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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-8319

ING Partners, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2012 to December 31, 2012

ITEM 1.                          REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2012

Classes ADV, I, S and S2

ING Partners, Inc.

■ ING American Century Small-Mid Cap Value Portfolio

■ ING Baron Growth Portfolio

■ ING Columbia Small Cap Value II Portfolio

■ ING Davis New York Venture Portfolio

■ ING Global Bond Portfolio

■ ING Growth and Income Core Portfolio (formerly, ING Thornburg Value Portfolio)

■ ING Invesco Van Kampen Comstock Portfolio

■ ING Invesco Van Kampen Equity and Income Portfolio

■ ING JPMorgan Mid Cap Value Portfolio

■ ING Oppenheimer Global Portfolio

■ ING PIMCO Total Return Portfolio

■ ING Pioneer High Yield Portfolio

■ ING T. Rowe Price Diversified Mid Cap Growth Portfolio

■ ING T. Rowe Price Growth Equity Portfolio

■ ING Templeton Foreign Equity Portfolio

■ ING UBS U.S. Large Cap Equity Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1
Market Perspective	3
Portfolio Managers' Report	6
Shareholder Expense Examples	38
Report of independent Registered Public Accounting Firm	41
Statements of Assets and Liabilities	42
Statements of Operations	50
Statements of Changes in Net Assets	54
Financial Highlights	62
Notes to Financial Statements	69
Summary Portfolio of Investments	95
Tax Information	175
Director and Officer Information	177
Advisory Contract Approval Discussion	181

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Looking forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled "Global Trends 2030: Alternative Worlds." The report identifies four "megatrends" that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It's important to remember that these are projections and subject to change, but they point to the value of keeping one's portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 4, 2013

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

(THIS PAGE INTENTIONALLY LEFT BLANK)

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2012

In the early part of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The recovery from there was dramatic and the MSCI World IndexSM ended up 15.71% for the whole year, despite slow, patchy improvement in economic data, and investors' frustration at the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. (The MSCI World IndexSM returned 15.83% for the one year ended December 31, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding less than one third of the way to 139,000 by December. The unemployment rate was still uncomfortably high at 7.7%.

By December, other economic data, from average hourly earnings growth to consumer confidence to retail sales were mostly inconclusive. Final third quarter gross domestic product ("GDP") growth was revised up to 3.1%, but it didn't feel like it and the next few quarters were expected to show growth at about half of this level.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 4.3% year-over-year gain, while new home sales in November were the highest since April 2010.

Also in the relative doldrums was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the shortage of good news, the MSCI World IndexSM ended December 16% above the low point in early June. How could this be? One reason was a growing sense that the euro zone's enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain's shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country's bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank ("ECB") President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was "ready to do whatever it takes to preserve the euro." Under certain conditions, the ECB would buy without limitation the 1-3 year bonds of a country in difficulties.

In September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Then in December, "Operation Twist" was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

So the year ended with central bankers sounding increasingly determined to underpin the euro and the prices of risky assets. This was enough to drive those prices higher despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece's next bailout tranche until November 27. In the U.S., the newly-elected Congress looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement on tax increases alone which postponed an even bigger conflict on spending and the debt ceiling until March.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index ("BCAB") of investment grade bonds rose 4.22% in 2012. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB, returned only 1.99% as risk appetite recovered. By contrast the Barclays Capital U.S. Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 9.82%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 15.78%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 16.00% in the fiscal year. By sector, financials led the way with a return of 28.82%, followed by consumer discretionary with a return of 23.92%. No sector incurred a loss, but defensive utilities' slim 1.29% gain reflected improved risk appetite. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets, the dollar fell 1.76% against the euro, which rebounded after Draghi's July pronouncements, and 4.38% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 12.79% over the yen in 2012, as Japan's parliamentary opposition won a landslide in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index soared 21.57%, due mainly to the monetary stimulus referred to above. This was despite the effect on Japan's export focused economy of the euro zone crisis, the slowdown in China and a return to recession. The MSCI Europe ex UK® Index rose 18.78% due to central bank initiatives, in the face of economic news that was unremittingly bad, also including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 10.19%, boosted by financials but held back by large, lagging energy and materials. The U.K. GDP grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bank of America/Merrill Lynch All Convertibles (Speculative Grade) Index	An unmanaged index that includes about 270 convertible securities and represents the non-investment-grade convertible market.
Bank of America/Merrill Lynch High Yield Master II Index

A broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year period. The quality rating is less than BBB by Standard & Poor's.

Barclays Capital Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. Government/Credit Bond Index

An index made up of the Barclays Capital Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

Barclays Capital U.S. Treasury Index

An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI All Country World IndexSM	A broad-based unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI All Country World ex U.S. IndexSM

A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI EAFE® Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	An unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Value Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.

BENCHMARK DESCRIPTIONS (CONTINUED)

Index	Description
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Value Index	An unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower than forecasted growth values.
Russell 2500TM Value Index	Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.
S&P MidCap 400 Index	A broad-based unmanaged capitalization weighted index of mid-capitalization companies.
S&P Small Cap 600/Citigroup Value Index	Measures the performance of those S&P 600 Index companies with lower price-to-book ratios.

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING American Century Small-Mid Cap Value Portfolio (the "Portfolio") seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Benjamin Z. Giele and Jeff John (responsible for the management of the Small Cap Value portion of the Portfolio) and Kevin Toney, Phillip N. Davidson Michael Liss and Brian Woglom (responsible for the Mid Cap Value portion of the Portfolio) (each a "Sleeve"), Portfolio Managers of American Century Investment Management, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio's Class S shares provided a total return 16.35% compared to the Russell 2500TM Value Indexand the S&P Small Cap 600/Citigroup Value Index, which returned 19.21% and 18.21%, respectively, for the same period.

Portfolio Specifics: Small Cap Value Sleeve — Investments in the financials, industrials, and materials sectors detracted from performance. The portfolio benefited from its positions in the information technology, health care, and utilities sectors.

In financials, the Sleeve was hampered by its underweight in real estate investment trusts ("REITs"). We continue to believe that REITs are overvalued or too highly levered. The Sleeve did not own mortgage services company Ocwen Financial Corp., which benefited from the improving housing market and a continuing trend toward mortgage-servicing outsourcing to third-party providers.

In industrials, the Sleeve did not hold Geo Group, a provider of government-outsourced services. Its share price doubled on good earnings and the news it would convert itself into a REIT. An overweight in Metalico, a scrap metal recycler, detracted as the company's profitability was hurt by soft global demand and tight domestic supply. An overweight in American Science & Engineering detracted after the maker of security x-ray equipment reported disappointing earnings.

In materials, the Sleeve did not own Louisiana-Pacific Corp., a manufacturer of building products, which benefited from the recovery in the housing market.

In information technology, strong stock selection boosted performance. A top contributor was Quest Software, a provider of information technology management software, which appreciated on news of a bidding war. Other notable contributors were IPG Photonics Corp. and Brightpoint. IPG Photonics reported better-than-expected earnings on strong demand for its fiber laser systems. Brightpoint, a distributor of wireless products, was acquired by a supply chain services provider.

In healthcare, the Sleeve benefited from a position in Lincare Holdings, which appreciated after the provider of home-oxygen and ventilation equipment agreed to be acquired. Young Innovations, which manufactures dental supplies and equipment, performed well after it was acquired by a private equity firm. It also reported record sales supported by solid demand and new product introductions.

Mid Cap Value Sleeve — Positions in the energy, consumer discretionary, and materials sectors detracted, while positions in the industrials and information technology sectors contributed positively.

In energy, the Sleeve was hampered by security selection. A top detractor was Ultra Petroleum, a natural gas exploration and production company. New extraction techniques have produced a significant amount of natural gas supply, which put pressure on prices. Falling energy prices and worries about Europe's financial problems weighed on portfolio holding Imperial Oil. In addition, the Sleeve was underweight U.S. oil refiners, which performed well as the price difference between Brent and West Texas Intermediate crude widened.

In consumer discretionary, the Sleeve was hampered by an underweight in household durables stocks, many of which performed well as the housing market improved. In materials, the Sleeve was hurt by an investment in gold producer Newmont Mining Corp. As risk appetite increased, investors traded out sectors and industries they perceived as defensive and into riskier names. Newmont's share price was also negatively impacted when the company provided lower-than-expected earnings guidance, citing the higher cost of finding gold and a decline in the amount of gold it expected to produce.

In industrials, an overweight and security selection added to results. Thomas & Betts Corp., a maker of electrical components, appreciated on news it would be acquired by Swiss engineering firm ABB Ltd. Oshkosh Corp., the specialty vehicle manufacturer, reported stronger-than-expected earnings and announced a plan to double its earnings per share by 2015. Activist investor Carl Icahn also took a position in the company. In information technology, an underweight and security selection enhanced performance. SanDisk, a maker of flash drive memory chip products, outperformed as supply and demand fundamentals improved. Western Digital reported unexpectedly strong profits in its fourth fiscal quarter, benefiting from the acquisition of Hitachi's hard drive operations.

During the one-year reporting period, forward currency exchange contracts were used to insulate the Sleeve from adverse currency movements.

Current Strategy and Outlook: We continue to be bottom-up investment managers, building our portfolios one stock at a time, a process that results in exposure to market segments based on the attractiveness of individual companies in terms of their valuation and fundamentals. As of December 31, 2012, the Mid Cap Value Sleeve was overweight in healthcare and industrials stocks relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in consumer discretionary, financials, information technology, and materials stocks. The Small Cap Value Sleeve, as of December 31, 2012, held larger positions than the benchmark in consumer discretionary, materials, and healthcare stocks. Fundamental analysis and valuation work have resulted in smaller relative weightings in financials and utilities stocks.

Sector Diversification
as of December 31, 2012
(as a percentage of net assets)

Financials	27.1%
Industrials	13.6%
Health Care	10.1%
Consumer Discretionary	8.9%
Utilities	8.5%
Information Technology	8.1%
Energy	7.3%
Consumer Staples	4.9%
Materials	4.5%
Exchange-Traded Funds	2.6%
Telecommunication Services	1.6%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012*
(as a percentage of net assets)

iShares Russell Midcap Value Index Fund	2.3%
Republic Services, Inc.	2.1%
Northern Trust Corp.	1.8%
Imperial Oil Ltd.	1.5%
Great Plains Energy, Inc.	1.4%
HCC Insurance Holdings, Inc.	1.2%
CareFusion Corp.	1.2%
Applied Materials, Inc.	1.1%
Pacific Gas & Electric Co.	0.9%
Lowe's Cos., Inc.	0.9%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

(*)  Effective February 15, 2012, Brian Woglom was added as a portfolio manager to the Portfolio and effective May 15, 2012, Jeff John replaced James Pitman as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	16.07%	6.23%	10.25%	—
Class I	16.59%	6.76%	10.79%	—
Class S	16.35%	6.50%	10.54%	—
Class S2	16.24%	—	—	24.18%
Russell 2500TM Value Index	19.21%	4.54%	10.20%	25.42	%(1)
S&P Small Cap 600/Citigroup Value Index	18.21%	4.72%	10.03%	25.37	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the indices is shown from March 1, 2009.

ING BARON GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Baron Growth Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager of BAMCO, Inc. ("BAMCO") — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class S shares provided a total return of 19.67% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 14.59% and 16.35%, respectively, for the same period.

Portfolio Specifics: In 2012, economic conditions remained uncertain and markets were volatile, yet the economy showed positive signs.

The sectors that contributed the most to absolute performance in 2012 were consumer discretionary, information technology ("IT") and healthcare. Consumer discretionary was led by Dicks Sporting Goods, Inc., the country's largest sporting goods retailer. The company has grown sales consistently through strong new store productivity and improved e-commerce business. Within IT, Equinix, Inc., a network-neutral operator of data centers across the globe, was the largest contributor. Real estate investment trust conversion has caused a revaluation of Equinix's shares. The Portfolio exited this position late in the year due to market cap considerations. The Portfolio's top contributor, which was in the healthcare sector, was AMERIGROUP Corp., a leading Medicaid HMO. AMERIGROUP's revenue grew from $1.6 billion in 2003, when we first invested, to $6 billion in 2011. In July WellPoint, Inc. bid for AMERIGROUP, at a 43% premium to the prior day's close. We subsequently sold the Portfolio's position.

The only sector that detracted from absolute performance was energy. Within energy CARBO Ceramics, Inc., the leading supplier of ceramic proppant was the largest detractor. CARBO's share price suffered through the first three quarters of the year from a series of downward earnings estimate revisions. We think that growth will resume in the near term.

Another individual detractor was DeVry, Inc., a provider of diversified post-secondary education. The lower student count, and continued investment spending in growth areas is driving negative operating leverage. Longer term, we are positive on DeVry.

The Portfolio increased for the year, outperforming the Russell 2000® Growth Index, as a result of favorable stock selection.

The IT, healthcare, and consumer discretionary sectors were also the largest contributors to relative results. Strength within the IT sector was mostly attributable to stock selection. Within healthcare the majority of the Portfolio holdings outperformed. Within consumer discretionary, a combination of favorable stock selection and the Portfolio's larger exposure to the sector lifted relative results.

Underperformance of several investments in energy and the Portfolio's slightly larger exposure to the sector, hurt relative results. Financials was another detracting sector on relative basis, though the weakness was offset by the Portfolio's larger exposure to this outperforming sector.

Current Strategy and Outlook: We continue to believe that stock market valuations are attractive. U.S. interest rates remain near historically low levels, and the fixed income markets offer limited inflation-adjusted returns. Investors continue to hold substantial sums in cash, which we believe will eventually be deployed into equities. Regulators are increasing their efforts to make our financial markets function more efficiently and fairly. We believe this will help restore faith of individual and institutional investors in our capital markets. In making investments, we hone in on secular growth themes or trends we believe are capable of driving strong multi-year growth. We look for companies that we believe to be well run by visionary management teams, with a differentiated long-term strategy and significant competitive advantages.

Although growth in the U.S. during the next few years will probably be slower than in prior decades, we believe that the competitive advantage of our country's low cost and plentiful shale energy will boost our nation's growth, as will the cost of electricity in the U.S. We believe a recovering housing market will also propel our nation's economic growth. About 40% of our nation's jobs lost in the Great Recession were in construction. We think the nascent housing recovery and a greater need for healthcare services could last for many years and would make an important contribution to lowering unemployment.

We also believe that the U.S. continues to be an innovative culture and, despite near-term headwinds, we remain excited about the Portfolio's holdings' long-term prospects.

Sector Diversification
as of December 31, 2012
(as a percentage of net assets)

Consumer Discretionary	25.0%
Information Technology	17.5%
Industrials	17.4%
Financials	13.4%
Health Care	8.2%
Energy	7.0%
Consumer Staples	5.4%
Utilities	1.6%
Telecommunication Services	0.9%
Materials	0.3%
Assets in Excess of Other Liabilities*	3.3%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012*
(as a percentage of net assets)

Genesee & Wyoming, Inc.	3.4%
Vail Resorts, Inc.	3.3%
Dick's Sporting Goods, Inc.	3.2%
LKQ Corp.	3.0%
Choice Hotels International, Inc.	2.5%
Penn National Gaming, Inc.	2.5%
Gartner, Inc.	2.4%
Under Armour, Inc.	2.2%
Generac Holdings, Inc.	2.2%
Ansys, Inc.	2.2%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING BARON GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	19.40%	3.94%	10.39%	—
Class I	19.96%	4.45%	10.94%	—
Class S	19.67%	4.21%	10.67%	—
Class S2	19.49%	—	—	26.04%
Russell 2000® Growth Index	14.59%	3.49%	9.80%	24.68	%(1)
Russell 2000® Index	16.35%	3.56%	9.72%	24.29	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Baron Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from March 1, 2009.

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Columbia Small Cap Value II Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christian K. Stadlinger, CFA, and Jarl Ginsberg, CFA, Portfolio Managers, of Columbia Investment Management Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares provided a total return of 14.56% compared to the Russell 2000® Value Index, which returned 18.05% for the same period.

Portfolio Specifics: Financial markets roared out of the gate in the first quarter of 2012 thanks to positive economic data that suggested a recovery in the U.S. economy was gaining steam. Throughout the second and third quarters, macro concerns rather than company fundamentals affected the Portfolio, including Europe's debt issues, slow growth in China, political uncertainty worldwide and the looming fiscal cliff. A bright spot for equity investors occurred at the end of the third quarter with the Federal Reserve's stimulus injection. The fourth quarter focus returned more to company fundamentals despite a devastating hurricane in the northeast, a contentious U.S. election and an eleventh-hour partial resolution to the fiscal cliff. The year concluded on a positive note as the U.S. economic recovery seen in the beginning of the year continued, albeit more slowly.

Against this backdrop, the Portfolio underperformed its benchmark, the Russell 2000® Value Index. Negative factors influencing 2012's performance included macro issues that impacted the energy sector and negative stock selection in consumer discretionary. Some offsets to these negatives included good performances from cyclical sectors which are exposed to the general economic recovery, as well as an increase in merger & acquisitions ("M&A") activity.

Sector allocation was negative and responsible for a third of the Portfolio's underperformance. Overweights to technology and healthcare and underweights to financials, consumer discretionary and energy were only marginally offset by an underweight to the lagging utilities sector. We were underweight utilities all year because valuations were too high which served the Portfolio well.

Stock selection was responsible for the balance of the underperformance. Negative selection in energy, consumer discretionary, utilities, financials and consumer staples more than offset strong results in technology and industrials.

The energy sector's overall 2012 performance was impacted by an abrupt decline in natural gas prices that occurred in the second quarter. The Portfolio's companies with natural gas exposure were hurt when gas prices dropped and oil prices increased. Those companies that attempted to shift the gas exposure to outperforming oil by increasing capital spending in that sector got penalized in the markets if they weren't rewarded by immediate positive cash flow. Portfolio names that detracted from performance included Bill Barrett Corp., Key Energy Services Inc., Midstates Petroleum and Swift Energy Co. Later in the year we added to an oil producer in the Utica Shale (Gulfport Energy) which added to performance in that sector.

In consumer discretionary, Bridgepoint Education Inc. declined double digits. During the third quarter, shares of the company lost value after one of its institutions was denied future accreditation. We sold the Portfolio's shares on the news as we believed that a resolution to the issue would take time.

On the upside, in technology, semiconductors contributed positively as Cirrus Logic Inc. reported better-than-expected earnings and bullish growth guidance based on their position as a major provider of audio chips to Apple's iPhones and other mobile phones.

Throughout the year, the slow recovery helped cyclical sectors exposed to housing, such as industrials and materials. For example, building products company USG Corp., United Rentals Inc. and Beacon Roofing Supplies contributed positively. Within financials, industries that were levered to a housing recovery fared well, including mortgage insurance companies and mortgage processing companies.

During 2012, the Portfolio benefited from an increase in M&A activity. Stocks that soared on news of a takeover and contributed significantly to performance throughout the year included Standard Microsystems Corp., Elster Group SE, Robbins & Myers Inc., Metropolitan Health Networks and Alterra Capital Holdings Ltd.

Current Strategy and Outlook: We continue to believe that our focus on small cap value companies with what we believe are strong underlying earnings prospects and attractively priced shares have the potential to reward investors. We remain focused on our research of those companies where we believe the valuation gap is likely to shrink in the near term and look for a company's upward inflection point, i.e., we seek out stocks that are both inexpensive and show improving operating performance/metrics. As we do this, three types of opportunities typically come to light: 1) "out-of-the-limelight" companies missed by the Wall Street research community; 2) opportunities in industries that may be out of favor; and, 3) companies with compressed near term operating fundamentals that the managers believe are poised to expand within a reasonable timeframe.

Going forward, we expect performance to continue to be driven by our bottom-up stock selection process and this strategy drives sector allocations. At period end, the strategy was overweight versus the Russell 2000® Value Index in industrials, information technology and healthcare. The Portfolio was underweight consumer discretionary, financials (driven by real estate investment trusts and specialty finance companies), utilities (based on the high valuation for many of the companies within the sector) and energy.

Sector Diversification
as of December 31, 2012
(as a percentage of net assets)

Financials	34.2%
Industrials	16.4%
Information Technology	14.2%
Health Care	7.3%
Materials	6.9%
Consumer Discretionary	6.9%
Energy	5.4%
Utilities	4.9%
Consumer Staples	2.4%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012*
(as a percentage of net assets)

NeuStar, Inc.	1.2%
Metals USA Holdings Corp.	1.2%
American Assets Trust, Inc.	1.2%
CubeSmart	1.1%
USG Corp.	1.1%
Wabash National Corp.	1.1%
Mentor Graphics Corp.	1.1%
First Industrial Realty Trust, Inc.	1.1%
United Rentals, Inc.	1.1%
Amerisafe, Inc.	1.1%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I April 28, 2006		Since Inception of Class S May 1, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	14.01%	2.48%	2.52%		—		—	—
Class I	14.56%	3.01%	—		2.99%		—	—
Class S	14.20%	2.74%	—		—		2.80%	—
Class S2	14.07%	—	—		—		—	23.54%
Russell 2000® Value Index	18.05%	3.55%	1.20	%(1)	2.32	%(2)	2.32%	23.80	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Columbia Small Cap Value II Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from January 1, 2007.

(2) Since inception performance of the index is shown from May 1, 2006.

(3) Since inception performance of the index is shown from March 1, 2009.

ING DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Davis New York Venture Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christopher C. Davis and Kenneth C. Feinberg, Portfolio Managers, with Davis Selected Advisers, L.P. ("Davis Advisers") — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class S shares provided a total return of 12.27% compared to the S&P 500® Index, which returned 16.00% for the same period.

Portfolio Specifics: The S&P 500® Index turned in a strong performance with individual sectors within the index increasing by as much as 29% (financials) or as little as 1% (utilities). The sectors within the index that turned in the strongest performance over the period were financials and consumer discretionary. The sectors within the index that turned in the weakest performance (but still positive) were utilities and energy.

Energy companies were the most important detractorfrom the Portfolio's performance on both an absolute basis and relative to the S&P 500® Index. The Portfolio's energy companies underperformed the corresponding sector within the index and had a slightly lower relative average weighting in this weaker performing sector. Eog Resourceswas among the most important contributors to performance. Canadian Natural Resources, Occidental Petroleum, OGX Petroleo e Gas Participacoes, and Devon Energy were among the most important detractors from performance.

Consumer discretionary companies contributed to the Portfolio's absolute performance, but detracted from performance relative to the S&P 500® Index. The Portfolio's consumer discretionary companies underperformed the corresponding sector within the index and had a lower relative average weighting in this stronger performing sector. Walt Disney was among the most important contributors to performance. Groupon and Bed Bath & Beyond were among the most important detractors from performance.

Financial companies were the most important contributor to the Portfolio's absolute performance, but detracted from performance relative to the S&P 500® Index. The Portfolio's financial companies underperformed the corresponding sector within the index, but benefited from a higher relative average weighting in this stronger performing sector. Wells Fargo, Bank of New York Mellon, American Express, and Berkshire Hathaway were among the most important contributors to performance. Julius Baer Group and Fairfax Financial Holdings were among the most important detractors from performance.

Consumer staple companies were important contributors to the Portfolio's performance on both an absolute basis and relative to the S&P 500® Index. The Portfolio's consumer staple companies outperformed the corresponding sector within the index, but had a higher relative average weighting in this weaker performing sector. Costco Wholesale, CVS Caremark, and Diageo were among the most important contributors to performance.

The Portfolio had approximately 15% of its assets invested in foreign companies (including American Depositary Receipts) at December 31, 2012. As a whole, these companies underperformed the domestic companies held by the Portfolio.

Current Strategy and Outlook: Our long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. The Portfolio's investment strategy is to perform extensive research to buy durable companies at what we believe is a discount to their intrinsic values and to hold them for the long term. We focus deliberately on the future, considering each company's long-term business fundamentals.

As of December 31, 2012, three companies had dropped out of the Portfolio's top 10 holdings from the end of 2011. This is consistent with our low-turnover strategy as two of the three companies remain top 15 holdings. EOG Resources, Occidental Petroleum, and Loews Corp. were replaced among the top 10 holdings by Berkshire Hathaway, Bed Bath & Beyond, and Monsanto.

Sector Diversification
as of December 31, 2012
(as a percentage of net assets)

Financials	37.7%
Consumer Staples	13.7%
Information Technology	10.6%
Consumer Discretionary	9.8%
Materials	9.0%
Energy	8.2%
Industrials	5.2%
Health Care	3.1%
Telecommunication Services	0.3%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012
(as a percentage of net assets)

Bank of New York Mellon Corp.	6.4%
Wells Fargo & Co.	6.0%
CVS Caremark Corp.	5.6%
American Express Co.	5.5%
Google, Inc. — Class A	4.9%
Berkshire Hathaway, Inc. — Class A	4.3%
Bed Bath & Beyond, Inc.	3.4%
Monsanto Co.	3.0%
Costco Wholesale Corp.	3.0%
Canadian Natural Resources Ltd.	2.9%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING DAVIS NEW YORK VENTURE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year
Class ADV	11.99%	(1.08)%	5.81%
Class I	12.56%	(0.59)%	6.34%
Class S	12.27%	(0.83)%	6.07%
S&P 500® Index	16.00%	1.66%	7.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Davis New York Venture Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

Prior to October 31, 2005, the Portfolio was sub-advised by Salomon Brothers Asset Management Inc. Effective October 31, 2005, the Portfolio's principal investment strategies and name changed.

ING GLOBAL BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Global Bond Portfolio (the "Portfolio") seeks to maximize total return through a combination of current income and capital appreciation. The Portfolio is managed by Christine Hurtsellers, CFA, Michael Mata, and Robert Robis, CFA, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class S shares provided a total return of 7.65% compared to the Barclays Capital Global Aggregate Index, which returned 4.32% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark for the reporting period, thanks to strong contributions from credit allocations and sector selection. Active currency management and interest rate decisions contributed as well, to a lesser degree. A strong year for credit markets helped generate good total returns across most fixed income classes, despite uncertainty about fiscal policies and election outcomes in Europe and the United States, and slowing global economic growth. Two major periods of risk aversion, November 2011 and May 2012, were related to the ongoing sovereign debt crisis in peripheral Europe. Supportive policy responses from the European Central Bank ("ECB") and the U.S. Federal Reserve (the "Fed") helped stabilize financial markets, but not without investors suffering periods of acute market volatility.

The Portfolio maintained overweight core allocations to domestic credit sectors (U.S. investment grade and high yield corporates, and mortgage-backed securities) and emerging market ("EM") credit sectors, such as U.S.-dollar-denominated sovereigns and corporates. The Portfolio's above average credit allocation benefited returns. Near period-end we lowered the Portfolio's U.S. high yield allocation as valuations became expensive, shifting to more attractively valued EM corporate bonds and other sectors. The Portfolio maintained a core overweight of EM currency exposure versus the euro, favoring high quality, higher yielding currencies we felt could best deal with periods of heightened volatility and slowing global growth. Among these were the Mexican peso, Brazilian real, Malaysian ringgit and Russian ruble. Active currency management helped offset the drag on returns that would normally be expected in a period of U.S. dollar strength.

The Portfolio had no exposure to Japanese government debt and generally avoided the most troubled parts of Europe during the year. Only in August, after the ECB pledged support for troubled sovereign markets, did the Portfolio tentatively re-enter Europe — adding Italian bonds, the only peripheral European country whose debt appears sustainable at current yield levels. We also reduced underweights in European currencies. Though more constructive on the euro zone than we've been in some time, we remain cautious awaiting clarity about the actual funding needs of the most indebted nations, notably Spain.

We adapted interest rate exposure to sharp changes in market sentiment stemming from central bank activity, such as the Fed's third round of quantitative easing . The Portfolio generally had lower exposure to developed market interest rates and greater exposure to local currency EM rates. We favored Brazil, Australia, Russia and Chile — countries with higher interest rates that we expected to remain stable or decline because of slowing economic growth. At various points during the period, the Portfolio took advantage of short-term rises in U.K. gilt yields by tactically overweighting U.K. duration, as the Bank of England was engaged in quantitative easing measures designed to keep U.K. gilt yields from rising over the longer-term.

Derivatives were used to manage currency and duration exposures and generally helped results. Currency forwards were the primary tool for gaining currency exposure. A significant portion of local currency EM rate exposure was derived with interest rate swaps.

Current Strategy and Outlook: We think U.S. credit valuations are less attractive than a year ago, but Fed actions to suppress Treasury yields will remain supportive for credit products. We believe 2013 will be a year where a greater share of returns will come from earning yield than from spread compression, though we don't expect meaningful spread widening in most sectors.

The Portfolio will seek to enhance yield through interest-rate positioning, favoring such countries as Mexico, Chile and Italy while underweighting Japan and the United States. We believe the Obama administration and Congress will compromise on the "fiscal cliff" and avoid the debt ceiling, allowing Treasury yields to rise somewhat as reduced uncertainty triggers outflows from safe assets. Should rate rise during 2013, the Portfolio will seek to underweight U.S. yields tactically.

We continue to favor U.S. and foreign corporate bonds, emerging market local and hard currency bonds, as well as mortgage-backed securities. We expect to maintain underweight exposure to German interest rates in favor of Italy, and may also underweight France against Germany. The Portfolio continues to seek tactical interest rate opportunities within the U.K. and Eastern Europe.

Global growth should improve and generally support emerging economies. We favor EM corporates and sovereigns and remain focused on EM currencies such as the rupee, Mexican peso and ruble. We are bearish on the euro but believe ECB and Fed actions have taken the bad news out of peripheral Europe, which could provide opportunities in Eastern European economies such as Poland. China's economy appears to have resumed growth, which should benefit the Korean won and Malaysian ringgit.

Geographic Diversification
as of December 31, 2012
(as a percentage of net assets)

United States	45.9%
Emerging Markets	28.9%
Brazil	5.0%
Italy	3.3%
Netherlands	2.2%
Mexico	1.8%
South Africa	1.7%
Germany	0.6%
Canada	0.0%
Countries between 0.2%-1.0%^	5.2%
Assets in Excess of Other Liabilities*	5.4%
Net Assets	100.0%

*  Includes short-term investments and purchased options.

^  Includes 9 countries, which each represents 0.2%-1.0% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012*
(as a percentage of net assets)

ING Emerging Markets Hard Currency Sovereign Debt Fund Class P	12.7%
ING Emerging Markets Local Currency Debt Fund Class P	10.6%
ING Emerging Markets Corporate Debt Fund Class P	5.6%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	4.5%
Italy Buoni Poliennali Del Tesoro, 5.500%, 09/01/22	3.2%
United States Treasury Bond, 2.750%, 08/15/42	2.3%
United States Treasury Note, 0.250%, 11/30/14	2.3%
United States Treasury Note, 0.250%, 12/15/15	2.1%
Fannie Mae, 0.830%, 12/25/36	1.9%
Netherlands Government Bond, 4.500%, 07/15/17	1.9%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING GLOBAL BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes ADV, I and S November 8, 2004
Class ADV	7.36%	5.38%	5.51%
Class I	7.91%	5.90%	6.02%
Class S	7.65%	5.65%	5.78%
Barclays Capital Global Aggregate Index	4.32%	5.44%	5.22	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the indices is shown from November 1, 2004.

Prior to January 21, 2011, the Portfolio was sub-advised by Oppenheimer Funds, Inc. Effective January 21, 2011, the Portfolio's name and investment strategies changed.

ING GROWTH AND INCOME CORE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Growth and Income Core Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christopher F. Corapi and Michael Pytosh, Portfolio Managers, of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares provided a total return of 9.27% compared to the S&P 500® Index, which returned 16.00% for the same period.

Portfolio Specifics: January 1, 2012 — November 16, 2012* — The Portfolio significantly underperformed relative to the S&P 500® Index during the period, due in part to negative stock selection in the information technology, materials, energy, and financials sectors. Positive stock selection in healthcare and industrials, and a favorable overweight allocation within the telecommunication services sector contributed positively to relative performance.

Individual detractors from performance included Tokyo Steel Manufacturing, Alpha Natural Resources, and United States Steel. Note that two out of three detractors from performance for the period were removed from the Portfolio. Tokyo Steel was weak as investors questioned the profitability of its plant in an environment with weak steel prices and a strong yen. Alpha Natural Resources and United States Steel suffered due to fundamental deterioration as economic weakness in Europe and China hurt steel and metallurgical coal prices.

Individual contributors to performance included Gilead Sciences, The Gap Inc., and Thermo Fisher Scientific. Gilead has risen to roughly 18x earnings this year, as other investors seem to be catching on to the revenue potential of its "Quad" HIV regimen (which we have been excited about for some time) and to its Hepatitis C treatment pipeline. A number of analysts have increased their earnings estimates in the "out years" to over $10 per share (for years 2016 and 2017), which supports additional stock price appreciation from this point forward. Gap has rebounded this year: online revenue has grown rapidly and store performance has improved. Comparable-store sales increases have been strong recently. Thermo Fisher Scientific continues to execute as a global leader in biotech tools; government demand is more robust than was feared late last year when the threat of budget sequestration seemed real.

November 30, 2012 — December 31, 2012* — During the period, strong stock selection benefited the Portfolio. Notably, selection within consumer staples and materials added the most value, while stock selection within information technology and consumer discretionary detracted value.

Within materials, an overweight in Eastman Chemical Co. was the largest contributor to performance. Shares of Eastman Chemical Co., a global diversified producer chemicals, plastics and fibers materials, benefited from better than expected third quarter ("3Q") earnings and a positive commentary and outlook for 2013 by CEO Jim Rodgers. Also, the company's investor day in early December gave investors further confidence in the company's strategy.

Our overweight position in Delphi Automotive PLC, a global vehicle components manufacturer, also contributed to performance. The company has a strong position in product areas that are in the midst of secular increases, which we believe will drive above-industry revenue growth for the foreseeable future.

In financials, not owning Bank of America Corp. was unfavorable to returns. In October the company reported 3Q earnings which exceeded consensus. While the quarter was highlighted by strong commercial loan growth, capital ratio building, lower non-interest expense, and margin expansion, the results also reflected weakness in consumer, banking, cards, trading, loans and brokerage. We do not own Bank of America as we believe its revenue picture remains muted despite improvements in capital structure and mortgage related costs.

Within information technology, an overweight in Apple Inc. detracted from performance. The shares came under pressure following channel checks that suggested potential weakness in iPhone 5 sales in 2013. What's more, some funds may have been taking profits ahead of year-end.

Current Strategy and Outlook: We adhere to our investment process, and have been taking advantage of market volatility to add to existing positions during corrections or initiate new positions. Currently the Portfolio is overweight in the energy, industrials and telecommunications sectors and underweight in financials, utilities and consumer discretionary sectors.

Sector Diversification
as of December 31, 2012
(as a percentage of net assets)

Information Technology	18.1%
Financials	14.4%
Energy	11.8%
Health Care	11.7%
Industrials	11.1%
Consumer Discretionary	10.7%
Consumer Staples	10.1%
Materials	3.4%
Telecommunication Services	3.4%
Utilities	1.6%
Exchange-Traded Funds	0.8%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012
(as a percentage of net assets)

ExxonMobil Corp.	4.6%
Apple, Inc.	4.5%
Google, Inc. — Class A	4.3%
Pfizer, Inc.	3.0%
Wells Fargo & Co.	2.8%
Oracle Corp.	2.6%
Comcast Corp. — Class A	2.5%
Verizon Communications, Inc.	2.4%
JPMorgan Chase & Co.	2.2%
Philip Morris International, Inc.	2.0%

Portfolio holdings are subject to change daily.

(*)  On September 6, 2012, the Board of Directors of the Portfolio approved the removal of Thornburg Investment Management, Inc. as the Sub-Adviser to the Portfolio effective November 16, 2012 and also approved subsequent changes to the Portfolio's investment objective and principal investment strategies. The Board of Directors approved the appointment of ING IM as the interim sub-adviser to the Portfolio effective November 30, 2012 under an interim sub-advisory agreement. For the period from November 16, 2012 through November 30, 2012, the Portfolio was in a transition period. In addition, on September 6, 2012, the Portfolio's Board approved a proposal to reorganize the Portfolio with and into ING Growth and Income Portfolio, which is not included in this report. The proposal to enter into a new permanent sub-advisory agreement with ING IM and the proposal for the merger require approval by the Portfolio's shareholders. A shareholder meeting is scheduled to be held on or about February 27, 2013. The Portfolio will notify shareholders if shareholder approval of the proposals is not obtained. If shareholder approval of the proposals is obtained, a new permanent sub-advisory agreement with ING IM will be effective on or about February 27, 2013 and the merger of the Portfolio with and into ING Growth and Income Portfolio is expected to take place on or about March 23, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING GROWTH AND INCOME CORE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class S2 March 8, 2010
Class ADV	8.72%	(2.09)%	4.91%	—
Class I	9.27%	(1.61)%	5.43%	—
Class S	8.97%	(1.85)%	5.17%	—
Class S2	8.80%	—	—	(0.32)%
S&P 500® Index	16.00%	1.66%	7.10%	11.77	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth and Income Core Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the indices is shown from March 1, 2010.

Prior to August 7, 2006, the Portfolio was sub-advised by Massachusetts Financial Services Company and was known as MFS Capital Opportunities Portfolio. Effective August 7, 2006, Thornburg became the sub–adviser and the Portfolio's principal investment strategies changed. Effective November 30, 2012, ING Investment Management Co. LLC became the sub-adviser and the Portfolio's principal investment strategies changed.

ING INVESCO VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Invesco Van Kampen Comstock Portfolio (the "Portfolio") seeks capital growth and income. The Portfolio is managed by Kevin Holt, Managing Director, Jason Leder, Managing Director, Devin E. Armstrong, CFA, James N. Warwick, and Matthew Seinsheimer, Product Managers, of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class S shares, provided a total return of 18.66% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned 17.51% and 16.00%, respectively, for the same period.

Portfolio Specifics: The fiscal year began with the broad equity markets rallying, having one of the largest gains since 2009. During the second quarter of the year major domestic and global equity markets declined as they were dominated by the macroeconomic, risk-on, risk-off environment. Changing the course from the second quarter, the major domestic and global equity markets posted positive performance for the third quarter. However, volatility continued to be dominated by the macroeconomic, risk-on, risk-off environment and European debt continued to drag global confidence as the fear of Spain and Italy's debt burden threaten global growth. In the fourth quarter, the major domestic and global equity markets posted positive performance. Once again, volatility continued to be dominated by the macroeconomic, risk-on, risk-off environment. The close of the year was marked with Corporations refusing to spend or invest in an unpredictable fiscal and regulatory environment based on the uncertainty of the presidential election and the so-called "fiscal cliff" — a variety of tax increases and spending cuts scheduled to take effect in January 2013, unless an agreement is reached between the White House and Congress.

Results were strong among the sectors of the Russell 1000® Value Index, with most sectors such as consumer discretionary, financials, industrials, consumer staples, telecommunication services, health care and materials posting double-digit positive returns.

Strong stock selection and an overweight to consumer discretionary, specifically within media, acted as one of the largest contributors to relative performance for the period. Strong stock selection within financials and industrials also contributed to performance. Having a material underweight to utilities also boosted relative performance for the year, as this was the worst performing sector within the Russell 1000® Value Index for the period. Stock selection within consumer staples and materials drove performance as well.

In contrast, stock selection and an underweight within energy hurt performance and was a large detractor. Weak stock selection within healthcare also acted as a large detractor to relative performance for the year. A material overweight to technology and stock selection and an underweight to telecommunications detracted from relative performance

Current Strategy and Outlook: During the year, management trimmed select holdings in information technology ("IT") services, insurance, media and consumer staples based on valuations. Towards the end of the reporting period, we added to select holdings in IT equipment and energy on weakness and initiated positions in a food & beverage company, an oil/gas exploration and production company and a holding in consumer durables.

As value managers, we point to the very low earnings expectations that characterize most holdings in the Portfolio. We believe the low earnings expectations, combined with historically attractive valuations, could potentially provide downside protection in a volatile equity market. Although recent market volatility has created challenges, it has also created investment opportunities as we believe companies have become more attractively valued.

Sector Diversification
as of December 31, 2012
(as a percentage of net assets)

Financials	23.8%
Consumer Discretionary	16.4%
Health Care	14.4%
Energy	13.9%
Information Technology	10.0%
Industrials	6.2%
Consumer Staples	6.1%
Materials	2.9%
Telecommunication Services	2.4%
Utilities	2.3%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012
(as a percentage of net assets)

Citigroup, Inc.	3.8%
JPMorgan Chase & Co.	3.2%
Comcast Corp. — Class A	2.4%
Pfizer, Inc.	2.4%
Time Warner Cable, Inc.	2.4%
Allstate Corp.	2.4%
BP PLC ADR	2.3%
Microsoft Corp.	2.2%
Bank of New York Mellon Corp.	2.2%
Viacom — Class B	2.2%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING INVESCO VAN KAMPEN COMSTOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year
Class ADV	18.30%	1.51%	6.56%
Class I	18.83%	2.01%	7.07%
Class S	18.66%	1.78%	6.83%
Russell 1000® Value Index	17.51%	0.59%	7.38%
S&P 500® Index	16.00%	1.66%	7.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Invesco Van Kampen Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

ING INVESCO VAN KAMPEN EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Invesco Van Kampen Equity and Income Portfolio (the "Portfolio") seeks total return, consisting of long-term capital appreciation and current income. The Portfolio is managed by Thomas B. Bastian, James O. Roeder, Sergio Marcheli, Mark Laskin, Mary Jayne Maly and Chuck Burge of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class S shares provided a total return of 12.52% compared to the Russell 1000® Value Index, Barclays Capital U.S. Government/Credit Bond Index and the Composite Index (60% Russell 1000® Value Index/40% Barclays Capital U.S. Government/Credit Bond Index), which returned 17.51%, 4.82% and 12.45%, respectively, for the same period.

Portfolio Specifics: The fiscal year began with the broad equity markets rallying, having one of the largest gains since 2009. During the second quarter of the year major domestic and global equity markets declined as they were dominated by the macroeconomic, risk-on, risk-off environment. Changing the course from the second quarter, the major domestic and global equity markets posted positive performance for the third and fourth quarters. Once again, volatility continued to be dominated by the macroeconomic, risk-on, risk-off environment. The close of the year was marked with corporations refusing to spend or invest in an unpredictable fiscal and regulatory environment, based on the uncertainty of the presidential election and the so-called "fiscal cliff" — a variety of tax increases and spending cuts scheduled to take effect in January 2013, unless an agreement is reached between the White House and Congress.

Results were strong among the sectors of the Russell 1000® Value Index, with most sectors such as consumer discretionary, financials, industrials, consumer staples, telecommunication services, health care and materials posting double-digit positive returns.

Strong stock selection within the industrials sector was the largest relative contributor to performance versus the Russell 1000® Value Index. Strong stock selection and an overweight within the consumer discretionary sector provided a boost to relative performance. A material underweight to utilities also acted as a contributor, as a utility was the worst performing sector within the benchmark. Strong stock selection in the materials sector and the information technology also contributed to performance.

On the negative side, a relatively high cash position within the Portfolio was a large detractor of performance during a market returning double digit returns. Stock selection in the consumer staples sector was the largest detractor from Portfolio performance. An underweight to financials and stock selection also detracted from performance. Stock selection and an underweight in telecommunications as well as stock selection in the energy sector also negatively affected the Portfolio's relative performance.

The allocation to investment grade corporate, government agency and U.S. Treasury bonds acted as both a source of income and also helped mitigate overall portfolio volatility. This segment of the Portfolio provided an absolute total return for the period. Nevertheless, this bond allocation detracted from relative performance versus the Russell 1000® Value Index, as bonds generally underperformed equities during the period. The convertible bond portion had a positive effect on results, although not enough to offset the negative effects of stock selection and the drag from traditional bonds.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a slight negative impact on the Portfolio's performance relative to the Russell 1000® Value Index for the reporting period.

Current Strategy and Outlook: Equity markets experienced continued volatility during the reporting period. We believe that market volatility creates opportunities to invest in companies with what we believe are attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies' stock prices.

Sector Diversification
as of December 31, 2012
(as a percentage of net assets)

Financials	22.8%
Health Care	14.3%
Consumer Discretionary	9.8%
Information Technology	9.4%
Energy	8.9%
Consumer Staples	8.5%
U.S. Treasury Notes	6.2%
Industrials	5.6%
U.S. Treasury Bonds	3.3%
Materials	2.7%
Telecommunication Services	2.6%
Utilities	1.8%
Federal National Mortgage Association	0.5%
Federal Home Loan Mortgage Corporation	0.5%
Foreign Government Bonds	0.2%
Municipal	0.1%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012*
(as a percentage of net assets)

JPMorgan Chase & Co.	3.6%
United States Treasury Note, 0.250%, 04/30/14	2.5%
General Electric Co.	2.2%
Citigroup, Inc.	1.9%
Viacom — Class B	1.6%
Microsoft Corp.	1.6%
Marsh & McLennan Cos., Inc.	1.6%
Merck & Co., Inc.	1.5%
Time Warner Cable, Inc.	1.5%
United States Treasury Note, 2.750%, 10/31/13	1.4%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING INVESCO VAN KAMPEN EQUITY AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	12.23%	2.81%	7.15%	—
Class I	12.79%	3.33%	7.69%	—
Class S	12.52%	3.07%	7.42%	—
Class S2	12.34%	—	—	15.46%
Russell 1000® Value Index	17.51%	0.59%	7.38%	21.73	%(1)
Barclays Capital U.S. Government/Credit Bond Index	4.82%	6.06%	5.25%	7.08	%(1)
Composite Index	12.45%	3.27%	6.86%	16.06	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Invesco Van Kampen Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the indices is shown from March 1, 2009.

ING JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING JPMorgan Mid Cap Value Portfolio (the "Portfolio") seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon, Lawrence Playford and Gloria Fu, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class S shares provided a total return of 20.02% compared to the Russell Midcap® Value Index, which returned 18.51% for the same period.

Portfolio Specifics: The Portfolio outperformed the Russell MidCap® Value Index in 2012. The team generated alpha in seven of 10 sectors, with the information technology, consumer discretionary and industrial sectors being the top contributors to relative performance.

The Portfolio's top contributor during 2012 was Lincare Holdings in the healthcare sector. We have long believed that Lincare, as the largest provider of an essential service (i.e., in-home oxygen), would fare well regardless of the outcome of healthcare reform. Linde's acquisition of the company at a significant premium confirmed that assessment, and unlocked the stock's value sooner than expected.

Snap-on, maker and marketer of tools, was a top contributor within the industrial sector, as the company consistently posted better than expected earnings per share and sales throughout the year. We continue to like the company as it has an unmatched ability to control quality relative to competitors since Snap-on manufactures about 70% of tools sold.

Despite the strong relative performance in 2012, results were negatively impacted by stock selection and underweight positions in the energy and telecommunication services sectors. Within the energy sector, Devon Energy was a top detractor due to depressed oil and natural gas prices. We continue to have conviction in Devon Energy due to its strong financial position and sound strategic repositioning.

Current Strategy and Outlook: Our strategy employs a bottom-up approach to stock selection, constructing the Portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued companies that we believe have the potential to increase their intrinsic values per share and to purchase these companies at a discount.

While the bout with macroeconomic headwinds most certainly will continue, the portfolio management team's long-term outlook on equities has not changed. Valuations look very attractive as price/earnings multiples are compressed and remain well below their long-term averages. The portfolio management team has used this period of increased market weakness as an opportunity to build positions in higher-conviction names and reduce holdings that have outperformed.

We continue to believe that valuations look attractive though some areas of the market have become overvalued, such as utilities. As a result, we have further reduced exposure to the utilities sector by liquidating PG&E and Northeast Utilities. The Portfolio continues to have a big emphasis on consumer discretionary names: during the fourth quarter, we increased the Portfolio's positions in Bed Bath & Beyond and TJX Companies. The financial sector remains the Portfolio's largest underweight, due to an underweight in real estate investment trusts based on valuation.

Sector Diversification
as of December 31, 2012
(as a percentage of net assets)

Financials	26.2%
Consumer Discretionary	20.3%
Utilities	10.4%
Industrials	9.9%
Materials	7.5%
Information Technology	7.0%
Consumer Staples	5.6%
Energy	4.8%
Health Care	3.9%
Telecommunication Services	0.4%
Assets in Excess of Other Liabilities*	4.0%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012*
(as a percentage of net assets)

Loews Corp.	1.7%
Ameriprise Financial, Inc.	1.6%
Energen Corp.	1.6%
Ball Corp.	1.6%
Marsh & McLennan Cos., Inc.	1.5%
Analog Devices, Inc.	1.4%
Kohl's Corp.	1.4%
M&T Bank Corp.	1.4%
Amphenol Corp.	1.3%
Autozone, Inc.	1.3%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING JPMORGAN MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	19.69%	4.55%	9.60%	—
Class I	20.33%	5.06%	10.14%	—
Class S	20.02%	4.80%	9.88%	—
Class S2	19.86%	—	—	24.25%
Russell Midcap® Value Index	18.51%	3.79%	10.63%	26.87	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Mid Cap Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from March 1, 2009.

ING OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Oppenheimer Global Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Rajeev Bhaman, Portfolio Manager of OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class S shares provided a total return of 21.33% compared to the MSCI World IndexSM and the MSCI All Country World IndexSM, which returned 15.83% and 16.13%, respectively, for the same period.

Portfolio Specifics: Among the top contributors to performance this period included eBay, Inc., Industria de Diseno Textil SA ("Inditex"), and SAP AG. Improvements in the navigability and functionality of eBay's website led to better completion rates on transactions and hence higher sales. The take-up of eBay's PayPal in both on-line and off-line environments continued strongly, helping drive both revenues and profits above expectations. Inditex is a global fast fashion designer, manufacturer and retailer of clothing headquartered in Spain, whose best known brand is Zara. Despite the gloomy economic environment plaguing Spain and Europe generally, Inditex continued to grow profitably worldwide, becoming a reference for consumers everywhere. SAP is the business software that many significant businesses in the world use to run their enterprises. Whether it is enterprise resource planning or business intelligence or analytics or governance, SAP is ubiquitous. New drivers, such as its launch of HANA (High-Performance Analytical Appliance), a product which enables businesses to process and analyze data faster and more cost effectively in memory, and its acquisitions of Success Factors and Ariba, both cloud-based business models, should allow it to continue to grow its lead over the competition, in our opinion.

The most significant detractors from performance this period were Iluka Resources Ltd., Credit Suisse Group AG, and Facebook. Iluka Resources is an Australian low-cost producer of zircon and titanium dioxide (TiO2). The roiling of the commodities markets on the back of China's slowdown in growth hit Iluka doubly hard as China is its most significant market. Iluka's products are used primarily in paint and glazed tiles. Improving home quality demands, particularly in emerging markets, is the driver of our investment thesis for Iluka. As a top three producer of both high quality TiO2 and Zircon, we believe the opportunity for meaningful growth in the future from people's increased use of glazed tiles and better paint in floors and walls in warmer climate countries remains despite the current slowdown in housing development in India and China. Difficult financial market circumstances with low risk taking and low volumes hurt revenues at both the investment bank and the private bank of Credit Suisse Group. More stringent capital demands from the Swiss regulator added to its woes. Facebook is the world's largest social networking site, with one billion users. Its stock was negatively impacted by concerns that the company's revenues will be hurt by a shift to mobile, where the assumption is that ad revenue per user will be lower than it is on desktop.

Current Strategy and Outlook: At period end, the Portfolio had its largest overweight positions in information technology and consumer discretionary, and its most significant underweight positions in energy, financials and materials. The Portfolio had its largest relative overweight positions in Germany, Brazil, India, France, Sweden, Spain and Mexico, and its most significant underweights in the U.S., U.K. and Canada. The Portfolio seeks to invest in what we believe are high quality, global market leaders that have the potential to grow faster than the general global economy over the longer term. We focus on companies within industries that are being driven by secular growth trends and that, in our opinion, have the financial strength to fund their own growth, producing positive returns on invested capital and demonstrating good cash flow generation characteristics.

We believe that lingering concerns about the global macroeconomic environment will result in continued market volatility, and remain focused on our investment strategy. We focus on purchasing what we believe are high quality growth companies at attractive prices and that have what we consider significant growth opportunities over a five-year investment horizon. Currently, that has led us to heavy concentrations in information technology and consumer discretionary stocks.

Geographic Diversification
as of December 31, 2012
(as a percentage of net assets)

United States	36.3%
Germany	10.9%
Japan	8.2%
France	6.5%
Switzerland	5.4%
Sweden	5.0%
Brazil	4.1%
Spain	4.0%
United Kingdom	3.7%
Countries between 0.3%-3.6%^	14.2%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 10 countries, which each represents 0.3%-3.6% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012
(as a percentage of net assets)

Telefonaktiebolaget LM Ericsson	3.1%
eBay, Inc.	2.9%
SAP AG	2.5%
Siemens AG	2.2%
UBS AG - Reg	2.1%
LVMH Moet Hennessy Louis Vuitton S.A.	2.0%
Google, Inc. — Class A	2.0%
European Aeronautic Defence and Space Co. NV	1.9%
Inditex S.A.	1.9%
Bayerische Motoren Werke AG	1.9%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING OPPENHEIMER GLOBAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	21.18%	1.07%	8.40%	—
Class I	21.70%	1.57%	9.06%	—
Class S	21.33%	1.32%	8.65%	—
Class S2	21.17%	—	—	21.83%
MSCI World® IndexSM	15.83%	(1.18)%	7.51%	18.88	%(1)
MSCI All Country World IndexSM	16.13%	(1.16)%	8.11%	19.48	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Global Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the indices is shown from March 1, 2009.

Prior to November 8, 2004, the Portfolio was sub-advised by Massachusetts Financial Services Company. Effective November 8, 2004, the Portfolio's principal investment strategies and name changed.

ING PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING PIMCO Total Return Portfolio (the "Portfolio") seeks maximum total return, consistent with capital preservation and prudent investment management. The Portfolio is managed by William H. Gross, CFA, Managing Director, Co-Chief Investment Officer and Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For year ended December 31, 2012, the Fund's Class S shares, provided a total return of 7.88% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 4.21% for the same period.

Portfolio Specifics: 2012 was a year defined globally by a dynamic, polarized political process and increased monetary policy measures. At the start of 2012, risk sectors generated positive returns as U.S. economic data released during the first quarter was mostly positive, and reflected an improved short-term outlook for the economy. However, in the second quarter markets began to question European policymakers' ability and willingness to prevent a disorderly breakup of the Eurozone. In addition, U.S. economic data released during the second quarter was below consensus, sparking concerns over a potential global economic slowdown.

Risk appetite returned to financial markets during the third quarter as investors responded to additional unconventional monetary policies. The European Central Bank ("ECB") President, Mario Draghi, unveiled the ECB's Outright Monetary Transactions. In addition, the Federal Open Market Committee ("Committee") voted in favor of a third round of quantitative easing, where the Federal Reserve ("Fed") would purchase an additional $40 billion of agency mortgage-backed securities ("MBS") per month.

In the fourth quarter, Americans voted President Barack Obama to a second term in office in a largely status quo election. Market participants quickly turned their attention to the uncertainty surrounding the impending fiscal cliff, where hopes of a grand bargain abated and gave way to a short-term deal, thus opening the door to further fiscal negotiations. While politicians struggled to agree on fiscal policy, the Fed unveiled new monetary policy measures to stimulate the economy. The Committee announced that they would initiate purchases of $45 billion in Treasuries, in addition to the existing purchases of $40 billion in MBS, each month.

The following strategies were positive for the Portfolio's returns: An underweight to the long end of the yield curve, primarily during the first quarter of the year and partially implemented through interest rate swaps, as long-end rates rose slightly over the year; an overweight in MBS during the year, as MBS outperformed like-duration Treasuries on the Fed's decision to formally announce another program of mortgage purchases; exposure to non-agency MBS, which benefited from increased risk appetite and positive supply technicals; within investment-grade credit securities, an overweight to financial issuers, which outperformed the broader credit market; exposure to high yield corporate bonds, as investors moved out on the risk spectrum in search of higher yields; exposure to emerging markets securities, partially through sovereign credit default swaps, as they outperformed like-duration Treasuries; and, a modest exposure to Build America bonds, as the sector outperformed like-duration Treasuries in 2012.

An overall underweight to investment grade corporate securities, which outperformed like-duration Treasuries over the year, was negative for returns.

Current Strategy and Outlook: We believe the global economy could grow at a real rate of 1.5 to 2.0 percent in 2013, representing a slowdown from the 2.2 percent pace of growth seen over the past 12 months. We anticipate real growth will be moderated by efforts to resolve debt overhangs through fiscal restraint as evidenced by the slowing in corporate profits, capital expenditures, and global trade. Simultaneously, we believe inflation will decrease in the near term. We expect households will continue to delever their balance sheets while the corporate sector remains reluctant to engage its own. Nominal growth could, however, be bolstered by the continued resolve of central banks. With regard to portfolio strategy we will continue to reduce risk while preferring high quality income over price appreciation, as risk premiums still appear richly priced relative to our outlook. We remain focused on sectors that we believe will benefit from central bank actions that have increased liquidity and suppressed volatility. We will seek to have a concentration in the 5-10 year portion of the yield curve, which we believe offers the best potential for price appreciation given the suppression of yields on shorter maturities.

Investment Type Allocation
as of December 31, 2012
(as a percentage of net assets)

U.S. Government Agency Obligations	56.1%
U.S. Treasury Obligations	35.1%
Corporate Bonds/Notes	19.1%
Foreign Government Bonds	9.2%
Collateralized Mortgage Obligations	5.7%
Municipal Bonds	4.4%
Asset-Backed Securities	0.5%
Preferred Stock	0.3%
Common Stock	0.0%
Liabilities in Excess of Other Assets*	(30.4)%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012
(as a percentage of net assets)

United States Treasury Note, 0.375%, 11/15/15	10.4%
Fannie Mae, 4.500%, 01/25/39	8.0%
Fannie Mae, 4.000%, 08/25/40	5.9%
Fannie Mae, 3.500%, 01/25/26	5.5%
United States Treasury Note, 0.750%, 10/31/17	3.2%
Fannie Mae, 3.000%, 09/25/26	3.1%
Fannie Mae, 3.500%, 06/25/42	2.9%
United States Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	2.7%
Freddie Mac, 1.000%, 06/29/17	2.5%
United States Treasury Note, 0.875%, 07/31/19	2.3%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING PIMCO TOTAL RETURN PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	7.61%	5.84%	5.17%	—
Class I	8.22%	6.38%	5.71%	—
Class S	7.88%	6.12%	5.44%	—
Class S2	7.73%	—	—	8.92%
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.95%	5.18%	6.74	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Total Return Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from March 1, 2009.

ING PIONEER HIGH YIELD PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Pioneer High Yield Portfolio (the "Portfolio") seeks to maximize total return through income and capital appreciation. The Portfolio is managed by Andrew Feltus and Tracy Wright, Portfolio Managers, Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares provided a total return of 16.21% compared to the Bank of America/Merrill Lynch High Yield Master II Index and the Bank of America/Merrill Lynch All Convertibles (Speculative Grade) Index, which returned 15.58% and 16.89%, respectively, for the same period.

Portfolio Specifics: Credit markets ended the year on a high note, resulting in another year of double digit returns for high yield. The Bank of America/Merrill Lynch High Yield Master II Index posted a 15.58% return for the year. Low quality outperformed, with CCCs returning 20.26%, compared to 14.36% for BBs, and 15.02% for single Bs. Convertible Bonds had strong performance, returning 16.89%, as the S&P 500® Index returned 16.00% for the year.

At the end of the year, the Portfolio had allocated 57% in high yield bonds and 20% in convertible securities, 13% common equity and 6% in bank loans.

Security selection in the fixed income segments was the primary contributor to performance of the Portfolio particularly in the healthcare, capital goods and consumer sectors. However, security selection in telecommunications, insurance, technology, and real estate detracted slightly.

Asset allocation was also a positive contributor to performance, as equities added 165 basis points to returns due to superior security selection. Bank loans were a slight detractor, as the higher quality asset class underperformed high yield, detracting 42 basis points from performance.

An underweight to energy, utilities and media were beneficial to performance for the year. Conversely, underweights to banking, telecommunications and automotive sectors hurt returns.

There were a number of security selection decisions that contributed to performance. Top contributors included the common stock of Georgia Gulf, a chemical company, after their announcement to acquire a similar business, and LyondellBasell Industries, the diversified chemical producer, as well as the convertible bonds of industrial distribution company, WESCO International.

Detractors for the year included the common stock of OCZ Technology, a solid state disk drive manufacturer, and the convertible bonds of both Navistar, a heavy truck manufacturer, and Horizon Lines, a shipping company.

Current Strategy and Outlook: We expect modest growth in the U.S. led by consumption, housing improvement, and exports. While increased taxes may detract from growth by approximately 1.25% to 1.5%, we believe the countervailing trends of improving global growth, particularly in Asia and Latin America, combined with easier global monetary policies will offset much of this effect.

We believe high yield continues to offer value relative to other fixed income asset classes. Although yields have reached all-time lows, and spreads have tightened to levels below long-term averages, we continue to find high yield corporates attractive, based on what we believe are strong fundamentals, relative value, and low default risk. Improving global economic growth and easy global monetary policy may continue to support riskier assets. High yield spreads have fallen somewhat below long-term averages, but default rates remain well below long-term averages. Although revenue growth has softened, strong margins may allow U.S. companies to enjoy continued healthy earnings and strong balance sheets. Furthermore, we find equity investments attractive and we continue to maintain our equity exposure. Although the convertibles market is shrinking as corporations opt to finance in the bond market at record-low yields, convertibles offer value, given our preference for equities over fixed income.

Investment Type Allocation
as of December 31, 2012
(as a percentage of net assets)

Corporate Bonds/Notes	80.8%
Common Stock	12.4%
Preferred Stock	1.5%
Collateralized Mortgage Obligations	1.0%
Warrants	0.2%
Asset-Backed Securities	0.1%
Assets in Excess of Other Liabilities*	4.0%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012*
(as a percentage of net assets)

Forest City Enterprises, Inc., 6.500%, 02/01/17	1.5%
Forest City Enterprises, Inc.	1.3%
Nova Chemicals Corp., 7.875%, 09/15/25	1.3%
LyondellBasell Industries N.V. Cl A	1.1%
Timberstar Trust, 7.530%, 10/15/36	1.0%
Ford Motor Co., 4.250%, 11/15/16	0.9%
Wesco International, Inc., 6.000%, 09/15/29	0.9%
Massey Energy Co.,
3.250%, 08/01/15	0.9%
Surgical Care Affiliates, Inc., 8.875%, 07/15/15	0.8%
Alliance One International, Inc., 10.000%, 07/15/16	0.8%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING PIONEER HIGH YIELD PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Class I January 3, 2006		Since Inception of Class S January 20, 2006
Class I	16.21%	10.12%	9.29%		—
Class S	15.84%	9.83%	—		9.07%
Bank of America/Merrill Lynch High Yield Master II Index	15.58%	10.01%	9.11	%(1)	8.97	%(2)
Bank of American/Merrill Lynch All Convertibles (Speculative Grade) Index	16.89%	5.33%	6.81	%(1)	6.04	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the indices is shown from January 1, 2006.

(2) Since inception performance of the indices is shown from February 1, 2006.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING T. Rowe Price Diversified Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Donald J. Peters and Donald J. Easley, CFA, Portfolio Managers, of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class S shares provided a total return of 15.87% compared to the S&P MidCap 400 Index and the Russell Midcap® Growth Index, which returned 17.88% and 15.81%, respectively, for the same period.

Portfolio Specifics: The consumer staples sector was a major contributor, due to stock selection and a favorable underweight. Cereal producer Kellogg was a key name, as it reported solid earnings and calmed investor concerns by maintaining its full-year forecast. The consumer staples sector is not a major area of investment for the Portfolio, as few stocks meet our growth criteria.

Healthcare also boosted relative returns, as our stock holdings outpaced their benchmark peers. Biotechnology name Regeneron Pharmaceutical was a leading holding here, as Regeneron reported strong sales of an important drug. Elsewhere in the sector, Catalyst Health Solutions and Catamaran both helped as well. Catamaran was formed when Catalyst Health Solutions merged with a fellow pharmacy benefit management firm. Investors have been reacting favorably as the new company has been able to expand product coverage, increase its drug price negotiating power, and cut redundant costs. Our strategy here was driven by several factors working in the sector's favor: an aging population, an increased willingness to spend on health care to improve quality of life, and a rapid pace of scientific advances.

Stock choices in materials detracted from relative results, most notably Walter Energy and Eldorado Gold. A producer of metallurgical coal for the global steel industry, Walter Energy suffered from falling global demand for the mineral. Eldorado Gold lowered its production forecast and reported earnings below consensus. Aside from a consistent but small exposure to metals and mining, the materials sector tends not to be a significant area of investment for the portfolio.

Consumer discretionary was another area of relative weakness, due to stock selection. Our position in Strayer Education proved detrimental, as the firm suffered amid concerns about tighter federal regulation of the for-profit higher education industry and also posted a disappointing quarterly forecast. We remain cautious on this sector, as consumers are still working through an overhang of debt accumulated during the housing bubble.

Current Strategy and Outlook: We are optimistic that policymakers in Washington could follow up their bargain on taxes and come to a compromise on spending. We believe the U.S. economy may grow around 2% to 3% in the coming year, and we are encouraged by positive trends in the housing industry and unemployment rates. The global economy is still facing many of the same struggles as it did in 2012, including an economic slowdown in China and sovereign debt problems in Europe. Continuing turmoil in the Middle East is also troubling. Hence, we remain focused on finding stocks that we believe have the potential to do reasonably well in any economic conditions

Sector Diversification
as of December 31, 2012
(as a percentage of net assets)

Consumer Discretionary	20.5%
Information Technology	20.0%
Industrials	16.6%
Health Care	14.7%
Financials	7.1%
Materials	6.9%
Consumer Staples	5.9%
Energy	5.8%
Telecommunication Services	1.8%
Utilities	0.4%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012
(as a percentage of net assets)

Crown Castle International Corp.	1.0%
Omnicom Group, Inc.	0.8%
AmerisourceBergen Corp.	0.8%
Alexion Pharmaceuticals, Inc.	0.8%
Catamaran Corp.	0.8%
SBA Communications Corp.	0.8%
Discovery Communications, Inc. — Class C	0.8%
Michael Kors Holdings Ltd.	0.8%
Regeneron Pharmaceuticals, Inc.	0.8%
Sherwin-Williams Co.	0.8%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	15.70%	3.15%	9.28%	—
Class I	16.13%	3.65%	9.81%	—
Class S	15.87%	3.40%	9.55%	—
Class S2	15.73%	—	—	24.65%
S&P MidCap 400 Index	17.88%	5.15%	10.53%	25.70	%(1)
Russell Midcap® Growth Index	15.81%	3.23%	10.32%	25.44	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Diversified Mid Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the indices is shown from March 1, 2009.

Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. Effective November 8, 2004, T. Rowe Price became the sub-adviser and the Portfolio's principal investment strategies and name changed.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING T. Rowe Price Growth Equity Portfolio (the "Portfolio") seeks long-term capital growth, and secondarily, increasing dividend income. The Portfolio is managed by P. Robert Bartolo, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares, provided a total return of 18.92% compared to the S&P 500® Index, which returned 16.00% for the same period.

Portfolio Specifics: Stock selection was the main reason for relative outperformance by the Portfolio, but sector weighting was also positive. Information technology was by far the leading outperformer, driven by stock selection, which more than offset unfavorable overweighting. Telecommunication services outperformed due to stock selection. Utilities and energy were relative outperformers on beneficial underweighting against the index. Financials detracted on significant underweighting. Industrials and business services underperformed on stock selection.

Information technology outperformed on stock selection. Shares of Apple rose on continued strong demand for its products, including the new iPad Mini. Apple recently began selling the iPhone in China. Shares of eBay were up sharply, fueled by popularity of its PayPal electronic payment service as well as increasing use on mobile Internet devices. Increased consumer spending benefited global payment networks Visa and MasterCard, as both companies saw growth from consumers outside of the U.S. who increasingly favor use of credit cards over cash.

Stock selection lifted outperformance of telecommunication services. Wireless communication tower company Crown Castle International benefited from continued demand for higher data capacity to support smartphone technology.

The absence of utilities stocks from the Portfolio benefited relative performance, as that sector was the worst performer in the S&P 500® Index for the period.

Energy outperformed on favorable significant underweighting of this second-worst-performing sector in the benchmark.

Financials detracted on significant underweighting of the top performer in the S&P 500® Index. Stock selection also hurt performance. The overall sector was lifted by continued improvement in bank balance sheets and easing of consumer lending restrictions.

Industrials and business services detracted largely due to stock selection. Shares of IHS, a business information services provider, slumped on declining demand, as clients cut their consulting spending amid economic uncertainties. The firm's subscription service did gain revenues.

Current Strategy and Outlook: Major U.S. stock market indexes produced solid returns in 2012 despite muted U.S. economic growth, a euro zone recession and sovereign debt crisis, and a slowdown in emerging economies. Domestic equities were supported by strong U.S. corporate earnings and actions by central banks around the world to hold down interest rates to stimulate growth. Generally, mid- and small-cap shares narrowly surpassed their large-cap counterparts in the period. As measured by Russell indices, value stocks outperformed growth stocks across all market capitalizations.

We believe the U.S. economy may grow between 2% and 3% in 2013. We are encouraged by positive trends in the housing industry, and the unemployment rate has been dropping. The main impediments to global growth remain the same: an economic slowdown in China and ongoing sovereign debt problems in Europe. In addition, continuing turmoil in the Middle East carries the potential to escalate into more widespread violence. Selected stock valuations appear attractive, notably in housing, onshore energy development, and financials. We remain focused on stocks that we believe can do reasonably well in any economic conditions, employing a strategy of bottom-up stock selection that has long served our investors well.

Sector Diversification
as of December 31, 2012
(as a percentage of net assets)

Information Technology	35.1%
Consumer Discretionary	20.2%
Industrials	12.4%
Health Care	9.5%
Financials	5.9%
Consumer Staples	5.3%
Energy	4.2%
Materials	3.5%
Telecommunication Services	3.0%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012
(as a percentage of net assets)

Apple, Inc.	9.5%
Google, Inc. — Class A	5.0%
Amazon.com, Inc.	4.4%
Mastercard, Inc.	3.1%
Crown Castle International Corp.	3.0%
Qualcomm, Inc.	2.6%
Danaher Corp.	2.4%
eBay, Inc.	2.4%
Priceline.com, Inc.	2.4%
American Tower Corp.	2.3%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	18.33%	2.07%	7.48%	—
Class I	18.92%	2.58%	8.02%	—
Class S	18.62%	2.33%	7.75%	—
Class S2	18.46%	—	—	21.32%
S&P 500® Index	16.00%	1.66%	7.10%	21.42	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Growth Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from March 1, 2009.

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Templeton Foreign Equity Portfolio (the "Portfolio") seeks long-term capital growth. The Portfolio is managed by Cindy L. Sweeting, Antonio T. Docal and Peter A. Nori of Templeton Investment Counsel, LLC, — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares provided a total return of 18.89% compared MSCI All Country World ex-U.S. IndexSM ("MSCI ACWI ex-U.S.") and the MSCI EAFE® Index, which returned 16.83% and 17.32%, respectively, for the same period.

Portfolio Specifics: Nearly all major stock sectors delivered positive results in 2012. Although weak sentiment in early 2012 left many investors ill-prepared for the stock market rally, our value discipline positioned the Portfolio in what we viewed as undervalued stocks with the greatest potential for appreciation, and the Portfolio performed well. Stock selection benefited our modestly underweighted financials stocks. The Portfolio's notable financials sector performers highlighted the Portfolio's diverse sector exposure: traditional European lenders Lloyds Banking Group PLC (U.K.) and BNP Paribas S.A. (France) largely strengthened their balance sheets and refocused on core operations; Asian and emerging market lenders DBS Group Holdings Ltd. (Singapore) and ICICI Bank Ltd. (India) gained market share in their fast-growing regions; and reinsurance giants Munich Reinsurance Company and Swiss Re AG benefited from lower-than-expected catastrophe levels and judicious underwriting discipline, and could return excess capital to shareholders.

We were also encouraged by relative performance from some of our highest conviction sector allocations. Long-standing overweighted positions in information technology and health care performed well, while an underweighting in materials was also beneficial. Top performing technology stocks included South Korean semiconductor and consumer electronics manufacturer Samsung Electronics Co. Ltd. and German enterprise software developer SAP AG. Our analysis identified what we saw as tremendous cash-flow generating capabilities and the cleanest balance sheets of any global sector for certain technology companies, which prospered as customers targeting cost efficiencies prioritized productivity-enhancing investments over capacity-enhancing capital expenditures. In the health care sector, we favored opportunities we saw as compelling in higher growth companies, often with emerging market exposure, such as drug makers Sanofi S.A. (France) and Bayer AG (Germany), two large positions in health care.

During the period, the U.S. dollar depreciated against most foreign currencies, which also helped the Portfolio's performance because investments in securities with non-U.S. currency exposure gained value as the dollar fell. The Portfolio's underweighting in Japan as the yen fell and overweighting in the euro zone as the euro rose aided performance relative to the benchmark. However, one cannot expect the same results in future periods.

On the other hand, overweighted energy and telecommunication services positions detracted from relative performance. Energy sector positions generally declined because of weaker oil prices and a North American gas glut; however, we believe some exploration and production and oil services firms with advanced technology, sound capital discipline and operational flexibility can gain market share as hydrocarbon extraction moves to increasingly challenging and remote locations. Meanwhile, regulatory and competitive issues and anemic revenue growth kept the telecommunication services sector out of favor, allowing us to buy what we regarded as highly profitable companies with healthy dividend yields at depressed valuations.

From a geographic perspective, the Portfolio's Asian and European stocks outperformed, led by stock picking in Japan and an overweighted position in the euro zone. Stock selection in North America and non-euro Europe hurt relative performance.

Current Strategy and Outlook: We believe the balance between risk and reward in the global financial system changed dramatically over the past several years. Through increasingly powerful and creative means of market intervention, most governments took great steps to ensure ample liquidity, competitive currencies and economic and asset reflation. Such measures transferred massive liabilities to the public sector, we feel altering traditional safe-haven asset risk profiles and competitively devaluing the world's reserve currencies. Some ratings agencies have based downgrades at least partially on the inability of elected officials to address these liabilities. In this environment of negative real interest rates and impaired government credibility, we believe equities are the best positioned asset class to provide yield, inflation protection and long-term appreciation potential. In contrast to the public sector, corporate fundamentals remain strong and investors can still acquire stakes in productive enterprises at reasonable valuations, in our view. Furthermore, we see lower volatility and falling stock correlations as helping mitigate the macro factors that have unduly influenced stocks in recent years, which we believe will benefit the Portfolio's bottom-up stock selection approach.

Geographic Diversification
as of December 31, 2012
(as a percentage of net assets)

United Kingdom	18.4%
Germany	13.3%
France	11.9%
Switzerland	8.3%
Netherlands	7.6%
Japan	5.3%
China	4.7%
South Korea	4.6%
Norway	3.9%
Italy	3.6%
Countries between 0.1%-3.4%^	16.3%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 9 countries, which each represents 0.1%-3.4% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012
(as a percentage of net assets)

Sanofi-Aventis SA	2.7%
Samsung Electronics Co., Ltd. GDR	2.6%
Roche Holding AG - Genusschein	2.3%
GlaxoSmithKline PLC	2.2%
Telenor ASA	2.2%
Bayer AG	2.1%
Cie Generale des Etablissements Michelin	2.0%
Siemens AG	2.0%
DBS Group Holdings Ltd.	2.0%
Merck KGaA	1.9%

Portfolio holdings are subject to change daily.

(*)  Effective June 18, 2012, Gary P. Motyl was removed as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class I January 3, 2006		Since Inception of Class S January 12, 2006		Since Inception of Class S2 February 27, 2009
Class ADV	18.32%	(2.61)%	0.30%		—		—		—
Class I	18.89%	(2.15)%	—		3.37%		—		—
Class S	18.64%	(2.40)%	—		—		3.09%		—
Class S2	18.40%	—	—		—		—		17.41%
MSCI ACWI ex-U.S.	16.83%	(2.89)%	0.12%		3.54%		3.54%		18.51%
MSCI EAFE® Index	17.32%	(3.69)%	(1.36	)%(1)	2.19	%(2)	2.19	%(2)	16.71	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Foreign Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from January 1, 2007.

(2) Since inception performance of the index is shown from January 1, 2006.

(3) Since inception performance of the index is shown from March 1, 2009.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING UBS U.S. Large Cap Equity Portfolio (the "Portfolio") seeks long-term growth of capital and future income. The Portfolio is managed by the North American Equities Investment Management Team consisting of Thomas J. Digenan, CFA, and Ian McIntosh, Portfolio Managers for North American Equities of UBS Global Asset Management (Americas) Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares provided a total return of 13.47% compared to the compared to the S&P 500® Index and the Russell 1000® Index, which returned 16.00% and 16.42%, respectively, for the same period.

Portfolio Specifics: The U.S. equity market continued its strong performance in 2012, marking the fourth consecutive year of positive returns, as measured by the Russell 1000® Index. The market was led higher by the financial and consumer discretionary sectors, both of which returned more than 20% for the year. Although still positive for the year, laggard sectors included utilities and energy. Since the equity market bottom in March 2009, the market, as measured by the Russell 1000® Index returned 110%; however, despite this strong return, equity markets continued to experience consistent outflows during the period.

Overall, stock selection was the main driver of the Portfolio's underperformance during the reporting period. Stock selection was the least beneficial in the consumer discretionary, information technology and telecommunication services sectors. In contrast, stock selection in the healthcare, industrials and utilities sectors contributed to results during the reporting period.

In terms of individual stocks, the largest detractors from performance included the Portfolio's positioning in ServiceSource International, NII Holdings, Inc., Ultra Petroleum Corp. and Juniper Networks, Inc. The Portfolio no longer holds Juniper as of the end of the reporting period. Additionally, Bank of America Corp. was a large detractor from performance, as the Portfolio did not own the stock and it performed well during the reporting period. In contrast, the top contributors to performance included the Portfolio's positioning in Textron, Inc., Gilead Sciences, Inc., Citigroup, Inc., Amylin Pharmaceuticals, Inc. and Comcast Corp.

Overall, sector positioning contributed to results during the year. In particular, an overweight in financials and underweights in utilities and consumer staples contributed to results. Detracting from results were underweights in the materials and information technology sectors, and an overweight in the energy sector.

Current Strategy and Outlook: As we enter 2013, we are bullish on fundamental stock picking amid potential headline risks. Most macro concerns still remain, but some of the worst outcomes appear to have been taken off the table. A "mini-deal" was struck by the US Congress as the New Year began, but it primarily addressed only tax issues. In our view, there is more work to be done to resolve the spending cuts and debt ceiling, and we believe these issues are likely to continue to drive markets in the near term.

We still find American companies attractive due to the strength of their balance sheets, current cash flows and pent-up demand for capital spending. These factors are coupled with, in our opinion, a strengthening consumer base, boosted by a housing recovery, decreasing unemployment, lower energy prices and continued extreme monetary stimulus. Those factors, combined with attractive valuations of equities versus bonds, lead us to be bullish on the U.S. equity market and fundamental stock picking.

Sector Diversification
as of December 31, 2012
(as a percentage of net assets)

Information Technology	19.5%
Financials	19.0%
Health Care	13.8%
Energy	11.5%
Industrials	11.3%
Consumer Discretionary	10.7%
Consumer Staples	5.1%
Utilities	3.1%
Materials	2.7%
Telecommunication Services	2.2%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012
(as a percentage of net assets)

Apple, Inc.	4.9%
Philip Morris International, Inc.	3.0%
Citigroup, Inc.	3.0%
Morgan Stanley	2.9%
Amazon.com, Inc.	2.8%
JPMorgan Chase & Co.	2.5%
Wells Fargo & Co.	2.4%
Atmel Corp.	2.4%
Baxter International, Inc.	2.2%
Hertz Global Holdings, Inc.	2.1%

Portfolio holdings are subject to change daily.

(*)  Effective March 31, 2012, Thomas M. Cole resigned as the portfolio manager to the Portfolio and effective September 21, 2012, John C. Leonard was removed as a portfolio manager to the Portfolio and Ian McIntosh was added as a portfolio manager to the Portfolio. On September 6, 2012, the Board of Directors of the Portfolio approved a proposal to reorganize Portfolio with and into ING Growth and Income Portfolio, which is not included in this report. The proposed reorganization is subject to approval by shareholders of the Portfolio. A shareholder meeting for the proposed reorganization is scheduled to be held on or about February 27, 2013. The Portfolio will notify its shareholders if shareholder approval of the proposed reorganization is not obtained. If shareholder approval of the proposed reorganization is obtained, it is expected that the reorganization will take place on or about March 23, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year
Class ADV	12.84%	(0.59)%	5.58%
Class I	13.47%	(0.09)%	6.11%
Class S	13.13%	(0.37)%	5.83%
S&P 500® Index	16.00%	1.66%	7.10%
Russell 1000® Index	16.42%	1.92%	7.52%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING UBS U.S. Large Cap Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each class of a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING American Century Small-Mid Cap Value Portfolio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
Class ADV	$1,000.00	$1,085.30	1.43%	$7.50	$1,000.00	$1,017.95	1.43%	$7.25
Class I	1,000.00	1,087.60	0.93	4.88	1,000.00	1,020.46	0.93	4.72
Class S	1,000.00	1,087.50	1.18	6.19	1,000.00	1,019.20	1.18	5.99
Class S2	1,000.00	1,086.60	1.33	6.98	1,000.00	1,018.45	1.33	6.75
ING Baron Growth Portfolio
Class ADV	$1,000.00	$1,102.30	1.52%	$8.03	$1,000.00	$1,017.50	1.52%	$7.71
Class I	1,000.00	1,104.90	1.02	5.40	1,000.00	1,020.01	1.02	5.18
Class S	1,000.00	1,103.80	1.27	6.72	1,000.00	1,018.75	1.27	6.44
Class S2	1,000.00	1,102.90	1.42	7.51	1,000.00	1,018.00	1.42	7.20

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Columbia Small Cap Value II Portfolio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
Class ADV	$1,000.00	$1,073.00	1.39%	$7.24	$1,000.00	$1,018.15	1.39%	$7.05
Class I	1,000.00	1,075.40	0.89	4.64	1,000.00	1,020.66	0.89	4.52
Class S	1,000.00	1,073.70	1.14	5.94	1,000.00	1,019.41	1.14	5.79
Class S2	1,000.00	1,073.50	1.29	6.72	1,000.00	1,018.65	1.29	6.55
ING Davis New York Venture Portfolio
Class ADV	$1,000.00	$1,051.80	1.25%	$6.45	$1,000.00	$1,018.85	1.25%	$6.34
Class I	1,000.00	1,054.00	0.75	3.87	1,000.00	1,021.37	0.75	3.81
Class S	1,000.00	1,052.90	1.00	5.16	1,000.00	1,020.11	1.00	5.08
ING Global Bond Portfolio
Class ADV	$1,000.00	$1,051.10	1.02%	$5.26	$1,000.00	$1,020.01	1.02%	$5.18
Class I	1,000.00	1,053.00	0.52	2.68	1,000.00	1,022.52	0.52	2.64
Class S	1,000.00	1,052.40	0.77	3.97	1,000.00	1,021.27	0.77	3.91
ING Growth and Income Core Portfolio
Class ADV	$1,000.00	$1,079.20	1.36%	$7.11	$1,000.00	$1,018.30	1.36%	$6.90
Class I	1,000.00	1,081.70	0.86	4.50	1,000.00	1,020.81	0.86	4.37
Class S	1,000.00	1,080.60	1.11	5.81	1,000.00	1,019.56	1.11	5.63
Class S2	1,000.00	1,079.50	1.26	6.59	1,000.00	1,018.80	1.26	6.39
ING Invesco Van Kampen Comstock Portfolio
Class ADV	$1,000.00	$1,092.50	1.27%	$6.68	$1,000.00	$1,018.75	1.27%	$6.44
Class I	1,000.00	1,094.70	0.77	4.05	1,000.00	1,021.27	0.77	3.91
Class S	1,000.00	1,094.10	1.02	5.37	1,000.00	1,020.01	1.02	5.18
ING Invesco Van Kampen Equity and Income Portfolio
Class ADV	$1,000.00	$1,056.10	1.15%	$5.94	$1,000.00	$1,019.36	1.15%	$5.84
Class I	1,000.00	1,058.70	0.65	3.36	1,000.00	1,021.87	0.65	3.30
Class S	1,000.00	1,057.40	0.90	4.65	1,000.00	1,020.61	0.90	4.57
Class S2	1,000.00	1,056.80	1.05	5.43	1,000.00	1,019.86	1.05	5.33
ING JPMorgan Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,086.80	1.43%	$7.50	$1,000.00	$1,017.95	1.43%	$7.25
Class I	1,000.00	1,089.50	0.93	4.88	1,000.00	1,020.46	0.93	4.72
Class S	1,000.00	1,088.30	1.18	6.19	1,000.00	1,019.20	1.18	5.99
Class S2	1,000.00	1,087.40	1.33	6.98	1,000.00	1,018.45	1.33	6.75

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Oppenheimer Global Portfolio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
Class ADV	$1,000.00	$1,156.60	1.22%	$6.61	$1,000.00	$1,019.00	1.22%	$6.19
Class I	1,000.00	1,158.70	0.72	3.91	1,000.00	1,021.52	0.72	3.66
Class S	1,000.00	1,157.30	0.97	5.26	1,000.00	1,020.26	0.97	4.93
Class S2	1,000.00	1,155.90	1.12	6.07	1,000.00	1,019.51	1.12	5.69
ING PIMCO Total Return Portfolio
Class ADV	$1,000.00	$1,032.90	1.08%	$5.52	$1,000.00	$1,019.71	1.08%	$5.48
Class I	1,000.00	1,036.40	0.58	2.97	1,000.00	1,022.22	0.58	2.95
Class S	1,000.00	1,035.30	0.83	4.25	1,000.00	1,020.96	0.83	4.22
Class S2	1,000.00	1,033.90	0.98	5.01	1,000.00	1,020.21	0.98	4.98
ING Pioneer High Yield Portfolio
Class I	$1,000.00	$1,086.90	0.71%	$3.72	$1,000.00	$1,021.57	0.71%	$3.61
Class S	1,000.00	1,085.70	0.96	5.03	1,000.00	1,020.31	0.96	4.88
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	$1,000.00	$1,057.80	1.22%	$6.31	$1,000.00	$1,019.00	1.22%	$6.19
Class I	1,000.00	1,059.80	0.72	3.73	1,000.00	1,021.52	0.72	3.66
Class S	1,000.00	1,058.20	0.97	5.02	1,000.00	1,020.26	0.97	4.93
Class S2	1,000.00	1,058.10	1.12	5.79	1,000.00	1,019.51	1.12	5.69
ING T. Rowe Price Growth Equity Portfolio
Class ADV	$1,000.00	$1,047.50	1.23%	$6.33	$1,000.00	$1,018.95	1.23%	$6.24
Class I	1,000.00	1,050.10	0.73	3.76	1,000.00	1,021.47	0.73	3.71
Class S	1,000.00	1,048.90	0.98	5.05	1,000.00	1,020.21	0.98	4.98
Class S2	1,000.00	1,048.00	1.13	5.82	1,000.00	1,019.46	1.13	5.74
ING Templeton Foreign Equity Portfolio
Class ADV	$1,000.00	$1,170.80	1.44%	$7.86	$1,000.00	$1,017.90	1.44%	$7.30
Class I	1,000.00	1,172.90	0.94	5.13	1,000.00	1,020.41	0.94	4.77
Class S	1,000.00	1,172.70	1.19	6.50	1,000.00	1,019.15	1.19	6.04
Class S2	1,000.00	1,171.60	1.34	7.31	1,000.00	1,018.40	1.34	6.80
ING UBS U.S. Large Cap Equity Portfolio
Class ADV	$1,000.00	$1,070.00	1.27%	$6.61	$1,000.00	$1,018.75	1.27%	$6.44
Class I	1,000.00	1,073.20	0.77	4.01	1,000.00	1,021.27	0.77	3.91
Class S	1,000.00	1,070.80	1.02	5.31	1,000.00	1,020.01	1.02	5.18
*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING American Century Small-Mid Cap Value Portfolio, ING Baron Growth Portfolio, ING Columbia Small Cap Value II Portfolio, ING Davis New York Venture Portfolio, ING Global Bond Portfolio, ING Growth and Income Core Portfolio (formerly, ING Thornburg Value Portfolio), ING Invesco Van Kampen Comstock Portfolio, ING Invesco Van Kampen Equity and Income Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING Oppenheimer Global Portfolio, ING PIMCO Total Return Portfolio, ING Pioneer High Yield Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING T. Rowe Price Growth Equity Portfolio, ING Templeton Foreign Equity Portfolio, and ING UBS U.S. Large Cap Equity Portfolio, each a series of ING Partners, Inc., as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Partners, Inc. as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING American Century Small-Mid Cap Value Portfolio	ING Baron Growth Portfolio	ING Columbia Small Cap Value II Portfolio	ING Davis New York Venture Portfolio
ASSETS:
Investments in securities at fair value+*	$252,901,134	$758,275,964	$156,897,908	$366,412,003
Short-term investments at fair value**	9,808,455	29,236,253	2,873,744	—
Total Investments at fair value	$262,709,589	$787,512,217	$159,771,652	$366,412,003
Short-term investments at amortized cost	—	—	—	7,249,992
Cash	—	—	67,665	220,623
Receivables:
Investment securities sold	3,280,646	7,566	753,417	723,976
Fund shares sold	70,332	22,554	10,539	1,244,116
Dividends	397,338	238,854	140,478	161,555
Interest	—	—	—	5,528
Foreign tax reclaims	—	—	—	190,769
Unrealized appreciation on forward foreign currency contracts	7,938	—	—	—
Prepaid expenses	1,945	6,269	1,360	3,417
Reimbursement due from manager	33,306	—	—	49,215
Total assets	266,501,094	787,787,460	160,745,111	376,261,194
LIABILITIES:
Payable for investment securities purchased	3,417,656	19,959	1,118,462	—
Payable for fund shares redeemed	246,237	2,765,062	247,553	374,301
Payable upon receipt of securities loaned	2,442,148	—	—	—
Unrealized depreciation on forward foreign currency contracts	2,417	—	—	—
Payable for investment management fees	216,154	560,261	99,567	245,928
Payable for administrative fees	21,615	65,912	13,275	32,694
Payable for distribution and shareholder service fees	41,639	141,864	31,238	61,483
Payable for trustee fees	1,131	3,811	805	2,056
Other accrued expenses and liabilities	55,768	86,673	33,614	83,796
Total liabilities	6,444,765	3,643,542	1,544,514	800,258
NET ASSETS	$260,056,329	$784,143,918	$159,200,597	$375,460,936
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$233,619,689	$444,036,907	$190,262,320	$374,758,705
Undistributed net investment income	3,974,924	12,909,576	1,443,768	4,468,874
Accumulated net realized gain (loss)	5,838,868	37,687,178	(54,496,593)	(65,372,137)
Net unrealized appreciation	16,622,848	289,510,257	21,991,102	61,605,494
NET ASSETS	$260,056,329	$784,143,918	$159,200,597	$375,460,936
+ Including securities loaned at value	$2,362,221	$—	$—	$—
* Cost of investments in securities	$236,283,698	$468,765,779	$134,906,806	$304,808,709
** Cost of short-term investments	$9,808,455	$29,236,253	$2,873,744	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING American Century Small-Mid Cap Value Portfolio	ING Baron Growth Portfolio	ING Columbia Small Cap Value II Portfolio	ING Davis New York Venture Portfolio
Class ADV:
Net Assets	$56,201,594	$61,427,668	$6,763,365	$10,346,901
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,777,645	2,726,679	599,555	559,553
Net asset value and redemption price per share	$11.76	$22.53	$11.28	$18.49
Class I:
Net Assets	$116,175,471	$169,707,501	$16,180,185	$92,693,890
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,581,727	7,129,287	1,405,336	4,887,718
Net asset value and redemption price per share	$12.12	$23.80	$11.51	$18.96
Class S:
Net Assets	$84,474,686	$551,581,771	$135,653,335	$272,420,145
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,022,905	23,791,630	11,834,602	14,529,644
Net asset value and redemption price per share	$12.03	$23.18	$11.46	$18.75
Class S2:
Net Assets	$3,204,578	$1,426,978	$603,712	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	273,988	63,071	53,697	n/a
Net asset value and redemption price per share	$11.70	$22.62	$11.24	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING Global Bond Portfolio	ING Growth and Income Core Portfolio	ING Invesco Van Kampen Comstock Portfolio	ING Invesco Van Kampen Equity and Income Portfolio
ASSETS:
Investments in securities at fair value+*	$270,877,794	$119,970,016	$326,011,761	$699,890,916
Investments in affiliates**	118,777,281	—	—	—
Short-term investments at fair value***	29,737,505	1,454,000	5,617,801	20,634,137
Total Investments at fair value	$419,392,580	$121,424,016	$331,629,562	$720,525,053
Cash	949,870	27,130	38,749	32,329
Cash collateral for futures	2,527,035	—	—	—
Foreign currencies at value****	9,324,208	—	—	—
Foreign cash collateral for futures*****	267,632	—	—	—
Receivable for derivatives collateral (Note 2)	6,870,000	—	—	—
Receivables:
Investment securities sold	1,468,614	2,004,002	—	384
Investment securities sold on a delayed-delivery or when-issued basis	12,681,457	—	—	—
Fund shares sold	213,910	85,753	190,609	300,979
Dividends	859	142,901	467,547	814,933
Interest	2,830,894	—	—	1,533,371
Foreign tax reclaims	—	47,769	—	—
Unrealized appreciation on forward foreign currency contracts	6,506,064	—	42,399	10,040
Unrealized appreciation on OTC swap agreements	37,645	—	—	—
Prepaid expenses	4,602	1,133	2,662	6,060
Reimbursement due from manager	22,350	13,498	—	26,332
Total assets	463,097,720	123,746,202	332,371,528	723,249,481
LIABILITIES:
Payable for investment securities purchased	4,807,585	—	199,890	2,052,611
Payable for investment securities purchased on a delayed-delivery or when-issued basis	25,280,553	—	—	—
Payable for fund shares redeemed	493,046	65,573	161,782	611,391
Payable upon receipt of securities loaned	5,579,683	—	—	—
Unrealized depreciation on forward foreign currency contracts	7,395,656	—	573,685	260,543
Unrealized depreciation on OTC swap agreements	6,199,050	—	—	—
Payable for derivatives collateral (Note 2)	2,230,000	—	—	—
Payable for investment management fees	139,846	68,399	166,028	340,005
Payable for administrative fees	34,961	10,523	27,852	61,818
Payable for distribution and shareholder service fees	28,945	7,460	64,094	51,925
Payable for trustee fees	2,118	915	1,622	3,795
Other accrued expenses and liabilities	96,945	96,710	32,498	109,987
Written options, at fair value^	617	—	—	—
Total liabilities	52,289,005	249,580	1,227,451	3,492,075
NET ASSETS	$410,808,715	$123,496,622	$331,144,077	$719,757,406
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$389,307,361	$194,700,173	$513,179,395	$627,483,253
Undistributed net investment income	7,964,978	748,048	637,796	772,019
Accumulated net realized gain (loss)	8,666,535	(78,879,316)	(239,933,011)	(10,361,171)
Net unrealized appreciation	4,869,841	6,927,717	57,259,897	101,863,305
NET ASSETS	$410,808,715	$123,496,622	$331,144,077	$719,757,406
+ Including securities loaned at value	$5,421,642	$—	$—	$—
* Cost of investments in securities	$263,783,310	$113,043,363	$268,220,578	$597,777,078
** Cost of investments in affiliates	$114,575,466	$—	$—	$—
*** Cost of short-term investments	$29,836,478	$1,454,000	$5,617,801	$20,634,137
**** Cost of foreign currencies	$9,341,857	$—	$—	$—
***** Cost of foreign cash collateral for futures	$267,632	$—	$—	$—
^ Premiums received on written options	$437,089	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING Global Bond Portfolio	ING Growth and Income Core Portfolio	ING Invesco Van Kampen Comstock Portfolio	ING Invesco Van Kampen Equity and Income Portfolio
Class ADV:
Net Assets	$34,927,172	$14,876,606	$22,633,343	$19,775,591
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,077,774	510,043	1,978,325	549,160
Net asset value and redemption price per share	$11.35	$29.17	$11.44	$36.01
Class I:
Net Assets	$309,348,457	$100,343,867	$48,793,485	$499,846,919
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	26,991,239	3,347,666	4,238,455	13,720,176
Net asset value and redemption price per share	$11.46	$29.97	$11.51	$36.43
Class S:
Net Assets	$66,533,086	$8,273,189	$259,717,249	$198,595,039
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,797,382	277,629	22,572,937	5,481,581
Net asset value and redemption price per share	$11.48	$29.80	$11.51	$36.23
Class S2:
Net Assets	n/a	$2,960	n/a	$1,539,857
Shares authorized	n/a	100,000,000	n/a	100,000,000
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	101	n/a	42,928
Net asset value and redemption price per share	n/a	$29.18	n/a	$35.87

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING JPMorgan Mid Cap Value Portfolio	ING Oppenheimer Global Portfolio	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio
ASSETS:
Investments in securities at fair value+*	$446,059,437	$1,568,167,458	$1,696,197,742	$104,540,314
Short-term investments at fair value**	20,116,331	69,084,793	33,092,964	3,095,870
Total Investments at fair value	$466,175,768	$1,637,252,251	$1,729,290,706	$107,636,184
Cash	—	294,934	1,622,288	17,743
Cash collateral for futures	—	—	2,972	—
Foreign currencies at value***	—	3,391,400	1,504,220	—
Receivable for derivatives collateral (Note 2)	—	—	100,000	—
Receivables:
Investment securities sold	1,044,906	531,078	34,109,190	—
Investment securities sold on a delayed-delivery or when-issued basis	—	—	76,714,316	—
Fund shares sold	269,209	36,485	464,100	95,017
Dividends	501,422	521,789	35,340	30,676
Interest	—	—	6,995,252	1,380,743
Foreign tax reclaims	—	1,268,962	2,505	—
Unrealized apprecation on unfunded corporate loans	—	—	—	11,516
Unrealized appreciation on forward foreign currency contracts	—	—	1,955,019	—
Upfront payments paid on OTC swap agreements	—	—	1,230,190	—
Unrealized appreciation on OTC swap agreements	—	—	2,218,185	—
Variation margin receivable on centrally cleared swaps	—	—	459,401	—
Prepaid expenses	3,485	12,343	10,376	877
Reimbursement due from manager	—	—	318	147
Total assets	467,994,790	1,643,309,242	1,856,714,378	109,172,903
LIABILITIES:
Payable for investment securities purchased	2,363,555	959	39,475,430	65,483
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	—	484,818,797	—
Payable for fund shares redeemed	105,177	2,346,381	4,185,616	24,208
Payable for foreign cash collateral for futures****	—	—	11,682	—
Payable upon receipt of securities loaned	171,791	44,690,614	16,374,966	—
Unrealized depreciation on forward foreign currency contracts	—	—	3,254,034	—
Upfront payments received on OTC swap agreements	—	—	1,055,558	—
Unrealized depreciation on OTC swap agreements	—	—	818	—
Payable for derivatives collateral (Note 2)	—	—	5,277,000	—
Payable for investment management fees	290,370	801,665	487,070	54,494
Payable for administrative fees	38,715	133,609	110,800	9,082
Payable for distribution and shareholder service fees	69,688	72,216	203,559	859
Payable for trustee fees	2,009	7,623	6,270	499
Other accrued expenses and liabilities	53,122	224,089	176,247	46,744
Written options, at fair value^	—	—	74,182	—
Total liabilities	3,094,427	48,277,156	555,512,029	201,369
NET ASSETS	$464,900,363	$1,595,032,086	$1,301,202,349	$108,971,534
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$369,935,079	$1,228,615,733	$1,206,652,392	$121,719,086
Undistributed net investment income	615,370	22,576,828	36,871,381	1,626,823
Accumulated net realized gain (loss)	19,030,457	(64,840,403)	6,780,656	(22,875,691)
Net unrealized appreciation	75,319,457	408,679,928	50,897,920	8,501,316
NET ASSETS	$464,900,363	$1,595,032,086	$1,301,202,349	$108,971,534
+ Including securities loaned at value	$162,864	$42,768,496	$15,771,307	$—
* Cost of investments in securities	$370,739,980	$1,159,678,143	$1,644,124,087	$96,040,948
** Cost of short-term investments	$20,116,331	$69,084,793	$34,391,932	$3,095,870
*** Cost of foreign currencies	$—	$3,361,264	$1,498,892	$—
**** Cost of payable for foreign cash collateral for futures	$—	$—	$11,682	$—
^ Premiums received on written options	$—	$—	$748,900	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING JPMorgan Mid Cap Value Portfolio	ING Oppenheimer Global Portfolio	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio
Class ADV:
Net Assets	$42,636,618	$76,790,887	$205,881,592	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	2,572,939	5,260,833	17,152,653	n/a
Net asset value and redemption price per share	$16.57	$14.60	$12.00	n/a
Class I:
Net Assets	$171,485,035	$1,324,037,258	$550,994,120	$104,882,131
Shares authorized	100,000,000	250,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,212,550	87,920,656	44,740,922	9,044,764
Net asset value and redemption price per share	$16.79	$15.06	$12.32	$11.60
Class S:
Net Assets	$248,114,674	$192,122,335	$539,300,434	$4,089,403
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	14,857,095	13,128,215	44,251,477	353,044
Net asset value and redemption price per share	$16.70	$14.63	$12.19	$11.58
Class S2:
Net Assets	$2,664,036	$2,081,606	$5,026,203	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	161,229	144,813	421,627	n/a
Net asset value and redemption price per share	$16.52	$14.37	$11.92	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio	ING Templeton Foreign Equity Portfolio	ING UBS U.S. Large Cap Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$707,501,781	$1,144,545,883	$1,040,370,598	$136,263,668
Short-term investments at fair value**	13,881,825	6,210,192	17,852,840	4,542,506
Short-term investments in affiliates***	1,812,683	13,324,410	—	—
Total Investments at fair value	$723,196,289	$1,164,080,485	$1,058,223,438	$140,806,174
Cash	218,287	1,346,680	30,573,233	—
Foreign currencies at value****	—	—	70,711	—
Receivables:
Investment securities sold	995,212	459,293	70,279	—
Fund shares sold	192,706	424,505	60,874	42,735
Dividends	182,732	309,777	1,690,924	253,868
Interest	—	—	87	—
Foreign tax reclaims	—	—	1,550,623	—
Prepaid expenses	5,943	10,122	8,644	1,179
Reimbursement due from manager	18,832	—	39,302	12,968
Total assets	724,810,001	1,166,630,862	1,092,288,115	141,116,924
LIABILITIES:
Payable for investment securities purchased	159,698	1,369,765	70,399	140,625
Payable for fund shares redeemed	785,805	2,890,472	10,578,542	68,007
Payable upon receipt of securities loaned	13,881,825	6,210,192	17,852,840	2,913,946
Payable for investment management fees	383,027	580,900	762,390	81,424
Payable for administrative fees	59,847	98,290	89,274	11,632
Payable for distribution and shareholder service fees	13,431	100,017	152,444	4,546
Payable for trustee fees	3,686	5,823	3,746	724
Other accrued expenses and liabilities	85,023	112,650	309,480	98,321
Total liabilities	15,372,342	11,368,109	29,819,115	3,319,225
NET ASSETS	$709,437,659	$1,155,262,753	$1,062,469,000	$137,797,699
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$547,253,529	$889,024,725	$1,161,519,365	$224,483,051
Undistributed net investment income	1,095,805	247,760	14,067,863	451,042
Accumulated net realized gain (loss)	8,630,324	(60,828,130)	(238,695,054)	(100,405,691)
Net unrealized appreciation	152,458,001	326,818,398	125,576,826	13,269,297
NET ASSETS	$709,437,659	$1,155,262,753	$1,062,469,000	$137,797,699
+ Including securities loaned at value	$13,563,224	$6,067,015	$17,140,039	$2,818,749
* Cost of investments in securities	$555,043,780	$817,727,486	$914,720,374	$122,994,370
** Cost of short-term investments	$13,881,825	$6,210,192	$17,852,840	$4,542,506
*** Cost of short-term investments in affiliates	$1,812,683	$13,324,410	$—	$—
**** Cost of foreign currencies	$—	$—	$70,711	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio	ING Templeton Foreign Equity Portfolio	ING UBS U.S. Large Cap Equity Portfolio
Class ADV:
Net Assets	$21,538,274	$112,773,207	$36,359,775	$7,032,910
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,579,136	1,812,096	3,291,607	728,092
Net asset value and redemption price per share	$8.35	$62.23	$11.05	$9.66
Class I:
Net Assets	$668,143,396	$801,969,386	$375,814,073	$123,289,271
Shares authorized	250,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	76,231,866	12,528,163	33,710,678	12,582,013
Net asset value and redemption price per share	$8.76	$64.01	$11.15	$9.80
Class S:
Net Assets	$18,730,682	$238,986,644	$648,984,860	$7,475,518
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,177,599	3,786,243	58,546,221	767,185
Net asset value and redemption price per share	$8.60	$63.12	$11.08	$9.74
Class S2:
Net Assets	$1,025,307	$1,533,516	$1,310,292	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	122,936	24,555	118,726	n/a
Net asset value and redemption price per share	$8.34	$62.45	$11.04	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING American Century Small-Mid Cap Value Portfolio	ING Baron Growth Portfolio	ING Columbia Small Cap Value II Portfolio	ING Davis New York Venture Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,667,323	$22,346,689	$3,222,138	$8,598,891
Interest	—	—	—	32,894
Securities lending income, net	41,488	—	—	—
Total investment income	6,708,811	22,346,689	3,222,138	8,631,785
EXPENSES:
Investment management fees	2,262,126	6,479,729	1,207,173	3,288,163
Distribution and shareholder service fees:
Class ADV	228,387	289,020	30,130	49,914
Class S	198,468	1,348,690	344,529	688,779
Class S2	12,249	3,343	2,894	—
Transfer agent fees	836	716	343	635
Administrative service fees	332,742	1,093,081	160,954	411,015
Shareholder reporting expense	22,050	59,902	13,098	46,795
Registration fees	—	735	—	245
Professional fees	22,291	61,414	18,766	50,533
Custody and accounting expense	72,769	62,204	10,445	50,140
Trustee fees	6,786	22,870	4,829	12,331
Miscellaneous expense	2,431	9,324	9,423	3,328
Interest expense	26	634	—	2,036
Total expenses	3,161,161	9,431,662	1,802,584	4,603,914
Net waived and reimbursed fees	(618,053)	(37,064)	(579)	(783,755)
Brokerage commission recapture	—	(9,410)	(27,618)	(14,801)
Net expenses	2,543,108	9,385,188	1,774,387	3,805,358
Net investment income	4,165,703	12,961,501	1,447,751	4,826,427
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	11,780,520	80,276,454	17,846,089	12,297,600
Foreign currency related transactions	(152,193)	(45,097)	—	(52,323)
Net realized gain	11,628,327	80,231,357	17,846,089	12,245,277
Net change in unrealized appreciation (depreciation) on:
Investments	18,517,525	43,061,639	2,491,577	29,170,880
Foreign currency related transactions	(10,679)	403	—	5,041
Net change in unrealized appreciation (depreciation)	18,506,846	43,062,042	2,491,577	29,175,921
Net realized and unrealized gain	30,135,173	123,293,399	20,337,666	41,421,198
Increase in net assets resulting from operations	$34,300,876	$136,254,900	$21,785,417	$46,247,625
* Foreign taxes withheld	$26,313	$49,033	$—	$134,561

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Global Bond Portfolio	ING Growth and Income Core Portfolio	ING Invesco Van Kampen Comstock Portfolio	ING Invesco Van Kampen Equity and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$37,410	$2,261,837	$8,037,088	$13,203,112
Interest, net of foreign taxes withheld*	18,047,691	51,755	97	6,938,034
Dividends from affiliated funds	1,522,088	—	—	—
Securities lending income, net	64,498	82,359	59,946	—
Total investment income	19,671,687	2,395,951	8,097,131	20,141,146
EXPENSES:
Investment management fees	2,117,879	1,189,788	1,946,879	4,173,644
Distribution and shareholder service fees:
Class ADV	161,281	80,800	102,906	113,912
Class S	168,017	33,068	639,244	515,086
Class S2	—	15	—	7,070
Transfer agent fees	683	442	472	1,170
Administrative service fees	423,570	302,400	487,282	758,834
Shareholder reporting expense	49,670	14,002	22,540	61,495
Registration fees	—	210	—	735
Professional fees	49,058	28,107	27,816	76,399
Custody and accounting expense	197,430	21,293	26,144	63,257
Trustee fees	12,707	5,491	9,734	22,765
Miscellaneous expense	38,866	2,202	5,286	13,278
Merger expense	—	64,000	—	—
Interest expense	3,466	163	—	—
Total expenses	3,222,627	1,741,981	3,268,303	5,807,645
Net waived and reimbursed fees	(695,590)	(46,178)	(52,138)	(235,121)
Brokerage commission recapture	—	(37,298)	(16,868)	(34,654)
Net expenses	2,527,037	1,658,505	3,199,297	5,537,870
Net investment income	17,144,650	737,446	4,897,834	14,603,276
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	14,191,460	(17,468,781)	23,993,984	42,333,233
Capital gain distributions from affiliated underlying funds	315,889	—	—	—
Foreign currency related transactions	(5,766,286)	12,494	(548,550)	382,615
Futures	1,845,848	—	—	—
Swaps	(8,857,821)	—	—	—
Written options	1,354,627	—	—	—
Net realized gain (loss)	3,083,717	(17,456,287)	23,445,434	42,715,848
Net change in unrealized appreciation (depreciation) on:
Investments	9,801,129	31,906,825	26,885,439	35,621,720
Affiliated funds	4,201,814	—	—	—
Foreign currency related transactions	317,116	1,254	(531,286)	(919,098)
Futures	(462,763)	—	—	—
Swaps	(2,336,321)	—	—	—
Written options	(182,787)	—	—	—
Net change in unrealized appreciation (depreciation)	11,338,188	31,908,079	26,354,153	34,702,622
Net realized and unrealized gain	14,421,905	14,451,792	49,799,587	77,418,470
Increase in net assets resulting from operations	$31,566,555	$15,189,238	$54,697,421	$92,021,746
* Foreign taxes withheld	$2,259	$51,782	$118,160	$78,353

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING JPMorgan Mid Cap Value Portfolio	ING Oppenheimer Global Portfolio	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,309,372	$32,506,495	$4,576,032	$464,251
Interest, net of foreign taxes withheld*	—	—	31,022,632	5,826,723
Securities lending income, net	8,753	1,597,271	89,786	—
Total investment income	8,318,125	34,103,766	35,688,450	6,290,974
EXPENSES:
Investment management fees	3,012,539	9,148,296	5,757,325	599,454
Distribution and shareholder service fees:
Class ADV	182,903	348,277	915,878	—
Class S	539,704	442,145	1,314,207	8,098
Class S2	5,450	6,302	14,362	—
Transfer agent fees	757	1,472	2,070	422
Administrative service fees	586,795	1,316,574	1,186,369	99,908
Shareholder reporting expense	35,767	96,054	99,313	20,760
Registration fees	—	840	—	—
Professional fees	45,345	97,209	87,806	9,578
Custody and accounting expense	23,397	226,922	178,725	10,666
Trustee fees	12,050	45,742	37,622	2,997
Miscellaneous expense	5,693	28,808	21,982	5,624
Interest expense	—	505	1,447	—
Total expenses	4,450,400	11,759,146	9,617,106	757,507
Net waived and reimbursed fees	(1,090)	(1,261)	(79,106)	(39,164)
Brokerage commission recapture	—	—	—	(77)
Net expenses	4,449,310	11,757,885	9,538,000	718,266
Net investment income	3,868,815	22,345,881	26,150,450	5,572,708
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld)^	29,731,186	12,004,572	17,672,784	5,463,836
Foreign currency related transactions	—	(517,952)	882,479	—
Futures	—	—	5,769,820	—
Swaps	—	—	7,567,408	—
Written options	—	—	5,145,780	—
Net realized gain	29,731,186	11,486,620	37,038,271	5,463,836
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued)#	37,465,456	265,083,201	38,484,648	3,621,478
Foreign currency related transactions	—	167,505	(3,722,311)	(9,566)
Futures	—	—	(2,795,167)	—
Swaps	—	—	1,979,825	—
Written options	—	—	(2,395,646)	—
Sales commitments	—	—	80,627	—
Unfunded commitments	—	—	—	11,516
Net change in unrealized appreciation (depreciation)	37,465,456	265,250,706	31,631,976	3,623,428
Net realized and unrealized gain	67,196,642	276,737,326	68,670,247	9,087,264
Increase in net assets resulting from operations	$71,065,457	$299,083,207	$94,820,697	$14,659,972
* Foreign taxes withheld	$15,649	$2,638,582	$10,510	$14,436
^ Foreign taxes on sale of Indian investments	$—	$213	$—	$—
# Foreign taxes accrued on Indian investments	$—	$70,162	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio	ING Templeton Foreign Equity Portfolio	ING UBS U.S. Large Cap Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,397,741	$10,904,262	$21,019,824	$2,627,874
Interest	—	196	3,676	—
Dividends from affiliated funds	678	28,184	—	—
Securities lending income, net	435,637	265,204	91,435	14,624
Total investment income	9,834,056	11,197,846	21,114,935	2,642,498
EXPENSES:
Investment management fees	4,718,457	6,988,180	5,867,838	1,013,624
Distribution and shareholder service fees:
Class ADV	106,288	537,120	146,179	36,323
Class S	49,299	587,002	994,168	20,137
Class S2	4,402	7,193	6,656	—
Transfer agent fees	1,868	1,612	951	1,001
Administrative service fees	533,213	1,349,456	749,156	170,119
Shareholder reporting expense	62,716	80,457	119,130	21,353
Professional fees	59,450	80,880	83,246	21,629
Custody and accounting expense	51,831	94,759	326,424	12,728
Trustee fees	22,118	34,941	22,475	4,344
Miscellaneous expense	9,179	19,196	40,867	3,061
Merger expense	—	—	—	64,000
Interest expense	425	223	—	314
Total expenses	5,619,246	9,781,019	8,357,090	1,368,633
Net waived and reimbursed fees	(153,728)	(87,366)	(136,686)	(197,954)
Brokerage commission recapture	(393)	(10,918)	(5,863)	—
Net expenses	5,465,125	9,682,735	8,214,541	1,170,679
Net investment income	4,368,931	1,515,111	12,900,394	1,471,819
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	8,932,374	71,121,048	(18,336,650)	8,542,285
Foreign currency related transactions	—	(16,762)	(106,024)	—
Net realized gain (loss)	8,932,374	71,104,286	(18,442,674)	8,542,285
Net change in unrealized appreciation (depreciation) on:
Investments	96,816,782	109,554,119	181,576,894	8,047,161
Foreign currency related transactions	—	—	34,662	—
Net change in unrealized appreciation (depreciation)	96,816,782	109,554,119	181,611,556	8,047,161
Net realized and unrealized gain	105,749,156	180,658,405	163,168,882	16,589,446
Increase in net assets resulting from operations	$110,118,087	$182,173,516	$176,069,276	$18,061,265
* Foreign taxes withheld	$42,789	$15,471	$1,971,600	$7,872

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Century Small-Mid Cap Value Portfolio		ING Baron Growth Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$4,165,703	$2,742,546	$12,961,501	$(5,662,259)
Net realized gain	11,628,327	16,654,789	80,231,357	72,666,193
Net change in unrealized appreciation (depreciation)	18,506,846	(25,797,650)	43,062,042	(51,790,117)
Increase (decrease) in net assets resulting from operations	34,300,876	(6,400,315)	136,254,900	15,213,817
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(471,877)	(390,632)	—	—
Class I	(1,262,991)	(1,186,941)	—	—
Class S	(921,988)	(807,113)	—	—
Class S2	(28,261)	(15,934)	—	—
Net realized gains:
Class ADV	(3,480,186)	(3,367)	—	—
Class I	(6,911,896)	(8,467)	—	—
Class S	(6,076,042)	(6,958)	—	—
Class S2	(182,024)	(115)	—	—
Total distributions	(19,335,265)	(2,419,527)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	61,560,830	57,291,131	68,351,831	186,184,673
Reinvestment of distributions	19,335,265	2,419,527	—	—
	80,896,095	59,710,658	68,351,831	186,184,673
Cost of shares redeemed	(35,455,873)	(44,975,603)	(155,459,842)	(309,133,062)
Net increase (decrease) in net assets resulting from capital share transactions	45,440,222	14,735,055	(87,108,011)	(122,948,389)
Net increase (decrease) in net assets	60,405,833	5,915,213	49,146,889	(107,734,572)
NET ASSETS:
Beginning of year or period	199,650,496	193,735,283	734,997,029	842,731,601
End of year or period	$260,056,329	$199,650,496	$784,143,918	$734,997,029
Undistributed net investment income/(Accumulated net investment loss)	$3,974,924	$2,666,219	$12,909,576	$(7,023)
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Columbia Small Cap Value II Portfolio		ING Davis New York Venture Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$1,447,751	$427,722	$4,826,427	$2,826,285
Net realized gain	17,846,089	28,956,772	12,245,277	3,929,911
Net change in unrealized appreciation (depreciation)	2,491,577	(29,801,308)	29,175,921	(30,686,924)
Increase (decrease) in net assets resulting from operations	21,785,417	(416,814)	46,247,625	(23,930,728)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(16,378)	(22,615)	(11,669)	(90,276)
Class I	(79,902)	(124,993)	(756,030)	(1,852,805)
Class S	(331,249)	(637,489)	(796,919)	(2,923,201)
Class S2	(2,980)	(210)	—	—
Total distributions	(430,509)	(785,307)	(1,564,618)	(4,866,282)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,931,280	18,765,641	43,731,085	53,395,247
Reinvestment of distributions	430,509	785,270	1,564,618	4,866,282
	8,361,789	19,550,911	45,295,703	58,261,529
Cost of shares redeemed	(31,558,922)	(82,542,062)	(103,875,221)	(120,642,968)
Net decrease in net assets resulting from capital share transactions	(23,197,133)	(62,991,151)	(58,579,518)	(62,381,439)
Net decrease in net assets	(1,842,225)	(64,193,272)	(13,896,511)	(91,178,449)
NET ASSETS:
Beginning of year or period	161,042,822	225,236,094	389,357,447	480,535,896
End of year or period	$159,200,597	$161,042,822	$375,460,936	$389,357,447
Undistributed net investment income at end of year or period	$1,443,768	$426,498	$4,468,874	$1,560,944

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Bond Portfolio		ING Growth and Income Core Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$17,144,650	$20,071,802	$737,446	$593,312
Net realized gain (loss)	3,083,717	19,995,690	(17,456,287)	11,909,437
Net change in unrealized appreciation (depreciation)	11,338,188	(20,818,239)	31,908,079	(52,280,835)
Increase (decrease) in net assets resulting from operations	31,566,555	19,249,253	15,189,238	(39,778,086)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,881,128)	(2,168,289)	—	(74,886)
Class I	(19,902,878)	(26,558,914)	(555,392)	(1,892,464)
Class S	(3,887,280)	(5,153,972)	(10,767)	(100,212)
Class S2	—	(28,534)	(2)	(14)
Total distributions	(25,671,286)	(33,909,709)	(566,161)	(2,067,576)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,803,143	34,916,333	11,490,443	46,975,789
Reinvestment of distributions	25,671,286	33,909,709	566,161	2,067,562
	50,474,429	68,826,042	12,056,604	49,043,351
Cost of shares redeemed	(73,439,816)	(136,906,420)	(123,290,259)	(81,688,752)
Net decrease in net assets resulting from capital share transactions	(22,965,387)	(68,080,378)	(111,233,655)	(32,645,401)
Net decrease in net assets	(17,070,118)	(82,740,834)	(96,610,578)	(74,491,063)
NET ASSETS:
Beginning of year or period	427,878,833	510,619,667	220,107,200	294,598,263
End of year or period	$410,808,715	$427,878,833	$123,496,622	$220,107,200
Undistributed net investment income at end of year or period	$7,964,978	$26,156,280	$748,048	$562,875

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Invesco Van Kampen Comstock Portfolio		ING Invesco Van Kampen Equity and Income Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$4,897,834	$4,332,020	$14,603,276	$15,032,056
Net realized gain	23,445,434	24,384,614	42,715,848	17,552,532
Net change in unrealized appreciation (depreciation)	26,354,153	(34,242,533)	34,702,622	(41,310,442)
Increase (decrease) in net assets resulting from operations	54,697,421	(5,525,899)	92,021,746	(8,725,854)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(229,480)	(212,917)	(340,091)	(399,831)
Class I	(712,177)	(786,737)	(11,917,878)	(12,470,648)
Class S	(3,150,071)	(3,379,115)	(3,765,286)	(4,281,171)
Class S2	—	—	(35,093)	(18,678)
Total distributions	(4,091,728)	(4,378,769)	(16,058,348)	(17,170,328)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	25,338,034	40,914,332	39,982,149	39,010,332
Reinvestment of distributions	4,091,728	4,378,769	16,058,348	17,170,328
	29,429,762	45,293,101	56,040,497	56,180,660
Cost of shares redeemed	(50,412,446)	(64,720,971)	(171,655,080)	(121,860,211)
Net decrease in net assets resulting from capital share transactions	(20,982,684)	(19,427,870)	(115,614,583)	(65,679,551)
Net increase (decrease) in net assets	29,623,009	(29,332,538)	(39,651,185)	(91,575,733)
NET ASSETS:
Beginning of year or period	301,521,068	330,853,606	759,408,591	850,984,324
End of year or period	$331,144,077	$301,521,068	$719,757,406	$759,408,591
Undistributed net investment income at end of year or period	$637,796	$465,455	$772,019	$1,939,092

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan Mid Cap Value Portfolio		ING Oppenheimer Global Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$3,868,815	$2,884,722	$22,345,881	$23,524,623
Net realized gain	29,731,186	23,695,613	11,486,620	8,819,699
Net change in unrealized appreciation (depreciation)	37,465,456	(21,509,493)	265,250,706	(165,071,870)
Increase (decrease) in net assets resulting from operations	71,065,457	5,070,842	299,083,207	(132,727,548)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(198,863)	(188,965)	(576,376)	(795,043)
Class I	(1,523,265)	(1,365,727)	(16,601,083)	(20,446,960)
Class S	(1,663,038)	(1,478,708)	(1,852,787)	(2,368,438)
Class S2	(18,037)	(1,504)	(14,419)	(7,600)
Total distributions	(3,403,203)	(3,034,904)	(19,044,665)	(23,618,041)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	129,981,464	87,347,158	55,068,799	78,725,639
Reinvestment of distributions	3,403,203	3,034,895	19,044,665	23,618,041
	133,384,667	90,382,053	74,113,464	102,343,680
Cost of shares redeemed	(70,311,092)	(84,541,902)	(231,232,206)	(209,774,080)
Net increase (decrease) in net assets resulting from capital share transactions	63,073,575	5,840,151	(157,118,742)	(107,430,400)
Net increase (decrease) in net assets	130,735,829	7,876,089	122,919,800	(263,775,989)
NET ASSETS:
Beginning of year or period	334,164,534	326,288,445	1,472,112,286	1,735,888,275
End of year or period	$464,900,363	$334,164,534	$1,595,032,086	$1,472,112,286
Undistributed net investment income at end of year or period	$615,370	$212,959	$22,576,828	$19,018,027

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING PIMCO Total Return Portfolio		ING Pioneer High Yield Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$26,150,450	$31,684,580	$5,572,708	$5,513,677
Net realized gain (loss)	37,038,271	(6,323,257)	5,463,836	3,667,772
Net change in unrealized appreciation (depreciation)	31,631,976	12,347,118	3,623,428	(9,914,908)
Increase (decrease) in net assets resulting from operations	94,820,697	37,708,441	14,659,972	(733,459)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(5,305,029)	(4,573,905)	—	(1,672)
Class I	(17,654,316)	(16,506,157)	(5,386,315)	(5,376,949)
Class S	(16,054,750)	(14,178,662)	(174,018)	(92,149)
Class S2	(88,795)	(42,942)	—	—
Net realized gains:
Class ADV	—	(5,549,282)	—	—
Class I	—	(17,584,110)	—	—
Class S	—	(16,253,113)	—	—
Class S2	—	(47,092)	—	—
Total distributions	(39,102,890)	(74,735,263)	(5,560,333)	(5,470,770)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	174,724,227	154,486,484	26,981,144	25,680,915
Reinvestment of distributions	39,102,890	74,735,263	5,560,333	5,470,724
	213,827,117	229,221,747	32,541,477	31,151,639
Cost of shares redeemed	(149,385,470)	(173,459,377)	(21,911,078)	(36,526,307)
Net increase (decrease) in net assets resulting from capital share transactions	64,441,647	55,762,370	10,630,399	(5,374,668)
Net increase (decrease) in net assets	120,159,454	18,735,548	19,730,038	(11,578,897)
NET ASSETS:
Beginning of year or period	1,181,042,895	1,162,307,347	89,241,496	100,820,393
End of year or period	$1,301,202,349	$1,181,042,895	$108,971,534	$89,241,496
Undistributed net investment income at end of year or period	$36,871,683	$40,615,943	$1,626,823	$511,656

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price Diversified Mid Cap Growth Portfolio		ING T. Rowe Price Growth Equity Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$4,368,931	$1,791,583	$1,515,111	$(892,417)
Net realized gain	8,932,374	68,463,440	71,104,286	50,943,005
Net change in unrealized appreciation (depreciation)	96,816,782	(96,763,856)	109,554,119	(62,181,830)
Increase (decrease) in net assets resulting from operations	110,118,087	(26,508,833)	182,173,516	(12,131,242)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(9,824)	(26,206)	—	—
Class I	(3,377,531)	(2,436,752)	(1,241,246)	—
Class S	(46,407)	(27,740)	—	—
Class S2	(1,925)	(1,449)	—	—
Net realized gains:
Class ADV	(1,815,988)	—	—	—
Class I	(55,989,437)	—	—	—
Class S	(1,511,507)	—	—	—
Class S2	(79,145)	—	—	—
Total distributions	(62,831,764)	(2,492,147)	(1,241,246)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,966,787	23,884,671	257,911,070	129,084,233
Reinvestment of distributions	62,831,764	2,492,139	1,241,246	—
	73,798,551	26,376,810	259,152,316	129,084,233
Cost of shares redeemed	(116,952,162)	(110,313,391)	(273,746,158)	(210,186,273)
Net decrease in net assets resulting from capital share transactions	(43,153,611)	(83,936,581)	(14,593,842)	(81,102,040)
Net increase (decrease) in net assets	4,132,712	(112,937,561)	166,338,428	(93,233,282)
NET ASSETS:
Beginning of year or period	705,304,947	818,242,508	988,924,325	1,082,157,607
End of year or period	$709,437,659	$705,304,947	$1,155,262,753	$988,924,325
Undistributed net investment income/(Accumulated net investment loss)	$1,095,805	$162,792	$247,760	$(14,799)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Templeton Foreign Equity Portfolio		ING UBS U.S. Large Cap Equity Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$12,900,394	$14,320,280	$1,471,819	$1,599,158
Net realized gain (loss)	(18,442,674)	10,954,991	8,542,285	18,659,411
Net change in unrealized appreciation (depreciation)	181,611,556	(96,028,274)	8,047,161	(23,872,634)
Increase (decrease) in net assets resulting from operations	176,069,276	(70,753,003)	18,061,265	(3,614,065)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(360,560)	(349,959)	(32,347)	(49,176)
Class I	(5,067,615)	(5,971,695)	(1,186,182)	(1,502,666)
Class S	(8,899,584)	(4,216,387)	(52,765)	(70,116)
Class S2	(18,251)	(15,463)	—	—
Total distributions	(14,346,010)	(10,553,504)	(1,271,294)	(1,621,958)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	157,700,998	100,252,733	4,108,505	7,951,981
Proceeds from shares issued in merger (Note 15)	450,814,670	—	—	—
Reinvestment of distributions	14,346,010	10,553,504	1,271,294	1,621,958
	622,861,678	110,806,237	5,379,799	9,573,939
Cost of shares redeemed	(240,497,395)	(203,802,502)	(24,175,803)	(40,941,746)
Net increase (decrease) in net assets resulting from capital share transactions	382,364,283	(92,996,265)	(18,796,004)	(31,367,807)
Net increase (decrease) in net assets	544,087,549	(174,302,772)	(2,006,033)	(36,603,830)
NET ASSETS:
Beginning of year or period	518,381,451	692,684,223	139,803,732	176,407,562
End of year or period	$1,062,469,000	$518,381,451	$137,797,699	$139,803,732
Undistributed net investment income at end of year or period	$14,067,863	$14,331,435	$451,042	$264,782

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)		($)
ING American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-12	11.08	0.18	•	1.53	1.71	0.12	0.91		—
12-31-11	11.63	0.12	•	(0.54)	(0.42)	0.13	0.00	*	—
12-31-10	9.65	0.15	•	1.93	2.08	0.10	—		—
12-31-09	7.23	0.14		2.39	2.53	0.11	—		—
12-31-08	11.24	0.15		(2.80)	(2.65)	0.05	1.31		—
Class I
12-31-12	11.38	0.24	•	1.58	1.82	0.17	0.91		—
12-31-11	11.91	0.18		(0.56)	(0.38)	0.15	0.00	*	—
12-31-10	9.86	0.20	•	1.98	2.18	0.13	—		—
12-31-09	7.38	0.17		2.47	2.64	0.16	—		—
12-31-08	11.46	0.20	•	(2.86)	(2.66)	0.11	1.31		—
Class S
12-31-12	11.30	0.19		1.59	1.78	0.14	0.91		—
12-31-11	11.82	0.15		(0.54)	(0.39)	0.13	0.00	*	—
12-31-10	9.80	0.14		1.99	2.13	0.11	—		—
12-31-09	7.34	0.16	•	2.44	2.60	0.14	—		—
12-31-08	11.40	0.17	•	(2.84)	(2.67)	0.08	1.31		—
Class S2
12-31-12	11.03	0.19	•	1.53	1.72	0.14	0.91		—
12-31-11	11.59	0.14	•	(0.55)	(0.41)	0.15	0.00	*	—
12-31-10	9.61	0.22	•	1.86	2.08	0.10	—		—
02-27-09(5)-12-31-09	5.84	0.14	•	3.79	3.93	0.16	—		—
ING Baron Growth Portfolio
Class ADV
12-31-12	18.87	0.30	•	3.36	3.66	—	—		—
12-31-11	18.52	(0.19)		0.54	0.35	—	—		—
12-31-10	14.67	(0.10)		3.95	3.85	—	—		—
12-31-09	10.88	(0.12)		3.91	3.79	—	—		—
12-31-08	19.16	(0.14)		(7.62)	(7.76)	—	0.52		—
Class I
12-31-12	19.84	0.43	•	3.53	3.96	—	—		—
12-31-11	19.37	(0.10	)•	0.57	0.47	—	—		—
12-31-10	15.27	(0.03)		4.13	4.10	—	—		—
12-31-09	11.27	(0.07)		4.07	4.00	—	—		—
12-31-08	19.73	(0.05	)•	(7.89)	(7.94)	—	0.52		—
Class S
12-31-12	19.37	0.35	•	3.46	3.81	—	—		—
12-31-11	18.95	(0.14	)•	0.56	0.42	—	—		—
12-31-10	14.98	(0.07)		4.04	3.97	—	—		—
12-31-09	11.08	(0.09)		3.99	3.90	—	—		—
12-31-08	19.45	(0.08	)•	(7.77)	(7.85)	—	0.52		—
Class S2
12-31-12	18.93	0.36	•	3.33	3.69	—	—		—
12-31-11	18.55	(0.13	)•	0.51	0.38	—	—		—
12-31-10	14.69	(0.09)		3.95	3.86	—	—		—
02-27-09(5)-12-31-09	9.31	(0.10)		5.48	5.38	—	—		—
ING Columbia Small Cap Value II Portfolio
Class ADV
12-31-12	9.92	0.06		1.33	1.39	0.03	—		—
12-31-11	10.29	(0.01)		(0.30)	(0.31)	0.06	—		—
12-31-10	8.36	0.02	•	2.04	2.06	0.13	—		—
12-31-09	6.78	0.05		1.59	1.64	0.06	—		—
12-31-08	10.41	0.09	•	(3.62)	(3.53)	0.02	0.08		—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-12	1.03	—	11.76	16.07	1.70	1.43		1.43		1.55		56,202	95
12-31-11	0.13	—	11.08	(3.47)	1.75	1.44		1.44		1.07		37,525	109
12-31-10	0.10	—	11.63	21.80	1.75	1.44	†	1.44	†	1.47	†	26,712	98
12-31-09	0.11	—	9.65	35.20	1.75	1.44	†	1.44	†	1.82	†	10,511	135
12-31-08	1.36	—	7.23	(26.69)	1.75	1.52		1.52		1.50		7,861	191
Class I
12-31-12	1.08	—	12.12	16.59	1.20	0.93		0.93		2.05		116,175	95
12-31-11	0.15	—	11.38	(2.97)	1.25	0.94		0.94		1.54		87,411	109
12-31-10	0.13	—	11.91	22.36	1.25	0.94	†	0.94	†	1.92	†	91,413	98
12-31-09	0.16	—	9.86	36.02	1.25	0.94	†	0.94	†	2.28	†	51,654	135
12-31-08	1.42	—	7.38	(26.37)	1.25	1.02		1.02		2.04		35,922	191
Class S
12-31-12	1.05	—	12.03	16.35	1.45	1.18		1.18		1.76		84,475	95
12-31-11	0.13	—	11.30	(3.16)	1.50	1.19		1.19		1.28		72,824	109
12-31-10	0.11	—	11.82	22.02	1.50	1.19	†	1.19	†	1.68	†	75,285	98
12-31-09	0.14	—	9.80	35.68	1.50	1.19	†	1.19	†	2.03	†	53,596	135
12-31-08	1.39	—	7.34	(26.56)	1.50	1.27		1.27		1.80		31,260	191
Class S2
12-31-12	1.05	—	11.70	16.24	1.70	1.33		1.33		1.68		3,205	95
12-31-11	0.15	—	11.03	(3.33)	1.75	1.34		1.34		1.26		1,891	109
12-31-10	0.10	—	11.59	21.87	1.75	1.34	†	1.34	†	2.01	†	326	98
02-27-09(5)-12-31-09	0.16	—	9.61	67.61	1.75	1.34	†	1.34	†	2.06	†	5	135
ING Baron Growth Portfolio
Class ADV
12-31-12	—	—	22.53	19.40	1.52	1.52		1.52		1.45		61,428	15
12-31-11	—	—	18.87	1.89	1.58	1.58		1.58		(0.98)		54,052	14
12-31-10	—	—	18.52	26.24	1.58	1.58	†	1.58	†	(0.65	)†	51,458	19
12-31-09	—	—	14.67	34.83	1.58	1.57		1.57		(1.07)		36,133	13
12-31-08	0.52	—	10.88	(41.41)	1.58	1.58	†	1.58	†	(0.80	)†	23,542	30
Class I
12-31-12	—	—	23.80	19.96	1.02	1.02		1.02		1.95		169,708	15
12-31-11	—	—	19.84	2.43	1.08	1.08		1.08		(0.51)		153,934	14
12-31-10	—	—	19.37	26.85	1.08	1.08	†	1.08	†	(0.17	)†	231,264	19
12-31-09	—	—	15.27	35.49	1.08	1.07		1.07		(0.57)		184,220	13
12-31-08	0.52	—	11.27	(41.12)	1.08	1.08	†	1.08	†	(0.29	)†	131,199	30
Class S
12-31-12	—	—	23.18	19.67	1.27	1.27		1.27		1.65		551,582	15
12-31-11	—	—	19.37	2.22	1.33	1.31		1.31		(0.72)		526,672	14
12-31-10	—	—	18.95	26.50	1.33	1.31	†	1.31	†	(0.41	)†	560,004	19
12-31-09	—	—	14.98	35.20	1.33	1.30		1.30		(0.80)		466,746	13
12-31-08	0.52	—	11.08	(41.25)	1.33	1.31	†	1.31	†	(0.52	)†	291,833	30
Class S2
12-31-12	—	—	22.62	19.49	1.52	1.42		1.42		1.70		1,427	15
12-31-11	—	—	18.93	2.05	1.58	1.48		1.48		(0.68)		339	14
12-31-10	—	—	18.55	26.28	1.58	1.48	†	1.48	†	(0.58	)†	6	19
02-27-09(5)-12-31-09	—	—	14.69	57.79	1.58	1.47		1.47		(0.97)		5	13
ING Columbia Small Cap Value II Portfolio
Class ADV
12-31-12	0.03	—	11.28	14.01	1.39	1.39		1.37		0.69		6,763	44
12-31-11	0.06	—	9.92	(2.96)	1.40	1.40		1.38		0.06		4,677	36
12-31-10	0.13	—	10.29	24.98	1.40	1.40	†	1.37	†	0.25	†	2,071	62
12-31-09	0.06	—	8.36	24.28	1.45	1.44	†	1.44	†	0.52	†	534	86
12-31-08	0.10	—	6.78	(34.22)	1.41	1.41	†	1.38	†	1.03	†	444	73

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Columbia Small Cap Value II Portfolio (continued)
Class I
12-31-12	10.10	0.12	•	1.35	1.47	0.06	—	—
12-31-11	10.44	0.03	•	(0.30)	(0.27)	0.07	—	—
12-31-10	8.46	0.06		2.06	2.12	0.14	—	—
12-31-09	6.85	0.07	•	1.65	1.72	0.11	—	—
12-31-08	10.48	0.14	•	(3.67)	(3.53)	0.02	0.08	—
Class S
12-31-12	10.06	0.10	•	1.33	1.43	0.03	—	—
12-31-11	10.39	0.03		(0.32)	(0.29)	0.04	—	—
12-31-10	8.41	0.04	•	2.06	2.10	0.12	—	—
12-31-09	6.82	0.06		1.62	1.68	0.09	—	—
12-31-08	10.44	0.11	•	(3.64)	(3.53)	0.01	0.08	—
Class S2
12-31-12	9.90	0.07		1.32	1.39	0.05	—	—
12-31-11	10.27	0.04		(0.35)	(0.31)	0.06	—	—
12-31-10	8.33	0.03		2.03	2.06	0.12	—	—
02-27-09(5)-12-31-09	5.20	0.04	•	3.20	3.24	0.11	—	—
ING Davis New York Venture Portfolio
Class ADV
12-31-12	16.53	0.15		1.83	1.98	0.02	—	—
12-31-11	17.57	0.05	•	(0.93)	(0.88)	0.16	—	—
12-31-10	15.77	0.05	•	1.80	1.85	0.05	—	—
12-31-09	12.02	0.04	•	3.71	3.75	—	—	—
12-31-08	20.07	0.09		(7.92)	(7.83)	0.04	0.18	—
Class I
12-31-12	16.94	0.25	•	1.87	2.12	0.10	—	—
12-31-11	17.99	0.14		(0.97)	(0.83)	0.22	—	—
12-31-10	16.12	0.12	•	1.85	1.97	0.10	—	—
12-31-09	12.32	0.10	•	3.82	3.92	0.12	—	—
12-31-08	20.60	0.15	•	(8.09)	(7.94)	0.16	0.18	—
Class S
12-31-12	16.75	0.20	•	1.85	2.05	0.05	—	—
12-31-11	17.76	0.09	•	(0.93)	(0.84)	0.17	—	—
12-31-10	15.93	0.09		1.81	1.90	0.07	—	—
12-31-09	12.18	0.06		3.78	3.84	0.09	—	—
12-31-08	20.39	0.11	•	(8.02)	(7.91)	0.12	0.18	—
ING Global Bond Portfolio
Class ADV
12-31-12	11.22	0.41	•	0.39	0.80	0.67	—	—
12-31-11	11.67	0.44	•	(0.04)	0.40	0.85	—	—
12-31-10	10.45	0.70	•	0.88	1.58	0.36	—	—
12-31-09	8.84	0.40		1.51	1.91	0.30	—	—
12-31-08	11.12	0.55	•	(2.28)	(1.73)	0.51	0.04	—
Class I
12-31-12	11.32	0.47	•	0.40	0.87	0.73	—	—
12-31-11	11.77	0.50	•	(0.05)	0.45	0.90	—	—
12-31-10	10.48	0.75		0.90	1.65	0.36	—	—
12-31-09	8.92	0.48	•	1.49	1.97	0.41	—	—
12-31-08	11.20	0.54	•	(2.22)	(1.68)	0.56	0.04	—
Class S
12-31-12	11.33	0.47	•	0.37	0.84	0.69	—	—
12-31-11	11.76	0.47	•	(0.04)	0.43	0.86	—	—
12-31-10	10.50	0.74	•	0.88	1.62	0.36	—	—
12-31-09	8.92	0.49	•	1.45	1.94	0.36	—	—
12-31-08	11.21	0.48	•	(2.19)	(1.71)	0.54	0.04	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Columbia Small Cap Value II Portfolio (continued)
Class I
12-31-12	0.06	—	11.51	14.56	0.89	0.89		0.87		1.14		16,180	44
12-31-11	0.07	—	10.10	(2.48)	0.90	0.90		0.88		0.31		17,304	36
12-31-10	0.14	—	10.44	25.48	0.90	0.90	†	0.87	†	0.67	†	55,866	62
12-31-09	0.11	—	8.46	25.20	0.95	0.94	†	0.94	†	1.09	†	46,600	86
12-31-08	0.10	—	6.85	(33.93)	0.91	0.91	†	0.88	†	1.63	†	225,673	73
Class S
12-31-12	0.03	—	11.46	14.20	1.14	1.14		1.12		0.88		135,653	44
12-31-11	0.04	—	10.06	(2.69)	1.15	1.15		1.13		0.21		138,626	36
12-31-10	0.12	—	10.39	25.28	1.15	1.15	†	1.12	†	0.41	†	167,293	62
12-31-09	0.09	—	8.41	24.72	1.20	1.19	†	1.19	†	0.75	†	165,922	86
12-31-08	0.09	—	6.82	(34.08)	1.16	1.16	†	1.13	†	1.22	†	150,309	73
Class S2
12-31-12	0.05	—	11.24	14.07	1.39	1.29		1.27		0.76		604	44
12-31-11	0.06	—	9.90	(2.88)	1.40	1.30		1.28		0.49		436	36
12-31-10	0.12	—	10.27	25.04	1.40	1.30	†	1.27	†	0.29	†	6	62
02-27-09(5)-12-31-09	0.11	—	8.33	62.42	1.45	1.34	†	1.34	†	0.60	†	5	86
ING Davis New York Venture Portfolio
Class ADV
12-31-12	0.02	—	18.49	11.99	1.44	1.25		1.25		0.86		10,347	20
12-31-11	0.16	—	16.53	(4.92)	1.40	1.38		1.38		0.31		9,266	12
12-31-10	0.05	—	17.57	11.79	1.40	1.38		1.38		0.30		8,442	15
12-31-09	—	—	15.77	31.20	1.40	1.39		1.39		0.31		4,844	23
12-31-08	0.22	—	12.02	(39.35)	1.40	1.40		1.40		0.41		5,662	20
Class I
12-31-12	0.10	—	18.96	12.56	0.94	0.75		0.75		1.37		92,694	20
12-31-11	0.22	—	16.94	(4.52)	0.90	0.88		0.88		0.80		109,831	12
12-31-10	0.10	—	17.99	12.33	0.90	0.88		0.88		0.74		143,679	15
12-31-09	0.12	—	16.12	31.96	0.90	0.89		0.89		0.76		165,713	23
12-31-08	0.34	—	12.32	(39.06)	0.90	0.90		0.90		0.92		133,936	20
Class S
12-31-12	0.05	—	18.75	12.27	1.19	1.00		1.00		1.09		272,420	20
12-31-11	0.17	—	16.75	(4.63)	1.15	1.13		1.13		0.56		270,261	12
12-31-10	0.07	—	17.76	11.99	1.15	1.13		1.13		0.51		328,415	15
12-31-09	0.09	—	15.93	31.62	1.15	1.14		1.14		0.49		303,513	23
12-31-08	0.30	—	12.18	(39.22)	1.15	1.15		1.15		0.67		213,686	20
ING Global Bond Portfolio
Class ADV
12-31-12	0.67	—	11.35	7.36	1.18	1.02		1.02		3.61		34,927	487
12-31-11	0.85	—	11.22	3.26	1.16	1.02		1.02		3.73		30,299	590
12-31-10	0.36	—	11.67	15.22	1.04	1.02		1.02		6.27		30,887	117
12-31-09	0.30	—	10.45	21.66	1.04	1.01		1.01		4.79		20,170	136
12-31-08	0.55	—	8.84	(16.38)	1.04	1.00	†	1.00	†	5.19	†	16,393	108
Class I
12-31-12	0.73	—	11.46	7.91	0.68	0.52		0.52		4.09		309,348	487
12-31-11	0.90	—	11.32	3.70	0.66	0.52		0.52		4.22		330,477	590
12-31-10	0.36	—	11.77	15.86	0.54	0.52		0.52		6.82		386,383	117
12-31-09	0.41	—	10.48	22.14	0.54	0.53		0.53		4.99		334,527	136
12-31-08	0.60	—	8.92	(15.89)	0.54	0.54	†	0.54	†	5.12	†	451,197	108
Class S
12-31-12	0.69	—	11.48	7.65	0.93	0.77		0.77		4.05		66,533	487
12-31-11	0.86	—	11.33	3.51	0.91	0.77		0.77		3.97		67,103	590
12-31-10	0.36	—	11.76	15.54	0.79	0.77		0.77		6.57		93,346	117
12-31-09	0.36	—	10.50	21.85	0.79	0.76		0.76		5.04		97,596	136
12-31-08	0.58	—	8.92	(16.10)	0.79	0.75	†	0.75	†	4.53	†	88,592	108
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Growth and Income Core Portfolio
Class ADV
12-31-12	26.83	0.04		2.30	2.34	—	—	—
12-31-11	31.18	(0.07	)•	(4.15)	(4.22)	0.13	—	—
12-31-10	28.55	0.06	•	2.98	3.04	0.41	—	—
12-31-09	19.96	0.34	•	8.42	8.76	0.17	—	—
12-31-08	33.36	0.18		(13.52)	(13.34)	0.06	—	—
Class I
12-31-12	27.55	0.13	•	2.42	2.55	0.13	—	—
12-31-11	31.98	0.09		(4.29)	(4.20)	0.23	—	—
12-31-10	29.18	0.22	•	3.03	3.25	0.45	—	—
12-31-09	20.38	0.42	•	8.67	9.09	0.29	—	—
12-31-08	34.00	0.32	•	(13.79)	(13.47)	0.15	—	—
Class S
12-31-12	27.37	0.06	•	2.39	2.45	0.02	—	—
12-31-11	31.76	(0.01)		(4.22)	(4.23)	0.16	—	—
12-31-10	29.01	0.14	•	3.02	3.16	0.41	—	—
12-31-09	20.26	0.40	•	8.56	8.96	0.21	—	—
12-31-08	33.75	0.30		(13.76)	(13.46)	0.03	—	—
Class S2
12-31-12	26.84	0.06		2.30	2.36	0.02	—	—
12-31-11	31.16	(0.02)		(4.16)	(4.18)	0.14	—	—
03-08-10(5)-12-31-10	29.58	0.03	•	2.00	2.03	0.45	—	—
ING Invesco Van Kampen Comstock Portfolio
Class ADV
12-31-12	9.77	0.13		1.66	1.79	0.12	—	—
12-31-11	10.13	0.11		(0.35)	(0.24)	0.12	—	—
12-31-10	8.92	0.09		1.23	1.32	0.11	—	—
12-31-09	7.09	0.09		1.91	2.00	0.17	—	—
12-31-08	12.34	0.17	•	(4.47)	(4.30)	0.30	0.65	—
Class I
12-31-12	9.83	0.19	•	1.66	1.85	0.17	—	—
12-31-11	10.19	0.16		(0.35)	(0.19)	0.17	—	—
12-31-10	8.97	0.14		1.23	1.37	0.15	—	—
12-31-09	7.12	0.13	•	1.93	2.06	0.21	—	—
12-31-08	12.55	0.23		(4.55)	(4.32)	0.46	0.65	—
Class S
12-31-12	9.82	0.16	•	1.67	1.83	0.14	—	—
12-31-11	10.18	0.15		(0.37)	(0.22)	0.14	—	—
12-31-10	8.96	0.11		1.24	1.35	0.13	—	—
12-31-09	7.12	0.11		1.92	2.03	0.19	—	—
12-31-08	12.49	0.21		(4.53)	(4.32)	0.40	0.65	—
ING Invesco Van Kampen Equity and Income Portfolio
Class ADV
12-31-12	32.57	0.53	•	3.45	3.98	0.54	—	—
12-31-11	33.75	0.49	•	(1.04)	(0.55)	0.63	—	—
12-31-10	30.64	0.46	•	3.13	3.59	0.48	—	—
12-31-09	25.44	0.44	•	5.17	5.61	0.41	—	—
12-31-08	37.09	0.71	•	(9.08)	(8.37)	1.37	1.91	—
Class I
12-31-12	33.05	0.71	•	3.51	4.22	0.84	—	—
12-31-11	34.22	0.66	•	(1.05)	(0.39)	0.78	—	—
12-31-10	31.03	0.63	•	3.18	3.81	0.62	—	—
12-31-09	25.75	0.59	•	5.25	5.84	0.56	—	—
12-31-08	37.76	1.03		(9.38)	(8.35)	1.75	1.91	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Growth and Income Core Portfolio
Class ADV
12-31-12	—	—	29.17	8.72	1.38	1.36		1.34		0.11		14,877	114
12-31-11	0.13	—	26.83	(13.53)	1.40	1.40		1.39		(0.23)		15,435	77
12-31-10	0.41	—	31.18	10.86	1.40	1.40	†	1.40	†	0.22	†	15,361	86
12-31-09	0.17	—	28.55	43.99	1.40	1.40	†	1.39	†	1.40	†	7,417	100
12-31-08	0.06	—	19.96	(40.04)	1.40	1.40	†	1.40	†	0.53	†	2,281	77
Class I
12-31-12	0.13	—	29.97	9.27	0.88	0.86		0.84		0.46		100,344	114
12-31-11	0.23	—	27.55	(13.11)	0.90	0.90		0.89		0.25		188,868	77
12-31-10	0.45	—	31.98	11.37	0.90	0.90	†	0.90	†	0.76	†	260,671	86
12-31-09	0.29	—	29.18	44.77	0.90	0.90	†	0.89	†	1.79	†	222,957	100
12-31-08	0.15	—	20.38	(39.75)	0.90	0.90	†	0.90	†	1.16	†	256,369	77
Class S
12-31-12	0.02	—	29.80	8.97	1.13	1.11		1.09		0.21		8,273	114
12-31-11	0.16	—	27.37	(13.30)	1.15	1.15		1.14		0.01		15,801	77
12-31-10	0.41	—	31.76	11.13	1.15	1.15	†	1.15	†	0.49	†	18,563	86
12-31-09	0.21	—	29.01	44.36	1.15	1.15	†	1.14	†	1.68	†	14,251	100
12-31-08	0.03	—	20.26	(39.90)	1.15	1.15	†	1.15	†	0.78	†	6,604	77
Class S2
12-31-12	0.02	—	29.18	8.80	1.38	1.26		1.24		0.22		3	114
12-31-11	0.14	—	26.84	(13.39)	1.40	1.30		1.29		(0.08)		3	77
03-08-10(5)-12-31-10	0.45	—	31.16	7.09	1.40	1.30	†	1.30	†	0.11	†	3	86
ING Invesco Van Kampen Comstock Portfolio
Class ADV
12-31-12	0.12	—	11.44	18.30	1.28	1.27		1.26		1.25		22,633	18
12-31-11	0.12	—	9.77	(2.32)	1.35	1.31		1.31		1.09		17,338	23
12-31-10	0.11	—	10.13	14.81	1.35	1.31	†	1.31	†	0.90	†	17,041	23
12-31-09	0.17	—	8.92	28.22	1.35	1.31		1.31		1.16		16,306	27
12-31-08	0.95	—	7.09	(36.64)	1.35	1.31		1.31		1.66		13,778	47
Class I
12-31-12	0.17	—	11.51	18.83	0.78	0.77		0.76		1.74		48,793	18
12-31-11	0.17	—	9.83	(1.81)	0.85	0.81		0.81		1.59		45,814	23
12-31-10	0.15	—	10.19	15.38	0.85	0.81	†	0.81	†	1.40	†	49,022	23
12-31-09	0.21	—	8.97	28.92	0.85	0.81		0.81		1.78		50,240	27
12-31-08	1.11	—	7.12	(36.36)	0.85	0.81		0.81		2.20		357,863	47
Class S
12-31-12	0.14	—	11.51	18.66	1.03	1.02		1.01		1.49		259,717	18
12-31-11	0.14	—	9.82	(2.09)	1.10	1.06		1.06		1.34		238,369	23
12-31-10	0.13	—	10.18	15.13	1.10	1.06	†	1.06	†	1.15	†	264,791	23
12-31-09	0.19	—	8.96	28.53	1.10	1.06		1.06		1.42		237,588	27
12-31-08	1.05	—	7.12	(36.48)	1.10	1.06		1.06		1.95		197,126	47
ING Invesco Van Kampen Equity and Income Portfolio
Class ADV
12-31-12	0.54	—	36.01	12.23	1.18	1.15		1.15		1.52		19,776	27
12-31-11	0.63	—	32.57	(1.58)	1.15	1.15		1.15		1.46		22,313	20
12-31-10	0.48	—	33.75	11.77	1.15	1.15	†	1.15	†	1.44	†	14,995	38
12-31-09	0.41	—	30.64	22.06	1.13	1.13	†	1.12	†	1.66	†	10,735	74
12-31-08	3.28	—	25.44	(23.76)	1.07	1.07		1.07		2.21		10,334	111
Class I
12-31-12	0.84	—	36.43	12.79	0.68	0.65		0.65		2.01		499,847	27
12-31-11	0.78	—	33.05	(1.08)	0.65	0.65		0.65		1.93		530,983	20
12-31-10	0.62	—	34.22	12.32	0.65	0.65	†	0.65	†	1.96	†	594,282	38
12-31-09	0.56	—	31.03	22.69	0.63	0.63	†	0.62	†	2.16	†	572,527	74
12-31-08	3.66	—	25.75	(23.38)	0.57	0.57		0.57		2.70		516,378	111

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Invesco Van Kampen Equity and Income Portfolio (continued)
Class S
12-31-12	32.81	0.62	•	3.48	4.10	0.68	—	—
12-31-11	33.97	0.57	•	(1.04)	(0.47)	0.69	—	—
12-31-10	30.81	0.54	•	3.16	3.70	0.54	—	—
12-31-09	25.58	0.51	•	5.21	5.72	0.49	—	—
12-31-08	37.50	0.79	•	(9.16)	(8.37)	1.64	1.91	—
Class S2
12-31-12	32.52	0.56	•	3.45	4.01	0.66	—	—
12-31-11	33.70	0.52	•	(1.03)	(0.51)	0.67	—	—
12-31-10	30.62	0.50	•	3.12	3.62	0.54	—	—
02-27-09(5)-12-31-09	22.18	0.33		8.58	8.91	0.47	—	—
ING JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-12	13.91	0.09		2.65	2.74	0.08	—	—
12-31-11	13.78	0.07		0.15	0.22	0.09	—	—
12-31-10	11.30	0.07		2.48	2.55	0.07	—	—
12-31-09	9.24	0.12		2.21	2.33	0.11	0.16	—
12-31-08	15.50	0.14		(4.90)	(4.76)	0.18	1.32	—
Class I
12-31-12	14.08	0.17		2.69	2.86	0.15	—	—
12-31-11	13.95	0.15		0.13	0.28	0.15	—	—
12-31-10	11.42	0.14		2.52	2.66	0.13	—	—
12-31-09	9.33	0.17		2.23	2.40	0.15	0.16	—
12-31-08	15.77	0.22		(5.00)	(4.78)	0.34	1.32	—
Class S
12-31-12	14.01	0.13		2.67	2.80	0.11	—	—
12-31-11	13.88	0.11		0.14	0.25	0.12	—	—
12-31-10	11.37	0.11		2.50	2.61	0.10	—	—
12-31-09	9.29	0.15		2.22	2.37	0.13	0.16	—
12-31-08	15.67	0.16	•	(4.94)	(4.78)	0.28	1.32	—
Class S2
12-31-12	13.88	0.14	•	2.62	2.76	0.12	—	—
12-31-11	13.79	0.13	•	0.10	0.23	0.14	—	—
12-31-10	11.30	0.09		2.48	2.57	0.08	—	—
02-27-09(5)-12-31-09	7.54	0.12		3.92	4.04	0.12	0.16	—
ING Oppenheimer Global Portfolio
Class ADV
12-31-12	12.15	0.14		2.42	2.56	0.11	—	—
12-31-11	13.46	0.13		(1.29)	(1.16)	0.15	—	—
12-31-10	11.83	0.11	•	1.69	1.80	0.17	—	—
12-31-09	8.80	0.11	•	3.28	3.39	0.17	0.19	—
12-31-08	16.38	0.30		(6.53)	(6.23)	0.23	1.12	—
Class I
12-31-12	12.54	0.21	•	2.49	2.70	0.18	—	—
12-31-11	13.88	0.20	•	(1.34)	(1.14)	0.20	—	—
12-31-10	12.17	0.18	•	1.74	1.92	0.21	—	—
12-31-09	9.07	0.17	•	3.38	3.55	0.26	0.19	—
12-31-08	16.87	0.32		(6.67)	(6.35)	0.33	1.12	—
Class S
12-31-12	12.19	0.17	•	2.41	2.58	0.14	—	—
12-31-11	13.50	0.16		(1.30)	(1.14)	0.17	—	—
12-31-10	11.84	0.14	•	1.70	1.84	0.18	—	—
12-31-09	8.82	0.14	•	3.30	3.44	0.23	0.19	—
12-31-08	16.46	0.23	•	(6.46)	(6.23)	0.29	1.12	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Invesco Van Kampen Equity and Income Portfolio (continued)
Class S
12-31-12	0.68	—	36.23	12.52	0.93	0.90		0.90		1.76		198,595	27
12-31-11	0.69	—	32.81	(1.33)	0.90	0.90		0.90		1.67		205,145	20
12-31-10	0.54	—	33.97	12.05	0.90	0.90	†	0.90	†	1.71	†	240,865	38
12-31-09	0.49	—	30.81	22.37	0.88	0.88	†	0.87	†	1.91	†	217,798	74
12-31-08	3.55	—	25.58	(23.56)	0.82	0.82		0.82		2.49		193,142	111
Class S2
12-31-12	0.66	—	35.87	12.34	1.18	1.05		1.05		1.60		1,540	27
12-31-11	0.67	—	32.52	(1.48)	1.15	1.05		1.05		1.55		967	20
12-31-10	0.54	—	33.70	11.88	1.15	1.05	†	1.05	†	1.61	†	843	38
02-27-09(5)-12-31-09	0.47	—	30.62	40.18	1.13	1.03	†	1.02	†	1.65	†	4	74
ING JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-12	0.08	—	16.57	19.69	1.43	1.43		1.43		0.64		42,637	28
12-31-11	0.09	—	13.91	1.60	1.50	1.50		1.50		0.54		30,671	36
12-31-10	0.07	—	13.78	22.63	1.50	1.50	†	1.50	†	0.69	†	26,954	40
12-31-09	0.27	—	11.30	25.34	1.50	1.50	†	1.50	†	1.33	†	16,622	40
12-31-08	1.50	—	9.24	(33.17)	1.50	1.50	†	1.50	†	0.94	†	13,624	58
Class I
12-31-12	0.15	—	16.79	20.33	0.93	0.93		0.93		1.15		171,485	28
12-31-11	0.15	—	14.08	2.07	1.00	1.00		1.00		1.03		125,233	36
12-31-10	0.13	—	13.95	23.30	1.00	1.00	†	1.00	†	1.18	†	126,864	40
12-31-09	0.31	—	11.42	25.90	1.00	1.00	†	1.00	†	1.83	†	100,239	40
12-31-08	1.66	—	9.33	(32.86)	1.00	1.00	†	1.00	†	1.46	†	80,515	58
Class S
12-31-12	0.11	—	16.70	20.02	1.18	1.18		1.18		0.89		248,115	28
12-31-11	0.12	—	14.01	1.82	1.25	1.25		1.25		0.78		178,083	36
12-31-10	0.10	—	13.88	22.97	1.25	1.25	†	1.25	†	0.94	†	172,465	40
12-31-09	0.29	—	11.37	25.65	1.25	1.25	†	1.25	†	1.58	†	113,016	40
12-31-08	1.60	—	9.29	(33.04)	1.25	1.25	†	1.25	†	1.29	†	78,604	58
Class S2
12-31-12	0.12	—	16.52	19.86	1.43	1.33		1.33		0.86		2,664	28
12-31-11	0.14	—	13.88	1.67	1.50	1.40		1.40		0.97		178	36
12-31-10	0.08	—	13.79	22.75	1.50	1.40	†	1.40	†	0.76	†	5	40
02-27-09(5)-12-31-09	0.28	—	11.30	53.76	1.50	1.40	†	1.40	†	1.51	†	4	40
ING Oppenheimer Global Portfolio
Class ADV
12-31-12	0.11	—	14.60	21.18	1.22	1.22		1.22		1.00		76,791	13
12-31-11	0.15	—	12.15	(8.60)	1.16	1.16		1.16		0.96		65,051	12
12-31-10	0.17	—	13.46	15.42	1.16	1.16	†	1.16	†	0.88	†	71,603	15
12-31-09	0.36	—	11.83	39.04	1.16	1.16	†	1.16	†	1.09	†	54,626	12
12-31-08	1.35	—	8.80	(40.65)	1.16	1.16	†	1.16	†	1.60	†	40,813	12
Class I
12-31-12	0.18	—	15.06	21.70	0.72	0.72		0.72		1.52		1,324,037	13
12-31-11	0.20	—	12.54	(8.13)	0.66	0.66		0.66		1.46		1,234,551	12
12-31-10	0.21	—	13.88	16.06	0.66	0.66	†	0.66	†	1.40	†	1,479,319	15
12-31-09	0.45	—	12.17	39.73	0.66	0.66	†	0.66	†	1.63	†	1,414,460	12
12-31-08	1.45	—	9.07	(40.38)	0.66	0.66	†	0.66	†	2.07	†	1,124,127	12
Class S
12-31-12	0.14	—	14.63	21.33	0.97	0.97		0.97		1.26		192,122	13
12-31-11	0.17	—	12.19	(8.38)	0.91	0.91		0.91		1.20		171,755	12
12-31-10	0.18	—	13.50	15.80	0.91	0.91	†	0.91	†	1.17	†	184,961	15
12-31-09	0.42	—	11.84	39.51	0.91	0.91	†	0.91	†	1.45	†	182,326	12
12-31-08	1.41	—	8.82	(40.55)	0.91	0.91	†	0.91	†	1.80	†	157,261	12

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)		($)	($)
ING Oppenheimer Global Portfolio (continued)
Class S2
12-31-12	12.01	0.13	•	2.39	2.52	0.16		—	—
12-31-11	13.36	0.06	•	(1.21)	(1.15)	0.20		—	—
12-31-10	11.73	0.12		1.68	1.80	0.17		—	—
02-27-09(5)-12-31-09	7.35	0.12	•	4.71	4.83	0.26		0.19	—
ING PIMCO Total Return Portfolio
Class ADV
12-31-12	11.48	0.21	•	0.66	0.87	0.35		—	—
12-31-11	11.89	0.28	•	0.07	0.35	0.34		0.42	—
12-31-10	11.46	0.23	•	0.61	0.84	0.39		0.02	—
12-31-09	10.91	0.35	•	0.96	1.31	0.35		0.41	—
12-31-08	11.66	0.46	•	(0.52)	(0.06)	0.52		0.17	—
Class I
12-31-12	11.76	0.28		0.68	0.96	0.40		—	—
12-31-11	12.15	0.36		0.06	0.42	0.39		0.42	—
12-31-10	11.67	0.29	•	0.63	0.92	0.42		0.02	—
12-31-09	11.08	0.42	•	0.97	1.39	0.39		0.41	—
12-31-08	11.81	0.53	•	(0.54)	(0.01)	0.55		0.17	—
Class S
12-31-12	11.65	0.23		0.68	0.91	0.37		—	—
12-31-11	12.04	0.31		0.08	0.39	0.36		0.42	—
12-31-10	11.58	0.26	•	0.62	0.88	0.40		0.02	—
12-31-09	11.01	0.39	•	0.96	1.35	0.37		0.41	—
12-31-08	11.75	0.49	•	(0.52)	(0.03)	0.54		0.17	—
Class S2
12-31-12	11.42	0.22	•	0.66	0.88	0.38		—	—
12-31-11	11.85	0.30	•	0.07	0.37	0.38		0.42	—
12-31-10	11.44	0.29	•	0.56	0.85	0.42		0.02	—
02-27-09(5)-12-31-09	10.55	0.35	•	1.34	1.69	0.39		0.41	—
ING Pioneer High Yield Portfolio
Class I
12-31-12	10.55	0.63	•	1.04	1.67	0.62		—	—
12-31-11	11.24	0.63		(0.70)	(0.07)	0.62		—	—
12-31-10	10.05	0.65		1.19	1.84	0.65		—	—
12-31-09	6.52	0.67	•	3.49	4.16	0.63		—	—
12-31-08	10.25	0.74	•	(3.54)	(2.80)	0.70		0.23	—
Class S
12-31-12	10.54	0.57		1.07	1.64	0.60		—	—
12-31-11	11.23	0.60	•	(0.69)	(0.09)	0.60		—	—
12-31-10	10.04	0.62	•	1.19	1.81	0.62		—	—
12-31-09	6.52	0.61	•	3.52	4.13	0.61		—	—
12-31-08	10.25	0.67	•	(3.49)	(2.82)	0.68		0.23	—
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-12	7.89	0.01		1.19	1.20	0.00	*	0.74	—
12-31-11	8.25	(0.03)		(0.32)	(0.35)	0.01		—	—
12-31-10	6.46	(0.01)		1.80	1.79	0.00	*	—	—
12-31-09	4.44	(0.00	)*	2.02	2.02	0.00	*	—	—
12-31-08	9.22	(0.02)		(3.48)	(3.50)	—		1.28	—
Class I
12-31-12	8.25	0.06		1.23	1.29	0.04		0.74	—
12-31-11	8.60	0.02		(0.34)	(0.32)	0.03		—	—
12-31-10	6.71	0.03		1.88	1.91	0.02		—	—
12-31-09	4.60	0.03		2.10	2.13	0.02		—	—
12-31-08	9.52	0.02		(3.63)	(3.61)	0.03		1.28	—

						Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING Oppenheimer Global Portfolio (continued)
Class S2
12-31-12	0.16	—	14.37	21.17		1.22	1.12		1.12		1.01		2,082	13
12-31-11	0.20	—	12.01	(8.52)		1.16	1.06		1.06		0.52		755	12
12-31-10	0.17	—	13.36	15.63		1.16	1.06	†	1.06	†	0.98	†	5	15
02-27-09(5)-12-31-09	0.45	—	11.73	66.43		1.16	1.06	†	1.06	†	1.34	†	5	12
ING PIMCO Total Return Portfolio
Class ADV
12-31-12	0.35	—	12.00	7.61		1.09	1.08		1.08		1.76		205,882	897
12-31-11	0.76	—	11.48	2.95		1.09	1.08		1.08		2.41		161,860	783
12-31-10	0.41	—	11.89	7.30		1.09	1.08		1.08		1.96		152,733	558
12-31-09	0.76	—	11.46	12.32		1.13	1.12		1.12		3.10		93,043	737
12-31-08	0.69	—	10.91	(0.54)		1.16	1.15		1.15		4.04		44,599	872
Class I
12-31-12	0.40	—	12.32	8.22		0.59	0.58		0.58		2.26		550,994	897
12-31-11	0.81	—	11.76	3.46		0.59	0.58		0.58		2.90		523,551	783
12-31-10	0.44	—	12.15	7.84		0.59	0.58		0.58		2.43		534,495	558
12-31-09	0.80	—	11.67	12.89		0.63	0.62		0.62		3.67		430,220	737
12-31-08	0.72	—	11.08	(0.04)		0.66	0.65		0.65		4.55		265,311	872
Class S
12-31-12	0.37	—	12.19	7.88		0.84	0.83		0.83		2.01		539,300	897
12-31-11	0.78	—	11.65	3.25		0.84	0.83		0.83		2.65		493,803	783
12-31-10	0.42	—	12.04	7.56		0.84	0.83		0.83		2.18		474,076	558
12-31-09	0.78	—	11.58	12.62		0.88	0.87		0.87		3.42		352,984	737
12-31-08	0.71	—	11.01	(0.28)		0.91	0.90		0.90		4.30		192,259	872
Class S2
12-31-12	0.38	—	11.92	7.73		1.09	0.98		0.98		1.83		5,026	897
12-31-11	0.80	—	11.42	3.10		1.09	0.98		0.98		2.54		1,829	783
12-31-10	0.44	—	11.85	7.38		1.09	0.98		0.98		2.42		1,003	558
02-27-09(5)-12-31-09	0.80	—	11.44	16.38		1.13	1.02		1.02		3.67		3	737
ING Pioneer High Yield Portfolio
Class I
12-31-12	0.62	—	11.60	16.21		0.75	0.71		0.71		5.58		104,882	34
12-31-11	0.62	—	10.55	(0.72)		0.77	0.71		0.71		5.64		87,529	41
12-31-10	0.65	—	11.24	19.02		0.75	0.71	†	0.71	†	6.23	†	98,394	41
12-31-09	0.63	—	10.05	66.75		0.78	0.72	†	0.71	†	8.88	†	92,714	53
12-31-08	0.93	—	6.52	(29.27	)(a)	0.74	0.73	†	0.72	†	8.82	†	279,168	38
Class S
12-31-12	0.60	—	11.58	15.84		1.00	0.96		0.96		5.39		4,089	34
12-31-11	0.60	—	10.54	(0.97)		1.02	0.96		0.96		5.34		1,712	41
12-31-10	0.62	—	11.23	18.73		1.00	0.96	†	0.96	†	5.97	†	2,307	41
12-31-09	0.61	—	10.04	66.30		1.03	0.97	†	0.96	†	7.50	†	2,995	53
12-31-08	0.91	—	6.52	(29.45	)(a)	0.99	0.98	†	0.98	†	7.32	†	2,170	38
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-12	0.74	—	8.35	15.70		1.24	1.22		1.22		0.14		21,538	17
12-31-11	0.01	—	7.89	(4.23)		1.16	1.16		1.16		(0.28)		18,993	38
12-31-10	0.00 *	—	8.25	27.79		1.16	1.16		1.16		(0.13)		31,927	28
12-31-09	—	—	6.46	45.55		1.16	1.16		1.16		(0.01)		24,468	27
12-31-08	1.28	—	4.44	(43.35)		1.16	1.16		1.16		(0.25)		15,401	28
Class I
12-31-12	0.78	—	8.76	16.13		0.74	0.72		0.72		0.61		668,143	17
12-31-11	0.03	—	8.25	(3.71)		0.66	0.66		0.66		0.25		663,904	38
12-31-10	0.02	—	8.60	28.51		0.66	0.66		0.66		0.37		762,608	28
12-31-09	0.02	—	6.71	46.41		0.66	0.66		0.66		0.48		659,322	27
12-31-08	1.31	—	4.60	(43.15)		0.66	0.66		0.66		0.26		487,968	28
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)		($)	($)
ING T. Rowe Price Diversified Mid Cap Growth Portfolio (continued)
Class S
12-31-12	8.11	0.03		1.22	1.25	0.02		0.74	—
12-31-11	8.45	0.00	*	(0.33)	(0.33)	0.01		—	—
12-31-10	6.60	0.01		1.84	1.85	0.00	*	—	—
12-31-09	4.53	0.01		2.07	2.08	0.01		—	—
12-31-08	9.37	(0.00	)*	(3.56)	(3.56)	0.00	*	1.28	—
Class S2
12-31-12	7.89	0.02		1.19	1.21	0.02		0.74	—
12-31-11	8.25	(0.00	)*	(0.34)	(0.34)	0.02		—	—
12-31-10	6.45	(0.00	)*	1.80	1.80	0.00	*	—	—
02-27-09(5)-12-31-09	3.94	0.01		2.51	2.52	0.01		—	—
ING T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-12	52.59	(0.16	)•	9.80	9.64	—		—	—
12-31-11	53.43	(0.27	)•	(0.57)	(0.84)	—		—	—
12-31-10	45.97	(0.21)		7.69	7.48	0.02		—	—
12-31-09	32.31	(0.10)		13.76	13.66	—		—	—
12-31-08	60.78	(0.04	)•	(24.38)	(24.42)	0.08		3.92	0.05
Class I
12-31-12	53.91	0.14	•	10.06	10.20	0.10		—	—
12-31-11	54.49	0.00	*	(0.58)	(0.58)	—		—	—
12-31-10	46.65	0.01		7.85	7.86	0.02		—	—
12-31-09	32.68	0.09	•	13.95	14.04	0.07		—	—
12-31-08	61.89	0.26		(24.86)	(24.60)	0.64		3.92	0.05
Class S
12-31-12	53.21	(0.00	)*	9.91	9.91	—		—	—
12-31-11	53.92	(0.13)		(0.58)	(0.71)	—		—	—
12-31-10	46.27	(0.11)		7.78	7.67	0.02		—	—
12-31-09	32.45	(0.01)		13.83	13.82	0.00	*	—	—
12-31-08	61.35	0.07	•	(24.56)	(24.49)	0.44		3.92	0.05
Class S2
12-31-12	52.72	(0.09)		9.82	9.73	—		—	—
12-31-11	53.51	(0.17	)•	(0.62)	(0.79)	—		—	—
12-31-10	45.99	(0.18)		7.72	7.54	0.02		—	—
02-27-09(5)-12-31-09	29.76	(0.05)		16.28	16.23	—		—	—
ING Templeton Foreign Equity Portfolio
Class ADV
12-31-12	9.45	0.17	•	1.55	1.72	0.12		—	—
12-31-11	10.99	0.20	•	(1.57)	(1.37)	0.17		—	—
12-31-10	10.36	0.13	•	0.70	0.83	0.20		—	—
12-31-09	7.84	0.14		2.38	2.52	—		—	—
12-31-08	13.65	0.23	•	(5.81)	(5.58)	0.23		—	—
Class I
12-31-12	9.52	0.22	•	1.56	1.78	0.15		—	—
12-31-11	11.05	0.26	•	(1.59)	(1.33)	0.20		—	—
12-31-10	10.40	0.19	•	0.70	0.89	0.24		—	—
12-31-09	7.83	0.20	•	2.37	2.57	—		—	—
12-31-08	13.66	0.29	•	(5.85)	(5.56)	0.27		—	—
Class S
12-31-12	9.48	0.14	•	1.60	1.74	0.14		—	—
12-31-11	11.00	0.25	•	(1.59)	(1.34)	0.18		—	—
12-31-10	10.36	0.17		0.69	0.86	0.22		—	—
12-31-09	7.81	0.14		2.41	2.55	—		—	—
12-31-08	13.63	0.28	•	(5.87)	(5.59)	0.23		—	—

						Ratios to average net assets				Supplemental data
	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING T. Rowe Price Diversified Mid Cap Growth Portfolio (continued)
Class S
12-31-12	0.76		—	8.60	15.87	0.99	0.97	0.97	0.35	18,731	17
12-31-11	0.01		—	8.11	(3.89)	0.91	0.91	0.91	0.01	21,669	38
12-31-10	0.00	*	—	8.45	28.12	0.91	0.91	0.91	0.12	23,701	28
12-31-09	0.01		—	6.60	46.00	0.91	0.91	0.91	0.25	20,494	27
12-31-08	1.28		—	4.53	(43.27)	0.91	0.91	0.91	0.03	9,009	28
Class S2
12-31-12	0.76		—	8.34	15.73	1.24	1.12	1.12	0.29	1,025	17
12-31-11	0.02		—	7.89	(4.07)	1.16	1.06	1.06	(0.07)	739	38
12-31-10	0.00	*	—	8.25	27.99	1.16	1.06	1.06	(0.03)	6	28
02-27-09(5)-12-31-09	0.01		—	6.45	63.88	1.16	1.06	1.06	0.09	5	27
ING T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-12	—		—	62.23	18.33	1.24	1.23	1.23	(0.26)	112,773	38
12-31-11	—		—	52.59	(1.57)	1.25	1.24	1.24	(0.50)	92,701	28
12-31-10	0.02		—	53.43	16.27	1.25	1.25	1.25	(0.48)	102,242	41
12-31-09	—		—	45.97	42.28	1.25	1.25	1.25	(0.27)	73,747	64
12-31-08	4.05		—	32.31	(42.51)	1.25	1.24	1.24	(0.09)	49,551	54
Class I
12-31-12	0.10		—	64.01	18.92	0.74	0.73	0.73	0.22	801,969	38
12-31-11	—		—	53.91	(1.06)	0.75	0.74	0.74	0.00 *	722,532	28
12-31-10	0.02		—	54.49	16.86	0.75	0.75	0.75	0.02	808,032	41
12-31-09	0.07		—	46.65	42.96	0.75	0.75	0.75	0.24	758,453	64
12-31-08	4.61		—	32.68	(42.21)	0.75	0.74	0.74	0.42	745,790	54
Class S
12-31-12	—		—	63.12	18.62	0.99	0.98	0.98	(0.00)*	238,987	38
12-31-11	—		—	53.21	(1.32)	1.00	0.99	0.99	(0.24)	173,070	28
12-31-10	0.02		—	53.92	16.58	1.00	1.00	1.00	(0.24)	171,878	41
12-31-09	—		—	46.27	42.60	1.00	1.00	1.00	(0.03)	152,008	64
12-31-08	4.41		—	32.45	(42.35)	1.00	0.99	0.99	0.15	69,896	54
Class S2
12-31-12	—		—	62.45	18.46	1.24	1.13	1.13	(0.16)	1,534	38
12-31-11	—		—	52.72	(1.48)	1.25	1.14	1.14	(0.32)	622	28
12-31-10	0.02		—	53.51	16.39	1.25	1.15	1.15	(0.37)	5	41
02-27-09(5)-12-31-09	—		—	45.99	54.54	1.25	1.15	1.15	(0.16)	5	64
ING Templeton Foreign Equity Portfolio
Class ADV
12-31-12	0.12		—	11.05	18.32	1.46	1.44	1.44	1.71	36,360	9
12-31-11	0.17		—	9.45	(12.42)	1.48	1.48	1.48	1.94	23,120	14
12-31-10	0.20		—	10.99	8.25	1.46	1.46	1.46	1.33	15,178	14
12-31-09	—		—	10.36	32.14	1.47	1.47	1.47	1.63	11,334	27
12-31-08	0.23		—	7.84	(40.88)	1.46	1.47	1.47	2.22	9,418	11
Class I
12-31-12	0.15		—	11.15	18.89	0.96	0.94	0.94	2.15	375,814	9
12-31-11	0.20		—	9.52	(12.00)	0.98	0.98	0.98	2.42	289,934	14
12-31-10	0.24		—	11.05	8.87	0.96	0.96	0.96	1.89	401,997	14
12-31-09	—		—	10.40	32.82	0.97	0.97	0.97	2.42	273,992	27
12-31-08	0.27		—	7.83	(40.72)	0.96	0.97	0.97	2.77	405,874	11
Class S
12-31-12	0.14		—	11.08	18.64	1.21	1.19	1.19	1.38	648,985	9
12-31-11	0.18		—	9.48	(12.21)	1.23	1.23	1.23	2.29	204,315	14
12-31-10	0.22		—	11.00	8.59	1.21	1.21	1.21	1.68	275,408	14
12-31-09	—		—	10.36	32.65	1.22	1.22	1.22	1.81	254,180	27
12-31-08	0.23		—	7.81	(40.97)	1.21	1.22	1.22	2.56	167,638	11

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Templeton Foreign Equity Portfolio (continued)
Class S2
12-31-12	9.45	0.17		1.55	1.72	0.13	—	—
12-31-11	11.01	0.17	•	(1.53)	(1.36)	0.20	—	—
12-31-10	10.37	0.07	•	0.78	0.85	0.21	—	—
02-27-09(5)-12-31-09	6.31	0.14		3.92	4.06	—	—	—
ING UBS U.S. Large Cap Equity Portfolio
Class ADV
12-31-12	8.60	0.06		1.04	1.10	0.04	—	—
12-31-11	8.92	0.05		(0.31)	(0.26)	0.06	—	—
12-31-10	7.95	0.03		0.98	1.01	0.04	—	—
12-31-09	6.12	0.04		1.86	1.90	0.07	—	—
12-31-08	10.40	0.08		(4.23)	(4.15)	0.13	—	—
Class I
12-31-12	8.72	0.10	•	1.07	1.17	0.09	—	—
12-31-11	9.06	0.10		(0.33)	(0.23)	0.11	—	—
12-31-10	8.06	0.08		1.00	1.08	0.08	—	—
12-31-09	6.20	0.12		1.85	1.97	0.11	—	—
12-31-08	10.61	0.13	•	(4.32)	(4.19)	0.22	—	—
Class S
12-31-12	8.67	0.08	•	1.06	1.14	0.07	—	—
12-31-11	8.98	0.07	•	(0.32)	(0.25)	0.06	—	—
12-31-10	8.00	0.06		0.98	1.04	0.06	—	—
12-31-09	6.15	0.06		1.88	1.94	0.09	—	—
12-31-08	10.48	0.10	•	(4.27)	(4.17)	0.16	—	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Templeton Foreign Equity Portfolio (continued)
Class S2
12-31-12	0.13	—	11.04	18.40	1.46	1.34		1.34		1.89		1,310	9
12-31-11	0.20	—	9.45	(12.34)	1.48	1.38		1.38		1.67		1,013	14
12-31-10	0.21	—	11.01	8.53	1.46	1.36		1.36		0.69		102	14
02-27-09(5)-12-31-09	—	—	10.37	64.34	1.47	1.37		1.37		1.93		2	27
ING UBS U.S. Large Cap Equity Portfolio
Class ADV
12-31-12	0.04	—	9.66	12.84	1.41	1.27		1.27		0.55		7,033	72
12-31-11	0.06	—	8.60	(2.92)	1.35	1.25		1.24		0.55		7,270	74
12-31-10	0.04	—	8.92	12.73	1.35	1.35	†	1.34	†	0.39	†	8,693	55
12-31-09	0.07	—	7.95	31.14	1.35	1.35	†	1.31	†	0.51	†	7,438	73
12-31-08	0.13	—	6.12	(40.07)	1.35	1.35	†	1.33	†	0.92	†	6,041	65
Class I
12-31-12	0.09	—	9.80	13.47	0.91	0.77		0.77		1.06		123,289	72
12-31-11	0.11	—	8.72	(2.56)	0.85	0.75		0.74		1.05		124,743	74
12-31-10	0.08	—	9.06	13.44	0.85	0.85	†	0.84	†	0.89	†	148,526	55
12-31-09	0.11	—	8.06	31.76	0.85	0.85	†	0.81	†	1.08	†	155,093	73
12-31-08	0.22	—	6.20	(39.76)	0.85	0.85	†	0.83	†	1.43	†	235,657	65
Class S
12-31-12	0.07	—	9.74	13.13	1.16	1.02		1.02		0.80		7,476	72
12-31-11	0.06	—	8.67	(2.71)	1.10	1.00		0.99		0.76		7,792	74
12-31-10	0.06	—	8.98	13.01	1.10	1.10	†	1.09	†	0.64	†	19,188	55
12-31-09	0.09	—	8.00	31.56	1.10	1.10	†	1.06	†	0.75	†	19,846	73
12-31-08	0.16	—	6.15	(40.00)	1.10	1.10	†	1.08	†	1.13	†	19,357	65

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an

Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)  Commencement of operations.

(a)  There was no impact on total return by the affiliate payment.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act" or "Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series (each, a "Portfolio" and collectively, the "Portfolios"), each of which has its own investment objective, policies and restrictions. The Company serves as an investment option in underlying variable insurance products offered by Directed Services LLC ("DSL" or the "Investment Adviser").

The Company currently consists of forty-three Portfolios of which sixteen diversified Portfolios are included in this report. The Portfolios are: ING American Century Small-Mid Cap Value Portfolio ("American Century Small-Mid Cap Value"), ING Baron Growth Portfolio ("Baron Growth"), ING Columbia Small Cap Value II Portfolio ("Columbia Small Cap Value II"), ING Davis New York Venture Portfolio ("Davis New York Venture"), ING Global Bond Portfolio ("Global Bond"), ING Growth and Income Core Portfolio ("Growth and Income Core"), ING Invesco Van Kampen Comstock Portfolio ("Invesco Van Kampen Comstock"), ING Invesco Van Kampen Equity and Income Portfolio ("Invesco Van Kampen Equity and Income"), ING JPMorgan Mid Cap Value Portfolio ("JPMorgan Mid Cap Value"), ING Oppenheimer Global Portfolio ("Oppenheimer Global"), ING PIMCO Total Return Portfolio ("PIMCO Total Return"), ING Pioneer High Yield Portfolio ("Pioneer High Yield"), ING T. Rowe Price Diversified Mid Cap Growth Portfolio ("T. Rowe Price Diversified Mid Cap Growth"), ING T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"), ING Templeton Foreign Equity Portfolio ("Templeton Foreign Equity"), and ING UBS U.S. Large Cap Equity Portfolio ("UBS U.S. Large Cap Equity").

The Company is authorized to offer four classes of shares (Adviser ("Class ADV"), Initial ("Class I"), Service ("Class S") and Service 2 ("Class S2")); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Distributions are determined separately for each class based on income and expenses allocable to each class. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

DSL serves as the investment adviser to the Portfolios. ING Funds Services, LLC serves as the administrator ("IFS" or the "Administrator") for the Portfolios. ING Investments Distributor, LLC ("IID" or the "Distributor") serves as the principal underwriter to the Portfolios. ING Investment Management Co. LLC ("ING IM") serves as the sub-adviser to Global Bond and Growth and Income Core.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality, maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values, as defined by the Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized costs, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Summary Portfolios of Investments.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the "Pricing Committee" as established by the Fund's Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its Net Asset Value ("NAV"), securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio's assets and liabilities. A reconciliation of Level 3 investments is presented when the Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid at least annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F.  Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

G.  Risk Exposures and the use of Derivative Instruments. The Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the-counter ("OTC") derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2012, the maximum amount of loss that American Century Small-Mid Cap Value, Global Bond, Invesco Van Kampen Equity and Income and PIMCO Total Return would incur if the counterparties to its derivative transactions failed to perform would be $7,938, $7,650,563, $10,040 and $5,403,394, respectively, which represents the gross payments to be received by the Portfolios on open swaps, forward foreign currency transactions, and purchased options were they to be unwound as of December 31, 2012. To reduce the amount of potential loss to Global Bond and PIMCO Total Return, various counterparties have posted $2,230,000 and $5,277,000 respectively in cash collateral and $90,000 in U.S. Treasury Bills for open OTC transactions.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements. There were no credit events during the year ended December 31, 2012, that triggered any credit related contingent features for each respective Portfolio.

As of December 31, 2012, American Century Small-Mid Cap Value, Global Bond, Invesco Van Kampen Equity and Income and PIMCO Total Return had a net liability position of $2,417, $13,595,323, $260,543 and $4,384,592, respectively open swaps, forward foreign currency contracts and written options with credit related contingent features.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

If a contingent feature would have been triggered as of December 31, 2012, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2012, Global Bond had posted $6,870,000 in cash collateral for open OTC derivative transactions with its respective counterparties. As of December 31, 2012, PIMCO Total Return has pledged $333,000 principal amount in U.S. Treasury Notes which have been segregated on the Summary Portfolio of Investments as collateral for open OTC derivatives with its respective counterparties.

H.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Summary Portfolio of Investments.

During the year ended December 31, 2012, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
American Century Small-Mid Cap Value*	$139,085	$6,127,709
Global Bond*	563,432,087	449,330,061
Invesco Van Kampen Comstock*	1,849,627	31,072,587
Invesco Van Kampen Equity and Income*	1,054,650	17,836,565
PIMCO Total Return**	52,554,438	205,519,571

*  For the year ended December 31, 2012, the Portfolios used forward foreign currency contracts primarily to protect their non- U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contract at December 31, 2012.

**  For year ended December 31, 2012, the Portfolio used forward foreign currency contracts primarily to protect their non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contract at December 31, 2012.

I.  Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

As of December 31, 2012, PIMCO Total Return had pledged $912,000 principal value in U.S. Treasury Notes and Bonds as collateral with their respective broker for open futures contracts which have been segregated on the Summary Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2012, Global Bond and PIMCO Total Return have purchased and sold futures contracts on various notes and bonds as part of their respective duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolios' securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2012, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Buy	Sell
Global Bond	$165,793,918	$152,301,562
PIMCO Total Return	348,355,421	15,188,504

J.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: Bank of New York Mellon ("BNY") provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.  Restricted Securities. The Portfolios may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

L.  When-Issued and Delayed-Delivery Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolios' Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

M.  Mortgage Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

N.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps ("swaptions"), securities, commodities or foreign currencies. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2012, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following the Summary Portfolio of Investments for open written foreign currency options.

During the year ended December 31, 2012, Global Bond had purchased and written options on OTC U.S. Treasuries as part of their duration strategy and to generate income. There were no open written option on U.S. Treasuries at December 31, 2012.

During the year ended December 31, 2012, PIMCO Total Return had purchased and written options on exchange-traded futures contracts on various bonds and notes as part of their duration strategy and to generate income. There were no open purchased or written options on exchange-traded futures contracts at December 31, 2012.

During the year ended December 31, 2012, Global Bond and PIMCO Total Return had purchased and written swaptions on interest rates to gain additional exposure to interest rates and to generate income. Please refer to the Summary Portfolio of Investments for Global Bond for open purchased interest rate swaptions and the table following the Summary Portfolio of Investments for PIMCO Total Return for open written interest rate swaptions at December 31, 2012. There were no open written interest rate swaptions for Global Bond and no open purchased interest rate swaptions for PIMCO Total Return at December 31, 2012.

During year ended December 31, 2012, Global Bond had purchased and written swaptions on credit default swap indices ("CDX") as part of managing the Portfolio's credit risk and sector exposure and as a means of generating additional income. There were no open purchased or written CDX swaptions at December 31, 2012.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2012.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange ("Centrally cleared swaps").

The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio's Statements of Assets or Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012, for which a Portfolio is seller of protection are disclosed following each Summary Portfolio of Investments. These potential amounts

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities

For the year ended December 31, 2012, Global Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2012, Global Bond and PIMCO Total Return have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities and credit default indices that are either unavailable or considered to be less attractive in the bond market and to hedge against anticipated potential credit events.

For the year ended December 31, 2012, Global Bond and PIMCO Total Return had average notional amounts of $41,264,801 and $300,000 on credit default swaps to buy protection and average notional amounts of $15,249,801 and $146,531,521 on credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2012, Global Bond and PIMCO Total Return had entered into interest rate swaps in which they pay a floating interest rate and receives a fixed interest rate ("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $268,859,874 and $137,096,870, respectively.

For the year ended December 31, 2012, Global Bond and PIMCO Total Return had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $347,070,861 and $24,500,000, respectively.

Global Bond and PIMCO Total Return enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following each respective Summary Portfolio of Investments for open interest rate swaps at December 31, 2012.

PIMCO Total Return has pledged $3,361,000 principal amount in U.S. Treasury Notes and Bonds and $100,000 cash as initial margin for the open centrally cleared swaps outstanding on December 31, 2012. The U.S. Treasury Notes and Bonds have been segregated in the Summary Portfolio of Investments. Please refer to the tables following the Summary Portfolio of Investments for open centrally cleared swaps.

P.  Structured Products. Global Bond invests in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be 'structured' by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured product on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured product. Please refer to the Summary Portfolio of Investments for structured products held by Global Bond at December 31, 2012.

Q.  Sale Commitments. Sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, a Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the acquisition of an offsetting purchase commitment, a Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Portfolio delivers securities under the commitment, a Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. There were no open sales commitments at December 31, 2012.

R.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2012, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
American Century Small-Mid Cap Value	$236,012,419	$210,488,798
Baron Growth	113,539,536	199,626,088
Columbia Small Cap Value II	69,161,159	87,843,759
Davis New York Venture	78,682,611	129,632,984
Global Bond	1,230,898,674	1,264,261,352
Growth and Income Core	198,792,060	305,172,993
Invesco Van Kampen Comstock	55,365,606	68,049,502
Invesco Van Kampen Equity and Income	160,713,546	260,698,160
JPMorgan Mid Cap Value	162,422,936	107,370,648
Oppenheimer Global	193,561,553	355,625,382
PIMCO Total Return	172,250,358	214,170,843
Pioneer High Yield	41,827,838	32,629,560
T. Rowe Price Diversified Mid Cap Growth	127,508,143	229,161,657
T. Rowe Price Growth Equity	429,320,848	433,058,541
Templeton Foreign Equity	64,547,033	142,736,034
UBS U.S. Large Cap Equity	102,430,173	118,582,458

U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$680,137,790	$679,967,173
Invesco Van Kampen Equity and Income	31,184,005	20,915,000
PIMCO Total Return	14,707,342,831	14,402,511,507

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

Each Portfolio has entered into an investment advisory agreement with DSL. For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of each Portfolio's average daily net assets during the month:

Portfolio	Fee
American Century Small-Mid Cap Value	1.00%
Baron Growth	0.85% on the first $2 billion
0.80% on assets over $2 billion
Columbia Small Cap Value II	0.75%
Davis New York Venture	0.80%
Global Bond(1)	0.50% on the first $4 billion
0.475%on the next $1 billion
0.45% on the next $1 billion
0.43% on assets over $6 billion
Growth and Income Core	0.65%
Invesco Van Kampen Comstock	0.60%
Invesco Van Kampen Equity and Income	0.55%
JPMorgan Mid Cap Value	0.75%
Oppenheimer Global	0.60% on the first $4 billion
0.58% on the next $4 billion
0.56% on assets over $8 billion
PIMCO Total Return(2)	0.44%
Pioneer High Yield	0.60% on the first $2 billion
0.50% on the next $1 billion
0.40% on the next $1 billion
0.30% on assets over $4 billion
T. Rowe Price Diversified Mid Cap Growth	0.64%
T. Rowe Price Growth Equity	0.60%
Templeton Foreign Equity	0.80% on the first $500 million
0.75% on assets over $500 million
UBS U.S. Large Cap Equity	0.70% on the first $500 million
0.65% on assets over $500 million

(1)  DSL has contractually agreed to waive a portion of the advisory fee so that the annual advisory fee is 0.40%.

(2)   Prior to May 1, 2012, the advisory fee for PIMCO Total Return was 0.50%.

DSL has contractually agreed to waive a portion of the advisory fee for American Century Small-Mid Cap Value, Columbia Small Cap Value II, Davis New York Venture, Global Bond, Invesco Van Kampen Comstock, and T. Rowe Price Growth Equity.

Waiver = 50% x (former sub-advisory fee minus new sub-advisory fee)

In addition, DSL has agreed to further waive a portion of the advisory fee for ING T. Rowe Price Growth Equity. The waiver for T. Rowe Price Growth Equity is based on the total aggregated savings in excess of $500,000 as a result of the sub-advisory fee schedule effective June 1, 2010 with respect to T. Rowe Price

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES (continued)

Growth Equity and ING T. Rowe Price Equity Income Portfolio, which is not included in this report, and effective May 1, 2011 with respect to ING T. Rowe Price Equity Income Portfolio, which is not included in this report, pro rata based on each Portfolio's contribution to the amount saved.

For the year ended December 31, 2012, DSL waived $201,813, $0, $174,071, $106,261, $12,728 and $85,928 for American Century Small-Mid Cap Value, Columbia Small Cap Value II, Davis New York Venture, Global Bond, Invesco Van Kampen Comstock and T. Rowe Price Growth Equity, respectively.

There is no guarantee that the waivers will continue. Each waiver only renews at the election of DSL.

Effective June 1, 2009, Templeton Foreign Equity may invest its assets in Templeton Smaller Companies Fund. Templeton Foreign Equity's purchase of shares of Templeton Smaller Companies Fund will result in Templeton Foreign Equity paying a proportionate share of the expenses of Templeton Smaller Companies Fund. DSL will waive its management fee in an amount equal to the advisory fee received by the adviser of the Templeton Smaller Companies Fund resulting from the Templeton Foreign Equity's investment into the Templeton Smaller Companies Fund. There were no such waivers for the year ended December 31, 2012.

The Company and DSL have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by DSL based on the average daily net assets of the respective Portfolios. The sub-adviser of each of the Portfolios are as follows (* denotes a related party sub-adviser):

Portfolio	Sub-Adviser
American Century Small-Mid Cap Value	American Century Investment Management, Inc.
Baron Growth	BAMCO, Inc.
Columbia Small Cap Value II	Columbia Management Investment Advisers, LLC
Davis New York Venture	Davis Selected Advisers, L.P.
Global Bond	ING Investment Management Co. LLC*
Growth and Income Core	ING Investment Management Co. LLC*
Invesco Van Kampen Comstock & Invesco Van Kampen Equity and Income	Invesco Advisers, Inc.
JPMorgan Mid Cap Value	J.P. Morgan Investment Management Inc.
Oppenheimer Global	OppenheimerFunds, Inc.
Portfolio	Sub-Adviser
PIMCO Total Return	Pacific Investment Management Company LLC
Pioneer High Yield	Pioneer Investment Management, Inc.
T. Rowe Price Diversified Mid Cap Growth & T. Rowe Price Growth Equity	T. Rowe Price Associates, Inc.
Templeton Foreign Equity	Templeton Investment Counsel, LLC
UBS U.S. Large Cap Equity	UBS Global Asset Management (Americas) Inc.

Under an Administrative Services Agreement, ING Funds Services, LLC (the "Administrator"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios' operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each of the Portfolios a fee at an annual rate of 0.10% based on the average daily net assets of each Portfolio. This rate is effective May 1, 2012 for American Century Small-Mid Cap Value, Baron Growth, Davis New York Venture, Growth and Income Core, Invesco Van Kampen Comstock, Invesco Van Kampen Equity and Income, JPMorgan Mid Cap Value, Oppenheimer Global, PIMCO Total Return, T.Rowe Price Diversified Mid Cap Growth, T. Rowe Price Growth Equity, and UBS U.S. Large Cap Equity.

In addition to providing all administrative services necessary for the Portfolios' operations, prior to May 1, 2012, the Administrator also assumed all ordinary recurring direct costs of the Portfolios below, such as custodian fees, directors' fees, transfer agency fees and accounting fees. As compensation for these services, the Administrator received a monthly fee from each Portfolio below at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio	Fee
American Century Small-Mid Cap Value	0.25%
Baron Growth	0.23%
Davis New York Venture	0.10%
Growth and Income Core	0.25%
Invesco Van Kampen Comstock	0.25% on the first $1.1 billion
0.20% on assets over $1.1 billion
Invesco Van Kampen Equity and Income	0.10%
JPMorgan Mid Cap Value	0.25%
Oppenheimer Global	0.06%
PIMCO Total Return	0.25% on the first $250 million
0.10% on next $100 million
0.05% on next $100 million
0.03% on assets over $450 million

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES (continued)

Portfolio	Fee
T. Rowe Price Diversified Mid Cap Growth	0.02%
T. Rowe Price Growth Equity	0.15%
UBS U.S. Large Cap Equity	0.15%

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Company has adopted a plan of Distribution pursuant to Rule 12b-1 ("the Plan") for the Class ADV and Class S2 shares of each respective Portfolio that has Class ADV and/or Class S2 shares. The Plan provides for a distribution fee, payable to the Distributor. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class ADV and Class S2 shares, as applicable. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Effective November 30, 2012, the Distributor has agreed to waive a portion of its fee equal to 0.05% of the average daily net assets paid by Class ADV of Growth and Income Core so that the actual fee paid by Class ADV is an annual rate of 0.20%.

Class ADV, Class S and Class S2 shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for Class ADV, Class S and Class S2 which shall not exceed an annual rate of 0.25% of the average daily net assets of each class, respectively. The Distributor has contractually agreed to waive a portion of the servicing fee for Baron Growth so that total net operating expenses do not exceed 1.31% for Class S shares. There is no guarantee that any of the waivers will continue.

Fees paid to the Distributor by class during the year ended December 31, 2012 are shown in the accompanying Statements of Operations.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by DSL until distribution in accordance with the Plan.

At December 31, 2012, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Affiliated Investment Company/Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	American Century Small-Mid Cap Value	68.05%
	Baron Growth	38.10%
	Columbia Small Cap Value II	8.33%
	Davis New York Venture	7.21%
	Global Bond	76.18%
	Growth and Income Core	81.02%
	Invesco Van Kampen Comstock	27.12%
	Invesco Van Kampen Equity and Income	71.07%
	JPMorgan Mid Cap Value	43.12%
	Oppenheimer Global	76.52%
	PIMCO Total Return	74.62%
	Pioneer High Yield	41.50%
	T. Rowe Price Diversified Mid Cap Growth	76.42%
	T. Rowe Price Growth Equity	58.84%
	Templeton Foreign Equity	19.95%
	UBS U.S. Large Cap Equity	79.71%
ING National Trust	American Century Small-Mid Cap Value	30.00%
	Baron Growth	12.03%
	Global Bond	13.20%
	Growth and Income Core	12.61%
	Invesco Van Kampen Comstock	9.05%
	JPMorgan Mid Cap Value	13.05%
	Oppenheimer Global	6.92%
	PIMCO Total Return	21.49%
	T. Rowe Price Growth Equity	15.85%
	UBS U.S. Large Cap Equity	5.03%
ING Solution 2025 Portfolio	Davis New York Venture	5.82%
ING Solution 2035 Portfolio	Davis New York Venture	6.43%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Affiliated Investment Company/Subsidiary	Portfolios	Percentage
ING USA Annuity and Life Insurance Company	Baron Growth	45.06%
	Columbia Small Cap Value II	78.53%
	Davis New York Venture	65.26%
	Growth and Income Core	5.19%
	Invesco Van Kampen Comstock	57.14%
	Invesco Van Kampen Equity and Income	24.83%
	JPMorgan Mid Cap Value	36.19%
	Oppenheimer Global	8.77%
	T. Rowe Price Growth Equity	13.84%
	Templeton Foreign Equity	58.25%
ReliaStar Life Insurance Company	Oppenheimer Global	5.06%
	Pioneer High Yield	26.61%
	T. Rowe Price Diversified Mid Cap Growth	13.28%
	UBS U.S. Large Cap Equity	5.09%
Security Life of Denver Insurance Company	Pioneer High Yield	29.30%
	T. Rowe Price Diversified Mid Cap Growth	5.43%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2012, the below Portfolios had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Portfolio	Accrued Expenses	Amount
Pioneer High Yield	Postage	$26,623
Growth and Income Core	Postage	15,335
	Merger	64,000

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement ("Expense Limitation Agreement") with certain of the Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the following annual expenses to average daily net assets:

Portfolio	Class ADV	Class I	Class S	Class S2
American Century Small-Mid Cap Value	1.52%	1.02%	1.27%	1.42%
Baron Growth(1)	1.59%	1.09%	1.34%	1.49%
Columbia Small Cap Value II	1.65%	1.15%	1.40%	1.55%
Davis New York Venture(2)	N/A	N/A	N/A	N/A
Global Bond	1.04%	0.54%	0.79%	N/A
Growth and Income Core(1)(3)	1.40%	0.90%	1.15%	1.30%
Invesco Van Kampen Comstock(4)	N/A	N/A	N/A	N/A
Invesco Van Kampen Equity and Income(1)	1.15%	0.65%	0.90%	1.05%
JPMorgan Mid Cap Value(1)	1.50%	1.00%	1.25%	1.40%
Oppenheimer Global(1)	1.30%	0.80%	1.05%	1.20%
PIMCO Total Return(1)	1.08%	0.58%	0.83%	0.98%
Pioneer High Yield	N/A	0.71%	0.96%	N/A
T. Rowe Price Diversified Mid Cap Growth(1)	1.25%	0.75%	1.00%	1.15%
T. Rowe Price Growth Equity(1)	1.25%	0.75%	1.00%	1.15%
Templeton Foreign Equity(5)	1.48%	0.98%	1.23%	1.38%
UBS U.S. Large Cap Equity(2)	N/A	N/A	N/A	N/A

(1)  Prior to May 1, 2012, the Portfolio did not have an expense limitation agreement.

(2)  Pursuant to side agreements (effective January 1, 2012 for Davis New York Venture), the Investment Adviser has agreed to waive all or a portion of the advisory fee and/or reimburse expenses so that the expense limits are 1.25%, 0.75% and 1.00% for Class ADV, Class I and Class S, respectively. The amounts waived or reimbursed are not eligible for recoupment. There is no guarantee that these waivers will continue.

(3)  Effective November 30, 2012, pursuant to a side agreement, the Investment Adviser has agreed to waive all or a portion of the advisory fee and/or reimburse expenses so that the expense limits are 1.04%, 0.59%, 0.84% and 0.99% for Class ADV, Class I, Class S and Class S2, respectively. The amounts waived or reimbursed are not eligible for recoupment. There is no guarantee that these waivers will continue.

(4)  Pursuant to a side agreement the Investment Adviser has agree to waive all or a portion of the advisory fee and/or reimburse expenses so that the expense limits are 1.31%, 0.81% and 1.06% for Class ADV, Class I and Class S, respectively. The amounts waived are not eligible for recoupment. There is no guarantee that this waiver will continue.

(5)  Effective July 21, 2012, pursuant to a side agreement, the Investment Adviser has agreed to waive all or a portion of the advisory fee and/or reimburse expenses so that the expense limits are 1.42%, 0.92%, 1.17% and 1.32% for Class ADV, Class I, Class S and Class S2, respectively. The amounts waived or reimbursed are not eligible for recoupment. There is no guarantee that these waivers will continue.

The Expense Limitation Agreement is contractual and shall renew automatically unless DSL provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Investment Advisory Agreement.

The Investment Adviser may, at a later date, recoup from a Portfolio for management fees waived and other expenses, except as otherwise noted above,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

At December 31, 2012, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
Portfolio	2013	2014	2015	Total
American Century Small-Mid Cap Value	$344,578	$463,177	$413,790	$1,221,545
Global Bond	—	117,411	165,760	283,171
Growth and Income Core	—	—	45,498	45,498
Invesco Van Kampen Equity and Income	—	—	233,707	233,707
PIMCO Total Return	—	—	76,233	76,233
Pioneer High Yield	33,547	57,087	39,164	129,798
T. Rowe Price Diversified Mid Cap Growth	—	—	152,848	152,848
Templeton Foreign Equity	—	—	135,355	135,355

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Global Bond Portfolio during the year ended December 31, 2012 were as follows:

	USD Notional	AUD Notional	Cost
Balance at 12/31/11	76,200,000	—	$1,150,797
Options Purchased	499,900,000	28,800,000	6,026,662
Options Terminated in Closing Sell Transactions	(302,700,000)	(28,800,000)	(4,197,735)
Options Exercised	—	—	—
Options Expired	(243,300,000)	—	(2,414,721)
Balance at 12/31/12	30,100,000	—	$565,003

Transactions in purchased credit default swaptions for Global Bond Portfolio during the year ended December 31, 2012 were as follows:

	USD Notional	Cost
Balance at 12/31/11	—	$—
Options Purchased	39,780,000	1,011,838
Options Terminated in Closing Sell Transactions	(22,100,000)	(414,806)
Options Exercised
Options Expired	(17,680,000)	(597,032)
Balance at 12/31/12	—	$—

Transactions in purchased interest rate swaptions for Global Bond Portfolio during the year ended December 31, 2012 were as follows:

	USD Notional	Cost
Balance at 12/31/11	—	$—
Options Purchased	84,857,000	1,759,490
Options Terminated in Closing Sell Transactions	(42,477,000)	(119,545)
Options Exercised	—	—
Options Expired	(23,400,000)	(234,000)
Balance at 12/31/12	18,980,000	$1,405,945

Transactions in written credit default swaptions for Global Bond Portfolio during the year ended December 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/11	—	$—
Options Written	28,730,000	407,745
Options Terminated in Closing Purchase Transactions	(28,730,000)	(407,745)
Options Exercised	—	—
Options Expired	—	—
Balance at 12/31/12	—	$—

Transactions in written interest rate swaptions for Global Bond Portfolio during the year ended December 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/11	—	$—
Options Written	51,536,000	314,692
Options Terminated in Closing Purchase Transactions	(4,736,000)	(80,692)
Options Exercised	—	—
Options Expired	(46,800,000)	(234,000)
Balance at 12/31/12	—	$—

Transactions in written foreign currency options for Global Bond Portfolio during the year ended December 31, 2012 were as follows:

	USD Notional	AUD Notional	Premiums Received
Balance at 12/31/11	76,200,000	—	$989,166
Options Written	514,900,000	28,800,000	4,392,002
Options Terminated in Closing Purchase Transactions	(272,000,000)	(28,800,000)	(3,312,623)
Options Exercised	—	—	—
Options Expired	(277,600,000)	—	(1,631,456)
Balance at 12/31/12	41,500,000	—	$437,089

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written options on U.S. Treasury futures for Global Bond Portfolio during the year ended December 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/11	3,808,000	$1,190
Options Written	—	—
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	—	—
Options Expired	(3,808,000)	(1,190)
Balance at 12/31/12	—	$—

Transactions in purchased options on exchange-traded futures contracts for PIMCO Total Return during the year ended December 31, 2012 were as follows:

	Number of Contracts	Cost
Balance at 12/31/11	3,520	$27,843
Options Purchased	—	—
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	(3,520)	(27,843)
Balance at 012/31/12	—	$—

Transactions in purchased interest rate swaptions for PIMCO Total Return during the year ended December 31, 2012 were as follows:

	USD Notional	Cost
Balance at 12/31/11	10,900,000	$43,014
Options Purchased	—	—
Options Terminated in Closing Sell Transactions	(10,900,000)	(43,014)
Options Exercised	—	—
Options Expired	—	—
Balance at 012/31/12	—	$—

Transactions in written options on exchange-traded futures contracts for PIMCO Total Return during the year ended December 31, 2012 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/11	123	$100,566
Options Written	352	71,407
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	—	—
Options Expired	(475)	(171,973)
Balance at 012/31/12	—	$—

Transactions in written interest rate swaptions for PIMCO Total Return during the year ended December 31, 2012 were as follows:

	USD Notional	EUR Notional	Premiums Received
Balance at 12/31/11	470,200,000	—	$3,864,677
Options Written	580,800,000	4,800,000.00	2,234,875
Options Terminated in Closing Purchase Transactions	(262,100,000)	(2,400,000.00)	(832,745)
Options Exercised	—	—	—
Options Expired	(607,000,000)	—	(4,517,907)
Balance at 012/31/2012	181,900,000	2,400,000	$748,900

Transactions in written inflation floor swaps for PIMCO Total Return during the year ended December 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/11	6,800,000	$67,240
Options Written	—	—
Options Terminated in Closing Purchase Transactions	(6,800,000)	(67,240)
Options Exercised	—	—
Options Expired	—	—
Balance at 012/31/2012	—	$—

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
American Century Small-Mid Cap Value
Class ADV
12/31/12	1,333,880	—	357,977	(300,324)	1,391,533	15,412,039	—	3,952,062	(3,493,491)	15,870,610
12/31/11	1,384,511	—	40,369	(336,070)	1,088,810	15,960,878	—	394,000	(3,705,769)	12,649,109
Class I
12/31/12	2,410,359	—	719,620	(1,231,006)	1,898,973	28,227,873	—	8,174,887	(14,736,575)	21,666,185
12/31/11	1,878,400	—	119,540	(1,992,277)	5,663	22,264,369	—	1,195,407	(23,533,107)	(73,331)
Class S
12/31/12	1,377,158	—	620,393	(1,421,228)	576,323	16,291,876	—	6,998,031	(16,548,364)	6,741,543
12/31/11	1,483,814	—	81,899	(1,488,544)	77,169	17,214,615	—	814,071	(17,459,968)	568,718
Class S2
12/31/12	142,244	—	19,169	(58,869)	102,544	1,629,042	—	210,285	(677,443)	1,161,884
12/31/11	166,365	—	1,653	(24,669)	143,349	1,851,269	—	16,049	(276,759)	1,590,559

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Baron Growth
Class ADV
12/31/12	478,972	—	—	(616,454)	(137,482)	10,097,984	—	—	(12,872,140)	(2,774,156)
12/31/11	865,133	—	—	(780,157)	84,976	16,662,019	—	—	(14,633,728)	2,028,291
Class I
12/31/12	821,186	—	—	(1,450,146)	(628,960)	17,741,556	—	—	(31,862,860)	(14,121,304)
12/31/11	2,257,156	—	—	(6,438,188)	(4,181,032)	46,380,067	—	—	(130,445,050)	(84,064,983)
Class S
12/31/12	1,825,589	—	—	(5,222,066)	(3,396,477)	39,329,333	—	—	(110,509,053)	(71,179,720)
12/31/11	6,244,750	—	—	(8,602,051)	(2,357,301)	122,749,474	—	—	(164,003,239)	(41,253,765)
Class S2
12/31/12	55,399	—	—	(10,207)	45,192	1,182,958	—	—	(215,789)	967,169
12/31/11	20,455	—	—	(2,898)	17,557	393,113	—	—	(51,045)	342,068
Columbia Small Cap Value II
Class ADV
12/31/12	259,095	—	1,554	(132,517)	128,132	2,749,631	—	16,378	(1,437,432)	1,328,577
12/31/11	391,676	—	2,636	(124,133)	270,179	4,082,308	—	22,615	(1,254,145)	2,850,778
Class I
12/31/12	320,769	—	7,440	(635,727)	(307,518)	3,454,725	—	79,902	(6,942,517)	(3,407,890)
12/31/11	741,745	—	14,334	(4,393,308)	(3,637,229)	7,881,740	—	124,993	(50,239,982)	(42,233,249)
Class S
12/31/12	133,197	—	30,958	(2,116,277)	(1,952,122)	1,450,774	—	331,250	(23,004,152)	(21,222,128)
12/31/11	620,385	—	73,444	(3,013,570)	(2,319,741)	6,295,614	—	637,489	(30,925,123)	(23,992,020)
Class S2
12/31/12	25,724	—	284	(16,314)	9,694	276,150	—	2,979	(174,821)	104,308
12/31/11	56,389	—	20	(12,982)	43,427	505,979	—	173	(122,812)	383,340
Davis New York Venture
Class ADV
12/31/12	79,431	—	652	(81,035)	(952)	1,419,917	—	11,669	(1,447,697)	(16,111)
12/31/11	137,691	—	5,939	(63,753)	79,877	2,439,993	—	90,276	(1,100,454)	1,429,815
Class I
12/31/12	1,833,006	—	41,268	(3,468,590)	(1,594,316)	34,009,858	—	756,030	(64,368,932)	(29,603,044)
12/31/11	2,229,641	—	119,152	(3,855,580)	(1,506,787)	40,933,909	—	1,852,805	(65,237,491)	(22,450,777)
Class S
12/31/12	452,904	—	43,956	(2,103,522)	(1,606,662)	8,301,310	—	796,919	(38,058,592)	(28,960,363)
12/31/11	587,359	—	189,941	(3,128,802)	(2,351,502)	10,021,345	—	2,923,201	(54,305,023)	(41,360,477)
Global Bond
Class ADV
12/31/12	518,744	—	171,012	(312,427)	377,329	5,900,634	—	1,881,128	(3,553,968)	4,227,794
12/31/11	393,581	—	189,370	(528,892)	54,059	4,646,579	—	2,168,289	(6,237,771)	577,097
Class I
12/31/12	691,804	—	1,796,289	(4,681,899)	(2,193,806)	8,002,821	—	19,902,878	(53,509,433)	(25,603,734)
12/31/11	1,424,917	—	2,303,462	(7,380,903)	(3,652,524)	16,811,807	—	26,558,914	(87,408,480)	(44,037,759)
Class S
12/31/12	945,663	—	349,890	(1,420,511)	(124,958)	10,899,688	—	3,887,280	(16,376,415)	(1,589,447)
12/31/11	1,097,719	—	446,232	(3,559,336)	(2,015,385)	13,066,135	—	5,153,972	(42,863,018)	(24,642,911)
Class S2
12/31/12	—	—	—	—	—	—	—	—	—	—
12/31/11	32,361	—	2,496	(35,136)	(279)	391,812	—	28,534	(397,151)	23,195
Growth and Income Core
Class ADV
12/31/12	122,964	—	—	(188,258)	(65,294)	3,572,513	—	—	(5,435,526)	(1,863,013)
12/31/11	184,368	—	2,845	(104,572)	82,641	5,884,035	—	74,886	(3,199,971)	2,758,950
Class I
12/31/12	230,971	—	19,611	(3,757,545)	(3,506,963)	6,765,552	—	555,394	(108,015,111)	(100,694,165)
12/31/11	1,143,371	—	70,169	(2,508,965)	(1,295,425)	36,867,095	—	1,892,464	(74,194,668)	(35,435,109)
Class S
12/31/12	39,509	—	382	(339,666)	(299,775)	1,152,378	—	10,767	(9,839,622)	(8,676,477)
12/31/11	129,142	—	3,737	(139,958)	(7,079)	4,224,659	—	100,212	(4,294,113)	30,758

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Growth and Income Core (continued)
Class S2
12/31/12	—	—	—	—	—	—	—	—	—	—
12/31/11	—	—	—	—	—	—	—	—	—	—
Invesco Van Kampen Comstock
Class ADV
12/31/12	358,305	—	20,288	(174,256)	204,337	3,846,204	—	229,480	(1,889,643)	2,186,041
12/31/11	318,466	—	22,298	(249,380)	91,384	3,243,285	—	212,917	(2,513,609)	942,593
Class I
12/31/12	302,927	—	62,463	(787,977)	(422,587)	3,298,101	—	712,177	(8,600,364)	(4,590,086)
12/31/11	649,321	—	81,532	(882,920)	(152,067)	6,576,039	—	786,737	(9,057,023)	(1,694,247)
Class S
12/31/12	1,711,040	—	276,791	(3,678,763)	(1,690,932)	18,193,729	—	3,150,071	(39,922,439)	(18,578,639)
12/31/11	3,055,659	—	351,438	(5,162,300)	(1,755,203)	31,095,008	—	3,379,115	(53,150,339)	(18,676,216)
Invesco Van Kampen Equity and Income
Class ADV
12/31/12	229,686	—	9,475	(375,169)	(136,008)	8,016,748	—	340,091	(13,117,751)	(4,760,912)
12/31/11	363,578	—	12,516	(135,215)	240,879	12,277,305	—	399,831	(4,514,751)	8,162,385
Class I
12/31/12	190,642	—	327,033	(2,865,933)	(2,348,258)	6,753,206	—	11,917,878	(102,079,806)	(83,408,722)
12/31/11	188,797	—	383,860	(1,869,101)	(1,296,444)	6,521,649	—	12,470,648	(63,753,963)	(44,761,666)
Class S
12/31/12	690,776	—	104,066	(1,566,602)	(771,760)	23,372,305	—	3,765,286	(55,028,886)	(27,891,295)
12/31/11	581,219	—	132,974	(1,550,873)	(836,680)	19,910,413	—	4,281,171	(53,418,865)	(29,227,281)
Class S2
12/31/12	52,204	—	977	(39,999)	13,182	1,839,890	—	35,093	(1,428,637)	446,346
12/31/11	9,237	—	584	(5,087)	4,734	300,965	—	18,678	(172,632)	147,011
JPMorgan Mid Cap Value
Class ADV
12/31/12	667,375	—	12,112	(311,760)	367,727	10,421,781	—	198,863	(4,806,060)	5,814,584
12/31/11	530,367	—	14,197	(294,811)	249,753	7,470,560	—	188,965	(4,125,845)	3,533,680
Class I
12/31/12	2,865,631	—	91,414	(1,637,340)	1,319,705	45,194,647	—	1,523,265	(25,638,991)	21,078,921
12/31/11	1,453,977	—	99,783	(1,753,100)	(199,340)	20,631,069	—	1,365,727	(24,429,594)	(2,432,798)
Class S
12/31/12	4,608,320	—	100,401	(2,562,338)	2,146,383	71,932,068	—	1,663,038	(39,754,355)	33,840,751
12/31/11	4,154,359	—	109,253	(3,977,062)	286,550	59,038,988	—	1,478,708	(55,942,603)	4,575,093
Class S2
12/31/12	154,479	—	1,099	(7,153)	148,425	2,432,968	—	18,037	(111,686)	2,339,319
12/31/11	15,499	—	109	(3,202)	12,406	206,541	—	1,495	(43,860)	164,176
Oppenheimer Global
Class ADV
12/31/12	622,360	—	43,998	(757,841)	(91,483)	8,367,893	—	576,376	(10,100,166)	(1,155,897)
12/31/11	908,522	—	67,894	(941,891)	34,525	12,411,402	—	795,043	(12,683,281)	523,164
Class I
12/31/12	1,435,913	—	1,230,622	(13,218,957)	(10,552,422)	19,959,126	—	16,601,083	(180,887,396)	(144,327,187)
12/31/11	2,417,329	—	1,695,436	(12,195,658)	(8,082,893)	33,146,828	—	20,446,960	(167,848,460)	(114,254,672)
Class S
12/31/12	1,884,632	—	141,218	(2,993,068)	(967,218)	25,505,304	—	1,852,787	(40,066,110)	(12,708,019)
12/31/11	2,404,518	—	201,913	(2,216,621)	389,810	32,123,465	—	2,368,438	(29,010,819)	5,481,084
Class S2
12/31/12	94,559	—	1,118	(13,756)	81,921	1,236,476	—	14,419	(178,534)	1,072,361
12/31/11	78,627	—	658	(16,801)	62,484	1,043,944	—	7,600	(231,520)	820,024
PIMCO Total Return
Class ADV
12/31/12	4,697,540	—	450,342	(2,089,412)	3,058,470	55,733,518	—	5,305,029	(24,760,256)	36,278,291
12/31/11	2,664,146	—	881,043	(2,300,154)	1,245,035	31,644,886	—	10,123,187	(27,076,320)	14,691,753
Class I
12/31/12	4,130,424	—	1,463,873	(5,354,240)	240,057	50,353,314	—	17,654,316	(65,069,698)	2,937,932
12/31/11	4,817,362	—	2,901,299	(7,222,953)	495,708	58,274,837	—	34,090,267	(87,154,509)	5,210,595

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
PIMCO Total Return (continued)
Class S
12/31/12	5,391,860	—	1,343,494	(4,873,416)	1,861,938	64,893,693	—	16,054,750	(58,821,089)	22,127,354
12/31/11	5,310,291	—	2,612,170	(4,919,222)	3,003,239	63,430,711	—	30,431,776	(58,879,225)	34,983,262
Class S2
12/31/12	316,872	—	7,596	(62,975)	261,493	3,743,702	—	88,795	(734,427)	3,098,070
12/31/11	97,870	—	7,877	(30,270)	75,477	1,136,050	—	90,033	(349,323)	876,760
Pioneer High Yield
Class ADV
12/31/12	—	—	—	—	—	—	—	—	—	—
12/31/11	296	—	140	(11,131)	(10,695)	3,400	—	1,626	(129,700)	(124,674)
Class I
12/31/12	2,181,483	—	478,425	(1,914,276)	745,632	24,423,077	—	5,386,315	(21,266,039)	8,543,353
12/31/11	2,175,572	—	483,160	(3,114,071)	(455,339)	24,399,401	—	5,376,948	(34,466,663)	(4,690,314)
Class S
12/31/12	232,855	—	15,454	(57,740)	190,569	2,558,067	—	174,018	(645,039)	2,087,046
12/31/11	117,849	—	8,217	(169,054)	(42,988)	1,278,114	—	92,150	(1,929,944)	(559,680)
T. Rowe Price Diversified Mid Cap Growth
Class ADV
12/31/12	451,152	—	228,493	(506,797)	172,848	3,868,442	—	1,825,813	(4,304,423)	1,389,832
12/31/11	963,957	—	3,712	(2,432,166)	(1,464,497)	7,959,381	—	26,206	(20,761,093)	(12,775,506)
Class I
12/31/12	445,381	—	7,047,215	(11,769,348)	(4,276,752)	4,004,786	—	59,366,968	(103,416,656)	(40,044,902)
12/31/11	1,284,148	—	308,637	(9,808,728)	(8,215,943)	11,543,100	—	2,436,752	(84,906,288)	(70,926,436)
Class S
12/31/12	312,787	—	188,900	(997,189)	(495,502)	2,711,864	—	1,557,913	(9,025,962)	(4,756,185)
12/31/11	397,196	—	3,831	(532,877)	(131,850)	3,465,098	—	27,740	(4,470,313)	(977,475)
Class S2
12/31/12	43,716	—	10,140	(24,680)	29,176	381,695	—	81,070	(205,121)	257,644
12/31/11	114,818	—	187	(22,007)	92,998	917,092	—	1,441	(175,697)	742,836
T. Rowe Price Growth Equity
Class ADV
12/31/12	350,572	—	—	(301,120)	49,452	21,231,531	—	—	(18,087,259)	3,144,272
12/31/11	252,632	—	—	(403,679)	(151,047)	13,835,357	—	—	(21,604,429)	(7,769,072)
Class I
12/31/12	1,922,261	—	19,593	(2,816,469)	(874,615)	120,462,837	—	1,241,246	(173,500,647)	(51,796,564)
12/31/11	1,017,493	—	—	(2,443,351)	(1,425,858)	56,754,920	—	—	(135,550,221)	(78,795,301)
Class S
12/31/12	1,876,068	—	—	(1,342,546)	533,522	115,340,182	—	—	(81,974,293)	33,365,889
12/31/11	1,050,065	—	—	(985,184)	64,881	57,720,809	—	—	(52,887,743)	4,833,066
Class S2
12/31/12	15,749	—	—	(2,994)	12,755	876,520	—	—	(183,959)	692,561
12/31/11	14,333	—	—	(2,634)	11,699	773,147	—	—	(143,880)	629,267
Templeton Foreign Equity
Class ADV
12/31/12	965,306	112,342	36,384	(268,562)	845,470	11,614,191	1,054,970	360,560	(2,717,058)	10,312,663
12/31/11	1,174,858	—	37,072	(146,664)	1,065,266	12,461,321	—	349,959	(1,529,998)	11,281,282
Class I
12/31/12	8,567,913	1,895,737	507,777	(7,713,062)	3,258,365	93,050,576	17,983,056	5,067,614	(78,650,239)	37,451,007
12/31/11	4,272,752	—	629,262	(10,824,089)	(5,922,075)	45,246,761	—	5,971,695	(122,648,933)	(71,430,477)
Class S
12/31/12	2,175,375	45,772,419	895,331	(11,848,237)	36,994,888	21,373,082	431,776,644	8,899,584	(127,541,994)	334,507,316
12/31/11	3,726,451	—	445,707	(7,657,107)	(3,484,949)	41,442,186	—	4,216,387	(79,554,385)	(33,895,812)
Class S2
12/31/12	3,368,523	—	1,844	(3,358,822)	11,545	31,663,149	—	18,252	(31,588,104)	93,297
12/31/11	103,552	—	1,638	(7,244)	97,946	1,102,465	—	15,463	(69,186)	1,048,742
UBS U.S. Large Cap Equity
Class ADV
12/31/12	12,578	—	3,411	(133,269)	(117,280)	120,869	—	32,347	(1,257,237)	(1,104,021)
12/31/11	6,318	—	5,920	(140,963)	(128,725)	56,813	—	49,175	(1,264,297)	(1,158,309)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
UBS U.S. Large Cap Equity (continued)
Class I
12/31/12	381,170	—	122,653	(2,220,688)	(1,716,865)	3,684,527	—	1,186,182	(21,306,622)	(16,435,913)
12/31/11	703,302	—	175,993	(2,978,206)	(2,098,911)	6,556,474	—	1,502,667	(27,326,815)	(19,267,674)
Class S
12/31/12	32,230	—	5,501	(168,826)	(131,095)	303,109	—	52,765	(1,611,944)	(1,256,070)
12/31/11	149,386	—	8,428	(1,395,325)	(1,237,511)	1,338,694	—	70,116	(12,350,634)	(10,941,824)

NOTE 11 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Advisers, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with BNY for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2012:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
American Century Small-Mid Cap Value	2	$410,000	1.17%
Baron Growth	10	1,812,500	1.23%
Davis New York Venture	6	10,652,500	1.16%
Global Bond	29	2,985,363	1.19%
Growth and Income Core	5	1,039,000	1.15%
Oppenheimer Global	12	1,273,750	1.14%
PIMCO Total Return	11	4,149,545	1.16%
T. Rowe Price Diversified Mid Cap Growth	4	2,212,500	1.21%
T. Rowe Price Growth Equity	1	7,035,000	1.16%
UBS U.S. Large Cap Equity	5	1,734,000	1.28%

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments and/or Developing and Emerging Markets. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

NOTE 13 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 13 — SECURITIES LENDING (continued)

Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2012, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
American Century Small-Mid Cap Value	$2,362,221	$2,442,148
Global Bond	5,421,642	5,579,683
JPMorgan Mid Cap Value	162,864	171,791
Oppenheimer Global	42,768,496	44,690,614
PIMCO Total Return	15,771,307	16,374,966
T. Rowe Price Diversified Mid Cap Growth	13,563,224	13,881,825
T. Rowe Price Growth Equity	6,067,015	6,210,192
Templeton Foreign Equity	17,140,039	17,852,840
UBS U.S. Large Cap Equity	2,818,749	2,913,946

NOTE 14 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower's discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. At December 31, 2012, Pioneer High Yield had the following unfunded loan commitments:

Loan	Unfunded Commitments	Unfunded Appreciation at 12/31/12*
Alliant Insurance Services Inc.	$248,750	$1,950
Depont Performance Coatings Inc.	518,417	9,566
Hamilton Sunstrand Industrial	250,000	—
Tempur-Pedic International Inc.	180,000	—
	$1,197,167	$11,516

*  Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Portfolio's Statement of Assets and Liabilities and Statement of Operations.

NOTE 15 — REORGANIZATIONS

On July 21, 2012, Templeton Foreign Equity ("Acquiring Portfolio") acquired all of the net assets of ING Artio Foreign Equity Portfolio, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on June 28, 2012. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and Portfolio holdings of the Acquiring and Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2012, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2012, are as follows:

Net investment income	$18,489,112
Net realized and unrealized loss on investments	$172,188,083
Net increase in net assets resulting from operations	$190,677,195

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 15 — REORGANIZATIONS (continued)

Acquiring Portfolio's statement of operations since July 21, 2012. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Depreciation (000s)	Fund Conversion Ratio
Templeton Foreign Equity	ING Artio Foreign Equity Portfolio	$450,815	$505,263	$582,200	$(1,423)	0.9489

The net assets of Templeton Foreign Equity after the acquisition were $956,078,078.

NOTE 16 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2012:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
American Century Small-Mid Cap Value	$—	$(171,881)	$171,881
Baron Growth	—	(44,902)	44,902
Columbia Small Cap Value II	—	28	(28)
Davis New York Venture	—	(353,879)	353,879
Global Bond	—	(9,664,666)	9,664,666
Growth and Income Core	—	13,888	(13,888)
Invesco Van Kampen Comstock	—	(633,765)	633,765
Invesco Van Kampen Equity and Income	—	287,999	(287,999)
JPMorgan Mid Cap Value	—	(63,201)	63,201
Oppenheimer Global	—	257,585	(257,585)
PIMCO Total Return	—	9,207,878	(9,207,878)
Pioneer High Yield	—	1,102,792	(1,102,792)
T. Rowe Price Diversified Mid Cap Growth	—	(231)	231
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
T. Rowe Price Growth Equity	$—	$(11,306)	$11,306
Templeton Foreign Equity(1)	(521,661,451)	558,624	521,102,827
UBS U.S. Large Cap Equity	—	(14,265)	14,265

(1)  $521,661,451 relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
American Century Small-Mid Cap Value	$11,434,229	$7,901,036	$2,400,620	$18,907
Columbia Small Cap Value II	430,509	—	785,307	—
Davis New York Venture	1,564,618	—	4,866,282	—
Global Bond	25,671,286	—	33,909,709	—
Growth and Income Core	566,161	—	2,067,576	—
Invesco Van Kampen Comstock	4,091,728	—	4,378,769	—
Invesco Van Kampen Equity and Income	16,058,348	—	17,170,328	—
JPMorgan Mid Cap Value	3,403,203	—	3,034,904	—
Oppenheimer Global	19,044,665	—	23,618,041	—
PIMCO Total Return	39,102,890	—	60,671,650	14,063,613
Pioneer High Yield	5,560,333	—	5,470,770	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 16 — FEDERAL INCOME TAXES (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
T. Rowe Price Diversified Mid Cap Growth	$3,980,752	$58,851,012	$2,492,147	$—
T. Rowe Price Growth Equity	1,241,246	—	—	—
Templeton Foreign Equity	14,346,010	—	10,553,504	—
UBS U.S. Large Cap Equity	1,271,294	—	1,621,958	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
American Century Small-Mid Cap Value	$12,237,097	$2,473,371	$11,728,081	$—	—	—
Baron Growth	12,918,814	37,307,379	289,890,056	$—	—	—
Columbia Small Cap Value II	1,447,029	—	20,322,751	$(52,828,242)	Short-term	2017
Davis New York Venture	4,474,026	—	59,088,376	$(4,959,726)	Short-term	2016
				(57,895,293)	Short-term	2017
				$(62,855,019)
Global Bond	16,773,806	—	4,735,407	$—	—	—
Growth and Income Core	751,906	—	6,534,173	$(32,782,436)	Short-term	2016
				(26,137,641)	Short-term	2017
				(2,556,557)	Short-term	None
				(17,009,138)	Long-term	None
				$(78,485,772)
Invesco Van Kampen Comstock	117,547	—	30,629,156	$(81,862,564)	Short-term	2016
				(130,908,420)	Short-term	2017
				$(212,770,984)
Invesco Van Kampen Equity and Income	536,463	—	101,340,034	$(9,587,782)	Short-term	2017
JPMorgan Mid Cap Value	619,318	22,120,643	72,229,271	$—	—	—
Oppenheimer Global	22,608,713	—	395,094,922	$(51,155,908)	Short-term	2017
				(98,529)	Short-term	2018
				$(51,254,437)
PIMCO Total Return	44,654,815	352,294	49,552,832	$—	—	—
Pioneer High Yield	1,633,920	—	8,095,649	$(22,474,384)	Short-term	2017
T. Rowe Price Diversified Mid Cap Growth	1,109,937	8,894,974	152,193,351	$—	—	—
T. Rowe Price Growth Equity	267,033	—	323,115,539	$(57,125,271)	Short-term	2017

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 16 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
Templeton Foreign Equity	$13,456,567	$—	$122,508,310	$(11,132,244)	Short-term	2015
				(35,954,547)	Short-term	2016
				(133,709,136)	Short-term	2017
				(5,418,028)	Short-term	None
				(48,764,209)	Long-term	None
				$(234,978,164)
UBS U.S. Large Cap Equity	455,983	—	12,008,656	$(14,490,708)	Short-term	2016
				(84,654,342)	Short-term	2017
				$(99,145,050)

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios' major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2012, no provisions for income tax would be required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 17 — RESTRUCTURING PLAN

The Investment Adviser, ING IM, the Administrator and the Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. ("ING U.S."). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of December 31, 2012 ING U.S. is a wholly-owned subsidiary of ING Groep N.V. ("ING Groep"), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the "Restructuring Plan") to the European Commission to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced that the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock, in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership interest over time. While the base case is an initial public offering, all options remain open and it is possible that ING Groep's divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The investment advisory agreement for the Portfolios provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management's attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Adviser's loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Portfolios.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 17 — RESTRUCTURING PLAN (continued)

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Adviser, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Adviser. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

NOTE 18 — SUBSEQUENT EVENTS

It is anticipated that one or more of the transactions contemplated by the Restructuring Plan may be deemed to be a change of control, resulting in the automatic terminations of the existing investment advisory and sub-advisory agreements (if applicable) for the Portfolios. At a meeting held on January 10, 2013, the Board approved new advisory and sub-advisory agreements (if applicable) for the Portfolios that will take effect upon shareholder approval or the close of the IPO, whichever is later. Information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory relationships (if applicable) will be disclosed in the Portfolios' semi-annual shareholder report to be dated June 30, 2013. A proxy statement, including disclosures regarding the Board's considerations, is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the new investment advisory and sub-advisory agreements (if applicable).

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the "Nominees") for election as Directors of the Company. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent, and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund Complex. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund Complex, and the Investment Adviser to the Portfolios

to consolidate the membership of the boards so that the same members serve on each board in the ING Fund Complex. A proxy statement is being sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

On September 6, 2012, the Board of Directors of the Growth and Income Core approved the removal of Thornburg Investment Management, Inc. as the Sub-Adviser to the Portfolio effective November 16, 2012 and also approved subsequent changes to the Portfolio's investment objective and principal investment strategies. The Board of Directors approved the appointment of ING IM as the interim sub-adviser to the Portfolio effective November 30, 2012 under an interim sub-advisory agreement. For the period from November 16, 2012 through November 30, 2012, the Portfolio was in a transition period. In addition, on September 6, 2012, the Portfolio's Board approved a proposal to reorganize the Portfolio with and into ING Growth and Income Portfolio, which is not included in this report. The proposal to enter into a new permanent sub-advisory agreement with ING IM and the proposal for the merger require approval by the Portfolio's shareholders. A shareholder meeting is scheduled to be held on or about February 27, 2013. The Portfolio will notify shareholders if shareholder approval of the proposals is not obtained. If shareholder approval of the proposals is obtained, a new permanent sub-advisory agreement with ING IM will be effective on or about February 27, 2013 and the merger of the Portfolio with and into ING Growth and Income Portfolio is expected to take place on or about March 23, 2013.

On September 6, 2012, the Board of Directors of UBS Large Cap Equity approved a proposal to reorganize Portfolio with and into ING Growth and Income Portfolio, which is not included in this report. The proposed reorganization is subject to approval by shareholders of the Portfolio. A shareholder meeting for the proposed reorganization is scheduled to be held on or about February 27, 2013. The Portfolio will notify its shareholders if shareholder approval of the proposed reorganization is not obtained. If shareholder approval of the proposed reorganization is obtained, it is expected that the reorganization will take place on or about March 23, 2013.

Effective January 1, 2013, advisory fee breakpoints were added for JPMorgan Mid Cap Value.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 18 — SUBSEQUENT EVENTS (continued)

Subsequent to December 31, 2012, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Pioneer High Yield
Class I	$0.0517	February 1, 2013	Daily
Class S	$0.0491	February 1, 2013	Daily

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 93.6%
		Consumer Discretionary: 8.7%
68,002		Lowe's Cos., Inc.	$2,415,431	0.9
1,057,039		Other Securities (a)	20,363,543	7.8
			22,778,974	8.7
		Consumer Staples: 4.8%
35,369		Dr Pepper Snapple Group, Inc.	1,562,602	0.6
41,191		General Mills, Inc.	1,664,528	0.6
38,368		Kraft Foods Group, Inc.	1,744,593	0.7
244,832		Other Securities (a)	7,436,666	2.9
			12,408,389	4.8
		Energy: 7.3%
29,570		Devon Energy Corp.	1,538,823	0.6
90,607		Imperial Oil Ltd.	3,892,266	1.5
25,134		Murphy Oil Corp.	1,496,730	0.6
463,993		Other Securities (a)	12,011,839	4.6
			18,939,658	7.3
		Financials: 26.4%
18,390		ACE Ltd.	1,467,522	0.6
21,066		American Tower Corp.	1,627,770	0.6
30,354	@	Aon PLC	1,687,683	0.6
8,800	@	Aspen Insurance Holdings Ltd.	282,304	0.1
155,116		Capitol Federal Financial, Inc.	1,813,306	0.7
121,547		Charles Schwab Corp.	1,745,415	0.7
30,684		Chubb Corp.	2,311,119	0.9
56,936		Comerica, Inc.	1,727,438	0.7
67,606		Commerce Bancshares, Inc.	2,370,266	0.9
86,582		HCC Insurance Holdings, Inc.	3,221,716	1.2
52,875		Marsh & McLennan Cos., Inc.	1,822,601	0.7
93,248		Northern Trust Corp.	4,677,320	1.8
141,176		People's United Financial, Inc.	1,706,818	0.7
108,556		Piedmont Office Realty Trust, Inc.	1,959,436	0.7
38,201		PNC Financial Services Group, Inc.	2,227,500	0.9
32,015		Reinsurance Group of America, Inc.	1,713,443	0.7
2,033,193		Other Securities (a)	36,215,719	13.9
			68,577,376	26.4
		Health Care: 10.1%
22,702		Becton Dickinson & Co.	1,775,069	0.7
108,878	@	CareFusion Corp.	3,111,733	1.2
61,797	@	LifePoint Hospitals, Inc.	2,332,837	0.9
Shares			Value	Percentage of Net Assets
43,661		Patterson Cos., Inc.	$1,494,516	0.6
35,872		Stryker Corp.	1,966,503	0.7
34,520		Zimmer Holdings, Inc.	2,301,103	0.9
515,313		Other Securities	13,208,192	5.1
			26,189,953	10.1
		Industrials: 13.6%
74,033	@	ABB Ltd. ADR	1,539,146	0.6
31,473		General Dynamics Corp.	2,180,135	0.8
130,911		Heartland Express, Inc.	1,711,007	0.7
79,401		ITT Corp.	1,862,748	0.7
67,783		Kaydon Corp.	1,622,047	0.6
59,370		Koninklijke Philips Electronics NV	1,572,138	0.6
21,973		Northrop Grumman Corp.	1,484,935	0.6
189,034		Republic Services, Inc.	5,544,367	2.1
54,032		Tyco International Ltd.	1,580,436	0.6
715,848		Other Securities (a)	16,356,498	6.3
			35,453,457	13.6
		Information Technology: 8.1%
243,388		Applied Materials, Inc.	2,784,359	1.1
100,234	@	Teradyne, Inc.	1,692,952	0.6
759,968		Other Securities (a)	16,603,173	6.4
			21,080,484	8.1
		Materials: 4.5%
52,647		Bemis Co., Inc.	1,761,569	0.7
36,709		Newmont Mining Corp.	1,704,766	0.6
332,417		Other Securities	8,358,547	3.2
			11,824,882	4.5
		Telecommunication Services: 1.6%
67,273	@	TW Telecom, Inc.	1,713,443	0.7
57,503		Other Securities	2,405,698	0.9
			4,119,141	1.6
		Utilities: 8.5%
57,857		AGL Resources, Inc.	2,312,544	0.9
75,727		Empire District Electric Co.	1,543,316	0.6
180,706		Great Plains Energy, Inc.	3,670,139	1.4
62,782		Pacific Gas & Electric Co.	2,522,581	0.9
54,589		Portland General Electric Co.	1,493,555	0.6
80,263		Westar Energy, Inc.	2,297,127	0.9
78,630		Xcel Energy, Inc.	2,100,208	0.8
201,745		Other Securities	6,234,901	2.4
			22,174,371	8.5
		Total Common Stock (Cost $227,415,364)	243,546,685	93.6
See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 2.6%
118,839		iShares Russell Midcap Value Index Fund	$5,970,471	2.3
10,600		Other Securities	893,474	0.3
		Total Exchange-Traded Funds (Cost $6,700,134)	6,863,945	2.6
PREFERRED STOCK: 1.0%
		Consumer Discretionary: 0.2%
12,900		Other Securities	494,325	0.2
		Consumer Staples: 0.1%
235		Other Securities	268,546	0.1
		Financials: 0.7%
21,791	@	Aspen Insurance Holdings Ltd.	1,320,534	0.5
15,436		Other Securities	407,099	0.2
			1,727,633	0.7
		Total Preferred Stock (Cost $2,168,200)	2,490,504	1.0
		Total Long-Term Investments (Cost $236,283,698)	252,901,134	97.2
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.8%
		Securities Lending Collateralcc(1): 1.0%
415,955		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $415,960, collateralized by various U.S. Government Securities, 0.000%-3.375%, Market Value plus accrued interest $424,274, due 07/31/13-11/15/39)	$415,955	0.2
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.4
Principal Amount†		Value	Percentage of Net Assets
26,193	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $26,193, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $26,717, due 08/09/13-04/18/36)	$26,193	0.0
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $1,000,019, collateralized by various U.S. Government Agency Obligations, 0.000%-6.101%, Market Value plus accrued interest $1,020,000, due 03/10/14-12/20/42)	1,000,000	0.4
		2,442,148	1.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.8%
7,366,307	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $7,366,307)	$7,366,307	2.8
	Total Short-Term Investments (Cost $9,808,455)	9,808,455	3.8
	Total Investments in Securities (Cost $246,092,153)	$262,709,589	101.0
	Liabilities in Excess of Other Assets	(2,653,260)	(1.0)
	Net Assets	$260,056,329	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $250,981,407.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,942,795
Gross Unrealized Depreciation	(9,214,613)
Net Unrealized Appreciation	$11,728,182

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$22,778,974	$—	$—	$22,778,974
Consumer Staples	12,408,389	—	—	12,408,389
Energy	18,939,658	—	—	18,939,658
Financials	68,577,376	—	—	68,577,376
Health Care	26,189,953	—	—	26,189,953
Industrials	33,881,319	1,572,138	—	35,453,457
Information Technology	21,080,484	—	—	21,080,484
Materials	11,824,882	—	—	11,824,882
Telecommunication Services	4,119,141	—	—	4,119,141
Utilities	22,174,371	—	—	22,174,371
Total Common Stock	241,974,547	1,572,138	—	243,546,685
Exchange-Traded Funds	6,863,945	—	—	6,863,945
Preferred Stock	545,363	1,945,141	—	2,490,504
Short-Term Investments	7,366,307	2,442,148	—	9,808,455
Total Investments, at fair value	$256,750,162	$5,959,427	$—	$262,709,589
Other Financial Instruments+
Forward Foreign Currency Contracts	—	7,938	—	7,938
Total Assets	$256,750,162	$5,967,365	$—	$262,717,527
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(2,417)	$—	$(2,417)
Total Liabilities	$—	$(2,417)	$—	$(2,417)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING American Century Small-Mid Cap Value Portfolio :

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	Swiss Franc	1,187,484	Sell	01/31/13	$1,297,797	$1,299,062	$(1,265)
UBS Warburg LLC	Canadian Dollar	4,294,880	Sell	01/31/13	4,323,071	4,315,133	7,938
UBS Warburg LLC	EU Euro	1,011,813	Sell	01/31/13	1,334,728	1,335,880	(1,152)
							$5,521

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$7,938
Total Asset Derivatives		$7,938
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,417
Total Liability Derivatives		$2,417

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(164,089)
Total	$(164,089)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(10,465)
Total	$(10,465)

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.7%
		Consumer Discretionary: 25.0%
525,000		Ameristar Casinos, Inc.	$13,776,000	1.8
590,000		Choice Hotels International, Inc.	19,835,800	2.5
320,000		DeVry, Inc.	7,593,600	1.0
550,000		Dick's Sporting Goods, Inc.	25,019,500	3.2
1,125,000	@	LKQ Corp.	23,737,500	3.0
139,500	@	Lumber Liquidators	7,369,785	1.0
163,000		Morningstar, Inc.	10,241,290	1.3
70,000	@	Panera Bread Co.	11,118,100	1.4
400,380	@	Penn National Gaming, Inc.	19,662,662	2.5
360,000	@	Under Armour, Inc.	17,470,800	2.2
475,000		Vail Resorts, Inc.	25,692,750	3.3
726,221		Other Securities	14,158,456	1.8
			195,676,243	25.0
		Consumer Staples: 5.4%
63,294	@	Boston Beer Co., Inc.	8,509,878	1.1
203,500		Church & Dwight Co., Inc.	10,901,495	1.4
185,000	@	TreeHouse Foods, Inc.	9,644,050	1.2
254,927	@	United Natural Foods, Inc.	13,661,538	1.7
			42,716,961	5.4
		Energy: 7.0%
97,000	@	Core Laboratories NV	10,603,070	1.3
140,000		Helmerich & Payne, Inc.	7,841,400	1.0
100,000	@	SEACOR Holdings, Inc.	8,380,000	1.1
212,944		Targa Resources Corp.	11,251,961	1.4
716,783		Other Securities	16,952,462	2.2
			55,028,893	7.0
		Financials: 13.4%
21,500		Alexander's, Inc.	7,112,200	0.9
195,000	@	Arch Capital Group Ltd.	8,583,900	1.1
375,000		Cohen & Steers, Inc.	11,426,250	1.4
490,500		Douglas Emmett, Inc.	11,428,650	1.5
420,000	@	MSCI, Inc. - Class A	13,015,800	1.7
160,000		Oaktree Capital Group, LLC	7,278,400	0.9
320,000		Primerica, Inc.	9,603,200	1.2
1,276,860		Other Securities	36,657,904	4.7
			105,106,304	13.4
		Health Care: 8.2%
323,000	@	CFR Pharmaceuticals SA	8,162,694	1.0
490,000	@	Community Health Systems, Inc.	15,062,600	1.9
122,200	@	Idexx Laboratories, Inc.	11,340,160	1.5
Shares			Value	Percentage of Net Assets
73,000	@	Mettler Toledo International, Inc.	$14,110,900	1.8
105,000		Techne Corp.	7,175,700	0.9
155,000		Other Securities	8,539,850	1.1
			64,391,904	8.2
		Industrials: 17.4%
350,000	@	Air Lease Corp.	7,525,000	1.0
316,225	@	Colfax Corp.	12,759,678	1.6
534,000	@	Copart, Inc.	15,753,000	2.0
157,000	@	CoStar Group, Inc.	14,031,090	1.8
497,967	@	Generac Holdings, Inc.	17,085,248	2.2
350,000	@	Genesee & Wyoming, Inc.	26,628,000	3.4
106,000	@	Middleby Corp.	13,590,260	1.7
105,000		MSC Industrial Direct Co.	7,914,900	1.0
561,607		Other Securities	21,085,579	2.7
			136,372,755	17.4
		Information Technology: 17.5%
250,000	@	Ansys, Inc.	16,835,000	2.2
865,000		Booz Allen Hamilton Holding Corp.	12,040,800	1.5
117,000	@	Concur Technologies, Inc.	7,899,840	1.0
158,250	@	Cymer, Inc.	14,310,547	1.8
85,000		Factset Research Systems, Inc.	7,485,100	1.0
405,300	@	Gartner, Inc.	18,651,906	2.4
200,000		MAXIMUS, Inc.	12,644,000	1.6
415,000	@	RealPage, Inc.	8,951,550	1.1
385,000	@	SS&C Technologies Holdings, Inc.	8,901,200	1.1
497,500		Totvs S.A.	9,813,932	1.3
864,062		Other Securities	19,918,354	2.5
			137,452,229	17.5
		Materials: 0.3%
117,062		Other Securities	2,123,075	0.3
		Telecommunication Services: 0.9%
100,000		Other Securities	7,102,000	0.9
		Utilities: 1.6%
160,000		ITC Holdings Corp.	12,305,600	1.6
		Total Common Stock (Cost $468,765,779)	758,275,964	96.7

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
	Mutual Funds: 3.7%
29,236,253	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $29,236,253)	$29,236,253	3.7
	Total Short-Term Investments (Cost $29,236,253)	29,236,253	3.7
	Total Investments in Securities (Cost $498,002,032)	$787,512,217	100.4
	Liabilities in Excess of Other Assets	(3,368,299)	(0.4)
	Net Assets	$784,143,918	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

Cost for federal income tax purposes is $497,622,233.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$302,642,766
Gross Unrealized Depreciation	(12,752,782)
Net Unrealized Appreciation	$289,889,984

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock*	$758,275,964	$—	$—	$758,275,964
Short-Term Investments	29,236,253	—	—	29,236,253
Total Investments, at fair value	$787,512,217	$—	$—	$787,512,217

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING COLUMBIA   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO   AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 6.9%
52,000	@	Helen of Troy Ltd.	$1,736,280	1.1
79,000		Sonic Automotive, Inc.	1,650,310	1.1
641,809		Other Securities	7,535,190	4.7
			10,921,780	6.9
		Consumer Staples: 2.4%
35,000		Harris Teeter Supermarkets, Inc.	1,349,600	0.9
108,000		Other Securities	2,428,620	1.5
			3,778,220	2.4
		Energy: 5.4%
43,000	@	Gulfport Energy Corp.	1,643,460	1.1
265,000	@	Hercules Offshore, Inc.	1,637,700	1.0
396,189		Other Securities	5,260,569	3.3
			8,541,729	5.4
		Financials: 34.2%
66,000		American Assets Trust, Inc.	1,843,380	1.2
110,000		American Equity Investment Life Holding Co.	1,343,100	0.8
64,000	@	Amerisafe, Inc.	1,744,000	1.1
54,000		Amtrust Financial Services, Inc.	1,549,260	1.0
160,000		CNO Financial Group, Inc.	1,492,800	0.9
63,000		Community Bank System, Inc.	1,723,680	1.1
126,000		CubeSmart	1,835,820	1.1
109,167		EverBank Financial Corp.	1,627,680	1.0
125,000	@	First Industrial Realty Trust, Inc.	1,760,000	1.1
58,000		Independent Bank Corp.	1,679,100	1.1
35,500		Kilroy Realty Corp.	1,681,635	1.1
100,000	@	National Financial Partners Corp.	1,714,000	1.1
87,000		Oritani Financial Corp.	1,332,840	0.8
30,000	@	Platinum Underwriters Holdings Ltd.	1,380,000	0.9
40,000		Prosperity Bancshares, Inc.	1,680,000	1.1
175,187		Sterling Bancorp.	1,595,954	1.0
136,233		Susquehanna Bancshares, Inc.	1,427,722	0.9
126,000		Symetra Financial Corp.	1,635,480	1.0
30,000	@	Texas Capital Bancshares, Inc.	1,344,600	0.8
130,000		Umpqua Holdings Corp.	1,532,700	1.0
31,000	@	Walter Investment Management Corp.	1,333,620	0.8
1,382,798		Other Securities	21,151,166	13.3
			54,408,537	34.2
Shares			Value	Percentage of Net Assets
		Health Care: 7.3%
53,000		Conmed Corp.	$1,481,350	0.9
190,000		Stewart Enterprises, Inc.	1,451,600	0.9
495,500		Other Securities	8,777,565	5.5
			11,710,515	7.3
		Industrials: 16.4%
54,000		Deluxe Corp.	1,740,960	1.1
50,688		Geo Group, Inc.	1,429,402	0.9
125,000	@	Navigant Consulting, Inc.	1,395,000	0.9
45,000		Trinity Industries, Inc.	1,611,900	1.0
38,500	@	United Rentals, Inc.	1,752,520	1.1
50,000		United Stationers, Inc.	1,549,500	1.0
64,000	@	USG Corp.	1,796,480	1.1
200,000	@	Wabash National Corp.	1,794,000	1.1
911,600		Other Securities	13,095,193	8.2
			26,164,955	16.4
		Information Technology: 14.2%
212,000	@	Global Cash Access, Inc.	1,662,080	1.1
136,000	@	Kulicke & Soffa Industries, Inc.	1,630,640	1.0
105,000	@	Mentor Graphics Corp.	1,787,100	1.1
45,000	@	NeuStar, Inc.	1,886,850	1.2
30,000	@	Rogers Corp.	1,489,800	0.9
1,166,900		Other Securities	14,173,600	8.9
			22,630,070	14.2
		Materials: 6.9%
168,000	@	Boise, Inc.	1,335,600	0.8
106,000		Metals USA Holdings Corp.	1,853,940	1.2
47,000		Neenah Paper, Inc.	1,338,090	0.9
42,000		Schweitzer-Mauduit International, Inc.	1,639,260	1.0
55,000		Worthington Industries	1,429,450	0.9
128,000		Other Securities	3,383,840	2.1
			10,980,180	6.9
		Utilities: 4.9%
71,000		Avista Corp.	1,711,810	1.1
34,500		New Jersey Resources Corp.	1,366,890	0.9
28,500		South Jersey Industries, Inc.	1,434,405	0.9
45,000		UIL Holdings Corp.	1,611,450	1.0
55,847		Other Securities	1,637,367	1.0
			7,761,922	4.9
		Total Common Stock (Cost $134,906,806)	156,897,908	98.6

See Accompanying Notes to Financial Statements

ING COLUMBIA   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Mutual Funds: 1.8%
2,873,744	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $2,873,744)	$2,873,744	1.8
	Total Short-Term Investments (Cost $2,873,744)	2,873,744	1.8
	Total Investments in Securities (Cost $137,780,550)	$159,771,652	100.4
	Liabilities in Excess of Other Assets	(571,055)	(0.4)
	Net Assets	$159,200,597	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

Cost for federal income tax purposes is $139,448,901.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$28,604,199
Gross Unrealized Depreciation	(8,281,448)
Net Unrealized Appreciation	$20,322,751

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock*	$156,897,908	$—	$—	$156,897,908
Short-Term Investments	2,873,744	—	—	2,873,744
Total Investments, at fair value	$159,771,652	$—	$—	$159,771,652

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING DAVIS   SUMMARY PORTFOLIO OF INVESTMENTS
NEW YORK VENTURE PORTFOLIO   AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 9.8%
226,377	@	Bed Bath & Beyond, Inc.	$12,656,738	3.4
115,999	@	Carmax, Inc.	4,354,602	1.1
117,500	@	Liberty Media Corp. - Interactive	2,312,400	0.6
40,760	@	NetFlix, Inc.	3,781,713	1.0
147,980		Walt Disney Co.	7,367,924	2.0
270,783		Other Securities	6,545,000	1.7
			37,018,377	9.8
		Consumer Staples: 13.7%
164,370		Coca-Cola Co.	5,958,412	1.6
112,465		Costco Wholesale Corp.	11,108,168	3.0
432,717		CVS Caremark Corp.	20,921,867	5.6
38,570		Diageo PLC ADR	4,496,491	1.2
51,200		Heineken Holding NV	2,819,222	0.7
35,542		Philip Morris International, Inc.	2,972,733	0.8
84,980		Other Securities	3,037,012	0.8
			51,313,905	13.7
		Energy: 8.2%
375,360		Canadian Natural Resources Ltd.	10,836,643	2.9
56,750		Devon Energy Corp.	2,953,270	0.8
33,500		EOG Resources, Inc.	4,046,465	1.1
103,500		Occidental Petroleum Corp.	7,929,135	2.1
38,790		Schlumberger Ltd.	2,687,759	0.7
49,476	@	Transocean Ltd.	2,209,104	0.6
			30,662,376	8.2
		Financials: 37.7%
49,960		ACE Ltd.	3,986,808	1.1
17,495	@	Alleghany Corp.	5,868,173	1.6
357,620		American Express Co.	20,555,998	5.5
934,390		Bank of New York Mellon Corp.	24,013,823	6.4
120	@	Berkshire Hathaway, Inc. - Class A	16,087,200	4.3
75,848		Brookfield Asset Management, Inc. - Class A	2,779,829	0.8
203,680		Charles Schwab Corp.	2,924,845	0.8
19,595	@	Everest Re Group Ltd.	2,154,470	0.6
2,340		Fairfax Financial Holdings Ltd.	843,477	0.2
6,480		Fairfax Financial Holdings Ltd.	2,339,280	0.6
650,800		Hang Lung Group Ltd.	3,744,068	1.0
79,950		JPMorgan Chase & Co.	3,515,402	0.9
170,309		Julius Baer Group Ltd.	6,063,480	1.6
Shares			Value	Percentage of Net Assets
232,099		Loews Corp.	$9,458,034	2.5
469,380		Progressive Corp.	9,903,918	2.6
663,367		Wells Fargo & Co.	22,673,884	6.0
52,655		Other Securities	4,519,151	1.2
			141,431,840	37.7
		Health Care: 3.1%
180,220	@	Express Scripts Holding Co.	9,731,880	2.6
39,198		Other Securities	1,909,452	0.5
			11,641,332	3.1
		Industrials: 5.2%
1,667,372		China Merchants Holdings International Co., Ltd.	5,445,208	1.4
102,039		Iron Mountain, Inc.	3,168,311	0.8
42,657		Kuehne & Nagel International AG	5,142,692	1.4
92,370		Paccar, Inc.	4,176,048	1.1
32,790		Other Securities	1,736,558	0.5
			19,668,817	5.2
		Information Technology: 10.6%
234,552		Activision Blizzard, Inc.	2,490,942	0.7
26,179	@	Google, Inc. - Class A	18,570,597	4.9
148,070		Microsoft Corp.	3,957,911	1.1
128,300		Oracle Corp.	4,274,956	1.1
110,410		Texas Instruments, Inc.	3,416,085	0.9
19,900		Visa, Inc.	3,016,442	0.8
158,230		Other Securities	4,021,022	1.1
			39,747,955	10.6
		Materials: 9.0%
57,170		Air Products & Chemicals, Inc.	4,803,423	1.3
74,300		BHP Billiton PLC	2,620,833	0.7
61,680		Ecolab, Inc.	4,434,792	1.2
118,440		Monsanto Co.	11,210,346	3.0
78,755		Potash Corp. of Saskatchewan	3,204,541	0.8
29,400		Praxair, Inc.	3,217,830	0.9
47,832		Rio Tinto PLC	2,789,847	0.7
15,860		Other Securities	1,495,281	0.4
			33,776,893	9.0
		Telecommunication Services: 0.3%
45,530		Other Securities	1,053,564	0.3
		Total Common Stock (Cost $308,593,532)	366,315,059	97.6

See Accompanying Notes to Financial Statements

ING DAVIS   SUMMARY PORTFOLIO OF INVESTMENTS
NEW YORK VENTURE PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.0%
		Materials: 0.0%
649,000	#,±	Sino-Forest Corp., 5.000%, 08/01/13	$96,944	0.0
		Total Corporate Bonds/Notes (Cost $649,000)	96,944	0.0
		Total Long-Term Investments (Cost $304,808,709)	366,412,003	97.6
SHORT-TERM INVESTMENTS: 1.9%
		Commercial Paper: 1.9%
7,250,000		Bank of Nova Scotia, 0.020%, 01/02/13 (Cost $7,249,992)	7,249,992	1.9
		Total Short-Term Investments (Cost $7,249,992)	7,249,992	1.9
		Total Investments in Securities (Cost $312,058,701)	$373,661,995	99.5
		Assets in Excess of Other Liabilities	1,798,941	0.5
		Net Assets	$375,460,936	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@  Non-income producing security

ADR  American Depositary Receipt

±  Defaulted security

Cost for federal income tax purposes is $314,575,819.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$74,320,887
Gross Unrealized Depreciation	(15,234,711)
Net Unrealized Appreciation	$59,086,176

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$36,084,280	$934,097	$—	$37,018,377
Consumer Staples	47,658,914	3,654,991	—	51,313,905
Energy	30,662,376	—	—	30,662,376
Financials	131,624,292	9,807,548	—	141,431,840
Health Care	11,641,332	—	—	11,641,332
Industrials	9,080,917	10,587,900	—	19,668,817
Information Technology	39,747,955	—	—	39,747,955
Materials	28,366,213	5,410,680	—	33,776,893
Telecommunication Services	1,053,564	—	—	1,053,564
Total Common Stock	335,919,843	30,395,216	—	366,315,059
Corporate Bonds/Notes	—	96,944	—	96,944
Short-Term Investments	—	7,249,992	—	7,249,992
Total Investments, at fair value	$335,919,843	$37,742,152	$—	$373,661,995

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2012

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 16.7%
			Cayman Islands: 0.3%
	470,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	$540,500	0.1
	585,000		Other Securities	625,219	0.2
				1,165,719	0.3
			Italy: 0.1%
	544,000		Other Securities	560,320	0.1
			Mexico: 1.8%
MXN	77,000,000	#	Petroleos Mexicanos, 7.650%, 11/24/21	6,554,320	1.6
MXN	9,737,071		Other Securities	810,021	0.2
				7,364,341	1.8
			Netherlands: 0.3%
	200,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	212,000	0.1
	840,000		Other Securities	944,853	0.2
				1,156,853	0.3
			South Africa: 0.0%
ZAR	1,000,000		Other Securities	143,562	0.0
			United Kingdom: 0.5%
	520,000	#	Barclays Bank PLC, 6.050%, 12/04/17	577,595	0.1
	200,000	#	Ineos Finance PLC, 8.375%, 02/15/19	216,250	0.1
	463,000	#	Lloyds TSB Bank PLC, 6.500%, 09/14/20	511,945	0.1
	541,845		Other Securities	595,586	0.2
				1,901,376	0.5
			United States: 13.7%
	823,000		American International Group, Inc., 6.400%, 12/15/20	1,021,901	0.2
	1,278,000		American Express Credit Corp., 5.125%, 08/25/14	1,369,722	0.3
Principal Amount†			Value	Percentage of Net Assets
2,203,000		AT&T, Inc., 2.500%, 08/15/15	$2,298,084	0.6
1,523,000		Bank of America Corp., 5.625%- 5.700%, 07/01/20- 01/24/22	1,817,501	0.4
180,000	#	Chesapeake Oilfield Operating LLC/ Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	170,550	0.0
735,000		Citigroup, Inc., 6.010%, 01/15/15	803,488	0.2
1,015,000		Comcast Corp., 5.700%, 05/15/18	1,221,281	0.3
1,233,000		Devon Energy Corp., 5.600%, 07/15/41	1,465,954	0.4
887,000		Discover Bank/ Greenwood DE, 7.000%, 04/15/20	1,102,100	0.3
1,276,000		Entergy Corp., 5.125%, 09/15/20	1,384,776	0.3
959,000		First Horizon National Corp., 5.375%, 12/15/15	1,048,979	0.3
1,186,000		FirstEnergy Solutions Corp., 4.800%, 02/15/15	1,274,206	0.3
2,079,000		General Electric Capital Corp., 2.250%, 11/09/15	2,148,320	0.5
930,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	1,060,995	0.3
1,450,000		HCA, Inc., 6.375%-7.250%, 01/15/15- 09/15/20	1,594,488	0.4
1,050,000	L	Hewlett-Packard Co., 2.600%, 09/15/17	1,023,626	0.3
670,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	792,292	0.2
1,165,000		Indiana Michigan Power, 7.000%, 03/15/19	1,473,108	0.4

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
1,087,000		JPMorgan Chase Bank NA, 5.875%, 06/13/16	$1,240,309	0.3
81	#	Kern River Funding Corp., 4.893%, 04/30/18	90	0.0
821,000		Kraft Foods, Inc., 6.500%, 08/11/17	1,003,452	0.2
681,000		Morgan Stanley, 4.100%, 01/26/15	710,062	0.2
797,000		Oracle Corp., 5.375%, 07/15/40	994,658	0.2
255,000	#	Sealed Air Corp., 8.375%, 09/15/21	292,613	0.1
1,342,000		St. Jude Medical, Inc., 2.500%, 01/15/16	1,391,816	0.3
1,056,000		Time Warner, Inc., 6.500%, 11/15/36	1,321,954	0.3
1,373,000		Time Warner Cable, Inc., 5.875%, 11/15/40	1,601,224	0.4
680,000	#	Turlock Corp., 4.150%, 11/02/42	688,392	0.2
505,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	554,238	0.1
740,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	828,800	0.2
27,129,360		Other Securities (a),(b)	22,543,914	5.5
			56,242,893	13.7
		Total Corporate Bonds/Notes (Cost $64,037,264)	68,535,064	16.7
COLLATERALIZED MORTGAGE OBLIGATIONS: 8.9%
		United States: 8.9%
300,000	#	Banc of America Re-Remic Trust, 2.959%, 12/10/30	312,488	0.1
Principal Amount†			Value	Percentage of Net Assets
1,237,084		Banc of America Alternative Loan Trust, 4.750%, 02/25/19	$1,246,972	0.3
2,107,405		Banc of America Funding Corp., 5.500%, 02/25/35	2,168,657	0.6
440,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.189%, 09/10/47	432,834	0.1
501,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.322%, 07/10/43	514,430	0.1
1,010,000	#	BB-UBS Trust, 2.892%, 06/05/30	1,034,039	0.2
420,000	#	Bear Stearns Commercial Mortgage Securities, 5.573%, 04/12/38	427,348	0.1
2,800,000	^	Commercial Mortgage Pass Through Certificates, 1.951%, 12/10/45	345,912	0.1
3,593,355	^	Commercial Mortgage Pass Through Certificates, 2.222%, 11/15/45	515,250	0.1
4,387,130	^	Commercial Mortgage Pass Through Certificates, 2.260%, 05/15/45	613,045	0.2
368,204		Credit Suisse Mortgage Capital Certificates, 5.589%, 09/15/40	367,541	0.1
1,087,284	#	Credit Suisse Mortgage Capital Certificates, 4.870%, 07/27/37	1,103,852	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
168,730	#	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.710%, 01/27/37	$101,744	0.0
340,786	#	First Union National Bank Commercial Mortgage, 6.000%, 12/12/33	342,414	0.1
3,110,000	^	GS Mortgage Securities Corp. II, 2.411%, 11/10/45	475,878	0.1
940,000	#	GS Mortgage Securities Corp. II, 3.007%, 12/10/30	962,184	0.2
1,140,000	#	GS Mortgage Securities Corp. II, 5.309%, 01/10/40	1,139,710	0.3
970,000	#	Heller Financial Commercial Mortgage Asset, 6.500%, 05/15/31	994,095	0.2
4,690,000	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.958%, 12/15/47	578,240	0.1
2,760,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.361%, 12/15/47	81,010	0.0
228,941		JP Morgan Chase Commerical Mortgage Securities Corp., 5.247%, 01/12/43	230,352	0.0
644,105		JP Morgan Commercial Mortgage Finance Corp., 8.305%, 08/15/32	659,898	0.2
769,634		JPMorgan Chase Commerical Mortgage Securities Corp., 5.305%, 01/15/49	773,549	0.2
Principal Amount†				Value	Percentage of Net Assets
	762,627	#	JPMorgan Chase Commerical Mortgage Securities Corp., 6.135%, 07/12/37	$764,522	0.2
	390,000	#	LB-UBS Commercial Mortgage Trust, 5.032%, 10/15/36	387,342	0.1
	1,338,000		LB-UBS Commercial Mortgage Trust, 4.943%-5.885%, 10/15/36- 06/15/38	1,305,509	0.3
GBP	1,688,000		MBNA Credit Card Master Note Trust, 6.100%, 05/17/13	2,786,323	0.7
	1,690,000		Morgan Stanley Capital I, Inc., 5.395%, 06/15/38	1,751,633	0.4
	1,000,000		Morgan Stanley Capital I, Inc., 5.575%, 04/12/49	1,060,756	0.3
	1,280,000	#	Morgan Stanley Capital I, 5.418%, 01/13/41	1,281,080	0.3
	530,000	#	Morgan Stanley Reremic Trust, 5.843%, 12/17/43	542,340	0.1
	1,288,000		Morgan Stanley Capital I, 5.300%-5.302%, 06/15/40- 01/14/42	1,305,369	0.3
	650,000	#	RBSCF Trust, 5.305%, 01/16/49	668,329	0.2
	6,972,544	#,^	UBS-Barclays Commercial Mortgage Trust, 2.204%, 08/10/49	978,705	0.2
	6,331,456	#,^	Wells Fargo Commercial Mortgage Trust, 2.163%, 10/15/45	853,552	0.2
	3,107,750	#,^	Wells Fargo Mortgage Backed Securities Trust, 2.255%, 08/15/45	411,270	0.1
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
	1,539,830		Wells Fargo Mortgage- Backed Securities Trust, 5.331%, 08/25/35	$1,558,401	0.4
	696,223		Wells Fargo Mortgage- Backed Securities Trust, 2.613%-2.695%, 02/25/34- 02/25/35	692,883	0.2
	4,891,303		Other Securities	4,914,378	1.2
			Total Collateralized Mortgage Obligations (Cost $36,055,158)	36,683,834	8.9
STRUCTURED PRODUCTS: 0.2%
			Brazil: 0.2%
	1,962,500	#	Hallertau SPC 2008-2A - Doux Frangosul S.A. ARGO Avicola Credit Linked Notes, 9.264%, 09/17/13	686,875	0.2
			Mexico: 0.0%
MXN	3,258,596		Other Securities	237,545	0.0
			Russia: 0.0%
RUB	9,272,654		Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 08/22/34	144,987	0.0
RUB	30,547,000		Other Securities (a)	—	—
				144,987	0.0
			Total Structured Products (Cost $3,791,425)	1,069,407	0.2
FOREIGN GOVERNMENT BONDS: 16.6%
			Austria: 1.0%
EUR	2,790,000	#	Austria Government Bond, 3.200%, 02/20/17	4,095,577	1.0
Principal Amount†				Value	Percentage of Net Assets
			Brazil: 4.8%
BRL	705,000		Brazil Notas do Tesouro Nacional Series F, 6.000%, 05/15/45	$1,055,036	0.3
BRL	36,147,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	18,524,495	4.5
				19,579,531	4.8
			Dominican Republic: 1.0%
DOP	26,000,000		Dominican Republic International Bond, 14.000%, 10/18/19	651,739	0.1
DOP	57,500,000		Dominican Republic International Bond, 15.500%, 04/19/19	1,529,720	0.4
DOP	80,000,000	#	Dominican Republic International Bond, 14.000%, 10/18/19	2,005,351	0.5
				4,186,810	1.0
			Germany: 0.6%
EUR	2,000,000		Bundesrepublik Deutschland, 1.500%, 09/04/22	2,686,410	0.6
			Italy: 3.2%
EUR	9,065,000		Italy Buoni Poliennali Del Tesoro, 5.500%, 09/01/22	12,988,819	3.2
			Malaysia: 0.2%
MYR	1,900,000		Other Securities	636,143	0.2
			Netherlands: 1.9%
EUR	4,890,000	#	Netherlands Government Bond, 4.500%, 07/15/17	7,631,163	1.9
			Nigeria: 0.6%
NGN	220,000,000		Nigeria Government Bond, 15.100%, 04/27/17	1,561,486	0.4

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Nigeria (continued)
NGN	130,000,000		Nigeria Government Bond, 16.000%, 06/29/19	$981,806	0.2
				2,543,292	0.6
			Russia: 0.1%
RUB	15,015,000		Other Securities	544,534	0.1
			South Africa: 1.7%
ZAR	48,407,800		South Africa Government Bond, 6.250%, 03/31/36	4,640,633	1.2
ZAR	17,232,900		South Africa Government Bond, 8.750%, 02/28/48	2,160,834	0.5
				6,801,467	1.7
			South Korea: 0.6%
KRW	2,458,000,000		Korea Treasury Bond, 5.000%, 06/10/20	2,589,692	0.6
			Thailand: 0.9%
THB	42,300,000		Thailand Government Bond, 3.580%, 12/17/27	1,343,295	0.3
THB	48,600,000		Thailand Government Bond, 3.775%, 06/25/32	1,528,371	0.4
THB	28,000,000		Thailand Government Bond, 4.750%, 12/20/24	1,013,798	0.2
				3,885,464	0.9
			Total Foreign Government Bonds (Cost $65,205,365)	68,168,902	16.6
U.S. TREASURY OBLIGATIONS: 8.7%
			U.S. Treasury Bonds: 3.3%
	4,180,000	L	1.625%, due 11/15/22	4,129,710	1.0
	9,963,000		2.750%, due 08/15/42	9,586,279	2.3
				13,715,989	3.3
			U.S. Treasury Notes: 5.4%
	9,212,000		0.250%, due 11/30/14	9,213,806	2.3
Principal Amount†			Value	Percentage of Net Assets
8,580,000		0.250%, due 12/15/15	$8,555,204	2.1
2,982,000		1.000%, due 11/30/19	2,950,781	0.7
1,305,800		0.625%-1.125%, due 11/30/17- 12/31/19	1,304,136	0.3
			22,023,927	5.4
		Total U.S. Treasury Obligations (Cost $35,934,212)	35,739,916	8.7
U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.4%
		Federal Home Loan Mortgage Corporation: 4.2%##
3,788,000		1.000%, due 09/29/17	3,832,232	1.0
3,652,000	Z	2.320%, due 11/29/19	3,141,794	0.8
1,600,759		4.500%, due 01/01/42	1,727,766	0.4
12,424,045	^	5.791%, due 05/15/36	1,885,093	0.5
8,744,334	^	5.841%, due 07/15/40	1,726,044	0.4
279,626	^	5.941%, due 07/15/35	44,073	0.0
31,329	^	7.000%, due 03/15/28	7,047	0.0
185,333	^	7.000%, due 04/15/28	45,586	0.0
295,217	^	7.441%, due 03/15/29	59,630	0.0
285,561	^	7.491%, due 03/15/29	54,759	0.0
387,967	^	8.741%, due 08/15/29	107,892	0.0
4,254,219		0.659%-23.984%, due 05/15/17- 08/15/35	4,776,485	1.1
			17,408,401	4.2
		Federal National Mortgage Association: 7.4%##
7,673,994		0.830%, due 12/25/36	7,764,958	1.9
2,000,000		2.350%, due 09/06/22	2,012,024	0.5
2,000,000		2.400%, due 09/13/22	2,004,200	0.5
6,047,000	W	3.000%, due 11/25/42	6,310,611	1.5
9,345,481	^	5.000%, due 05/25/18	744,575	0.2
1,212,663		5.000%, due 07/25/40	1,316,241	0.3
7,586,482	^	6.240%, due 02/25/42	1,820,152	0.5
382,678	^	6.330%, due 06/25/37	63,244	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Federal National Mortgage Association (continued)
1,106,525	^	6.360%, due 06/25/36	$159,011	0.1
51,906	^	6.540%, due 05/25/35	10,681	0.0
120,913	^	6.840%, due 10/25/22	8,187	0.0
92,427	^	6.890%, due 06/25/23	13,416	0.0
98,905	^	7.000%, due 03/25/33	23,600	0.0
72,751	^	7.000%, due 04/25/33	16,811	0.0
278,436	^	7.020%, due 09/25/36	63,290	0.0
497,175	^	7.340%, due 10/25/33	99,356	0.0
522,904	^	7.420%, due 03/25/23	60,710	0.0
303,889	^	7.540%, due 07/25/31	70,388	0.0
174,200	^	7.540%, due 02/25/32	36,789	0.0
92,449	^	7.740%, due 07/25/32	21,727	0.0
1,331,354		32.402%, due 11/25/36	2,154,411	0.5
4,530,258		0.610%-27.237%, due 09/01/14- 06/01/41	5,175,450	1.3
185,742	^	5.500%, due 07/01/33	24,829	0.0
73,379	^	5.500%, due 06/01/35	12,068	0.0
322,141	^	6.000%, due 12/01/32	44,290	0.0
122,404	^	6.000%, due 02/01/33	20,484	0.0
170,352	^	6.000%, due 03/01/33	25,713	0.0
127,132	^	6.000%, due 03/01/33	20,619	0.0
80,539	^	6.000%, due 09/01/35	14,829	0.0
511,103	^	6.500%, due 02/01/32	97,508	0.1
78,530	^	7.000%, due 02/01/28	15,179	0.0
112,340	^	7.500%, due 01/01/24	22,628	0.0
			30,247,979	7.4
		Government National Mortgage Association: 2.8%
5,963,000	W	3.000%, due 08/15/42	6,340,346	1.6
4,203,907	^	4.000%, due 04/20/38	488,385	0.1
10,066,186	^	5.639%, due 06/20/40	1,548,746	0.4
Principal Amount†			Value	Percentage of Net Assets
1,365,676		21.365%, due 03/20/37	$2,118,771	0.5
723,931		5.000%-8.000%, due 01/16/30- 02/20/35	854,400	0.2
			11,350,648	2.8
		Total U.S. Government Agency Obligations (Cost $55,489,115)	59,007,028	14.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.2%
		Canada: 0.0%
3,941		Other Securities	$52,179	0.0
		United States: 0.2%
43,357		Other Securities (b)	514,610	0.2
		Total Common Stock (Cost $1,299,823)	566,789	0.2
WARRANTS: —%
		Consumer Discretionary: —%
2,406		Other Securities	—	—
		Total Warrants (Cost $—)	—	—
INVESTMENT COMPANIES: 28.9%
		Emerging Markets: 28.9%
2,201,415	**	ING Emerging Markets Corporate Debt Fund Class P	23,026,804	5.6
4,997,932	**	ING Emerging Markets Hard Currency Sovereign Debt Fund Class P	52,028,477	12.7
4,200,000	**	ING Emerging Markets Local Currency Debt Fund Class P	43,722,000	10.6
		Total Investment Companies (Cost $114,575,466)	118,777,281	28.9

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.3%
		Interest Rate Swaptions: 0.3%
4,745,000	@	Call Swaption, Receive a floating rate based on 3-month-USD- LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	$255,106	0.0
4,745,000	@	Call Swaption, Receive a floating rate based on 3-month-USD- LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	255,106	0.1
4,745,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month- USD-LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	297,562	0.1
4,745,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month- USD-LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	297,562	0.1
			1,105,336	0.3
		Options on Currencies: 0.0%
21,800,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.275, Exp. 01/04/13 Counterparty: Barclays Bank PLC	106	0.0
# of Contracts			Value	Percentage of Net Assets
8,300,000	@	USD Put vs. MYR Call Currency Option, Strike @ 3.000, Exp. 01/16/13 Counterparty: Deutsche Bank AG	$1,412	0.0
			1,518	0.0
		Total Purchased Options (Cost $1,970,948)	1,106,854	0.3
		Total Long-Term Investments (Cost $378,358,776)	389,655,075	94.9
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.2%
		Securities Lending Collateralcc(1): 1.4%
1,325,181		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,325,203, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $1,351,685, due 08/01/27- 01/01/43)	$1,325,181	0.4

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
1,325,181	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,325,196, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,351,685, due 10/01/16- 12/20/42)	$1,325,181	0.3
278,959	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $278,962, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $284,539, due 10/31/17- 08/15/22)	278,959	0.1
1,325,181	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,325,195, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,351,685, due 08/09/13- 06/20/42)	1,325,181	0.3
Principal Amount†				Value	Percentage of Net Assets
1,325,181			Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $1,325,206, collateralized by various U.S. Government Agency Obligations, 0.000%-6.101%, Market Value plus accrued interest $1,351,685, due 03/10/14- 12/20/42)	$1,325,181	0.3
				5,579,683	1.4
			Foreign Government Bonds: 3.9%
MYR	4,000,000	Z	Bank Negara Malaysia Monetary Notes, 0.029%, 04/09/13	1,297,579	0.3
MYR	14,750,000	Z	Bank Negara Malaysia Monetary Notes, 0.029%, 04/23/13	4,779,255	1.2
MXN	39,167,000	Z	Mexico Cetes, 0.045%, 09/19/13	2,934,972	0.7
MXN	95,000,000	Z	Mexico Cetes, 0.048%, 05/30/13	7,217,657	1.7
NGN	10,500,000		Nigeria Government Bond, 12.200%, 10/10/13	61,358	0.0
				16,290,821	3.9

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
7,867,001	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $7,867,001)	$7,867,001	1.9
	Total Short-Term Investments (Cost $29,836,478)	29,737,505	7.2
	Total Investments in Securities (Cost $408,195,254)	$419,392,580	102.1
	Liabilities in Excess of Other Assets	(8,583,865)	(2.1)
	Net Assets	$410,808,715	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

W  Settlement is on a when-issued or delayed-delivery basis.

L  Loaned security, a portion or all of the security is on loan at December 31, 2012.

**  Investment in affiliate

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  The grouping contains securities in default.

(b)  This grouping contains securities on loan.

BRL  Brazilian Real

DOP  Dominican Peso

EUR  EU Euro

GBP  British Pound

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NGN  Nigerian Naira

RUB  Russian Ruble

THB  Thai Baht

ZAR  South African Rand

Cost for federal income tax purposes is $408,747,727.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$16,567,591
Gross Unrealized Depreciation	(5,922,738)
Net Unrealized Appreciation	$10,644,853
Sector Diversification	Percentage of Net Assets
Affiliated Mutual Funds	28.9%
Foreign Government Bonds	16.6
Collateralized Mortgage Obligations	8.9
Federal National Mortgage Association	6.4
U.S. Treasury Notes	5.4
Financials	4.7
Federal Home Loan Mortgage Corporation	3.7
U.S. Treasury Bonds	3.3
Government National Mortgage Association	2.8
Consumer Discretionary	2.6
Energy	2.4
U.S. Government Agency Obligations	1.5
Information Technology	1.4
Telecommunication Services	1.4
Utilities	1.2
Consumer Staples	1.1
Health Care	1.0
Industrials	0.7
Materials	0.4
Interest Rate Swaptions	0.3
Structured Products	0.2
Options on Currencies	0.0
Short-Term Investments	7.2
Liabilities in Excess of Other Assets	(2.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock
Canada	$52,179	$—	$—	$52,179
United States	19,155	—	495,455	514,610
Total Common Stock	71,334	—	495,455	566,789
Warrants	—	—	—	—
Purchased Options	—	1,106,854	—	1,106,854
Corporate Bonds/Notes	—	68,443,768	91,296	68,535,064
Collateralized Mortgage Obligations	—	35,721,650	962,184	36,683,834
Structured Products	—	—	1,069,407	1,069,407
Short-Term Investments	7,867,001	21,870,504	—	29,737,505
U.S. Treasury Obligations	—	35,739,916	—	35,739,916
Foreign Government Bonds	—	68,168,902	—	68,168,902
Investment Companies	118,777,281	—	—	118,777,281
U.S. Government Agency Obligations	—	59,007,028	—	59,007,028
Total Investments, at fair value	$126,715,616	$290,058,622	$2,618,342	$419,392,580
Other Financial Instruments+
Swaps	—	37,645	—	37,645
Futures	652,719	—	—	652,719
Written Options	—	—	—	—
Forward Foreign Currency Contracts	—	6,506,064	—	6,506,064
Total Assets	$127,368,335	$296,602,331	$2,618,342	$426,589,008
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(6,199,050)	$—	$(6,199,050)
Futures	(346,230)	—	—	(346,230)
Written Options	—	(617)	—	(617)
Forward Foreign Currency Contracts	—	(7,395,656)	—	(7,395,656)
Total Liabilities	$(346,230)	$(13,595,323)	$—	$(13,941,553)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Global Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	New Zealand Dollar	7,102,323	Buy	01/11/13	$5,816,000	$5,866,212	$50,212
Barclays Bank PLC	British Pound	1,191,021	Buy	01/11/13	1,925,000	1,934,714	9,714
Barclays Bank PLC	Indonesian Rupiah	70,780,580,000	Buy	01/11/13	7,267,000	7,223,702	(43,298)
Barclays Bank PLC	Hungarian Forint	607,963,530	Buy	01/11/13	2,791,000	2,751,426	(39,574)
Barclays Bank PLC	British Pound	786,631	Buy	01/11/13	1,267,000	1,277,815	10,815
Barclays Bank PLC	Norwegian Krone	4,997,269	Buy	01/11/13	880,000	898,874	18,874
Barclays Bank PLC	Hungarian Forint	222,368,706	Buy	01/11/13	991,000	1,006,362	15,362
Barclays Bank PLC	British Pound	2,559,018	Buy	01/11/13	4,126,000	4,156,909	30,909
Barclays Bank PLC	Polish Zloty	9,120,077	Buy	03/08/13	2,949,000	2,927,398	(21,602)
Barclays Bank PLC	Thai Baht	193,976,119	Buy	03/08/13	6,317,000	6,318,045	1,045
Barclays Bank PLC	South African Rand	14,595,841	Buy	03/08/13	1,702,000	1,706,587	4,587
Barclays Bank PLC	Canadian Dollar	3,938,939	Buy	03/08/13	3,994,000	3,954,602	(39,398)
Barclays Bank PLC	Canadian Dollar	3,258,427	Buy	03/08/13	3,298,000	3,271,384	(26,616)
Barclays Bank PLC	EU Euro	1,560,802	Buy	03/08/13	2,032,000	2,061,333	29,333
Barclays Bank PLC	EU Euro	9,036,977	Buy	03/08/13	11,721,528	11,935,034	213,506
Barclays Bank PLC	British Pound	2,020,273	Buy	01/11/13	3,239,000	3,281,762	42,762
Barclays Bank PLC	Swiss Franc	1,415,593	Buy	01/11/13	1,506,973	1,547,950	40,977

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Singapore Dollar	2,685,533	Buy	01/11/13	$2,176,983	$2,198,420	$21,437
Citigroup, Inc.	Norwegian Krone	9,355,797	Buy	01/11/13	1,683,000	1,682,855	(145)
Citigroup, Inc.	Norwegian Krone	12,005,696	Buy	01/11/13	2,114,000	2,159,500	45,500
Citigroup, Inc.	British Pound	1,730,012	Buy	01/11/13	2,774,000	2,810,259	36,259
Citigroup, Inc.	Norwegian Krone	8,654,356	Buy	01/11/13	1,523,000	1,556,685	33,685
Citigroup, Inc.	Norwegian Krone	4,963,263	Buy	01/11/13	876,000	892,757	16,757
Citigroup, Inc.	New Zealand Dollar	1,828,986	Buy	01/11/13	1,507,000	1,510,663	3,663
Citigroup, Inc.	New Zealand Dollar	1,797,652	Buy	01/11/13	1,479,000	1,484,783	5,783
Citigroup, Inc.	Hungarian Forint	605,598,959	Buy	01/11/13	2,784,112	2,740,725	(43,387)
Citigroup, Inc.	Norwegian Krone	4,908,680	Buy	01/11/13	870,000	882,939	12,939
Citigroup, Inc.	British Pound	3,720,089	Buy	01/11/13	5,966,000	6,042,971	76,971
Citigroup, Inc.	Norwegian Krone	15,266,891	Buy	01/11/13	2,685,000	2,746,101	61,101
Citigroup, Inc.	EU Euro	1,306,426	Buy	01/11/13	1,695,000	1,724,548	29,548
Citigroup, Inc.	EU Euro	1,211,896	Buy	03/08/13	1,601,000	1,600,538	(462)
Citigroup, Inc.	Colombian Peso	7,348,914,000	Buy	03/08/13	4,140,000	4,135,116	(4,884)
Citigroup, Inc.	EU Euro	1,316,267	Buy	03/08/13	1,741,000	1,738,379	(2,621)
Citigroup, Inc.	Indian Rupee	104,197,313	Buy	03/08/13	1,875,000	1,878,654	3,654
Citigroup, Inc.	Norwegian Krone	15,637,793	Buy	01/11/13	2,703,000	2,812,816	109,816
Citigroup, Inc.	Indian Rupee	616,356,367	Buy	03/08/13	11,245,327	11,112,764	(132,563)
Citigroup, Inc.	Norwegian Krone	7,786,608	Buy	01/11/13	1,369,000	1,400,600	31,600
Citigroup, Inc.	British Pound	1,677,600	Buy	01/11/13	2,696,000	2,725,119	29,119
Citigroup, Inc.	British Pound	2,632,378	Buy	01/11/13	4,213,000	4,276,076	63,076
Citigroup, Inc.	Hungarian Forint	308,224,000	Buy	01/11/13	1,389,072	1,394,913	5,841
Citigroup, Inc.	Mexican Peso	19,314,747	Buy	03/08/13	1,481,720	1,485,457	3,737
Citigroup, Inc.	Hungarian Forint	2,006,690,320	Buy	01/11/13	9,148,261	9,081,566	(66,695)
Citigroup, Inc.	EU Euro	221,733	Buy	03/08/13	286,064	292,841	6,777
Citigroup, Inc.	Canadian Dollar	8,750,297	Buy	03/08/13	8,783,146	8,785,092	1,946
Citigroup, Inc.	EU Euro	32,879,932	Buy	03/08/13	42,689,758	43,424,157	734,399
Citigroup, Inc.	Israeli New Shekel	4,512,031	Buy	03/08/13	1,133,601	1,205,391	71,790
Credit Suisse Group AG	Swiss Franc	3,306,933	Buy	01/11/13	3,624,000	3,616,129	(7,871)
Credit Suisse Group AG	Norwegian Krone	24,554,237	Buy	01/11/13	4,371,000	4,416,643	45,643
Credit Suisse Group AG	Norwegian Krone	24,691,836	Buy	01/11/13	4,369,000	4,441,394	72,394
Credit Suisse Group AG	Philippine Peso	191,630,750	Buy	01/11/13	4,700,000	4,668,172	(31,828)
Credit Suisse Group AG	Norwegian Krone	10,101,683	Buy	01/11/13	1,756,000	1,817,020	61,020
Credit Suisse Group AG	Swedish Krona	15,019,006	Buy	01/11/13	2,221,000	2,309,034	88,034
Credit Suisse Group AG	Norwegian Krone	4,146,477	Buy	01/11/13	721,000	745,839	24,839
Credit Suisse Group AG	Swedish Krona	13,777,288	Buy	01/11/13	2,066,000	2,118,132	52,132
Credit Suisse Group AG	Norwegian Krone	16,430,685	Buy	01/11/13	2,867,000	2,955,436	88,436
Credit Suisse Group AG	Norwegian Krone	7,442,302	Buy	01/11/13	1,299,000	1,338,669	39,669
Credit Suisse Group AG	Canadian Dollar	1,971,094	Buy	03/08/13	1,984,000	1,978,932	(5,068)
Credit Suisse Group AG	Norwegian Krone	21,608,644	Buy	01/11/13	3,777,000	3,886,811	109,811
Credit Suisse Group AG	Canadian Dollar	2,912,898	Buy	03/08/13	2,932,000	2,924,481	(7,519)
Credit Suisse Group AG	Mexican Peso	20,581,541	Buy	03/08/13	1,580,000	1,582,882	2,882
Credit Suisse Group AG	Colombian Peso	7,195,286,000	Buy	03/08/13	3,934,000	4,048,672	114,672
Credit Suisse Group AG	South Korean Won	176,247,900	Buy	03/08/13	162,000	163,997	1,997
Credit Suisse Group AG	British Pound	1,193,704	Buy	01/11/13	1,927,000	1,939,071	12,071
Credit Suisse Group AG	Canadian Dollar	14,386,621	Buy	03/08/13	14,442,369	14,443,829	1,460
Credit Suisse Group AG	Japanese Yen	4,032,463,889	Buy	03/08/13	49,143,307	46,569,228	(2,574,079)
Credit Suisse Group AG	British Pound	3,063,655	Buy	01/11/13	4,974,000	4,976,649	2,649
Credit Suisse Group AG	Norwegian Krone	9,956,665	Buy	01/11/13	1,737,000	1,790,935	53,935
Credit Suisse Group AG	Danish Krone	6,741,468	Buy	01/11/13	1,163,924	1,192,841	28,917
Credit Suisse Group AG	British Pound	1,080,240	Buy	01/11/13	1,746,522	1,754,759	8,237
Credit Suisse Group AG	Norwegian Krone	72,089,294	Buy	01/11/13	12,446,330	12,966,915	520,585
Credit Suisse Group AG	New Zealand Dollar	10,047,349	Buy	01/11/13	8,186,057	8,298,676	112,619
Credit Suisse Group AG	Swedish Krona	45,686,396	Buy	01/11/13	6,878,840	7,023,864	145,024
Deutsche Bank AG	Russian Ruble	11,886,875	Buy	01/11/13	385,000	388,493	3,493
Deutsche Bank AG	Brazilian Real	1,086,246	Buy	01/11/13	518,000	529,928	11,928
Deutsche Bank AG	British Pound	716,944	Buy	01/11/13	1,161,000	1,164,615	3,615
Deutsche Bank AG	Norwegian Krone	22,865,437	Buy	01/11/13	4,083,000	4,112,874	29,874
Deutsche Bank AG	British Pound	2,173,389	Buy	01/11/13	3,513,000	3,530,486	17,486
Deutsche Bank AG	British Pound	1,387,886	Buy	01/11/13	2,222,000	2,254,504	32,504
Deutsche Bank AG	New Zealand Dollar	3,063,390	Buy	01/11/13	2,499,000	2,530,228	31,228
Deutsche Bank AG	New Zealand Dollar	1,760,465	Buy	01/11/13	1,420,000	1,454,068	34,068
Deutsche Bank AG	New Zealand Dollar	2,505,349	Buy	01/11/13	2,020,000	2,069,310	49,310
Deutsche Bank AG	Russian Ruble	225,403,690	Buy	01/11/13	7,042,215	7,366,757	324,542
Deutsche Bank AG	Australian Dollar	1,484,379	Buy	03/08/13	1,537,000	1,534,181	(2,819)
Deutsche Bank AG	EU Euro	11,141,133	Buy	03/08/13	14,679,000	14,713,970	34,970
Deutsche Bank AG	Mexican Peso	17,752,459	Buy	03/08/13	1,370,465	1,365,304	(5,161)
Deutsche Bank AG	Hong Kong Sar Dollar	15,930,916	Buy	03/08/13	2,056,000	2,055,826	(174)
Deutsche Bank AG	Taiwan New Dollar	24,926,400	Buy	03/08/13	864,000	858,592	(5,408)
Deutsche Bank AG	Indian Rupee	95,204,320	Buy	03/08/13	1,712,000	1,716,512	4,512

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Norwegian Krone	35,458,341	Buy	01/11/13	$6,251,000	$6,377,997	$126,997
Deutsche Bank AG	Mexican Peso	38,119,813	Buy	03/08/13	2,954,000	2,931,714	(22,286)
Deutsche Bank AG	Polish Zloty	857,388	Buy	03/08/13	266,429	275,208	8,779
Deutsche Bank AG	South African Rand	5,236,743	Buy	03/08/13	597,045	612,295	15,250
Deutsche Bank AG	Japanese Yen	74,725,404	Buy	03/08/13	908,000	862,972	(45,028)
Deutsche Bank AG	Mexican Peso	28,891,862	Buy	03/08/13	2,223,000	2,222,012	(988)
Deutsche Bank AG	Mexican Peso	15,734,499	Buy	03/08/13	1,206,000	1,210,107	4,107
Deutsche Bank AG	Turkish Lira	10,763,127	Buy	03/08/13	5,958,000	5,982,112	24,112
Deutsche Bank AG	Argentine Peso	19,437,670	Buy	01/11/13	3,911,000	3,930,256	19,256
Deutsche Bank AG	EU Euro	5,538,719	Buy	03/08/13	7,166,570	7,314,923	148,353
Deutsche Bank AG	Chilean Peso	644,159,125	Buy	01/11/13	1,359,526	1,343,935	(15,591)
Deutsche Bank AG	South Korean Won	9,900,715,288	Buy	03/08/13	9,028,804	9,212,527	183,723
Deutsche Bank AG	Peruvian Nuevo Sol	10,496,604	Buy	03/08/13	4,015,533	4,098,357	82,824
Deutsche Bank AG	Polish Zloty	23,715,541	Buy	03/08/13	7,173,700	7,612,308	438,608
Deutsche Bank AG	Taiwan New Dollar	11,779,086	Buy	03/08/13	405,337	405,732	395
Deutsche Bank AG	Chinese Yuan	23,047,020	Buy	08/09/13	3,660,000	3,649,925	(10,075)
HSBC	Swiss Franc	1,524,054	Buy	01/11/13	1,662,000	1,666,552	4,552
HSBC	Brazilian Real	10,447,422	Buy	01/11/13	5,061,000	5,096,802	35,802
HSBC	South Korean Won	1,725,354,000	Buy	03/08/13	1,602,000	1,605,426	3,426
HSBC	South Korean Won	1,416,937,200	Buy	03/08/13	1,316,000	1,318,447	2,447
HSBC	Thai Baht	42,569,541	Buy	03/08/13	1,378,369	1,386,543	8,174
HSBC	Malaysian Ringgit	10,571,429	Buy	03/08/13	3,425,720	3,441,521	15,801
JPMorgan Chase & Co.	British Pound	2,204,244	Buy	01/11/13	3,561,000	3,580,608	19,608
JPMorgan Chase & Co.	British Pound	312,834	Buy	01/11/13	502,000	508,172	6,172
JPMorgan Chase & Co.	New Zealand Dollar	1,836,444	Buy	01/11/13	1,485,000	1,516,823	31,823
JPMorgan Chase & Co.	British Pound	3,302,157	Buy	01/11/13	5,284,000	5,364,076	80,076
JPMorgan Chase & Co.	Mexican Peso	71,008,220	Buy	03/08/13	5,423,000	5,461,091	38,091
JPMorgan Chase & Co.	Turkish Lira	8,482,312	Buy	03/08/13	4,720,000	4,714,442	(5,558)
JPMorgan Chase & Co.	Canadian Dollar	3,718,037	Buy	03/08/13	3,767,000	3,732,821	(34,179)
JPMorgan Chase & Co.	Czech Koruna	82,375,502	Buy	03/08/13	4,329,000	4,336,306	7,306
JPMorgan Chase & Co.	Mexican Peso	977,571	Buy	03/08/13	76,347	75,183	(1,164)
JPMorgan Chase & Co.	Australian Dollar	1,721,157	Buy	03/08/13	1,804,000	1,778,904	(25,096)
JPMorgan Chase & Co.	Mexican Peso	37,833,646	Buy	03/08/13	2,920,000	2,909,705	(10,295)
UBS Warburg LLC	Norwegian Krone	23,204,761	Buy	01/11/13	4,118,000	4,173,909	55,909
UBS Warburg LLC	British Pound	2,420,669	Buy	01/11/13	3,882,000	3,932,172	50,172
UBS Warburg LLC	New Zealand Dollar	2,898,399	Buy	01/11/13	2,388,000	2,393,953	5,953
UBS Warburg LLC	Norwegian Krone	10,087,227	Buy	01/11/13	1,743,000	1,814,419	71,419
UBS Warburg LLC	Australian Dollar	1,685,167	Buy	03/08/13	1,758,000	1,741,706	(16,294)
UBS Warburg LLC	Australian Dollar	3,700,795	Buy	03/08/13	3,873,000	3,824,960	(48,040)
UBS Warburg LLC	Japanese Yen	145,308,744	Buy	03/08/13	1,727,000	1,678,110	(48,890)
UBS Warburg LLC	EU Euro	1,197,145	Buy	03/08/13	1,568,000	1,581,056	13,056
UBS Warburg LLC	Australian Dollar	1,250,505	Buy	03/08/13	1,301,000	1,292,460	(8,540)
UBS Warburg LLC	British Pound	718,588	Buy	01/11/13	1,149,000	1,167,286	18,286
UBS Warburg LLC	EU Euro	4,168,389	Buy	03/08/13	5,446,000	5,505,144	59,144
UBS Warburg LLC	South African Rand	5,377,945	Buy	03/08/13	600,000	628,805	28,805
UBS Warburg LLC	Canadian Dollar	3,043,072	Buy	03/08/13	3,060,000	3,055,173	(4,827)
UBS Warburg LLC	British Pound	599,435	Buy	01/11/13	970,000	973,732	3,732
							$2,292,185
Barclays Bank PLC	British Pound	284,974	Sell	01/11/13	463,000	462,916	84
Barclays Bank PLC	British Pound	1,870,339	Sell	01/11/13	2,996,000	3,038,207	(42,207)
Barclays Bank PLC	British Pound	700,542	Sell	01/11/13	1,112,000	1,137,972	(25,972)
Barclays Bank PLC	British Pound	1,431,945	Sell	01/11/13	2,276,000	2,326,073	(50,073)
Barclays Bank PLC	British Pound	2,394,077	Sell	01/11/13	3,824,000	3,888,977	(64,977)
Barclays Bank PLC	British Pound	95,865	Sell	01/11/13	153,000	155,724	(2,724)
Barclays Bank PLC	Canadian Dollar	2,635,970	Sell	03/08/13	2,643,000	2,646,452	(3,452)
Barclays Bank PLC	South African Rand	37,909,877	Sell	03/08/13	4,413,000	4,432,530	(19,530)
Barclays Bank PLC	British Pound	1,248,381	Sell	01/11/13	2,012,000	2,027,890	(15,890)
Barclays Bank PLC	Colombian Peso	736,440,000	Sell	03/08/13	408,000	414,383	(6,383)
Barclays Bank PLC	EU Euro	1,831,369	Sell	03/08/13	2,424,000	2,418,669	5,331
Barclays Bank PLC	British Pound	1,905,044	Sell	01/11/13	3,049,000	3,094,583	(45,583)
Barclays Bank PLC	EU Euro	1,672,226	Sell	03/08/13	2,193,000	2,208,489	(15,489)
Barclays Bank PLC	Polish Zloty	6,730,835	Sell	03/08/13	2,116,000	2,160,490	(44,490)
Barclays Bank PLC	British Pound	535,722	Sell	01/11/13	861,000	870,235	(9,235)
Barclays Bank PLC	Australian Dollar	1,788,117	Sell	03/08/13	1,853,772	1,848,111	5,661
Barclays Bank PLC	Mexican Peso	70,481,111	Sell	03/08/13	5,378,390	5,420,552	(42,162)
Barclays Bank PLC	Hungarian Forint	1,590,612,852	Sell	01/11/13	7,056,485	7,198,548	(142,063)
Barclays Bank PLC	South African Rand	85,617,380	Sell	03/08/13	9,501,957	10,010,626	(508,669)
Citigroup, Inc.	Brazilian Real	8,571,792	Sell	01/11/13	4,128,000	4,181,771	(53,771)
Citigroup, Inc.	Norwegian Krone	51,610,213	Sell	01/11/13	9,245,000	9,283,282	(38,282)
Citigroup, Inc.	New Zealand Dollar	4,897,111	Sell	01/11/13	4,118,000	4,044,802	73,198

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	British Pound	1,858,040	Sell	01/11/13	$2,992,000	$3,018,229	$(26,229)
Citigroup, Inc.	Hungarian Forint	757,221,618	Sell	01/11/13	3,484,000	3,426,916	57,084
Citigroup, Inc.	Hungarian Forint	370,553,273	Sell	01/11/13	1,695,000	1,676,992	18,008
Citigroup, Inc.	New Zealand Dollar	3,605,822	Sell	01/11/13	2,961,000	2,978,253	(17,253)
Citigroup, Inc.	Turkish Lira	8,062,410	Sell	03/08/13	4,463,000	4,481,062	(18,062)
Citigroup, Inc.	Malaysian Ringgit	5,997,502	Sell	03/08/13	1,948,000	1,952,482	(4,482)
Citigroup, Inc.	Colombian Peso	6,622,350,000	Sell	03/08/13	3,710,000	3,726,290	(16,290)
Citigroup, Inc.	Thai Baht	86,004,908	Sell	03/08/13	2,794,000	2,801,287	(7,287)
Citigroup, Inc.	EU Euro	6,234,302	Sell	03/08/13	8,238,000	8,233,572	4,428
Citigroup, Inc.	British Pound	1,534,116	Sell	01/11/13	2,459,000	2,492,043	(33,043)
Citigroup, Inc.	Swedish Krona	6,619,698	Sell	01/11/13	993,000	1,017,718	(24,718)
Citigroup, Inc.	British Pound	802,587	Sell	01/11/13	1,279,000	1,303,735	(24,735)
Citigroup, Inc.	Australian Dollar	3,942,186	Sell	03/08/13	4,118,000	4,074,451	43,549
Citigroup, Inc.	New Zealand Dollar	686,091	Sell	01/11/13	558,000	566,682	(8,682)
Citigroup, Inc.	Australian Dollar	506,189	Sell	03/08/13	524,699	523,172	1,527
Citigroup, Inc.	Israeli New Shekel	2,277,811	Sell	03/08/13	587,901	608,519	(20,618)
Credit Suisse Group AG	Swedish Krona	18,291,604	Sell	01/11/13	2,769,000	2,812,166	(43,166)
Credit Suisse Group AG	Norwegian Krone	24,150,839	Sell	01/11/13	4,310,000	4,344,083	(34,083)
Credit Suisse Group AG	Norwegian Krone	24,493,499	Sell	01/11/13	4,360,000	4,405,718	(45,718)
Credit Suisse Group AG	British Pound	1,783,896	Sell	01/11/13	2,856,000	2,897,789	(41,789)
Credit Suisse Group AG	Norwegian Krone	11,718,182	Sell	01/11/13	2,039,000	2,107,784	(68,784)
Credit Suisse Group AG	Swedish Krona	12,855,128	Sell	01/11/13	1,916,000	1,976,358	(60,358)
Credit Suisse Group AG	Norwegian Krone	12,145,099	Sell	01/11/13	2,113,000	2,184,575	(71,575)
Credit Suisse Group AG	Norwegian Krone	10,669,148	Sell	01/11/13	1,865,000	1,919,091	(54,091)
Credit Suisse Group AG	Peruvian Nuevo Sol	1,036,919	Sell	03/08/13	403,000	404,861	(1,861)
Credit Suisse Group AG	Norwegian Krone	17,530,759	Sell	01/11/13	3,049,000	3,153,310	(104,310)
Credit Suisse Group AG	Swedish Krona	8,221,970	Sell	01/11/13	1,241,000	1,264,052	(23,052)
Credit Suisse Group AG	Norwegian Krone	9,448,844	Sell	01/11/13	1,658,000	1,699,592	(41,592)
Credit Suisse Group AG	Norwegian Krone	27,146,778	Sell	01/11/13	4,782,000	4,882,971	(100,971)
Credit Suisse Group AG	Norwegian Krone	23,566,581	Sell	01/11/13	4,167,000	4,238,991	(71,991)
Credit Suisse Group AG	Malaysian Ringgit	6,983,209	Sell	03/08/13	2,278,000	2,273,378	4,622
Credit Suisse Group AG	Turkish Lira	4,667,907	Sell	03/08/13	2,579,000	2,594,408	(15,408)
Credit Suisse Group AG	South Korean Won	53,353,650	Sell	03/08/13	49,000	49,645	(645)
Credit Suisse Group AG	South Korean Won	10,873,000	Sell	03/08/13	10,000	10,117	(117)
Credit Suisse Group AG	EU Euro	1,412,744	Sell	03/08/13	1,850,000	1,865,796	(15,796)
Credit Suisse Group AG	South Korean Won	8,160,675,600	Sell	03/08/13	7,502,000	7,593,435	(91,435)
Credit Suisse Group AG	Mexican Peso	92,174,604	Sell	03/08/13	7,025,551	7,088,952	(63,401)
Credit Suisse Group AG	Turkish Lira	2,360,423	Sell	03/08/13	1,293,292	1,311,916	(18,624)
Deutsche Bank AG	British Pound	716,919	Sell	01/11/13	1,159,000	1,164,575	(5,575)
Deutsche Bank AG	Russian Ruble	126,195,780	Sell	01/11/13	4,143,000	4,124,394	18,606
Deutsche Bank AG	Indonesian Rupiah	39,929,806,000	Sell	01/11/13	4,067,000	4,075,144	(8,144)
Deutsche Bank AG	New Zealand Dollar	4,829,745	Sell	01/11/13	4,059,000	3,989,161	69,839
Deutsche Bank AG	Swedish Krona	24,673,625	Sell	01/11/13	3,708,000	3,793,344	(85,344)
Deutsche Bank AG	Brazilian Real	11,131,704	Sell	01/11/13	5,316,000	5,430,631	(114,631)
Deutsche Bank AG	Hungarian Forint	302,096,703	Sell	01/11/13	1,381,915	1,367,182	14,733
Deutsche Bank AG	New Zealand Dollar	9,153,310	Sell	01/11/13	7,497,000	7,560,239	(63,239)
Deutsche Bank AG	Hungarian Forint	300,525,710	Sell	01/11/13	1,364,315	1,360,072	4,243
Deutsche Bank AG	New Zealand Dollar	3,752,957	Sell	01/11/13	3,051,000	3,099,780	(48,780)
Deutsche Bank AG	Australian Dollar	1,831,544	Sell	03/08/13	1,894,000	1,892,994	1,006
Deutsche Bank AG	Australian Dollar	1,850,237	Sell	03/08/13	1,910,000	1,912,315	(2,315)
Deutsche Bank AG	Peruvian Nuevo Sol	7,568,043	Sell	03/08/13	2,958,000	2,954,913	3,087
Deutsche Bank AG	Czech Koruna	37,937,900	Sell	03/08/13	2,002,000	1,997,078	4,922
Deutsche Bank AG	Canadian Dollar	2,698,849	Sell	03/08/13	2,713,000	2,709,581	3,419
Deutsche Bank AG	EU Euro	3,970,744	Sell	03/08/13	5,271,000	5,244,117	26,883
Deutsche Bank AG	British Pound	1,387,074	Sell	01/11/13	2,222,000	2,253,185	(31,185)
Deutsche Bank AG	Canadian Dollar	3,486,543	Sell	03/08/13	3,500,000	3,500,407	(407)
Deutsche Bank AG	Japanese Yen	347,128,872	Sell	03/08/13	4,112,000	4,008,845	103,155
Deutsche Bank AG	Indian Rupee	341,639,220	Sell	03/08/13	6,169,000	6,159,677	9,323
Deutsche Bank AG	Polish Zloty	12,868,880	Sell	03/08/13	4,148,000	4,130,704	17,296
Deutsche Bank AG	Australian Dollar	1,689,696	Sell	03/08/13	1,775,000	1,746,387	28,613
Deutsche Bank AG	Mexican Peso	968,179	Sell	03/08/13	74,764	74,461	303
Deutsche Bank AG	EU Euro	399,500	Sell	03/08/13	518,000	527,615	(9,615)
Deutsche Bank AG	Australian Dollar	758,605	Sell	03/08/13	785,000	784,057	943
Deutsche Bank AG	Polish Zloty	834,555	Sell	03/08/13	262,091	267,879	(5,788)
Deutsche Bank AG	New Zealand Dollar	1,038,305	Sell	01/11/13	857,000	857,595	(595)
Deutsche Bank AG	Czech Koruna	100,585,477	Sell	03/08/13	5,024,531	5,294,892	(270,361)
Deutsche Bank AG	Colombian Peso	1,170,158,723	Sell	03/08/13	634,301	658,430	(24,129)
HSBC	British Pound	586,606	Sell	01/11/13	953,000	952,892	108
HSBC	Hungarian Forint	71,886	Sell	01/11/13	328	325	3
HSBC	Mexican Peso	53,469,412	Sell	03/08/13	4,127,000	4,112,219	14,781
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	Malaysian Ringgit	6,683,880	Sell	03/08/13	$2,180,000	$2,175,932	$4,068
HSBC	Mexican Peso	12,847,126	Sell	03/08/13	1,003,000	988,045	14,955
HSBC	Thai Baht	93,995,500	Sell	03/08/13	3,043,501	3,061,550	(18,049)
HSBC	Indonesian Rupiah	39,899,764,000	Sell	01/11/13	4,120,599	4,072,077	48,522
HSBC	Brazilian Real	13,330,834	Sell	01/11/13	6,506,655	6,503,482	3,173
HSBC	Thai Baht	124,801,694	Sell	03/08/13	4,032,104	4,064,947	(32,843)
JPMorgan Chase & Co.	Swedish Krona	26,337,976	Sell	01/11/13	4,029,000	4,049,222	(20,222)
JPMorgan Chase & Co.	British Pound	1,406,186	Sell	01/11/13	2,273,000	2,284,231	(11,231)
JPMorgan Chase & Co.	New Zealand Dollar	1,791,566	Sell	01/11/13	1,511,000	1,479,757	31,243
JPMorgan Chase & Co.	New Zealand Dollar	1,769,508	Sell	01/11/13	1,481,000	1,461,537	19,463
JPMorgan Chase & Co.	British Pound	1,925,878	Sell	01/11/13	3,057,000	3,128,426	(71,426)
JPMorgan Chase & Co.	New Zealand Dollar	1,794,479	Sell	01/11/13	1,477,000	1,482,162	(5,162)
JPMorgan Chase & Co.	New Zealand Dollar	3,031,924	Sell	01/11/13	2,494,000	2,504,238	(10,238)
JPMorgan Chase & Co.	British Pound	2,825,034	Sell	01/11/13	4,554,000	4,589,029	(35,029)
JPMorgan Chase & Co.	New Zealand Dollar	1,580,308	Sell	01/11/13	1,283,000	1,305,266	(22,266)
JPMorgan Chase & Co.	British Pound	1,887,073	Sell	01/11/13	3,042,000	3,065,391	(23,391)
JPMorgan Chase & Co.	Mexican Peso	94,786,759	Sell	03/08/13	7,381,916	7,289,847	92,069
JPMorgan Chase & Co.	Canadian Dollar	3,281,701	Sell	03/08/13	3,331,000	3,294,751	36,249
JPMorgan Chase & Co.	Australian Dollar	1,421,564	Sell	03/08/13	1,487,000	1,469,259	17,741
JPMorgan Chase & Co.	British Pound	5,310,936	Sell	01/11/13	8,530,000	8,627,167	(97,167)
JPMorgan Chase & Co.	Canadian Dollar	3,306,221	Sell	03/08/13	3,334,000	3,319,368	14,632
UBS Warburg LLC	Norwegian Krone	22,339,572	Sell	01/11/13	4,014,000	4,018,285	(4,285)
UBS Warburg LLC	Swedish Krona	27,356,571	Sell	01/11/13	4,174,000	4,205,822	(31,822)
UBS Warburg LLC	Norwegian Krone	23,184,929	Sell	01/11/13	4,118,000	4,170,342	(52,342)
UBS Warburg LLC	Norwegian Krone	13,088,664	Sell	01/11/13	2,312,000	2,354,297	(42,297)
UBS Warburg LLC	Norwegian Krone	10,699,134	Sell	01/11/13	1,864,000	1,924,485	(60,485)
UBS Warburg LLC	Norwegian Krone	20,351,545	Sell	01/11/13	3,538,000	3,660,693	(122,693)
UBS Warburg LLC	British Pound	770,567	Sell	01/11/13	1,240,000	1,251,721	(11,721)
UBS Warburg LLC	EU Euro	6,151,402	Sell	03/08/13	8,153,000	8,124,087	28,913
UBS Warburg LLC	New Zealand Dollar	1,562,991	Sell	01/11/13	1,263,000	1,290,963	(27,963)
UBS Warburg LLC	British Pound	824,957	Sell	01/11/13	1,320,000	1,340,073	(20,073)
UBS Warburg LLC	British Pound	4,896,945	Sell	01/11/13	7,897,000	7,954,674	(57,674)
UBS Warburg LLC	Norwegian Krone	35,355,243	Sell	01/11/13	6,251,000	6,359,452	(108,452)
UBS Warburg LLC	Norwegian Krone	23,564,014	Sell	01/11/13	4,167,000	4,238,529	(71,529)
UBS Warburg LLC	Norwegian Krone	20,735,720	Sell	01/11/13	3,676,000	3,729,796	(53,796)
UBS Warburg LLC	Norwegian Krone	10,880,898	Sell	01/11/13	1,926,000	1,957,179	(31,179)
UBS Warburg LLC	British Pound	917,569	Sell	01/11/13	1,474,000	1,490,513	(16,513)
UBS Warburg LLC	Thai Baht	54,069,583	Sell	03/08/13	1,754,555	1,761,114	(6,559)
UBS Warburg LLC	Australian Dollar	967,945	Sell	03/08/13	1,002,000	1,000,420	1,580
UBS Warburg LLC	Canadian Dollar	6,034,511	Sell	03/08/13	6,067,000	6,058,507	8,493
							$(3,181,777)

ING Global Bond Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	16	03/07/13	$2,892,080	$46,199
Australia 10-Year Bond	16	03/15/13	2,048,970	2,160
Australia 3-Year Bond	32	03/15/13	3,640,050	6,039
Canada 10-Year Bond	54	03/19/13	7,358,158	(71,422)
Euro-Bobl 5-Year	23	03/07/13	3,880,491	16,031
Euro-Schatz	194	03/07/13	28,386,840	16,879
Long Gilt	153	03/26/13	29,556,621	3,514
Short Gilt	134	03/26/13	22,566,611	(26,444)
U.S. Treasury 10-Year Note	372	03/19/13	49,394,625	(223,156)
U.S. Treasury 2-Year Note	19	03/28/13	4,188,906	(641)
U.S. Treasury Ultra Long Bond	2	03/19/13	325,188	2,807
			$154,238,540	$(228,034)
Short Contracts
Euro-Bund	(24)	03/07/13	(4,613,727)	(24,567)
Medium Gilt	(150)	03/26/13	(27,861,076)	2,003
U.S. Treasury 5-Year Note	(377)	03/28/13	(46,904,101)	20,136
U.S. Treasury Long Bond	(283)	03/19/13	(41,742,500)	536,951
			$(121,121,404)	$534,523

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

ING Global Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Bank of America	01/02/17	BRL	49,000,000	$(1,562,171)	$—	$(1,562,171)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Deutsche Bank AG	01/02/17	BRL	27,000,000	(862,669)	—	(862,669)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Morgan Stanley	01/02/17	BRL	28,500,000	(908,610)	—	(908,610)
Receive a fixed rate equal to 4.750% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/01/17	CLP	4,800,000,000	(216,676)	—	(216,676)
Receive a fixed rate equal to 4.790% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/02/17	CLP	4,800,000,000	(200,299)	—	(200,299)
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/03/17	CLP	4,800,000,000	(183,923)	—	(183,923)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.665% Counterparty: Bank of America	04/05/17	KRW	10,000,000,000	(299,541)	—	(299,541)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.660% Counterparty: Credit Suisse Group AG	03/26/17	KRW	10,000,000,000	(296,736)	—	(296,736)
Receive a fixed rate equal to 4.755% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Credit Suisse Group AG	06/17/14	MXN	384,000,000	(81,038)	—	(81,038)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 6.305% Counterparty: UBS Warburg LLC	06/03/22	MXN	80,000,000	(256,170)	—	(256,170)
Receive a floating rate based on 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 5.095% Counterparty: Bank of America	12/01/16	PLN	33,000,000	(678,771)	—	(678,771)
Receive a floating rate based on the 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 4.800% Counterparty: Deutsche Bank AG	06/04/17	PLN	33,500,000	(637,312)	—	(637,312)
Receive a fixed rate equal to 3.240% and pay a floating rate based on the 6-month THFX Index Counterparty: Bank of America	12/06/17	THB	220,000,000	14,750	—	14,750
Receive a fixed rate equal to 3.230% and pay a floating rate based on the 6-month THFX Index Counterparty: Bank of America	12/20/17	THB	220,000,000	15,546	—	15,546
Receive a fixed rate equal to 3.230% and pay a floating rate based on the 6-month THFX Index Counterparty: HSBC	12/20/17	THB	104,000,000	7,349	—	7,349
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.792% Counterparty: JPMorgan Chase & Co.	09/26/17	USD	40,160,000	(15,134)	—	(15,134)
				$(6,161,405)	$—	$(6,161,405)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

ING Global Bond Portfolio Written OTC Options on December 31, 2012:

Notional Amount	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options On Currencies
33,200,000	Barclays Bank PLC	EUR Put vs. USD Call Currency Option	1.203	USD	01/04/13	$395,744	$—
8,300,000	Deutsche Bank AG	MYR Put vs. USD Call Currency Option	3.150	USD	01/16/13	41,345	(617)
					Total Written OTC Options	$437,089	$(617)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$1,105,336
Foreign exchange contracts	Investments in securities at value*	1,518
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	6,506,064
Interest rate contracts	Unrealized appreciation on swap agreements	37,645
Interest rate contracts	Net Assets — Unrealized appreciation**	652,719
Total Asset Derivatives		$8,303,282

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$7,395,656
Interest rate contracts	Unrealized depreciation on swap agreements	6,199,050
Interest rate contracts	Net Assets — Unrealized depreciation**	346,230
Foreign exchange contracts	Written options, at fair value	617
Total Liability Derivatives		$13,941,553

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(751,914)	$—	$—	$(364,901)	$197,662	$(919,153)
Foreign exchange contracts	(2,632,735)	(8,712,261)	—	—	866,600	(10,478,396)
Interest rate contracts	(340,770)	—	1,845,848	(8,492,920)	290,365	(6,697,477)
Total	$(3,725,419)	$(8,712,261)	$1,845,848	$(8,857,821)	$1,354,627	$(18,095,026)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$—	$—	$—
Foreign exchange contracts	(478,479)	260,307	—	—	(181,612)	(399,784)
Interest rate contracts	(300,609)	—	(462,763)	(2,336,321)	(1,175)	(3,100,868)
Total	$(779,088)	$260,307	$(462,763)	$(2,336,321)	$(182,787)	$(3,500,652)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING GROWTH AND INCOME   SUMMARY PORTFOLIO OF INVESTMENTS
CORE PORTFOLIO   AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.3%
		Consumer Discretionary: 10.7%
81,100		Comcast Corp. - Class A	$3,031,518	2.5
36,100	@	Delphi Automotive PLC	1,380,825	1.1
35,000		GNC Holdings, Inc.	1,164,800	0.9
41,300		Macy's, Inc.	1,611,526	1.3
23,700	@	Michael Kors Holdings Ltd.	1,209,411	1.0
31,500	@	Penn National Gaming, Inc.	1,546,965	1.3
40,300		Starbucks Corp.	2,160,886	1.7
35,000		Other Securities	1,124,200	0.9
			13,230,131	10.7
		Consumer Staples: 10.1%
43,500		Coca-Cola Enterprises, Inc.	1,380,255	1.1
18,900		Costco Wholesale Corp.	1,866,753	1.5
38,100		Kraft Foods Group, Inc.	1,732,407	1.4
51,600		Mondelez International, Inc.	1,314,252	1.1
28,800		Philip Morris International, Inc.	2,408,832	2.0
53,600		Other Securities	3,718,947	3.0
			12,421,446	10.1
		Energy: 11.8%
12,500		EOG Resources, Inc.	1,509,875	1.2
66,200		ExxonMobil Corp.	5,729,610	4.6
51,900		Halliburton Co.	1,800,411	1.5
24,100		Range Resources Corp.	1,514,203	1.2
18,700		Royal Dutch Shell PLC - Class A ADR	1,289,365	1.1
56,546		Other Securities	2,672,045	2.2
			14,515,509	11.8
		Financials: 14.4%
45,600		Citigroup, Inc.	1,803,936	1.4
119,600		Fifth Third Bancorp.	1,816,724	1.5
62,700		JPMorgan Chase & Co.	2,756,919	2.2
30,500		Prudential Financial, Inc.	1,626,565	1.3
18,900		Travelers Cos., Inc.	1,357,398	1.1
68,300		US Bancorp.	2,181,502	1.8
102,100		Wells Fargo & Co.	3,489,778	2.8
57,500	@	XL Group PLC	1,440,950	1.2
48,500		Other Securities	1,362,995	1.1
			17,836,767	14.4
		Health Care: 11.7%
35,400		Abbott Laboratories	2,318,700	1.9
23,100	@	Covidien PLC	1,333,794	1.1
35,400		Eli Lilly & Co.	1,745,928	1.4
28,810	@	Express Scripts Holding Co.	1,555,740	1.2
Shares			Value	Percentage of Net Assets
26,200	@	Gilead Sciences, Inc.	$1,924,390	1.5
146,000		Pfizer, Inc.	3,661,680	3.0
15,800	@	Watson Pharmaceuticals, Inc.	1,358,800	1.1
21,700		Other Securities	596,316	0.5
			14,495,348	11.7
		Industrials: 11.1%
24,500		Boeing Co.	1,846,320	1.5
22,800		Fluor Corp.	1,339,272	1.1
22,700		General Dynamics Corp.	1,572,429	1.3
58,400		General Electric Co.	1,225,816	1.0
11,200		Roper Industries, Inc.	1,248,576	1.0
9,600	@	TransDigm Group, Inc.	1,309,056	1.0
17,900		Union Pacific Corp.	2,250,388	1.8
56,900		Other Securities	2,923,714	2.4
			13,715,571	11.1
		Information Technology: 18.1%
10,400		Apple, Inc.	5,543,512	4.5
23,900	@	Cognizant Technology Solutions Corp.	1,769,795	1.5
87,000	@	EMC Corp.	2,201,100	1.8
7,500	@	Google, Inc. - Class A	5,320,275	4.3
71,500		Jabil Circuit, Inc.	1,379,235	1.1
60,100	@	NetApp, Inc.	2,016,355	1.6
96,200		Oracle Corp.	3,205,384	2.6
27,500		Other Securities	896,225	0.7
			22,331,881	18.1
		Materials: 3.4%
25,800		Eastman Chemical Co.	1,755,690	1.4
42,900		International Paper Co.	1,709,136	1.4
25,000		Other Securities	759,000	0.6
			4,223,826	3.4
		Telecommunication Services: 3.4%
31,400		CenturyTel, Inc.	1,228,368	1.0
68,800		Verizon Communications, Inc.	2,976,976	2.4
			4,205,344	3.4
		Utilities: 1.6%
106,300		Other Securities	1,977,455	1.6
		Total Common Stock (Cost $112,034,057)	118,953,278	96.3
EXCHANGE-TRADED FUNDS: 0.8%
7,134		Other Securities	1,016,738	0.8
		Total Exchange-Traded Funds (Cost $1,009,306)	1,016,738	0.8
		Total Long-Term Investments (Cost $113,043,363)	119,970,016	97.1

See Accompanying Notes to Financial Statements

ING GROWTH AND INCOME   SUMMARY PORTFOLIO OF INVESTMENTS
CORE PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
1,454,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,454,000)	$1,454,000	1.2
	Total Short-Term Investments (Cost $1,454,000)	1,454,000	1.2
	Total Investments in Securities (Cost $114,497,363)	$121,424,016	98.3
	Assets in Excess of Other Liabilities	2,072,606	1.7
	Net Assets	$123,496,622	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

Cost for federal income tax purposes is $114,890,907.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,391,773
Gross Unrealized Depreciation	(858,664)
Net Unrealized Appreciation	$6,533,109

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock*	$118,953,278	$—	$—	$118,953,278
Exchange-Traded Funds	1,016,738	—	—	1,016,738
Short-Term Investments	1,454,000	—	—	1,454,000
Total Investments, at fair value	$121,424,016	$—	$—	$121,424,016

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
VAN KAMPEN COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Consumer Discretionary: 16.4%
86,109		Carnival Corp.	$3,166,228	1.0
215,374		Comcast Corp. - Class A	8,050,680	2.4
235,345	@	General Motors Co.	6,784,996	2.0
128,888		Lowe's Cos., Inc.	4,578,102	1.4
217,075		News Corp. - Class B	5,696,048	1.7
81,711		Time Warner Cable, Inc.	7,941,492	2.4
136,540		Viacom - Class B	7,201,120	2.2
391,353		Other Securities	11,002,401	3.3
			54,421,067	16.4
		Consumer Staples: 6.1%
113,758		CVS Caremark Corp.	5,500,199	1.7
106,499		Unilever NV ADR	4,078,912	1.2
357,330		Other Securities	10,734,593	3.2
			20,313,704	6.1
		Energy: 13.9%
178,638		BP PLC ADR	7,438,486	2.3
43,289		Chevron Corp.	4,681,272	1.4
189,695		Halliburton Co.	6,580,520	2.0
91,018		Murphy Oil Corp.	5,420,122	1.6
45,032		Occidental Petroleum Corp.	3,449,902	1.0
139,778		QEP Resources, Inc.	4,231,080	1.3
85,101		Royal Dutch Shell PLC - Class A ADR	5,867,714	1.8
585,685	@	Weatherford International Ltd.	6,553,815	2.0
49,387		Other Securities	1,719,655	0.5
			45,942,566	13.9
		Financials: 23.8%
197,517		Allstate Corp.	7,934,258	2.4
482,298		Bank of America Corp.	5,594,657	1.7
284,844		Bank of New York Mellon Corp.	7,320,491	2.2
318,925		Citigroup, Inc.	12,616,673	3.8
221,583		Fifth Third Bancorp.	3,365,846	1.0
25,676		Goldman Sachs Group, Inc.	3,275,230	1.0
240,544		JPMorgan Chase & Co.	10,576,720	3.2
105,998		Metlife, Inc.	3,491,574	1.1
179,497		Morgan Stanley	3,431,982	1.0
80,384		PNC Financial Services Group, Inc.	4,687,191	1.4
54,518		Travelers Cos., Inc.	3,915,483	1.2
205,750		Wells Fargo & Co.	7,032,535	2.1
136,760		Other Securities	5,533,240	1.7
			78,775,880	23.8
Shares			Value	Percentage of Net Assets
		Health Care: 14.4%
182,707		Bristol-Myers Squibb Co.	$5,954,421	1.8
76,487		GlaxoSmithKline PLC ADR	3,324,890	1.0
161,802		Merck & Co., Inc.	6,624,174	2.0
55,170		Novartis AG	3,485,270	1.1
320,880		Pfizer, Inc.	8,047,670	2.4
62,206		Roche Holding AG ADR	3,141,403	1.0
101,276		Sanofi-Aventis SA ADR	4,798,457	1.4
113,613		UnitedHealth Group, Inc.	6,162,369	1.9
55,672		WellPoint, Inc.	3,391,538	1.0
66,742		Other Securities	2,748,436	0.8
			47,678,628	14.4
		Industrials: 6.2%
76,421		Emerson Electric Co.	4,047,256	1.2
330,438		General Electric Co.	6,935,893	2.1
104,878		Ingersoll-Rand PLC	5,029,949	1.5
122,276		Other Securities	4,508,721	1.4
			20,521,819	6.2
		Information Technology: 10.0%
185,555		Cisco Systems, Inc.	3,646,156	1.1
328,210		Corning, Inc.	4,142,010	1.2
107,677	@	eBay, Inc.	5,493,681	1.7
348,963		Hewlett-Packard Co.	4,972,723	1.5
276,987		Microsoft Corp.	7,403,862	2.2
283,794	@	Yahoo!, Inc.	5,647,501	1.7
91,275		Other Securities	1,883,003	0.6
			33,188,936	10.0
		Materials: 2.9%
412,192		Alcoa, Inc.	3,577,827	1.1
155,224		International Paper Co.	6,184,124	1.8
			9,761,951	2.9
		Telecommunication Services: 2.4%
73,116		Verizon Communications, Inc.	3,163,729	1.0
168,504		Other Securities	4,697,667	1.4
			7,861,396	2.4
		Utilities: 2.3%
169,671		PPL Corp.	4,857,681	1.5
64,371		Other Securities	2,688,133	0.8
			7,545,814	2.3
		Total Common Stock (Cost $268,220,578)	326,011,761	98.4

See Accompanying Notes to Financial Statements

ING INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
VAN KAMPEN COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
	Mutual Funds: 1.7%
5,617,801	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,617,801)	$5,617,801	1.7
	Total Short-Term Investments (Cost $5,617,801)	5,617,801	1.7
	Total Investments in Securities (Cost $273,838,379)	$331,629,562	100.1
	Liabilities in Excess of Other Assets	(485,485)	(0.1)
	Net Assets	$331,144,077	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

Cost for federal income tax purposes is $301,000,406.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$72,535,076
Gross Unrealized Depreciation	(41,905,920)
Net Unrealized Appreciation	$30,629,156

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$54,421,067	$—	$—	$54,421,067
Consumer Staples	20,313,704	—	—	20,313,704
Energy	45,942,566	—	—	45,942,566
Financials	78,775,880	—	—	78,775,880
Health Care	44,193,358	3,485,270	—	47,678,628
Industrials	20,521,819	—	—	20,521,819
Information Technology	33,188,936	—	—	33,188,936
Materials	9,761,951	—	—	9,761,951
Telecommunication Services	7,861,396	—	—	7,861,396
Utilities	7,545,814	—	—	7,545,814
Total Common Stock	322,526,491	3,485,270	—	326,011,761
Short-Term Investments	5,617,801	—	—	5,617,801
Total Investments, at fair value	$328,144,292	$3,485,270	$—	$331,629,562
Other Financial Instruments+
Forward Foreign Currency Contracts	—	42,399	—	42,399
Total Assets	$328,144,292	$3,527,669	$—	$331,671,961
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(573,685)	$—	$(573,685)
Total Liabilities	$—	$(573,685)	$—	$(573,685)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
VAN KAMPEN COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Invesco Van Kampen Comstock Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon Corp.	EU Euro	881,693	Buy	01/15/13	$1,137,649	$1,163,921	$26,272
State Street	Swiss Franc	220,457	Buy	01/15/13	236,540	241,090	4,550
State Street	British Pound	452,896	Buy	01/15/13	724,104	735,681	11,577
							$42,399
The Bank of New York Mellon Corp.	Swiss Franc	1,533,389	Sell	01/15/13	1,647,671	1,676,901	(29,230)
The Bank of New York Mellon Corp.	EU Euro	2,088,664	Sell	01/15/13	2,700,298	2,757,240	(56,942)
The Bank of New York Mellon Corp.	British Pound	2,048,490	Sell	01/15/13	3,278,557	3,327,556	(48,999)
CIBC World Markets Corp.	EU Euro	2,603,596	Sell	01/15/13	3,365,775	3,436,999	(71,224)
CIBC World Markets Corp.	British Pound	2,784,485	Sell	01/15/13	4,456,220	4,523,102	(66,882)
Citigroup, Inc.	Swiss Franc	1,536,961	Sell	01/15/13	1,651,510	1,680,808	(29,298)
Citigroup, Inc.	EU Euro	2,916,028	Sell	01/15/13	3,770,235	3,849,441	(79,206)
Citigroup, Inc.	British Pound	1,443,805	Sell	01/15/13	2,310,950	2,345,309	(34,359)
State Street	Swiss Franc	2,146,744	Sell	01/15/13	2,306,752	2,347,662	(40,910)
State Street	EU Euro	3,061,829	Sell	01/15/13	3,958,746	4,041,912	(83,166)
State Street	British Pound	1,402,555	Sell	01/15/13	2,244,834	2,278,303	(33,469)
							$(573,685)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$42,399
Total Asset Derivatives		$42,399
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$573,685
Total Liability Derivatives		$573,685

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(689,777)
Total	$(689,777)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(531,286)
Total	$(531,286)

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets
COMMON STOCK: 64.4%
	Consumer Discretionary: 7.7%
268,358	Comcast Corp. - Class A	$10,031,222	1.4
84,459	Home Depot, Inc.	5,223,789	0.7
107,680	Time Warner, Inc.	5,150,335	0.7
108,301	Time Warner Cable, Inc.	10,525,774	1.5
226,218	Viacom - Class B	11,930,737	1.6
304,509	Other Securities	12,670,053	1.8
		55,531,910	7.7
	Consumer Staples: 8.0%
211,784	Archer-Daniels- Midland Co.	5,800,764	0.8
670,635	Avon Products, Inc.	9,630,318	1.3
106,379	PepsiCo, Inc.	7,279,515	1.0
138,812	Procter & Gamble Co.	9,423,947	1.3
183,262	Sysco Corp.	5,802,075	0.8
126,595	Unilever NV ADR	4,848,588	0.7
412,165	Other Securities	14,834,858	2.1
		57,620,065	8.0
	Energy: 7.3%
132,467	Anadarko Petroleum Corp.	9,843,623	1.4
123,501	Baker Hughes, Inc.	5,043,781	0.7
88,855	Chevron Corp.	9,608,780	1.3
79,475	ExxonMobil Corp.	6,878,561	0.9
147,397	Williams Cos., Inc.	4,825,778	0.7
350,955	Other Securities	16,597,396	2.3
		52,797,919	7.3
	Financials: 16.9%
173,245	BB&T Corp.	5,043,162	0.7
398,765	Charles Schwab Corp.	5,726,265	0.8
338,222	Citigroup, Inc.	13,380,062	1.9
28,372	Goldman Sachs Group, Inc.	3,619,132	0.5
593,790	JPMorgan Chase & Co.	26,108,946	3.6
326,516	Marsh & McLennan Cos., Inc.	11,255,007	1.6
384,840	Morgan Stanley	7,358,141	1.0
164,845	PNC Financial Services Group, Inc.	9,612,112	1.3
108,267	State Street Corp.	5,089,632	0.7
197,034	Wells Fargo & Co.	6,734,622	1.0
830,133	Other Securities	27,590,858	3.8
		121,517,939	16.9
	Health Care: 9.8%
80,376	Amgen, Inc.	6,938,056	1.0
182,536	Bristol-Myers Squibb Co.	5,948,848	0.8
125,014	Eli Lilly & Co.	6,165,691	0.8
227,302	Medtronic, Inc.	9,323,928	1.3
Shares			Value	Percentage of Net Assets
258,611		Merck & Co., Inc.	$10,587,534	1.5
8,725		Novartis AG ADR	552,293	0.1
67,930		Novartis AG	4,291,361	0.6
379,628		Pfizer, Inc.	9,521,070	1.3
110,535		UnitedHealth Group, Inc.	5,995,418	0.8
81,715		WellPoint, Inc.	4,978,078	0.7
134,696		Other Securities	6,195,438	0.9
			70,497,715	9.8
		Industrials: 4.4%
764,356		General Electric Co.	16,043,832	2.2
118,901		Ingersoll-Rand PLC	5,702,492	0.8
254,563		Tyco International Ltd.	7,445,968	1.0
68,373		Other Securities	2,796,456	0.4
			31,988,748	4.4
		Information Technology: 5.9%
127,254	@	Adobe Systems, Inc.	4,794,931	0.7
177,311	@	Amdocs Ltd.	6,026,801	0.8
647,066		Applied Materials, Inc.	7,402,435	1.0
194,901	@	eBay, Inc.	9,943,849	1.4
421,114		Microsoft Corp.	11,256,377	1.6
134,574		Other Securities	2,776,262	0.4
			42,200,655	5.9
		Materials: 0.9%
47,198		PPG Industries, Inc.	6,388,249	0.9
		Telecommunication Services: 1.9%
100,078		Verizon Communications, Inc.	4,330,375	0.6
359,219		Vodafone Group PLC ADR	9,048,727	1.3
			13,379,102	1.9
		Utilities: 1.6%
254,389		Other Securities	11,754,844	1.6
		Total Common Stock (Cost $381,176,376)	463,677,146	64.4
PREFERRED STOCK: 2.0%
		Energy: 0.7%
88,000	@,P	El Paso Energy Capital Trust I	4,857,600	0.7
		Financials: 0.6%
35,144		Other Securities	4,401,786	0.6
		Health Care: 0.4%
32,051		Other Securities	3,124,180	0.4

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Industrials: 0.3%
179,631	#,@	Swift Mandatory Common Exchange Security Trust	$1,673,819	0.2
7,890		Other Securities	445,045	0.1
			2,118,864	0.3
		Total Preferred Stock (Cost $11,989,887)	14,502,430	2.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 20.0%
		Consumer Discretionary: 2.1%
60,000	#	Cox Communications, Inc., 8.375%, 03/01/39	$92,153	0.0
340,000	#	COX Communications, Inc., 4.700%, 12/15/42	347,262	0.1
160,000		Time Warner, Inc., 5.875%, 11/15/16	187,455	0.0
13,535,000		Other Securities	14,489,604	2.0
			15,116,474	2.1
		Consumer Staples: 0.5%
415,000	#	FBG Finance Ltd., 5.125%, 06/15/15	455,489	0.1
295,000	#	Grupo Bimbo S.A.B de CV, 4.875%, 06/30/20	335,659	0.0
2,229,101		Other Securities	2,607,570	0.4
			3,398,718	0.5
		Energy: 0.9%
1,841,000	#	Stone Energy Corp., 1.750%, 03/01/17	1,624,683	0.2
4,478,000		Other Securities	5,196,851	0.7
			6,821,534	0.9
		Financials: 5.3%
290,000	#	Abbey National Treasury Services PLC/London, 3.875%, 11/10/14	301,041	0.0
430,000	#	BPCE S.A., 2.375%, 10/04/13	434,597	0.1
515,000		Charles Schwab Corp., 4.450%, 07/22/20	582,397	0.1
920,000		Citigroup, Inc., 6.125%-8.500%, 11/21/17-05/22/19	1,149,007	0.2
590,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 4.750%, 01/15/20	675,634	0.1
1,065,000	#	Dexus Diversified Trust / Dexus Office Trust, 5.600%, 03/15/21	1,145,649	0.2
Principal Amount†			Value	Percentage of Net Assets
225,000	#	ERAC USA Finance, LLC, 2.750%, 07/01/13	$227,423	0.0
4,011,000	#	Goldman Sachs Group, Inc., 1.000%, 03/15/17	4,024,990	0.6
1,420,000		Goldman Sachs Group, Inc., 5.250%-6.750%, 04/01/18-10/01/37	1,642,790	0.2
465,000	#	HBOS PLC, 6.750%, 05/21/18	502,781	0.1
450,000	#	HSBC Bank PLC, 4.125%, 08/12/20	501,195	0.1
1,115,000		JPMorgan Chase & Co., 4.400%-6.000%, 01/15/18-07/22/20	1,312,602	0.2
510,000	#	Macquarie Bank Ltd., 5.000%, 02/22/17	558,144	0.1
1,310,000		Morgan Stanley, 3.800%-6.375%, 04/29/16-07/24/42	1,444,815	0.2
205,000	#	National Australia Bank Ltd., 3.750%, 03/02/15	217,223	0.0
570,000	#	Nationwide Building Society, 6.250%, 02/25/20	673,631	0.1
290,000	#	Nordea Bank AB, 4.875%, 01/27/20	334,405	0.0
225,000	#	Pacific LifeCorp, 6.000%, 02/10/20	251,322	0.0
200,000	#	Santander US Debt S.A. Unipersonal, 3.724%, 01/20/15	201,006	0.0
775,000	#	Societe Generale, 2.500%, 01/15/14	786,734	0.1
315,000	#	Standard Chartered PLC, 3.850%, 04/27/15	332,798	0.0
300,000	#	WEA Finance, LLC, 7.125%, 04/15/18	369,946	0.1
710,000		Wells Fargo & Co., 1.500%-5.625%, 12/11/17-01/16/18	820,695	0.1
18,262,000		Other Securities	19,725,893	2.7
			38,216,718	5.3
		Health Care: 4.1%
1,250,000	#	AbbVie, Inc., 1.200%, 11/06/15	1,259,124	0.2
2,930,000		Gilead Sciences, Inc., 1.625%, 05/01/16	4,946,221	0.7
1,766,000	#	Salix Pharmaceuticals Ltd., 1.500%, 03/15/19	1,709,709	0.2
2,431,000	#	WellPoint, Inc., 2.750%, 10/15/42	2,626,999	0.4
17,715,000		Other Securities	18,810,775	2.6
			29,352,828	4.1
See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Industrials: 0.9%
425,000	#	BAA Funding Ltd., 2.500%, 06/25/15	$439,197	0.1
285,000		General Electric Co., 5.250%, 12/06/17	336,310	0.0
510,000	#	Penske Truck Leasing Co. Lp / PTL Finance Corp., 2.500%, 03/15/16	511,640	0.1
545,000	#	Pentair Finance SA, 5.000%, 05/15/21	616,093	0.1
570,000	#	Turlock Corp., 0.950%, 11/02/15	572,085	0.1
3,673,065		Other Securities	3,927,335	0.5
			6,402,660	0.9
		Information Technology: 3.5%
1,927,000	#	Linear Technology Corp., 3.000%, 05/01/27	2,016,124	0.3
5,189,000		SanDisk Corp., 1.000%, 05/15/13	5,150,082	0.7
4,972,000		SanDisk Corp., 1.500%, 08/15/17	5,792,380	0.8
1,466,000	#	Xilinx, Inc., 3.125%, 03/15/37	1,864,569	0.3
9,849,000		Other Securities	10,404,551	1.4
			25,227,706	3.5
		Materials: 1.8%
300,000	#	Anglo American Capital PLC, 9.375%, 04/08/19	390,334	0.1
735,000	#	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	722,837	0.1
320,000	#	Xstrata Finance Canada Ltd., 1.800%, 10/23/15	321,931	0.0
320,000	#	Xstrata Finance Canada Ltd., 2.450%, 10/25/17	323,350	0.1
10,245,000		Other Securities	11,144,502	1.5
			12,902,954	1.8
		Telecommunication Services: 0.7%
345,000	#	Crown Castle Towers, LLC, 3.214%, 08/15/15	359,902	0.0
950,000		Verizon Communications, Inc., 3.000%-6.400%, 04/01/16-11/01/41	1,169,245	0.2
3,220,000		Other Securities	3,530,228	0.5
			5,059,375	0.7
Principal Amount†			Value	Percentage of Net Assets
		Utilities: 0.2%
150,000	#	EDF S.A., 4.600%, 01/27/20	$168,489	0.0
425,000	#	Enel Finance International S.A., 5.125%, 10/07/19	449,449	0.1
170,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	174,685	0.0
355,000		Other Securities	365,541	0.1
			1,158,164	0.2
		Total Corporate Bonds/Notes (Cost $131,326,268)	143,657,131	20.0
MUNICIPAL BONDS: 0.1%
		Georgia: 0.1%
500,000		Other Securities	590,781	0.1
		Texas: 0.0%
230,000		Other Securities	278,431	0.0
		Total Municipal Bonds (Cost $734,032)	869,212	0.1
U.S. TREASURY OBLIGATIONS: 9.5%
		U.S. Treasury Bonds: 3.3%
21,051,000		1.750%-6.875%, due 03/31/14-11/15/41	23,659,825	3.3
		U.S. Treasury Notes: 6.2%
5,000,000		0.250%, due 02/28/14	5,003,515	0.7
18,000,000		0.250%, due 04/30/14	18,010,548	2.5
10,000,000		2.750%, due 10/31/13	10,213,670	1.4
11,440,000		0.125%-2.625%, due 04/30/14-11/15/20	11,794,990	1.6
			45,022,723	6.2
		Total U.S. Treasury Obligations (Cost $65,098,943)	68,682,548	9.5
FOREIGN GOVERNMENT BONDS: 0.2%
1,060,000		Other Securities	1,266,600	0.2
		Total Foreign Government Bonds (Cost $1,075,743)	1,266,600	0.2
U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.0%
		Federal Home Loan Mortgage Corporation: 0.5%##
2,950,000		Other Securities	3,474,176	0.5

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Federal National Mortgage Association: 0.5%##
3,045,000	Other Securities	$3,761,673	0.5
	Total U.S. Government Agency Obligations (Cost $6,375,829)	7,235,849	1.0
	Total Long-Term Investments (Cost $597,777,078)	699,890,916	97.2
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.9%
	Mutual Funds: 2.9%
20,634,137	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $20,634,137)	$20,634,137	2.9
	Total Short-Term Investments (Cost $20,634,137)	20,634,137	2.9
	Total Investments in Securities (Cost $618,411,215)	$720,525,053	100.1
	Liabilities in Excess of Other Assets	(767,647)	(0.1)
	Net Assets	$719,757,406	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@  Non-income producing security

ADR  American Depositary Receipt

P  Preferred Stock may be called prior to convertible date.

Cost for federal income tax purposes is $619,184,604.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$114,991,739
Gross Unrealized Depreciation	(13,651,290)
Net Unrealized Appreciation	$101,340,449

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$55,531,910	$—	$—	$55,531,910
Consumer Staples	57,620,065	—	—	57,620,065
Energy	52,797,919	—	—	52,797,919
Financials	121,517,939	—	—	121,517,939
Health Care	66,206,354	4,291,361	—	70,497,715
Industrials	31,988,748	—	—	31,988,748
Information Technology	42,200,655	—	—	42,200,655
Materials	6,388,249	—	—	6,388,249
Telecommunication Services	13,379,102	—	—	13,379,102
Utilities	11,754,844	—	—	11,754,844
Total Common Stock	459,385,785	4,291,361	—	463,677,146
Preferred Stock	—	14,502,430	—	14,502,430
Corporate Bonds/Notes	—	143,657,131	—	143,657,131
Municipal Bonds	—	869,212	—	869,212
U.S. Treasury Obligations	—	68,682,548	—	68,682,548
U.S. Government Agency Obligations	—	7,235,849	—	7,235,849
Short-Term Investments	20,634,137	—	—	20,634,137
Foreign Government Bonds	—	1,266,600	—	1,266,600
Total Investments, at fair value	$480,019,922	$240,505,131	$—	$720,525,053

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$10,040	$—	$10,040
Total Assets	$480,019,922	$240,515,171	$—	$720,535,093
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(260,543)	$—	$(260,543)
Total Liabilities	$—	$(260,543)	$—	$(260,543)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Invesco Van Kampen Equity and Income Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street	British Pound	392,756	Buy	01/15/13	$627,951	$637,991	$10,040
							$10,040
The Bank of New York Mellon Corp.	Swiss Franc	2,354,638	Sell	01/15/13	2,531,488	2,575,013	(43,525)
The Bank of New York Mellon Corp.	EU Euro	4,168,374	Sell	01/15/13	5,392,354	5,502,659	(110,305)
State Street	British Pound	4,667,592	Sell	01/15/13	7,475,298	7,582,011	(106,713)
							$(260,543)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$10,040
Total Asset Derivatives		$10,040

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$260,543
Total Liability Derivatives		$260,543

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$429,528
Total	$429,528
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(919,068)
Total	$(919,068)

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING JPMORGAN  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.0%
		Consumer Discretionary: 20.3%
16,850	@	Autozone, Inc.	$5,972,145	1.3
96,800	@	Bed Bath & Beyond, Inc.	5,412,088	1.2
149,100	@	Dish Network Corp. - Class A	5,427,240	1.2
79,800		Family Dollar Stores, Inc.	5,060,118	1.1
75,100		Genuine Parts Co.	4,774,858	1.0
150,900		Kohl's Corp.	6,485,682	1.4
139,506		Marriott International, Inc.	5,199,389	1.1
60,700	@	Mohawk Industries, Inc.	5,491,529	1.2
44,200		PVH Corp.	4,906,642	1.1
121,300		Williams-Sonoma, Inc.	5,309,301	1.1
1,019,862		Other Securities	40,207,078	8.6
			94,246,070	20.3
		Consumer Staples: 5.6%
86,900		Beam, Inc.	5,308,721	1.1
61,400		Energizer Holdings, Inc.	4,910,772	1.1
243,712		Other Securities	15,727,167	3.4
			25,946,660	5.6
		Energy: 4.8%
85,100		EQT Corp.	5,019,198	1.1
78,000		Marathon Petroleum Corp.	4,914,000	1.1
345,197		Other Securities	12,339,713	2.6
			22,272,911	4.8
		Financials: 26.2%
15,613	@	Alleghany Corp.	5,236,912	1.1
118,000		Ameriprise Financial, Inc.	7,390,340	1.6
351,700		Charles Schwab Corp.	5,050,412	1.1
389,100		Fifth Third Bancorp.	5,910,429	1.3
188,600	@	Invesco Ltd.	4,920,574	1.1
198,100		Loews Corp.	8,072,575	1.7
63,861		M&T Bank Corp.	6,288,393	1.4
205,300		Marsh & McLennan Cos., Inc.	7,076,691	1.5
163,200		SunTrust Bank	4,626,720	1.0
77,200		T. Rowe Price Group, Inc.	5,028,036	1.1
125,600		WR Berkley Corp.	4,740,144	1.0
202,600	@	XL Group PLC	5,077,156	1.1
2,312,481		Other Securities	52,153,233	11.2
			121,571,615	26.2
		Health Care: 3.9%
112,980		AmerisourceBergen Corp.	4,878,476	1.0
102,100		Cigna Corp.	5,458,266	1.2
133,600		Other Securities	7,871,872	1.7
			18,208,614	3.9
Shares			Value	Percentage of Net Assets
		Industrials: 9.9%
125,600		Ametek, Inc.	$4,718,792	1.0
78,900		Carlisle Cos., Inc.	4,636,164	1.0
67,200		MSC Industrial Direct Co.	5,065,536	1.1
69,700		Regal-Beloit Corp.	4,911,759	1.0
171,517		Republic Services, Inc.	5,030,594	1.1
532,420		Other Securities (a)	21,803,570	4.7
			46,166,415	9.9
		Information Technology: 7.0%
96,200		Amphenol Corp.	6,224,140	1.3
156,200		Analog Devices, Inc.	6,569,772	1.4
143,200	@	Arrow Electronics, Inc.	5,453,056	1.2
144,636		Jack Henry & Associates, Inc.	5,678,409	1.2
130,500		Xilinx, Inc.	4,684,950	1.0
128,800		Other Securities	4,100,992	0.9
			32,711,319	7.0
		Materials: 7.5%
58,220		Airgas, Inc.	5,314,904	1.1
80,108		Albemarle Corp.	4,976,309	1.1
163,200		Ball Corp.	7,303,200	1.6
64,100		Sigma-Aldrich Corp.	4,716,478	1.0
110,355		Silgan Holdings, Inc.	4,589,664	1.0
84,700		Other Securities	7,935,217	1.7
			34,835,772	7.5
		Telecommunication Services: 0.4%
87,887		Other Securities	1,945,818	0.4
		Utilities: 10.4%
206,000		CMS Energy Corp.	5,022,280	1.1
162,900		Energen Corp.	7,345,161	1.6
191,100		NiSource, Inc.	4,756,479	1.0
254,800		NV Energy, Inc.	4,622,072	1.0
70,000		Sempra Energy	4,965,800	1.1
161,500		Westar Energy, Inc.	4,622,130	1.0
185,300		Xcel Energy, Inc.	4,949,363	1.1
446,900		Other Securities	11,870,958	2.5
			48,154,243	10.4
		Total Common Stock (Cost $370,739,980)	446,059,437	96.0

See Accompanying Notes to Financial Statements

ING JPMORGAN  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.3%
	Securities Lending Collateralcc(1): 0.0%
169,948	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $169,950, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $173,347, due 10/31/17-08/15/22)	$169,948	0.0
1,843	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,843, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,880, due 08/09/13-04/18/36)	1,843	0.0
		171,791	0.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.3%
19,944,540	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $19,944,540)	$19,944,540	4.3
	Total Short-Term Investments (Cost $20,116,331)	20,116,331	4.3
	Total Investments in Securities (Cost $390,856,311)	$466,175,768	100.3
	Liabilities in Excess of Other Assets	(1,275,405)	(0.3)
	Net Assets	$464,900,363	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $393,946,497.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$81,980,439
Gross Unrealized Depreciation	(9,751,168)
Net Unrealized Appreciation	$72,229,271

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock*	$446,059,437	$—	$—	$446,059,437
Short-Term Investments	19,944,540	171,791	—	20,116,331
Total Investments, at fair value	$466,003,977	$171,791	$—	$466,175,768

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.3%
		Australia: 0.3%
520,600		Other Securities (a)	$5,031,083	0.3
		Belgium: 0.4%
105,981		Other Securities (a)	5,882,393	0.4
		Brazil: 4.1%
2,528,300		BM&F Bovespa S.A.	17,287,521	1.1
359,200		Cia de Bebidas das Americas ADR	15,082,808	1.0
521,970		Embraer SA ADR	14,881,365	0.9
992,470		Itau Unibanco Holding S.A. ADR	16,336,056	1.0
465,700		Other Securities	1,890,094	0.1
			65,477,844	4.1
		Denmark: 1.5%
323,112		Other Securities (a)	23,737,439	1.5
		Finland: 0.5%
448,613		Other Securities	8,398,498	0.5
		France: 6.5%
171,288		LVMH Moet Hennessy Louis Vuitton S.A.	31,612,604	2.0
149,460		PPR	28,070,346	1.8
255,174		Technip S.A.	29,507,453	1.8
307,464		Other Securities	13,761,273	0.9
			102,951,676	6.5
		Germany: 10.9%
195,104		Allianz AG	27,197,048	1.7
272,239		Bayer AG	25,961,346	1.6
476,794		Bayerische Motoren Werke AG	30,886,449	1.9
88,377		Linde AG	15,461,494	1.0
489,358		SAP AG	39,350,792	2.5
318,572		Siemens AG	34,836,225	2.2
			173,693,354	10.9
		India: 3.6%
587,010		ICICI Bank Ltd. ADR	25,599,506	1.6
4,687,149		Other Securities	32,015,846	2.0
			57,615,352	3.6
		Italy: 2.0%
126,498	L	Tod's S.p.A.	16,061,500	1.0
785,342		Other Securities	16,262,915	1.0
			32,324,415	2.0
Shares		Value	Percentage of Net Assets
	Japan: 8.2%
13,197	Dai-ichi Life Insurance Co., Ltd.	$18,568,955	1.2
285,800	KDDI Corp.	20,205,288	1.3
66,751	Keyence Corp.	18,511,698	1.2
337,700	Murata Manufacturing Co., Ltd.	19,921,397	1.2
1,099,500	Other Securities (a)	53,205,462	3.3
		130,412,800	8.2
	Mexico: 2.6%
2,656,926	Fomento Economico Mexicano SA de CV ADR	26,605,641	1.6
584,494	Grupo Televisa SAB ADR	15,535,851	1.0
		42,141,492	2.6
	Netherlands: 1.9%
786,873	European Aeronautic Defence and Space Co. NV	31,019,675	1.9
	South Korea: 0.4%
25,046	Other Securities	5,567,895	0.4
	Spain: 4.0%
2,252,442	Banco Bilbao Vizcaya Argentaria S.A.	20,927,181	1.3
219,870	Inditex S.A.	30,893,294	1.9
566,595	Other Securities	11,565,814	0.7
		63,386,289	4.0
	Sweden: 5.0%
802,959	Assa Abloy AB	30,225,551	1.9
4,959,915	Telefonaktiebolaget LM Ericsson	50,101,341	3.1
		80,326,892	5.0
	Switzerland: 5.4%
276,574	Nestle S.A.	18,044,648	1.2
2,160,567	UBS AG - Reg	33,810,458	2.1
627,762	Other Securities	33,964,231	2.1
		85,819,337	5.4
	Taiwan: 1.0%
4,719,111	Taiwan Semiconductor Manufacturing Co., Ltd.	15,784,532	1.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
		United Kingdom: 3.7%
1,618,506		Prudential PLC	$23,091,902	1.4
786,385		Unilever PLC	30,567,655	1.9
1,205,764		Other Securities	5,634,049	0.4
			59,293,606	3.7
		United States: 36.3%
242,300		3M Co.	22,497,555	1.4
618,823	@	Adobe Systems, Inc.	23,317,251	1.5
513,760		Aetna, Inc.	23,787,088	1.5
843,130		Altera Corp.	29,037,397	1.8
655,410		Carnival Corp.	24,099,426	1.5
104,090		Citigroup, Inc.	4,117,800	0.3
289,250		Colgate-Palmolive Co.	30,238,195	1.9
904,040	@	eBay, Inc.	46,124,121	2.9
43,900	@	Google, Inc. - Class A	31,141,343	2.0
426,830		Intuit, Inc.	25,396,385	1.6
866,860	@	Juniper Networks, Inc.	17,051,136	1.1
896,320		Maxim Integrated Products	26,351,808	1.6
305,100		McDonald's Corp.	26,912,871	1.7
391,800		McGraw-Hill Cos., Inc.	21,419,706	1.3
794,140		Microsoft Corp.	21,227,362	1.3
365,020		Tiffany & Co.	20,930,247	1.3
210,690		United Parcel Service, Inc. - Class B	15,534,174	1.0
588,360		Walt Disney Co.	29,294,444	1.8
458,000		WellPoint, Inc.	27,901,360	1.7
324,420		Zimmer Holdings, Inc.	21,625,837	1.4
2,232,600		Other Securities (a)	90,951,859	5.7
			578,957,365	36.3
		Total Common Stock (Cost $1,159,678,143)	1,567,821,937	98.3
RIGHTS: 0.0%
		Spain: 0.0%
566,595		Other Securities	345,521	0.0
		Total Rights (Cost $—)	345,521	0.0
		Total Long-Term Investments (Cost $1,159,678,143)	1,568,167,458	98.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.3%
	Securities Lending Collateralcc(1): 2.8%
10,614,191	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $10,614,365, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $10,826,475, due 08/01/27-01/01/43)	$10,614,191	0.6
10,614,191	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $10,614,307, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $10,826,476, due 10/01/16-12/20/42)	10,614,191	0.7
10,614,191	Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $10,614,365, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.00%-6.500%, Market Value plus accrued interest $10,826,475, due 06/14/13-12/01/42)	10,614,191	0.7

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
2,233,850	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $2,233,872, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $2,278,531, due 10/31/17-08/15/22)	$2,233,850	0.1
10,614,191	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%- 0.19%, due 01/02/13 (Repurchase Amount $10,614,300, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $10,826,477, due 08/09/13-06/20/42)	10,614,191	0.7
		44,690,614	2.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.5%
24,394,179	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $24,394,179)	$24,394,179	1.5
	Total Short-Term Investments (Cost $69,084,793)	69,084,793	4.3
	Total Investments in Securities (Cost $1,228,762,936)	$1,637,252,251	102.6
	Liabilities in Excess of Other Assets	(42,220,165)	(2.6)
	Net Assets	$1,595,032,086	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $1,242,348,901.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$454,779,069
Gross Unrealized Depreciation	(59,875,719)
Net Unrealized Appreciation	$394,903,350
Sector Diversification	Percentage of Net Assets
Information Technology	26.0%
Consumer Discretionary	18.8
Financials	15.3
Industrials	12.1
Health Care	9.7
Consumer Staples	8.8
Energy	3.8
Materials	2.0
Telecommunication Services	1.3
Utilities	0.5
Short-Term Investments	4.3
Liabilities in Excess of Other Assets	(2.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$5,031,083	$—	$5,031,083
Belgium	5,882,393	—	—	5,882,393
Brazil	49,141,788	16,336,056	—	65,477,844
Denmark	—	23,737,439	—	23,737,439
Finland	—	8,398,498	—	8,398,498
France	—	102,951,676	—	102,951,676
Germany	—	173,693,354	—	173,693,354
India	25,599,506	32,015,846	—	57,615,352
Italy	—	32,324,415	—	32,324,415
Japan	—	130,412,800	—	130,412,800
Mexico	42,141,492	—	—	42,141,492
Netherlands	—	31,019,675	—	31,019,675
South Korea	—	5,567,895	—	5,567,895
Spain	—	63,386,289	—	63,386,289
Sweden	—	80,326,892	—	80,326,892
Switzerland	13,781,624	72,037,713	—	85,819,337
Taiwan	—	15,784,532	—	15,784,532
United Kingdom	—	59,293,606	—	59,293,606
United States	578,957,365	—	—	578,957,365
Total Common Stock	715,504,168	852,317,769	—	1,567,821,937
Rights	345,521	—	—	345,521
Short-Term Investments	24,394,179	44,690,614	—	69,084,793
Total Investments, at fair value	$740,243,868	$897,008,383	$—	$1,637,252,251

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2012

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 19.1%
			Consumer Discretionary: 0.3%
	1,000,000	#	Daimler Finance North America, LLC, 0.920%, 03/28/14	$1,002,417	0.1
	500,000	#	Daimler Finance North America, LLC, 1.510%, 09/13/13	502,887	0.0
	1,779,004		Other Securities	1,808,147	0.2
				3,313,451	0.3
			Consumer Staples: 0.0%
	388,718		Other Securities	471,087	0.0
			Energy: 1.4%
	200,000	#	Gazprom Via Gaz Capital SA, 5.092%, 11/29/15	214,776	0.0
	2,000,000		Morgan Stanley Bank AG for OAO Gazprom, 9.625%, 03/01/13	2,029,902	0.2
	291,000	#,L	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 06/30/21	328,102	0.0
	3,100,000		Petrobras International Finance Co. - Pifco, 5.375%, 01/27/21	3,502,306	0.3
	2,500,000		Petroleos Mexicanos, 8.000%, 05/03/19	3,281,250	0.3
	300,000	#	TransCapitalInvest Ltd. for OJSC AK Transneft, 8.700%, 08/07/18	389,700	0.0
	7,255,226		Other Securities (a)	7,931,230	0.6
				17,677,266	1.4
			Financials: 13.3%
CAD	1,000,000		American International Group, Inc., 4.900%, 06/02/14	1,028,333	0.1
Principal Amount†				Value	Percentage of Net Assets
	3,300,000		American International Group, Inc., 5.850%, 01/16/18	$3,908,543	0.3
EUR	6,100,000		American General Finance Corp., 4.125%, 11/29/13	8,019,761	0.6
	800,000	#	ANZ New Zealand Int'l Ltd., 6.200%, 07/19/13	821,210	0.1
	700,000	#	Banco Santander Brazil SA/ Cayman Islands, 2.408%, 03/18/14	697,710	0.1
	4,700,000		Bank of America Corp., 0.640%- 6.500%, 08/01/16- 08/15/16	5,363,702	0.4
	300,000	#	Bank of China Hong Kong Ltd., 5.550%, 02/11/20	338,678	0.0
	600,000	#	Bank of Montreal, 2.850%, 06/09/15	634,050	0.0
	800,000	#	Bank of Nova Scotia, 1.650%, 10/29/15	823,781	0.1
	500,000	#	Bank of Nova Scotia, 1.950%, 01/30/17	521,229	0.0
	1,200,000	#	BBVA Bancomer SA/Texas, 6.500%, 03/10/21	1,338,000	0.1
	2,200,000	#,L	BNP Paribas, 5.186%, 06/29/49	2,134,000	0.2
	300,000	#	BPCE S.A., 2.375%, 10/04/13	303,207	0.0
	300,000	#	CIT Group, Inc., 5.250%, 04/01/14	312,000	0.0
	7,700,000		Citigroup, Inc., 5.000%, 09/15/14	8,104,396	0.6
	2,800,000		Citigroup, Inc., 5.500%- 5.850%, 04/11/13- 07/02/13	2,836,676	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Financials (continued)
	6,300,000	#	Commonwealth Bank of Australia, 0.725%, 07/12/13	$6,314,692	0.5
	1,100,000	#	Commonwealth Bank of Australia, 6.024%, 03/29/49	1,123,731	0.1
	5,700,000	#,L	Credit Agricole S.A., 8.375%, 10/29/49	6,070,500	0.5
	3,300,000	#	Dexia Credit Local, 0.793%, 04/29/14	3,255,840	0.3
	700,000	#	DNB Bank ASA, 3.200%, 04/03/17	746,047	0.1
	11,900,000	#	FIH Erhvervsbank A/S, 0.680%, 06/13/13	11,802,575	0.9
	3,500,000		Ford Motor Credit Co., LLC, 7.000%, 10/01/13	3,666,600	0.3
EUR	4,800,000		General Electric Capital Corp., 5.500%, 09/15/67	6,332,078	0.5
	800,000		General Electric Capital Corp., 6.875%, 01/10/39	1,088,352	0.1
	3,200,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	3,629,414	0.3
	7,000,000		HSBC Holdings PLC, 5.100%, 04/05/21	8,272,425	0.6
	4,800,000	#	ICICI Bank Ltd/Dubai, 4.750%, 11/25/16	5,054,059	0.4
	700,000	#	International Lease Finance Corp., 6.750%, 09/01/16	789,250	0.1
	2,100,000		JPMorgan Chase & Co., 3.150%, 07/05/16	2,226,105	0.2
	3,000,000	#	Macquarie Group Ltd., 7.300%, 08/01/14	3,237,357	0.2
Principal Amount†			Value	Percentage of Net Assets
8,000,000		Merrill Lynch & Co., Inc., 5.450%, 02/05/13	$8,031,840	0.6
1,900,000		Merrill Lynch & Co., Inc., 6.875%, 04/25/18	2,292,137	0.2
500,000	#	Monumental Global Funding Ltd., 5.500%, 04/22/13	507,192	0.0
2,400,000		Morgan Stanley, 5.950%- 6.250%, 08/28/17- 12/28/17	2,739,154	0.2
500,000	#	National Bank of Canada, 2.200%, 10/19/16	526,527	0.0
1,400,000	#,L	Nationwide Building Society, 6.250%, 02/25/20	1,654,533	0.1
300,000	#	Nordea Bank AB, 2.125%, 01/14/14	302,941	0.0
2,900,000	L	Qatari Diar Finance QSC, 5.000%, 07/21/20	3,400,250	0.3
200,000	#	Royal Bank of Scotland PLC, 4.875%, 08/25/14	210,996	0.0
600,000	#	Royal Bank of Scotland PLC, 6.990%, 10/29/49	573,000	0.1
8,400,000		SLM Corp., 5.000%, 10/01/13	8,641,500	0.7
700,000		SLM Corp., 5.375%, 01/15/13	701,005	0.0
2,900,000	#	State Bank of India/ London, 4.500%, 07/27/15	3,043,724	0.2
400,000	#	Sydney Air, 5.125%, 02/22/21	445,209	0.0
700,000	#	Temasek Financial I Ltd., 4.300%, 10/25/19	806,572	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Financials (continued)
400,000	#	Turkiye Garanti Bankasi AS, 2.819%, 04/20/16	$399,000	0.0
2,400,000	#	Westpac Banking Corp., 3.585%, 08/14/14	2,517,103	0.2
45,195,391		Other Securities (a)	34,973,940	2.7
			172,560,924	13.3
		Health Care: 0.4%
4,900,000		Other Securities	5,649,160	0.4
		Industrials: 0.8%
7,100,000	#	Asciano Finance Ltd., 5.000%, 04/07/18	7,678,586	0.6
2,000,000	#	Noble Group Ltd., 6.750%, 01/29/20	2,117,500	0.2
500,000		Other Securities	566,083	0.0
			10,362,169	0.8
		Information Technology: 0.1%
1,300,000		Other Securities	1,315,332	0.1
		Materials: 1.2%
400,000	#	Braskem Finance Ltd., 5.750%, 04/15/21	423,000	0.0
3,800,000	#	Braskem Finance Ltd., 7.000%, 05/07/20	4,303,500	0.3
700,000	#	Corp. Nacional del Cobre de Chile - CODELCO, 7.500%, 01/15/19	904,721	0.1
3,400,000	#,L	CSN Islands XI Corp., 6.875%, 09/21/19	3,825,000	0.3
1,500,000	#,L	CSN Resources S.A., 6.500%, 07/21/20	1,635,000	0.1
3,000,000	#	Gerdau Holdings, Inc., 7.000%, 01/20/20	3,502,500	0.3
300,000	#	Gerdau Trade, Inc., 5.750%, 01/30/21	331,500	0.0
900,000		Other Securities	1,101,980	0.1
			16,027,201	1.2
Principal Amount†				Value	Percentage of Net Assets
			Telecommunication Services: 0.4%
	200,000	#	Qtel International Finance Ltd., 4.750%, 02/16/21	$226,500	0.0
	4,000,000		Other Securities	4,611,348	0.4
				4,837,848	0.4
			Utilities: 1.2%
	6,910,000	Z	British Transco International Finance, 11/04/21	5,065,431	0.4
	5,100,000	#	Comision Federal de Electricidad, 4.875%, 05/26/21	5,826,750	0.4
	600,000	#,L	EDF SA, 5.500%, 01/26/14	630,299	0.1
	2,100,000	#	Enel Finance International S.A., 6.250%, 09/15/17	2,336,183	0.2
	200,000	#	ENN Energy Holdings Ltd., 6.000%, 05/13/21	230,712	0.0
	9,500,000		Other Securities (a)	1,865,719	0.1
				15,955,094	1.2
			Total Corporate Bonds/Notes (Cost $230,456,755)	248,169,532	19.1
COLLATERALIZED MORTGAGE OBLIGATIONS: 5.7%
EUR	39,792	#	Arran Residential Mortgages Funding PLC, 1.391%, 05/16/47	52,596	0.0
EUR	1,700,000	#	Arran Residential Mortgages Funding PLC, 1.591%, 05/16/47	2,285,585	0.2
	148,396	#	Banc of America Re-Remic Trust, 1.765%, 02/17/40	148,260	0.0
	200,000	#	BCAP, LLC Trust, 5.430%, 03/26/37	166,000	0.0
	1,600,000	#	BCRR Trust, 5.858%, 07/17/40	1,918,243	0.2
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
3,931,964		Bear Stearns Adjustable Rate Mortgage Trust, 2.570%- 5.369%, 09/25/34- 02/25/36	$3,905,478	0.3
7,415,625		Countrywide Home Loan Mortgage Pass Through Trust, 0.410%, 04/25/46	5,511,901	0.4
613,895	#	Countrywide Home Loan Mortgage Pass-through Trust, 0.550%, 06/25/35	527,404	0.0
435,061	#	Credit Suisse Mortgage Capital Certificates, 0.379%, 10/15/21	426,332	0.0
2,385,382	#	Credit Suisse Mortgage Capital Certificates, 0.439%, 10/15/21	2,329,227	0.2
2,400,000		Credit Suisse Mortgage Capital Certificates, 5.676%- 5.695%, 03/15/39- 09/15/40	2,795,103	0.2
5,220,824		Granite Master Issuer PLC, 0.391%, 12/20/54	5,134,681	0.4
447,247	#	GS Mortgage Securities Corp. II, 1.103%, 03/06/20	447,692	0.0
1,700,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 4.070%, 11/15/43	1,926,560	0.1
7,700,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%- 5.440%, 05/15/47- 01/15/49	8,899,151	0.7
Principal Amount†			Value	Percentage of Net Assets
7,737,121		MLCC Mortgage Investors, Inc., 2.484%, 11/25/35	$7,635,223	0.6
286,347		MLCC Mortgage Investors, Inc., 0.460%- 1.214%, 10/25/35- 11/25/35	271,519	0.0
4,800,000		Morgan Stanley Capital I, 5.809%- 5.882%, 06/11/49- 12/12/49	5,680,295	0.4
131,296	#	Structured Asset Securities Corp., 2.859%, 10/28/35	121,007	0.0
551,491	#	Wachovia Bank Commercial Mortgage Trust, 0.289%, 06/15/20	543,112	0.1
4,079,449		Washington Mutual Mortgage Pass-through Certificates, 0.520%- 5.146%, 02/27/34- 08/25/46	3,813,977	0.3
19,092,829		Other Securities	18,767,601	1.5
		Federal Home Loan Mortgage Corporation: 0.1%
1,046,441		Freddie Mac, 1.535%, 07/25/44	1,073,212	0.1
		Total Collateralized Mortgage Obligations (Cost $68,489,405)	74,380,159	5.7
MUNICIPAL BONDS: 4.4%
		California: 1.9%
4,000,000		Bay Area Toll Authority, 7.043%, 04/01/50	5,761,520	0.4
3,500,000		Los Angeles Department of Airports, 6.582%, 05/15/39	4,537,505	0.4

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		California (continued)
450,000	#	Orange County Sanitation District, 9.269%, 02/01/33	$474,183	0.0
6,000,000		Southern California Public Power Authority, 5.943%, 07/01/40	7,087,800	0.5
1,500,000		State of California, 5.650%- 7.700%, 11/01/30- 04/01/39	1,940,139	0.2
3,700,000		Other Securities	4,436,646	0.4
			24,237,793	1.9
		Illinois: 0.2%
2,500,000		Other Securities	2,915,495	0.2
		Nebraska: 0.0%
500,000		Other Securities	598,515	0.0
		Nevada: 0.4%
3,300,000		City of North Las Vegas NV, 6.572%, 06/01/40	3,808,200	0.3
600,000		Other Securities	851,142	0.1
			4,659,342	0.4
		New Jersey: 0.1%
600,000		Other Securities	601,284	0.1
		New York: 1.3%
5,100,000		Metropolitan Transportation Authority, 5.000%, 11/15/42	5,738,265	0.4
7,800,000		New York City Municipal Water Finance Authority, 5.000%- 6.282%, 06/15/42- 06/15/44	9,754,123	0.8
1,300,000		Other Securities	1,509,141	0.1
			17,001,529	1.3
Principal Amount†			Value	Percentage of Net Assets
		Ohio: 0.0%
400,000		Other Securities	$364,436	0.0
		Texas: 0.5%
5,100,000		City of San Antonio TX, 5.808%- 6.308%, 02/01/37- 02/01/41	6,184,344	0.5
		Total Municipal Bonds (Cost $47,197,888)	56,562,738	4.4
ASSET-BACKED SECURITIES: 0.5%
		Home Equity Asset-Backed Securities: 0.0%
418,183		Other Securities	405,668	0.0
		Other Asset-Backed Securities: 0.5%
3,300,000	#	Hillmark Funding, 0.562%, 05/21/21	3,183,173	0.3
2,893,132		Other Securities	2,795,031	0.2
			5,978,204	0.5
		Total Asset- Backed Securities (Cost $6,291,429)	6,383,872	0.5
U.S. GOVERNMENT AGENCY OBLIGATIONS: 56.1%
		Federal Home Loan Mortgage Corporation: 9.8%##
27,100,000		0.750%, due 01/12/18	26,949,595	2.1
8,100,000		1.000%, due 03/08/17	8,211,634	0.6
32,600,000		1.000%, due 06/29/17	33,041,241	2.5
15,100,000		1.000%, due 07/28/17	15,268,728	1.2
11,200,000		1.000%, due 09/29/17	11,330,782	0.9
11,200,000		1.250%, due 08/01/19	11,229,064	0.9
19,868,186		0.359%-6.000%, due 05/12/17- 10/25/44	20,981,674	1.6
			127,012,718	9.8
		Federal National Mortgage Association: 46.3%##
12,300,000		0.875%, due 08/28/17	12,349,544	0.9

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Federal National Mortgage Association (continued)
	6,700,000		1.250%, due 01/30/17	$6,875,446	0.5
	900,000	^	2.310%, due 08/01/22	919,409	0.1
	10,947,511		2.500%, due 11/01/27	11,459,535	0.9
	5,200,000	^	2.790%, due 07/01/22	5,398,506	0.4
	500,000	^	2.870%, due 09/01/27	492,728	0.0
	38,000,000	W	3.000%, due 09/25/26	40,119,689	3.1
	9,000,000	W	3.000%, due 09/25/42	9,433,125	0.7
	67,000,000	W	3.500%, due 01/25/26	71,093,278	5.5
	35,000,000	W	3.500%, due 06/25/42	37,325,586	2.9
	6,000,000	W	4.000%, due 01/25/24	6,426,562	0.5
	71,000,000	W	4.000%, due 08/25/40	76,125,313	5.9
	6,450,669		4.500%, due 04/01/29	6,990,523	0.5
	96,000,000	W	4.500%, due 01/25/39	103,728,750	8.0
	7,022,703		4.500%, due 05/01/39	7,724,988	0.6
	16,000,000	W	5.000%, due 02/01/39	17,337,504	1.3
	168,399,381	W	0.270%-6.500%, due 11/15/16- 10/01/44	181,222,684	13.9
	1,000,000	W	4.500%, due 02/15/40	1,073,281	0.1
	6,000,000	W	6.000%, due 01/15/39	6,530,627	0.5
				602,627,078	46.3
			Government National Mortgage Association: 0.0%
	18,913		Other Securities	19,135	0.0
			Total U.S. Government Agency Obligations (Cost $724,085,456)	729,658,931	56.1
FOREIGN GOVERNMENT BONDS: 9.2%
EUR	4,800,000		Italy Buoni Poliennali Del Tesoro, 3.500%, 11/01/17	6,402,298	0.5
EUR	7,700,000		Italy Buoni Poliennali Del Tesoro, 3.750%, 12/15/13	10,380,313	0.8
Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS (continued)
EUR	24,981,114		Italy Buoni Poliennali Del Tesoro, 2.100%- 6.000%, 11/01/13- 09/15/21	$34,196,826	2.6
EUR	6,700,000	Z	Italy Certificati di Credito del Tesoro Zero Coupon, 01/31/14	8,702,890	0.7
EUR	900,000	Z	Italy Certificati di Credito del Tesoro Zero Coupon, 09/30/14	1,147,218	0.1
	400,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	433,378	0.0
CAD	7,900,000		Province of Ontario Canada, 4.700%, 06/02/37	9,589,362	0.7
	5,500,000		Province of Ontario Canada, 1.600%- 4.400%, 09/21/16- 04/14/20	5,745,481	0.4
CAD	9,000,000		Province of Ontario Canada, 3.150%- 5.500%, 03/08/17- 06/02/39	9,935,973	0.8
	1,400,000		Province of Quebec Canada, 2.750%- 3.500%, 07/29/20- 08/25/21	1,496,711	0.1
CAD	4,700,000		Province of Quebec Canada, 3.000%- 4.500%, 12/01/17- 09/01/23	5,167,140	0.4
	200,000	#	Societe Financement de l'Economie Francaise, 3.375%, 05/05/14	208,071	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS (continued)
EUR	10,000,000		Spain Government Bond, 3.150%, 01/31/16	$13,106,916	1.0
EUR	4,800,000		Spain Government Bond, 3.000%- 4.400%, 10/31/14- 10/31/16	6,436,464	0.5
EUR	3,600,000	Z	Spain Letras del Tesoro, 04/16/14	4,608,176	0.4
	400,000	#,L	Vnesheconombank Via VEB Finance Ltd., 5.450%, 11/22/17	446,000	0.0
	200,000	#	Vnesheconombank Via VEB Finance PLC, 5.375%, 02/13/17	219,500	0.0
MXN	22,500,000		Other Securities	2,054,753	0.2
			Total Foreign Government Bonds (Cost $114,944,179)	120,277,470	9.2
U.S. TREASURY OBLIGATIONS: 35.1%
			Treasury Inflation Indexed Protected Securities: 6.9%
	6,029,859		0.125%, due 01/15/22	6,549,464	0.5
	11,631,840		1.125%, due 01/15/21	13,665,597	1.1
	5,387,000	S	2.500%, due 01/15/29	7,681,528	0.6
	22,310,808		3.625%, due 04/15/28	35,411,447	2.7
	21,143,234		0.125%-2.375%, due 04/15/17- 01/15/28	25,907,435	2.0
				89,215,471	6.9
			U.S. Treasury Bonds: 2.9%
	8,600,000		1.625%, due 11/15/22	8,496,533	0.7
	1,700,000		3.000%, due 05/15/42	1,725,765	0.1
	15,700,000		3.625%, due 02/15/20	18,327,301	1.4
	3,000,000	S	3.125%, due 11/15/41	3,128,907	0.2
	5,900,000		1.750%, due 5/15/2022	5,945,171	0.5
				37,623,677	2.9
Principal Amount†			Value	Percentage of Net Assets
		U.S. Treasury Notes: 25.3%
11,700,000		1.125%, due 05/31/19	$11,766,725	0.9
134,900,000		0.375%, due 11/15/15	135,037,059	10.4
20,000,000		0.500%, due 11/15/13	20,058,600	1.5
41,700,000		0.750%, due 10/31/17	41,827,060	3.2
22,100,000		0.750%, due 12/31/17	22,131,073	1.7
30,100,000	S	0.875%, due 07/31/19	29,709,633	2.3
20,400,000		1.000%, due 08/31/19	20,267,726	1.6
10,100,000		1.000%, due 09/30/19	10,023,462	0.8
21,200,000	S	1.500%, due 08/31/18	21,942,000	1.7
9,800,000		1.625%, due 08/15/22	9,726,500	0.7
6,800,000		1.250%-3.375%, due 03/31/18- 11/15/19	7,271,054	0.5
			329,760,892	25.3
		Total U.S. Treasury Obligations (Cost $450,463,955)	456,600,040	35.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: —%
		Consumer Discretionary: —%
60,000		Other Securities	$—	—
		Total Common Stock (Cost $0)	—	—
PREFERRED STOCK: 0.3%
		Financials: 0.3%
3,400	@	Wells Fargo & Co.	4,165,000	0.3
		Total Preferred Stock (Cost $2,195,020)	4,165,000	0.3
		Total Long-Term Investments (Cost $1,644,124,087)	1,696,197,742	130.4

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
	U.S. Treasury Bills: 0.0%
300,000	United States Treasury Bill, 0.140%, 12/12/13 (Cost $299,576)	$299,599	0.0
	Securities Lending Collateralcc(1): 1.3%
3,889,317	Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $3,889,381, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 7.500%, Market Value plus accrued interest $3,967,104, due 07/15/13- 08/01/46)	3,889,317	0.3
3,889,317	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $3,889,360, collateralized by various U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $3,967,104, due 10/01/16- 12/20/42)	3,889,317	0.3
Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
817,698	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $817,706, collateralized by various U.S. Government Securities, 0.750%- 1.625%, Market Value plus accrued interest $834,053, due 10/31/17- 08/15/22)	$817,698	0.1
3,889,317	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $3,889,357, collateralized by various U.S. Government Agency Obligations, 0.500%- 6.000%, Market Value plus accrued interest $3,967,104, due 08/09/13- 06/20/42)	3,889,317	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Securities Lending Collateralcc(1) (continued)
	3,889,317		Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $3,889,355, collateralized by various U.S. Government Agency Obligations, 2.000%- 4.500%, Market Value plus accrued interest $3,967,103, due 10/01/32- 01/01/43)	$3,889,317	0.3
				16,374,966	1.3
			Foreign Government Bonds: 1.2%
JPY	1,400,000,000	Z	Japan Treasury Discount Bill, 0.080%, 02/12/13	16,158,134	1.2
EUR	200,000	Z	Spain Letras del Tesoro, 1.960%, 09/20/13	260,265	0.0
				16,418,399	1.2
			Total Short-Term Investments (Cost $34,391,932)	33,092,964	2.5
			Total Investments in Securities (Cost $1,678,516,019)	$1,729,290,706	132.9
			Liabilities in Excess of Other Assets	(428,088,357)	(32.9)
			Net Assets	$1,301,202,349	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

W  Settlement is on a when-issued or delayed-delivery basis.

S  All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

L  Loaned security, a portion or all of the security is on loan at December 31, 2012.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

CAD  Canadian Dollar

DKK  Danish Krone

EUR  EU Euro

GBP  British Pound

JPY  Japanese Yen

MXN  Mexican Peso

Cost for federal income tax purposes is $1,678,898,141.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$54,618,790
Gross Unrealized Depreciation	(4,226,225)
Net Unrealized Appreciation	$50,392,565

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Total Common Stock	—	—	—	—
Preferred Stock	4,165,000	—	—	4,165,000
Corporate Bonds/Notes	—	248,169,532	—	248,169,532
Collateralized Mortgage Obligations	—	74,380,159	—	74,380,159
Municipal Bonds	—	56,562,738	—	56,562,738
Short-Term Investments	—	33,092,964	—	33,092,964
Foreign Government Bonds	—	120,277,470	—	120,277,470
U.S. Treasury Obligations	—	456,600,040	—	456,600,040
Asset-Backed Securities	—	6,383,872	—	6,383,872
U.S. Government Agency Obligations	—	729,658,931	—	729,658,931
Total Investments, at fair value	$4,165,000	$1,725,125,706	$—	$1,729,290,706
Other Financial Instruments+
Futures	326,959	—	—	326,959
Swaps	1,960,244	2,720,762	—	4,681,006
Forward Foreign Currency Contracts	—	1,955,019	—	1,955,019
Total Assets	$6,452,203	$1,729,801,487	$—	$1,736,253,690
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(74,182)	$—	$(74,182)
Futures	(131,897)	—	—	(131,897)
Swaps	(7,679,238)	(328,763)	—	(8,008,001)
Forward Foreign Currency Contracts	—	(3,254,034)	—	(3,254,034)
Total Liabilities	$(7,811,135)	$(3,656,979)	$—	$(11,468,114)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Singapore Dollar	3,903	Buy	01/25/13	$3,204	$3,194	$(10)
Barclays Bank PLC	Brazilian Real	205,330	Buy	02/04/13	100,000	99,839	(161)
Deutsche Bank AG	Danish Krone	104,000	Buy	02/14/13	18,445	18,413	(32)
Deutsche Bank AG	Mexican Peso	14,265,776	Buy	04/03/13	1,089,531	1,094,396	4,865
Deutsche Bank AG	Mexican Peso	1,298,420	Buy	04/03/13	100,000	99,608	(392)
Deutsche Bank AG	Mexican Peso	2,829,892	Buy	04/03/13	215,775	217,094	1,319
HSBC	Brazilian Real	616,590	Buy	02/04/13	300,000	299,810	(190)
HSBC	Mexican Peso	1,298,200	Buy	04/03/13	100,000	99,591	(409)
HSBC	Mexican Peso	3,862,170	Buy	04/03/13	300,000	296,285	(3,715)
HSBC	Brazilian Real	1,850,040	Buy	02/04/13	900,000	899,560	(440)
HSBC	Mexican Peso	4,440,153	Buy	04/03/13	343,328	340,626	(2,702)
HSBC	Brazilian Real	10,153,713	Buy	02/04/13	4,918,481	4,937,123	18,642
HSBC	Mexican Peso	1,099,628	Buy	04/03/13	82,997	84,358	1,361
HSBC	Mexican Peso	1,702,182	Buy	04/03/13	128,919	130,582	1,663
HSBC	Mexican Peso	23,606,406	Buy	04/03/13	1,787,917	1,810,960	23,043
HSBC	Mexican Peso	1,156,000	Buy	04/03/13	88,508	88,682	174
JPMorgan Chase & Co.	Mexican Peso	1,391,638	Buy	04/03/13	106,354	106,759	405
Morgan Stanley	Mexican Peso	2,575,000	Buy	04/03/13	200,000	197,541	(2,459)
Morgan Stanley	Brazilian Real	205,280	Buy	02/04/13	100,000	99,815	(185)
Morgan Stanley	Brazilian Real	205,380	Buy	02/04/13	100,000	99,864	(136)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Mexican Peso	1,530,105	Buy	04/03/13	$117,355	$117,382	$27
Morgan Stanley	Mexican Peso	6,394,373	Buy	04/03/13	485,544	490,543	4,999
Royal Bank of Scotland Group PLC	EU Euro	494,000	Buy	03/18/13	646,229	652,484	6,255
UBS Warburg LLC	Brazilian Real	411,100	Buy	02/04/13	200,000	199,893	(107)
UBS Warburg LLC	Mexican Peso	2,596,800	Buy	04/03/13	200,000	199,213	(787)
UBS Warburg LLC	Brazilian Real	410,540	Buy	02/04/13	200,000	199,620	(380)
UBS Warburg LLC	Brazilian Real	616,830	Buy	02/04/13	300,000	299,926	(74)
UBS Warburg LLC	Mexican Peso	29,025,605	Buy	04/03/13	2,214,850	2,226,693	11,843
UBS Warburg LLC	Mexican Peso	2,130,598	Buy	04/03/13	159,727	163,448	3,721
UBS Warburg LLC	Mexican Peso	4,771,569	Buy	04/03/13	366,874	366,049	(825)
							$65,313
Barclays Bank PLC	EU Euro	214,000	Sell	03/18/13	282,236	282,655	(419)
Barclays Bank PLC	Canadian Dollar	424,000	Sell	03/21/13	429,041	425,562	3,479
BNP Paribas Bank	EU Euro	589,951	Sell	06/21/13	776,582	779,935	(3,353)
BNP Paribas Bank	EU Euro	100,000	Sell	04/01/14	126,339	132,498	(6,159)
BNP Paribas Bank	EU Euro	100,000	Sell	06/02/14	126,453	132,498	(6,045)
BNP Paribas Bank	EU Euro	100,000	Sell	07/01/14	126,500	132,498	(5,998)
BNP Paribas Bank	EU Euro	100,000	Sell	08/01/14	126,560	132,498	(5,938)
Citigroup, Inc.	Danish Krone	15,115,000	Sell	02/14/13	2,594,315	2,676,017	(81,702)
Citigroup, Inc.	Canadian Dollar	25,157,000	Sell	03/21/13	25,461,649	25,249,678	211,971
Citigroup, Inc.	Japanese Yen	650,000,000	Sell	02/12/13	8,143,353	7,505,212	638,141
Citigroup, Inc.	EU Euro	200,000	Sell	04/01/14	253,470	264,995	(11,525)
Deutsche Bank AG	Japanese Yen	433,223,000	Sell	01/17/13	5,282,293	5,001,151	281,142
Deutsche Bank AG	British Pound	1,468,000	Sell	03/12/13	2,361,161	2,384,206	(23,045)
Deutsche Bank AG	EU Euro	14,200,000	Sell	08/01/13	17,884,616	18,781,507	(896,891)
HSBC	Japanese Yen	25,407,000	Sell	01/17/13	296,719	293,300	3,419
JPMorgan Chase & Co.	EU Euro	200,000	Sell	03/18/13	264,646	264,163	483
JPMorgan Chase & Co.	Mexican Peso	25,959,435	Sell	04/03/13	1,986,261	1,991,472	(5,211)
Morgan Stanley	EU Euro	26,000	Sell	03/18/13	34,249	34,341	(92)
Royal Bank of Scotland Group PLC	Japanese Yen	16,825,000	Sell	01/17/13	198,345	194,229	4,116
Royal Bank of Scotland Group PLC	EU Euro	228,000	Sell	03/18/13	298,494	301,146	(2,652)
Royal Bank of Scotland Group PLC	EU Euro	54,180,000	Sell	03/18/13	69,960,629	71,561,849	(1,601,220)
UBS Warburg LLC	EU Euro	596,000	Sell	03/18/13	785,078	787,207	(2,129)
UBS Warburg LLC	Japanese Yen	750,000,000	Sell	02/12/13	9,393,811	8,659,860	733,951
UBS Warburg LLC	EU Euro	4,400,000	Sell	01/31/13	5,401,748	5,809,245	(407,497)
UBS Warburg LLC	EU Euro	2,900,000	Sell	09/04/13	3,660,873	3,837,195	(176,322)
UBS Warburg LLC	EU Euro	485,828	Sell	09/20/13	638,123	642,955	(4,832)
							$(1,364,328)

ING PIMCO Total Return Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
3-Month Euro Euribor	18	12/15/14	$5,915,754	$15,018
3-Month Euro Euribor	5	03/16/15	1,642,357	(83)
3-Month Euro Euribor	5	06/15/15	1,641,202	82
90-Day Eurodollar	601	06/15/15	149,213,275	268,220
90-Day Eurodollar	113	09/14/15	28,031,062	38,184
90-Day Eurodollar	498	12/14/15	123,398,175	2,706
90-Day Eurodollar	142	03/14/16	35,141,450	2,620
90-Day Eurodollar	9	06/13/16	2,224,125	97
90-Day Eurodollar	6	09/19/16	1,480,500	32
U.S. Treasury 10-Year Note	15	03/19/13	1,991,719	(13)
			$350,679,619	$326,863
Short Contracts
Euro-Bund	(113)	03/07/13	$(21,722,967)	$(131,801)
			$(21,722,967)	$(131,801)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

ING PIMCO Total Return Portfolio Centrally Cleared Credit Default Swaps Outstanding on December 31, 2012

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(5)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.19 Index	Buy	(5.000)	12/20/17	USD	300,000	$(1,129)	$(17)
						$(1,129)	$(17)

ING PIMCO Total Return Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2012:

Credit Default Swaps on Credit Indices — Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	5,000,000	$377,738	$319,123	$58,615
Deutsche Bank AG	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	900,000	67,993	56,292	11,701
Goldman Sachs & Co.	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	200,000	15,110	11,916	3,194
HSBC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	5,600,000	423,066	331,762	91,304
Morgan Stanley	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	3,000,000	226,643	174,229	52,414
Deutsche Bank AG	CDX.NA.IG.10 Index (30-100% Tranche)	Sell	0.530	06/20/13	USD	964,499	2,412	—	2,412
Goldman Sachs & Co.	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.548	12/20/17	USD	675,149	11,041	—	11,041
Deutsche Bank AG	CMBX.NA.AAA.3 Index	Sell	0.080	12/13/49	USD	900,000	(38,730)	(51,863)	13,133
Citigroup, Inc.	MCDX.NA.18 Index	Sell	1.000	06/20/22	USD	1,600,000	(101,061)	(117,180)	16,119
Morgan Stanley	MCDX.NA.18 Index	Sell	1.000	06/20/17	USD	1,700,000	(36,992)	(49,907)	12,915
							$947,220	$674,372	$272,848

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/12 (%)(4)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Ally Financial Inc.	Sell	5.000	09/20/14	0.951	USD	3,800,000	$264,009	$147,303	$116,706
Goldman Sachs & Co.	Ally Financial Inc.	Sell	5.000	09/20/14	0.951	USD	2,000,000	138,952	77,528	61,424
Barclays Bank PLC	Berkshire Hathaway Inc.	Sell	1.000	06/20/17	1.084	USD	1,900,000	(6,936)	(43,495)	36,559
Morgan Stanley	Commonwealth of Australia	Sell	1.000	09/20/17	0.405	USD	1,000,000	27,820	11,853	15,967
Barclays Bank PLC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD	500,000	4,881	(3,393)	8,274
Barclays Bank PLC	Federative Republic of Brazil	Sell	1.000	06/20/16	0.771	USD	2,900,000	22,890	(2,837)	25,727
Barclays Bank PLC	Federative Republic of Brazil	Sell	1.000	06/20/17	0.953	USD	3,200,000	6,590	(39,296)	45,886
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD	500,000	4,881	(6,782)	11,663
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	09/20/15	0.648	USD	1,000,000	9,545	(8,438)	17,983
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	06/20/16	0.771	USD	4,800,000	37,887	(7,854)	45,741
Deutsche Bank AG	Federative Republic of Brazil	Sell	1.000	06/20/16	0.771	USD	1,100,000	8,682	(1,795)	10,477
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD	500,000	4,881	(3,169)	8,050

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/12 (%)(4)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	09/20/16	0.819	USD	500,000	$3,338	$(2,204)	$5,542
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD	1,600,000	15,618	(8,344)	23,962
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD	800,000	7,809	(10,497)	18,306
HSBC	Federative Republic of Brazil	Sell	1.000	09/20/15	0.648	USD	900,000	8,591	(4,847)	13,438
HSBC	Federative Republic of Brazil	Sell	1.000	03/20/16	0.715	USD	500,000	4,560	(1,131)	5,691
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/16	0.771	USD	3,500,000	27,626	(3,424)	31,050
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/17	0.953	USD	3,600,000	7,414	(44,208)	51,622
UBS Warburg LLC	Federative Republic of Brazil	Sell	1.000	09/20/15	0.648	USD	500,000	4,773	(2,561)	7,334
BNP Paribas Bank	General Electric Capital Corp.	Sell	4.700	12/20/13	0.220	USD	600,000	26,283	—	26,283
Citigroup, Inc.	General Electric Capital Corp.	Sell	4.325	12/20/13	0.220	USD	300,000	12,041	—	12,041
Morgan Stanley	General Electric Capital Corp.	Sell	1.000	12/20/15	0.770	USD	1,700,000	11,537	(19,625)	31,162
Goldman Sachs & Co. Japanese Government	20-Year Issue	Sell	1.000	03/20/17	0.616	USD	3,800,000	60,879	(22,818)	83,697
Goldman Sachs & Co. Japanese Government	20-Year Issue	Sell	1.000	03/20/17	0.616	USD	100,000	1,602	(601)	2,203
Goldman Sachs & Co. Japanese Government	20-Year Issue	Sell	1.000	03/20/17	0.616	USD	2,100,000	33,644	(14,697)	48,341
Morgan Stanley Japanese Government	20-Year Issue	Sell	1.000	03/20/17	0.616	USD	700,000	11,214	(3,922)	15,136
Morgan Stanley Japanese Government	20-Year Issue	Sell	1.000	06/20/17	0.673	USD	500,000	7,199	(1,161)	8,360
Citigroup, Inc.	Metlife Inc.	Sell	1.000	12/20/15	1.063	USD	2,900,000	(5,366)	(62,322)	56,956
Deutsche Bank AG	Metlife Inc.	Sell	1.000	03/20/18	1.590	USD	2,500,000	(72,873)	(105,537)	32,664
UBS Warburg LLC	Metlife Inc.	Sell	1.000	12/20/15	1.063	USD	1,600,000	(2,961)	(51,196)	48,235
Barclays Bank PLC	People's Republic of China	Sell	1.000	03/20/16	0.327	USD	1,000,000	21,623	7,490	14,133
Deutsche Bank AG	People's Republic of China	Sell	1.000	03/20/15	0.217	USD	5,000,000	87,119	12,339	74,780
Deutsche Bank AG	People's Republic of China	Sell	1.000	09/20/16	0.417	USD	400,000	8,635	1,568	7,067
Goldman Sachs & Co.	People's Republic of China	Sell	1.000	09/20/16	0.417	USD	100,000	2,159	388	1,771
JPMorgan Chase & Co.	People's Republic of China	Sell	1.000	06/20/17	0.537	USD	1,200,000	24,550	(5,571)	30,121
Morgan Stanley	People's Republic of China	Sell	1.000	09/20/16	0.417	USD	600,000	12,952	2,216	10,736

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/12 (%)(4)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS Warburg LLC	People's Republic of China	Sell	1.000	09/20/16	0.417	USD	300,000	$6,476	$1,105	$5,371
UBS Warburg LLC	Republic of Indonesia	Sell	1.000	09/20/16	0.867	USD	300,000	1,462	(3,429)	4,891
Deutsche Bank AG	Reynolds American Inc.	Sell	1.280	06/20/17	0.844	USD	600,000	11,465	—	11,465
HSBC	The Export-Import Bank of China	Sell	1.000	06/20/17	0.746	USD	600,000	6,709	(20,420)	27,129
Citigroup, Inc.	United Kingdom Gilt	Sell	1.000	12/20/16	0.291	USD	6,100,000	171,099	18,393	152,706
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	06/20/15	0.202	USD	600,000	11,859	2,605	9,254
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	12/20/16	0.291	USD	1,000,000	28,049	2,260	25,789
Morgan Stanley	United Kingdom Gilt	Sell	1.000	06/20/16	0.253	USD	400,000	10,357	4,779	5,578
Barclays Bank PLC	United Mexican States	Sell	1.000	03/20/15	0.451	USD	600,000	7,312	(5,836)	13,148
BNP Paribas Bank	United Mexican States	Sell	1.000	09/20/22	1.342	USD	1,300,000	(38,581)	(59,892)	21,311
Citigroup, Inc.	United Mexican States	Sell	1.000	03/20/15	0.451	USD	600,000	7,312	(5,955)	13,267
Citigroup, Inc.	United Mexican States	Sell	1.000	09/20/15	0.551	USD	1,000,000	12,194	(8,166)	20,360
Citigroup, Inc.	United Mexican States	Sell	1.000	03/20/16	0.619	USD	7,700,000	93,946	(27,805)	121,751
Deutsche Bank AG	United Mexican States	Sell	1.000	03/20/15	0.451	USD	200,000	2,437	(1,985)	4,422
Deutsche Bank AG	United Mexican States	Sell	1.000	06/20/17	0.840	USD	6,300,000	44,322	(69,431)	113,753
Goldman Sachs & Co.	United Mexican States	Sell	1.000	06/20/17	0.840	USD	400,000	2,814	(3,231)	6,045
UBS Warburg LLC	United States Treasury Note	Sell	0.250	09/20/15	0.197	EUR	5,000,000	9,509	(38,280)	47,789
								$1,232,789	$(436,328)	$1,669,117

(1)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)  Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

ING PIMCO Total Return Portfolio Centrally Cleared Interest Rate Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.500% and pay a floating rate based on 3-month USD-LIBOR	03/18/16	USD	258,000,000	$1,960,244	$53,015
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.250%	06/15/41	USD	24,500,000	(7,678,109)	(1,731,796)
				$(5,717,865)	$(1,678,781)

ING PIMCO Total Return Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/06/16	MXN	111,000,000	$119,808	$39,394	$80,414
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/13/17	MXN	26,000,000	18,607	(16,247)	34,854
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/13/17	MXN	600,000	584	(332)	916
Receive a fixed rate equal to 8.860% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	09/12/16	MXN	5,700,000	56,493	(1)	56,494
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/06/16	MXN	16,100,000	17,377	5,110	12,267
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/13/17	MXN	13,000,000	9,304	(4,544)	13,848
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/13/17	MXN	2,000,000	(1,946)	(1,222)	(724)
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/02/22	MXN	4,300,000	(8,084)	(7,990)	(94)
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/06/16	MXN	6,000,000	6,479	2,537	3,942
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/13/17	MXN	9,000,000	6,441	(5,030)	11,471
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/02/22	MXN	8,100,000	(15,233)	(19,033)	3,800
Receive a fixed rate equal to 1.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Goldman Sachs & Co.	10/15/17	USD	52,000,000	1,395	(23,150)	24,545
Receive a fixed rate equal to 1.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Morgan Stanley	10/15/17	USD	28,500,000	765	(32,904)	33,669
				$211,990	$(63,412)	$275,402

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

ING PIMCO Total Return Portfolio Written Swaptions Open on December 31, 2012:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/Receive Floating	Exercise Rate	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put OTC Swaption	Citigroup, Inc.	EUR-EURIBOR-Reuters	Pay	1.100%	01/21/13	EUR	2,400,000	$15,441	$(22)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.200%	02/19/13	USD	42,700,000	85,400	(13,511)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.200%	03/18/13	USD	4,400,000	16,170	(3,781)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.200%	07/11/13	USD	12,600,000	88,928	(775)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	2.000%	03/18/13	USD	6,300,000	59,204	(119)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	1.200%	02/19/13	USD	52,000,000	146,900	(16,453)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	1.200%	03/18/13	USD	23,700,000	128,712	(20,364)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	1.400%	03/18/13	USD	2,000,000	38,800	(601)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	1.200%	03/18/13	USD	6,500,000	32,988	(5,585)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	1.750%	05/30/13	USD	17,000,000	125,332	(9,007)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	0.700%	02/19/13	USD	14,700,000	11,025	(3,964)
						Total Written Swaptions		$748,900	$(74,182)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,955,019
Credit contracts	Upfront payments paid on swap agreements	1,183,149
Interest rate contracts	Upfront payments paid on swap agreements	47,041
Credit contracts	Unrealized appreciation on swap agreements	1,941,965
Interest rate contracts	Unrealized appreciation on swap agreements	276,220
Interest rate contracts	Net Assets — Unrealized appreciation**	326,959
Interest rate contracts	Net Assets — Unrealized appreciation***	53,015
Total Asset Derivatives		$5,783,368
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,254,034
Credit contracts	Upfront payments received on swap agreements	945,105
Interest rate contracts	Upfront payments received on swap agreements	110,453
Interest rate contracts	Unrealized depreciation on swap agreements	818
Interest rate contracts	Net Assets — Unrealized depreciation**	131,897
Interest rate contracts	Net Assets — Unrealized depreciation***	1,731,796
Credit contracts	Net Assets — Unrealized depreciation***	17
Interest rate contracts	Written options, at fair value	74,182
Total Liability Derivatives		$6,248,302

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***  Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments.
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$1,280,428	$—	$1,280,428
Foreign exchange contracts	—	1,521,932	—	—	—	1,521,932
Interest rate contracts	(131,557)	—	5,769,820	6,286,980	5,145,780	17,071,023
Total	$(131,557)	$1,521,932	$5,769,820	$7,567,408	$5,145,780	$19,873,383
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$6,303,443	$—	$6,303,443
Foreign exchange contracts	—	(3,697,670)	—	—	—	(3,697,670)
Interest rate contracts	(10,125)	—	(2,795,167)	(4,323,618)	(2,395,646)	(9,524,556)
Total	$(10,125)	$(3,697,670)	$(2,795,167)	$1,979,825	$(2,395,646)	$(6,918,783)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 80.8%
		Consumer Discretionary: 12.5%
440,000	#	Brookfield Residential Properties, Inc., 6.500%, 12/15/20	$453,200	0.4
460,000	#,±	Buffalo Thunder Development Authority, 9.375%, 12/15/14	165,600	0.2
315,000	#	Burger King Capital Holdings, LLC / Burger King Capital Finance, Inc., 04/15/19	266,962	0.2
550,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	596,062	0.5
250,000		Chrysler Group, LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	273,750	0.3
541,750		Chrysler Group, LLC, 6.000%, 05/24/17	554,388	0.5
350,000		DR Horton, Inc., 2.000%, 05/15/14	555,844	0.5
650,000		DISH DBS Corp., 5.875%, 07/15/22	702,000	0.6
622,000		Ford Motor Co., 4.250%, 11/15/16	988,980	0.9
104,000	#	Lennar Corp., 2.750%, 12/15/20	191,880	0.2
1,010,000	#,±	Mashantucket Western Pequot Tribe, 8.500%, 11/15/15	70,700	0.1
110,000	#	MDC Partners, Inc., 11.000%, 11/01/16	121,412	0.1
150,000	#	MGM Resorts International, 6.750%, 10/01/20	153,563	0.1
85,000	#	MPL 2 Acquisition Canco, Inc., 9.875%, 08/15/18	79,900	0.1
655,261	#,&	Pegasus Solutions, Inc., 13.000%, 04/15/14	596,288	0.6
175,000	#	Pittsburgh Glass Works, LLC, 8.500%, 04/15/16	161,875	0.2
450,000	#	Quebecor Media, Inc., 5.750%, 01/15/23	476,438	0.4
100,000	#	Scientific Games International, Inc., 6.250%, 09/01/20	103,375	0.1
365,000	#	Sotheby's, 5.250%, 10/01/22	370,475	0.3
245,000	#	Tempur-Pedic International, Inc., 6.875%, 12/15/20	253,269	0.2
Principal Amount†			Value	Percentage of Net Assets
766,000	#	Tower Automotive Holdings USA, LLC / TA Holdings Finance, Inc., 10.625%, 09/01/17	$842,600	0.8
59,959		Univision Communications, Inc., 4.462%, 03/31/17	59,092	0.1
665,000	#	Univision Communications, Inc., 6.875%, 05/15/19	694,925	0.6
145,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	157,325	0.1
440,000	#	Wolverine Healthcare Analytics, 10.625%, 06/01/20	470,800	0.4
6,899,822		Other Securities	4,310,272	4.0
			13,670,975	12.5
		Consumer Staples: 4.7%
430,000		Alliance One International, Inc., 5.500%, 07/15/14	422,475	0.4
825,000		Alliance One International, Inc., 10.000%, 07/15/16	872,437	0.8
350,000	#	Corsicanto Ltd., 3.500%, 01/15/32	444,938	0.4
250,000	#	FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc., 9.875%, 02/01/20	269,375	0.3
300,000	#	Live Nation Entertainment, Inc., 7.000%, 09/01/20	314,625	0.3
575,000		Pilgrim's Pride Corp., 7.875%, 12/15/18	585,781	0.5
425,000	#	Post Holdings, Inc., 7.375%, 02/15/22	467,766	0.4
100,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 5.750%, 10/15/20	103,500	0.1
835,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 8.250%-9.875%, 05/15/18-02/15/21	869,625	0.8
711,233		Other Securities	735,222	0.7
			5,085,744	4.7

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Energy: 16.0%
380,000	#	Basic Energy Services, Inc., 7.750%, 10/15/22	$372,400	0.3
790,000		Chesapeake Energy Corp., 2.250%-2.500%, 05/15/37-12/15/38	684,825	0.6
825,000		Cobalt International Energy, Inc., 2.625%, 12/01/19	836,859	0.8
580,000		Copano Energy, LLC / Copano Energy Finance Corp., 7.125%, 04/01/21	625,675	0.6
245,000	#	Drill Rigs Holdings, Inc., 6.500%, 10/01/17	245,000	0.2
500,000		EP Energy, LLC / EP Energy Finance, Inc., 9.375%, 05/01/20	566,250	0.5
75,000	#,&	EPE Holdings, LLC / EP Energy Bond Co., Inc., 8.125%, 12/15/17	74,531	0.1
255,000	#	EPL Oil & Gas, Inc., 8.250%, 02/15/18	263,288	0.2
700,000	#	Foresight Energy, LLC / Foresight Energy Corp., 9.625%, 08/15/17	752,500	0.7
410,000	#	Forest Oil Corp., 7.500%, 09/15/20	432,550	0.4
75,000	#	Green Field Energy Services, Inc., 13.250%, 11/15/16	75,375	0.1
2,000	#	Green Field Energy Services, Inc., 13.250%, 11/15/16	2,010	0.0
380,000	#	Gulfport Energy Corp., 7.750%, 11/01/20	392,350	0.4
155,000	#	Halcon Resources Corp., 8.875%, 05/15/21	165,075	0.1
170,000	#	Hiland Partners L.P. / Hiland Partners Finance Corp., 7.250%, 10/01/20	182,750	0.2
200,000	#	Holly Energy Partners L.P./Holly Energy Finance Corp., 6.500%, 03/01/20	215,000	0.2
525,000	#	Linn Energy, LLC/Linn Energy Finance Corp., 6.250%, 11/01/19	530,250	0.5
970,000		Massey Energy Co., 3.250%, 08/01/15	938,475	0.9
205,000	#	Midstates Petroleum Co., Inc. / Midstates Petroleum Co., LLC, 10.750%, 10/01/20	218,838	0.2
Principal Amount†			Value	Percentage of Net Assets
500,000	#	Murray Energy Corp., 10.250%, 10/15/15	$487,500	0.4
620,000		Northern Oil and Gas, Inc., 8.000%, 06/01/20	635,500	0.6
300,000	#	Offshore Group Investment Ltd., 7.500%, 11/01/19	304,500	0.3
240,000	#	PDC Energy, Inc., 7.750%, 10/15/22	247,200	0.2
300,000	#	Penn Virginia Resource Partners L.P. / Penn Virginia Resource Finance Corp. II, 8.375%, 06/01/20	324,750	0.3
115,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	117,300	0.1
650,000		Plains Exploration & Production Co., 6.125%, 06/15/19	711,750	0.6
785,000		Quicksilver Resources, Inc., 7.125%, 04/01/16	631,925	0.6
170,000	#	Samson Investment Co., 9.750%, 02/15/20	180,625	0.2
295,000	#	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18	303,850	0.3
100,000	#	Stone Energy Corp., 1.750%, 03/01/17	88,250	0.1
290,000	#	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.375%, 08/01/22	317,550	0.3
155,000	#	Unit Corp., 6.625%, 05/15/21	159,844	0.1
5,231,173		Other Securities	5,331,073	4.9
			17,415,618	16.0
		Financials: 5.9%
300,000	#	Ausdrill Finance Pty Ltd., 6.875%, 11/01/19	300,000	0.3
250,000	#	Blue Fin Ltd. (Cat Bond), 14.061%, 05/28/13	243,750	0.2
200,000	#	DFC Global Corp., 3.250%, 04/15/17	218,875	0.2
1,645,000		Forest City Enterprises, Inc., 6.500%, 02/01/17	1,620,325	1.5
379,000		Forest City Enterprises, Inc., 4.250%-7.625%, 06/01/15-08/15/18	399,777	0.4

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Financials (continued)
150,000	#	Host Hotels & Resorts L.P., 2.500%, 10/15/29	$196,406	0.2
325,000	#	Hub International Ltd., 8.125%, 10/15/18	334,750	0.3
225,000	#	Liberty Mutual Group, Inc., 7.000%, 03/15/37	224,719	0.2
300,000	#	Onex USI Aquisition Corp., 7.750%, 01/15/21	297,000	0.3
250,000	#	Residential Reinsurance 2012 Ltd. (Cat Bond), 12.811%, 12/06/16	249,450	0.2
520,000		Sabra Health Care L.P. / Sabra Capital Corp., 8.125%, 11/01/18	557,050	0.5
525,000	#	USB Realty Corp., 1.452%, 12/29/49	451,573	0.4
1,257,891		Other Securities	1,337,171	1.2
			6,430,846	5.9
		Health Care: 8.3%
710,000		Alere, Inc., 3.000%, 05/15/16	667,400	0.6
532,000		Cubist Pharmaceuticals, Inc., 2.500%, 11/01/17	837,235	0.8
679,414		Gentiva Health Services, Inc., 6.500%-11.500%, 05/23/16-09/01/18	662,372	0.6
450,000		Hologic, Inc., 2.000%, 12/15/37	504,000	0.5
400,000	#	Hologic, Inc., 6.250%, 08/01/20	433,000	0.4
350,000	#	Physio-Control International, Inc., 9.875%, 01/15/19	385,875	0.4
305,000	#	Salix Pharmaceuticals Ltd., 1.500%, 03/15/19	295,278	0.3
155,000	#	Sky Growth Acquisition Corp., 7.375%, 10/15/20	155,000	0.1
878,852	#,&	Surgical Care Affiliates, Inc., 8.875%, 07/15/15	894,232	0.8
160,000	#	Valeant Pharmaceuticals International, 6.375%, 10/15/20	172,000	0.2
Principal Amount†			Value	Percentage of Net Assets
150,000	#	Vanguard Health Holding Co. II, LLC / Vanguard Holding Co. II, Inc., 7.750%, 02/01/19	$156,000	0.1
631,000		Vertex Pharmaceuticals, Inc., 3.350%, 10/01/15	712,636	0.6
430,000	#	VPI Escrow Corp., 6.375%, 10/15/20	463,325	0.4
2,686,227		Other Securities	2,760,324	2.5
			9,098,677	8.3
		Holding Companies-Divers: 0.6%
600,000	#	Boart Longyear Management Pty Ltd., 7.000%, 04/01/21	612,000	0.6
		Industrials: 9.2%
250,000	#	ADS Tactical, Inc., 11.000%, 04/01/18	256,250	0.2
150,000	#	Aguila 3 SA, 7.875%, 01/31/18	159,750	0.1
550,000	#	CEVA Group PLC, 11.500%, 04/01/18	464,750	0.4
145,000	#	CEVA Group PLC, 11.625%, 10/01/16	149,712	0.2
205,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	212,175	0.2
350,000	#	FTI Consulting, Inc., 6.000%, 11/15/22	364,000	0.3
509,000		General Cable Corp., 4.500%, 11/15/29	551,629	0.5
270,000	#	H&E Equipment Services, Inc., 7.000%, 09/01/22	288,900	0.3
250,000	#,&	Igloo Holdings Corp., 8.250%, 12/15/17	248,125	0.2
310,000	#	JB Poindexter & Co., Inc., 9.000%, 04/01/22	322,013	0.3
190,000	#	Liberty Tire Recycling, 11.000%, 10/01/16	176,700	0.2
465,000		MasTec, Inc., 4.000%, 06/15/14	766,087	0.7
250,000	#	Mcron Finance Sub, LLC / Mcron Finance Corp., 8.375%, 05/15/19	257,500	0.2
415,000	#	Meritor, Inc., 7.875%, 03/01/26	382,578	0.4

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Industrials (continued)
715,000		Navistar International Corp., 3.000%, 10/15/14	$656,459	0.6
330,000		Navistar International Corp., 8.250%, 11/01/21	320,100	0.3
150,000	#	Silver II Borrower / Silver II US Holdings, LLC, 7.750%, 12/15/20	156,000	0.1
253,000	#	USG Corp., 8.375%, 10/15/18	282,095	0.3
381,000		Wesco International, Inc., 6.000%, 09/15/29	945,833	0.9
3,015,486		Other Securities	3,087,878	2.8
			10,048,534	9.2
		Information Technology: 8.8%
210,000	#	Advanced Micro Devices, Inc., 7.500%, 08/15/22	173,775	0.2
316,000	#	Allen Systems Group, Inc., 10.500%, 11/15/16	237,000	0.2
350,000		Equinix, Inc., 3.000%, 10/15/14	684,469	0.6
75,000	#	First Data Corp., 7.375%, 06/15/19	78,000	0.1
89,000	#	First Data Corp., 8.250%, 01/15/21	89,445	0.1
571,000		Lam Research Corp., 1.250%, 05/15/18	567,074	0.5
265,000	#	NCR Corp., 5.000%, 07/15/22	270,631	0.3
460,000		Novellus Systems, Inc., 2.625%, 05/15/41	575,000	0.5
550,000		Nuance Communications, Inc., 2.750%, 08/15/27	726,000	0.7
200,000		Nuance Communications, Inc., 2.750%, 11/01/31	218,125	0.2
135,000	#	Nuance Communications, Inc., 5.375%, 08/15/20	141,750	0.1
606,000		ON Semiconductor Corp., 2.625%, 12/15/26	648,799	0.6
375,000	#	Viasystems, Inc., 7.875%, 05/01/19	369,375	0.3
545,000	#	Vishay Intertechnology, Inc., 2.250%, 05/15/41	428,506	0.4
Principal Amount†			Value	Percentage of Net Assets
150,000		WebMD Health Corp., 2.250%, 03/31/16	$140,625	0.1
635,000		WebMD Health Corp., 2.500%, 01/31/18	534,988	0.5
3,599,684		Other Securities	3,745,797	3.4
			9,629,359	8.8
		Materials: 8.7%
400,000	#	Algoma Acquisition Corp., 9.875%, 06/15/15	280,000	0.3
354,240	#,&	ARD Finance SA, 11.125%, 06/01/18	377,266	0.3
135,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	149,512	0.1
640,000		Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	713,600	0.7
350,000	#	Eldorado Gold Corp., 6.125%, 12/15/20	357,875	0.3
245,000	#	IAMGOLD Corp., 6.750%, 10/01/20	239,487	0.2
215,000	#	Ineos Finance PLC, 9.000%, 05/15/15	229,512	0.2
235,000	#	Ineos Group Holdings PLC, 8.500%, 02/15/16	235,000	0.2
150,000	#	JMC Steel Group, 8.250%, 03/15/18	157,500	0.1
660,000		LyondellBasell Industries NV, 5.000%, 04/15/19	732,600	0.7
350,000	#	Midwest Vanadium Pty Ltd., 11.500%, 02/15/18	208,250	0.2
225,000	#	Molycorp, Inc., 10.000%, 06/01/20	210,375	0.2
150,000	#	New Gold, Inc., 7.000%, 04/15/20	160,875	0.2
1,400,000		Nova Chemicals Corp., 7.875%, 09/15/25	1,387,750	1.3
325,000	#	Packaging Dynamics Corp., 8.750%, 02/01/16	341,250	0.3
170,000	#	PH Glatfelter Co., 5.375%, 10/15/20	175,100	0.2
80,000	#	Prince Mineral Holding Corp., 11.500%, 12/15/19	83,200	0.1
365,000	#	Sappi Papier Holding GmbH, 7.750%, 07/15/17	399,219	0.4
235,000	#	Sappi Papier Holding GmbH, 8.375%, 06/15/19	257,619	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Materials (continued)
180,000		Steel Dynamics, Inc., 5.125%, 06/15/14	$196,763	0.2
185,000	#	Steel Dynamics, Inc., 6.125%, 08/15/19	197,025	0.1
185,000	#	Steel Dynamics, Inc., 6.375%, 08/15/22	197,025	0.2
250,000	#	Tronox Finance, LLC, 6.375%, 08/15/20	253,438	0.2
1,879,333		Other Securities	1,904,172	1.8
			9,444,413	8.7
		Telecommunication Services: 4.6%
738,000		Cincinnati Bell, Inc., 8.250%-8.375%, 10/15/17-10/15/20	800,325	0.7
555,000		Frontier Communications Corp., 8.750%, 04/15/22	646,575	0.6
445,000		Frontier Communications Corp., 8.500%-9.250%, 04/15/20-07/01/21	518,475	0.5
690,000	#,&	Intelsat Bermuda Ltd., 11.500%, 02/04/17	735,712	0.7
700,000		PAETEC Holding Corp., 8.875%, 06/30/17	754,250	0.7
140,000	#	tw telecom holdings inc, 5.375%, 10/01/22	147,175	0.1
460,000		Windstream Corp., 7.500%, 06/01/22	489,900	0.5
550,000		Windstream Corp., 7.750%, 10/15/20-10/01/21	596,750	0.5
1,747,406		Other Securities	313,425	0.3
			5,002,587	4.6
		Utilities: 1.5%
330,000	#	Intergen NV, 9.000%, 06/30/17	297,000	0.3
550,000		NRG Energy, Inc., 7.625%, 05/15/19	591,250	0.5
475,000		NRG Energy, Inc., 7.625%-7.875%, 01/15/18-05/15/21	529,625	0.5
100,000	#	Texas Competitive Electric Holdings Co., LLC / TCEH Finance, Inc., 11.500%, 10/01/20	78,750	0.1
375,580		Other Securities	130,011	0.1
			1,626,636	1.5
		Total Corporate Bonds/Notes (Cost $83,537,909)	88,065,389	80.8
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.0%
1,000,000	#	Timberstar Trust, 7.530%, 10/15/36	$1,037,295	1.0
		Total Collateralized Mortgage Obligations (Cost $1,008,350)	1,037,295	1.0
ASSET-BACKED SECURITIES: 0.1%
		Other Asset-Backed Securities: 0.1%
120,000		Other Securities	54,967	0.1
		Total Asset-Backed Securities (Cost $56,577)	54,967	0.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: 12.4%
		Consumer Discretionary: 0.7%
20,615		Other Securities	$735,815	0.7
		Consumer Staples: 0.1%
35,400	@	Alliance One International, Inc.	128,856	0.1
		Energy: 0.8%
50,290		Other Securities	785,719	0.8
		Financials: 1.4%
91,204	@	Forest City Enterprises, Inc.	1,472,945	1.3
3,921		Other Securities	66,575	0.1
			1,539,520	1.4
		Health Care: 2.9%
5,011	@	Alere, Inc.	694,440	0.6
11,045		Thermo Fisher Scientific, Inc.	704,450	0.7
26,192		Other Securities	1,748,886	1.6
			3,147,776	2.9
		Industrials: 2.7%
11,148	@	BE Aerospace, Inc.	550,711	0.5
101,936		Other Securities	2,400,824	2.2
			2,951,535	2.7
		Information Technology: 1.2%
72,315		Other Securities	1,319,029	1.2
		Materials: 2.4%
16,600		Freeport-McMoRan Copper & Gold, Inc.	567,720	0.5
13,895		Georgia Gulf Corp.	573,586	0.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Materials (continued)
19,753	@	LyondellBasell Industries N.V. Cl A	$1,127,699	1.1
104,433		Other Securities	364,634	0.3
			2,633,639	2.4
		Telecommunication Services: 0.2%
28,800		Windstream Corp.	238,464	0.2
		Total Common Stock (Cost $8,897,948)	13,480,353	12.4
PREFERRED STOCK: 1.5%
		Energy: 0.6%
13,916		Other Securities	624,282	0.6
		Financials: 0.6%
325	#,@,P	Ally Financial, Inc.	319,221	0.3
775	#,@	Perseus Holding Corp.	42,625	0.0
13,000		Other Securities	346,450	0.3
			708,296	0.6
		Industrials: 0.3%
2,200	@,P	General Cable Corp.	334,950	0.3
		Total Preferred Stock (Cost $2,185,695)	1,667,528	1.5
WARRANTS: 0.2%
		Energy: 0.0%
75	#,@	Green Field Energy Services, Inc.	2,325	0.0
		Industrials: 0.2%
3,874,272		Other Securities	232,457	0.2
		Information Technology: —%
840		Other Securities	—	—
		Total Warrants (Cost $354,469)	234,782	0.2
		Total Long-Term Investments (Cost $96,040,948)	104,540,314	96.0
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.8%
	Mutual Funds: 2.8%
3,095,870	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $3,095,870)	$3,095,870	2.8
	Total Short-Term Investments (Cost $3,095,870)	3,095,870	2.8
	Total Investments in Securities (Cost $99,136,818)	$107,636,184	98.8
	Assets in Excess of Other Liabilities	1,335,350	1.2
	Net Assets	$108,971,534	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@  Non-income producing security

&  Payment-in-kind

P  Preferred Stock may be called prior to convertible date.

±  Defaulted security

Cost for federal income tax purposes is $99,542,485.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$13,068,002
Gross Unrealized Depreciation	(4,974,303)
Net Unrealized Appreciation	$8,093,699

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$735,815	$—	$—	$735,815
Consumer Staples	128,856	—	—	128,856
Energy	785,719	—	—	785,719
Financials	1,535,830	—	3,690	1,539,520
Health Care	3,147,776	—	—	3,147,776
Industrials	2,951,535	—	—	2,951,535
Information Technology	1,319,029	—	—	1,319,029
Materials	2,633,639	—	—	2,633,639
Telecommunication Services	238,464	—	—	238,464
Total Common Stock	13,476,663	—	3,690	13,480,353
Preferred Stock	—	1,624,903	42,625	1,667,528
Warrants	2,325	232,457	—	234,782
Corporate Bonds/Notes	—	87,219,651	845,738	88,065,389
Collateralized Mortgage Obligations	—	1,037,295	—	1,037,295
Asset-Backed Securities	—	54,967	—	54,967
Short-Term Investments	3,095,870	—	—	3,095,870
Total Investments, at fair value	$16,574,858	$90,169,273	$892,053	$107,636,184

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Consumer Discretionary: 20.5%
11,200	@	Autozone, Inc.	$3,969,616	0.6
132,300	@	Carmax, Inc.	4,966,542	0.7
14,400	@	Chipotle Mexican Grill, Inc.	4,283,424	0.6
97,550	@	Discovery Communications, Inc. - Class C	5,706,675	0.8
42,300	@	Fossil, Inc.	3,938,130	0.6
104,212		Marriott International, Inc.	3,883,981	0.5
144,600		Mattel, Inc.	5,295,252	0.7
98,000		McGraw-Hill Cos., Inc.	5,357,660	0.8
109,619	@	Michael Kors Holdings Ltd.	5,593,858	0.8
119,300		Omnicom Group, Inc.	5,960,228	0.8
52,300	@	O'Reilly Automotive, Inc.	4,676,666	0.7
86,200		Ross Stores, Inc.	4,667,730	0.7
91,600		Starwood Hotels & Resorts Worldwide, Inc.	5,254,176	0.7
82,150	L	Tim Hortons, Inc.	4,040,137	0.6
34,900		Wynn Resorts Ltd.	3,925,901	0.5
2,195,722		Other Securities (a)	73,565,688	10.4
			145,085,664	20.5
		Consumer Staples: 5.9%
72,700		Church & Dwight Co., Inc.	3,894,539	0.5
90,900		Dr Pepper Snapple Group, Inc.	4,015,962	0.6
49,500		Whole Foods Market, Inc.	4,520,835	0.6
526,550		Other Securities	29,687,673	4.2
			42,119,009	5.9
		Energy: 5.8%
67,700		Range Resources Corp.	4,253,591	0.6
1,097,000		Other Securities (a)	37,242,142	5.2
			41,495,733	5.8
		Financials: 7.1%
32,200	@	IntercontinentalExchange, Inc.	3,986,682	0.6
82,800		Moody's Corp.	4,166,496	0.6
1,676,146		Other Securities	41,934,015	5.9
			50,087,193	7.1
		Health Care: 14.7%
62,800	@	Alexion Pharmaceuticals, Inc.	5,891,268	0.8
137,000		AmerisourceBergen Corp.	5,915,660	0.8
122,650	@	Catamaran Corp.	5,778,042	0.8
45,400		CR Bard, Inc.	4,437,396	0.6
20,900	@	Mettler Toledo International, Inc.	4,039,970	0.6
Shares			Value	Percentage of Net Assets
67,700		Quest Diagnostics	$3,944,879	0.6
32,600	@	Regeneron Pharmaceuticals, Inc.	5,576,882	0.8
1,631,743		Other Securities (a)	68,354,392	9.7
			103,938,489	14.7
		Industrials: 16.6%
72,400		CH Robinson Worldwide, Inc.	4,577,128	0.7
44,400	@	IHS, Inc.	4,262,400	0.6
61,600		Kansas City Southern	5,142,368	0.7
41,800		Roper Industries, Inc.	4,659,864	0.7
28,100		Valmont Industries, Inc.	3,837,055	0.5
20,800		WW Grainger, Inc.	4,209,296	0.6
2,261,212		Other Securities (a)	90,765,970	12.8
			117,454,081	16.6
		Information Technology: 19.9%
131,100		Altera Corp.	4,515,084	0.6
59,600		Amphenol Corp.	3,856,120	0.5
108,400		ARM Holdings PLC ADR	4,100,772	0.6
89,900	@	Gartner, Inc.	4,137,198	0.6
80,300		Intuit, Inc.	4,777,850	0.7
219,800	@	Nuance Communications, Inc.	4,905,936	0.7
99,900	@	Red Hat, Inc.	5,290,704	0.7
71,700	@	Trimble Navigation Ltd.	4,286,226	0.6
111,700		Xilinx, Inc.	4,010,030	0.6
3,563,766		Other Securities (a)	101,368,670	14.3
			141,248,590	19.9
		Materials: 6.9%
111,500		Ball Corp.	4,989,625	0.7
71,700		Compass Minerals International, Inc.	5,356,707	0.7
30,900		PPG Industries, Inc.	4,182,315	0.6
85,700		Rockwood Holdings, Inc.	4,238,722	0.6
35,400		Sherwin-Williams Co.	5,445,228	0.8
880,200		Other Securities	25,092,035	3.5
			49,304,632	6.9
		Telecommunication Services: 1.8%
100,500	@	Crown Castle International Corp.	7,252,080	1.0
81,350	@	SBA Communications Corp.	5,777,477	0.8
			13,029,557	1.8
		Utilities: 0.4%
145,500		Other Securities	2,637,915	0.4
		Total Common Stock (Cost $553,748,582)	706,400,863	99.6

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 0.1%
	Information Technology: 0.1%
143,130	Other Securities	$1,100,918	0.1
	Total Preferred Stock (Cost $1,295,198)	1,100,918	0.1
	Total Long-Term Investments (Cost $555,043,780)	707,501,781	99.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateralcc(1): 2.0%
3,296,988	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $3,297,042, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $3,362,928, due 08/01/27-01/01/43)	$3,296,988	0.4
3,296,988	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $3,297,024, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,362,928, due 10/01/16-12/20/42)	3,296,988	0.5
693,873	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $693,880, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $707,752, due 10/31/17-08/15/22)	693,873	0.1
Principal Amount†		Value	Percentage of Net Assets
3,296,988	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $3,297,022, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $3,362,928, due 08/09/13-06/20/42)	$3,296,988	0.5
3,296,988	Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $3,297,021, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $3,362,928, due 10/01/32-01/01/43)	3,296,988	0.5
		13,881,825	2.0
Shares		Value	Percentage of Net Assets
	Affiliated Investment Companies: 0.2%
1,812,683	T. Rowe Price Reserve Investment Fund (Cost $1,812,683)	$1,812,683	0.2
	Total Short-Term Investments (Cost $15,694,508)	15,694,508	2.2
	Total Investments in Securities (Cost $570,738,288)	$723,196,289	101.9
	Liabilities in Excess of Other Assets	(13,758,630)	(1.9)
	Net Assets	$709,437,659	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $571,002,938.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$185,551,608
Gross Unrealized Depreciation	(33,358,257)
Net Unrealized Appreciation	$152,193,351

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$145,085,664	$—	$—	$145,085,664
Consumer Staples	42,119,009	—	—	42,119,009
Energy	41,495,733	—	—	41,495,733
Financials	50,087,193	—	—	50,087,193
Health Care	103,938,489	—	—	103,938,489
Industrials	117,454,081	—	—	117,454,081
Information Technology	138,541,964	1,700,653	1,005,973	141,248,590
Materials	44,771,389	4,533,243	—	49,304,632
Telecommunication Services	13,029,557	—	—	13,029,557
Utilities	2,637,915	—	—	2,637,915
Total Common Stock	699,160,994	6,233,896	1,005,973	706,400,863
Preferred Stock	—	—	1,100,918	1,100,918
Short-Term Investments	1,812,683	13,881,825	—	15,694,508
Total Investments, at fair value	$700,973,677	$20,115,721	$2,106,891	$723,196,289

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Consumer Discretionary: 20.2%
202,400	@	Amazon.com, Inc.	$50,830,736	4.4
28,700	@	Autozone, Inc.	10,172,141	0.9
31,700	@	Chipotle Mexican Grill, Inc.	9,429,482	0.8
217,600		Home Depot, Inc.	13,458,560	1.2
203,000		Las Vegas Sands Corp.	9,370,480	0.8
44,259	@	Priceline.com, Inc.	27,493,691	2.4
270,800		Starbucks Corp.	14,520,296	1.2
143,000		Starwood Hotels & Resorts Worldwide, Inc.	8,202,480	0.7
156,800		Walt Disney Co.	7,807,072	0.7
2,276,890		Other Securities (a)	82,147,676	7.1
			233,432,614	20.2
		Consumer Staples: 5.3%
91,200		Costco Wholesale Corp.	9,007,824	0.8
214,900		CVS Caremark Corp.	10,390,415	0.9
621,864		Other Securities	41,854,944	3.6
			61,253,183	5.3
		Energy: 4.2%
79,700		EOG Resources, Inc.	9,626,963	0.8
143,400		Range Resources Corp.	9,009,822	0.8
117,300		Schlumberger Ltd.	8,127,717	0.7
226,100		Williams Cos., Inc.	7,402,514	0.6
255,700		Other Securities	14,509,821	1.3
			48,676,837	4.2
		Financials: 5.9%
253,400		American Express Co.	14,565,432	1.3
341,400		American Tower Corp.	26,379,978	2.3
84,008		Franklin Resources, Inc.	10,559,806	0.9
330,700	@	Invesco Ltd.	8,627,963	0.7
162,100		Other Securities	7,694,712	0.7
			67,827,891	5.9
		Health Care: 9.5%
84,800	@	Alexion Pharmaceuticals, Inc.	7,955,088	0.7
71,400	@	Biogen Idec, Inc.	10,472,238	0.9
138,200	@	Gilead Sciences, Inc.	10,150,790	0.9
146,300		McKesson Corp.	14,185,248	1.2
130,900		UnitedHealth Group, Inc.	7,100,016	0.6
129,400	@	Valeant Pharmaceuticals International	7,734,238	0.7
687,483		Other Securities	52,028,559	4.5
			109,626,177	9.5
Shares			Value	Percentage of Net Assets
		Industrials: 12.4%
104,100		Boeing Co.	$7,844,976	0.7
497,700		Danaher Corp.	27,821,430	2.4
337,800		Fastenal Co.	15,771,882	1.4
116,800		Kansas City Southern	9,750,464	0.8
110,300		Precision Castparts Corp.	20,893,026	1.8
91,100		Roper Industries, Inc.	10,155,828	0.9
95,900		Union Pacific Corp.	12,056,548	1.0
134,900		United Parcel Service, Inc. - Class B	9,946,177	0.9
494,900		Other Securities	29,559,675	2.5
			143,800,006	12.4
		Information Technology: 35.1%
185,300	@	Accenture PLC	12,322,450	1.1
206,800		Apple, Inc.	110,230,604	9.5
225,200		Broadcom Corp.	7,478,892	0.6
539,300	@	eBay, Inc.	27,515,086	2.4
305,700	@	EMC Corp.	7,734,210	0.7
80,750	@	Google, Inc. - Class A	57,281,627	5.0
473,500	@	Juniper Networks, Inc.	9,313,745	0.8
71,000	@	LinkedIn Corp.	8,152,220	0.7
72,100		Mastercard, Inc.	35,421,288	3.1
480,700		Qualcomm, Inc.	29,813,014	2.6
136,100	@	Red Hat, Inc.	7,207,856	0.6
76,616	@	Salesforce.com, Inc.	12,879,150	1.1
163,100		Visa, Inc.	24,722,698	2.1
1,215,405		Other Securities	55,175,003	4.8
			405,247,843	35.1
		Materials: 3.5%
106,300		Ecolab, Inc.	7,642,970	0.7
185,400		Praxair, Inc.	20,292,030	1.8
77,500		Sherwin-Williams Co.	11,921,050	1.0
			39,856,050	3.5
		Telecommunication Services: 3.0%
482,612	@	Crown Castle International Corp.	34,825,282	3.0
		Total Common Stock (Cost $817,727,486)	1,144,545,883	99.1

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
	Securities Lending Collateralcc(1): 0.5%
1,474,946	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,474,970, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $1,504,445, due 08/01/27-01/01/43)	$1,474,946	0.2
1,474,946	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,474,962, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,504,445, due 10/01/16-12/20/42)	1,474,946	0.1
310,408	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $310,411, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $316,617, due 10/31/17-08/15/22)	310,408	0.0
Principal Amount†		Value	Percentage of Net Assets
1,474,946	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%- 0.19%, due 01/02/13 (Repurchase Amount $1,474,961, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,504,445, due 08/09/13-06/20/42)	$1,474,946	0.1
1,474,946	Royal Bank of Canada Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,474,961, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,504,445, due 10/01/32-01/01/43)	1,474,946	0.1
		6,210,192	0.5
Shares		Value	Percentage of Net Assets
	Affiliated Investment Companies: 1.2%
13,324,410	T. Rowe Price Reserve Investment Fund (Cost $13,324,410)	$13,324,410	1.2
	Total Short-Term Investments (Cost $19,534,602)	19,534,602	1.7
	Total Investments in Securities (Cost $837,262,088)	$1,164,080,485	100.8
	Liabilities in Excess of Other Assets	(8,817,732)	(0.8)
	Net Assets	$1,155,262,753	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $840,964,947.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$336,122,242
Gross Unrealized Depreciation	(13,006,704)
Net Unrealized Appreciation	$323,115,538

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$222,919,354	$10,513,260	$—	$233,432,614
Consumer Staples	47,828,531	13,424,652	—	61,253,183
Energy	48,676,837	—	—	48,676,837
Financials	67,827,891	—	—	67,827,891
Health Care	102,704,805	6,921,372	—	109,626,177
Industrials	143,800,006	—	—	143,800,006
Information Technology	393,852,161	8,918,143	2,477,539	405,247,843
Materials	39,856,050	—	—	39,856,050
Telecommunication Services	34,825,282	—	—	34,825,282
Total Common Stock	1,102,290,917	39,777,427	2,477,539	1,144,545,883
Short-Term Investments	13,324,410	6,210,192	—	19,534,602
Total Investments, at fair value	$1,115,615,327	$45,987,619	$2,477,539	$1,164,080,485

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.9%
	Austria: 0.1%
159,152	Other Securities	$1,208,483	0.1
	Brazil: 1.2%
666,664	Other Securities	13,200,081	1.2
	Canada: 1.3%
1,224,900	Talisman Energy, Inc.	13,853,549	1.3
	China: 4.7%
3,569,000	China Life Insurance Co., Ltd.	11,820,750	1.1
1,213,000	China Mobile Ltd.	14,274,222	1.4
32,680,000	China Telecom Corp., Ltd.	18,478,754	1.7
13,026,153	Other Securities	5,673,826	0.5
		50,247,552	4.7
	France: 11.9%
988,796	AXA S.A.	17,754,704	1.7
318,148	BNP Paribas	18,112,277	1.7
227,134	Cie Generale des Etablissements Michelin	21,763,858	2.0
905,798	France Telecom S.A.	10,048,810	1.0
298,611	Sanofi-Aventis SA	28,317,401	2.7
350,844	Total S.A.	18,255,533	1.7
430,932	Other Securities	12,125,053	1.1
		126,377,636	11.9
	Germany: 13.3%
230,691	Bayer AG	21,999,232	2.1
632,728	Deutsche Post AG	13,936,231	1.3
224,445	HeidelbergCement AG	13,734,254	1.3
2,127,425	Infineon Technologies AG	17,331,050	1.6
155,469	Merck KGaA	20,490,114	1.9
78,787	Muenchener Rueckversicherungs AG	14,223,315	1.4
194,730	Siemens AG	21,293,956	2.0
602,672	Other Securities	18,432,943	1.7
		141,441,095	13.3
	Hong Kong: 3.2%
3,031,900	AIA Group Ltd.	12,025,532	1.1
1,803,300	Other Securities	21,780,720	2.1
		33,806,252	3.2
	India: 1.6%
773,355	Other Securities	17,386,769	1.6
Shares			Value	Percentage of Net Assets
		Italy: 3.6%
790,056		ENI S.p.A.	$19,354,516	1.8
6,028,656		Intesa Sanpaolo S.p.A.	10,425,485	1.0
1,735,102		Other Securities	8,544,479	0.8
			38,324,480	3.6
		Japan: 5.3%
1,176,200		Itochu Corp.	12,431,376	1.2
325,500		Toyota Motor Corp.	15,199,596	1.4
448,000	L	Trend Micro, Inc.	13,536,367	1.3
1,216,700		Other Securities	15,550,219	1.4
			56,717,558	5.3
		Netherlands: 7.6%
282,948		Akzo Nobel NV	18,730,335	1.8
634,895		Koninklijke Philips Electronics NV	16,812,237	1.6
308,868		Randstad Holdings NV	11,464,354	1.1
560,376		Royal Dutch Shell PLC - Class B	19,992,255	1.9
702,194		Other Securities	13,321,200	1.2
			80,320,381	7.6
		Norway: 3.9%
706,384		Statoil ASA	17,804,142	1.7
1,146,033		Telenor ASA	23,335,329	2.2
			41,139,471	3.9
		Singapore: 3.4%
1,697,582		DBS Group Holdings Ltd.	20,840,398	2.0
5,432,000		Singapore Telecommunications Ltd.	14,780,634	1.4
			35,621,032	3.4
		South Korea: 4.6%
287,688		KB Financial Group, Inc. ADR	10,327,999	1.0
16,884		Posco	5,531,037	0.5
68,200	L	POSCO ADR	5,602,630	0.5
37,761		Samsung Electronics Co., Ltd. GDR	27,105,018	2.6
			48,566,684	4.6
		Spain: 2.7%
1,101,207		Telefonica S.A.	14,909,382	1.4
436,563		Other Securities	13,795,604	1.3
			28,704,986	2.7
		Sweden: 1.4%
1,507,940		Telefonaktiebolaget LM Ericsson	15,232,079	1.4

See Accompanying Notes to Financial Statements

ING TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Switzerland: 8.3%
203,466		Adecco S.A.	$10,775,206	1.0
517,343		Credit Suisse Group	12,626,465	1.2
186,227		Novartis AG	11,764,571	1.1
120,556		Roche Holding AG - Genusschein	24,374,155	2.3
220,355		Swiss Re Ltd.	15,975,479	1.5
534,494		Other Securities	12,331,305	1.2
			87,847,181	8.3
		Taiwan: 1.4%
189,376		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,249,692	0.3
2,305,251		Taiwan Semiconductor Manufacturing Co., Ltd.	7,710,628	0.7
1,245,783		Other Securities (a)	4,193,555	0.4
			15,153,875	1.4
		United Kingdom: 18.4%
1,933,195		Aviva PLC	11,962,564	1.1
2,382,593		BAE Systems PLC	13,242,966	1.3
1,504,744		BP PLC	10,462,406	1.0
650,394	@	CRH PLC	13,436,541	1.3
1,080,666		GlaxoSmithKline PLC	23,528,705	2.2
1,509,200	@	HSBC Holdings PLC	15,996,446	1.5
3,263,744		Kingfisher PLC	15,250,160	1.4
24,546,127	@	Lloyds TSB Group PLC	19,560,782	1.8
2,010,170		Marks & Spencer Group PLC	12,627,194	1.2
460,971		Standard Chartered PLC	11,929,870	1.1
2,414,800		Tesco PLC	13,302,179	1.3
6,840,019		Vodafone Group PLC	17,218,228	1.6
4,041,512		Other Securities	16,461,989	1.6
			194,980,030	18.4
		Total Common Stock (Cost $914,720,374)	1,040,129,174	97.9
RIGHTS: 0.0%
		Spain: 0.0%
395,894		Other Securities	241,424	0.0
		Total Rights (Cost $—)	241,424	0.0
		Total Long-Term Investments (Cost $914,720,374)	1,040,370,598	97.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
	Securities Lending Collateralcc(1): 1.7%
4,240,122	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,240,192, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $4,324,924, due 08/01/27-01/01/43)	$4,240,122	0.4
4,240,122	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $4,240,168, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,324,925, due 10/01/16-12/20/42)	4,240,122	0.4
892,352	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $892,361, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $910,201, due 10/31/17-08/15/22)	892,352	0.1

See Accompanying Notes to Financial Statements

ING TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
4,240,122	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%- 0.19%, due 01/02/13 (Repurchase Amount $4,240,166, collateralized by various U.S. Government Agency Obligations, 0.500%- 6.000%, Market Value plus accrued interest $4,324,925, due 08/09/13- 06/20/42)	$4,240,122	0.4
4,240,122	Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $4,240,164, collateralized by various U.S. Government Agency Obligations, 2.000%- 4.500%, Market Value plus accrued interest $4,324,924, due 10/01/32- 01/01/43)	4,240,122	0.4
		17,852,840	1.7
	Total Short-Term Investments (Cost $17,852,840)	17,852,840	1.7
	Total Investments in Securities (Cost $932,573,214)	$1,058,223,438	99.6
	Assets in Excess of Other Liabilities	4,245,562	0.4
	Net Assets	$1,062,469,000	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $935,641,850.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$173,378,896
Gross Unrealized Depreciation	(50,797,308)
Net Unrealized Appreciation	$122,581,588
Sector Diversification	Percentage of Net Assets
Financials	23.6%
Industrials	12.3
Health Care	12.3
Energy	11.6
Telecommunication Services	10.8
Information Technology	9.2
Consumer Discretionary	7.9
Materials	6.6
Consumer Staples	2.3
Utilities	1.3
Short-Term Investments	1.7
Assets in Excess of Other Liabilities	0.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock
Austria	$—	$1,208,483	$—	$1,208,483
Brazil	13,200,081	—	—	13,200,081
Canada	13,853,549	—	—	13,853,549
China	—	50,247,552	—	50,247,552
France	—	126,377,636	—	126,377,636
Germany	—	141,441,095	—	141,441,095
Hong Kong	4,117,456	29,688,796	—	33,806,252
India	8,576,910	8,809,859	—	17,386,769
Italy	—	38,324,480	—	38,324,480
Japan	—	56,717,558	—	56,717,558
Netherlands	—	80,320,381	—	80,320,381
Norway	—	41,139,471	—	41,139,471
Singapore	—	35,621,032	—	35,621,032
South Korea	15,930,629	32,636,055	—	48,566,684
Spain	—	28,704,986	—	28,704,986
Sweden	—	15,232,079	—	15,232,079
Switzerland	—	87,847,181	—	87,847,181
Taiwan	7,443,247	7,710,628	—	15,153,875
United Kingdom	—	194,980,030	—	194,980,030
Total Common Stock	63,121,872	977,007,302	—	1,040,129,174
Rights	241,424	—	—	241,424
Short-Term Investments	—	17,852,840	—	17,852,840
Total Investments, at fair value	$63,363,296	$994,860,142	$—	$1,058,223,438

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING UBS   SUMMARY PORTFOLIO OF INVESTMENTS
U.S. LARGE CAP EQUITY PORTFOLIO  AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Consumer Discretionary: 10.7%
15,300	@	Amazon.com, Inc.	$3,842,442	2.8
50,400		Comcast Corp. - Class A	1,883,952	1.4
57,600		Macy's, Inc.	2,247,552	1.6
11,000		Ralph Lauren Corp.	1,649,120	1.2
39,500		Starbucks Corp.	2,117,990	1.5
28,800		Time Warner, Inc.	1,377,504	1.0
31,800		Viacom - Class B	1,677,132	1.2
			14,795,692	10.7
		Consumer Staples: 5.1%
63,000		Archer-Daniels-Midland Co.	1,725,570	1.3
49,700		Philip Morris International, Inc.	4,156,908	3.0
11,000		Other Securities	1,149,940	0.8
			7,032,418	5.1
		Energy: 11.5%
34,800		Baker Hughes, Inc.	1,421,232	1.0
38,700		Cabot Oil & Gas Corp.	1,924,938	1.4
30,900		EQT Corp.	1,822,482	1.3
73,500		Halliburton Co.	2,549,715	1.9
47,700		Hess Corp.	2,526,192	1.8
126,700	@	McDermott International, Inc.	1,396,234	1.0
61,500	@	Noble Corp.	2,141,430	1.6
53,300		Other Securities (a)	2,064,791	1.5
			15,847,014	11.5
		Financials: 19.0%
79,800		American Capital Agency Corp.	2,309,412	1.7
103,579		Citigroup, Inc.	4,097,585	3.0
25,900		Digital Realty Trust, Inc.	1,758,351	1.3
71,300	@	Invesco Ltd.	1,860,217	1.4
78,100		JPMorgan Chase & Co.	3,434,057	2.5
59,200		Lincoln National Corp.	1,533,280	1.1
44,700		Metlife, Inc.	1,472,418	1.1
210,100		Morgan Stanley	4,017,112	2.9
71,000		US Bancorp.	2,267,740	1.6
98,300		Wells Fargo & Co.	3,359,894	2.4
			26,110,066	19.0
		Health Care: 13.8%
46,400		Baxter International, Inc.	3,093,024	2.2
18,300	@	Gilead Sciences, Inc.	1,344,135	1.0
46,300		Medtronic, Inc.	1,899,226	1.4
45,473		Merck & Co., Inc.	1,861,665	1.4
38,100		Teva Pharmaceutical Industries Ltd. ADR	1,422,654	1.0
Shares			Value	Percentage of Net Assets
33,800		UnitedHealth Group, Inc.	$1,833,312	1.3
213,700		Other Securities	7,563,141	5.5
			19,017,157	13.8
		Industrials: 11.3%
25,300		Boeing Co.	1,906,608	1.4
41,000		General Dynamics Corp.	2,840,070	2.1
178,600	@	Hertz Global Holdings, Inc.	2,905,822	2.1
24,700		Illinois Tool Works, Inc.	1,502,007	1.1
45,300		Norfolk Southern Corp.	2,801,352	2.0
40,300		Ryder System, Inc.	2,012,179	1.5
89,200	@	Spirit Airlines, Inc.	1,580,624	1.1
			15,548,662	11.3
		Information Technology: 19.5%
68,300	@	Adobe Systems, Inc.	2,573,544	1.8
12,600		Apple, Inc.	6,716,178	4.9
499,500	@	Atmel Corp.	3,271,725	2.4
64,800	@	Avago Technologies Ltd.	2,051,568	1.5
347,800	@	Micron Technology, Inc.	2,208,530	1.6
54,600	@	NetApp, Inc.	1,831,830	1.3
72,200	@	NXP Semiconductor NV	1,903,914	1.4
252,500	@	ServiceSource International, Inc.	1,477,125	1.1
100,200	@	Skyworks Solutions, Inc.	2,034,060	1.5
87,000	@	Symantec Corp.	1,636,470	1.2
56,700		Other Securities (a)	1,088,247	0.8
			26,793,191	19.5
		Materials: 2.7%
64,900		Dow Chemical Co.	2,097,568	1.5
41,300		International Paper Co.	1,645,392	1.2
			3,742,960	2.7
		Telecommunication Services: 2.2%
286,500	@,L	NII Holdings, Inc.	2,042,745	1.5
104,500		Other Securities	1,038,730	0.7
			3,081,475	2.2
		Utilities: 3.1%
31,900		Edison International	1,441,561	1.1
22,600		NextEra Energy, Inc.	1,563,694	1.1
32,100		Other Securities	1,289,778	0.9
			4,295,033	3.1
		Total Common Stock (Cost $122,994,370)	136,263,668	98.9

See Accompanying Notes to Financial Statements

ING UBS   SUMMARY PORTFOLIO OF INVESTMENTS
U.S. LARGE CAP EQUITY PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
	Securities Lending Collateralcc(1): 2.1%
882,693	BNP Paribas Bank, Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $882,703, collateralized by various U.S. Government Agency Obligations, 3.000%- 3.500%, Market Value plus accrued interest $900,347, due 09/15/42- 11/15/42)	$882,693	0.7
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.7
31,253	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $31,253, collateralized by various U.S. Government Agency Obligations, 0.500%- 6.000%, Market Value plus accrued interest $31,878, due 08/09/13- 04/18/36)	31,253	0.0
1,000,000	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,000,016, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 11.250%, Market Value plus accrued interest $1,020,000, due 02/01/13-08/15/41)	1,000,000	0.7
		2,913,946	2.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
1,628,560	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,628,560)	$1,628,560	1.2
	Total Short-Term Investments (Cost $4,542,506)	4,542,506	3.3
	Total Investments in Securities (Cost $127,536,876)	$140,806,174	102.2
	Liabilities in Excess of Other Assets	(3,008,475)	(2.2)
	Net Assets	$137,797,699	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in   aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $128,797,517.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$19,094,429
Gross Unrealized Depreciation	(7,085,772)
Net Unrealized Appreciation	$12,008,657

See Accompanying Notes to Financial Statements

ING UBS   SUMMARY PORTFOLIO OF INVESTMENTS
U.S. LARGE CAP EQUITY PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock*	$136,263,668	$—	$—	$136,263,668
Short-Term Investments	1,628,560	2,913,946	—	4,542,506
Total Investments, at fair value	$137,892,228	$2,913,946	$—	$140,806,174

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2012 were as follows:

Portfolio Name	Type	Per Share Amount
ING American Century Small-Mid Cap Value Portfolio
Class ADV	NII	$0.1228
Class I	NII	$0.1657
Class S	NII	$0.1375
Class S2	NII	$0.1407
All Classes	STCG	$0.4788
All Classes	LTCG	$0.4319
ING Columbia Small Cap Value II Portfolio
Class ADV	NII	$0.0275
Class I	NII	$0.0568
Class S	NII	$0.0266
Class S2	NII	$0.0498
ING Davis New York Venture Portfolio
Class ADV	NII	$0.0208
Class I	NII	$0.1037
Class S	NII	$0.0531
ING Global Bond Portfolio
Class ADV	NII	$0.6744
Class I	NII	$0.7300
Class S	NII	$0.6937
ING Growth and Income Core Portfolio
Class ADV	NII	$—
Class I	NII	$0.1257
Class S	NII	$0.0242
Class S2	NII	$0.0204
ING Invesco Van Kampen Comstock Portfolio
Class ADV	NII	$0.1168
Class I	NII	$0.1689
Class S	NII	$0.1404
ING Invesco Van Kampen Equity and Income Portfolio
Class ADV	NII	$0.5378
Class I	NII	$0.8418
Class S	NII	$0.6821
Class S2	NII	$0.6599
ING JPMorgan Mid Cap Value Portfolio
Class ADV	NII	$0.0783
Class I	NII	$0.1505
Class S	NII	$0.1133
Class S2	NII	$0.1159
Portfolio Name	Type	Per Share Amount
ING Oppenheimer Global Portfolio
Class ADV	NII	$0.1104
Class I	NII	$0.1798
Class S	NII	$0.1439
Class S2	NII	$0.1643
ING PIMCO Total Return Portfolio
Class ADV	NII	$0.3468
Class I	NII	$0.3983
Class S	NII	$0.3707
Class S2	NII	$0.3756
ING Pioneer High Yield Portfolio
Class I	NII	$0.6244
Class S	NII	$0.5964
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	NII	$0.0039
Class I	NII	$0.0444
Class S	NII	$0.0216
Class S2	NII	$0.0160
All Classes	STCG	$0.0068
All Classes	LTCG	$0.7342
ING T. Rowe Price Growth Equity Portfolio
Class ADV	NII	$—
Class I	NII	$0.0987
Class S	NII	$—
Class S2	NII	$—
ING Templeton Foreign Equity Portfolio
Class ADV	NII	$0.1180
Class I	NII	$0.1504
Class S	NII	$0.1404
Class S2	NII	$0.1335
ING UBS U.S. Large Cap Equity Portfolio
Class ADV	NII	$0.0438
Class I	NII	$0.0935
Class S	NII	$0.0670

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING American Century Small-Mid Cap Value Portfolio	34.16%
ING Columbia Small Cap Value II Portfolio	100.00%
ING Davis New York Venture Portfolio	100.00%
ING Growth and Income Core Portfolio	100.00%
ING Invesco Van Kampen Comstock Portfolio	100.00%
ING Invesco Van Kampen Equity and Income Portfolio	50.61%
ING JPMorgan Mid Cap Value Portfolio	100.00%
ING Oppenheimer Global Portfolio	41.38%
ING PIMCO Total Return Portfolio	14.56%
ING Pioneer High Yield Portfolio	6.85%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	100.00%
ING T. Rowe Price Growth Equity Portfolio	100.00%
ING UBS U.S. Large Cap Equity Portfolio	100.00%

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2012. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Oppenheimer Global Portfolio	$2,245,394	$0.0211	69.49%
ING Templeton Foreign Equity Portfolio	$1,349,041	$0.0140	97.25%

*  None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company's Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Director	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	147	None.
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	147	None.
Patricia W. Chadwick(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	147	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	November 2007 - Present	Retired.	147	First Marblehead Corporation (September 2003 - Present).
J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	January 2005 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	147	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	March 2002 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	147	Assured Guaranty Ltd. (April 2004 - Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2006 - Present	Consultant (May 2001 - Present).	147	Stillwater Mining Company (May 2002 - Present).
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/Director	January 2005 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	147	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Directors who are "Interested Persons":
Robert W. Crispin(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	November 2007 - Present	Retired.	147	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Shaun P. Mathews(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	182	ING Capital Corporation, LLC (December 2005 - Present).

(1)  Subject to the Board's retirement policy, Directors serve until their successors are duly elected and qualified. The Board's retirement policy states that each duly elected or appointed Director who is not an "interested person" of the Company, as defined in the 1940 Act, as amended ("Independent Directors"), shall retire from service as a Director at the close of business on December 31 of the calendar year in which the Director reaches the age of 73. A majority vote of the Board may extend the retirement date of a Director if such retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  Except for Mr. Mathews and for the purposes of this table "Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, "Fund Complex" includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2013.

(3)  In 2010 and 2011, Patricia Chadwick received approximately $295,000 and $415,000, respectively, from a consulting firm that was engaged by a law firm representing JPMorgan Chase Bank, N.A. The compensation was for her services as an expert in a class action regarding JPMorgan Chase Bank, N.A.'s securities lending activities. JPMorgan Chase Bank, N.A. is an affiliate of JP Morgan Investment Management, Inc., a sub-adviser to ING JPMorgan Mid Cap Value Portfolio. ING JPMorgan Mid Cap Value Portfolio is a series of the ING Partners, Inc. registrant.

(4)  Messrs. Crispin and Matthews are deemed "Interested Persons" of the Company because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	January 2005 - Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present

Senior Vice President, ING Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012 - Present

Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	January 2005 - Present

Vice President, ING Investments, LLC and ING Funds Services, LLC(February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 - Present

Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003 - Present

Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010 - Present

Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)  The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, the Portfolios' existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Directors (the "Board") of ING Partners, Inc. (the "Company"), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Portfolios, as such term is defined under the 1940 Act (the "Independent Directors"), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contracts (the "Advisory Contracts") between ING Investments, LLC or Directed Services LLC, as applicable (together, the "Adviser") and the Portfolios and the sub-advisory contracts ("Sub-Advisory Contracts") with the sub-adviser to each Portfolio (each a "Sub-Adviser" and collectively, the "Sub-Advisers").

The Independent Directors also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Directors considered each Portfolio's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios' existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Directors of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the "Contract Review Process") employed by the Board and its Independent Directors to review and analyze information in connection with the annual renewal of the ING Funds' advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board's membership has changed through periodic retirements of some Directors and the appointment and election of new Directors. In addition, the Independent Directors have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management and address certain unique characteristics related to new or existing ING Funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board has established (among other committees) two Investment Review Committees (each, an "IRC"), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio's relevant benchmark, Lipper, Inc. ("Lipper") category median, and/or Morningstar, Inc. ("Morningstar") category median.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in the ING Funds' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Directors review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Directors' review of advisory and sub-advisory arrangements (including the Portfolios' Advisory and Sub-Advisory Contracts). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and selected peer group of investment companies ("Selected Peer Group") to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the

Portfolios' Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2013, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Directors prior to the November 29, 2012 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio's benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Portfolio's) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Company's Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board's evaluations.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser and the sub-adviser for certain Portfolios ("ING Sub-Adviser"), has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and ING Sub-Adviser, into an independent, standalone company by the end of 2016. The Board further noted that this separation may result in the Adviser and ING Sub-Adviser's loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and sub-advisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios, the Adviser, and ING Sub-Adviser, including their ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser and ING Sub-Adviser, currently provide. In this regard, the Board noted that the Adviser and ING Sub-Adviser, do not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

For each Portfolio with the exception of ING PIMCO Total Return Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. For ING PIMCO Total Return Portfolio, Class S shares were used. The class of shares was generally selected so that a Portfolio's share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios' Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers provide to the applicable Portfolios and the Sub-Advisers' compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group ("MRSG"), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the Portfolios that it manages. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which, team members use to attempt to gain and maintain an in-depth understanding of the Sub-Advisers' investment processes and to try to identify issues that may be relevant to each Sub-Adviser's services to a Portfolio and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the ING Fund complex. The Board noted that, for new non-ING-affiliated sub-advisers, the MSRG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of approving any new sub-adviser for a Portfolio.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also considered that in the course of monitoring performance of the Sub-Advisers, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to the Portfolio's Morningstar category median, Lipper category median, and/or primary benchmark. The Board also recognized that the MRSG provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MSRG is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Portfolios managed by the Sub-Advisers and their similarly managed retail counterparts and again assists the Board in carrying out its general oversight duties. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Advisers and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Portfolios also benefit from the services of the Adviser's Investment Risk Management Department (the "IRMD"), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios' performance.

In considering the Portfolios' Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios' shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Company's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and each Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and each Sub-Adviser are appropriate in light of each Portfolio's operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent, and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio's Morningstar category median, Lipper category median, and/or primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Portfolio asset levels as of September 30 and October 31, 2012. The Board's findings specific to each Portfolio's performance are discussed under "Portfolio-by-Portfolio Analysis" below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic and the Portfolios' investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. For non-ING-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm's-length nature of negotiations between the Adviser and non-ING-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm's-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-ING-affiliated Sub-Adviser. In addition, the Board noted that certain of the Portfolios' Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Adviser primarily on the factors described for each

Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain funds in the ING Fund Complex. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of fee schedule breakpoints at higher asset levels; changes in sub-adviser or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 29, 2012 meeting in relation to renewing each Portfolio's current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio's management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING American Century Small-Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING American Century Small-Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and three-year periods, during which it underperformed, and the most recent calendar quarter, during which its performance was equal to the benchmark; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, one-year, and five-year periods, the second quintile for the year-to-date and ten-year periods, and the third quintile for the three-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING American Century Small-Mid Cap Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management's representations regarding the competitiveness of the Portfolio's expense ratio; and (2) Management's discussions of fee waivers and expense limits, which lower the Portfolio's effective management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Baron Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Baron Growth Portfolio (formerly, ING Baron Small Cap Growth Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, one-year, and ten-year periods, and the second quintile for the year-to-date, three-year, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations regarding the competitiveness of the Portfolio's management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Columbia Small Cap Value II Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Columbia Small Cap Value II Portfolio (formerly, ING Columbia Small Cap Value Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

five-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, and the third quintile for the most recent calendar quarter, year-to-date, one-year, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is equal to the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board ; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Davis New York Venture Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Davis New York Venture Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, and the fourth quintile for the year-to-date, one-year, three-year, five-year, and ten-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that sector allocation and stock selection had on the Portfolio's performance; (2) Management's discussion of the impact that the size of the Portfolio and certain of its holdings had on its performance; and (3) Management's representations that it was analyzing options for addressing the Portfolio's underperformance and its undertaking to return to the Board with a proposal that addresses the Board's concerns regarding the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing fee data, the Board took into account: (1) Management's representations regarding fee waivers and expense limitations, which lower the Portfolio's effective management fee rate; and (2) Management's representations regarding the competitiveness of the Portfolio's expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Global Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, one-year, and five-year periods, but outperformed for the year-to-date and three-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the third quintile for the year-to-date, one-year, and five-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Bond Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is below the median and above the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Invesco Van Kampen Comstock Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Invesco Van Kampen Comstock Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the second quintile for the three-year, five-year, and ten-year periods, and the third quintile for the most recent calendar quarter and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Invesco Van Kampen Comstock Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is below the median and above the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and equal to the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations regarding the competitiveness of the Portfolio's management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

different weight to different individual factors and related conclusions.

ING Invesco Van Kampen Equity and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Invesco Van Kampen Equity and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, five-year, and ten-year periods, but underperformed for the year-to-date, one-year, and three-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the year-to-date, three-year, and ten-year periods, and the third quintile for the one-year and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representation regarding competitiveness of the Portfolio's management fee.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management's representations regarding the competitiveness of the Portfolio's management fee rate and expense ratio and (2) that Management, at the request of the Board, agreed to the addition of advisory fee schedule breakpoints beginning at $500 million in assets.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Global Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Global Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; (2) the Portfolio outperformed its primary benchmark for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, the third quintile for the year-to-date and ten-year periods, and the fourth quintile for the most recent calendar quarter and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and

Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO Total Return Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO Total Return Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the most recent calendar quarter, year-to-date, and ten-year periods, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management's discussion of the reasonableness of the Portfolio's performance during certain periods; and (2) the effect that performance during the third quarter in 2011 had on the Portfolio's performance data.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations with respect to the competitiveness of the Portfolio's expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer High Yield Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer High Yield Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exceptions of the most recent calendar quarter and one-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exceptions of the three-year and five-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter and one-year periods.

In analyzing this performance data, the Board took into account Management's representations regarding the strength of the Portfolio's performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exceptions of the year-to-date and five-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the most recent calendar quarter, year-to-date, one-year, and five-year periods, and the third quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of 0.10% administration fee) for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Growth Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Growth Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of tis Morningstar category for the year-to-date, one-year, three-year, and ten-year periods, the second quintile for the most recent calendar quarter and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is equal to the median and above the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Templeton Foreign Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Templeton Foreign Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the three-year period, the third quintile for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is equal to the median and above the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Thornburg Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Thornburg Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account that the Board, at its September 2012 meeting, had approved the merger of the Portfolio into ING Growth and Income Portfolio, and that this merger is expected to occur in March 2013 if approved by the Portfolio's shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations regarding the competitiveness of the Portfolio's management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING UBS U.S. Large Cap Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING UBS U.S. Large Cap Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the one-year, three-year, and ten-year periods, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that stock selection and sector allocation had on the Portfolio's performance; and (2) that the Board, at its September 2012 meeting, had approved the merger of the Portfolio into ING Growth and Income Portfolio, and that this merger is expected to occur in March 2013 if approved by the Portfolio's shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from break point discounts applicable to the Portfolio's advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations with respect to the competitiveness of the Portfolio's management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT SUB-ADVISORY CONTRACT

ING Thornburg Value Portfolio

At a meeting of the Board held on September 6, 2012, the Board, including a majority of the Independent Directors, determined to: (1) approve the reorganization (the "Reorganization") of ING Thornburg Value Portfolio ("Thornburg Portfolio") with and into ING Growth and Income Portfolio ("Growth and Income Portfolio"), subject to shareholder approval of the Reorganization; (2) terminate Thornburg Investment Management, Inc. ("Thornburg") as sub-adviser to Thornburg Portfolio effective November 16, 2012; (3) appoint ING Investment Management CO. LLC ("ING IM") as sub-adviser to Thornburg Portfolio effective as of the close of business on November 30, 2012; (4) approve an interim sub-advisory agreement with ING IM that became effective on November 30, 2012 (the "Interim Agreement"), under which ING IM serves as the sub-adviser to Thornburg Portfolio and provides day-to-day management services to Thornburg Portfolio for a period of up to 150 days; and (5) approve a new sub-advisory contract ("Sub-Advisory Contract") with ING IM under which it would continue to serve as Sub-Adviser to the Portfolio upon expiration of the 150 day period of the Interim Agreement. The Sub-Advisory Contract is subject to shareholder approval and is expected to become effective in March 2013. The Interim Agreement was put into place to bridge the period between the termination of Thornburg and the date of a Special Meeting of Shareholders that was called for the purpose of determining whether to approve the Sub-Advisory Contract and Reorganization.

In determining whether to approve the Interim Agreement and the Sub-Advisory Contract (together, the "Sub-Advisory Agreements") with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Agreements with ING IM should be approved for the Thornburg Portfolio. The materials provided to the Board to inform its consideration of whether to approve the proposed Sub-Advisory Agreements with ING IM included the following: (1) ING IM's presentation before the Domestic Equity Funds Investment Review Committee at its September 5, 2012 meeting; (2) memoranda and related materials provided to the Board in advance of its September 6, 2012 meeting discussing: (a) Management's rationale for proposing the Reorganization and appointing ING IM as the sub-adviser to Thornburg Portfolio, including the Portfolio's performance relative to its benchmark and Selected Peer Group, (b) the performance of ING IM in managing the Growth and Income Portfolio, which Thornburg Portfolio was proposed to merge into, and (c) ING IM's considerable firm-wide resources, investment philosophy, and overall investment process; (3) FACT Sheets for the Portfolio that provide information about the performance and projected net expense ratio of Thornburg Portfolio as compared with a representative group of mutual funds with similar investment programs to the investment program of the Portfolio as modified in connection with the appointment of ING IM; (4) ING IM's responses to inquiries from K&L Gates, counsel to the Independent Directors; (5) supporting documentation, including copies of the form of the Sub-Advisory Agreements; and (6) other information relevant to the Board's evaluation.

In reaching its decision to engage ING IM, the Board, including a majority of the Independent Directors, considered a number of factors, including, but not limited to, the following: (1) the view of the Adviser with respect to the reputation of ING IM as a manager to other portfolios in the ING Fund complex; (2) the strength and reputation of ING IM in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the Sub-Advisory Agreements; (4) the personnel, operations, financial

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

condition, and investment management capabilities, methodologies and resources of ING IM and their fit among the stable of managers in the ING Fund Complex; (5) the compensation under the Sub-Advisory Agreements in light of the services to be provided by ING IM; (6) the costs for the services to be provided by ING IM, including that the management fee rate would not change upon the appointment of ING IM; (7) the sub-advisory fee rate payable by the Adviser to ING IM; (8) ING IM's operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of ING IM in light of Thornburg Portfolio's investment objective and investor base; and (10) ING IM's Code of Ethics, which had previously been approved by the Board and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as sub-adviser to Thornburg Portfolio under the proposed Sub-Advisory Agreements with the Adviser; (2) the sub-advisory fee rates payable by the Adviser to ING IM are reasonable in the context of all factors considered by the Board; and (3) ING IM maintains appropriate compliance programs, with this conclusion based upon, among other things, reports from the Company's CCO that ING IM's compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Agreements for Thornburg Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UIPI (1212-022213)

Annual Report

December 31, 2012

Classes ADV, S and S2

ING Partners, Inc.

■  ING Fidelity® VIP Contrafund® Portfolio*

■  ING Fidelity® VIP Equity-Income Portfolio*

■  ING Fidelity® VIP Mid Cap Portfolio*

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

*  Fidelity and Contrafund are registered trademarks of FMR Corp.

MUTUAL FUNDS

President's Letter	1
Market Perspective	2
Portfolio Managers' Reports	4
Shareholder Expense Examples	7
Report of Independent Registered Public Accounting Firm	8
Statements of Assets and Liabilities	9
Statements of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	16
Portfolios of Investments	23
Tax Information	26
Director and Officer Information	27
Advisory Contract Approval Discussion	31

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Looking Forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled "Global Trends 2030: Alternative Worlds." The report identifies four "megatrends" that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It's important to remember that these are projections and subject to change, but they point to the value of keeping one's portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 4, 2013

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2012

In the early part of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The recovery from there was dramatic and the MSCI World IndexSM ended up 15.71% for the whole year, despite slow, patchy improvement in economic data, and investors' frustration at the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. (The MSCI World IndexSM returned 15.83% for the one year ended December 31, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding less than one third of the way to 139,000 by December. The unemployment rate was still uncomfortably high at 7.7%.

By December, other economic data, from average hourly earnings growth to consumer confidence to retail sales were mostly inconclusive. Final third quarter gross domestic product ("GDP") growth was revised up to 3.1%, but it didn't feel like it and the next few quarters were expected to show growth at about half of this level.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 4.3% year-over-year gain, while new home sales in November were the highest since April 2010.

Also in the relative doldrums was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the shortage of good news, the MSCI World IndexSM ended December 16% above the low point in early June. How could this be? One reason was a growing sense that the euro zone's enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain's shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country's bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank ("ECB") President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was "ready to do whatever it takes to preserve the euro." Under certain conditions, the ECB would buy without limitation the 1-3 year bonds of a country in difficulties.

In September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Then in December, "Operation Twist" was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

So the year ended with central bankers sounding increasingly determined to underpin the euro and the prices of risky assets. This was enough to drive those prices higher despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece's next bailout tranche until November 27. In the U.S., the newly-elected Congress looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement on tax increases alone which postponed an even bigger conflict on spending and the debt ceiling until March.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index ("BCAB") of investment grade bonds rose 4.22% in 2012. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB, returned only 1.99% as risk appetite recovered. By contrast the Barclays Capital U.S. Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 9.82%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 15.78%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 16.00% in the fiscal year. By sector, financials led the way with a return of 28.82%, followed by consumer discretionary with a return of 23.92%. No sector incurred a loss, but defensive utilities' slim 1.29% gain reflected improved risk appetite. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets, the dollar fell 1.76% against the euro, which rebounded after Draghi's July pronouncements, and 4.38% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 12.79% over the yen in 2012, as Japan's parliamentary opposition won a landslide in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index soared 21.57%, due mainly to the monetary stimulus referred to above. This was despite the effect on Japan's export focused economy of the euro zone crisis, the slowdown in China and a return to recession. The MSCI Europe ex UK® Index rose 18.78% due to central bank initiatives, in the face of economic news that was unremittingly bad, also including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 10.19%, boosted by financials but held back by large, lagging energy and materials. The U.K. GDP grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. Treasury Index

An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Value Index	A market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value oriented companies.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.
S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

3

ING FIDELITY® VIP CONTRAFUND® PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Fidelity® VIP Contrafund® Portfolio (the "Portfolio") seeks long-term capital appreciation by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Contrafund® Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Contrafund® Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes S and ADV November 15, 2004		Since Inception of Class S2 May 28, 2009
Class S	15.82%	0.20%	5.78%		—
Class ADV	15.46%	(0.06)%	5.50%		—
Class S2	15.69%	—	—		14.67%
S&P 500® Index	16.00%	1.66%	5.07	%(1)	15.45	%(2)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Contrafund® Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

(1) Since inception performance of the index is shown from November 1, 2004.

(2) Since inception performance of the index is shown from June 1, 2009.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

4

PORTFOLIO MANAGERS' REPORT

ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO

ING Fidelity® VIP Equity-Income Portfolio (the "Portfolio") seeks reasonable income by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Equity-Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Equity-Income Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes S and ADV November 15, 2004		Since Inception of Class S2 May 28, 2009
Class S	16.68%	(0.19)%	3.24%		—
Class ADV	16.47%	(0.42)%	2.95%		—
Class S2	16.53%	—	—		15.25%
Russell 3000® Value Index	17.55%	0.83%	4.81	%(1)	15.45	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Equity-Income Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

(1) Since inception performance of the index is shown from November 1, 2004.

(2) Since inception performance of the index is shown from June 1, 2009.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

5

ING FIDELITY® VIP MID CAP PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Fidelity® VIP Mid Cap Portfolio (the "Portfolio") seeks long-term growth of capital by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products Fund III, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Mid Cap Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes S and ADV November 15, 2004		Since Inception of Class S2 May 28, 2009
Class S	14.22%	1.77%	7.12%		—
Class ADV	13.94%	1.53%	6.85%		—
Class S2	13.94%	—	—		13.91%
S&P MidCap 400 Index	17.88%	5.15%	8.19	%(1)	19.06	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Mid Cap Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

(1) Since inception performance of the index is shown from November 1, 2004.

(2) Since inception performance of the index is shown from June 1, 2009.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

6

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012, unless otherwise indicated. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Fidelity® VIP Contrafund® Portfolio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
Class ADV	$1,000.00	$1,059.70	1.44%	$7.46	$1,000.00	$1,017.90	1.44%	$7.30
Class S	1,000.00	1,061.40	1.19	6.17	1,000.00	1,019.15	1.19	6.04
Class S2	1,000.00	1,060.90	1.34	6.94	1,000.00	1,018.40	1.34	6.80
ING Fidelity® VIP Equity-Income Portfolio
Class ADV	$1,000.00	$1,078.30	1.35%	$7.05	$1,000.00	$1,018.35	1.35%	$6.85
Class S	1,000.00	1,078.50	1.10	5.75	1,000.00	1,019.61	1.10	5.58
Class S2	1,000.00	1,078.10	1.25	6.53	1,000.00	1,018.85	1.25	6.34
ING Fidelity® VIP Mid Cap Portfolio
Class ADV	$1,000.00	$1,070.30	1.45%	$7.55	$1,000.00	$1,017.85	1.45%	$7.35
Class S	1,000.00	1,071.10	1.20	6.25	1,000.00	1,019.10	1.20	6.09
Class S2	1,000.00	1,069.90	1.35	7.02	1,000.00	1,018.35	1.35	6.85

*  Expenses are equal to each Portfolio's respective annualized expense ratios, including the expenses of the master fund, multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Fidelity VIP Contrafund Portfolio, ING Fidelity VIP Equity-Income Portfolio, and ING Fidelity VIP Mid Cap Portfolio, each a series of ING Partners, Inc., as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent of the master funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Fidelity VIP Contrafund Portfolio, ING Fidelity VIP Equity-Income Portfolio, and ING Fidelity VIP Mid Cap Portfolio as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2013

8

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING Fidelity® VIP Contrafund® Portfolio	ING Fidelity® VIP Equity-Income Portfolio	ING Fidelity® VIP Mid Cap Portfolio
ASSETS:
Investments in master fund at fair value*(1)	$314,645,263	$17,097,183	$40,583,180
Cash	20,063	4,988	25,577
Receivables:
Investment in master fund sold	547,168	34,858	152,725
Fund shares sold	4,864	13	847
Prepaid expenses	2,753	144	383
Reimbursement due from manager	19,959	3,532	6,221
Total assets	315,240,070	17,140,718	40,768,933
LIABILITIES:
Payable for investments in master fund purchased	512	—	571
Payable for fund shares redeemed	551,520	34,871	153,001
Payable for administrative fees	27,284	1,460	3,503
Payable for distribution and shareholder service fees	69,373	3,693	9,095
Payable for trustee fees	1,671	90	243
Other accrued expenses and liabilities	21,721	9,758	17,093
Total liabilities	672,081	49,872	183,506
NET ASSETS	$314,567,989	$17,090,846	$40,585,427
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$403,388,087	$33,160,847	$44,491,482
Undistributed net investment income	2,571,233	691,461	19,240
Accumulated net realized loss	(147,971,036)	(19,112,196)	(9,188,149)
Net unrealized appreciation	56,579,705	2,350,734	5,262,854
NET ASSETS	$314,567,989	$17,090,846	$40,585,427
* Cost of investments in master fund at value	$258,065,558	$14,746,449	$35,320,326
Class ADV:
Net Assets	$5,451,376	$202,882	$1,609,389
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	522,947	21,100	121,555
Net asset value and redemption price per share	$10.42	$9.62	$13.24
Class S:
Net Assets	$309,111,989	$16,883,398	$38,972,070
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	29,477,758	1,753,047	2,906,633
Net asset value and redemption price per share	$10.49	$9.63	$13.41
Class S2:
Net Assets	$4,624	$4,566	$3,968
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	448	483	302
Net asset value and redemption price per share	$10.33	$9.45	$13.16

(1)  The master funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income and ING Fidelity® VIP Mid Cap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income and Fidelity® VIP Mid Cap Portfolios, respectively. These financial statements should be read in conjunction with the master Fidelity funds' financial statements.

See Accompanying Notes to Financial Statements
9

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Fidelity® VIP Contrafund® Portfolio	ING Fidelity® VIP Equity-Income Portfolio	ING Fidelity® VIP Mid Cap Portfolio
INVESTMENT INCOME:
Dividends from master fund(1)	$3,592,185	$490,372	$159,585
Total investment income	3,592,185	490,372	159,585
EXPENSES:
Distribution and shareholder service fees:
Class ADV	23,186	1,742	9,647
Class S	823,989	44,156	116,870
Class S2	22	22	21
Transfer agent fees	693	302	618
Administrative service fees	277,672	14,879	39,707
Shareholder reporting expense	18,346	3,920	5,390
Registration fees	490	—	245
Professional fees	42,523	11,971	19,878
Custody and accounting expense	18,397	2,450	4,410
Trustee fees	10,027	540	1,460
Miscellaneous expense	355	484	623
Total expenses	1,215,700	80,466	198,869
Net waived and reimbursed fees	(200,506)	(25,411)	(47,673)
Net expenses	1,015,194	55,055	151,196
Net investment income	2,576,991	435,317	8,389
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of investments in master fund	(5,672,762)	1,580,355	1,437,282
Capital gain distributions from investments in master fund	—	1,148,671	3,257,097
Net realized gain (loss)	(5,672,762)	2,729,026	4,694,379
Net change in unrealized appreciation (depreciation) on:
Master fund	51,180,008	(388,950)	1,884,552
Net change in unrealized appreciation (depreciation)	51,180,008	(388,950)	1,884,552
Net realized and unrealized gain	45,507,246	2,340,076	6,578,931
Increase in net assets resulting from operations	$48,084,237	$2,775,393	$6,587,320

(1)  The master funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income and ING Fidelity® VIP Mid Cap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income and Fidelity® VIP Mid Cap Portfolios, respectively. These financial statements should be read in conjunction with the master Fidelity funds' financial statements.

See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity® VIP Contrafund® Portfolio		ING Fidelity® VIP Equity-Income Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$2,576,991	$1,572,973	$435,317	$363,523
Net realized gain (loss)	(5,672,762)	(26,377,613)	2,729,026	(1,279,982)
Net change in unrealized appreciation (depreciation)	51,180,008	13,645,029	(388,950)	948,593
Increase (decrease) in net assets resulting from operations	48,084,237	(11,159,611)	2,775,393	32,134
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(12,838)	(26,874)	(2,305)	(5,971)
Class S	(1,562,770)	(2,518,772)	(362,285)	(300,036)
Class S2	(15)	(25)	(92)	(59)
Total distributions	(1,575,623)	(2,545,671)	(364,682)	(306,066)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,636,269	26,875,043	1,551,425	4,203,169
Reinvestment of distributions	1,575,607	2,545,646	364,590	306,008
	15,211,876	29,420,689	1,916,015	4,509,177
Cost of shares redeemed	(62,395,110)	(59,513,490)	(5,381,022)	(10,546,303)
Net decrease in net assets resulting from capital share transactions	(47,183,234)	(30,092,801)	(3,465,007)	(6,037,126)
Net decrease in net assets	(674,620)	(43,798,083)	(1,054,296)	(6,311,058)
NET ASSETS:
Beginning of year or period	315,242,609	359,040,692	18,145,142	24,456,200
End of year or period	$314,567,989	$315,242,609	$17,090,846	$18,145,142
Undistributed net investment income at end of year or period	$2,571,233	$1,569,865	$691,461	$363,271

See Accompanying Notes to Financial Statements
11

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity® VIP Mid Cap Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$8,389	$(196,297)
Net realized gain (loss)	4,694,379	(2,728,769)
Net change in unrealized appreciation (depreciation)	1,884,552	(4,364,254)
Increase (decrease) in net assets resulting from operations	6,587,320	(7,289,320)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class S	—	(96,372)
Class S2	—	(4)
Total distributions	—	(96,376)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,881,511	4,370,754
Reinvestment of distributions	—	96,372
	1,881,511	4,467,126
Cost of shares redeemed	(18,829,208)	(21,599,008)
Net decrease in net assets resulting from capital share transactions	(16,947,697)	(17,131,882)
Net decrease in net assets	(10,360,377)	(24,517,578)
NET ASSETS:
Beginning of year or period	50,945,804	75,463,382
End of year or period	$40,585,427	$50,945,804
Distributions in excess of net investment income/Accumulated net investment loss at end of year or period	$19,240	$(702)

See Accompanying Notes to Financial Statements
12

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return(1)

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)
ING Fidelity® VIP Contrafund® Portfolio
Class ADV
12-31-12	9.05	0.07		1.33	1.40	0.03	—	—	0.03	10.42	15.46
12-31-11	9.42	0.01		(0.33)	(0.32)	0.05	—	—	0.05	9.05	(3.31)
12-31-10	8.16	0.03	•	1.29	1.32	0.06	—	—	0.06	9.42	16.29
12-31-09	6.24	0.05		2.09	2.14	0.02	0.20	—	0.22	8.16	34.71
12-31-08	14.62	0.05	•	(5.34)	(5.29)	0.58	2.51	—	3.09	6.24	(43.00)
Class S
12-31-12	9.10	0.08	•	1.36	1.44	0.05	—	—	0.05	10.49	15.82
12-31-11	9.47	0.05		(0.35)	(0.30)	0.07	—	—	0.07	9.10	(3.10)
12-31-10	8.20	0.06	•	1.29	1.35	0.08	—	—	0.08	9.47	16.63
12-31-09	6.28	0.06		2.12	2.18	0.06	0.20	—	0.26	8.20	35.13
12-31-08	14.72	0.06	•	(5.37)	(5.31)	0.62	2.51	—	3.13	6.28	(42.90)
Class S2
12-31-12	8.96	0.07		1.33	1.40	0.03	—	—	0.03	10.33	15.69
12-31-11	9.33	0.03		(0.34)	(0.31)	0.06	—	—	0.06	8.96	(3.29)
12-31-10	8.11	0.05		1.26	1.31	0.09	—	—	0.09	9.33	16.32
05-28-09(6)- 12-31-09	6.70	0.06	•	1.62	1.68	0.07	0.20	—	0.27	8.11	25.65

	Ratios to average net assets			Supplemental data		Ratios and supplemental data including the master fund
	Gross expenses excluding expenses of the master fund(2)(3)(4)	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(3)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(3)(4)	Expenses including expenses net of all reductions of the master fund(2)(3)(4)	Portfolio turnover rate of the master fund

Year or period ended	(%)	(%)	(%)	($000's)	(%)	(%)	(%)	(%)	(%)
ING Fidelity® VIP Contrafund® Portfolio
Class ADV
12-31-12	0.61	0.55	0.77	5,451	5	1.50	1.44	1.43	87
12-31-11	0.55	0.55	0.24	4,023	8	1.45	1.44	1.43	135
12-31-10	0.55	0.55	0.40	4,024	5	1.45	1.45	1.43	117
12-31-09	0.55	0.55	0.57	4,268	12	1.47	1.47	1.45	145
12-31-08	0.55	0.55	0.51	3,897	8	1.46	1.46	1.45	172
Class S
12-31-12	0.36	0.30	0.77	309,112	5	1.25	1.19	1.18	87
12-31-11	0.30	0.30	0.45	311,215	8	1.20	1.19	1.18	135
12-31-10	0.30	0.30	0.73	355,013	5	1.20	1.20	1.18	117
12-31-09	0.30	0.30	0.83	371,263	12	1.22	1.22	1.20	145
12-31-08	0.30	0.30	0.58	290,170	8	1.21	1.21	1.20	172
Class S2
12-31-12	0.61	0.45	0.68	5	5	1.50	1.34	1.33	87
12-31-11	0.55	0.45	0.35	4	8	1.45	1.34	1.33	135
12-31-10	0.55	0.45	0.59	4	5	1.45	1.35	1.33	117
05-28-09(6)- 12-31-09	0.55	0.45	1.27	4	12	1.47	1.37	1.35	145

See Accompanying Notes to Financial Statements
13

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return(1)

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)
ING Fidelity® VIP Equity-Income Portfolio
Class ADV
12-31-12	8.36	0.10	•	1.27	1.37	0.11	—	—	0.11	9.62	16.47
12-31-11	8.47	0.16		(0.16)	0.00 *	0.11	—	—	0.11	8.36	0.14
12-31-10	7.55	0.08		0.97	1.05	0.13	—	—	0.13	8.47	14.21
12-31-09	5.99	0.10		1.63	1.73	0.16	0.01	—	0.17	7.55	29.15
12-31-08	11.94	0.22		(4.97)	(4.75)	0.18	1.02	—	1.20	5.99	(43.07)
Class S
12-31-12	8.43	0.22	•	1.18	1.40	0.20	—	—	0.20	9.63	16.68
12-31-11	8.54	0.14	•	(0.13)	0.01	0.12	—	—	0.12	8.43	0.33
12-31-10	7.59	0.08	•	1.01	1.09	0.14	—	—	0.14	8.54	14.68
12-31-09	6.04	0.10	•	1.65	1.75	0.19	0.01	—	0.20	7.59	29.32
12-31-08	12.06	0.20	•	(4.98)	(4.78)	0.22	1.02	—	1.24	6.04	(42.96)
Class S2
12-31-12	8.28	0.23	•	1.13	1.36	0.19	—	—	0.19	9.45	16.53
12-31-11	8.41	0.16		(0.17)	(0.01)	0.12	—	—	0.12	8.28	0.08
12-31-10	7.50	0.09		0.97	1.06	0.15	—	—	0.15	8.41	14.46
05-28-09(6)- 12-31-09	6.21	0.11	•	1.40	1.51	0.21	0.01	—	0.22	7.50	24.73

	Ratios to average net assets			Supplemental data		Ratios and supplemental data including the master fund
	Gross expenses excluding expenses of the master fund(2)(3)(4)	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(3)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(3)(4)	Expenses including expenses net of all reductions of the master fund(2)(3)(4)	Portfolio turnover rate of the master fund

Year or period ended	(%)	(%)	(%)	($000's)	(%)	(%)	(%)	(%)	(%)
ING Fidelity® VIP Equity-Income Portfolio
Class ADV
12-31-12	0.69	0.55	1.08	203	17	1.49	1.35	1.34	48
12-31-11	0.55	0.55	1.83	454	20	1.36	1.36	1.35	96
12-31-10	0.55	0.55	0.90	473	8	1.36	1.35	1.35	29
12-31-09	0.55	0.55	1.65	510	14	1.38	1.38	1.38	29
12-31-08	0.55	0.55	1.83	399	23	1.37	1.37	1.37	34
Class S
12-31-12	0.44	0.30	2.44	16,883	17	1.24	1.10	1.09	48
12-31-11	0.30	0.30	1.66	17,687	20	1.11	1.11	1.10	96
12-31-10	0.30	0.30	1.02	23,979	8	1.11	1.10	1.10	29
12-31-09	0.30	0.30	1.62	34,044	14	1.13	1.13	1.13	29
12-31-08	0.30	0.30	2.14	32,759	23	1.12	1.12	1.12	34
Class S2
12-31-12	0.69	0.45	2.51	5	17	1.49	1.25	1.24	48
12-31-11	0.55	0.45	1.87	4	20	1.36	1.26	1.25	96
12-31-10	0.55	0.45	1.20	4	8	1.36	1.25	1.25	29
05-28-09(6)- 12-31-09	0.55	0.45	2.66	4	14	1.38	1.28	1.28	29

See Accompanying Notes to Financial Statements
14

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return(1)

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)
ING Fidelity® VIP Mid Cap Portfolio
Class ADV
12-31-12	11.62	(0.04)	1.66	1.62	—	—	—	—	13.24	13.94
12-31-11	13.10	(0.07)•	(1.41)	(1.48)	—	—	—	—	11.62	(11.30)
12-31-10	10.28	(0.04)	2.90	2.86	0.04	—	—	0.04	13.10	27.88
12-31-09	8.81	(0.01)	3.24	3.23	0.47	1.29	—	1.76	10.28	38.89
12-31-08	15.59	(0.03)•	(5.91)	(5.94)	—	0.84	—	0.84	8.81	(39.90)
Class S
12-31-12	11.74	0.00 •	1.67	1.67	—	—	—	—	13.41	14.22
12-31-11	13.23	(0.04)	(1.43)	(1.47)	0.02	—	—	0.02	11.74	(11.11)
12-31-10	10.38	(0.02)	2.93	2.91	0.06	—	—	0.06	13.23	28.16
12-31-09	8.88	0.01	3.29	3.30	0.51	1.29	—	1.80	10.38	39.40
12-31-08	15.72	(0.01)•	(5.95)	(5.96)	0.04	0.84	—	0.88	8.88	(39.82)
Class S2
12-31-12	11.55	(0.01)	1.62	1.61	—	—	—	—	13.16	13.94
12-31-11	13.02	(0.05)	(1.41)	(1.46)	0.01	—	—	0.01	11.55	(11.19)
12-31-10	10.23	(0.04)	2.89	2.85	0.06	—	—	0.06	13.02	28.02
05-28-09(6)- 12-31-09	9.95	0.01 •	2.10	2.11	0.54	1.29	—	1.83	10.23	23.22

	Ratios to average net assets			Supplemental data		Ratios and supplemental data including the master fund
	Gross expenses excluding expenses of the master fund(2)(3)(4)	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(3)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(3)(4)	Expenses including expenses net of all reductions of the master fund(2)(3)(4)	Portfolio turnover rate of the master fund

Year or period ended	(%)	(%)	(%)	($000's)	(%)	(%)	(%)	(%)	(%)
ING Fidelity® VIP Mid Cap Portfolio
Class ADV
12-31-12	0.65	0.55	(0.23)	1,609	11	1.55	1.45	1.43	187
12-31-11	0.55	0.55	(0.54)	1,783	6	1.46	1.46	1.45	84
12-31-10	0.55	0.55	(0.41)	3,453	13	1.46	1.46	1.45	25
12-31-09	0.55	0.55	(0.10)	2,613	13	1.48	1.48	1.48	57
12-31-08	0.55	0.55	(0.20)	1,953	13	1.48	1.48	1.47	145
Class S
12-31-12	0.40	0.30	0.03	38,972	11	1.30	1.20	1.18	187
12-31-11	0.30	0.30	(0.28)	49,159	6	1.21	1.21	1.20	84
12-31-10	0.30	0.30	(0.18)	72,007	13	1.21	1.21	1.20	25
12-31-09	0.30	0.30	0.15	63,154	13	1.23	1.23	1.23	57
12-31-08	0.30	0.30	(0.06)	49,238	13	1.23	1.23	1.22	145
Class S2
12-31-12	0.65	0.45	(0.05)	4	11	1.55	1.35	1.33	187
12-31-11	0.55	0.45	(0.43)	3	6	1.46	1.36	1.35	84
12-31-10	0.55	0.45	(0.33)	4	13	1.46	1.36	1.35	25
05-28-09(6)- 12-31-09	0.55	0.45	0.11	3	13	1.48	1.38	1.38	57

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital, if any, at net asset value. Total return for periods less than one year is not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges, which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(2)  Annualized for periods less than one year.

(3)  Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/ additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)  Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.

(6)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements
15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions. The Portfolios serve as investment options underlying variable insurance products offered by Directed Services LLC ("DSL" or the "Investment Adviser") and its insurance company affiliates. The Company currently consists of forty-three active separate investment series. The three Portfolios included in this report are: ING Fidelity® VIP Contrafund® Portfolio* ("ING Fidelity® VIP Contrafund® "); ING Fidelity® VIP Equity-Income Portfolio ("ING Fidelity® VIP Equity-Income") and ING Fidelity® VIP Mid Cap Portfolio ("ING Fidelity® VIP Mid Cap") (each, a "Portfolio" and collectively, the "Portfolios").

Each Portfolio in this report operates as a "feeder fund" and seeks to achieve its investment objective by investing all its investable assets in a separate mutual fund ("Master Fund"). Each Master Fund is a registered open-end management investment company that has the same investment objective and substantially similar policies as each corresponding Portfolio.

As of December 31, 2012, ING Fidelity® VIP Contrafund® , ING Fidelity® VIP Equity-Income and ING Fidelity® VIP Mid Cap Portfolios each held 1.93%, 0.31% and 0.55% of their respective Master Fund. Each Master Fund directly acquires securities and a Portfolio investing in the Master Fund acquires an indirect interest in those securities.

The Portfolios offer three classes of shares, referred to as Adviser Class ("Class ADV"), Service Class ("Class S"), and Service 2 Class ("Class S2"). Each share class represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, and any different shareholder services relating to a class of shares. Shares of the Portfolios may be offered to separate accounts ("Separate Accounts") of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. Shares of the Portfolios are not currently offered directly to Qualified Plans or custodial accounts.

DSL serves as the investment adviser to the Portfolios ("DSL" or "Investment Adviser"). ING Funds Services, LLC serves as the administrator ("IFS" or the "Administrator") for the Portfolios. ING Investments Distributor, LLC ("IID" or the "Distributor") serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. All investments held by the Master Funds are recorded at their estimated fair value, as described below. The valuation of each Portfolio's investment in its corresponding Master Fund is based on the net asset value of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds' notes to their financial statements, which accompany this report.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the adviser's or sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Portfolios of Investments.

*  Fidelity and Contrafund are registered trademarks of FMR Corp.

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the "Pricing Committee" as established by the Fund's Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its Net Asset Value ("NAV"), securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured the Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio's assets and liabilities. A reconciliation of Level 3 investments is presented only when the Portfolio had a significant amount of Level 3 investments.

For the year ended December 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT, ADMINISTRATIVE FEES, AND MASTER FUNDS EXPENSES

Fidelity Management & Research Company ("FMR") serves as investment adviser to each Master Fund. FMR has day-to-day responsibility for choosing investments for each Master Fund. As shareholders of the Master Funds, the Portfolios indirectly pay a portion of the master-level management fee(1).

Each Master Fund, VIP Contrafund® Portfolio, VIP Equity-Income Portfolio and VIP Mid Cap Portfolio, pays FMR a management fee for advisory services at annual rates of 0.56%, 0.46% and 0.56%, of each respective Master Fund's current average daily net assets. Pursuant to its Investment Management Agreement with the Company, if the respective Portfolio does not invest substantially all of its assets in another investment company, DSL may charge an annual advisory fee at annual rates equal to 0.58%, 0.48% and 0.58% of average daily net assets for ING Fidelity VIP Contrafund®, ING Fidelity VIP Equity-Income and ING Fidelity VIP Mid Cap, respectively. If a Portfolio invests substantially all of its assets in another investment company, DSL does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

Effective May 1, 2012, under an Administrative Services Agreement, IFS acts as an administrator and provides certain administrative and shareholder services necessary for the Portfolios' operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each of the Portfolios a fee at an annual rate of 0.10% based on the average daily net assets of each Portfolio.

Prior to May 1, 2012, if a Portfolio invested substantially all of its assets in another investment company, IFS charged an administration fee of 0.05% of average daily net assets for that Portfolio. In addition to providing all administrative services necessary for the Portfolios' operations, prior to May 1, 2012, the Administrator also assumed all ordinary recurring direct costs of the Portfolios below, such as custodian fees, directors' fees, transfer agency fees and accounting fees.

(1)  Investors in the Portfolios should recognize that an investment in the Portfolios bears not only a proportionate share of the expenses of the Portfolios (including operating costs and management fees, if any), but also indirectly similar expenses of the Master Funds in which each Portfolio invests. Investors also bear their proportionate share of any sales charges incurred by the Portfolios related to the purchase of shares of the mutual fund investments.

For the year ended December 31, 2012, each Portfolio invested substantially all of its assets in its respective Master Fund.

NOTE 4 — INVESTMENT IN UNDERLYING FUNDS

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of the Master Funds were as follows:

	Purchases	Sales
Fidelity® VIP Contrafund®	$16,614,941	$62,755,474
Fidelity® VIP Equity-Income	3,137,328	6,529,101
Fidelity® VIP Mid Cap	5,148,360	22,103,343

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each Portfolio has adopted a Shareholder Servicing Plan ("Service Plan") for the Class S, Class S2 and Class ADV shares of each Portfolio. Under the Service Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S, Class S2, and Class ADV shares.

Each Portfolio has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") for the Classes ADV and S2 shares of each Portfolio. The Distribution Plan provides for a distribution fee, payable to IID as the Distributor at an annual rate not to exceed 0.25% of each Portfolio's average daily net assets attributable to Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of each distribution fee equal to 0.10% of each Portfolio's average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%.

Fidelity Distributors Corporation ("FDC") distributes Service Class 2 shares of each Master Fund. Service Class 2 of each Master Fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month. Shareholders of Class S and Class ADV of each respective Portfolio pay only their proportionate share of the Master Fund 12b-1 plan expenses.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2012, the following indirect, wholly-owned subsidiary of ING U.S., Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	ING Fidelity® VIP Contrafund®	99.47%
	ING Fidelity® VIP Equity-Income	97.90%
	ING Fidelity® VIP Mid Cap	98.97%

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by DSL until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

Effective May 1, 2012, the Investment Adviser has agreed to limit expenses for each Portfolio, excluding interest, taxes, brokerage commissions, Master Fund Fees and Expenses, and extraordinary expenses to 0.55%, 0.30% and 0.45% for Class ADV, Class S and Class S2, respectively.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2012, the amounts of waived and reimbursed fees subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2013	2014	2015	Total
ING Fidelity® VIP Contrafund®	$—	$—	$200,502	$200,502
ING Fidelity® VIP Equity-Income	—	—	25,407	25,407
ING Fidelity® VIP Mid Cap	—	—	47,670	47,670

Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from manager on the accompanying Statements of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Fidelity® VIP Contrafund®
Class ADV
12-31-12	178,099	—	1,265	(100,986)	78,378	1,812,902	—	12,837	(1,018,671)	807,068
12-31-11	178,663	—	3,273	(164,564)	17,372	1,704,656	—	26,874	(1,533,583)	197,947
Class S
12-31-12	1,178,336	—	153,213	(6,056,471)	(4,724,922)	11,823,367	—	1,562,770	(61,376,439)	(47,990,302)
12-31-11	2,607,763	—	305,677	(6,213,144)	(3,299,704)	25,170,387	—	2,518,772	(57,979,907)	(30,290,748)
Class S2
12-31-12	—	—	—	—	—	—	—	—	—	—
12-31-11	—	—	—	—	—	—	—	—	—	—
Fidelity® VIP Equity-Income
Class ADV
12-31-12	1,786	—	249	(35,288)	(33,253)	16,145	—	2,305	(315,154)	(296,704)
12-31-11	2,507	—	799	(4,784)	(1,478)	21,142	—	5,971	(41,049)	(13,936)
Class S
12-31-12	166,021	—	39,081	(550,243)	(345,141)	1,535,280	—	362,285	(5,065,868)	(3,168,303)
12-31-11	482,632	—	39,845	(1,233,182)	(710,705)	4,182,027	—	300,037	(10,505,254)	(6,023,190)
Class S2
12-31-12	—	—	—	—	—	—	—	—	—	—
12-31-11	—	—	—	—	—	—	—	—	—	—

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Fidelity® VIP Mid Cap
Class ADV
12-31-12	36,249	—	—	(68,132)	(31,883)	456,234	—	—	(881,979)	(425,745)
12-31-11	24,938	—	—	(134,995)	(110,057)	324,819	—	—	(1,702,510)	(1,377,691)
Class S
12-31-12	113,356	—	—	(1,394,547)	(1,281,191)	1,425,277	—	—	(17,947,229)	(16,521,952)
12-31-11	305,282	—	8,559	(1,568,539)	(1,254,698)	4,045,935	—	96,372	(19,896,498)	(15,754,191)
Class S2
12-31-12	—	—	—	—	—	—	—	—	—	—
12-31-11	—	—	—	—	—	—	—	—	—	—

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
ING Fidelity® VIP Equity-Income	$257,555	$(257,555)
ING Fidelity® VIP Mid Cap	11,553	(11,553)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
	Ordinary Income	Ordinary Income
ING Fidelity® VIP Contrafund®	$1,575,623	$2,545,671
ING Fidelity® VIP Equity-Income	364,682	306,066
ING Fidelity® VIP Mid Cap	—	96,376

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	(Depreciation)	Amount	Character	Expiration
ING Fidelity® VIP Contrafund®	$2,576,447	$1,150,818	$(895,347)	Short-term	2016
			(13,374,108)	Short-term	2017
			(57,457,080)	Short-term	2018
			(20,815,614)	Long-term	None
			$(92,542,149)*
ING Fidelity® VIP Equity-Income	692,004	(4,065,199)	(4,401,655)	Short-term	2017
			(5,708,489)	Short-term	2018
			(2,586,119)	Long-term	None
			$(12,696,263)
ING Fidelity® VIP Mid Cap	20,122	(2,178,882)	(1,746,413)	Short-term	2018

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The Portfolios' major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2012, no provisions for income tax would be required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

The value of your investment in ING Fidelity® VIP Contrafund® , ING Fidelity® VIP Equity-Income and ING Fidelity® VIP Mid Cap changes with the values of the corresponding Master Fund and its investments.

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which a Master Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Master Fund. Foreign investments may also subject a Master Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of a Master Fund's investments.

NOTE 11 — RESTRUCTURING PLAN

The Investment Adviser, Administrator and Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. ("ING U.S."). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of December 31, 2012, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. ("ING Groep"), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the "Restructuring Plan") to the European Commission to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced that the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock, in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership interest over time. While the base case is an initial public offering, all options remain open and it is possible that ING Groep's divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The investment advisory agreement for the Portfolios provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management's attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Adviser's loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Adviser does not anticipate

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 11 — RESTRUCTURING PLAN (continued)

that the Restructuring Plan will have an adverse impact on its operations or the operations of the Portfolios.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Adviser, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Adviser. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

NOTE 12 — SUBSEQUENT EVENTS

It is anticipated that one or more of the transactions contemplated by the Restructuring Plan may be deemed to be a change of control, resulting in the automatic terminations of the existing investment advisory and sub-advisory agreements for the Portfolios. At a meeting held on January 10, 2013, the Board approved new advisory and sub-advisory agreements for the Portfolios that will take effect upon shareholder approval or the close of the IPO, whichever is later. Information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory relationships will be disclosed in the Portfolios' semi-annual shareholder report to be dated June 30, 2013. A proxy statement, including disclosures regarding the Board's considerations, is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the new investment advisory and sub-advisory agreements.

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the "Nominees") for election as Directors of the Company. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund complex. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund complex, and the Investment Adviser to the Portfolios to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. A proxy statement is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

22

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP CONTRAFUND® PORTFOLIO  AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets
MASTER FUND: 100.0%
12,101,741	Fidelity VIP Contrafund Portfolio	$314,645,263	100.0
	Total Investments in Master Fund (Cost $258,065,558)	$314,645,263	100.0
	Liabilities in Excess of Other Assets	(77,274)	—
	Net Assets	$314,567,989	100.0

Cost for federal income tax purposes is $313,494,445.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,150,818
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$1,150,818

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Master Fund	$314,645,263	$—	$—	$314,645,263
Total Investments, at fair value	$314,645,263	$—	$—	$314,645,263

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
23

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO  AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets
MASTER FUND: 100.0%
871,416	Fidelity VIP Equity-Income Portfolio	$17,097,183	100.0
	Total Investments in Master Fund (Cost $14,746,449)	$17,097,183	100.0
	Liabilities in Excess of Other Assets	(6,337)	—
	Net Assets	$17,090,846	100.0

Cost for federal income tax purposes is $21,162,382.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(4,065,199)
Net Unrealized Depreciation	$(4,065,199)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Master Fund	$17,097,183	$—	$—	$17,097,183
Total Investments, at fair value	$17,097,183	$—	$—	$17,097,183

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
See Accompanying Notes to Financial Statements
24

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP MID CAP PORTFOLIO  AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets
MASTER FUND: 100.0%
1,353,675	Fidelity VIP Mid Cap Portfolio	$40,583,180	100.0
	Total Investments in Master Fund (Cost $35,320,326)	$40,583,180	100.0
	Assets in Excess of Other Liabilities	2,247	—
	Net Assets	$40,585,427	100.0

Cost for federal income tax purposes is $42,762,062.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(2,178,882)
Net Unrealized Depreciation	$(2,178,882)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Master Fund	$40,583,180	$—	$—	$40,583,180
Total Investments, at fair value	$40,583,180	$—	$—	$40,583,180

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
25

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2012 were as follows:

Portfolio Name	Type	Per Share Amount
ING Fidelity® VIP Contrafund® Portfolio
Class ADV	NII	$0.0283
Class S	NII	$0.0483
Class S2	NII	$0.0345
ING Fidelity® VIP Equity-Income Portfolio
Class ADV	NII	$0.1127
Class S	NII	$0.1986
Class S2	NII	$0.1912

NII — Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

26

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company's Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Director	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	147	None.
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	147	None.
Patricia W. Chadwick(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	147	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	November 2007 - Present	Retired.	147	First Marblehead Corporation (September 2003 - Present).
J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	January 2005 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	147	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	March 2002 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	147	Assured Guaranty Ltd. (April 2004 - Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2006 - Present	Consultant (May 2001 - Present).	147	Stillwater Mining Company (May 2002 - Present).
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/Director	January 2005 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	147	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Directors who are "Interested Persons":
Robert W. Crispin(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	November 2007 - Present	Retired.	147	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

27

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Shaun P. Mathews(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	182	ING Capital Corporation, LLC (December 2005 - Present).

(1)  Subject to the Board's retirement policy, Directors serve until their successors are duly elected and qualified. The Board's retirement policy states that each duly elected or appointed Director who is not an "interested person" of the Company, as defined in the 1940 Act, as amended ("Independent Directors"), shall retire from service as a Director at the close of business on December 31 of the calendar year in which the Director reaches the age of 73. A majority vote of the Board may extend the retirement date of a Director if such retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  Except for Mr. Mathews and for the purposes of this table "Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, "Fund Complex" includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2013.

(3)  In 2010 and 2011, Patricia Chadwick received approximately $295,000 and $415,000, respectively, from a consulting firm that was engaged by a law firm representing JPMorgan Chase Bank, N.A. The compensation was for her services as an expert in a class action regarding JPMorgan Chase Bank, N.A.'s securities lending activities. JPMorgan Chase Bank, N.A. is an affiliate of JP Morgan Investment Management, Inc., a sub-adviser to ING JPMorgan Mid Cap Value Portfolio. ING JPMorgan Mid Cap Value Portfolio is a series of the ING Partners, Inc. registrant.

(4)  Messrs. Crispin and Matthews are deemed "Interested Persons" of the Company because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

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DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	January 2005 - Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present

Senior Vice President, ING Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012 - Present

Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	January 2005 - Present

Vice President, ING Investments, LLC and ING Funds Services, LLC(February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

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DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 - Present

Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003 - Present

Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010 - Present

Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)  The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, the Portfolios' existing investment advisory contracts will remain in effect only if the Board of Directors (the "Board") of ING Partners, Inc. (the "Company"), including a majority of Board members who have no direct or indirect interest in the advisory contracts, and who are not "interested persons" of the Portfolios, as such term is defined under the 1940 Act (the "Independent Directors"), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contracts (the "Advisory Contracts") between Directed Services LLC (the "Adviser") and the Portfolios.

The Independent Directors also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 29, 2012 meeting, the Board voted to renew the Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Directors considered each Portfolio's advisory relationship separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios' existing Advisory Contracts. Among other actions, the Independent Directors of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the "Contract Review Process") employed by the Board and its Independent Directors to review and analyze information in connection with the annual renewal of the ING Funds' advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board's membership has changed through periodic retirements of some Directors and the appointment and election of new Directors. In addition, the Independent Directors have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management and address certain unique characteristics related to new or existing ING Funds.

The Board has established (among other committees) two Investment Review Committees (each an "IRC"), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Portfolio is assigned to an IRC which provides oversight

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

regarding, among other matters, the investment performance of the Adviser. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund's relevant benchmark, Lipper, Inc. ("Lipper") and/or Morningstar, Inc. ("Morningstar") category median.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in the ING Funds' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Directors review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Directors' review of advisory arrangements (including the Portfolios' Advisory Contracts). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and selected peer group of investment companies ("Selected Peer Groups")s to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios' Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts for the Portfolios for the year ending

November 30, 2013, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Directors prior to the November 29, 2012 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio's benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory Contracts; (6) copies of the Form ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Portfolio's) advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Company's Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board's evaluations.

Each Portfolio operates as a master-feeder fund and fully invests in a corresponding master fund (each a "Master Fund") advised by Fidelity Management and Research Company ("Fidelity"). The Board and/or K&L Gates received the following items with respect to the Fidelity: (1) responses from the Fidelity to a series of questions posed by K&L Gates on behalf of the Directors; (2) copies of the Form ADV for Fidelity; (3) financial statements for Fidelity; and (4) other information relevant to the Board's evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, had

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2016. The Board further noted that this separation may result in the Adviser's loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

For each Portfolio, Class S shares were used for purposes of certain comparisons. Class S shares generally were selected so that a Portfolio's share class with the longest performance history was compared to the analogous class of shares of each fund in its Selected Peer Group. It should be noted that the performance of a Portfolio primarily reflects the performance of the Master Fund in which it invests.

The Board noted that the Portfolios benefit from the services of the Adviser's Investment Risk Management Department (the "IRMD"), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MRSG.

In considering the Portfolios' Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios' shareholders, beyond advisory services, from being part of the ING family of funds.

This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Company's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio's portfolio management team. The Board took into account the resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios' operations,

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio's Morningstar category median, Lipper category median and/or primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Portfolio asset levels as of September 30 and October 31, 2012. The Board's findings specific to each Portfolio's performance are discussed under "Portfolio-by-Portfolio Analysis" below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board also considered that the Portfolios do not have advisory fee breakpoints but do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic and each Portfolio's investment performance based on its investments in Underlying Funds.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and its affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser are reasonable for the services that the Adviser performs, which were considered in light of the nature, extent and quality of the services that it has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios'

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory fee rates of the Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding ING Funds. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of fee schedule breakpoints at higher asset levels; changes in portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 29, 2012 meeting in relation to renewing each Portfolio's current Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio's management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Fidelity® VIP Contrafund® Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Contrafund® Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exceptions of the most recent calendar quarter and one-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the year-to-date and three-year periods, and the third quintile for the most recent calendar quarter and one-year periods.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract: (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Contrafund Portfolio (the "Contrafund Master Fund"); and (b) advisory fees are charged by the Contrafund Master Fund, and indirectly borne by the Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity® VIP Equity-Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Equity-Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile for the most recent calendar quarter and three-year period, the second quintile for the year-to-date and one-year periods, and the fourth quintile for the five-year period.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract: (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Equity-Income Portfolio (the "Equity-Income Master Fund"); and (b) advisory fees are charged by the Equity-Income Master Fund and indirectly borne by the Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity® VIP Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and five-year periods, the fourth quintile for the year-to-date and one-year periods, and the fifth (lowest) quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management's representations regarding the reasonableness of the Portfolio's performance during certain periods; (2) Management's analysis regarding the impact of stock selection on the Portfolio's performance; and (3) Management's confidence in the team managing the assets of Fidelity's VIP Mid Cap Portfolio (the "Mid Cap Master Fund"), the underlying fund in which the Portfolio invests, and Management's expectation that the Portfolio's longer-term performance will improve.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract: (a) under which no advisory fees are charged when the Portfolio is fully invested in the Mid Cap Master Fund; and (b) advisory fees are charged by the Mid Cap Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

36

Fidelity® Variable Insurance Products:

Contrafund® Portfolio

Annual Report

December 31, 2012

Contents

Performance	3	How the fund has done over time.

Management’s Discussion of Fund Performance	4	The Portfolio Manager’s review of fund performance and strategy.

Shareholder Expense Example	5	An example of shareholder expenses.

Investment Changes	6	A summary of major shifts in the fund’s investments over the past six months.

Investments	7	A complete list of the fund’s investments with their market values.

Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.

Notes	19	Notes to the financial statements.

Report of Independent Registered Public Accounting Firm	26

Trustees and Officers	27

Distributions	33

Board Approval of Investment Advisory Contracts and Management Fees	34

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

2

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
VIP ContrafundSM Portfolio - Initial Class	16.42%	0.74%	8.99%
VIP Contrafund Portfolio - Service Class	16.31%	0.64%	8.88%
VIP Contrafund Portfolio - Service Class 2	16.14%	0.49%	8.72%
VIP Contrafund Portfolio - Investor Class (A)	16.34%	0.65%	8.91%

(A) The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class’s transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in VIP ContrafundSM Portfolio - Initial Class on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

3

Management’s Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 — related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China’s once-blistering growth — to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors — including high-yield/investment-grade corporate bonds and emerging-markets debt — surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Robert Stansky, Head of Fidelity’s Stock Selector Large Cap Group, which manages VIP ContrafundSM Portfolio: For the year, the fund’s share classes modestly outperformed the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, the primary driver of performance was security selection by our sector-focused co-managers. The fund also benefited from some of our active positions at the industry level. Our picks were strongest in utilities and consumer staples. Positioning in telecommunication services, health care and materials also provided a lift. Conversely, results were hampered by security selection in energy and financials, as well as positioning in consumer discretionary and industrials. Looking at individual stocks, a sizable overweighting in Apple was the top contributor. The company’s iPad® tablet and iPhone® smartphone continue to define their respective categories, helping the stock maintain its run of strong performance, despite slipping during the fourth quarter. Also in tech, we did not own chipmaker and index component Intel and largely avoided computer and peripherals firm Hewlett-Packard, each of which was a good call. We believed these PC-focused companies were not well-positioned to capitalize on the popularity of tablets and smartphones. Hewlett-Packard was not held at period end. The tech sector also included a notable detractor, memory-chip maker SanDisk. The stock lost significant ground during the first half of 2012 on weak sales of PCs and consumer devices. In energy, the fund was hurt by an out-of-index position in integrated oil firm Royal Dutch Shell, which we held due to what we believed was an attractive valuation, along with the company’s improved growth and free cash flow profile — the result of several major projects to start production. But the stock fell during the period and hampered relative performance. Lastly, we lost ground by avoiding strong-performing home-improvement retailer and index member Home Depot, but our ownership of Lowe’s Companies, its chief competitor, offset most of the negative impact.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

4

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.64%
Actual		$1,000.00	$1,063.90	$3.32
Hypothetical(A)		$1,000.00	$1,021.92	$3.25
Service Class	.74%
Actual		$1,000.00	$1,063.50	$3.84
Hypothetical(A)		$1,000.00	$1,021.42	$3.76
Service Class 2.89%
Actual		$1,000.00	$1,062.80	$4.61
Hypothetical(A)		$1,000.00	$1,020.66	$4.52
Service Class 2R	.89%
Actual		$1,000.00	$1,062.80	$4.61
Hypothetical(A)		$1,000.00	$1,020.66	$4.52
Investor Class	.73%
Actual		$1,000.00	$1,063.30	$3.79
Hypothetical(A)		$1,000.00	$1,021.47	$3.71

(A) 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2012

	% of fund’s net assets	% of fund’s net assets 6 months ago
Apple, Inc.	5.6	6.9
QUALCOMM, Inc.	2.5	2.3
Exxon Mobil Corp.	2.4	1.6
General Electric Co.	2.2	1.8
Pfizer, Inc.	2.2	1.7
Procter & Gamble Co.	2.0	2.1
Capital One Financial Corp.	1.9	1.7
The Coca-Cola Co.	1.8	2.1
Comcast Corp. Class A	1.8	1.8
JPMorgan Chase & Co.	1.6	0.5
	24.0

Market Sectors as of December 31, 2012

	% of fund’s net assets	% of fund’s net assets 6 months ago
Information Technology	19.5	20.2
Financials	15.9	14.7
Health Care	11.7	11.5
Energy	10.8	10.6
Consumer Discretionary	10.6	10.5
Consumer Staples	10.5	11.1
Industrials	10.5	10.2
Materials	3.6	3.4
Utilities	3.5	3.7
Telecommunication Services	2.4	2.0

Asset Allocation (% of fund’s net assets)

As of December 31, 2012*	As of June 30, 2012**

6

Investments December 31, 2012

Showing Percentage of Net Assets

	Shares	Value
Common Stocks — 98.9%
CONSUMER DISCRETIONARY - 10.5%
Hotels, Restaurants & Leisure - 1.4%
Domino’s Pizza, Inc.	967,870	$42,150,739
Dunkin’ Brands Group, Inc.	566,661	18,801,812
Icahn Enterprises LP rights (a)	363,975	4
Starbucks Corp.	989,322	53,047,446
Yum! Brands, Inc.	1,647,924	109,422,154
		223,422,155
Internet & Catalog Retail - 1.3%
Liberty Media Corp. Interactive Series A (a)	4,692,540	92,349,187
priceline.com, Inc. (a)	180,322	112,016,026
		204,365,213
Media - 4.5%
Comcast Corp. Class A	7,697,521	287,733,335
DIRECTV (a)	2,281,215	114,425,744
Legend Pictures LLC (a)(h)(i)	2,062	3,821,257
News Corp. Class A	6,209,595	158,593,056
Sirius XM Radio, Inc. (d)	13,269,786	38,349,682
The Walt Disney Co.	2,400,034	119,497,693
Weinstein Co. Holdings LLC Class A-1 (a)(h)(i)	11,499	4,312,125
		726,732,892
Multiline Retail - 0.6%
Dollar General Corp. (a)	1,626,280	71,702,685
Target Corp.	532,276	31,494,771
		103,197,456
Specialty Retail - 2.5%
AutoZone, Inc. (a)	192,169	68,110,459
CarMax, Inc. (a)	1,063,968	39,941,359
Limited Brands, Inc.	903,270	42,507,886
Lowe’s Companies, Inc.	3,535,673	125,587,105
Tiffany & Co., Inc.	784,687	44,993,953
TJX Companies, Inc.	2,188,242	92,890,873
		414,031,635
Textiles, Apparel & Luxury Goods - 0.2%
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	747,260	36,264,528

TOTAL CONSUMER DISCRETIONARY		1,708,013,879

CONSUMER STAPLES - 10.5%
Beverages - 3.5%
Anheuser-Busch InBev SA NV	552,671	48,129,107
Coca-Cola Bottling Co. CONSOLIDATED	128,771	8,563,272
Coca-Cola FEMSA SAB de CV sponsored ADR	30,147	4,493,109
Coca-Cola Icecek A/S	439,515	9,115,757
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	200,370	8,413,536
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,419,209	50,225,807
Diageo PLC sponsored ADR	375,078	43,726,593
Embotelladora Andina SA sponsored ADR	228,456	8,674,474
Molson Coors Brewing Co. Class B	599,341	25,645,801
Pernod Ricard SA	379,779	44,062,305
Remy Cointreau SA (d)	212,448	23,361,602
The Coca-Cola Co.	7,982,545	289,367,256
		563,778,619
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	3,708,548	179,308,296
Drogasil SA	482,700	5,504,039
Kroger Co.	2,249,387	58,529,050
Safeway, Inc.	330,232	5,973,897
Wal-Mart Stores, Inc.	656,157	44,769,592
Walgreen Co.	541,501	20,040,952
		314,125,826
Food Products - 0.6%
Bunge Ltd.	360,992	26,240,508
Green Mountain Coffee Roasters, Inc. (a)	197,119	8,152,842
Mead Johnson Nutrition Co. Class A	499,180	32,890,970
Nestle SA	402,800	26,280,070
Unilever NV (NY Reg.)	132,581	5,077,852
		98,642,242
Household Products - 2.2%
Colgate-Palmolive Co.	411,231	42,990,089
Procter & Gamble Co.	4,721,058	320,512,628
		363,502,717
Personal Products - 0.2%
L’Oreal SA	213,216	29,667,395
Nu Skin Enterprises, Inc. Class A (d)	256,858	9,516,589
		39,183,984
Tobacco - 2.1%
Altria Group, Inc.	1,702,809	53,502,259
British American Tobacco PLC sponsored ADR	2,378,293	240,802,166
Philip Morris International, Inc.	386,892	32,359,647
Souza Cruz SA	586,300	8,928,288
		335,592,360

TOTAL CONSUMER STAPLES		1,714,825,748

ENERGY - 10.8%
Energy Equipment & Services - 2.4%
Cameron International Corp. (a)	945,980	53,410,031
Ensco PLC Class A	1,153,801	68,397,323
Forum Energy Technologies, Inc.	595,150	14,729,963
Halliburton Co.	757,856	26,290,025
National Oilwell Varco, Inc.	1,133,592	77,481,013
Noble Corp.	1,288,601	44,869,087

See accompanying notes which are an integral part of the financial statements.

7

	Shares	Value
Common Stocks - continued
ENERGY - continued
Energy Equipment & Services - continued
Ocean Rig UDW, Inc. (United States) (a)	792,900	$11,869,713
Oceaneering International, Inc.	271,218	14,588,816
Oil States International, Inc. (a)	126,678	9,062,544
Schlumberger Ltd.	748,379	51,855,181
Vantage Drilling Co. (a)	7,814,300	14,300,169
		386,853,865
Oil, Gas & Consumable Fuels - 8.4%
Anadarko Petroleum Corp.	1,360,903	101,128,702
Apache Corp.	716,928	56,278,848
Chevron Corp.	1,656,911	179,178,356
Cobalt International Energy, Inc. (a)	571,609	14,038,717
ENI SpA sponsored ADR	384,700	18,904,158
EQT Corp.	431,100	25,426,278
Exxon Mobil Corp.	4,503,070	389,740,709
Falkland Oil & Gas Ltd. (a)(d)	890,671	416,729
Hess Corp.	873,800	46,276,448
InterOil Corp. (a)(d)	403,982	22,433,120
Marathon Oil Corp.	2,278,558	69,860,588
Marathon Petroleum Corp.	1,229,405	77,452,515
Murphy Oil Corp.	538,295	32,055,467
Noble Energy, Inc.	423,250	43,061,455
Northern Tier Energy LP Class A	358,134	9,110,929
Occidental Petroleum Corp.	847,711	64,943,140
PBF Energy, Inc.	152,100	4,418,505
Phillips 66	488,082	25,917,154
Royal Dutch Shell PLC Class B sponsored ADR	1,027,688	72,852,802
Southcross Energy Partners LP	167,700	3,961,074
Suncor Energy, Inc.	1,982,110	65,180,274
The Williams Companies, Inc.	1,318,400	43,164,416
Western Gas Equity Partners LP	59,300	1,776,035
		1,367,576,419
TOTAL ENERGY		1,754,430,284

FINANCIALS - 15.9%
Capital Markets - 1.6%
Ameriprise Financial, Inc.	1,117,823	70,009,254
BlackRock, Inc. Class A	258,134	53,358,879
E*TRADE Financial Corp. (a)	972,427	8,703,222
Evercore Partners, Inc. Class A	361,500	10,913,685
Goldman Sachs Group, Inc.	214,700	27,387,132
Invesco Ltd.	705,493	18,406,312
Morgan Stanley	1,432,497	27,389,343
TD Ameritrade Holding Corp.	860,606	14,466,787
The Blackstone Group LP	1,329,635	20,729,010
UBS AG	401,916	6,289,536
		257,653,160
Commercial Banks - 3.0%
CIT Group, Inc. (a)	560,512	21,658,184
First Horizon National Corp. (d)	2,146,415	21,270,973
Huntington Bancshares, Inc.	2,227,851	14,235,968
KBC Groupe SA	308,967	10,768,190
Lloyds Banking Group PLC (a)	18,868,433	15,036,146
M&T Bank Corp.	394,200	38,816,874
Synovus Financial Corp.	6,342,186	15,538,356
U.S. Bancorp	7,904,169	252,459,158
Wells Fargo & Co.	3,058,196	104,529,139
		494,312,988
Consumer Finance - 2.7%
Capital One Financial Corp.	5,240,510	303,582,744
Discover Financial Services	1,101,844	42,476,086
SLM Corp.	5,677,740	97,259,686
		443,318,516
Diversified Financial Services - 4.7%
Bank of America Corp.	20,331,420	235,844,472
Citigroup, Inc.	6,303,698	249,374,293
ING Groep NV (Certificaten Van Aandelen) (a)	916,125	8,701,339
JPMorgan Chase & Co.	6,088,719	267,720,974
		761,641,078
Insurance - 2.4%
ACE Ltd.	816,153	65,129,009
AFLAC, Inc.	516,867	27,455,975
Berkshire Hathaway, Inc.:
Class A (a)	288	38,609,280
Class B (a)	148,412	13,312,556
Direct Line Insurance Group PLC	4,241,500	15,014,558
Fairfax Financial Holdings Ltd. (sub. vtg.)	61,300	22,096,225
Hartford Financial Services Group, Inc.	2,314,667	51,941,127
MetLife, Inc.	1,909,790	62,908,483
The Travelers Companies, Inc.	811,581	58,287,747
Validus Holdings Ltd.	869,357	30,062,365
		384,817,325
Real Estate Investment Trusts - 1.0%
American Tower Corp.	1,040,803	80,422,848
Camden Property Trust (SBI)	186,898	12,748,313
Equity Lifestyle Properties, Inc.	352,700	23,733,183
Sun Communities, Inc.	536,569	21,403,737
The Macerich Co.	395,980	23,085,634
		161,393,715
Thrifts & Mortgage Finance - 0.5%
Ocwen Financial Corp. (a)	2,150,326	74,379,776

TOTAL FINANCIALS		2,577,516,558

HEALTH CARE - 11.7%
Biotechnology - 3.6%
Amgen, Inc.	2,242,730	193,592,454

See accompanying notes which are an integral part of the financial statements.

8

	Shares	Value
Common Stocks - continued
HEALTH CARE - continued
Biotechnology - continued
Biogen Idec, Inc. (a)	625,707	$91,772,446
BioMarin Pharmaceutical, Inc. (a)	547,064	26,942,902
CSL Ltd.	778,516	43,952,924
Gilead Sciences, Inc. (a)	1,968,964	144,620,406
Onyx Pharmaceuticals, Inc. (a)	725,607	54,805,097
Regeneron Pharmaceuticals, Inc. (a)	105,175	17,992,287
Theravance, Inc. (a)	449,022	9,999,720
		583,678,236
Health Care Equipment & Supplies - 1.4%
Covidien PLC	1,728,797	99,820,739
Edwards Lifesciences Corp. (a)	462,263	41,682,255
Quidel Corp. (a)(d)	1,571,494	29,339,793
The Cooper Companies, Inc.	620,565	57,389,851
		228,232,638
Health Care Providers & Services - 1.9%
Apollo Hospitals Enterprise Ltd.	369,766	5,332,791
Catamaran Corp. (a)	678,782	31,977,422
CIGNA Corp.	950,939	50,837,199
Henry Schein, Inc. (a)	783,171	63,013,939
McKesson Corp.	606,550	58,811,088
UnitedHealth Group, Inc.	1,916,227	103,936,152
		313,908,591
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	262,850	10,761,079
Fluidigm Corp. (a)(i)	312,345	4,469,657
Thermo Fisher Scientific, Inc.	321,945	20,533,652
		35,764,388
Pharmaceuticals - 4.6%
AbbVie, Inc. (f)	861,300	29,422,008
Allergan, Inc.	984,574	90,314,973
Merck & Co., Inc.	4,081,349	167,090,428
Pfizer, Inc.	14,042,238	352,179,329
Sanofi SA sponsored ADR	423,062	20,044,678
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,365,134	81,438,677
		740,490,093

TOTAL HEALTH CARE		1,902,073,946

INDUSTRIALS - 10.5%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	1,954,366	124,043,610
MTU Aero Engines Holdings AG	238,997	21,810,769
Raytheon Co.	598,485	34,448,797
Textron, Inc.	2,802,049	69,462,795
United Technologies Corp.	1,354,398	111,074,180
		360,840,151
Building Products - 0.8%
Armstrong World Industries, Inc.	892,006	45,251,464
Owens Corning (a)	1,390,083	51,419,170
Quanex Building Products Corp.	1,706,475	34,829,155
		131,499,789
Commercial Services & Supplies - 0.8%
ADT Corp.	654,613	30,432,958
KAR Auction Services, Inc.	1,758,582	35,593,700
Stericycle, Inc. (a)	414,999	38,706,957
Tyco International Ltd.	564,726	16,518,236
		121,251,851
Electrical Equipment - 0.8%
Regal-Beloit Corp.	862,575	60,785,660
Roper Industries, Inc.	587,612	65,506,986
		126,292,646
Industrial Conglomerates - 2.8%
Danaher Corp.	1,810,555	101,210,025
General Electric Co.	17,141,338	359,796,685
		461,006,710
Machinery - 1.8%
Caterpillar, Inc.	248,016	22,217,273
Cummins, Inc.	596,113	64,588,844
Deere & Co.	673,224	58,180,018
Fiat Industrial SpA	1,449,772	15,883,076
Illinois Tool Works, Inc.	1,432,786	87,127,717
Parker Hannifin Corp.	560,608	47,685,316
		295,682,244
Professional Services - 0.1%
Verisk Analytics, Inc. (a)	251,800	12,841,800
Road & Rail - 0.9%
J.B. Hunt Transport Services, Inc.	235,601	14,067,736
Union Pacific Corp.	1,014,834	127,584,930
		141,652,666
Trading Companies & Distributors - 0.3%
W.W. Grainger, Inc.	256,848	51,978,330

TOTAL INDUSTRIALS		1,703,046,187

INFORMATION TECHNOLOGY - 19.5%
Communications Equipment - 4.6%
Acme Packet, Inc. (a)	906,712	20,056,469
ADTRAN, Inc. (d)	2,785,806	54,434,649
Alcatel-Lucent SA sponsored ADR (a)(d)	5,415,203	7,527,132
Ciena Corp. (a)	1,307,391	20,526,039
Finisar Corp. (a)	3,255,694	53,067,812
JDS Uniphase Corp. (a)	2,862,829	38,762,705
Juniper Networks, Inc. (a)	5,579,744	109,753,564
NETGEAR, Inc. (a)	840,694	33,140,157
QUALCOMM, Inc.	6,603,288	409,535,922
		746,804,449

See accompanying notes which are an integral part of the financial statements.

9

	Shares	Value
Common Stocks - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 6.4%
Apple, Inc.	1,703,816	$908,185,037
EMC Corp. (a)	1,743,195	44,102,834
NCR Corp. (a)	752,260	19,167,585
SanDisk Corp. (a)	1,494,118	65,083,780
		1,036,539,236
Electronic Equipment & Components - 1.1%
Corning, Inc.	1,761,316	22,227,808
Flextronics International Ltd. (a)	3,032,133	18,829,546
Jabil Circuit, Inc.	6,014,222	116,014,342
TPK Holding Co. Ltd.	1,534,000	27,075,246
		184,146,942
Internet Software & Services - 1.7%
eBay, Inc. (a)	2,317,063	118,216,554
Google, Inc. Class A (a)	154,834	109,834,595
Mail.ru Group Ltd.:
GDR (e)	494,266	17,052,177
GDR (Reg. S)	246,700	8,616,788
Yandex NV (a)	800,300	17,262,471
		270,982,585
IT Services - 0.9%
Accenture PLC Class A	491,412	32,678,898
Fidelity National Information Services, Inc.	1,174,869	40,897,190
Fiserv, Inc. (a)	230,086	18,183,697
Visa, Inc. Class A	347,302	52,644,037
		144,403,822
Semiconductors & Semiconductor Equipment - 3.2%
Altera Corp.	2,171,381	74,782,362
Analog Devices, Inc.	4,243,006	178,460,832
ARM Holdings PLC sponsored ADR	618,300	23,390,289
ASML Holding NV	233,729	15,054,485
Avago Technologies Ltd.	826,943	26,181,015
Fairchild Semiconductor International, Inc. (a)	2,185,365	31,469,256
Integrated Device Technology, Inc. (a)	3,031,355	22,128,892
International Rectifier Corp. (a)	772,566	13,697,595
Micron Technology, Inc. (a)	6,858,616	43,552,212
NXP Semiconductors NV (a)	1,838,572	48,483,144
ON Semiconductor Corp. (a)	4,190,219	29,541,044
PMC-Sierra, Inc. (a)	4,304,298	22,425,393
		529,166,519
Software - 1.6%
Check Point Software Technologies Ltd. (a)	264,421	12,597,016
Citrix Systems, Inc. (a)	1,521,588	100,044,411
Electronic Arts, Inc. (a)	3,412,863	49,588,899
Intuit, Inc.	742,200	44,160,900
Jive Software, Inc.	300,826	4,371,002
Oracle Corp.	997,236	33,227,904
VMware, Inc. Class A (a)	154,125	14,509,328
		258,499,460

TOTAL INFORMATION TECHNOLOGY		3,170,543,013

MATERIALS - 3.6%
Chemicals - 2.8%
Air Products & Chemicals, Inc.	748,768	62,911,487
Albemarle Corp.	413,094	25,661,399
Ashland, Inc.	169,248	13,609,232
Eastman Chemical Co.	819,603	55,773,984
Ecolab, Inc.	579,682	41,679,136
FMC Corp.	280,854	16,435,576
LyondellBasell Industries NV Class A	986,136	56,298,504
Monsanto Co.	881,690	83,451,959
Sherwin-Williams Co.	324,896	49,975,503
Sigma Aldrich Corp.	598,515	44,038,734
		449,835,514
Construction Materials - 0.1%
Vulcan Materials Co.	501,355	26,095,528
Containers & Packaging - 0.5%
Ball Corp.	775,366	34,697,629
Rock-Tenn Co. Class A	659,686	46,118,648
		80,816,277
Metals & Mining - 0.2%
Goldcorp, Inc.	895,533	32,924,140

TOTAL MATERIALS		589,671,459

TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.7%
AT&T, Inc.	320,644	10,808,909
CenturyLink, Inc.	1,845,501	72,195,999
inContact, Inc. (a)	1,155,834	5,987,220
Verizon Communications, Inc.	4,359,171	188,621,329
		277,613,457
Wireless Telecommunication Services - 0.7%
SBA Communications Corp. Class A (a)	797,069	56,607,840
Sprint Nextel Corp. (a)	6,694,118	37,955,649
Vodafone Group PLC sponsored ADR	760,900	19,167,071
		113,730,560

TOTAL TELECOMMUNICATION SERVICES		391,344,017

UTILITIES - 3.5%
Electric Utilities - 2.0%
American Electric Power Co., Inc.	1,288,179	54,979,480
Duke Energy Corp.	1,712,983	109,288,315
Edison International	1,653,226	74,709,283
Exelon Corp.	102,045	3,034,818

See accompanying notes which are an integral part of the financial statements.

10

	Shares	Value
Common Stocks - continued
UTILITIES - continued
Electric Utilities - continued
FirstEnergy Corp.	679,149	$28,361,262
NextEra Energy, Inc.	708,413	49,015,095
		319,388,253
Gas Utilities - 0.1%
ONEOK, Inc.	285,359	12,199,097
Independent Power Producers & Energy Traders - 0.4%
NRG Energy, Inc.	1,749,552	40,222,200
The AES Corp.	3,245,959	34,731,761
		74,953,961
Multi-Utilities - 1.0%
CenterPoint Energy, Inc.	1,626,574	31,311,550
NiSource, Inc.	860,177	21,409,806
PG&E Corp.	689,134	27,689,404
Sempra Energy	1,090,974	77,393,696
		157,804,456

TOTAL UTILITIES		564,345,767

TOTAL COMMON STOCKS (Cost $13,249,699,303)		16,075,810,858

Convertible Preferred Stocks — 0.1%

CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Jumptap, Inc. Series G (i) (Cost $8,211,980)	1,141,504	8,211,980

Convertible Bonds — 0.0%

	Principal Amount

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Cobalt International Energy, Inc. 2.625% 12/1/19 (Cost $4,416,625)	$4,450,000	4,483,375

U.S. Treasury Obligations — 0.0%

U.S. Treasury Bills, yield at date of purchase 0.08% 2/14/13 to 2/21/13 (g) (Cost $5,699,405)	5,700,000	5,699,709

Money Market Funds — 2.0%

Fidelity Cash Central Fund, 0.18% (b)	224,491,067	224,491,067
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	103,069,446	103,069,446

TOTAL MONEY MARKET FUNDS (Cost $327,560,513)		327,560,513

TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $13,595,587,826)		16,421,766,435

NET OTHER ASSETS (LIABILITIES) - (1.0)%		(158,416,569)

NET ASSETS - 100%		$16,263,349,866

Futures Contracts

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)

Purchased

Equity Index Contracts
297 CME E-mini S&P 500 Index Contracts	March 2013	$21,088,485	$156,236

The face value of futures purchased as a percentage of net assets is 0.1%

Legend

(a)         Non-income producing

(b)         Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

(c)          Investment made with cash collateral received from securities on loan.

(d)         Security or a portion of the security is on loan at period end.

(e)          Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,052,177 or 0.1% of net assets.

(f)           Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(g)          Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,399,830.

See accompanying notes which are an integral part of the financial statements.

11

(h)         Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(i)             Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,815,019 or 0.1% of net assets.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Fluidigm Corp.	10/9/07 – 1/6/11	$5,645,236
Jumptap, Inc. Series G	6/29/12	$8,211,980
Legend Pictures LLC	9/23/10	$1,546,500
Weinstein Co. Holdings LLC Class A-1	10/19/05	$11,499,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$465,967
Fidelity Securities Lending Cash Central Fund	1,950,509
Total	$2,416,476

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Kayak Software Corp.	$—	$10,143,022	$14,336,521	$—	$—

See accompanying notes which are an integral part of the financial statements.

12

Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund’s assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:

Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,716,225,859	$1,699,880,493	$—	$16,345,366
Consumer Staples	1,714,825,748	1,528,892,942	185,932,806	—
Energy	1,754,430,284	1,754,013,555	416,729	—
Financials	2,577,516,558	2,521,706,789	55,809,769	—
Health Care	1,902,073,946	1,852,788,231	49,285,715	—
Industrials	1,703,046,187	1,665,352,342	37,693,845	—
Information Technology	3,170,543,013	3,161,926,225	8,616,788	—
Materials	589,671,459	589,671,459	—	—
Telecommunication Services	391,344,017	391,344,017	—	—
Utilities	564,345,767	564,345,767	—	—
Corporate Bonds	4,483,375	—	4,483,375	—
U.S. Government and Government Agency Obligations	5,699,709	—	5,699,709	—
Money Market Funds	327,560,513	327,560,513	—	—
Total Investments in Securities:	$16,421,766,435	$16,057,482,333	$347,938,736	$16,345,366

Derivative Instruments:
Assets
Futures Contracts	$156,236	$156,236	$—	$—

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$185,071,913
Level 2 to Level 1	$0

Value of Derivative Instruments

The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of December 31, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure /	Value
Derivative Type	Asset	Liability
Equity Risk
Futures Contracts (a)	$156,236	$—
Total Value of Derivatives	$156,236	$—

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)

United States of America	88.9%
United Kingdom	3.0%
Canada	1.5%
Switzerland	1.0%
Others (Individually Less Than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

13

Financial Statements

Statement of Assets and Liabilities

		December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $100,763,476) — See accompanying schedule:
Unaffiliated issuers (cost $13,268,027,313)	$16,094,205,922
Fidelity Central Funds (cost $327,560,513)	327,560,513
Total Investments (cost $13,595,587,826)		$16,421,766,435
Cash		29,160,623
Receivable for investments sold		47,362,167
Receivable for fund shares sold		9,108,446
Dividends receivable		15,474,327
Interest receivable		4,543
Distributions receivable from Fidelity Central Funds		119,404
Receivable for daily variation margin on futures contracts		983,268
Prepaid expenses		45,558
Other receivables		2,469,427
Total assets		16,526,494,198

Liabilities
Payable for investments purchased
Regular delivery	$103,207,531
Delayed delivery	28,741,380
Payable for fund shares redeemed	14,959,516
Accrued management fee	7,543,414
Distribution and service plan fees payable	1,728,983
Other affiliated payables	3,268,793
Other payables and accrued expenses	625,269
Collateral on securities loaned, at value	103,069,446
Total liabilities		263,144,332

Net Assets		$16,263,349,866
Net Assets consist of:
Paid in capital		$16,195,567,898
Distribution in excess of net investment income		(587,200)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,757,990,758)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,826,359,926
Net Assets		$16,263,349,866

Initial Class:
Net Asset Value, offering price and redemption price per share ($6,440,357,464 ÷ 243,546,878 shares)		$26.44

Service Class:
Net Asset Value, offering price and redemption price per share ($1,374,780,827 ÷ 52,157,247 shares)		$26.36

Service Class 2:
Net Asset Value, offering price and redemption price per share ($7,740,640,006 ÷ 297,722,136 shares)		$26.00

Service Class 2R:
Net Asset Value, offering price and redemption price per share ($8,726,568 ÷ 336,211 shares)		$25.96

Investor Class:
Net Asset Value, offering price and redemption price per share ($698,845,001 ÷ 26,521,443 shares)		$26.35

See accompanying notes which are an integral part of the financial statements.

14

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$304,813,686
Interest		14,706
Income from Fidelity Central Funds		2,416,476
Total income		307,244,868

Expenses
Management fee	$90,534,257
Transfer agent fees	11,970,438
Distribution and service plan fees	20,684,650
Accounting and security lending fees	1,571,978
Custodian fees and expenses	336,075
Independent trustees’ compensation	107,956
Appreciation in deferred trustee compensation account	29
Audit	98,886
Legal	81,391
Miscellaneous	166,919
Total expenses before reductions	125,552,579
Expense reductions	(2,620,811)	122,931,768

Net investment income (loss)		184,313,100
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	621,363,243
Other affiliated issuers	4,193,500
Foreign currency transactions	(237,111)
Futures contracts	10,598,796
Total net realized gain (loss)		635,918,428
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,584,289,235
Assets and liabilities in foreign currencies	21,036
Futures contracts	182,961
Total change in net unrealized appreciation (depreciation)		1,584,493,232
Net gain (loss)		2,220,411,660
Net increase (decrease) in net assets resulting from operations		$2,404,724,760

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$184,313,100	$145,885,373
Net realized gain (loss)	635,918,428	923,774,773
Change in net unrealized appreciation (depreciation)	1,584,493,232	(1,481,460,012)
Net increase (decrease) in net assets resulting from operations	2,404,724,760	(411,799,866)
Distributions to shareholders from net investment income	(189,531,129)	(141,940,543)
Distributions to shareholders from net realized gains	(8,351,979)	—
Total distributions	(197,883,108)	(141,940,543)
Share transactions - net increase (decrease)	(899,286,819)	(1,239,479,004)
Redemption fees	69	8,960
Total increase (decrease) in net assets	1,307,554,902	(1,793,210,453)

Net Assets
Beginning of period	14,955,794,964	16,749,005,417
End of period (including distributions in excess of net investment income of $587,200 and distributions in excess of net investment income of $2,498,208, respectively)	$16,263,349,866	$14,955,794,964

See accompanying notes which are an integral part of the financial statements.

15

Financial Highlights — Initial Class

Years ended December 31,	2012		2011	2010	2009		2008
Selected Per-Share Data
Net asset value, beginning of period	$23.02		$23.88	$20.62	$15.39		$27.90
Income from Investment Operations
Net investment income (loss) (C)	.32		.25	.23	.23		.24
Net realized and unrealized gain (loss)	3.46		(.86)	3.31	5.26		(11.87)
Total from investment operations	3.78		(.61)	3.54	5.49		(11.63)
Distributions from net investment income	(.34	)(I)	(.25)	(.27)	(.25)		(.23)
Distributions from net realized gain	(.01	)(I)	—	(.01)	(.01)		(.65)
Total distributions	(.36	)(J)	(.25)	(.28)	(.26	)(H)	(.88)
Redemption fees added to paid in capital (C), (G)	—		—	—	—		—
Net asset value, end of period	$26.44		$23.02	$23.88	$20.62		$15.39
Total Return (A), (B)	16.42%		(2.53)%	17.22%	35.71%		(42.51)%
Ratios to Average Net Assets (D), (F)
Expenses before reductions	.64%		.65%	.65%	.67%		.66%
Expenses net of fee waivers, if any	.64%		.64%	.65%	.67%		.66%
Expenses net of all reductions	.63%		.63%	.63%	.65%		.65%
Net investment income (loss)	1.27%		1.03%	1.06%	1.33%		1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$6,440,357		$6,113,440	$7,160,125	$7,405,228		$6,240,871
Portfolio turnover rate (E)	87%		135%	117%	145%		172%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(G)                               Amount represents less than $.01 per share.

(H)                              Total distributions of $.26 per share is comprised of distributions from net investment income of $.250 and distributions from net realized gain of $.005 per share.

(I)                                   The amount shown reflects certain reclassifications related to book to tax differences.

(J)                                   Total distributions of $.36 per share is comprised of distribution from net investment income of $.342 and distribution from net realized gain of $.013 per share.

Financial Highlights — Service Class

Years ended December 31,	2012		2011	2010	2009		2008
Selected Per-Share Data
Net asset value, beginning of period	$22.95		$23.81	$20.55	$15.33		$27.80
Income from Investment Operations
Net investment income (loss) (C)	.30		.22	.20	.21		.21
Net realized and unrealized gain (loss)	3.44		(.85)	3.31	5.25		(11.83)
Total from investment operations	3.74		(.63)	3.51	5.46		(11.62)
Distributions from net investment income	(.32	)(I)	(.23)	(.24)	(.23)		(.20)
Distributions from net realized gain	(.01	)(I)	—	(.01)	(.01)		(.65)
Total distributions	(.33)		(.23)	(.25)	(.24	)(H)	(.85)
Redemption fees added to paid in capital (C), (G)	—		—	—	—		—
Net asset value, end of period	$26.36		$22.95	$23.81	$20.55		$15.33
Total Return (A), (B)	16.31%		(2.64)%	17.11%	35.66%		(42.61)%
Ratios to Average Net Assets (D), (F)
Expenses before reductions	.74%		.75%	.75%	.77%		.76%
Expenses net of fee waivers, if any	.74%		.74%	.75%	.77%		.76%
Expenses net of all reductions	.73%		.73%	.73%	.75%		.75%
Net investment income (loss)	1.16%		.93%	.96%	1.23%		.97%
Supplemental Data
Net assets, end of period (000 omitted)	$1,374,781		$1,277,101	$1,379,305	$1,784,820		$1,497,734
Portfolio turnover rate (E)	87%		135%	117%	145%		172%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(G)                               Amount represents less than $.01 per share.

(H)                              Total distributions of $.24 per share is comprised of distributions from net investment income of $.232 and distributions from net realized gain of $.005 per share.

(I)                                   The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

16

Financial Highlights — Service Class 2

Years ended December 31,	2012		2011	2010	2009		2008
Selected Per-Share Data
Net asset value, beginning of period	$22.64		$23.49	$20.29	$15.14		$27.46
Income from Investment Operations
Net investment income (loss) (C)	.26		.18	.17	.18		.18
Net realized and unrealized gain (loss)	3.39		(.84)	3.26	5.18		(11.67)
Total from investment operations	3.65		(.66)	3.43	5.36		(11.49)
Distributions from net investment income	(.28	)(I)	(.19)	(.22)	(.21)		(.18)
Distributions from net realized gain	(.01	)(I)	—	(.01)	(.01)		(.65)
Total distributions	(.29)		(.19)	(.23)	(.21	)(H)	(.83)
Redemption fees added to paid in capital (C), (G)	—		—	—	—		—
Net asset value, end of period	$26.00		$22.64	$23.49	$20.29		$15.14
Total Return (A), (B)	16.14%		(2.78)%	16.93%	35.47%		(42.69)%
Ratios to Average Net Assets (D), (F)
Expenses before reductions	.89%		.90%	.90%	.92%		.91%
Expenses net of fee waivers, if any	.89%		.89%	.90%	.92%		.91%
Expenses net of all reductions	.88%		.88%	.88%	.90%		.90%
Net investment income (loss)	1.02%		.78%	.81%	1.08%		.82%
Supplemental Data
Net assets, end of period (000 omitted)	$7,740,640		$6,980,191	$7,627,793	$7,577,737		$6,187,985
Portfolio turnover rate (E)	87%		135%	117%	145%		172%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(G)                               Amount represents less than $.01 per share.

(H)                              Total distributions of $.21 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.005 per share.

(I)                                   The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights — Service Class 2R

Years ended December 31,	2012		2011	2010	2009		2008
Selected Per-Share Data
Net asset value, beginning of period	$22.60		$23.44	$20.24	$15.10		$27.35
Income from Investment Operations
Net investment income (loss) (C)	.26		.18	.17	.18		.18
Net realized and unrealized gain (loss)	3.39		(.84)	3.25	5.17		(11.62)
Total from investment operations	3.65		(.66)	3.42	5.35		(11.44)
Distributions from net investment income	(.27	)(I)	(.18)	(.21)	(.20)		(.16)
Distributions from net realized gain	(.01	)(I)	—	(.01)	(.01)		(.65)
Total distributions	(.29	)(J)	(.18)	(.22)	(.21	)(H)	(.81)
Redemption fees added to paid in capital (C), (G)	—		—	—	—		—
Net asset value, end of period	$25.96		$22.60	$23.44	$20.24		$15.10
Total Return (A), (B)	16.15%		(2.79)%	16.94%	35.46%		(42.69)%
Ratios to Average Net Assets (D), (F)
Expenses before reductions	.89%		.90%	.90%	.92%		.91%
Expenses net of fee waivers, if any	.89%		.89%	.90%	.92%		.91%
Expenses net of all reductions	.88%		.88%	.88%	.90%		.90%
Net investment income (loss)	1.02%		.78%	.81%	1.08%		.82%
Supplemental Data
Net assets, end of period (000 omitted)	$8,727		$8,042	$10,942	$13,285		$13,585
Portfolio turnover rate (E)	87%		135%	117%	145%		172%

(A)	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
(B)	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
(C)	Calculated based on average shares outstanding during the period.
(D)

Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
(F)

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(G)	Amount represents less than $.01 per share.
(H)	Total distributions of $.21 per share is comprised of distributions from net investment income of $.200 and distributions from net realized gain of $.005 per share.
(I)	The amount shown reflects certain reclassifications related to book to tax differences.
(J)	Total distributions of $.29 per share is comprised of distribution from net investment income of $.274 and distribution from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

17

Financial Highlights — Investor Class

Years ended December 31,	2012		2011	2010	2009		2008
Selected Per-Share Data
Net asset value, beginning of period	$22.94		$23.80	$20.56	$15.34		$27.82
Income from Investment Operations
Net investment income (loss) (C)	.30		.23	.21	.21		.21
Net realized and unrealized gain (loss)	3.45		(.86)	3.30	5.25		(11.83)
Total from investment operations	3.75		(.63)	3.51	5.46		(11.62)
Distributions from net investment income	(.32	)(I)	(.23)	(.26)	(.24)		(.21)
Distributions from net realized gain	(.01	)(I)	—	(.01)	(.01)		(.65)
Total distributions	(.34	)(J)	(.23)	(.27)	(.24	)(H)	(.86)
Redemption fees added to paid in capital (C), (G)	—		—	—	—		—
Net asset value, end of period	$26.35		$22.94	$23.80	$20.56		$15.34
Total Return (A), (B)	16.34%		(2.62)%	17.10%	35.66%		(42.60)%
Ratios to Average Net Assets (D), (F)
Expenses before reductions	.73%		.73%	.74%	.77%		.75%
Expenses net of fee waivers, if any	.73%		.73%	.73%	.77%		.75%
Expenses net of all reductions	.71%		.71%	.72%	.75%		.74%
Net investment income (loss)	1.18%		.94%	.98%	1.23%		.98%
Supplemental Data
Net assets, end of period (000 omitted)	$698,845		$577,021	$570,841	$457,476		$324,919
Portfolio turnover rate (E)	87%		135%	117%	145%		172%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(G)                               Amount represents less than $.01 per share.

(H)                              Total distributions of $.24 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.005 per share.

(I)                                   The amount shown reflects certain reclassifications related to book to tax differences.

(J)                                   Total distributions of $.34 per share is comprised of distribution from net investment income of $.322 and distribution from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

18

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund’s Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund’s Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund’s own assumptions based on the best information available)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

19

Notes to Financial Statements – continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund’s Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund’s investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

20

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,085,145,590
Gross unrealized depreciation	(344,960,912)
Net unrealized appreciation (depreciation) on securities and other investments	$2,740,184,678

Tax Cost	$13,681,581,757

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(2,671,840,594)
Net unrealized appreciation (depreciation)	$2,740,209,758

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration

2016	$(336,841,666)
2017	(2,334,998,928)
Total capital loss carryforward	$(2,671,840,594)

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$197,883,108	$141,940,543

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund’s Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

21

Notes to Financial Statements – continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update’s adoption on the Fund’s financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund’s use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption “Futures Contracts.” The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $10,598,796 and a change in net unrealized appreciation (depreciation) of $182,961 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,768,445,499 and $14,577,513,353, respectively.

22

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund’s average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund’s average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class’ average net assets and .25% of Service Class 2’s and Service Class 2R’s average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$1,369,277
Service Class 2	19,292,732
Service Class 2R	22,641
$20,684,650

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund’s transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$4,564,434
Service Class	964,572
Service Class 2	5,414,509
Service Class 2R	6,331
Investor Class	1,020,592
$11,970,438

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund’s accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $462,864 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $43,593 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund’s Statement

23

Notes to Financial Statements – continued

8. Security Lending - continued

of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,950,509, including $38,179 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,620,811 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$82,580,923	$65,616,073
Service Class	16,341,913	12,220,263
Service Class 2	82,113,206	58,305,804
Service Class 2R	91,369	65,304
Investor Class	8,403,718	5,733,099
Total	$189,531,129	$141,940,543
From net realized gain
Initial Class	$3,278,212	$—
Service Class	704,666	—
Service Class 2	4,008,661	—
Service Class 2R	4,524	—
Investor Class	355,916	—
Total	$8,351,979	$—

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	8,108,840	8,887,647	$207,519,230	$215,181,582
Reinvestment of distributions	3,281,594	2,941,106	85,859,135	65,616,073
Shares redeemed	(33,386,959)	(46,079,138)	(856,012,042)	(1,098,879,687)
Net increase (decrease)	(21,996,525)	(34,250,385)	$(562,633,677)	$(818,082,032)
Service Class
Shares sold	4,101,561	5,960,533	$104,241,858	$142,199,635
Reinvestment of distributions	653,535	549,472	17,046,579	12,220,263
Shares redeemed	(8,246,935)	(8,798,344)	(210,877,762)	(211,519,636)
Net increase (decrease)	(3,491,839)	(2,288,339)	$(89,589,325)	$(57,099,738)
Service Class 2
Shares sold	32,699,560	28,618,316	$807,565,716	$674,963,970
Reinvestment of distributions	3,346,604	2,657,512	86,121,867	58,305,804
Shares redeemed	(46,616,409)	(47,724,451)	(1,175,112,838)	(1,123,942,590)
Net increase (decrease)	(10,570,245)	(16,448,623)	$(281,425,255)	$(390,672,816)
Service Class 2R
Shares sold	68,230	57,708	$1,645,251	$1,412,478
Reinvestment of distributions	3,733	2,982	95,893	65,304
Shares redeemed	(91,575)	(171,761)	(2,281,001)	(4,029,960)
Net increase (decrease)	(19,612)	(111,071)	$(539,857)	$(2,552,178)
Investor Class
Shares sold	2,695,333	3,165,850	$68,539,753	$76,274,096
Reinvestment of distributions	335,952	257,783	8,759,634	5,733,099
Shares redeemed	(1,659,317)	(2,256,234)	(42,398,092)	(53,079,435)
Net increase (decrease)	1,371,968	1,167,399	$34,901,295	$28,927,760

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12. Other.

The Fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, two otherwise unaffiliated shareholders were the owners of record of 22% of the total outstanding shares of the Fund.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2013

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Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund’s performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund’s Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund’s Board oversees Fidelity’s equity and high income funds and another Board oversees Fidelity’s investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund’s Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund’s activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund’s business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund’s exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the fund’s activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to

27

review the Fidelity funds’ valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund’s Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the fund’s Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of FMR’s risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under “Standing Committees of the Fund’s Trustees.”

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+

James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O’Hanley (55)

Year of Election or Appointment: 2011

Mr. O’Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity’s Executive Committee (2010-present). Previously, Mr. O’Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O’Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm’s Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O’Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O’Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor’s U.S. Institute.

*            Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+          The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-present).

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Name, Age; Principal Occupations and Other Relevant Experience+

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity’s Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

29

Name, Age; Principal Occupations and Other Relevant Experience+

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+               The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity’s Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity’s Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity’s Equity and High Income Funds. Prior to Mr. Smith’s retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity’s Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

30

Name, Age; Principal Occupation

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR’s Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity’s Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity’s Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR’s Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

31

Name, Age; Principal Occupation

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity’s Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity’s Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity’s Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity’s Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity’s Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity’s Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity’s Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity’s Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

32

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2 and Investor Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

33

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund’s Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board’s annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund’s Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund’s management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board’s decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity’s competitors, and that the fund’s shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund’s investment personnel, and also considered the fund’s investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers’ investment staff, including its size, education, experience, and resources, as well as the Investment Advisers’ approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity’s global investment organization. The Board noted that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity’s investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers’ trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

34

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity’s research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management’s portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a “Stock Selector” sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index (“benchmark”), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Contrafund Portfolio

The Board reviewed the fund’s relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund’s one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund’s performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund’s shareholders.

35

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund’s management fee and total expense ratio compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group.” The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund’s management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class’s total expense ratio, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity’s institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

36

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity’s audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity’s non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower group fee rates as total fund assets under FMR’s management increase, and for higher group fee rates as total fund assets under FMR’s management decrease. FMR calculates the group fee rates based on a tiered asset “breakpoint” schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds’ Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds’ overall performance, and Fidelity’s long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity’s compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity’s group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity’s cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be renewed.

37

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCON-ANN-0213
1.540131.115

Fidelity® Variable Insurance Products:
Equity-Income Portfolio

Annual Report December 31, 2012

Contents

Performance	3	How the fund has done over time.

Management’s Discussion of Fund Performance	4	The Portfolio Manager’s review of fund performance and strategy.

Shareholder Expense Example	5	An example of shareholder expenses.

Investment Changes	6	A summary of major shifts in the fund’s investments over the past six months.

Investments	7	A complete list of the fund’s investments with their market values.

Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.

Notes	19	Notes to the financial statements.

Report of Independent Registered Public Accounting Firm	25

Trustees and Officers	26

Distributions	32

Board Approval of Investment Advisory Contracts and Management Fees	33

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

2

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
VIP Equity-Income PortfolioSM - Initial Class	17.31%	0.37%	6.70%
VIP Equity-Income Portfolio - Service Class	17.19%	0.27%	6.59%
VIP Equity-Income Portfolio - Service Class 2	17.05%	0.11%	6.43%
VIP Equity-Income Portfolio - Investor Class (A)	17.27%	0.29%	6.62%

(A) The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class’s transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in VIP Equity-Income PortfolioSM - Initial Class on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

3

Management’s Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 — related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China’s once-blistering growth — to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors — including high-yield/investment-grade corporate bonds and emerging-markets debt — surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from James Morrow, Lead Portfolio Manager of VIP Equity-Income Portfolio: For the year, the fund’s share classes modestly trailed the benchmark Russell 3000® Value Index, which rose 17.55%. (For specific portfolio results, please refer to the performance section of this report.) The primary drag came from stock selection, especially in the software/services industry, though overweighting that strong-performing group slightly tempered the underperformance. Security selection in the diversified financials industry and the telecommunication services and energy sectors further detracted. A small average cash stake of about 3% also hurt in an up market. On the positive side, consumer discretionary stock picking added value, as did underweighting utilities, a sector that lagged. The fund’s high-yield and convertible securities subportfolio also was a source of outperformance. On an individual security basis, the fund’s biggest relative detractors included financials firms Bank of America and Citigroup, both of which saw their shares increase in value. Unfortunately, the fund had very limited exposure to these sizable benchmark components. Also in financials, an overweighted position in MetLife hurt, given that the insurance provider returned less than half of what the index did. In the energy sector, holdings in Royal Dutch Shell, based in the Netherlands, and Canada’s Penn West Petroleum significantly underperformed in a challenging environment for energy producers. Neither stock was in the benchmark. Elsewhere, health benefits company WellPoint struggled amid a variety of concerns, including a worse-than-expected earnings forecast issued in July and, in August, an investor-led dismissal of the company’s chief executive. Also limiting performance were positions in telecom giant Verizon Communications and logistics/delivery company United Parcel Service, the latter of which was not in the index. On the positive side, Comcast, a leading cable service provider and media company, continued to generate strong financial results. In the financials sector, JPMorgan Chase was helpful. Despite the company’s multibillion-dollar trading loss on May 10, I thought the firm remained a solid business whose stock was trading at a lower-than-deserved valuation. In the following months, JPMorgan Chase gained significant ground, and, by period end, had even surpassed its May valuation. In energy, the fund benefited from a substantial underweighting in index component Occidental Petroleum, a poor-performing oil and gas company. Another notable contributor was consumer electronics and computer maker Apple, an out-of-benchmark stock. Apple’s shares rose by a healthy amount through September, and I decided to sell the fund’s stake in October. In retrospect, this sale was fortunate timing — the stock corrected sharply through November, exactly when I added back a small position in the company at what I believed was a more reasonable price. Not owning electric utility Exelon, a struggling index component, also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

4

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.55%
Actual		$1,000.00	$1,081.70	$2.88
Hypothetical(A)		$1,000.00	$1,022.37	$2.80
Service Class	.65%
Actual		$1,000.00	$1,081.40	$3.40
Hypothetical(A)		$1,000.00	$1,021.87	$3.30
Service Class 2.80%
Actual		$1,000.00	$1,080.30	$4.18
Hypothetical(A)		$1,000.00	$1,021.11	$4.06
Service Class 2R	.80%
Actual		$1,000.00	$1,081.00	$4.18
Hypothetical(A)		$1,000.00	$1,021.11	$4.06
Investor Class	.64%
Actual		$1,000.00	$1,081.60	$3.35
Hypothetical(A)		$1,000.00	$1,021.92	$3.25

(A) 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2012

	% of fund’s net assets	% of fund’s net assets 6 months ago
JPMorgan Chase & Co.	3.8	3.5
Chevron Corp.	3.0	3.6
Comcast Corp. Class A	2.9	3.0
Procter & Gamble Co.	2.8	2.6
Wells Fargo & Co.	2.6	3.1
Pfizer, Inc.	2.5	2.5
Royal Dutch Shell PLC Class A sponsored ADR	2.1	1.9
General Electric Co.	2.1	2.2
Johnson & Johnson	2.1	2.1
Paychex, Inc.	2.0	2.0
	25.9

Top Five Market Sectors as of December 31, 2012

	% of fund’s net assets	% of fund’s net assets 6 months ago
Financials	19.8	19.1
Health Care	13.9	13.2
Energy	13.6	13.8
Industrials	10.4	9.7
Information Technology	10.3	9.5

Asset Allocation (% of fund’s net assets)

As of December 31, 2012*

As of June 30, 2012**

6

Investments December 31, 2012

Showing Percentage of Net Assets

	Shares	Value
Common Stocks — 92.0%
CONSUMER DISCRETIONARY - 8.6%
Auto Components - 0.1%
Gentex Corp.	369,450	$6,953,049

Diversified Consumer Services - 0.2%
Strayer Education, Inc. (f)	149,403	8,391,967

Hotels, Restaurants & Leisure - 1.3%
CEC Entertainment, Inc.	185,799	6,166,669
Cedar Fair LP (depository unit)	78,920	2,639,874
McDonald’s Corp.	490,952	43,306,876
Texas Roadhouse, Inc. Class A	553,059	9,291,391
Yum! Brands, Inc.	123,100	8,173,840
		69,578,650
Leisure Equipment & Products - 0.2%
New Academy Holding Co. LLC unit (a)(j)(k)	127,200	13,170,288

Media - 4.6%
Comcast Corp. Class A	4,431,552	165,651,414
Time Warner, Inc.	1,957,166	93,611,250
		259,262,664
Multiline Retail - 1.4%
Target Corp.	1,355,928	80,230,260

Specialty Retail - 0.8%
Lowe’s Companies, Inc.	1,001,478	35,572,499
Staples, Inc.	932,768	10,633,555
		46,206,054
TOTAL CONSUMER DISCRETIONARY		483,792,932

CONSUMER STAPLES - 10.1%
Beverages - 2.1%
Anheuser-Busch InBev SA NV	188,681	16,431,201
Molson Coors Brewing Co. Class B	247,800	10,603,362
PepsiCo, Inc.	832,283	56,953,126
The Coca-Cola Co.	954,666	34,606,643
		118,594,332
Food & Staples Retailing - 2.5%
Safeway, Inc. (f)	2,458,798	44,479,656
Sysco Corp.	537,900	17,029,914
Wal-Mart Stores, Inc.	389,578	26,580,907
Walgreen Co.	1,447,576	53,574,788
		141,665,265
Food Products - 0.9%
Kellogg Co.	873,657	48,793,743

Household Products - 3.1%
Kimberly-Clark Corp.	199,103	16,810,266
Procter & Gamble Co.	2,341,501	158,964,503
		175,774,769
Tobacco - 1.5%
Altria Group, Inc.	1,164,996	36,604,174
British American Tobacco PLC sponsored ADR	138,097	13,982,321
Lorillard, Inc.	124,782	14,558,316
Philip Morris International, Inc.	189,244	15,828,368
		80,973,179
TOTAL CONSUMER STAPLES		565,801,288

ENERGY - 13.1%
Energy Equipment & Services - 1.5%
Ensco PLC Class A	152,400	9,034,272
Exterran Partners LP	303,957	6,161,208
Halliburton Co.	763,785	26,495,702
National Oilwell Varco, Inc.	157,156	10,741,613
Noble Corp.	582,702	20,289,684
Trinidad Drilling Ltd. (f)	1,191,800	8,243,273
		80,965,752
Oil, Gas & Consumable Fuels - 11.6%
Apache Corp.	423,672	33,258,252
BG Group PLC	160,400	2,675,442
BP PLC sponsored ADR	1,060,136	44,144,063
Buckeye Partners LP	139,420	6,331,062
Canadian Natural Resources Ltd.	801,500	23,077,270
Chevron Corp.	1,545,851	167,168,327
EV Energy Partners LP	332,951	18,831,709
Exxon Mobil Corp.	1,218,869	105,493,112
Holly Energy Partners LP	81,072	5,332,916
HollyFrontier Corp.	404,044	18,808,248
Inergy Midstream LP	154,100	3,428,725
Legacy Reserves LP	289,401	6,893,532
Markwest Energy Partners LP	201,578	10,282,494
Occidental Petroleum Corp.	139,400	10,679,434
Penn West Petroleum Ltd. (f)	1,210,655	13,144,741
Pioneer Southwest Energy Partners LP	160,748	3,648,980
Royal Dutch Shell PLC Class A sponsored ADR	1,743,250	120,197,088
Southcross Energy Partners LP	136,450	3,222,949
Suncor Energy, Inc.	640,100	21,049,232
The Williams Companies, Inc.	965,900	31,623,566
Western Gas Equity Partners LP	52,688	1,578,006
		650,869,148
TOTAL ENERGY		731,834,900

FINANCIALS - 18.8%
Capital Markets - 3.0%
Apollo Investment Corp.	808,738	6,761,050
Ashmore Group PLC	2,360,743	13,939,906
BlackRock, Inc. Class A	111,500	23,048,165
Charles Schwab Corp.	1,921,200	27,588,432
FXCM, Inc. Class A	144,315	1,453,252
Goldman Sachs Group, Inc.	30	3,827
KKR & Co. LP	2,069,857	31,523,922
Manning & Napier, Inc.	469,200	5,911,920

See accompanying notes which are an integral part of the financial statements.

7

	Shares	Value
Common Stocks - continued
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	1,215,393	$23,238,314
The Blackstone Group LP	2,123,626	33,107,329
		166,576,117
Commercial Banks - 4.9%
Comerica, Inc.	331,820	10,067,419
Cullen/Frost Bankers, Inc.	234,034	12,701,025
M&T Bank Corp.	217,291	21,396,645
Standard Chartered PLC (United Kingdom)	782,390	20,248,055
SunTrust Banks, Inc.	611,480	17,335,458
U.S. Bancorp	1,417,438	45,272,970
Wells Fargo & Co.	4,267,886	145,876,343
		272,897,915
Diversified Financial Services - 4.8%
Bank of America Corp.	1,121,000	13,003,600
Citigroup, Inc.	176,500	6,982,340
JPMorgan Chase & Co.	4,754,031	209,034,733
KKR Financial Holdings LLC	3,276,660	34,601,530
NYSE Euronext	181,127	5,712,746
		269,334,949
Insurance - 4.3%
ACE Ltd.	545,020	43,492,596
AFLAC, Inc.	451,300	23,973,056
Assured Guaranty Ltd.	479,720	6,826,416
Berkshire Hathaway, Inc. Class B (a)	153,675	13,784,648
Hanover Insurance Group, Inc.	277,728	10,759,183
MetLife, Inc.	2,768,607	91,197,915
MetLife, Inc. unit	310,815	13,806,402
Prudential Financial, Inc.	232,200	12,383,226
Validus Holdings Ltd.	699,135	24,176,088
		240,399,530
Real Estate Investment Trusts - 1.7%
American Capital Agency Corp.	526,700	15,242,698
Annaly Capital Management, Inc.	890,200	12,498,408
Coresite Realty Corp.	53,700	1,485,342
DCT Industrial Trust, Inc.	460,700	2,989,943
First Potomac Realty Trust	40,521	500,840
Home Properties, Inc.	135,594	8,313,268
Lexington Corporate Properties Trust	308,865	3,227,639
LTC Properties, Inc.	152,366	5,361,760
Rayonier, Inc.	392,592	20,348,043
Retail Properties America, Inc.	1,108,353	13,266,985
Two Harbors Investment Corp.	486,403	5,389,345
Ventas, Inc.	104,790	6,782,009
		95,406,280
Real Estate Management & Development - 0.1%
Beazer Pre-Owned Rental Homes, Inc. (k)	257,800	5,156,000
TOTAL FINANCIALS		1,049,770,791

HEALTH CARE - 13.1%
Biotechnology - 0.4%
Amgen, Inc.	147,100	12,697,672
PDL BioPharma, Inc. (f)	1,550,669	10,932,216
		23,629,888
Health Care Equipment & Supplies - 0.6%
Baxter International, Inc.	100,100	6,672,666
Covidien PLC	315,700	18,228,518
St. Jude Medical, Inc.	268,500	9,703,590
		34,604,774
Health Care Providers & Services - 2.2%
Aetna, Inc.	510,900	23,654,670
Brookdale Senior Living, Inc. (a)	527,390	13,353,515
Cardinal Health, Inc.	314,500	12,951,110
McKesson Corp.	89,550	8,682,768
UnitedHealth Group, Inc.	271,200	14,709,888
WellPoint, Inc.	760,161	46,309,008
		119,660,959
Pharmaceuticals - 9.9%
Abbott Laboratories	619,440	40,573,320
AbbVie, Inc. (l)	321,100	10,968,776
AstraZeneca PLC sponsored ADR	700,200	33,098,454
Eli Lilly & Co.	804,577	39,681,738
Johnson & Johnson	1,700,268	119,188,787
Merck & Co., Inc.	2,500,889	102,386,396
Pfizer, Inc.	5,470,341	137,196,152
Sanofi SA	396,756	37,624,310
Teva Pharmaceutical Industries Ltd. sponsored ADR	636,222	23,756,529
Warner Chilcott PLC	940,976	11,329,351
		555,803,813
TOTAL HEALTH CARE		733,699,434

INDUSTRIALS - 9.7%
Aerospace & Defense - 1.9%
Raytheon Co.	630,741	36,305,452
Rockwell Collins, Inc.	332,585	19,346,469
United Technologies Corp.	625,776	51,319,890
		106,971,811
Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.	493,300	31,186,426
United Parcel Service, Inc. Class B	924,845	68,188,822
		99,375,248

See accompanying notes which are an integral part of the financial statements.

8

	Shares	Value
Common Stocks - continued
INDUSTRIALS - continued
Commercial Services & Supplies - 1.3%
Intrum Justitia AB	737,519	$11,050,708
Pitney Bowes, Inc. (f)	525,000	5,586,000
Republic Services, Inc.	1,865,882	54,726,319
		71,363,027
Electrical Equipment - 0.2%
Eaton Corp. PLC	131,400	7,121,880
Emerson Electric Co.	116,800	6,185,728
		13,307,608
Industrial Conglomerates - 2.1%
General Electric Co.	5,705,521	119,758,886

Machinery - 1.6%
Briggs & Stratton Corp.	905,867	19,095,676
Cummins, Inc.	122,208	13,241,237
Douglas Dynamics, Inc.	587,191	8,449,678
Harsco Corp.	260,106	6,112,491
Illinois Tool Works, Inc.	208,621	12,686,243
Stanley Black & Decker, Inc.	385,306	28,501,085
		88,086,410
Professional Services - 0.3%
Michael Page International PLC	2,755,399	18,010,671

Road & Rail - 0.3%
Union Pacific Corp.	117,662	14,792,467

Trading Companies & Distributors - 0.2%
Watsco, Inc.	187,740	14,061,726
TOTAL INDUSTRIALS		545,727,854

INFORMATION TECHNOLOGY - 8.9%
Communications Equipment - 1.6%
Cisco Systems, Inc.	4,612,635	90,638,278

Computers & Peripherals - 0.5%
Apple, Inc.	19,500	10,394,085
Dell, Inc.	1,124,567	11,391,864
Lexmark International, Inc. Class A (f)	171,730	3,982,419
		25,768,368
IT Services - 4.6%
Accenture PLC Class A	525,471	34,943,822
Cognizant Technology Solutions Corp. Class A (a)	490,433	36,316,564
Fidelity National Information Services, Inc.	98,697	3,435,643
IBM Corp.	350,241	67,088,664
Paychex, Inc.	3,587,887	111,726,801
The Western Union Co.	399,400	5,435,834
		258,947,328
Semiconductors & Semiconductor Equipment - 1.4%
Applied Materials, Inc.	1,457,200	16,670,368
KLA-Tencor Corp.	382,148	18,251,388
Siliconware Precision Industries Co. Ltd. sponsored ADR	2,523,619	13,476,125
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,698,500	29,146,260
		77,544,141
Software - 0.8%
CA Technologies, Inc.	401,419	8,823,190
Microsoft Corp.	1,409,200	37,667,916
		46,491,106
TOTAL INFORMATION TECHNOLOGY		499,389,221

MATERIALS - 0.7%
Chemicals - 0.3%
Eastman Chemical Co.	202,500	13,780,125
Monsanto Co.	15,100	1,429,215
PPG Industries, Inc.	50	6,768
		15,216,108
Metals & Mining - 0.4%
ArcelorMittal SA Class A unit (f)	248,103	4,334,359
Commercial Metals Co.	668,471	9,933,479
Nucor Corp.	190,500	8,225,790
		22,493,628
TOTAL MATERIALS		37,709,736

TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 3.4%
AT&T, Inc.	2,248,159	75,785,440
CenturyLink, Inc.	290,455	11,362,600
Verizon Communications, Inc.	2,362,108	102,208,413
		189,356,453
Wireless Telecommunication Services - 0.8%
Vodafone Group PLC	18,076,746	45,503,974
TOTAL TELECOMMUNICATION SERVICES		234,860,427

UTILITIES - 4.8%
Electric Utilities - 3.3%
Duke Energy Corp.	364,343	23,245,083
Edison International	133,500	6,032,865
FirstEnergy Corp.	671,210	28,029,730
NextEra Energy, Inc.	527,480	36,496,341
Northeast Utilities	356,400	13,928,112
PPL Corp.	1,975,734	56,565,264
Southern Co.	542,934	23,243,005
		187,540,400
Multi-Utilities - 1.5%
CMS Energy Corp.	118,500	2,889,030
GDF Suez	327,900	6,753,449
National Grid PLC	1,814,100	20,806,672

See accompanying notes which are an integral part of the financial statements.

9

	Shares		Value
Common Stocks - continued
UTILITIES - continued
Multi-Utilities - continued
PG&E Corp.	455,105		$18,286,119
Sempra Energy	468,200		33,214,108
			81,949,378
TOTAL UTILITIES			269,489,778

TOTAL COMMON STOCKS (Cost $4,571,987,376)			5,152,076,361

Preferred Stocks — 2.1%
Convertible Preferred Stocks - 1.6%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
General Motors Co. 4.75%	270,890		11,954,376
Media - 0.1%
Interpublic Group of Companies, Inc. 5.25%	5,300		5,618,000
TOTAL CONSUMER DISCRETIONARY			17,572,376

FINANCIALS - 0.3%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	9,000		11,070,000
Real Estate Investment Trusts - 0.1%
Health Care REIT, Inc. Series I, 6.50%	107,400		6,138,576
TOTAL FINANCIALS			17,208,576

HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 3.00%	27,680		5,124,675
Health Care Providers & Services - 0.2%
HealthSouth Corp. Series A 6.50%	8,800		9,130,000
TOTAL HEALTH CARE			14,254,675

INDUSTRIALS - 0.3%
Aerospace & Defense - 0.2%
United Technologies Corp. 7.50%	227,600		12,679,596
Professional Services - 0.1%
Nielsen Holdings B.V. 6.25%	108,600		6,098,563
TOTAL INDUSTRIALS			18,778,159

UTILITIES - 0.4%
Electric Utilities - 0.4%
NextEra Energy, Inc.:
5.889%	142,307		7,111,081
Series E, 5.599%	152,100		7,582,185
PPL Corp. 8.75%	120,100		6,467,385
			21,160,651
TOTAL CONVERTIBLE PREFERRED STOCKS			88,974,437

Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	18,318		4,203,046

FINANCIALS - 0.4%
Consumer Finance - 0.4%
Ally Financial, Inc. 7.00% (g)	20,572		20,109,130

Diversified Financial Services - 0.0%
GMAC Capital Trust I Series 2, 8.125%	30,803		820,900
TOTAL FINANCIALS			20,930,030

TOTAL NONCONVERTIBLE PREFERRED STOCKS			25,133,076

TOTAL PREFERRED STOCKS (Cost $108,780,245)			114,107,513

	Principal Amount (e)
Corporate Bonds — 3.9%
Convertible Bonds - 3.5%

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen International Finance NV 5.5% 11/9/15 (g)	EUR	6,400,000	9,322,015

Hotels, Restaurants & Leisure - 0.0%
MGM Mirage, Inc. 4.25% 4/15/15	2,840,000		2,996,200
TOTAL CONSUMER DISCRETIONARY			12,318,215

ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Amyris, Inc. 3% 2/27/17 (k)	1,383,000		965,901
Chesapeake Energy Corp. 2.5% 5/15/37	5,970,000		5,281,062
Massey Energy Co. 3.25% 8/1/15	7,810,000		7,517,125
Peabody Energy Corp. 4.75% 12/15/66	5,610,000		5,403,131
Western Refining, Inc. 5.75% 6/15/14	2,660,000		7,787,150
			26,954,369

FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (d)(g)	10,438,000		4,644,910

See accompanying notes which are an integral part of the financial statements.

10

	Principal Amount (e)	Value
Corporate Bonds - continued
Convertible Bonds - continued
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.2%
Medtronic, Inc. 1.625% 4/15/13	$3,130,000	$3,139,390
Teleflex, Inc. 3.875% 8/1/17	4,650,000	5,942,235
		9,081,625
Health Care Providers & Services - 0.3%
WellPoint, Inc. 2.75% 10/15/42 (g)	18,140,000	19,452,973
TOTAL HEALTH CARE		28,534,598

INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.2%
Covanta Holding Corp. 3.25% 6/1/14	11,710,000	14,184,323
Construction & Engineering - 0.2%
MasTec, Inc.:
4% 6/15/14	4,330,000	7,106,613
4.25% 12/15/14	1,300,000	2,201,875
		9,308,488
TOTAL INDUSTRIALS		23,492,811

INFORMATION TECHNOLOGY - 1.4%
Communications Equipment - 0.1%
InterDigital, Inc. 2.5% 3/15/16	7,870,000	8,391,388

Computers & Peripherals - 0.2%
SanDisk Corp. 1.5% 8/15/17	9,260,000	10,747,341

Internet Software & Services - 0.1%
VeriSign, Inc. 3.25% 8/15/37	4,410,000	5,562,113

IT Services - 0.1%
CACI International, Inc. 2.125% 5/1/14	5,500,000	6,208,400

Semiconductors & Semiconductor Equipment - 0.5%
GT Advanced Technologies, Inc. 3% 10/1/17	9,970,000	7,253,175
Intel Corp. 3.25% 8/1/39	4,770,000	5,599,026
Microchip Technology, Inc. 2.125% 12/15/37	2,500,000	3,165,750
Micron Technology, Inc. 3.125% 5/1/32 (g)	8,190,000	7,975,013
Novellus Systems, Inc. 2.625% 5/15/41	2,680,000	3,336,600
		27,329,564
Software - 0.4%
Nuance Communications, Inc. 2.75% 11/1/31	18,770,000	20,377,181

TOTAL INFORMATION TECHNOLOGY		78,615,987

MATERIALS - 0.2%
Metals & Mining - 0.2%
Goldcorp, Inc. 2% 8/1/14	5,170,000	5,699,925
Newmont Mining Corp. 1.25% 7/15/14	4,640,000	5,460,700
		11,160,625

TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (g)	8,630,000	9,460,638
TOTAL CONVERTIBLE BONDS		195,182,153

Nonconvertible Bonds - 0.4%
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Rite Aid Corp.:
9.25% 3/15/20	1,705,000	1,807,300
9.5% 6/15/17	8,000,000	8,360,000
Tops Markets LLC 8.875% 12/15/17 (g)	770,000	795,025
		10,962,325
FINANCIALS - 0.1%
Consumer Finance - 0.0%
GMAC LLC 8% 11/1/31	1,680,000	2,129,400
Diversified Financial Services - 0.1%
Goldman Sachs Capital II 4% (h)(i)	7,850,000	6,131,478
TOTAL FINANCIALS		8,260,878

MATERIALS - 0.1%
Paper & Forest Products - 0.1%
AbitibiBowater, Inc. 10.25% 10/15/18	3,141,000	3,596,445

TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (g)	1,230,000	1,322,250
TOTAL NONCONVERTIBLE BONDS		24,141,898

TOTAL CORPORATE BONDS (Cost $212,090,477)		219,324,051

See accompanying notes which are an integral part of the financial statements.

11

	Principal Amount (e)	Value
Floating Rate Loans — 0.1%
FINANCIALS - 0.1%
Insurance - 0.1%
Asurion Corp. Tranche 2LN, term loan 9% 5/24/19 (i)	$2,468,726	$2,524,272

TOTAL FLOATING RATE LOANS (Cost $2,446,762)		2,524,272

	Shares
Money Market Funds — 2.8%
Fidelity Cash Central Fund, 0.18% (b)	97,659,539	97,659,539
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	60,704,125	60,704,125
TOTAL MONEY MARKET FUNDS (Cost $158,363,664)		158,363,664
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $5,053,668,524)		5,646,395,861
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(48,011,437)
NET ASSETS - 100%		$5,598,384,424

Currency Abbreviations

EUR  —  European Monetary Unit

Legend

(a)         Non-income producing

(b)         Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

(c)          Investment made with cash collateral received from securities on loan.

(d)         Non-income producing - Security is in default.

(e)          Amount is stated in United States dollars unless otherwise noted.

(f)           Security or a portion of the security is on loan at period end.

(g)          Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $73,081,954 or 1.3% of net assets.

(h)         Security is perpetual in nature with no stated maturity date.

(i)             Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(j)            Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(k)         Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $19,292,189 or 0.3% of net assets.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Amyris, Inc. 3% 2/27/17	2/27/12	$1,383,000
Beazer Pre-Owned Rental Homes, Inc.	5/3/12 - 10/23/12	$5,156,000
New Academy Holding Co. LLC unit	8/1/11	$13,406,880

(l) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$235,486
Fidelity Securities Lending Cash Central Fund	1,334,732
Total	$1,570,218

See accompanying notes which are an integral part of the financial statements.

12

Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund’s assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:

Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$505,568,354	$482,577,020	$9,821,046	$13,170,288
Consumer Staples	565,801,288	549,370,087	16,431,201	—
Energy	731,834,900	729,159,458	2,675,442	—
Financials	1,087,909,397	1,008,511,328	74,242,069	5,156,000
Health Care	747,954,109	701,199,799	46,754,310	—
Industrials	564,506,013	529,346,071	35,159,942	—
Information Technology	499,389,221	499,389,221	—	—
Materials	37,709,736	37,709,736	—	—
Telecommunication Services	234,860,427	189,356,453	45,503,974	—
Utilities	290,650,429	249,511,842	41,138,587	—
Corporate Bonds	219,324,051	—	219,324,051	—
Floating Rate Loans	2,524,272	—	2,524,272	—
Money Market Funds	158,363,664	158,363,664	—	—
Total Investments in Securities:	$5,646,395,861	$5,134,494,679	$493,574,894	$18,326,288

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$110,995,962
Level 2 to Level 1	$0

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)

United States of America	86.8%
United Kingdom	6.1%
Ireland	1.2%
Canada	1.2%
Switzerland	1.2%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

13

Financial Statements

Statement of Assets and Liabilities

		December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $59,362,021) — See accompanying schedule:
Unaffiliated issuers (cost $4,895,304,860)	$5,488,032,197
Fidelity Central Funds (cost $158,363,664)	158,363,664
Total Investments (cost $5,053,668,524)		$5,646,395,861
Cash		10,839,603
Receivable for investments sold		20,362,644
Receivable for fund shares sold		2,536,878
Dividends receivable		11,228,905
Interest receivable		1,293,297
Distributions receivable from Fidelity Central Funds		152,056
Prepaid expenses		15,547
Other receivables		1,078,619
Total assets		5,693,903,410

Liabilities
Payable for investments purchased
Regular delivery	$17,292,231
Delayed delivery	10,726,282
Payable for fund shares redeemed	3,408,561
Accrued management fee	2,128,294
Distribution and service plan fees payable	354,970
Other affiliated payables	523,916
Other payables and accrued expenses	380,607
Collateral on securities loaned, at value	60,704,125
Total liabilities		95,518,986

Net Assets		$5,598,384,424
Net Assets consist of:
Paid in capital		$5,036,587,854
Distributions in excess of net investment income		(131,517)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,820,406)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		592,748,493
Net Assets		$5,598,384,424

Initial Class:
Net Asset Value, offering price and redemption price per share ($3,461,083,262 ÷ 173,545,167 shares)		$19.94
Service Class:
Net Asset Value, offering price and redemption price per share ($350,493,485 ÷ 17,636,031 shares)		$19.87
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,560,856,143 ÷ 79,545,418 shares)		$19.62
Service Class 2R:
Net Asset Value, offering price and redemption price per share ($5,640,342 ÷ 288,875 shares)		$19.53
Investor Class:
Net Asset Value, offering price and redemption price per share ($220,311,192 ÷ 11,078,936 shares)		$19.89

See accompanying notes which are an integral part of the financial statements.

14

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$183,287,566
Interest		10,369,788
Income from Fidelity Central Funds		1,570,218
Total income		195,227,572

Expenses
Management fee	$25,636,897
Transfer agent fees	4,132,359
Distribution and service plan fees	4,313,822
Accounting and security lending fees	1,115,612
Custodian fees and expenses	117,770
Independent trustees’ compensation	37,915
Appreciation in deferred trustee compensation account	270
Audit	83,367
Legal	28,362
Interest	310
Miscellaneous	56,276
Total expenses before reductions	35,522,960
Expense reductions	(491,839)	35,031,121
Net investment income (loss)		160,196,451
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	225,837,510
Foreign currency transactions	23,917
Total net realized gain (loss)		225,861,427
Change in net unrealized appreciation (depreciation) on:
Investment securities	499,557,639
Assets and liabilities in foreign currencies	30,257
Total change in net unrealized appreciation (depreciation)		499,587,896
Net gain (loss)		725,449,323
Net increase (decrease) in net assets resulting from operations		$885,645,774

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$160,196,451	$137,582,764
Net realized gain (loss)	225,861,427	336,648,895
Change in net unrealized appreciation (depreciation)	499,587,896	(414,416,618)
Net increase (decrease) in net assets resulting from operations	885,645,774	59,815,041
Distributions to shareholders from net investment income	(160,836,253)	(135,446,653)
Distributions to shareholders from net realized gain	(361,842,958)	—
Total distributions	(522,679,211)	(135,446,653)
Share transactions - net increase (decrease)	(98,030,068)	(594,372,345)
Redemption fees	2,080	2,327
Total increase (decrease) in net assets	264,938,575	(670,001,630)

Net Assets
Beginning of period	5,333,445,849	6,003,447,479
End of period (including distributions in excess of net investment income of $131,517 and distributions in excess of net investment income of $132,585, respectively)	$5,598,384,424	$5,333,445,849

See accompanying notes which are an integral part of the financial statements.

15

Financial Highlights — Initial Class

Years ended December 31,	2012		2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$18.69		$19.02	$16.81	$13.18	$23.91
Income from Investment Operations
Net investment income (loss) (C)	.59		.48	.30	.33	.47
Net realized and unrealized gain (loss)	2.59		(.31)	2.24	3.64	(10.67)
Total from investment operations	3.18		.17	2.54	3.97	(10.20)
Distributions from net investment income	(.63	)(H)	(.50)	(.33)	(.34)	(.51)
Distributions from net realized gain	(1.30	)(H)	—	—	—	(.02)
Total distributions	(1.93)		(.50)	(.33)	(.34)	(.53)
Redemption fees added to paid in capital (C), (G)	—		—	—	—	—
Net asset value, end of period	$19.94		$18.69	$19.02	$16.81	$13.18
Total Return (A), (B)	17.31%		.97%	15.15%	30.21%	(42.65)%
Ratios to Average Net Assets (D), (F)
Expenses before reductions	.55%		.56%	.56%	.58%	.57%
Expenses net of fee waivers, if any	.55%		.55%	.55%	.58%	.57%
Expenses net of all reductions	.54%		.54%	.55%	.58%	.57%
Net investment income (loss)	2.94%		2.48%	1.71%	2.29%	2.37%
Supplemental Data
Net assets, end of period (000 omitted)	$3,461,083		$3,345,762	$3,798,310	$3,771,733	$3,322,799
Portfolio turnover rate (E)	48%		96%	29%	29%	34%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(G)                               Amount represents less than $.01 per share.

(H)                              The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights — Service Class

Years ended December 31,	2012		2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$18.63		$18.96	$16.75	$13.14	$23.82
Income from Investment Operations
Net investment income (loss) (C)	.57		.46	.28	.31	.44
Net realized and unrealized gain (loss)	2.57		(.31)	2.24	3.63	(10.62)
Total from investment operations	3.14		.15	2.52	3.94	(10.18)
Distributions from net investment income	(.60	)(H)	(.48)	(.31)	(.33)	(.48)
Distributions from net realized gain	(1.30	)(H)	—	—	—	(.02)
Total distributions	(1.90)		(.48)	(.31)	(.33)	(.50)
Redemption fees added to paid in capital (C), (G)	—		—	—	—	—
Net asset value, end of period	$19.87		$18.63	$18.96	$16.75	$13.14
Total Return (A), (B)	17.19%		.86%	15.09%	30.03%	(42.70)%
Ratios to Average Net Assets (D), (F)
Expenses before reductions	.65%		.66%	.66%	.68%	.67%
Expenses net of fee waivers, if any	.65%		.66%	.65%	.68%	.67%
Expenses net of all reductions	.64%		.64%	.65%	.68%	.67%
Net investment income (loss)	2.84%		2.38%	1.61%	2.19%	2.27%
Supplemental Data
Net assets, end of period (000 omitted)	$350,493		$347,999	$414,431	$430,383	$405,082
Portfolio turnover rate (E)	48%		96%	29%	29%	34%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(G)                               Amount represents less than $.01 per share.

(H)                              The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

16

Financial Highlights — Service Class 2

Years ended December 31,	2012		2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$18.41		$18.75	$16.57	$13.00	$23.57
Income from Investment Operations
Net investment income (loss) (C)	.53		.42	.25	.29	.41
Net realized and unrealized gain (loss)	2.55		(.31)	2.21	3.58	(10.50)
Total from investment operations	3.08		.11	2.46	3.87	(10.09)
Distributions from net investment income	(.57	)(H)	(.45)	(.28)	(.30)	(.46)
Distributions from net realized gain	(1.30	)(H)	—	—	—	(.02)
Total distributions	(1.87)		(.45)	(.28)	(.30)	(.48)
Redemption fees added to paid in capital (C), (G)	—		—	—	—	—
Net asset value, end of period	$19.62		$18.41	$18.75	$16.57	$13.00
Total Return (A), (B)	17.05%		.66%	14.92%	29.88%	(42.81)%
Ratios to Average Net Assets (D), (F)
Expenses before reductions	.80%		.81%	.81%	.83%	.82%
Expenses net of fee waivers, if any	.80%		.81%	.80%	.83%	.82%
Expenses net of all reductions	.79%		.80%	.80%	.83%	.82%
Net investment income (loss)	2.69%		2.23%	1.46%	2.04%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$1,560,856		$1,457,230	$1,619,356	$1,558,421	$1,321,569
Portfolio turnover rate (E)	48%		96%	29%	29%	34%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(G)                               Amount represents less than $.01 per share.

(H)                              The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights — Service Class 2R

Years ended December 31,	2012		2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$18.34		$18.66	$16.49	$12.93	$23.44
Income from Investment Operations
Net investment income (loss) (C)	.53		.42	.25	.28	.41
Net realized and unrealized gain (loss)	2.54		(.30)	2.20	3.58	(10.45)
Total from investment operations	3.07		.12	2.45	3.86	(10.04)
Distributions from net investment income	(.58	)(H)	(.44)	(.28)	(.30)	(.45)
Distributions from net realized gain	(1.30	)(H)	—	—	—	(.02)
Total distributions	(1.88)		(.44)	(.28)	(.30)	(.47)
Redemption fees added to paid in capital (C), (G)	—		—	—	—	—
Net asset value, end of period	$19.53		$18.34	$18.66	$16.49	$12.93
Total Return (A), (B)	17.05%		.70%	14.90%	29.95%	(42.82)%
Ratios to Average Net Assets (D), (F)
Expenses before reductions	.80%		.81%	.81%	.83%	.82%
Expenses net of fee waivers, if any	.80%		.80%	.80%	.83%	.82%
Expenses net of all reductions	.79%		.79%	.80%	.83%	.81%
Net investment income (loss)	2.69%		2.23%	1.46%	2.04%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$5,640		$3,956	$5,405	$5,259	$5,339
Portfolio turnover rate (E)	48%		96%	29%	29%	34%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(G)                               Amount represents less than $.01 per share.

(H)                              The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

17

Financial Highlights — Investor Class

Years ended December 31,	2012		2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$18.64		$18.97	$16.77	$13.15	$23.85
Income from Investment Operations
Net investment income (loss) (C)	.57		.46	.28	.31	.44
Net realized and unrealized gain (loss)	2.59		(.31)	2.23	3.64	(10.63)
Total from investment operations	3.16		.15	2.51	3.95	(10.19)
Distributions from net investment income	(.61	)(H)	(.48)	(.31)	(.33)	(.49)
Distributions from net realized gain	(1.30	)(H)	—	—	—	(.02)
Total distributions	(1.91)		(.48)	(.31)	(.33)	(.51)
Redemption fees added to paid in capital (C), (G)	—		—	—	—	—
Net asset value, end of period	$19.89		$18.64	$18.97	$16.77	$13.15
Total Return (A), (B)	17.27%		.89%	15.04%	30.09%	(42.71)%
Ratios to Average Net Assets (D), (F)
Expenses before reductions	.64%		.64%	.65%	.68%	.66%
Expenses net of fee waivers, if any	.64%		.64%	.64%	.68%	.66%
Expenses net of all reductions	.63%		.63%	.64%	.68%	.66%
Net investment income (loss)	2.85%		2.39%	1.62%	2.19%	2.28%
Supplemental Data
Net assets, end of period (000 omitted)	$220,311		$178,499	$165,946	$147,358	$122,483
Portfolio turnover rate (E)	48%		96%	29%	29%	34%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(G)                               Amount represents less than $.01 per share.

(H)                              The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

18

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund’s Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund’s Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 — unobservable inputs (including the Fund’s own assumptions based on the best information available)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

19

Notes to Financial Statements – continued

3. Significant Accounting Policies – continued

Investment Valuation – continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund’s Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund’s investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

20

3. Significant Accounting Policies — continued

Income Tax Information and Distributions to Shareholders — continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, equity-debt classifications and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$913,072,586
Gross unrealized depreciation	(352,279,531)
Net unrealized appreciation (depreciation) on securities and other investments	$560,793,055

Tax Cost	$5,085,602,806

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,802,676
Net unrealized appreciation (depreciation)	$560,814,211

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$250,126,867	$135,446,653
Long-term Capital Gains	272,552,344	—
Total	$522,679,211	$135,446,653

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund’s Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,624,731,579 and $3,119,270,452, respectively.

21

Notes to Financial Statements – continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund’s average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund’s average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class’ average net assets and .25% of Service Class 2’s and Service Class 2R’s average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$356,215
Service Class 2	3,944,855
Service Class 2 R	12,752
$4,313,822

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund’s transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$2,447,720
Service Class	251,499
Service Class 2	1,115,763
Service Class 2R	3,565
Investor Class	313,812
$4,132,359

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund’s accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $43,530 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund’s activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$13,168,000.42%		$310

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15,155 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned

22

7. Security Lending — continued

securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund’s Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,719,304. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,334,732, including $22,896 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $491,559 for the period. In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund’s expenses. During the period, these credits reduced the Fund’s custody expenses by $280.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$101,791,140	$87,368,043
Service Class	9,989,279	8,664,568
Service Class 2	42,628,835	34,838,681
Service Class 2R	156,403	92,819
Investor Class	6,270,596	4,482,542
Total	$160,836,253	$135,446,653
From net realized gain
Initial Class	$222,187,565	$—
Service Class	22,886,320	—
Service Class 2	103,060,364	—
Service Class 2R	339,927	—
Investor Class	13,368,782	—
Total	$361,842,958	$—

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	3,870,932	4,371,165	$77,988,279	$84,316,162
Reinvestment of distributions	16,250,583	4,832,303	323,978,705	87,368,043
Shares redeemed	(25,610,108)	(29,859,019)	(515,027,646)	(577,640,149)
Net increase (decrease)	(5,488,593)	(20,655,551)	$(113,060,662)	$(405,955,944)
Service Class
Shares sold	779,349	732,651	$15,549,373	$13,967,159
Reinvestment of distributions	1,655,419	480,564	32,875,599	8,664,568
Shares redeemed	(3,480,467)	(4,390,826)	(69,732,701)	(85,219,322)
Net increase (decrease)	(1,045,699)	(3,177,611)	$(21,307,729)	$(62,587,595)
Service Class 2
Shares sold	9,943,946	6,218,448	$192,585,015	$117,730,568
Reinvestment of distributions	7,428,210	1,955,033	145,689,199	34,838,681
Shares redeemed	(16,965,629)	(15,423,190)	(333,504,543)	(293,235,286)
Net increase (decrease)	406,527	(7,249,709)	$4,769,671	$(140,666,037)

23

Notes to Financial Statements – continued

10. Share Transactions — continued

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Service Class 2R
Shares sold	121,840	65,572	$2,390,089	$1,282,023
Reinvestment of distributions	25,375	5,229	496,330	92,819
Shares redeemed	(74,064)	(144,784)	(1,477,846)	(2,656,411)
Net increase (decrease)	73,151	(73,983)	$1,408,573	$(1,281,569)
Investor Class
Shares sold	1,569,001	1,692,332	$31,601,024	$32,847,466
Reinvestment of distributions	986,760	248,478	19,639,378	4,482,542
Shares redeemed	(1,052,779)	(1,110,397)	(21,080,323)	(21,211,208)
Net increase (decrease)	1,502,982	830,413	$30,160,079	$16,118,800

11. Other.

The Fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 12% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Equity-Income Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2013

25

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund’s performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund’s Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund’s Board oversees Fidelity’s equity and high income funds and another Board oversees Fidelity’s investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund’s Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund’s activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund’s business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund’s exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the fund’s activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to

26

review the Fidelity funds’ valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund’s Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the fund’s Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of FMR’s risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under “Standing Committees of the Fund’s Trustees.”

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+

James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O’Hanley (55)

Year of Election or Appointment: 2011

Mr. O’Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity’s Executive Committee (2010-present). Previously, Mr. O’Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O’Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm’s Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O’Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O’Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor’s U.S. Institute.

*                 Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+                 The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-present).

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Name, Age; Principal Occupations and Other Relevant Experience+

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity’s Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

28

Name, Age; Principal Occupations and Other Relevant Experience+

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+                 The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity’s Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity’s Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity’s Equity and High Income Funds. Prior to Mr. Smith’s retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity’s Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

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Name, Age; Principal Occupation

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR’s Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity’s Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity’s Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR’s Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

30

Name, Age; Principal Occupation

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity’s Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity’s Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity’s Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity’s Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity’s Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity’s Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity’s Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity’s Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

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Distributions (Unaudited)

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/08/2013	02/08/2013	$0.058
Service Class	02/08/2013	02/08/2013	$0.058
Service Class 2	02/08/2013	02/08/2013	$0.058
Investor Class	02/08/2013	02/08/2013	$0.058

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012 $131,076,317, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 51% and 52%; Service Class designates 52% and 52%; Service Class 2 designates 54% and 52%; and Investor Class designates 52% and 52% of the dividends distributed on December 14 and December 27, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

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Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund’s Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board’s annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund’s Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund’s management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board’s decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity’s competitors, and that the fund’s shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund’s investment personnel, and also considered the fund’s investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers’ investment staff, including its size, education, experience, and resources, as well as the Investment Advisers’ approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity’s global investment organization. The Board noted that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity’s investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers’ trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

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Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity’s research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management’s portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a “Stock Selector” sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index (“benchmark”), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Equity-Income Portfolio

The Board reviewed the fund’s relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the third quartile for the one-year period, the first quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund’s performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund’s management fee and total expense ratio compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective

34

categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group.” The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

VIP Equity-Income Portfolio

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund’s management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class’s total expense ratio, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity’s institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

35

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity’s audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity’s non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower group fee rates as total fund assets under FMR’s management increase, and for higher group fee rates as total fund assets under FMR’s management decrease. FMR calculates the group fee rates based on a tiered asset “breakpoint” schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds’ Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds’ overall performance, and Fidelity’s long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity’s compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity’s group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity’s cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be renewed.

36

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI-ANN-0213

1.540027.115

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Annual Report December 31, 2012

Contents

Performance	3	How the fund has done over time.

Management’s Discussion of Fund Performance	4	The Portfolio Manager’s review of fund performance and strategy.

Shareholder Expense Example	5	An example of shareholder expenses.

Investment Changes	6	A summary of major shifts in the fund’s investments over the past six months.

Investments	7	A complete list of the fund’s investments with their market values.

Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.

Notes	18	Notes to the financial statements.

Report of Independent Registered Public Accounting Firm	23

Trustees and Officers	24

Distributions	30

Board Approval of Investment Advisory Contracts and Management Fees	31

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

2

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

	Past 1	Past 5	Past 10
Periods ended December 31, 2012	Year	years	years
VIP Mid Cap Portfolio — Initial Class	14.83%	2.33%	11.59%
VIP Mid Cap Portfolio — Service Class	14.75%	2.23%	11.49%
VIP Mid Cap Portfolio — Service Class 2	14.56%	2.08%	11.32%
VIP Mid Cap Portfolio — Investor Class(A)	14.74%	2.24%	11.51%

(A) The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class’s transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio — Initial Class on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

3

Management’s Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 — related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China’s once-blistering growth — to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors — including high-yield/investment-grade corporate bonds and emerging-markets debt — surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Thomas Allen, Portfolio Manager of VIP Mid Cap Portfolio: For the year, the fund’s share classes fell short of the 17.88% return of the S&P MidCap 400® Index. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, stock selection in health care detracted, along with weak picks and an underweighting in the capital goods segment of industrials and security selection in information technology. The fund’s stake in cash and cash equivalents also hurt in a strongly rising market. The largest relative detractor, biotechnology holding Regeneron Pharmaceuticals, was a strong-performing benchmark component that the fund didn’t own for most of the period, which detracted. Not owning data center provider and benchmark constituent Equinix also hampered results, as did overweighting Allscripts Healthcare Solutions early in the period. I sold Allscripts in July. Conversely, stock selection in the consumer discretionary sector helped but was dampened by the impact of the fund’s industry weightings. Stock picking in financials and a large underweighting in utilities also bolstered performance. Individual contributors included LyondellBasell Industries, a manufacturer of ethylene, and Discover Financial Services, which markets the Discover credit and debit cards. Both contributors were non-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

4

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Expenses Paid
		Beginning	Ending	During Period*
	Annualized	Account Value	Account Value	July 1,2012 to
	Expense Ratio	July 1,2012	December 31, 2012	December 31, 2012
Initial Class	.65%
Actual		$1,000.00	$1,074.20	$3.39
Hypothetical(A)		$1,000.00	$1,021.87	$3.30
Service Class	.75%
Actual		$1,000.00	$1,073.80	$3.91
Hypothetical(A)		$1,000.00	$1,021.37	$3.81
Service Class 2.90%
Actual		$1,000.00	$1,073.00	$4.69
Hypothetical(A)		$1,000.00	$1,020.61	$4.57
Investor Class	.74%
Actual		$1,000.00	$1,073.90	$3.86
Hypothetical(A)		$1,000.00	$1,021.42	$3.76

(A) 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2012

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Fiserv, Inc.	2.1	2.0
Wyndham Worldwide Corp.	1.6	1.5
HSN, Inc.	1.6	0.0
Synopsys, Inc.	1.5	1.3
Fluor Corp.	1.5	0.5
Time Warner, Inc.	1.5	1.3
Archer Daniels Midland Co.	1.5	0.0
Kroger Co.	1.5	0.2
Equifax, Inc.	1.4	0.8
Marathon Petroleum Corp.	1.3	0.9
	15.5

Top Five Market Sectors as of December 31, 2012

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Consumer Discretionary	28.4	16.8
Information Technology	18.7	18.9
Financials	13.9	16.0
Industrials	12.6	11.2
Energy	9.9	5.3

Asset Allocation (% of fund’s net assets)

As of December 31, 2012*	As of June 30, 2012**

6

Investments December 31, 2012

Showing Percentage of Net Assets

	Shares	Value
Common Stocks — 99.8%
CONSUMER DISCRETIONARY — 28.4%
Auto Components — 0.8%
Cooper Tire & Rubber Co.	208,900	$5,297,704
Delphi Automotive PLC (a)	1,026,857	39,277,280
New Focus Auto Tech Holdings Ltd. (a)	5,687,675	728,292
Standard Motor Products, Inc.	130,048	2,889,667
TRW Automotive Holdings Corp. (a)	254,786	13,659,077
		61,852,020
Distributors — 1.0%
Core-Mark Holding Co., Inc.	113,112	5,355,853
LKQ Corp. (a)	3,318,571	70,021,848
		75,377,701
Diversified Consumer Services — 2.1%
American Public Education, Inc. (a)	689,637	24,902,792
Grand Canyon Education, Inc. (a)	1,990,395	46,714,571
H&R Block, Inc.	2,882,574	53,529,399
Matthews International Corp. Class A	147,397	4,731,444
Service Corp. International	1,072,195	14,807,013
Universal Technical Institute, Inc.	209,706	2,105,448
Weight Watchers International, Inc.	210,000	10,995,600
		157,786,267
Hotels, Restaurants & Leisure — 5.2%
AFC Enterprises, Inc. (a)	401,203	10,483,434
Bally Technologies, Inc. (a)	194,800	8,709,508
Fiesta Restaurant Group, Inc. (a)	49,634	760,393
Interval Leisure Group, Inc.	988,955	19,175,837
Jubilant Foodworks Ltd. (a)	1,803,914	42,758,587
Life Time Fitness, Inc. (a)	87,800	4,320,638
Paddy Power PLC (Ireland)	249,900	20,629,809
Panera Bread Co. Class A (a)	227,200	36,086,176
Papa John’s International, Inc. (a)	482,915	26,531,350
Texas Roadhouse, Inc. Class A	1,716,428	28,835,990
The Cheesecake Factory, Inc.	2,047,766	67,002,904
Wyndham Worldwide Corp.	2,270,085	120,791,223
		386,085,849
Household Durables — 2.4%
ARNEST ONE Corp.	745,900	12,218,518
Haseko Corp. (a)	19,227,000	15,288,921
Jarden Corp.	1,122,970	58,057,549
NVR, Inc. (a)	39,204	36,067,680
Ryland Group, Inc.	258,100	9,420,650
Whirlpool Corp.	429,124	43,663,367
		174,716,685
Internet & Catalog Retail — 2.5%
Expedia, Inc.	1,072,648	65,914,220
HSN, Inc.	2,075,671	114,327,959
		180,242,179
Leisure Equipment & Products — 1.5%
Brunswick Corp.	458,047	13,324,587
Polaris Industries, Inc.	1,127,804	94,904,707
		108,229,294

Media — 4.9%
Cheil Worldwide, Inc.	971,670	19,728,698
Cinemark Holdings, Inc.	1,285,104	33,387,002
Comcast Corp. Class A	1,052,528	39,343,497
Discovery Communications, Inc. (a)	1,487,012	94,395,522
KT Skylife Co. Ltd. (a)	1,066,330	33,756,388
McGraw-Hill Companies, Inc.	508,027	27,773,836
Pearson PLC	181,300	3,533,819
Time Warner, Inc.	2,335,707	111,716,866
		363,635,628
Specialty Retail — 7.0%
American Eagle Outfitters, Inc.	1,946,500	39,922,715
Asbury Automotive Group, Inc. (a)	50,897	1,630,231
Ascena Retail Group, Inc. (a)	319,475	5,907,093
Cabela’s, Inc. Class A (a)	482,021	20,124,377
Foot Locker, Inc.	2,215,677	71,167,545
Group 1 Automotive, Inc.	966,807	59,932,366
Guess?, Inc.	177,130	4,346,770
Limited Brands, Inc.	352,141	16,571,755
Lithia Motors, Inc. Class A (sub. vtg.)	975,149	36,490,076
Penske Automotive Group, Inc.	1,121,647	33,750,358
PetSmart, Inc.	126,000	8,610,840
Ross Stores, Inc.	762,713	41,300,909
Sally Beauty Holdings, Inc. (a)	215,936	5,089,612
Signet Jewelers Ltd.	193,366	10,325,744
Sonic Automotive, Inc. Class A (sub. vtg.)	2,052,341	42,873,403
Stage Stores, Inc.	281,734	6,981,369
TJX Companies, Inc.	2,185,533	92,775,876
Tsutsumi Jewelry Co. Ltd.	128,000	3,286,280
Vitamin Shoppe, Inc. (a)	289,691	16,616,676
		517,703,995
Textiles, Apparel & Luxury Goods — 1.0%
adidas AG	235,100	20,982,481
Page Industries Ltd.	63,881	3,987,414
PVH Corp.	454,058	50,404,979
		75,374,874

TOTAL CONSUMER DISCRETIONARY		2,101,004,492

CONSUMER STAPLES — 6.0%
Beverages — 0.5%
Dr. Pepper Snapple Group, Inc.	786,047	34,727,556

Food & Staples Retailing — 1.6%
Breadtalk Group Ltd.	1,200	671
Kroger Co.	4,192,501	109,088,876
Safeway, Inc.	671,412	12,145,843
		121,235,390
Food Products — 3.4%
Archer Daniels Midland Co.	3,988,603	109,247,836
Britannia Industries Ltd. (a)	203,541	1,857,949
ConAgra Foods, Inc.	516,700	15,242,650

See accompanying notes which are an integral part of the financial statements.

7

	Shares	Value
Common Stocks — continued
CONSUMER STAPLES — continued
Food Products — continued
Hain Celestial Group, Inc. (a)	612,510	$33,210,292
Ingredion, Inc.	270,797	17,447,451
Lancaster Colony Corp.	126,222	8,733,300
Orion Corp.	5,987	6,181,060
Post Holdings, Inc. (a)	124,600	4,267,550
Want Want China Holdings Ltd.	39,049,600	54,724,338
		250,912,426
Household Products — 0.1%
Jyothy Laboratories Ltd.	654,802	1,958,841
Spectrum Brands Holdings, Inc.	123,467	5,547,372
		7,506,213
Personal Products — 0.4%
Elizabeth Arden, Inc. (a)	670,107	30,161,516

TOTAL CONSUMER STAPLES		444,543,101

ENERGY — 9.9%
Energy Equipment & Services — 5.0%
Diamond Offshore Drilling, Inc. (d)	552,000	37,513,920
Dresser-Rand Group, Inc. (a)	819,390	46,000,555
Dril-Quip, Inc. (a)	117,148	8,557,661
Ensco PLC Class A	856,434	50,769,408
Helix Energy Solutions Group, Inc. (a)	2,092,731	43,193,968
McDermott International, Inc. (a)	7,532,429	83,007,368
Noble Corp.	1,128,500	39,294,370
Oil States International, Inc. (a)	161,531	11,555,928
Parker Drilling Co. (a)	788,308	3,626,217
TETRA Technologies, Inc. (a)	1,581,846	12,006,211
TGS Nopec Geophysical Co. ASA	601,700	19,871,566
Unit Corp. (a)	420,166	18,928,478
		374,325,650
Oil, Gas & Consumable Fuels — 4.9%
Apache Corp.	183,829	14,430,577
Denbury Resources, Inc. (a)	1,747,272	28,305,806
Emerald Oil, Inc. warrants 2/4/16 (a)	129,809	1
Hess Corp.	340,100	18,011,696
HollyFrontier Corp.	218,725	10,181,649
Marathon Oil Corp.	55,800	1,710,828
Marathon Petroleum Corp.	1,573,293	99,117,459
Murphy Oil Corp.	309,300	18,418,815
Occidental Petroleum Corp.	231,476	17,733,376
Peabody Energy Corp.	223,400	5,944,674
Petroquest Energy, Inc. (a)	23,209	114,885
Phillips 66	559,571	29,713,220
QEP Resources, Inc.	433,085	13,109,483
Rosetta Resources, Inc. (a)	203,700	9,239,832
Swift Energy Co. (a)	732,261	11,269,497
Tesoro Corp.	468,256	20,626,677
Ultra Petroleum Corp. (a)(d)	220,200	3,992,226
Valero Energy Corp.	1,453,094	49,579,567
Whiting Petroleum Corp. (a)	24,457	1,060,700
WPX Energy, Inc.	502,248	7,473,450
		360,034,418

TOTAL ENERGY		734,360,068

FINANCIALS — 13.7%
Capital Markets — 3.1%
Affiliated Managers Group, Inc. (a)	335,166	43,621,855
BlackRock, Inc. Class A	125,799	26,003,911
Marusan Securities Co. Ltd.	1,033,400	5,588,857
Monex Group, Inc.	38,339	9,663,596
SEI Investments Co.	1,214,237	28,340,292
Virtus Investment Partners, Inc. (a)	50,672	6,128,272
Waddell & Reed Financial, Inc. Class A	1,043,992	36,351,801
Walter Investment Management Corp. (a)	1,675,461	72,078,332
		227,776,916
Commercial Banks — 4.8%
BB&T Corp.	995,078	28,966,721
BOK Financial Corp.	38,271	2,084,239
City National Corp.	385,877	19,108,629
Comerica, Inc.	853,669	25,900,317
Cullen/Frost Bankers, Inc.	376,061	20,408,830
First Commonwealth Financial Corp.	2,312,848	15,773,623
Glacier Bancorp, Inc.	523,473	7,700,288
HDFC Bank Ltd.	1,613,244	20,084,694
Huntington Bancshares, Inc.	7,452,622	47,622,255
IndusInd Bank Ltd.	1,143,463	8,813,993
PrivateBancorp, Inc.	1,969,450	30,171,974
Regions Financial Corp.	2,393,197	17,039,563
Shinsei Bank Ltd.	14,358,000	28,738,075
SunTrust Banks, Inc.	1,160,481	32,899,636
Synovus Financial Corp.	3,812,390	9,340,356
Texas Capital Bancshares, Inc. (a)	842,049	37,740,636
		352,393,829
Consumer Finance — 1.6%
ACOM Co. Ltd. (a)	872,270	25,124,378
Credit Acceptance Corp. (a)	95,856	9,746,638
Credit Saison Co. Ltd.	752,500	18,822,035
Discover Financial Services	559,833	21,581,562
Hitachi Capital Corp.	1,002,400	20,676,287
SLM Corp.	1,458,623	24,986,212
		120,937,112
Diversified Financial Services — 0.0%
CRISIL Ltd.	139,347	2,759,916

Insurance — 2.6%
Assured Guaranty Ltd.	638,701	9,088,715
Lincoln National Corp.	2,415,551	62,562,771
Old Republic International Corp.	5,564,757	59,264,662

See accompanying notes which are an integral part of the financial statements.

8

	Shares	Value
Common Stocks — continued
FINANCIALS — continued
Insurance — continued
Protective Life Corp.	1,318,959	$37,695,848
Reinsurance Group of America, Inc.	408,719	21,874,641
		190,486,637
Real Estate Investment Trusts — 0.4%
Coresite Realty Corp.	427,931	11,836,571
Extra Space Storage, Inc.	175,817	6,397,981
Kite Realty Group Trust	1,692,453	9,460,812
		27,695,364
Real Estate Management & Development — 1.2%
Altisource Asset Management Corp. (a)	73,433	6,021,506
Altisource Portfolio Solutions SA (a)	694,102	60,147,409
Altisource Residential Corp. (a)	244,779	3,877,299
Wharf Holdings Ltd.	2,076,000	16,545,146
		86,591,360

TOTAL FINANCIALS		1,008,641,134

HEALTH CARE — 4.6%
Biotechnology — 1.4%
3SBio, Inc. sponsored ADR (a)	289,619	3,950,403
Alexion Pharmaceuticals, Inc. (a)	115,382	10,823,985
Biogen Idec, Inc. (a)	89,700	13,156,299
Celgene Corp. (a)	132,960	10,466,611
Genomic Health, Inc. (a)	135,673	3,698,446
PDL BioPharma, Inc.	269,400	1,899,270
Puma Biotechnology, Inc.	82,150	1,540,313
Regeneron Pharmaceuticals, Inc. (a)	169,424	28,983,364
United Therapeutics Corp. (a)	558,742	29,847,998
		104,366,689
Health Care Equipment & Supplies — 0.6%
ResMed, Inc.	276,557	11,496,474
St. Jude Medical, Inc.	137,482	4,968,599
SurModics, Inc. (a)	307,773	6,881,804
Thoratec Corp. (a)	143,700	5,391,624
Trinity Biotech PLC sponsored ADR	913,954	13,179,217
		41,917,718
Health Care Providers & Services — 1.8%
AMN Healthcare Services, Inc. (a)	2,008,987	23,203,800
Community Health Systems, Inc.	316,731	9,736,311
DaVita, Inc. (a)	82,400	9,107,672
Health Management Associates, Inc. Class A (a)	1,006,747	9,382,882
Humana, Inc.	22,874	1,569,843
Miraca Holdings, Inc.	217,800	8,781,865
Omnicare, Inc.	271,832	9,813,135
PharMerica Corp. (a)	293,279	4,176,293
Ship Healthcare Holdings, Inc.	640,500	17,023,349
Team Health Holdings, Inc. (a)	299,000	8,602,230
Tenet Healthcare Corp. (a)	784,951	25,487,359
Universal Health Services, Inc. Class B	157,505	7,615,367
		134,500,106
Life Sciences Tools & Services — 0.7%
Cambrex Corp. (a)	512,184	5,828,654
Thermo Fisher Scientific, Inc.	727,305	46,387,513
		52,216,167
Pharmaceuticals — 0.1%
Valeant Pharmaceuticals International, Inc. (Canada) (a)	81,700	4,873,910

TOTAL HEALTH CARE		337,874,590

INDUSTRIALS — 12.6%
Aerospace & Defense — 0.3%
Esterline Technologies Corp. (a)	305,117	19,408,492
TransDigm Group, Inc.	39,113	5,333,449
		24,741,941
Airlines — 1.0%
Copa Holdings SA Class A	297,828	29,618,995
Southwest Airlines Co.	4,349,553	44,539,423
		74,158,418
Building Products — 0.5%
Apogee Enterprises, Inc.	440,049	10,547,975
Lennox International, Inc.	561,640	29,497,333
		40,045,308
Commercial Services & Supplies — 1.7%
Copart, Inc. (a)	778,381	22,962,240
Corrections Corp. of America	1,087,980	38,590,651
Edenred SA	124,915	3,863,411
Multiplus SA	777,100	18,328,796
Republic Services, Inc.	863,611	25,329,711
The Brink’s Co.	257,113	7,335,434
Unifirst Corp. Massachusetts	76,532	5,611,326
		122,021,569
Construction & Engineering — 2.9%
Chiyoda Corp.	1,386,000	19,854,684
Fluor Corp.	1,937,296	113,796,767
Foster Wheeler AG (a)	2,559,036	62,235,756
URS Corp.	479,984	18,844,172
		214,731,379
Electrical Equipment — 0.8%
Acuity Brands, Inc.	171,468	11,613,528
AMETEK, Inc.	306,763	11,525,086
Generac Holdings, Inc.	153,524	5,267,408
Roper Industries, Inc.	253,064	28,211,575
		56,617,597
Industrial Conglomerates — 1.1%
Carlisle Companies, Inc.	1,195,578	70,252,163
Max India Ltd.	2,985,942	13,279,758
		83,531,921

See accompanying notes which are an integral part of the financial statements.

9

	Shares	Value
Common Stocks — continued
INDUSTRIALS — continued
Machinery — 1.7%
Actuant Corp. Class A	49,512	$1,381,880
AGCO Corp. (a)	738,597	36,279,885
Ingersoll-Rand PLC	1,427,198	68,448,416
Kitz Corp.	324,700	1,535,608
Snap-On, Inc.	231,776	18,307,986
Terex Corp. (a)	49,600	1,394,256
		127,348,031
Professional Services — 2.1%
Brunel International NV	280,997	13,706,851
Corporate Executive Board Co.	708,991	33,648,713
en-japan, Inc.	31	27,610
Equifax, Inc.	1,977,069	106,998,974
		154,382,148
Road & Rail — 0.5%
Con-way, Inc.	94,768	2,636,446
Hertz Global Holdings, Inc. (a)	546,220	8,886,999
Old Dominion Freight Lines, Inc. (a)	681,807	23,372,344
		34,895,789
Trading Companies & Distributors — 0.0%
Beacon Roofing Supply, Inc. (a)	14,910	496,205

TOTAL INDUSTRIALS		932,970,306

INFORMATION TECHNOLOGY — 18.7%
Communications Equipment — 1.2%
AAC Acoustic Technology Holdings, Inc.	7,786,500	27,609,524
Acme Packet, Inc. (a)	209,681	4,638,144
Brocade Communications Systems, Inc. (a)	8,086,672	43,101,962
Motorola Solutions, Inc.	157,900	8,791,872
Riverbed Technology, Inc. (a)	253,800	5,004,936
		89,146,438
Computers & Peripherals — 1.0%
Cray, Inc. (a)	358,435	5,717,038
Gemalto NV	401,261	36,219,738
NCR Corp. (a)	1,268,671	32,325,737
		74,262,513
Electronic Equipment & Components — 1.2%
Arrow Electronics, Inc. (a)	230,491	8,777,097
Avnet, Inc. (a)	291,500	8,922,815
Benchmark Electronics, Inc. (a)	282,191	4,690,014
FEI Co.	135,205	7,498,469
Ingenico SA	500,394	28,467,045
Ingram Micro, Inc. Class A (a)	100,311	1,697,262
Jabil Circuit, Inc.	132,391	2,553,822
Plexus Corp. (a)	157,736	4,069,589
Tech Data Corp. (a)	295,359	13,447,695
Vishay Intertechnology, Inc. (a)	784,747	8,341,861
		88,465,669
Internet Software & Services — 0.4%
eBay, Inc. (a)	288,892	14,739,270
Mail.ru Group Ltd. GDR (Reg. S)	249,900	8,728,558
Tencent Holdings Ltd.	266,500	8,740,322
		32,208,150
IT Services — 8.7%
Alliance Data Systems Corp. (a)(d)	441,867	63,964,667
Amdocs Ltd.	258,393	8,782,778
Computer Task Group, Inc. (a)	768,589	14,011,377
CoreLogic, Inc. (a)	626,839	16,874,506
Euronet Worldwide, Inc. (a)	756,698	17,858,073
Fidelity National Information Services, Inc.	1,480,747	51,544,803
Fiserv, Inc. (a)	1,975,084	156,090,884
FleetCor Technologies, Inc. (a)	1,582,320	84,891,468
Gartner, Inc. Class A (a)	182,160	8,383,003
Genpact Ltd.	1,696,574	26,296,897
Heartland Payment Systems, Inc.	599,454	17,683,893
Jack Henry & Associates, Inc.	190,207	7,467,527
Maximus, Inc.	377,521	23,866,878
NeuStar, Inc. Class A (a)	924,046	38,745,249
Teletech Holdings, Inc. (a)	828,074	14,739,717
Total System Services, Inc.	1,707,717	36,579,298
Visa, Inc. Class A	345,173	52,321,323
		640,102,341
Semiconductors & Semiconductor Equipment — 2.3%
Cypress Semiconductor Corp.	191,256	2,073,215
Integrated Device Technology, Inc. (a)	3,617,354	26,406,684
Integrated Silicon Solution, Inc. (a)	158,100	1,422,900
International Rectifier Corp. (a)	454,656	8,061,051
KLA-Tencor Corp.	86,410	4,126,942
Lam Research Corp. (a)	496,039	17,921,889
LSI Corp. (a)	1,042,286	7,379,385
Mellanox Technologies Ltd. (a)	178,240	10,583,891
MEMC Electronic Materials, Inc. (a)	1,924,028	6,176,130
NVIDIA Corp.	1,535,131	18,866,760
PDF Solutions, Inc. (a)	841,930	11,601,795
RF Micro Devices, Inc. (a)	661,666	2,964,264
Samsung Electronics Co. Ltd.	6,709	9,702,343
Skyworks Solutions, Inc. (a)	1,166,749	23,685,005
Taiwan Semiconductor Manufacturing Co. Ltd.	5,788,000	19,342,445
		170,314,699
Software — 3.9%
Autodesk, Inc. (a)	446,203	15,773,276
Compuware Corp. (a)	3,365,003	36,577,583
Intuit, Inc.	67,197	3,998,222
Mentor Graphics Corp. (a)	3,950,419	67,236,131
NetDragon WebSoft, Inc.	2,476,000	3,557,098
SS&C Technologies Holdings, Inc. (a)	1,447,174	33,458,663

See accompanying notes which are an integral part of the financial statements.

10

	Shares	Value
Common Stocks — continued
INFORMATION TECHNOLOGY — continued
Software — continued
Symantec Corp. (a)	825,230	$15,522,576
Synopsys, Inc. (a)	3,580,154	113,992,103
		290,115,652

TOTAL INFORMATION TECHNOLOGY		1,384,615,462

MATERIALS — 5.8%
Chemicals — 3.5%
Ashland, Inc.	519,833	41,799,772
Cabot Corp.	48,376	1,924,881
CF Industries Holdings, Inc.	40,805	8,289,944
Cytec Industries, Inc.	263,296	18,122,664
FMC Corp.	261,606	15,309,183
Landec Corp. (a)	1,038,141	9,851,958
LyondellBasell Industries NV Class A	1,381,797	78,886,791
Pidilite Industries Ltd. (a)	2,539,332	10,148,168
PolyOne Corp.	138,000	2,817,960
PPG Industries, Inc.	235,174	31,830,801
Valspar Corp.	282,502	17,628,125
W.R. Grace & Co. (a)	300,643	20,212,229
		256,822,476
Metals & Mining — 1.7%
Barrick Gold Corp.	549,300	19,228,537
Detour Gold Corp. (a)	127,900	3,200,393
Goldcorp, Inc.	994,050	36,546,103
IAMGOLD Corp.	547,039	6,263,973
New Gold, Inc. (a)	2,632,420	29,137,372
Osisko Mining Corp. (a)	1,236,600	9,945,511
Yamana Gold, Inc. (d)	981,754	16,887,314
		121,209,203
Paper & Forest Products — 0.6%
International Paper Co.	1,157,364	46,109,382

TOTAL MATERIALS		424,141,061

UTILITIES — 0.1%
Electric Utilities — 0.1%
ITC Holdings Corp.	30,681	2,359,676

Gas Utilities — 0.0%
Towngas China Co. Ltd.	1,374,000	1,139,123
UGI Corp.	32,800	1,072,888
		2,212,011

TOTAL UTILITIES		4,571,687

TOTAL COMMON STOCKS (Cost $6,647,299,455)		7,372,721,901

Nonconvertible Preferred Stocks — 0.2%
FINANCIALS — 0.2%
Consumer Finance — 0.1%
Ally Financial, Inc. 7.00% (e)	6,877	6,722,268

Diversified Financial Services — 0.1%
GMAC Capital Trust I Series 2, 8.125%	402,766	10,733,714

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $13,367,886)		17,455,982

	Principal
	Amount
Nonconvertible Bonds — 0.0%
CONSUMER STAPLES — 0.0%
Food Products - 0.0%
Britannia Industries Ltd. 8.25% 3/22/13 (f) (Cost $152,960)	41,784	136,323

	Shares
Money Market Funds — 0.9%
Fidelity Cash Central Fund, 0.18% (b)	41,289,797	41,289,797
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	28,139,345	28,139,345

TOTAL MONEY MARKET FUNDS (Cost $69,429,142)		69,429,142

TOTAL INVESTMENT PORTFOLIO — 100.9% (Cost $6,730,249,443)		7,459,743,348

NET OTHER ASSETS (LIABILITIES) — (0.9)%		(68,940,652)

NET ASSETS — 100%		$7,390,802,696

Legend

(a)	Non-income producing
(b)

Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

(c)	Investment made with cash collateral received from securities on loan.
(d)	Security or a portion of the security is on loan at period end.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,722,268 or 0.1% of net assets.

(f)	Principal amount shown represents units.

See accompanying notes which are an integral part of the financial statements.

11

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$637,483
Fidelity Securities Lending Cash Central Fund	1,296,390
Total	$1,933,873

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

	Value,				Value,
	beginning of		Sales	Dividend	end of
Affiliate	period	Purchases	Proceeds	Income	period
Advance Auto Parts, Inc.	$447,063,034	$—	$509,810,392	$162,471	$—
Allscripts Healthcare Solutions, Inc.	208,005,557	—	174,122,640	—	—
Ubisoft Entertainment SA	33,053,753	—	34,455,856	—	—
Zoltek Companies, Inc.	15,676,519	75,936	20,913,802	—	—
Total	$703,798,863	$75,936	$739,302,690	$162,471	$—

Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund’s assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:

Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,101,004,492	$1,924,105,285	$176,899,207	$—
Consumer Staples	444,543,101	379,820,242	64,722,859	—
Energy	734,360,068	714,488,501	19,871,567	—
Financials	1,026,097,116	862,557,871	163,539,245	—
Health Care	337,874,590	312,069,376	25,805,214	—
Industrials	932,970,306	862,373,588	70,596,718	—
Information Technology	1,384,615,462	1,242,248,389	142,367,073	—
Materials	424,141,061	413,992,893	10,148,168	—
Utilities	4,571,687	3,432,564	1,139,123	—
Corporate Bonds	136,323	—	136,323	—
Money Market Funds	69,429,142	69,429,142	—	—
Total Investments in Securities:	$7,459,743,348	$6,784,517,851	$675,225,497	$—

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$263,143,224
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

12

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)

United States of America	81.0%
Japan	2.5%
Canada	1.9%
Netherlands	1.8%
Panama	1.5%
Ireland	1.4%
India	1.3%
Switzerland	1.3%
Cayman Islands	1.3%
Korea (South)	1.0%
Others (Individually Less Than 1%)	5.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

13

Financial Statements

Statement of Assets and Liabilities

		December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $27,466,358) — See accompanying schedule:
Unaffiliated issuers (cost $6,660,820,301)	$7,390,314,206
Fidelity Central Funds (cost $69,429,142)	69,429,142
Total Investments (cost $6,730,249,443)		$7,459,743,348
Receivable for investments sold Regular delivery		13,831,514
Delayed delivery		5,664,941
Receivable for fund shares sold		1,948,698
Dividends receivable		2,636,458
Interest receivable		7,192
Distributions receivable from Fidelity Central Funds		42,820
Prepaid expenses		19,668
Other receivables		1,019,558
Total assets		7,484,914,197

Liabilities
Payable for investments purchased	$53,185,357
Payable for fund shares redeemed	7,418,056
Accrued management fee	3,394,879
Distribution and service plan fees payable	1,145,583
Other affiliated payables	661,223
Other payables and accrued expenses	167,058
Collateral on securities loaned, at value	28,139,345
Total liabilities		94,111,501

Net Assets		$7,390,802,696
Net Assets consist of:
Paid in capital		$6,608,382,926
Distributions in excess of net investment income		(1,049,328)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		53,987,938
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		729,481,160
Net Assets		$7,390,802,696

Initial Class:
Net Asset Value, offering price and redemption price per share ($1,217,358,790 ÷ 39,842,095 shares)		$30.55

Service Class:
Net Asset Value, offering price and redemption price per share ($525,875,235 ÷ 17,306,290 shares)		$30.39

Service Class 2:
Net Asset Value, offering price and redemption price per share ($5,335,564,846 ÷ 177,981,912 shares)		$29.98

Investor Class:
Net Asset Value, offering price and redemption price per share ($312,003,825 ÷ 10,244,232 shares)		$30.46

See accompanying notes which are an integral part of the financial statements.

14

Statement of Operations

	Year ended December 31, 2012
Investment Income
Dividends (including $162,471 earned from other affiliated issuers)		$110,747,553
Interest		25,155
Income from Fidelity Central Funds		1,933,873
Total income		112,706,581

Expenses
Management fee	$40,996,980
Transfer agent fees	5,442,197
Distribution and service plan fees	13,819,798
Accounting and security lending fees	1,198,384
Custodian fees and expenses	411,555
Independent trustees’ compensation	48,582
Audit	80,350
Legal	33,763
Interest	1,198
Miscellaneous	77,025
Total expenses before reductions	62,109,832
Expense reductions	(1,610,606)	60,499,226

Net investment income ( loss)		52,207,355
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	444,558,233
Other affiliated issuers	242,317,832
Foreign currency transactions	244,134
Total net realized gain (loss)		687,120,199
Change in net unrealized appreciation (depreciation) on:
Investment securities	249,345,750
Assets and liabilities in foreign currencies	11,348
Total change in net unrealized appreciation (depreciation)		249,357,098
Net gain (loss)		936,477,297
Net increase (decrease) in net assets resulting from operations		$988,684,652

Statement of Changes in Net Assets

	Year ended	Year ended
	December 31,	December 31,
	2012	2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$52,207,355	$4,890,036
Net realized gain (loss)	687,120,199	920,937,229
Change in net unrealized appreciation (depreciation)	249,357,098	(1,779,603,503)
Net increase (decrease) in net assets resulting from operations	988,684,652	(853,776,238)
Distributions to shareholders from net investment income	(31,106,349)	(5,847,043)
Distributions to shareholders from net realized gain	(589,081,150)	(13,136,802)
Total distributions	(620,187,499)	(18,983,845)
Share transactions — net increase (decrease)	167,066,319	(256,795,573)
Total increase (decrease) in net assets	535,563,472	(1,129,555,656)
Net Assets
Beginning of period	6,855,239,224	7,984,794,880
End of period (including distributions in excess of net investment income of $1,049,328 and distributions in excess of net investment income of $20,203,672, respectively)	$7,390,802,696	$6,855,239,224

See accompanying notes which are an integral part of the financial statements.

15

Financial Highlights — Initial Class

Years ended December 31,	2012		2011	2010	2009		2008
Selected Per-Share Data
Net asset value, beginning of period	$29.08		$32.69	$25.54	$18.43		$36.16
Income from Investment Operations
Net investment income (loss)(C)	.29		.08	.11	.12		.14
Net realized and unrealized gain (loss)	3.99		(3.55)	7.24	7.26		(12.75)
Total from investment operations	4.28		(3.47)	7.35	7.38		(12.61)
Distributions from net investment income	(.20	)(H)	(.08)	(.11)	(.15)		(.13)
Distributions from net realized gain	(2.61	)(H)	(.06)	(.09)	(.12)		(4.99)
Total distributions	(2.81)		(.14)	(.20)	(.27	)(G)	(5.12)
Net asset value, end of period	$30.55		$29.08	$32.69	$25.54		$18.43
Total Return(A), (B)	14.83%		(10.61)%	28.83%	40.09%		(39.44)%
Ratios to Average Net Assets(D), (F)
Expenses before reductions	.65%		.66%	.66%	.68%		.68%
Expenses net of fee waivers, if any	.65%		.66%	.66%	.68%		.68%
Expenses net of all reductions	.63%		.65%	.66%	.68%		.67%
Net investment income (loss)	.90%		.25%	.40%	.54%		.55%
Supplemental Data
Net assets, end of period (000 omitted)	$1,217,359		$1,085,843	$1,372,063	$1,053,796		$809,243
Portfolio turnover rate(E)	187%		84%	25%	57%		145%

(A)	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
(B)	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
(C)	Calculated based on average shares outstanding during the period.
(D)

Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
(F)

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(G)	Total distributions of $.27 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.115 per share.
(H)	The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights — Service Class

Years ended December 31,	2012		2011		2010	2009		2008
Selected Per-Share Data
Net asset value, beginning of period	$28.93		$32.52		$25.40	$18.33		$35.98
Income from Investment Operations
Net investment income (loss)(C)	.25		.05		.08	.09		.12
Net realized and unrealized gain (loss)	3.98		(3.54)		7.21	7.23		(12.68)
Total from investment operations	4.23		(3.49)		7.29	7.32		(12.56)
Distributions from net investment income	(.16	)(I)	(.05)		(.08)	(.13)		(.10)
Distributions from net realized gain	(2.61	)(I)	(.06)		(.09)	(.12)		(4.99)
Total distributions	(2.77)		(.10	)(H)	(.17)	(.25	)(G)	(5.09)
Net asset value, end of period	$30.39		$28.93		$32.52	$25.40		$18.33
Total Return(A), (B)	14.75%		(10.72)%		28.75%	39.96%		(39.51)%
Ratios to Average Net Assets(D), (F)
Expenses before reductions	.75%		.76%		.76%	.78%		.78%
Expenses net of fee waivers, if any	.75%		.76%		.76%	.78%		.78%
Expenses net of all reductions	.73%		.75%		.75%	.78%		.77%
Net investment income (loss)	.80%		.15%		.30%	.44%		.45%
Supplemental Data
Net assets, end of period (000 omitted)	$525,875		$566,560		$749,636	$688,509		$573,499
Portfolio turnover rate(E)	187%		84%		25%	57%		145%

(A)	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
(B)	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
(C)	Calculated based on average shares outstanding during the period.
(D)

Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
(F)

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(G)	Total distributions of $.25 per share is comprised of distributions from net investment income of $.130 and distributions from net realized gain of $.115 per share.
(H)	Total distributions of $.10 per share is comprised of distributions from net investment income of $.048 and distributions from net realized gain of $.055 per share.
(I)	The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

16

Financial Highlights — Service Class 2

Years ended December 31,	2012		2011		2010	2009		2008
Selected Per-Share Data
Net asset value, beginning of period	$28.58		$32.13		$25.10	$18.12		$35.63
Income from Investment Operations
Net investment income (loss)(C)	.20		—	(H)	.04	.06		.08
Net realized and unrealized gain (loss)	3.93		(3.49)		7.12	7.13		(12.53)
Total from investment operations	4.13		(3.49)		7.16	7.19		(12.45)
Distributions from net investment income	(.12	)(K)	(.01)		(.04)	(.10)		(.07)
Distributions from net realized gain	(2.61	)(K)	(.06)		(.09)	(.12)		(4.99)
Total distributions	(2.73)		(.06	)(J)	(.13)	(.21	)(I)	(5.06)
Net asset value, end of period	$29.98		$28.58		$32.13	$25.10		$18.12
Total Return(A), (B)	14.56%		(10.85)%		28.57%	39.75%		(39.61)%
Ratios to Average Net Assets(D), (G)
Expenses before reductions	.90%		.91%		.91%	.93%		.93%
Expenses net of fee waivers, if any	.90%		.91%		.91%	.93%		.93%
Expenses net of all reductions	.88%		.90%		.90%	.93%		.92%
Net investment income (loss)	.65%		—	%(F)	.15%	.29%		.30%
Supplemental Data
Net assets, end of period (000 omitted)	$5,335,565		$4,888,475		$5,507,254	$4,840,547		$3,721,868
Portfolio turnover rate(E)	187%		84%		25%	57%		145%

(A)	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
(B)	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
(C)	Calculated based on average shares outstanding during the period.
(D)

Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
(F)	Amount represents less than .01%.
(G)

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(H)	Amount represents less than $.01 per share.
(I)	Total distributions of $.21 per share is comprised of distributions from net investment income of $.099 and distributions from net realized gain of $.115 per share.
(J)	Total distributions of $.06 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.055 per share.
(K)	The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights — Investor Class

Years ended December 31,	2012		2011		2010	2009		2008
Selected Per-Share Data
Net asset value, beginning of period	$29.00		$32.60		$25.47	$18.38		$36.07
Income from Investment Operations
Net investment income (loss)(C)	.26		.05		.09	.10		.12
Net realized and unrealized gain (loss)	3.98		(3.54)		7.22	7.24		(12.71)
Total from investment operations	4.24		(3.49)		7.31	7.34		(12.59)
Distributions from net investment income	(.17	)(I)	(.06)		(.09)	(.13)		(.11)
Distributions from net realized gain	(2.61	)(I)	(.06)		(.09)	(.12)		(4.99)
Total distributions	(2.78)		(.11	)(H)	(.18)	(.25	)(G)	(5.10)
Net asset value, end of period	$30.46		$29.00		$32.60	$25.47		$18.38
Total Return(A), (B)	14.74%		(10.70)%		28.76%	39.98%		(39.50)%
Ratios to Average Net Assets(D), (F)
Expenses before reductions	.74%		.74%		.75%	.78%		.77%
Expenses net of fee waivers, if any	.74%		.74%		.74%	.78%		.77%
Expenses net of all reductions	.72%		.73%		.74%	.78%		.76%
Net investment income (loss)	.82%		.17%		.32%	.44%		.46%
Supplemental Data
Net assets, end of period (000 omitted)	$312,004		$314,362		$355,842	$233,498		$163,319
Portfolio turnover rate(E)	187%		84%		25%	57%		145%

(A)	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
(B)	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
(C)	Calculated based on average shares outstanding during the period.
(D)

Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
(F)

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(G)	Total distributions of $.25 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.115 per share.
(H)	Total distributions of $.11 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.055 per share.
(I)	The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

17

Notes to Financial Statements

For the period ended December 31, 201 2

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund’s Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund’s Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable

18

3. Significant Accounting Policies — continued

Investment Valuation — continued

quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund’s Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund’s investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications and losses deferred due to wash sales and excise tax regulations.

19

Notes to Financial Statements — continued

3. Significant Accounting Policies — continued

Income Tax Information and Distributions to Shareholders — continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$897,794,171
Gross unrealized depreciation	(198,150,200)
Net unrealized appreciation (depreciation) on securities and other investments	$699,643,971

Tax Cost	$6,760,099,377

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$83,880,875
Net unrealized appreciation (depreciation)	$699,631,226

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$33,141,259	$18,983,845
Long-term Capital Gains	587,046,240	—
Total	$620,187,499	$18,983,845

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,053,259,088 and $13,155,715,239, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund’s average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was. 56% of the Fund’s average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class’ average net assets and .25% of Service Class 2’s average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$553,642
Service Class 2	13,266,156
$13,819,798

20

5. Fees and Other Transactions with Affiliates — continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund’s transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of. 15% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$837,789
Service Class	391,733
Service Class 2	3,724,465
Investor Class	488,210
$5,442,197

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund’s accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $57,535 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund’s activity in this program during the period for which loans were outstanding was as follows:

	Average	Weighted Average	Interest
Borrower or Lender	Loan Balance	Interest Rate	Expense
Borrower	$12,086,667.40%		$1,198

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20,040 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund’s Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,296,390, including $20,123 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,610,171 for the period.

In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund’s expenses. During the period, these credits reduced the Fund’s custody expenses by $435.

21

Notes to Financial Statements — continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$7,288,206	$3,113,696
Service Class	2,607,667	926,547
Service Class 2	19,598,222	1,198,154
Investor Class	1,612,254	608,646
Total	$31,106,349	$5,847,043
From net realized gain
Initial Class	$95,725,336	$2,063,293
Service Class	41,660,274	1,061,669
Service Class 2	427,081,993	9,414,063
Investor Class	24,613,547	597,777
Total	$589,081,150	$13,136,802

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	6,402,495	4,346,832	$204,050,267	$140,275,662
Reinvestment of distributions	3,396,437	181,585	103,013,542	5,176,989
Shares redeemed	(7,293,201)	(9,157,982)	(230,382,124)	(290,511,193)
Net increase (decrease)	2,505,731	(4,629,565)	$76,681,685	$(145,058,542)
Service Class
Shares sold	1,205,487	1,823,503	$38,213,030	$57,647,518
Reinvestment of distributions	1,469,023	70,106	44,267,941	1,988,216
Shares redeemed	(4,949,919)	(5,363,617)	(157,771,038)	(170,062,031)
Net increase (decrease)	(2,275,409)	(3,470,008)	$(75,290,067)	$(110,426,297)
Service Class 2
Shares sold	19,109,169	26,064,003	$591,154,837	$819,239,712
Reinvestment of distributions	15,039,916	378,737	446,680,215	10,612,217
Shares redeemed	(27,207,530)	(26,827,045)	(852,537,707)	(831,178,626)
Net increase (decrease)	6,941,555	(384,305)	$185,297,345	$(1,326,697)
Investor Class
Shares sold	405,991	1,466,088	$12,947,576	$48,132,383
Reinvestment of distributions	868,126	42,450	26,225,801	1,206,423
Shares redeemed	(1,871,160)	(1,584,274)	(58,796,021)	(49,322,843)
Net increase (decrease)	(597,043)	(75,736)	$(19,622,644)	$15,963

11. Other.

The Fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the Fund.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Mid Cap Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2013

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Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund’s performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund’s Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund’s Board oversees Fidelity’s equity and high income funds and another Board oversees Fidelity’s investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund’s Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund’s activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund’s business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund’s exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the fund’s activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to

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review the Fidelity funds’ valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund’s Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the fund’s Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of FMR’s risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under “Standing Committees of the Fund’s Trustees.”

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+

James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O’Hanley (55)

Year of Election or Appointment: 2011

Mr. O’Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity’s Executive Committee (2010-present). Previously, Mr. O’Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O’Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm’s Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O’Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O’Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor’s U.S. Institute.

*                 Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+                 The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-present).

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Name, Age; Principal Occupations and Other Relevant Experience+

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity’s Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

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Name, Age; Principal Occupations and Other Relevant Experience+

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+         The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity’s Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity’s Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity’s Equity and High Income Funds. Prior to Mr. Smith’s retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity’s Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

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Name, Age; Principal Occupation

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR’s Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity’s Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity’s Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR’s Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

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Name, Age; Principal Occupation

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity’s Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity’s Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity’s Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity’s Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity’s Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity’s Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity’s Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity’s Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

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Distributions (Unaudited)

The Board of Trustees of VIP Mid Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Initial Class	02/08/13	02/08/13	$0.345
Service Class	02/08/13	02/08/13	$0.345
Service Class 2	02/08/13	02/08/13	$0.345
Investor Class	02/08/13	02/08/13	$0.345

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012 $669,890,306, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2, and Investor Class designates 100% of each, of the dividends distributed in December 2012, as qualifying for the dividends-received deduction for corporate shareholders.

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Board Approval of Investment Advisory Contracts and Management Fees

VIP Mid Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund’s Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board’s annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund’s Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund’s management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board’s decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity’s competitors, and that the fund’s shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund’s investment personnel, and also considered the fund’s investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers’ investment staff, including its size, education, experience, and resources, as well as the Investment Advisers’ approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity’s global investment organization. The Board noted that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity’s investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers’ trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

31

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity’s research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management’s portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a “Stock Selector” sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index (“benchmark”), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Mid Cap Portfolio

The Board reviewed the fund’s relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the fourth quartile for the one-year period, the third quartile for the three-year period, and the first quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund’s disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund’s performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund’s shareholders.

32

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund’s management fee and total expense ratio compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group.” The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

VIP Mid Cap Portfolio

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund’s management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class’s total expense ratio, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity’s institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

33

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity’s audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity’s non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower group fee rates as total fund assets under FMR’s management increase, and for higher group fee rates as total fund assets under FMR’s management decrease. FMR calculates the group fee rates based on a tiered asset “breakpoint” schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds’ Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds’ overall performance, and Fidelity’s long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity’s compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity’s group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity’s cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

VIPMID-ANN-0213

1.735273.113

Investment Adviser

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPAR-UFID (1212-021913)

Annual Report

December 31, 2012

Classes ADV, I, S, S2 and T

ING Partners, Inc.

■	ING Index Solution Income Portfolio
■	ING Index Solution 2015 Portfolio
■	ING Index Solution 2020 Portfolio
■	ING Index Solution 2025 Portfolio
■	ING Index Solution 2030 Portfolio
■	ING Index Solution 2035 Portfolio
■	ING Index Solution 2040 Portfolio
■	ING Index Solution 2045 Portfolio
■	ING Index Solution 2050 Portfolio
■	ING Index Solution 2055 Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	5
Shareholder Expense Examples	17
Report of Independent Registered Public Accounting Firm	20
Statements of Assets and Liabilities	21
Statements of Operations	27
Statements of Changes in Net Assets	30
Financial Highlights	35
Notes to Financial Statements	40
Portfolios of Investments	51
Tax Information	61
Director and Officer Information	63
Advisory Contract Approval Discussion	67

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Looking Forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled “Global Trends 2030: Alternative Worlds.” The report identifies four “megatrends” that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It’s important to remember that these are projections and subject to change, but they point to the value of keeping one’s portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 4, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

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MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2012

In the early part of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The recovery from there was dramatic and the MSCI World IndexSM ended up 15.71% for the whole year, despite slow, patchy improvement in economic data, and investors’ frustration at the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. (The MSCI World IndexSM returned 15.83% for the one year ended December 31, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding less than one third of the way to 139,000 by December. The unemployment rate was still uncomfortably high at 7.7%.

By December, other economic data, from average hourly earnings growth to consumer confidence to retail sales were mostly inconclusive. Final third quarter gross domestic product (“GDP”) growth was revised up to 3.1%, but it didn’t feel like it and the next few quarters were expected to show growth at about half of this level.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 4.3% year-over-year gain, while new home sales in November were the highest since April 2010.

Also in the relative doldrums was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the shortage of good news, the MSCI World IndexSM ended December 16% above the low point in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain’s shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank (“ECB”) President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Under certain conditions, the ECB would buy without limitation the 1–3 year bonds of a country in difficulties.

In September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Then in December, “Operation Twist” was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

So the year ended with central bankers sounding increasingly determined to underpin the euro and the prices of risky assets. This was enough to drive those prices higher despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece’s next bailout tranche until November 27. In the U.S., the newly-elected Congress looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement on tax increases alone which postponed an even bigger conflict on spending and the debt ceiling until March.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 4.22% in 2012. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB, returned only 1.99% as risk appetite recovered. By contrast the Barclays Capital U.S. Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 9.82%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 15.78%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 16.00% in the fiscal year. By sector, financials led the way with a return of 28.82%, followed by consumer discretionary with a return of 23.92%. No sector incurred a loss, but defensive utilities’ slim 1.29% gain reflected improved risk appetite. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets, the dollar fell 1.76% against the euro, which rebounded after Draghi’s July pronouncements, and 4.38% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 12.79% over the yen in 2012, as Japan’s parliamentary opposition won a landslide in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index soared 21.57%, due mainly to the monetary stimulus referred to above. This was despite the effect on Japan’s export focused economy of the euro zone crisis, the slowdown in China and a return to recession. The MSCI Europe ex UK® Index rose 18.78% due to central bank initiatives, in the face of economic news that was unremittingly bad, also including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 10.19%, boosted by financials but held back by large, lagging energy and materials. The U.K. GDP grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2015 Index, S&P Target Date 2020 Index, S&P Target Date 2025 Index, S&P Target Date 2030 Index, S&P Target Date 2035 Index, S&P Target Date 2040 Index and S&P Target Date 2045 Index	Each seeks to represent the market consensus for asset allocations which target an approximate 2015, 2020, 2025, 2030, 2035, 2040, 2045 and beyond 2045 retirement horizon, respectively.

4

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION PORTFOLIOS

The ING Index Solution Portfolios consist of ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2020, ING Index Solution 2025 Portfolio, ING Index Solution 2030, ING Index Solution 2035 Portfolio, ING Index Solution 2040, ING Index Solution 2045 Portfolio, ING Index Solution 2050 and Index Solution 2055 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Index Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of other ING Funds and other non-affiliated funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC (“DSL” or “Investment Adviser”), under the guidance of an Investment Committee(1)(2). ING Investment Management Co. LLC (“Consultant”) is a consultant to the Investment Adviser. Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep.

Portfolio Specifics: The Investment Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus. Each Portfolio’s approximate target investment allocation is expressed as a percentage of its net assets among the asset classes in which the Portfolios invest. As these are target allocations, the actual allocations of the Portfolios’ assets may deviate from the percentages shown. Assets are allocated among the Underlying Funds and markets based on judgments made by DSL. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund.

During the year, the U.S. financial markets retreated and advanced in response to the headwinds of electoral politics. Gridlock in Washington disappointed those hoping for a compromise to avert the U.S. fiscal cliff before year-end. Concerns over the fiscal cliff also took a toll on consumer confidence, which fell to a four-month low in December. In contrast, the last employment report of 2012 indicated that the unemployment rate dropped to 7.7%, its lowest level in four years. What’s more, the housing recovery accelerated as new-home sales and prices rose to their fastest pace in more than two years.

We began the year with a tactical overweight to high yield bonds, offset by an underweight to core bonds. We increased our position in high yield at the beginning of January, as we believed that high coupon rates, hovering around 9%, would provide an attractive cushion against the perceived risk of lower quality. Throughout the first two months of the year, improved U.S. economic data and strong company fundamentals helped to spur a strong rally in cyclical assets. With spreads tightening significantly since December 2011, we felt it was prudent to reduce our overweight position in high yield at the beginning of March and removed the entire position at the end of the month.

In the middle of May, we moved to overweight large-cap U.S. equities and underweight emerging market equities. During the second quarter, risk assets continued to move lower across the globe as worries of slowing growth weighed on investors’ minds. At this same time, the U.S. economic recovery continued to show signs of resiliency in the face of Europe’s troubles and the deceleration of emerging markets. As economic momentum around the globe continued to decelerate, we felt that U.S.-based assets would continue to benefit from their safe haven status.

During the second quarter, as part of our annual review process, we made adjustments to our strategic asset allocation targets to reflect our revised long term capital market expectations for a range of asset classes. This resulted in modest changes in our sub-asset allocations. The most notable changes included a modest reduction in international developed markets in favor of U.S. equities. We also initiated a new strategic asset allocation to high yield bonds in the ING Index Solution 2015 Portfolio, ING Index Solution 2020 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2035 Portfolio, and ING Index Solution Income Portfolio.

We began the third quarter with an overweight position in large-cap U.S. equities and an underweight to emerging market equities. Our investment thesis was based on our expectations that the U.S. expansion was showing signs of self-sustainability and the emerging economies, particularly China, were showing signs of slowdown. A primary risk to this position included policy moves, and announcements by the Federal Reserve Board (the “Fed”) in September indicated that the domestic monetary policy was virtually unlimited and open-ended. Thus, in mid-September, we removed all of our tactical positions.

In early December, we initiated an underweight to large core U.S. equities and overweight to MSCI EAFE® and emerging markets. This was done as we anticipated fiscal support to be stronger overseas than in the U.S., where fiscal cliff driven austerity measures were just beginning. In late December, we initiated an overweight to high yield and an underweight to core U.S. fixed income, given attractive valuations and improving fundamentals in the former.

During the year, tactical moves relative to our strategic benchmarks had a positive impact across all Portfolios.

The majority of the Index Solution Portfolios outperformed their respective S&P Target Date indices in 2012. Our far dated portfolios were helped by having a higher equity allocation relative to S&P as equities significantly outperformed bonds in 2012. Although our near dated portfolios have less exposure to equities than S&P, good tactical positions, as well as a lower allocation to short duration bonds, which underperformed the majority of fixed income asset classes during the year, allowed us to outperform S&P’s near dated indices.

Current Strategy and Outlook: Our base case for 2013 is for modest U.S. economic growth, driven by recovery in housing, consumption and business investment. We believe pent-up demand from deleveraging will be a big driver of this growth. We believe fiscal uncertainty could continue to dampen activity in early 2013, although a resolution should lead to stronger business investment growth by mid-2013. We expect Europe to swing from a mild recession in 2012 to slow growth in 2013. We believe this will benefit U.S. exports and S&P 500® earnings. We see little risk of serious inflation or deflation over the next year. We believe the Fed will continue with its agency mortgage-backed security purchase program until late 2013 at the earliest. We see little chance of a policy reversal toward tightening before 2015. Risks remain high because of structural, cyclical and policy problems around the world.

(1)	The members of the Asset Allocation Committee are: Halvard Kvaale, Paul Zemsky and Heather Hackett. Effective August 30, 2012, Halvard Kvaale was added as a committee member. Effective August 31, 2012, William Evans was removed as a committee member.

(2)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated April 30, 2012, as supplemented September 6, 2012.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

ING INDEX SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Period Ended December 31, 2012
1 Year
ING Index Solution Income Portfolio, Class S	8.52%
S&P Target Date Retirement Income Index	7.78%
ING Index Solution 2015 Portfolio, Class S	10.19%
S&P Target Date 2015 Index	10.60%
ING Index Solution 2020 Portfolio, Class S	11.36%
S&P Target Date 2020 Index	11.76%
ING Index Solution 2025 Portfolio, Class S	13.12%
S&P Target Date 2025 Index	12.79%
ING Index Solution 2030 Portfolio, Class S	14.22%
S&P Target Date 2030 Index	13.71%
ING Index Solution 2035 Portfolio, Class S	15.15%
S&P Target Date 2035 Index	14.41%
ING Index Solution 2040 Portfolio, Class S	15.23%
S&P Target Date 2040 Index	14.98%
ING Index Solution 2045 Portfolio, Class S	15.88%
S&P Target Date 2045 Index	15.43%
ING Index Solution 2050 Portfolio, Class S	15.33%
S&P Target Date 2045 Index	15.43%
ING Index Solution 2055 Portfolio, Class S	15.89%
S&P Target Date 2045 Index	15.43%

Target Allocations as of December 31, 2012 (as a percentage of net assets)

	ING Index Solution Income	ING Index Solution 2015	ING Index Solution 2020	ING Index Solution 2025	ING Index Solution 2030	ING Index Solution 2035	ING Index Solution 2040	ING Index Solution 2045	ING Index Solution 2050	ING Index Solution 2055
U.S. Large Cap Stocks	20.00%	21.00%	28.00%	31.00%	34.00%	40.00%	43.00%	43.00%	43.00%	43.00%
U.S. Mid Cap Stocks	8.00%	9.00%	11.00%	14.00%	14.00%	15.00%	16.00%	17.00%	17.00%	17.00%
U.S. Small Cap Stocks	0.00%	2.00%	3.00%	4.00%	4.00%	5.00%	5.00%	5.00%	5.00%	5.00%
Non U.S./International Stocks	5.00%	9.00%	11.00%	14.00%	19.00%	19.00%	20.00%	21.00%	21.00%	21.00%
Emerging Markets Equity	2.00%	4.00%	4.00%	5.00%	6.00%	6.00%	7.00%	9.00%	9.00%	9.00%
Core Fixed Income	58.00%	48.00%	36.00%	25.00%	19.00%	11.00%	9.00%	5.00%	5.00%	5.00%
High Yield Bonds	7.00%	7.00%	7.00%	7.00%	4.00%	4.00%	0.00%	0.00%	0.00%	0.00%

As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	8.36%	4.25%		—
Class I	8.75%	4.79%		—
Class S	8.52%	4.51%		—
Class S2	8.38%	—		7.98%
Class T	8.09%	4.03%		—
S&P Target Date Retirement Income Index	7.78%	4.25	%(1)	8.77	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution Income Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.
(2)	Since inception performance for the index is shown from June 1, 2009

7

ING INDEX SOLUTION 2015 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	9.95%	3.46%		—
Class I	10.50%	3.96%		—
Class S	10.19%	3.71%		—
Class S2	10.05%	—		9.52%
Class T	9.74%	3.22%		—
S&P Target Date 2015 Index	10.60%	4.31	%(1)	10.94	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2015 Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.
(2)	Since inception performance for the index is shown from June 1, 2009.

8

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2020 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S, T and S2 October 3, 2011
Class ADV	11.12%	15.47%
Class I	11.69%	16.04%
Class S	11.36%	15.67%
Class S2	11.33%	15.19%
Class T	10.88%	15.65%
S&P Target Date 2020 Index	11.76%	17.47%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2020 Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

9

ING INDEX SOLUTION 2025 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	12.74%	3.13%		—
Class I	13.26%	3.63%		—
Class S	13.12%	3.39%		—
Class S2	12.88%	—		11.40%
Class T	12.54%	2.89%		—
S&P Target Date 2025 Index	12.79%	4.08	%(1)	12.45	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2025 Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.
(2)	Since inception performance for the index is shown from June 1, 2009.

10

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2030 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S, T and S2 October 3, 2011
Class ADV	13.99%	19.98%
Class I	14.55%	20.54%
Class S	14.22%	20.18%
Class S2	14.20%	20.16%
Class T	13.75%	19.69%
S&P Target Date 2030 Index	13.71%	20.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2030 Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

11

ING INDEX SOLUTION 2035 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	14.87%	2.87%		—
Class I	15.49%	3.37%		—
Class S	15.15%	3.13%		—
Class S2	15.04%	—		12.26%
Class T	14.56%	2.61%		—
S&P Target Date 2035 Index	14.41%	3.61	%(1)	13.30	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2035 Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.
(2)	Since inception performance for the index is shown from June 1, 2009.

12

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2040 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S, T and S2 October 3, 2011
Class ADV	15.03%	22.45%
Class I	15.63%	23.06%
Class S	15.23%	22.63%
Class S2	15.13%	22.54%
Class T	14.85%	22.22%
S&P Target Date 2040 Index	14.98%	22.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2040 Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

13

ING INDEX SOLUTION 2045 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	15.64%	2.47%		—
Class I	16.19%	3.00%		—
Class S	15.88%	2.75%		—
Class S2	15.65%	—		12.96%
Class T	15.31%	2.24%		—
S&P Target Date 2045 Index	15.43%	3.25	%(1)	13.65	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2045 Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.
(2)	Since inception performance for the index is shown from June 1, 2009.

14

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2050 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S, T and S2 October 3, 2011
Class ADV	15.24%	11.80%
Class I	15.83%	23.22%
Class S	15.33%	22.80%
Class S2	15.33%	22.80%
Class T	14.96%	22.39%
S&P Target Date 2045 Index	15.43%	23.50%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2050 Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

15

ING INDEX SOLUTION 2055 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S, T and S2 March 8, 2010
Class ADV	15.52%	7.82%
Class I	16.18%	8.40%
Class S	15.89%	8.10%
Class S2	15.69%	7.94%
Class T	15.28%	7.59%
S&P Target Date 2045 Index	15.43%	10.26	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2055 Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2010.

16

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period (except as noted) and held for the entire period from July 1, 2012 to December 31, 2012. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2012**	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2012**
ING Index Solution Income Portfolio
Class ADV	$1,000.00	$1,039.70	0.62%	$3.18	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,041.30	0.12	0.62	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,040.70	0.37	1.90	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,039.80	0.52	2.67	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,038.20	0.82	4.20	1,000.00	1,021.01	0.82	4.17
ING Index Solution 2015 Portfolio
Class ADV	1,000.00	1,048.70	0.62	3.19	1,000.00	1,022.02	0.62	3.15
Class I	1,000.00	1,050.60	0.12	0.62	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,050.30	0.37	1.91	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,048.40	0.52	2.68	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,047.80	0.82	4.22	1,000.00	1,021.01	0.82	4.17

*	Expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

17

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2012**	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2012**
ING Index Solution 2020 Portfolio
Class ADV	$1,000.00	$1,054.30	0.62%	$3.20	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,058.00	0.12	0.62	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,055.70	0.37	1.91	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,055.50	0.52	2.69	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,053.90	0.82	4.23	1,000.00	1,021.01	0.82	4.17
ING Index Solution 2025 Portfolio
Class ADV	1,000.00	1,065.00	0.62	3.22	1,000.00	1,022.02	0.62	3.15
Class I	1,000.00	1,067.60	0.12	0.62	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,066.90	0.37	1.92	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,065.10	0.52	2.70	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,064.10	0.82	4.25	1,000.00	1,021.01	0.82	4.17
ING Index Solution 2030 Portfolio
Class ADV	1,000.00	1,074.40	0.62	3.23	1,000.00	1,022.02	0.62	3.15
Class I	1,000.00	1,077.90	0.12	0.63	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,075.70	0.37	1.93	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,075.50	0.52	2.71	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,073.90	0.82	4.27	1,000.00	1,021.01	0.82	4.17
ING Index Solution 2035 Portfolio
Class ADV	1,000.00	1,075.80	0.62	3.24	1,000.00	1,022.02	0.62	3.15
Class I	1,000.00	1,079.40	0.12	0.63	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,077.90	0.37	1.93	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,076.30	0.52	2.71	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,075.10	0.82	4.28	1,000.00	1,021.01	0.82	4.17
ING Index Solution 2040 Portfolio
Class ADV	1,000.00	1,078.00	0.62	3.24	1,000.00	1,022.02	0.62	3.15
Class I	1,000.00	1,081.00	0.12	0.63	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,078.10	0.37	1.93	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,078.00	0.52	2.72	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,077.20	0.82	4.28	1,000.00	1,021.01	0.82	4.17
ING Index Solution 2045 Portfolio
Class ADV	1,000.00	1,083.30	0.62	3.25	1,000.00	1,022.02	0.62	3.15
Class I	1,000.00	1,086.30	0.12	0.63	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,085.10	0.37	1.94	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,083.40	0.52	2.72	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,081.20	0.82	4.29	1,000.00	1,021.01	0.82	4.17
ING Index Solution 2050 Portfolio
Class ADV	1,000.00	1,081.70	0.62	3.24	1,000.00	1,022.02	0.62	3.15
Class I	1,000.00	1,084.60	0.12	0.63	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,082.70	0.37	1.94	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,083.60	0.52	2.72	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,081.00	0.82	4.29	1,000.00	1,021.01	0.82	4.17

*	Expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

18

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2012**	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2012**
ING Index Solution 2055 Portfolio
Class ADV	$1,000.00	$1,083.40	0.62%	$3.25	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,086.40	0.12	0.63	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,084.30	0.37	1.94	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,084.10	0.52	2.72	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,081.90	0.82	4.29	1,000.00	1,021.01	0.82	4.17

*	Expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2020 Portfolio, Index Solution 2025 Portfolio, Index Solution 2030 Portfolio, ING Index Solution 2035 Portfolio, Index Solution 2040 Portfolio, ING Index Solution 2045 Portfolio, Index Solution 2050 Portfolio, and ING Index Solution 2055 Portfolio, each a series of ING Partners, Inc., as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

20

STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2020 Portfolio	ING Index Solution 2025 Portfolio
ASSETS:
Investments in securities at fair value*	$18,896,734	$25,619,215	$1,700	$36,485,591
Investments in affiliated underlying funds**	168,838,735	242,222,161	15,388	344,975,606
Total Investments at fair value	$187,735,469	$267,841,376	$17,088	$381,461,197
Cash	79,520	87,007	19	152,985
Receivables:
Investment in affiliated underlying funds sold	1,126,878	3,413,859	—	3,230,683
Fund shares sold	319,186	49,808	—	200,689
Dividends	81,584	110,098	8	156,842
Interest	5	7	—	10
Prepaid expenses	1,509	1,910	—	2,701
Reimbursement due from manager	21,754	28,791	101	41,586
Total assets	189,365,905	271,532,856	17,216	385,246,693
LIABILITIES:
Payable for fund shares redeemed	1,446,064	3,463,666	—	3,431,372
Payable for investment management fees	15,959	22,152	2	31,405
Payable for administrative fees	15,959	22,152	1	31,405
Payable for distribution and shareholder service fees	44,740	74,873	5	114,109
Payable for trustee fees	917	1,127	2	1,546
Other accrued expenses and liabilities	18,050	20,080	12	26,367
Total liabilities	1,541,689	3,604,050	22	3,636,204
NET ASSETS	$187,824,216	$267,928,806	$17,194	$381,610,489
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$171,694,695	$248,206,343	$15,040	$347,006,466
Undistributed net investment income	5,259,856	5,886,824	394	6,741,769
Accumulated net realized gain	5,731,455	6,229,390	796	11,653,744
Net unrealized appreciation	5,138,210	7,606,249	964	16,208,510
NET ASSETS	$187,824,216	$267,928,806	$17,194	$381,610,489
_________________________
* Cost of investments in securities	$18,490,367	$25,090,337	$1,667	$35,754,319
** Cost of investments in affiliated underlying funds	$164,106,892	$235,144,789	$14,457	$329,498,368

See Accompanying Notes to Financial Statements

21

STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED DECEMBER 31, 2012 (CONTINUED)

	ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2020 Portfolio	ING Index Solution 2025 Portfolio
Class ADV
Net assets	$31,359,229	$111,594,459	$3,436	$181,218,189
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,948,308	10,753,372	301	17,455,234
Net asset value and redemption price per share	$10.64	$10.38	$11.41	$10.38

Class I
Net assets	$10,690,035	$28,197,784	$3,452	$29,470,818
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	987,807	2,674,647	301	2,794,831
Net asset value and redemption price per share	$10.82	$10.54	$11.47	$10.54

Class S
Net assets	$141,443,356	$112,364,377	$3,441	$138,175,571
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	13,170,683	10,734,643	301	13,200,058
Net asset value and redemption price per share	$10.74	$10.47	$11.43	$10.47

Class S2
Net assets	$4,328,389	$15,769,058	$3,440	$32,742,793
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	409,079	1,525,993	301	3,166,185
Net asset value and redemption price per share	$10.58	$10.33	$11.43	$10.34

Class T
Net assets	$3,207	$3,128	$3,425	$3,118
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	300	300	301	300
Net asset value and redemption price per share	$10.69	$10.43	$11.38	$10.39

See Accompanying Notes to Financial Statements

22

STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Index Solution 2030 Portfolio	ING Index Solution 2035 Portfolio	ING Index Solution 2040 Portfolio	ING Index Solution 2045 Portfolio
ASSETS:
Investments in securities at fair value*	$1,270	$19,765,489	$529	$5,039,051
Investments in affiliated underlying funds**	16,497	271,128,597	17,604	163,834,465
Total Investments at fair value	$17,767	$290,894,086	$18,133	$168,873,516
Cash	19	51,251	26	23,605
Receivables:
Investment in affiliated underlying funds sold	—	621,249	—	—
Fund shares sold	—	113,889	—	362,138
Dividends	5	76,384	1	9,984
Interest	—	7	—	4
Prepaid expenses	—	2,054	—	1,211
Reimbursement due from manager	91	61,546	36	30,036
Total assets	17,882	291,820,466	18,196	169,300,494
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	—	—	247,208
Payable for fund shares redeemed	—	735,138	—	114,930
Payable for investment management fees	2	23,985	2	13,868
Payable for administrative fees	1	23,985	1	13,868
Payable for distribution and shareholder service fees	5	90,627	5	50,945
Payable for trustee fees	2	1,173	2	685
Other accrued expenses and liabilities	12	22,920	12	11,796
Total liabilities	22	897,828	22	453,300
NET ASSETS	$17,860	$290,922,638	$18,174	$168,847,194
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$15,039	$262,617,108	$15,041	$151,940,071
Undistributed net investment income	402	4,261,700	274	2,033,890
Accumulated net realized gain	815	9,038,435	939	4,993,973
Net unrealized appreciation	1,604	15,005,395	1,920	9,879,260
NET ASSETS	$17,860	$290,922,638	$18,174	$168,847,194
_________________________
* Cost of investments in securities	$1,244	$19,393,253	$522	$4,964,765
** Cost of investments in affiliated underlying funds	$14,919	$256,495,438	$15,691	$154,029,491

See Accompanying Notes to Financial Statements

23

STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED DECEMBER 31, 2012 (CONTINUED)

	ING Index Solution 2030 Portfolio	ING Index Solution 2035 Portfolio	ING Index Solution 2040 Portfolio	ING Index Solution 2045 Portfolio
Class ADV
Net assets	$3,569	$150,358,454	$3,631	$86,050,860
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	14,663,937	301	8,387,218
Net asset value and redemption price per share	$11.85	$10.25	$12.06	$10.26

Class I
Net assets	$3,585	$18,529,901	$3,651	$14,727,647
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	1,778,097	301	1,408,265
Net asset value and redemption price per share	$11.91	$10.42	$12.13	$10.46

Class S
Net assets	$3,574	$93,318,824	$3,637	$54,382,639
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	9,022,012	301	5,246,287
Net asset value and redemption price per share	$11.87	$10.34	$12.08	$10.37

Class S2
Net assets	$3,573	$28,712,383	$3,635	$13,682,966
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	2,805,789	301	1,334,602
Net asset value and redemption price per share	$11.87	$10.23	$12.07	$10.25

Class T
Net assets	$3,559	$3,076	$3,620	$3,082
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	300	301	300
Net asset value and redemption price per share	$11.82	$10.25	$12.03	$10.27

See Accompanying Notes to Financial Statements

24

STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Index Solution 2050 Portfolio	ING Index Solution 2055 Portfolio
ASSETS:
Investments in securities at fair value*	$529	$811,176
Investments in affiliated underlying funds**	17,455	26,811,112
Total Investments at fair value	$17,984	$27,622,288
Cash	16	6,165
Receivables:
Fund shares sold	—	42,952
Dividends	1	1,609
Prepaid expenses	—	188
Reimbursement due from manager	32	5,097
Total assets	18,033	27,678,299
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	31,108
Payable for fund shares redeemed	—	11,843
Payable for investment management fees	2	2,239
Payable for administrative fees	1	2,238
Payable for distribution and shareholder service fees	5	8,359
Payable for trustee fees	2	95
Other accrued expenses and liabilities	12	525
Total liabilities	22	56,407
NET ASSETS	$18,011	$27,621,892
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$15,041	$25,422,094
Undistributed net investment income	256	292,315
Accumulated net realized gain	783	449,946
Net unrealized appreciation	1,931	1,457,537
NET ASSETS	$18,011	$27,621,892
_________________________
* Cost of investments in securities	$522	$799,243
** Cost of investments in affiliated underlying funds	$15,531	$25,365,508

See Accompanying Notes to Financial Statements

25

STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED DECEMBER 31, 2012 (CONTINUED)

	ING Index Solution 2050 Portfolio	ING Index Solution 2055 Portfolio
Class ADV
Net assets	$3,598	$13,319,257
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	1,104,098
Net asset value and redemption price per share	$11.95	$12.06

Class I
Net assets	$3,618	$1,749,622
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	143,331
Net asset value and redemption price per share	$12.02	$12.21

Class S
Net assets	$3,604	$8,886,421
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	732,375
Net asset value and redemption price per share	$11.97	$12.13

Class S2
Net assets	$3,603	$3,662,974
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	303,527
Net asset value and redemption price per share	$11.97	$12.07

Class T
Net assets	$3,588	$3,618
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	301
Net asset value and redemption price per share	$11.92	$12.02

See Accompanying Notes to Financial Statements

26

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2020 Portfolio	ING Index Solution 2025 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$3,558,813	$4,318,795	$297	$5,625,102
Interest	24	31	—	43
Dividends	780,365	970,191	70	1,341,819
Total investment income	4,339,202	5,289,017	367	6,966,964

EXPENSES:
Investment management fees	183,472	225,478	18	309,326
Distribution and shareholder service fees:
Class ADV	139,674	462,239	15	742,054
Class S	361,677	263,107	7	290,763
Class S2	15,932	54,625	15	124,145
Class T	22	22	25	22
Transfer agent fees	278	375	106	478
Administrative service fees	135,326	170,226	13	236,438
Shareholder reporting expense	6,486	7,723	3,184	10,200
Professional fees	36,304	42,226	6,218	53,560
Custody and accounting expense	9,310	11,032	2	14,900
Trustee fees	5,504	6,764	2	9,280
Miscellaneous expense	2,351	2,491	327	5,287
Interest expense	183	210	—	282
Total expenses	896,519	1,246,518	9,932	1,796,735
Net waived and reimbursed fees	(161,729)	(205,954)	(9,858)	(291,602)
Net expenses	734,790	1,040,564	74	1,505,133
Net investment income	3,604,412	4,248,453	293	5,461,831

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,537,133	3,360,516	741	6,698,025
Capital gain distributions from affiliated underlying funds	4,129,487	4,817,477	364	6,653,857
Net realized gain	7,666,620	8,177,993	1,105	13,351,882
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	3,656,997	8,962,568	419	17,628,339
Net change in unrealized appreciation (depreciation)	3,656,997	8,962,568	419	17,628,339
Net realized and unrealized gain	11,323,617	17,140,561	1,524	30,980,221
Increase in net assets resulting from operations	$14,928,029	$21,389,014	$1,817	$36,442,052

See Accompanying Notes to Financial Statements

27

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Index Solution 2030 Portfolio	ING Index Solution 2035 Portfolio	ING Index Solution 2040 Portfolio	ING Index Solution 2045 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$306	$4,257,971	$308	$2,454,813
Interest	62	25	—	5
Dividends	48	647,323	8	47,105
Total investment income	416	4,905,319	316	2,501,923

EXPENSES:
Investment management fees	18	234,643	18	137,094
Distribution and shareholder service fees:
Class ADV	15	605,901	17	342,906
Class S	7	195,039	8	115,910
Class S2	15	106,486	17	51,123
Class T	26	22	27	22
Transfer agent fees	106	400	106	255
Administrative service fees	13	179,563	13	104,908
Shareholder reporting expense	794	8,606	3,022	4,207
Professional fees	6,218	44,854	6,218	28,724
Custody and accounting expense	2	12,315	2	7,101
Trustee fees	2	7,039	2	4,113
Miscellaneous expense	327	2,599	327	1,471
Interest expense	—	106	—	41
Total expenses	7,543	1,397,573	9,777	797,875
Net waived and reimbursed fees	(7,468)	(231,402)	(9,698)	(132,733)
Net expenses	75	1,166,171	79	665,142
Net investment income	341	3,739,148	237	1,836,781

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	723	4,898,076	793	2,557,760
Capital gain distributions from affiliated underlying funds	358	5,068,120	384	2,983,440
Net realized gain	1,081	9,966,196	1,177	5,541,200
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	905	18,118,165	1,130	11,985,020
Net change in unrealized appreciation (depreciation)	905	18,118,165	1,130	11,985,020
Net realized and unrealized gain	1,986	28,084,361	2,307	17,526,220
Increase in net assets resulting from operations	$2,327	$31,823,509	$2,544	$19,363,001

See Accompanying Notes to Financial Statements

28

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Index Solution 2050 Portfolio	ING Index Solution 2055 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$302	$354,726
Dividends	6	6,157
Total investment income	308	360,883

EXPENSES:
Investment management fees	18	19,005
Distribution and shareholder service fees:
Class ADV	17	45,816
Class S	8	15,206
Class S2	17	12,813
Class T	27	25
Transfer agent fees	109	221
Administrative service fees	14	15,392
Shareholder reporting expense	844	674
Professional fees	6,218	9,346
Custody and accounting expense	2	770
Trustee fees	2	570
Miscellaneous expense	327	155
Total expenses	7,603	119,993
Net waived and reimbursed fees	(7,524)	(26,138)
Net expenses	79	93,855
Net investment income	229	267,028

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	837	130,111
Capital gain distributions from affiliated underlying funds	373	397,474
Net realized gain	1,210	527,585
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	1,129	1,787,232
Net change in unrealized appreciation (depreciation)	1,129	1,787,232
Net realized and unrealized gain	2,339	2,314,817
Increase in net assets resulting from operations	$2,568	$2,581,845

See Accompanying Notes to Financial Statements

29

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution Income Portfolio		ING Index Solution 2015 Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$3,604,412	$2,879,506	$4,248,453	$2,668,151
Net realized gain	7,666,620	7,675,030	8,177,993	8,221,077
Net change in unrealized appreciation (depreciation)	3,656,997	(5,907,403)	8,962,568	(9,603,079)
Increase in net assets resulting from operations	14,928,029	4,647,133	21,389,014	1,286,149

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(662,737)	(480,376)	(1,651,150)	(1,185,602)
Class I	(207,209)	(53,442)	(326,331)	(98,742)
Class S	(3,569,484)	(3,551,747)	(1,856,825)	(1,964,382)
Class S2	(96,139)	(34,295)	(227,817)	(154,042)
Class T	(68)	(64)	(43)	(45)
Net realized gains:
Class ADV	(954,575)	(624,974)	(2,868,999)	(2,514,217)
Class I	(255,859)	(60,001)	(471,906)	(173,051)
Class S	(4,873,967)	(4,425,938)	(3,057,376)	(3,818,232)
Class S2	(124,484)	(38,884)	(364,882)	(274,735)
Class T	(113)	(97)	(93)	(118)
Total distributions	(10,744,635)	(9,269,818)	(10,825,422)	(10,183,166)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	27,445,842	29,381,597	94,759,547	76,416,530
Reinvestment of distributions	10,744,454	9,269,658	10,825,287	10,183,002
	38,190,296	38,651,255	105,584,834	86,599,532
Cost of shares redeemed	(31,315,298)	(32,873,389)	(40,357,565)	(54,935,336)
Net increase in net assets resulting from capital share transactions	6,874,998	5,777,866	65,227,269	31,664,196
Net increase in net assets	11,058,392	1,155,181	75,790,861	22,767,179

NET ASSETS:
Beginning of year or period	176,765,824	175,610,643	192,137,945	169,370,766
End of year or period	$187,824,216	$176,765,824	$267,928,806	$192,137,945
Undistributed net investment income at end of year or period	$5,259,856	$4,534,846	$5,886,824	$4,061,542

See Accompanying Notes to Financial Statements

30

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution 2020 Portfolio		ING Index Solution 2025 Portfolio
	Year Ended December 31, 2012	October 3, 2011(1) to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$293	$20	$5,461,831	$2,880,722
Net realized gain	1,105	581	13,351,882	9,347,212
Net change in unrealized appreciation (depreciation)	419	545	17,628,339	(16,265,840)
Increase (decrease) in net assets resulting from operations	1,817	1,146	36,442,052	(4,037,906)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(6)	—	(1,729,019)	(1,465,834)
Class I	(9)	—	(295,775)	(120,118)
Class S	(7)	—	(1,474,506)	(1,575,381)
Class S2	(6)	—	(388,185)	(241,916)
Class T	(4)	—	(23)	(33)
Net realized gains:
Class ADV	(158)	—	(3,916,939)	(4,744,698)
Class I	(158)	—	(514,206)	(309,902)
Class S	(158)	—	(2,991,981)	(4,522,069)
Class S2	(158)	—	(754,693)	(640,160)
Class T	(158)	—	(79)	(142)
Total distributions	(822)	—	(12,065,406)	(13,620,253)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	15,050	143,445,295	92,610,407
Reinvestment of distributions	3	—	12,065,303	13,620,078
	3	15,050	155,510,598	106,230,485
Cost of shares redeemed	—	—	(40,154,165)	(48,164,573)
Net increase in net assets resulting from capital share transactions	3	15,050	115,356,433	58,065,912
Net increase in net assets	998	16,196	139,733,079	40,407,753

NET ASSETS:
Beginning of year or period	16,196	—	241,877,410	201,469,657
End of year or period	$17,194	$16,196	$381,610,489	$241,877,410
Undistributed net investment income at end of year or period	$394	$33	$6,741,769	$3,884,326
_________________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

31

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution 2030 Portfolio		ING Index Solution 2035 Portfolio
	Year Ended December 31, 2012	October 3, 2011(1) to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$341	$3	$3,739,148	$1,897,696
Net realized gain	1,081	806	9,966,196	8,328,871
Net change in unrealized appreciation (depreciation)	905	699	18,118,165	(16,185,990)
Increase (decrease) in net assets resulting from operations	2,327	1,508	31,823,509	(5,959,423)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(3)	—	(1,125,085)	(1,040,556)
Class I	(6)	—	(181,830)	(81,733)
Class S	(4)	—	(840,026)	(844,847)
Class S2	(4)	—	(280,305)	(140,650)
Class T	(1)	—	(16)	(25)
Net realized gains:
Class ADV	(202)	—	(3,933,503)	(3,907,060)
Class I	(202)	—	(457,931)	(239,422)
Class S	(202)	—	(2,512,243)	(2,781,469)
Class S2	(202)	—	(781,442)	(423,826)
Class T	(202)	—	(96)	(136)
Total distributions	(1,028)	—	(10,112,477)	(9,459,724)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	15,050	114,056,470	73,755,852
Reinvestment of distributions	3	—	10,112,365	9,459,564
	3	15,050	124,168,835	83,215,416
Cost of shares redeemed	—	—	(34,014,634)	(33,556,723)
Net increase in net assets resulting from capital share transactions	3	15,050	90,154,201	49,658,693
Net increase in net assets	1,302	16,558	111,865,233	34,239,546

NET ASSETS:
Beginning of year or period	16,558	—	179,057,405	144,817,859
End of year or period	$17,860	$16,558	$290,922,638	$179,057,405
Undistributed net investment income at end of year or period	$402	$17	$4,261,700	$2,425,785
_________________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

32

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution 2040 Portfolio		ING Index Solution 2045 Portfolio
	Year Ended December 31, 2012	October 3, 2011(1) to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$237	$(9)	$1,836,781	$1,079,548
Net realized gain	1,177	994	5,541,200	3,816,694
Net change in unrealized appreciation (depreciation)	1,130	790	11,985,020	(9,623,884)
Increase (decrease) in net assets resulting from operations	2,544	1,775	19,363,001	(4,727,642)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(574,755)	(431,721)
Class I	(2)	—	(138,703)	(78,362)
Class S	(1)	—	(454,638)	(364,941)
Class S2	(1)	—	(115,478)	(45,573)
Class T	—	—	(13)	(14)
Net realized gains:
Class ADV	(239)	—	(1,811,927)	(1,826,091)
Class I	(239)	—	(308,590)	(250,254)
Class S	(239)	—	(1,208,751)	(1,326,169)
Class S2	(239)	—	(289,035)	(152,036)
Class T	(239)	—	(77)	(110)
Total distributions	(1,199)	—	(4,901,967)	(4,475,271)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	15,050	60,551,568	49,044,457
Reinvestment of distributions	4	—	4,901,877	4,475,148
	4	15,050	65,453,445	53,519,605
Cost of shares redeemed	—	—	(16,104,649)	(16,873,766)
Net increase in net assets resulting from capital share transactions	4	15,050	49,348,796	36,645,839
Net increase in net assets	1,349	16,825	63,809,830	27,442,926
NET ASSETS:
Beginning of year or period	16,825	—	105,037,364	77,594,438
End of year or period	$18,174	$16,825	$168,847,194	$105,037,364
Undistributed net investment income at end of year or period	$274	$4	$2,033,890	$1,283,247
_________________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

33

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution 2050 Portfolio		ING Index Solution 2055 Portfolio
	Year Ended December 31, 2012	October 3, 2011(1) to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$229	$(10)	$267,028	$60,407
Net realized gain	1,210	992	527,585	207,784
Net change in unrealized appreciation (depreciation)	1,129	802	1,787,232	(670,848)
Increase (decrease) in net assets resulting from operations	2,568	1,784	2,581,845	(402,657)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(25,618)	(83)
Class I	(2)	—	(6,000)	(260)
Class S	(1)	—	(28,363)	(1,154)
Class S2	—	—	(12,664)	(213)
Net realized gains:
Class ADV	(278)	—	(96,797)	(49,164)
Class I	(279)	—	(12,819)	(3,012)
Class S	(279)	—	(72,254)	(24,788)
Class S2	(278)	—	(29,586)	(3,098)
Class T	(278)	—	(34)	(35)
Total distributions	(1,395)	—	(284,135)	(81,807)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	15,050	16,975,789	8,956,278
Reinvestment of distributions	4	—	284,102	81,772
	4	15,050	17,259,891	9,038,050
Cost of shares redeemed	—	—	(2,350,906)	(1,868,573)
Net increase in net assets resulting from capital share transactions	4	15,050	14,908,985	7,169,477
Net increase in net assets	1,177	16,834	17,206,695	6,685,013

NET ASSETS:
Beginning of year or period	16,834	—	10,415,197	3,730,184
End of year or period	$18,011	$16,834	$27,621,892	$10,415,197
Undistributed net investment income at end of year or period	$256	$3	$292,315	$72,582
_________________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

34

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution Income Portfolio
Class ADV
12-31-12	10.42	0.19	•	0.67	0.86	0.26	0.38		—	0.64	—	10.64	8.36	0.71	0.62	0.62	1.79	31,359	45
12-31-11	10.76	0.14		0.09	0.23	0.25	0.32		—	0.57	—	10.42	2.35	0.62	0.62	0.62	1.46	25,479	78
12-31-10	10.22	0.23	•	0.52	0.75	0.11	0.10		—	0.21	—	10.76	7.37	0.62	0.62	0.62	2.24	19,550	45
12-31-09	9.24	0.12	•	0.89	1.01	0.03	—		—	0.03	—	10.22	11.02	0.62	0.62	0.62	1.26	9,310	51
03-10-08(5)–12-31-08	10.00	0.26	•	(1.02)	(0.76)	—	—		—	—	—	9.24	(7.60)	0.62	0.62	0.62	3.48	2,543	50
Class I
12-31-12	10.59	0.27	•	0.64	0.91	0.30	0.38		—	0.68	—	10.82	8.75	0.21	0.12	0.12	2.53	10,690	45
12-31-11	10.90	0.21	•	0.09	0.30	0.29	0.32		—	0.61	—	10.59	2.99	0.12	0.12	0.12	2.01	6,699	78
12-31-10	10.31	0.28	•	0.53	0.81	0.12	0.10		—	0.22	—	10.90	7.96	0.12	0.12	0.12	2.67	1,702	45
12-31-09	9.29	0.16	•	0.90	1.06	0.04	—		—	0.04	—	10.31	11.46	0.12	0.12	0.12	1.66	1,198	51
03-10-08(5)–12-31-08	10.00	0.17		(0.88)	(0.71)	—	—		—	—	—	9.29	(7.10)	0.12	0.12	0.12	2.16	3	50
Class S
12-31-12	10.51	0.21	•	0.68	0.89	0.28	0.38		—	0.66	—	10.74	8.52	0.46	0.37	0.37	1.97	141,443	45
12-31-11	10.82	0.19		0.08	0.27	0.26	0.32		—	0.58	—	10.51	2.73	0.37	0.37	0.37	1.64	142,821	78
12-31-10	10.26	0.25	•	0.52	0.77	0.11	0.10		—	0.21	—	10.82	7.61	0.37	0.37	0.37	2.39	153,900	45
12-31-09	9.26	0.20	•	0.84	1.04	0.04	—		—	0.04	—	10.26	11.27	0.37	0.37	0.37	2.01	154,022	51
03-10-08(5)–12-31-08	10.00	0.39	•	(1.13)	(0.74)	—	—		—	—	—	9.26	(7.40)	0.37	0.37	0.37	5.38	1,606	50
Class S2
12-31-12	10.39	0.22	•	0.64	0.86	0.29	0.38		—	0.67	—	10.58	8.38	0.71	0.52	0.52	2.06	4,328	45
12-31-11	10.75	0.15	•	0.09	0.24	0.28	0.32		—	0.60	—	10.39	2.52	0.62	0.52	0.52	1.46	1,763	78
12-31-10	10.21	0.37	•	0.39	0.76	0.12	0.10		—	0.22	—	10.75	7.54	0.62	0.52	0.52	3.53	455	45
05-28-09(5)–12-31-09	9.30	0.11	•	0.84	0.95	0.04	—		—	0.04	—	10.21	10.26	0.62	0.52	0.52	1.87	3	51
Class T
12-31-12	10.46	0.16		0.68	0.84	0.23	0.38		—	0.61	—	10.69	8.09	0.96	0.82	0.82	1.53	3	45
12-31-11	10.78	0.13		0.08	0.21	0.21	0.32		—	0.53	—	10.46	2.20	0.87	0.82	0.82	1.19	3	78
12-31-10	10.21	0.20		0.53	0.73	0.06	0.10		—	0.16	—	10.78	7.16	0.87	0.82	0.82	1.95	3	45
12-31-09	9.23	0.08		0.90	0.98	—	0.00	*	—	—	—	10.21	10.66	0.87	0.82	0.82	0.79	3	51
03-10-08(5)–12-31-08	10.00	0.11		(0.88)	(0.77)	—	—		—	—	—	9.23	(7.70)	0.87	0.82	0.82	1.47	3	50
ING Index Solution 2015 Portfolio
Class ADV
12-31-12	9.90	0.18	•	0.79	0.97	0.18	0.31		—	0.49	—	10.38	9.95	0.71	0.62	0.62	1.75	111,594	46
12-31-11	10.45	0.14	•	(0.11)	0.03	0.19	0.39		—	0.58	—	9.90	0.53	0.62	0.62	0.62	1.32	71,792	90
12-31-10	9.76	0.22	•	0.61	0.83	0.04	0.10		—	0.14	—	10.45	8.68	0.62	0.62	0.62	2.25	62,077	49
12-31-09	8.43	0.05	•	1.32	1.37	0.04	0.00	*	—	0.04	—	9.76	16.28	0.62	0.62	0.62	0.60	35,768	28
03-10-08(5)–12-31-08	10.00	0.30	•	(1.87)	(1.57)	—	—		—	—	—	8.43	(15.70)	0.62	0.62	0.62	4.34	8,877	39
Class I
12-31-12	10.03	0.26	•	0.78	1.04	0.22	0.31		—	0.53	—	10.54	10.50	0.21	0.12	0.12	2.50	28,198	46
12-31-11	10.57	0.20	•	(0.13)	0.07	0.22	0.39		—	0.61	—	10.03	1.01	0.12	0.12	0.12	1.91	15,152	90
12-31-10	9.85	0.27	•	0.61	0.88	0.06	0.10		—	0.16	—	10.57	9.11	0.12	0.12	0.12	2.72	4,813	49
12-31-09	8.46	0.10	•	1.33	1.43	0.04	0.00	*	—	0.04	—	9.85	16.99	0.12	0.12	0.12	1.05	3,331	28
03-10-08(5)–12-31-08	10.00	0.26	•	(1.80)	(1.54)	—	—		—	—	—	8.46	(15.40)	0.12	0.12	0.12	3.72	183	39
Class S
12-31-12	9.97	0.18		0.82	1.00	0.19	0.31		—	0.50	—	10.47	10.19	0.46	0.37	0.37	1.89	112,364	46
12-31-11	10.51	0.16		(0.11)	0.05	0.20	0.39		—	0.59	—	9.97	0.80	0.37	0.37	0.37	1.55	98,326	90
12-31-10	9.80	0.25	•	0.61	0.86	0.05	0.10		—	0.15	—	10.51	8.97	0.37	0.37	0.37	2.50	99,941	49
12-31-09	8.45	0.10	•	1.29	1.39	0.04	0.00	*	—	0.04	—	9.80	16.50	0.37	0.37	0.37	1.09	70,222	28
03-10-08(5)–12-31-08	10.00	0.27	•	(1.82)	(1.55)	—	—		—	—	—	8.45	(15.50)	0.37	0.37	0.37	3.92	3,949	39
Class S2
12-31-12	9.86	0.20	•	0.77	0.97	0.19	0.31		—	0.50	—	10.33	10.05	0.71	0.52	0.52	1.95	15,769	46
12-31-11	10.43	0.13	•	(0.09)	0.04	0.22	0.39		—	0.61	—	9.86	0.69	0.62	0.52	0.52	1.25	6,865	90
12-31-10	9.76	0.25	•	0.58	0.83	0.06	0.10		—	0.16	—	10.43	8.68	0.62	0.52	0.52	2.48	2,536	49
05-28-09(5)–12-31-09	8.52	0.06	•	1.22	1.28	0.04	0.00	*	—	0.04	—	9.76	15.11	0.62	0.52	0.52	1.05	3	28

See Accompanying Notes to Financial Statements

35

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2015 Portfolio (continued)
Class T
12-31-12	9.93	0.15		0.80	0.95	0.14	0.31		—	0.45	—	10.43	9.74	0.96	0.82	0.82	1.45	3	46
12-31-11	10.46	0.11		(0.10)	0.01	0.15	0.39		—	0.54	—	9.93	0.38	0.87	0.82	0.82	1.10	3	90
12-31-10	9.76	0.20		0.60	0.80	0.00 *	0.10		—	0.10	—	10.46	8.31	0.87	0.82	0.82	2.05	3	49
12-31-09	8.41	0.02		1.33	1.35	—	0.00	*	—	—	—	9.76	16.07	0.87	0.82	0.82	0.21	3	28
03-10-08(5)–12-31-08	10.00	0.09		(1.68)	(1.59)	—	—		—	—	—	8.41	(15.90)	0.87	0.82	0.82	1.12	3	39
ING Index Solution 2020 Portfolio
Class ADV
12-31-12	10.76	0.17		1.02	1.19	0.02	0.52		—	0.54	—	11.41	11.12	58.46	0.62	0.62	1.54	3	61
10-03-11(5)–12-31-11	10.00	0.01		0.75	0.76	—	—		—	—	—	10.76	7.60	0.62	0.62	0.62	0.42	3	41
Class I
12-31-12	10.77	0.23		1.02	1.25	0.03	0.52		—	0.55	—	11.47	11.69	57.96	0.12	0.12	2.04	3	61
10-03-11(5)–12-31-11	10.00	0.02		0.75	0.77	—	—		—	—	—	10.77	7.70	0.12	0.12	0.12	0.90	3	41
Class S
12-31-12	10.76	0.20		1.01	1.21	0.02	0.52		—	0.54	—	11.43	11.36	58.21	0.37	0.37	1.79	3	61
10-03-11(5)–12-31-11	10.00	0.02		0.74	0.76	—	—		—	—	—	10.76	7.60	0.37	0.37	0.37	0.66	3	41
Class S2
12-31-12	10.76	0.21		1.00	1.21	0.02	0.52		—	0.54	—	11.43	11.33	58.46	0.52	0.52	1.90	3	61
10-03-11(5)–12-31-11	10.00	0.01		0.75	0.76	—	—		—	—	—	10.76	7.60	0.62	0.52	0.52	0.54	3	41
Class T
12-31-12	10.75	0.15		1.01	1.16	0.01	0.52		—	0.53	—	11.38	10.88	58.71	0.82	0.82	1.34	3	61
10-03-11(5)–12-31-11	10.00	0.00	*	0.75	0.75	—	—		—	—	—	10.75	7.50	0.87	0.82	0.82	0.18	3	41
ING Index Solution 2025 Portfolio
Class ADV
12-31-12	9.56	0.16	•	1.04	1.20	0.12	0.26		—	0.38	—	10.38	12.74	0.71	0.62	0.62	1.63	181,218	39
12-31-11	10.40	0.12	•	(0.34)	(0.22)	0.15	0.47		—	0.62	—	9.56	(1.75)	0.62	0.62	0.62	1.19	114,181	95
12-31-10	9.36	0.20	•	0.87	1.07	0.01	0.02		—	0.03	—	10.40	11.43	0.62	0.62	0.62	2.12	96,652	48
12-31-09	7.79	0.00	*•	1.60	1.60	0.03	0.00	*	—	0.03	—	9.36	20.58	0.62	0.62	0.62	0.04	52,508	15
03-10-08(5)–12-31-08	10.00	0.28	•	(2.49)	(2.21)	—	—		—	—	—	7.79	(22.10)	0.62	0.62	0.62	4.29	12,557	17
Class I
12-31-12	9.69	0.24	•	1.02	1.26	0.15	0.26		—	0.41	—	10.54	13.26	0.21	0.12	0.12	2.32	29,471	39
12-31-11	10.52	0.16	•	(0.34)	(0.18)	0.18	0.47		—	0.65	—	9.69	(1.24)	0.12	0.12	0.12	1.55	15,692	95
12-31-10	9.44	0.25	•	0.88	1.13	0.03	0.02		—	0.05	—	10.52	11.96	0.12	0.12	0.12	2.63	7,248	48
12-31-09	7.82	0.05	•	1.60	1.65	0.03	0.00	*	—	0.03	—	9.44	21.20	0.12	0.12	0.12	0.52	4,105	15
03-10-08(5)–12-31-08	10.00	0.11		(2.29)	(2.18)	—	—		—	—	—	7.82	(21.80)	0.12	0.12	0.12	1.50	2	17
Class S
12-31-12	9.62	0.19	•	1.05	1.24	0.13	0.26		—	0.39	—	10.47	13.12	0.46	0.37	0.37	1.84	138,176	39
12-31-11	10.46	0.14	•	(0.34)	(0.20)	0.17	0.47		—	0.64	—	9.62	(1.55)	0.37	0.37	0.37	1.42	98,843	95
12-31-10	9.40	0.22	•	0.88	1.10	0.02	0.02		—	0.04	—	10.46	11.72	0.37	0.37	0.37	2.31	92,770	48
12-31-09	7.80	0.03	•	1.60	1.63	0.03	0.00	*	—	0.03	—	9.40	20.97	0.37	0.37	0.37	0.37	48,775	15
03-10-08(5)–12-31-08	10.00	0.35	•	(2.55)	(2.20)	—	—		—	—	—	7.80	(22.00)	0.37	0.37	0.37	5.36	4,555	17
Class S2
12-31-12	9.53	0.18	•	1.03	1.21	0.14	0.26		—	0.40	—	10.34	12.88	0.71	0.52	0.52	1.77	32,743	39
12-31-11	10.40	0.09	•	(0.31)	(0.22)	0.18	0.47		—	0.65	—	9.53	(1.70)	0.62	0.52	0.52	0.93	13,158	95
12-31-10	9.36	0.17	•	0.92	1.09	0.03	0.02		—	0.05	—	10.40	11.63	0.62	0.52	0.52	1.76	4,796	48
05-28-09(5)–12-31-09	7.90	0.02	•	1.47	1.49	0.03	0.00	*	—	0.03	—	9.36	18.96	0.62	0.52	0.52	0.34	4	15
Class T
12-31-12	9.55	0.14		1.04	1.18	0.08	0.26		—	0.34	—	10.39	12.54	0.96	0.82	0.82	1.34	3	39
12-31-11	10.37	0.10		(0.34)	(0.24)	0.11	0.47		—	0.58	—	9.55	(1.93)	0.87	0.82	0.82	0.97	3	95
12-31-10	9.36	0.18		0.85	1.03	—	0.02		—	0.02	—	10.37	10.99	0.87	0.82	0.82	1.90	3	48
12-31-09	7.78	(0.02)		1.60	1.58	—	0.00	*	—	—	—	9.36	20.31	0.87	0.82	0.82	(0.25)	3	15
03-10-08(5)–12-31-08	10.00	0.06		(2.28)	(2.22)	—	—		—	—	—	7.78	(22.20)	0.87	0.82	0.82	0.80	2	17

See Accompanying Notes to Financial Statements

36

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2030 Portfolio
Class ADV
12-31-12	11.00	0.20		1.33	1.53	0.01		0.67		—	0.68	—	11.85	13.99	43.07	0.62	0.62	1.74	4	51
10-03-11(5)–12-31-11	10.00	(0.00	)*	1.00	1.00	—		—		—	—	—	11.00	10.00	0.62	0.62	0.62	(0.00)*	3	50
Class I
12-31-12	11.01	0.26	•	1.33	1.59	0.02		0.67		—	0.69	—	11.91	14.55	42.57	0.12	0.12	2.23	4	51
10-03-11(5)–12-31-11	10.00	0.01		1.00	1.01	—		—		—	—	—	11.01	10.10	0.12	0.12	0.12	0.46	3	50
Class S
12-31-12	11.00	0.23		1.32	1.55	0.01		0.67		—	0.68	—	11.87	14.22	42.82	0.37	0.37	2.00	4	51
10-03-11(5)–12-31-11	10.00	0.00	*	1.00	1.00	—		—		—	—	—	11.00	10.00	0.37	0.37	0.37	0.17	3	50
Class S2
12-31-12	11.00	0.23		1.32	1.55	0.01		0.67		—	0.68	—	11.87	14.20	43.07	0.52	0.52	1.97	4	51
10-03-11(5)–12-31-11	10.00	0.00	*	1.00	1.00	—		—		—	—	—	11.00	10.00	0.62	0.52	0.52	0.11	3	50
Class T
12-31-12	10.99	0.18		1.32	1.50	0.00	*	0.67		—	0.67	—	11.82	13.75	43.32	0.82	0.82	1.52	4	51
10-03-11(5)–12-31-11	10.00	(0.01)		1.00	0.99	—		—		—	—	—	10.99	9.90	0.87	0.82	0.82	(0.29)	3	50
ING Index Solution 2035 Portfolio
Class ADV
12-31-12	9.30	0.15	•	1.21	1.36	0.09		0.32		—	0.41	—	10.25	14.87	0.71	0.62	0.62	1.47	150,358	34
12-31-11	10.27	0.11	•	(0.51)	(0.40)	0.12		0.45		—	0.57	—	9.30	(3.46)	0.62	0.62	0.62	1.06	94,263	100
12-31-10	9.14	0.18	•	0.97	1.15	—		0.02		—	0.02	—	10.27	12.56	0.62	0.62	0.62	1.91	77,135	45
12-31-09	7.45	(0.02	)•	1.74	1.72	0.03		0.00	*	—	0.03	—	9.14	23.19	0.62	0.62	0.62	(0.22)	41,570	14
03-10-08(5)–12-31-08	10.00	0.33	•	(2.88)	(2.55)	—		—		—	—	—	7.45	(25.50)	0.62	0.62	0.62	5.29	9,139	19
Class I
12-31-12	9.43	0.21	•	1.23	1.44	0.13		0.32		—	0.45	—	10.42	15.49	0.21	0.12	0.12	2.05	18,530	34
12-31-11	10.40	0.14	•	(0.51)	(0.37)	0.15		0.45		—	0.60	—	9.43	(3.06)	0.12	0.12	0.12	1.43	11,109	100
12-31-10	9.22	0.23	•	0.98	1.21	0.01		0.02		—	0.03	—	10.40	13.10	0.12	0.12	0.12	2.40	5,521	45
12-31-09	7.48	0.02	•	1.76	1.78	0.04		0.00	*	—	0.04	—	9.22	23.81	0.12	0.12	0.12	0.25	1,947	14
03-10-08(5)–12-31-08	10.00	0.24	•	(2.76)	(2.52)	—		—		—	—	—	7.48	(25.20)	0.12	0.12	0.12	3.87	170	19
Class S
12-31-12	9.37	0.17	•	1.23	1.40	0.11		0.32		—	0.43	—	10.34	15.15	0.46	0.37	0.37	1.69	93,319	34
12-31-11	10.34	0.13	•	(0.51)	(0.38)	0.14		0.45		—	0.59	—	9.37	(3.26)	0.37	0.37	0.37	1.30	64,863	100
12-31-10	9.18	0.20	•	0.98	1.18	0.00	*	0.02		—	0.02	—	10.34	12.89	0.37	0.37	0.37	2.15	58,656	45
12-31-09	7.47	0.00	*•	1.75	1.75	0.04		0.00	*	—	0.04	—	9.18	23.42	0.37	0.37	0.37	0.05	25,008	14
03-10-08(5)–12-31-08	10.00	0.37	•	(2.90)	(2.53)	—		—		—	—	—	7.47	(25.30)	0.37	0.37	0.37	6.06	4,038	19
Class S2
12-31-12	9.29	0.16	•	1.22	1.38	0.12		0.32		—	0.44	—	10.23	15.04	0.71	0.52	0.52	1.63	28,712	34
12-31-11	10.29	0.07	•	(0.47)	(0.40)	0.15		0.45		—	0.60	—	9.29	(3.44)	0.62	0.52	0.52	0.71	8,819	100
12-31-10	9.15	0.11	•	1.06	1.17	0.01		0.02		—	0.03	—	10.29	12.76	0.62	0.52	0.52	1.11	3,503	45
05-28-09(5)–12-31-09	7.60	0.00	*•	1.59	1.59	0.04		0.00	*	—	0.04	—	9.15	20.94	0.62	0.52	0.52	(0.01)	4	14
Class T
12-31-12	9.29	0.12		1.21	1.33	0.05		0.32		—	0.37	—	10.25	14.56	0.96	0.82	0.82	1.19	3	34
12-31-11	10.24	0.09		(0.51)	(0.42)	0.08		0.45		—	0.53	—	9.29	(3.69)	0.87	0.82	0.82	0.88	3	100
12-31-10	9.14	0.17		0.95	1.12	—		0.02		—	0.02	—	10.24	12.23	0.87	0.82	0.82	1.82	3	45
12-31-09	7.44	(0.04)		1.74	1.70	—		0.00	*	—	—	—	9.14	22.85	0.87	0.82	0.82	(0.48)	3	14
03-10-08(5)–12-31-08	10.00	0.05		(2.61)	(2.56)	—		—		—	—	—	7.44	(25.60)	0.87	0.82	0.82	0.64	2	19
ING Index Solution 2040 Portfolio
Class ADV
12-31-12	11.18	0.14		1.53	1.67	—		0.79		—	0.79	—	12.06	15.03	54.52	0.62	0.62	1.14	4	44
10-03-11(5)–12-31-11	10.00	(0.01)		1.19	1.18	—		—		—	—	—	11.18	11.80	0.62	0.62	0.62	(0.32)	3	56
Class I
12-31-12	11.19	0.20		1.54	1.74	0.01		0.79		—	0.80	—	12.13	15.63	54.02	0.12	0.12	1.64	4	44
10-03-11(5)–12-31-11	10.00	0.00	*	1.19	1.19	—		—		—	—	—	11.19	11.90	0.12	0.12	0.12	0.11	3	56

See Accompanying Notes to Financial Statements

37

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2040 Portfolio (continued)
Class S
12-31-12	11.18	0.17		1.52	1.69	0.00	*	0.79		—	0.79	—	12.08	15.23	54.27	0.37	0.37	1.39	4	44
10-03-11(5)–12-31-11	10.00	(0.00	)*	1.18	1.18	—		—		—	—	—	11.18	11.80	0.37	0.37	0.37	(0.18)	3	56
Class S2
12-31-12	11.18	0.15		1.53	1.68	0.00	*	0.79		—	0.79	—	12.07	15.13	54.52	0.52	0.52	1.24	4	44
10-03-11(5)–12-31-11	10.00	(0.01)		1.19	1.18	—		—		—	—	—	11.18	11.80	0.62	0.52	0.52	(0.21)	3	56
Class T
12-31-12	11.17	0.11		1.54	1.65	—		0.79		—	0.79	—	12.03	14.85	54.77	0.82	0.82	0.94	4	44
10-03-11(5)–12-31-11	10.00	(0.02)		1.19	1.17	—		—		—	—	—	11.17	11.70	0.87	0.82	0.82	(0.57)	3	56
ING Index Solution 2045 Portfolio
Class ADV
12-31-12	9.18	0.12	•	1.30	1.42	0.08		0.26		—	0.34	—	10.26	15.64	0.71	0.62	0.62	1.22	86,051	28
12-31-11	10.12	0.10	•	(0.58)	(0.48)	0.09		0.37		—	0.46	—	9.18	(4.48)	0.62	0.62	0.62	1.01	52,209	102
12-31-10	8.92	0.16	•	1.06	1.22	—		0.02		—	0.02	—	10.12	13.73	0.62	0.62	0.62	1.71	39,799	45
12-31-09	7.11	(0.04	)•	1.88	1.84	0.03		0.00	*	—	0.03	—	8.92	25.89	0.62	0.62	0.62	(0.48)	18,520	22
03-10-08(5)–12-31-08	10.00	0.24	•	(3.13)	(2.89)	—		—		—	—	—	7.11	(28.90)	0.62	0.62	0.62	3.81	3,069	12
Class I
12-31-12	9.34	0.17	•	1.33	1.50	0.12		0.26		—	0.38	—	10.46	16.19	0.21	0.12	0.12	1.73	14,728	28
12-31-11	10.26	0.15	•	(0.59)	(0.44)	0.11		0.37		—	0.48	—	9.34	(3.92)	0.12	0.12	0.12	1.50	9,152	102
12-31-10	9.00	0.19	•	1.09	1.28	—		0.02		—	0.02	—	10.26	14.28	0.12	0.12	0.12	2.03	6,553	45
12-31-09	7.14	0.00	*•	1.89	1.89	0.03		0.00	*	—	0.03	—	9.00	26.53	0.12	0.12	0.12	0.00	1,143	22
03-10-08(5)–12-31-08	10.00	0.20	•	(3.06)	(2.86)	—		—		—	—	—	7.14	(28.60)	0.12	0.12	0.12	3.32	115	12
Class S
12-31-12	9.27	0.14	•	1.32	1.46	0.10		0.26		—	0.36	—	10.37	15.88	0.46	0.37	0.37	1.42	54,383	28
12-31-11	10.19	0.13	•	(0.58)	(0.45)	0.10		0.37		—	0.47	—	9.27	(4.09)	0.37	0.37	0.37	1.27	38,266	102
12-31-10	8.97	0.18	•	1.06	1.24	—		0.02		—	0.02	—	10.19	13.88	0.37	0.37	0.37	1.93	29,555	45
12-31-09	7.13	(0.02	)•	1.89	1.87	0.03		0.00	*	—	0.03	—	8.97	26.26	0.37	0.37	0.37	(0.23)	12,040	22
03-10-08(5)–12-31-08	10.00	0.28	•	(3.15)	(2.87)	—		—		—	—	—	7.13	(28.70)	0.37	0.37	0.37	4.44	1,772	12
Class S2
12-31-12	9.19	0.13	•	1.29	1.42	0.10		0.26		—	0.36	—	10.25	15.65	0.71	0.52	0.52	1.33	13,683	28
12-31-11	10.14	0.08	•	(0.55)	(0.47)	0.11		0.37		—	0.48	—	9.19	(4.32)	0.62	0.52	0.52	0.87	5,408	102
12-31-10	8.93	0.07	•	1.16	1.23	—		0.02		—	0.02	—	10.14	13.83	0.62	0.52	0.52	0.71	1,684	45
05-28-09(5)–12-31-09	7.29	(0.02	)•	1.69	1.67	0.03		0.00	*	—	0.03	—	8.93	22.97	0.62	0.52	0.52	(0.35)	4	22
Class T
12-31-12	9.18	0.09		1.30	1.39	0.04		0.26		—	0.30	—	10.27	15.31	0.96	0.82	0.82	0.93	3	28
12-31-11	10.09	0.08		(0.57)	(0.49)	0.05		0.37		—	0.42	—	9.18	(4.61)	0.87	0.82	0.82	0.86	3	102
12-31-10	8.92	0.16		1.03	1.19	—		0.02		—	0.02	—	10.09	13.40	0.87	0.82	0.82	1.75	3	45
12-31-09	7.10	(0.06)		1.88	1.82	—		0.00	*	—	—	—	8.92	25.64	0.87	0.82	0.82	(0.74)	3	22
03-10-08(5)–12-31-08	10.00	0.03		(2.93)	(2.90)	—		—		—	—	—	7.10	(29.00)	0.87	0.82	0.82	0.47	2	12
ING Index Solution 2050 Portfolio
Class ADV
12-31-12	11.18	0.14		1.55	1.69	—		0.92		—	0.92	—	11.95	15.24	42.58	0.62	0.62	1.14	4	43
10-03-11(5)–12-31-11	10.00	(0.01)		1.19	1.18	—		—		—	—	—	11.18	11.80	0.62	0.62	0.62	(0.36)	3	55
Class I
12-31-12	11.19	0.20		1.56	1.76	0.01		0.92		—	0.93	—	12.02	15.83	42.08	0.12	0.12	1.65	4	43
10-03-11(5)–12-31-11	10.00	0.00	*	1.19	1.19	—		—		—	—	—	11.19	11.90	0.12	0.12	0.12	0.10	3	55
Class S
12-31-12	11.19	0.16		1.54	1.70	0.00	*	0.92		—	0.92	—	11.97	15.33	42.33	0.37	0.37	1.35	4	43
10-03-11(5)–12-31-11	10.00	(0.01)		1.20	1.19	—		—		—	—	—	11.19	11.90	0.37	0.37	0.37	(0.21)	3	55
Class S2
12-31-12	11.19	0.15		1.55	1.70	0.00	*	0.92		—	0.92	—	11.97	15.33	42.58	0.52	0.52	1.28	4	43
10-03-11(5)–12-31-11	10.00	(0.01)		1.20	1.19	—		—		—	—	—	11.19	11.90	0.62	0.52	0.52	(0.24)	3	55

See Accompanying Notes to Financial Statements

38

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2050 Portfolio (continued)
Class T
12-31-12	11.18	0.11		1.55	1.66	—	0.92	—	0.92	—	11.92	14.96	42.83	0.82	0.82	0.96	4	43
10-03-11(5)–12-31-11	10.00	(0.02)		1.20	1.18	—	—	—	—	—	11.18	11.80	0.87	0.82	0.82	(0.62)	3	55
ING Index Solution 2055 Portfolio
Class ADV
12-31-12	10.57	0.15	•	1.48	1.63	0.03	0.11	—	0.14	—	12.06	15.52	0.74	0.62	0.62	1.29	13,319	28
12-31-11	11.19	0.09	•	(0.59)	(0.50)	0.00 *	0.12	—	0.12	—	10.57	(4.40)	0.62	0.62	0.62	0.81	5,676	135
03-08-10(5)–12-31-10	10.00	(0.00	)*	1.19	1.19	—	—	—	—	—	11.19	11.90	0.62	0.62	0.62	(0.06)	2,381	80
Class I
12-31-12	10.66	0.21	•	1.50	1.71	0.05	0.11	—	0.16	—	12.21	16.18	0.24	0.12	0.12	1.80	1,750	28
12-31-11	11.24	0.10	•	(0.55)	(0.45)	0.01	0.12	—	0.13	—	10.66	(3.93)	0.12	0.12	0.12	0.91	618	135
03-08-10(5)–12-31-10	10.00	0.26		0.98	1.24	—	—	—	—	—	11.24	12.40	0.12	0.12	0.12	3.32	46	80
Class S
12-31-12	10.61	0.17	•	1.50	1.67	0.04	0.11	—	0.15	—	12.13	15.89	0.49	0.37	0.37	1.48	8,886	28
12-31-11	11.21	0.12	•	(0.59)	(0.47)	0.01	0.12	—	0.13	—	10.61	(4.17)	0.37	0.37	0.37	1.13	3,385	135
03-08-10(5)–12-31-10	10.00	0.01		1.20	1.21	—	—	—	—	—	11.21	12.10	0.37	0.37	0.37	0.19	1,209	80
Class S2
12-31-12	10.58	0.17	•	1.48	1.65	0.05	0.11	—	0.16	—	12.07	15.69	0.74	0.52	0.52	1.44	3,663	28
12-31-11	11.20	0.05	•	(0.54)	(0.49)	0.01	0.12	—	0.13	—	10.58	(4.32)	0.62	0.52	0.52	0.43	733	135
03-08-10(5)–12-31-10	10.00	0.05	•	1.15	1.20	—	—	—	—	—	11.20	12.00	0.62	0.52	0.52	0.54	91	80
Class T
12-31-12	10.53	0.11		1.49	1.60	—	0.11	—	0.11	—	12.02	15.28	0.99	0.82	0.82	0.98	4	28
12-31-11	11.17	0.10		(0.62)	(0.52)	—	0.12	—	0.12	—	10.53	(4.59)	0.87	0.82	0.82	0.86	3	135
03-08-10(5)–12-31-10	10.00	0.19		0.98	1.17	—	—	—	—	—	11.17	11.70	0.87	0.82	0.82	2.28	3	80

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of forty-three active separate investment series. The ten series included in this report are: ING Index Solution Income Portfolio (“Index Solution Income”), ING Index Solution 2015 Portfolio (“Index Solution 2015”), ING Index Solution 2020 Portfolio (“Index Solution 2020”), ING Index Solution 2025 Portfolio (“Index Solution 2025”), ING Index Solution 2030 Portfolio (“Index Solution 2030”), ING Index Solution 2035 Portfolio (“Index Solution 2035”), ING Index Solution 2040 Portfolio (“Index Solution 2040”), ING Index Solution 2045 Portfolio (“Index Solution 2045”), ING Index Solution 2050 Portfolio (“Index Solution 2050”) and ING Index Solution 2055 Portfolio (“Index Solution 2055”) (each, a “Portfolio” and collectively, the “Portfolios”). With the exception of Index Solution Income, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”). When Index Solution 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055 Portfolios reach their respective Target Date, they may be combined with the Index Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”). The Portfolios serve as an investment option in underlying variable insurance products offered by Directed Services LLC.

The Portfolios offer the following five classes: Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”), Service 2 Class (“Class S2”) and Class T. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC serves as the consultant (“IIM” or the “Consultant”) to the Investment Adviser. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing primarily in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in Underlying Funds and securities are recorded at their estimated fair value, as described below. The valuations of the Portfolios’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable.

Investments in securities held in the Portfolios or the Underlying Funds maturing in 60 days or less are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Investments in equity securities held by the Portfolios or the Underlying Funds and traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies

40

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”).

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolios calculate their next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by e Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the investment adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.

The Portfolios classify each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

41

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the underlying funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the underlying funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES

The Portfolios each have entered into an investment management agreement with the Investment Adviser. For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to 0.10% of each Portfolio’s average daily net assets.

DSL pays the Consultant a consulting fee of 0.03% based on the average daily net assets of each Portfolio.

The Consultant will provide strategic and tactical asset allocation analysis to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the commendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

Effective May 1, 2012, under an Administrative Services Agreement, IFS acts as an administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each of the Portfolios a fee at an annual rate of 0.10% based on the average daily net assets of each Portfolio.

Prior to May 1, 2012, under an Administrative Services Agreement between the Portfolios and IFS, IFS

42

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES (continued)

provided all administrative services necessary for the Portfolios’ operations and was responsible for the supervision of the Portfolios’ other service providers. IFS also assumed all ordinary recurring direct costs of the Portfolios, such as custodian fees, director fees, transfer agency fees and accounting fees. As compensation for these services, IFS received a monthly fee from each Portfolio at an annual rate of 0.02% based on the average daily net assets of each Portfolio.

NOTE 4 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2012 the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:

	Purchases	Sales
Index Solution 2015	$163,045,206	$104,459,616
Index Solution 2020	10,303	10,922
Index Solution 2025	229,732,775	121,106,923
Index Solution 2030	8,830	9,589
Index Solution 2035	163,602,712	79,824,710
Index Solution 2040	7,786	8,776
Index Solution 2045	84,892,880	38,598,949
Index Solution 2050	7,559	8,737
Index Solution 2055	20,238,487	5,350,700
Index Solution Income	82,805,719	83,129,582

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Classes ADV, S2 and T of the Portfolios have adopted a plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby IID is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the 12b-1 Plans each Portfolio makes payments to IID at an annual rate of 0.25%, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to its Class ADV, Class S2 and Class T shares, respectively. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. The Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class T shares, so that the actual fee paid is an annual rate of 0.45%.

The Company has also adopted a Shareholder Servicing Plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to IID which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2012, the following indirect, wholly-owned subsidiaries of ING U.S., Inc., owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	Index Solution 2015	74.09%
	Index Solution 2025	85.08
	Index Solution 2035	87.37
	Index Solution 2045	89.13
	Index Solution 2055	90.63
	Index Solution Income	32.47
ING National Trust	Index Solution 2015	24.50
	Index Solution 2025	13.56
	Index Solution 2035	11.49
	Index Solution 2045	10.24
	Index Solution 2055	9.30
	Index Solution Income	66.65
ReliaStar Life Insurance Company	Index Solution 2020	99.65
	Index Solution 2030	99.65
	Index Solution 2040	99.65
	Index Solution 2050	99.64

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

43

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S	Class S2	Class T
Index Solution Income	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2015	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2020	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2025	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2030	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2035	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2040	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2045	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2050	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2055	0.62%	0.12%	0.37%	0.52%	0.82%

(1)	The operating expense limits apply only at the Portfolio level and do not limit the fees payable by the underlying investment companies in which the Portfolios invest. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2012, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2013	2014	2015	Total
Index Solution Income	$—	$—	$158,543	$158,543
Index Solution 2015	—	—	195,030	195,030
Index Solution 2020	—	—	9,853	9,853
Index Solution 2025	—	—	$266,773	$266,773
Index Solution 2030	—	—	7,463	7,463
Index Solution 2035	—	—	210,106	210,106
Index Solution 2040	—	—	9,691	9,691
Index Solution 2045	—	—	122,508	122,508
Index Solution 2050	—	—	7,517	7,517
Index Solution 2055	—	—	23,576	23,576

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended December 31, 2012, the Portfolios utilized the line of credit as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Solution Income	2	$2,655,000	1.26%
Index Solution 2015	2	3,050,000	1.26
Index Solution 2025	2	4,090,000	1.26
Index Solution 2035	1	3,080,000	1.26
Index Solution 2045	1	1,200,000	1.26

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2015
Class ADV
12/31/2012	4,519,868	—	448,873	(1,467,824)	3,500,917	46,446,659	—	4,520,149	(15,168,062)	35,798,746
12/31/2011	2,686,178	—	390,276	(1,765,705)	1,310,749	27,520,272	—	3,699,818	(18,244,941)	12,975,149

44

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions		Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#		#	#	($)	($)	($)	($)	($)
Index Solution 2015 (continued)
Class I
12/31/2012	1,589,188	—	78,182		(502,870)	1,164,500	16,657,061	—	798,237	(5,297,905)	12,157,393
12/31/2011	1,181,117	—	28,341		(154,626)	1,054,832	11,810,545	—	271,793	(1,638,377)	10,443,961
Class S
12/31/2012	2,079,311	—	484,158		(1,695,740)	867,729	21,525,532	—	4,914,201	(17,644,470)	8,795,263
12/31/2011	2,581,560	—	606,780		(2,834,014)	354,326	26,603,918	—	5,782,614	(28,916,896)	3,469,636
Class S2
12/31/2012	989,438	—	59,152		(218,619)	829,971	10,130,296	—	592,700	(2,247,127)	8,475,869
12/31/2011	1,028,430	—	45,421		(620,927)	452,924	10,481,795	—	428,777	(6,135,122)	4,775,450
Class T
12/31/2012	—	—	—		—	—	—	—	—	—	—
12/31/2011	—	—	—		—	—	—	—	—	—	—
Index Solution 2020
Class ADV
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Class I
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Class S
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Class S2
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Class T
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Index Solution 2025
Class ADV
12/31/2012	6,745,200	—	566,863		(1,804,876)	5,507,187	68,239,308	—	5,645,958	(18,380,661)	55,504,605
12/31/2011	3,846,668	—	689,293		(1,885,075)	2,650,886	38,798,031	—	6,210,532	(19,479,419)	25,529,144
Class I
12/31/2012	1,459,867	—	80,196		(365,210)	1,174,853	15,170,227	—	809,981	(3,812,889)	12,167,319
12/31/2011	1,116,002	—	47,151		(232,424)	930,729	10,781,454	—	430,020	(2,426,290)	8,785,184
Class S
12/31/2012	3,813,804	—	445,313		(1,331,635)	2,927,482	39,004,559	—	4,466,487	(13,625,509)	29,845,537
12/31/2011	2,665,344	—	672,266		(1,936,571)	1,401,039	27,321,229	—	6,097,450	(19,405,976)	14,012,703
Class S2
12/31/2012	2,099,460	—	115,210		(429,290)	1,785,380	21,031,201	—	1,142,878	(4,335,106)	17,838,973
12/31/2011	1,535,051	—	98,227		(713,855)	919,423	15,709,693	—	882,076	(6,852,888)	9,738,881
Class T
12/31/2012	—	—	—		—	—	—	—	—	—	—
12/31/2011	—	—	—		—	—	—	—	—	—	—
Index Solution 2030
Class ADV
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Class I
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Class S
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010

*	Share amount is less than 0.500.
(1)	Commencement of operations.

45

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions		Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#		#	#	($)	($)	($)	($)	($)
Index Solution 2030 (continued)
Class S2
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Class T
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Index Solution 2035
Class ADV
12/31/2012	5,619,239	—	517,767		(1,607,948)	4,529,058	55,855,916	—	5,058,588	(16,080,774)	44,833,730
12/31/2011	3,454,322	—	571,319		(1,400,984)	2,624,657	34,192,444	—	4,947,617	(13,819,097)	25,320,964
Class I
12/31/2012	779,984	—	64,557		(244,165)	600,376	7,953,299	—	639,761	(2,492,150)	6,100,910
12/31/2011	761,587	—	36,619		(151,504)	646,702	7,213,861	—	321,154	(1,621,774)	5,913,241
Class S
12/31/2012	2,856,126	—	340,678		(1,096,976)	2,099,828	28,663,915	—	3,352,269	(11,043,403)	20,972,781
12/31/2011	2,206,944	—	415,862		(1,375,078)	1,247,728	21,781,621	—	3,626,317	(13,419,667)	11,988,271
Class S2
12/31/2012	2,190,391	—	109,009		(442,463)	1,856,937	21,583,341	—	1,061,747	(4,398,308)	18,246,780
12/31/2011	1,038,490	—	65,258		(495,467)	608,281	10,567,926	—	564,476	(4,696,185)	6,436,217
Class T
12/31/2012	—	—	—		—	—	—	—	—	—	—
12/31/2011	—	—	—		—	—	—	—	—	—	—
Index Solution 2040
Class ADV
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Class I
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Class S
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Class S2
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Class T
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Index Solution 2045
Class ADV
12/31/2012	3,155,504	—	245,291		(697,948)	2,702,847	31,139,603	—	2,386,682	(6,900,799)	26,625,486
12/31/2011	2,260,554	—	264,381		(775,175)	1,749,760	22,319,219	—	2,257,813	(7,420,483)	17,156,549
Class I
12/31/2012	502,517	—	45,181		(119,221)	428,477	5,086,137	—	447,293	(1,211,923)	4,321,507
12/31/2011	479,135	—	37,903		(175,865)	341,173	4,618,021	—	328,616	(1,810,942)	3,135,695
Class S
12/31/2012	1,589,398	—	169,388		(641,537)	1,117,249	15,838,594	—	1,663,388	(6,348,167)	11,153,815
12/31/2011	1,681,121	—	196,412		(647,879)	1,229,654	16,776,009	—	1,691,110	(6,311,817)	12,155,302
Class S2
12/31/2012	870,802	—	41,617		(166,371)	746,048	8,487,234	—	404,513	(1,643,759)	7,247,988
12/31/2011	537,977	—	23,139		(138,665)	422,451	5,331,208	—	197,609	(1,330,524)	4,198,293
Class T
12/31/2012	—	—	—		—	—	—	—	—	—	—
12/31/2011	—	—	—		—	—	—	—	—	—	—

*	Share amount is less than 0.500.
(1)	Commencement of operations.

46

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions		Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#		#	#	($)	($)	($)	($)	($)
Index Solution 2050
Class ADV
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Class I
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Class S
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Class S2
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Class T
12/31/2012	—	—	—	*	—	—	—	—	1	—	1
10/3/2011(1)–12/31/2011	301	—	—		—	301	3,010	—	—	—	3,010
Index Solution 2055
Class ADV
12/31/2012	656,213	—	10,701		(99,932)	566,982	7,539,747	—	122,415	(1,151,990)	6,510,172
12/31/2011	416,830	—	5,010		(97,598)	324,242	4,621,700	—	49,247	(1,071,208)	3,599,739
Class I
12/31/2012	107,571	—	1,629		(23,806)	85,394	1,239,484	—	18,819	(274,302)	984,001
12/31/2011	59,892	—	331		(6,383)	53,840	662,750	—	3,272	(73,293)	592,729
Class S
12/31/2012	449,191	—	8,757		(44,530)	413,418	5,147,738	—	100,617	(512,445)	4,735,910
12/31/2011	266,748	—	2,631		(58,208)	211,171	2,956,155	—	25,942	(661,562)	2,320,535
Class S2
12/31/2012	266,713	—	3,693		(36,210)	234,196	3,048,821	—	42,250	(412,170)	2,678,901
12/31/2011	66,694	—	337		(5,821)	61,210	715,673	—	3,311	(62,510)	656,474
Class T
12/31/2012	—	—	—	*	—	—	—	—	—	—	—
12/31/2011	—	—	—	*	—	—	—	—	—	—	—
Index Solution Income
Class ADV
12/31/2012	1,096,724	—	155,511		(748,067)	504,168	11,723,100	—	1,617,312	(8,036,801)	5,303,611
12/31/2011	1,196,635	—	110,424		(679,783)	627,276	12,667,404	—	1,105,350	(7,335,466)	6,437,288
Class I
12/31/2012	581,257	—	43,851		(270,223)	354,885	6,280,992	—	463,068	(2,924,988)	3,819,072
12/31/2011	482,116	—	11,188		(16,536)	476,768	5,014,954	—	113,443	(178,390)	4,950,007
Class S
12/31/2012	631,494	—	804,905		(1,858,949)	(422,550)	6,783,948	—	8,443,451	(20,012,376)	(4,784,977)
12/31/2011	880,036	—	791,437		(2,296,180)	(624,707)	9,445,397	—	7,977,685	(24,386,506)	(6,963,424)
Class S2
12/31/2012	250,152	—	21,337		(32,137)	239,352	2,657,802	—	220,623	(341,133)	2,537,292
12/31/2011	213,607	—	7,333		(93,542)	127,398	2,253,842	—	73,180	(973,027)	1,353,995
Class T
12/31/2012	—	—	—		—	—	—	—	—	—	—
12/31/2011	—	—	—		—	—	—	—	—	—	—

*	Share amount is less than 0.500.
(1)	Commencement of operations.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency

47

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2012:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Index Solution Income	$1,656,235	$(1,656,235)
Index Solution 2015	1,638,995	(1,638,995)
Index Solution 2020	100	(100)
Index Solution 2025	1,283,120	(1,283,120)
Index Solution 2030	62	(62)
Index Solution 2035	524,029	(524,029)
Index Solution 2040	37	(37)
Index Solution 2045	197,449	(197,449)
Index Solution 2050	27	(27)
Index Solution 2055	25,350	(25,350)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Solution Income	$4,535,637	$6,208,998	$6,622,900	$2,646,918
Index Solution 2015	4,062,166	6,763,256	5,780,585	4,402,581
Index Solution 2020	818	4	—	—
Index Solution 2025	3,887,508	8,177,898	4,403,002	9,217,251
Index Solution 2030	1,024	4	—	—
Index Solution 2035	2,427,262	7,685,215	2,413,802	7,045,922
Index Solution 2040	1,196	3	—	—
Index Solution 2045	1,283,587	3,618,380	1,290,343	3,184,928
Index Solution 2050	1,193	202	—	—
Index Solution 2055	256,149	27,986	81,807	—

The tax-basis components of distributable earnings as of December 31, 2012 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Index Solution Income	$7,691,936	$3,960,958	$4,477,456
Index Solution 2015	9,376,378	3,947,754	6,399,150
Index Solution 2020	930	273	951
Index Solution 2025	11,569,528	7,718,413	15,317,078
Index Solution 2030	912	313	1,596
Index Solution 2035	7,973,965	5,863,577	14,468,721
Index Solution 2040	848	367	1,918
Index Solution 2045	3,909,506	3,680,423	9,317,599
Index Solution 2050	873	167	1,930
Index Solution 2055	557,940	379,266	1,262,633

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2012, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

48

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 11 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Consultant. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 12 — RESTRUCTURING PLAN

The Investment Adviser, Consultant, Administrator and Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of December 31, 2012, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced that the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock, in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership interest over time. While the base case is an initial public offering, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The investment advisory agreement for the Portfolios provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Portfolios.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Adviser, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Adviser. For example, restrictions on

49

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 12 — RESTRUCTURING PLAN (continued)

activities of entities controlled by ING Groep, including ING U.S. and the Investment Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

NOTE 13 — SUBSEQUENT EVENTS

It is anticipated that one or more of the transactions contemplated by the Restructuring Plan may be deemed to be a change of control, resulting in the automatic terminations of the existing investment advisory and sub-advisory agreements for the Portfolios. At a meeting held on January 10, 2013, the Board approved new advisory and sub-advisory agreements for the Portfolios that will take effect upon shareholder approval or the close of the IPO, whichever is later. Information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships will be disclosed in the Portfolios’ semi-annual shareholder report to be dated June 30, 2013. A proxy statement, including disclosures regarding the Board’s considerations, is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the new investment advisory and sub-advisory agreements.

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Directors of the Company. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund complex. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund complex, and the [Investment Adviser to the Portfolios to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. A proxy statement is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

On January 10, 2013, the Board of Directors for the Portfolios approved a proposal to change the advisory fee for each Portfolio to a bifurcated fee (“Bifurcated Fee”), subject to shareholder approval at a shareholder meeting scheduled for on or about April 22, 2013. Currently, each Portfolio pays an advisory fee at an annual rate equal to 0.10% of the Portfolio’s average daily net assets. If the Bifurcated Fee proposal is approved by shareholders, each Portfolio would pay an advisory fee equal to 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds and 30% of the Portfolio’s average daily net assets invested in direct investments (“Direct Investments”). Direct Investments include, but are not limited to, securities issued by investment companies outside the ING Fund Complex, including exchange traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments. If shareholders approve the Bifurcated Fee structure, DSL would be contractually obligated to limit expenses through at least May 1, 2018; the obligation includes Acquired Fund Fees and Expenses and does not extend to interest, taxes, brokerage commissions, and extraordinary expenses.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

50

ING INDEX SOLUTION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 10.1%
80,467	iShares iBoxx $ High Yield Corporate Bond Fund	$7,511,594	4.0
87,122	iShares MSCI Emerging Markets Index Fund	3,863,861	2.1
184,798	SPDR Barclays Capital High Yield Bond ETF	7,521,279	4.0

	Total Exchange-Traded Funds (Cost $18,490,367)	18,896,734	10.1

MUTUAL FUNDS: 89.9%
	Affiliated Investment Companies: 89.9%
329,143	ING Emerging Markets Index Portfolio — Class I	3,949,719	2.1
1,373,610	ING International Index Portfolio — Class I	11,620,744	6.2
1,227,121	ING RussellTM Mid Cap Index Portfolio — Class I	15,277,656	8.1
9,660,385	ING U.S. Bond Index Portfolio — Class I	105,974,425	56.4
2,784,017	ING U.S. Stock Index Portfolio — Class I	32,016,191	17.1

	Total Mutual Funds (Cost $164,106,892)	168,838,735	89.9

	Total Investments in Securities (Cost $182,597,259)	$187,735,469	100.0
	Assets in Excess of Other Liabilities	88,747	—
	Net Assets	$187,824,216	100.0

Cost for federal income tax purposes is $183,258,013.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,477,456
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$4,477,456

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$18,896,734	$—	$—	$18,896,734
Mutual Funds	168,838,735	—	—	168,838,735
Total Investments, at fair value	$187,735,469	$—	$—	$187,735,469

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended December 31, 2012.

See Accompanying Notes to Financial Statements

51

ING INDEX SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 9.6%
108,555	iShares iBoxx $ High Yield Corporate Bond Fund	$10,133,609	3.8
120,402	iShares MSCI Emerging Markets Index Fund	5,339,829	2.0
249,282	SPDR Barclays Capital High Yield Bond ETF	10,145,777	3.8

	Total Exchange-Traded Funds (Cost $25,090,337)	25,619,215	9.6

MUTUAL FUNDS: 90.4%
	Affiliated Investment Companies: 90.4%
948,535	ING Emerging Markets Index Portfolio — Class I	11,382,425	4.2
3,252,591	ING International Index Portfolio — Class I	27,516,918	10.3
1,960,507	ING RussellTM Mid Cap Index Portfolio — Class I	24,408,308	9.1
425,579	ING RussellTM Small Cap Index Portfolio — Class I	5,472,948	2.0
11,421,819	ING U.S. Bond Index Portfolio — Class I	125,297,356	46.8
4,186,453	ING U.S. Stock Index Portfolio — Class I	48,144,206	18.0

	Total Mutual Funds (Cost $235,144,789)	242,222,161	90.4

	Total Investments in Securities (Cost $260,235,126)	$267,841,376	100.0
	Assets in Excess of Other Liabilities	87,430	—
	Net Assets	$267,928,806	100.0

Cost for federal income tax purposes is $261,442,225.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,636,644
Gross Unrealized Depreciation	(1,237,493)
Net Unrealized Appreciation	$6,399,151

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$25,619,215	$—	$—	$25,619,215
Mutual Funds	242,222,161	—	—	242,222,161
Total Investments, at fair value	$267,841,376	$—	$—	$267,841,376

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended December 31, 2012.

See Accompanying Notes to Financial Statements

52

ING INDEX SOLUTION 2020 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 9.9%
7	iShares iBoxx $ High Yield Corporate Bond Fund	$653	3.8
8	iShares MSCI Emerging Markets Index Fund	355	2.1
17	SPDR Barclays Capital High Yield Bond ETF	692	4.0

	Total Exchange-Traded Funds (Cost $1,667)	1,700	9.9

MUTUAL FUNDS: 89.5%
	Affiliated Investment Companies: 89.5%
60	ING Emerging Markets Index Portfolio — Class I	716	4.2
249	ING International Index Portfolio — Class I	2,103	12.2
153	ING RussellTM Mid Cap Index Portfolio — Class I	1,900	11.1
41	ING RussellTM Small Cap Index Portfolio — Class I	523	3.0
537	ING U.S. Bond Index Portfolio — Class I	5,888	34.2
370	ING U.S. Stock Index Portfolio — Class I	4,258	24.8

	Total Mutual Funds (Cost $14,457)	15,388	89.5

	Total Investments in Securities (Cost $16,124)	$17,088	99.4
	Assets in Excess of Other Liabilities	106	0.6
	Net Assets	$17,194	100.0

Cost for federal income tax purposes is $16,137.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,011
Gross Unrealized Depreciation	(60)
Net Unrealized Appreciation	$951

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,700	$—	$—	$1,700
Mutual Funds	15,388	—	—	15,388
Total Investments, at fair value	$17,088	$—	$—	$17,088

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended December 31, 2012.

See Accompanying Notes to Financial Statements

53

ING INDEX SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 9.6%
154,642	iShares iBoxx $ High Yield Corporate Bond Fund	$14,435,831	3.8
171,265	iShares MSCI Emerging Markets Index Fund	7,595,603	2.0
355,139	SPDR Barclays Capital High Yield Bond ETF	14,454,157	3.8

	Total Exchange-Traded Funds (Cost $35,754,319)	36,485,591	9.6

MUTUAL FUNDS: 90.4%
	Affiliated Investment Companies: 90.4%
1,673,984	ING Emerging Markets Index Portfolio — Class I	20,087,812	5.3
6,909,112	ING International Index Portfolio — Class I	58,451,084	15.3
4,319,167	ING RussellTM Mid Cap Index Portfolio — Class I	53,773,631	14.1
1,205,392	ING RussellTM Small Cap Index Portfolio — Class I	15,501,344	4.0
8,307,190	ING U.S. Bond Index Portfolio — Class I	91,129,876	23.9
9,220,162	ING U.S. Stock Index Portfolio — Class I	106,031,859	27.8

	Total Mutual Funds (Cost $329,498,368)	344,975,606	90.4

	Total Investments in Securities (Cost $365,252,687)	$381,461,197	100.0
	Assets in Excess of Other Liabilities	149,292	—
	Net Assets	$381,610,489	100.0

Cost for federal income tax purposes is $366,144,119.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$16,865,753
Gross Unrealized Depreciation	(1,548,675)
Net Unrealized Appreciation	$15,317,078

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$36,485,591	$—	$—	$36,485,591
Mutual Funds	344,975,606	—	—	344,975,606
Total Investments, at fair value	$381,461,197	$—	$—	$381,461,197

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended December 31, 2012.

See Accompanying Notes to Financial Statements

54

ING INDEX SOLUTION 2030 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 7.1%
5	iShares iBoxx $ High Yield Corporate Bond Fund	$467	2.6
8	iShares MSCI Emerging Markets Index Fund	355	2.0
11	SPDR Barclays Capital High Yield Bond ETF	448	2.5

	Total Exchange-Traded Funds (Cost $1,244)	1,270	7.1

MUTUAL FUNDS: 92.4%
	Affiliated Investment Companies: 92.4%
92	ING Emerging Markets Index Portfolio — Class I	1,107	6.2
427	ING International Index Portfolio — Class I	3,614	20.2
200	ING RussellTM Mid Cap Index Portfolio — Class I	2,494	14.0
56	ING RussellTM Small Cap Index Portfolio — Class I	719	4.0
284	ING U.S. Bond Index Portfolio — Class I	3,120	17.5
473	ING U.S. Stock Index Portfolio — Class I	5,443	30.5

	Total Mutual Funds (Cost $14,919)	16,497	92.4

	Total Investments in Securities (Cost $16,163)	$17,767	99.5
	Assets in Excess of Other Liabilities	93	0.5
	Net Assets	$17,860	100.0

Cost for federal income tax purposes is $16,171.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,632
Gross Unrealized Depreciation	(36)
Net Unrealized Appreciation	$1,596

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,270	$—	$—	$1,270
Mutual Funds	16,497	—	—	16,497
Total Investments, at fair value	$17,767	$—	$—	$17,767

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended December 31, 2012.

See Accompanying Notes to Financial Statements

55

ING INDEX SOLUTION 2035 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 6.8%
74,637	iShares iBoxx $ High Yield Corporate Bond Fund	$6,967,364	2.4
131,302	iShares MSCI Emerging Markets Index Fund	5,823,244	2.0
171,373	SPDR Barclays Capital High Yield Bond ETF	6,974,881	2.4

	Total Exchange-Traded Funds (Cost $19,393,253)	19,765,489	6.8

MUTUAL FUNDS: 93.2%
	Affiliated Investment Companies: 93.2%
1,520,111	ING Emerging Markets Index Portfolio — Class I	18,241,336	6.3
6,998,041	ING International Index Portfolio — Class I	59,203,426	20.3
3,515,239	ING RussellTM Mid Cap Index Portfolio — Class I	43,764,726	15.0
1,144,490	ING RussellTM Small Cap Index Portfolio — Class I	14,718,138	5.1
2,624,393	ING U.S. Bond Index Portfolio — Class I	28,789,596	9.9
9,253,163	ING U.S. Stock Index Portfolio — Class I	106,411,375	36.6

	Total Mutual Funds (Cost $256,495,438)	271,128,597	93.2

	Total Investments in Securities (Cost $275,888,691)	$290,894,086	100.0
	Assets in Excess of Other Liabilities	28,552	—
	Net Assets	$290,922,638	100.0

Cost for federal income tax purposes is $276,425,365.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$15,286,107
Gross Unrealized Depreciation	(817,386)
Net Unrealized Appreciation	$14,468,721

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$19,765,489	$—	$—	$19,765,489
Mutual Funds	271,128,597	—	—	271,128,597
Total Investments, at fair value	$290,894,086	$—	$—	$290,894,086

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended December 31, 2012.

See Accompanying Notes to Financial Statements

56

ING INDEX SOLUTION 2040 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.9%
1	iShares iBoxx $ High Yield Corporate Bond Fund	$93	0.5
8	iShares MSCI Emerging Markets Index Fund	354	1.9
2	SPDR Barclays Capital High Yield Bond ETF	82	0.5

	Total Exchange-Traded Funds (Cost $522)	529	2.9

MUTUAL FUNDS: 96.9%
	Affiliated Investment Companies: 96.9%
110	ING Emerging Markets Index Portfolio — Class I	1,320	7.3
458	ING International Index Portfolio — Class I	3,877	21.3
234	ING RussellTM Mid Cap Index Portfolio — Class I	2,911	16.0
71	ING RussellTM Small Cap Index Portfolio — Class I	918	5.1
128	ING U.S. Bond Index Portfolio — Class I	1,405	7.7
624	ING U.S. Stock Index Portfolio — Class I	7,173	39.5

	Total Mutual Funds (Cost $15,691)	17,604	96.9

	Total Investments in Securities (Cost $16,213)	$18,133	99.8
	Assets in Excess of Other Liabilities	41	0.2
	Net Assets	$18,174	100.0

Cost for federal income tax purposes is $16,215.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,937
Gross Unrealized Depreciation	(19)
Net Unrealized Appreciation	$1,918

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$529	$—	$—	$529
Mutual Funds	17,604	—	—	17,604
Total Investments, at fair value	$18,133	$—	$—	$18,133

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended December 31, 2012.

See Accompanying Notes to Financial Statements

57

ING INDEX SOLUTION 2045 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 3.0%
8,930	iShares iBoxx $ High Yield Corporate Bond Fund	$833,616	0.5
76,066	iShares MSCI Emerging Markets Index Fund	3,373,527	2.0
20,440	SPDR Barclays Capital High Yield Bond ETF	831,908	0.5

	Total Exchange-Traded Funds (Cost $4,964,765)	5,039,051	3.0

MUTUAL FUNDS: 97.0%
	Affiliated Investment Companies: 97.0%
1,316,212	ING Emerging Markets Index Portfolio — Class I	15,794,543	9.4
4,453,799	ING International Index Portfolio — Class I	37,679,144	22.3
2,305,700	ING RussellTM Mid Cap Index Portfolio — Class I	28,705,966	17.0
662,276	ING RussellTM Small Cap Index Portfolio — Class I	8,516,874	5.0
597,688	ING U.S. Bond Index Portfolio — Class I	6,556,642	3.9
5,789,678	ING U.S. Stock Index Portfolio — Class I	66,581,296	39.4

	Total Mutual Funds (Cost $154,029,491)	163,834,465	97.0

	Total Investments in Securities (Cost $158,994,256)	$168,873,516	100.0
	Liabilities in Excess of Other Assets	(26,322)	—
	Net Assets	$168,847,194	100.0

Cost for federal income tax purposes is $159,555,917.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$9,954,666
Gross Unrealized Depreciation	(637,067)
Net Unrealized Appreciation	$9,317,599

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,039,051	$—	$—	$5,039,051
Mutual Funds	163,834,465	—	—	163,834,465
Total Investments, at fair value	$168,873,516	$—	$—	$168,873,516

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended December 31, 2012.

See Accompanying Notes to Financial Statements

58

ING INDEX SOLUTION 2050 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 3.0%
1	iShares iBoxx $ High Yield Corporate Bond Fund	$93	0.5
8	iShares MSCI Emerging Markets Index Fund	354	2.0
2	SPDR Barclays Capital High Yield Bond ETF	82	0.5

	Total Exchange-Traded Funds (Cost $522)	529	3.0

MUTUAL FUNDS: 96.9%
	Affiliated Investment Companies: 96.9%
140	ING Emerging Markets Index Portfolio — Class I	1,679	9.3
475	ING International Index Portfolio — Class I	4,018	22.3
246	ING RussellTM Mid Cap Index Portfolio — Class I	3,059	17.0
71	ING RussellTM Small Cap Index Portfolio — Class I	908	5.0
63	ING U.S. Bond Index Portfolio — Class I	696	3.9
617	ING U.S. Stock Index Portfolio — Class I	7,095	39.4

	Total Mutual Funds (Cost $15,531)	17,455	96.9

	Total Investments in Securities (Cost $16,053)	$17,984	99.9
	Assets in Excess of Other Liabilities	27	0.1
	Net Assets	$18,011	100.0

Cost for federal income tax purposes is $16,054.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,940
Gross Unrealized Depreciation	(10)
Net Unrealized Appreciation	$1,930

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$529	$—	$—	$529
Mutual Funds	17,455	—	—	17,455
Total Investments, at fair value	$17,984	$—	$—	$17,984

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended December 31, 2012.

See Accompanying Notes to Financial Statements

59

ING INDEX SOLUTION 2055 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.9%
1,441	iShares iBoxx $ High Yield Corporate Bond Fund	$134,518	0.5
12,238	iShares MSCI Emerging Markets Index Fund	542,755	1.9
3,290	SPDR Barclays Capital High Yield Bond ETF	133,903	0.5

	Total Exchange-Traded Funds (Cost $799,243)	811,176	2.9

MUTUAL FUNDS: 97.1%
	Affiliated Investment Companies: 97.1%
215,897	ING Emerging Markets Index Portfolio — Class I	2,590,759	9.4
728,271	ING International Index Portfolio — Class I	6,161,176	22.3
377,175	ING RussellTM Mid Cap Index Portfolio — Class I	4,695,825	17.0
108,328	ING RussellTM Small Cap Index Portfolio — Class I	1,393,096	5.1
98,148	ING U.S. Bond Index Portfolio — Class I	1,076,681	3.9
947,267	ING U.S. Stock Index Portfolio — Class I	10,893,575	39.4

	Total Mutual Funds (Cost $25,365,508)	26,811,112	97.1

	Total Investments in Securities (Cost $26,164,751)	$27,622,288	100.0
	Liabilities in Excess of Other Assets	(396)	—
	Net Assets	$27,621,892	100.0

Cost for federal income tax purposes is $26,359,655.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,468,386
Gross Unrealized Depreciation	(205,753)
Net Unrealized Appreciation	$1,262,633

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$811,176	$—	$—	$811,176
Mutual Funds	26,811,112	—	—	26,811,112
Total Investments, at fair value	$27,622,288	$—	$—	$27,622,288

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended December 31, 2012.

See Accompanying Notes to Financial Statements

60

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2012 were as follows:

Portfolio Name	Type	Per Share Amount
ING Index Solution Income Portfolio
Class ADV	NII	$0.2607
Class I	NII	$0.3041
Class S	NII	$0.2750
Class S2	NII	$0.2900
Class T	NII	$0.2276
All Classes	LTCG	$0.3755
ING Index Solution 2015 Portfolio
Class ADV	NII	$0.1791
Class I	NII	$0.2152
Class S	NII	$0.1890
Class S2	NII	$0.1943
Class T	NII	$0.1425
All Classes	LTCG	$0.3112
ING Index Solution 2020 Portfolio
Class ADV	NII	$0.0191
Class I	NII	$0.0308
Class S	NII	$0.0249
Class S2	NII	$0.0219
Class T	NII	$0.0130
All Classes	STCG	$0.5216
All Classes	LTCG	$0.0027
ING Index Solution 2025 Portfolio
Class ADV	NII	$0.1168
Class I	NII	$0.1522
Class S	NII	$0.1304
Class S2	NII	$0.1361
Class T	NII	$0.0788
All Classes	LTCG	$0.2646
ING Index Solution 2030 Portfolio
Class ADV	NII	$0.0087
Class I	NII	$0.0204
Class S	NII	$0.0145
Class S2	NII	$0.0115
Class T	NII	$0.0014
All Classes	STCG	$0.6691
All Classes	LTCG	$0.0027
ING Index Solution 2035 Portfolio
Class ADV	NII	$0.0917
Class I	NII	$0.1273
Class S	NII	$0.1072
Class S2	NII	$0.1150
Class T	NII	$0.0544
All Classes	LTCG	$0.3206
ING Index Solution 2040 Portfolio
Class ADV	NII	$—
Class I	NII	$0.0076
Class S	NII	$0.0038
Class S2	NII	$0.0019
Class T	NII	$—
All Classes	STCG	$0.7920
All Classes	LTCG	$0.0020
ING Index Solution 2045 Portfolio
Class ADV	NII	$0.0813
Class I	NII	$0.1152
Class S	NII	$0.0964
Class S2	NII	$0.1024
Class T	NII	$0.0428
All Classes	LTCG	$0.2563
ING Index Solution 2050 Portfolio
Class ADV	NII	$—
Class I	NII	$0.0060
Class S	NII	$0.0028
Class S2	NII	$0.0012
Class T	NII	$—
All Classes	STCG	$0.7907
All Classes	LTCG	$0.1342
ING Index Solution 2055 Portfolio
Class ADV	NII	$0.0298
Class I	NII	$0.0527
Class S	NII	$0.0442
Class S2	NII	$0.0482
Class T	NII	$—
All Classes	STCG	$0.0977
All Classes	LTCG	$0.0149

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Solution Income Portfolio	14.18%
ING Index Solution 2015 Portfolio	18.42%
ING Index Solution 2020 Portfolio	2.36%
ING Index Solution 2025 Portfolio	40.16%
ING Index Solution 2030 Portfolio	2.46%
ING Index Solution 2035 Portfolio	53.70%
ING Index Solution 2040 Portfolio	2.87%
ING Index Solution 2045 Portfolio	60.72%
ING Index Solution 2050 Portfolio	2.83%
ING Index Solution 2055 Portfolio	20.21%

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2012:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Index Solution Income Portfolio	$20,073	$0.0011	3.92%
ING Index Solution 2015 Portfolio	$49,647	$0.0019	7.26%
ING Index Solution 2025 Portfolio	$101,360	$0.0027	12.87%
ING Index Solution 2035 Portfolio	$100,148	$0.0035	20.05%
ING Index Solution 2045 Portfolio	$67,156	$0.0041	25.97%
ING Index Solution 2055 Portfolio	$10,992	$0.0048	23.38%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

61

TAX INFORMATION (UNAUDITED) (CONTINUED)

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

62

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Director	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	147	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	November 1997–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	147	None.

Patricia W. Chadwick(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	147	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	November 2007–Present	Retired.	147	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	January 2005–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	147	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	March 2002–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	147	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2006–Present	Consultant (May 2001–Present).	147	Stillwater Mining Company (May 2002–Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/ Director	January 2005–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	147	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

63

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Directors who are “Interested Persons”:

Robert W. Crispin(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	November 2007–Present	Retired.	147	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	182	ING Capital Corporation, LLC (December 2005–Present).

(1)	Subject to the Board’s retirement policy, Directors serve until their successors are duly elected and qualified. The Board’s retirement policy states that each duly elected or appointed Director who is not an “interested person” of the Company, as defined in the 1940 Act, as amended (“Independent Directors”), shall retire from service as a Director at the close of business on December 31 of the calendar year in which the Director reaches the age of 73. A majority vote of the Board may extend the retirement date of a Director if such retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Except for Mr. Mathews and for the purposes of this table “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2013.

(3)	In 2010 and 2011, Patricia Chadwick received approximately $295,000 and $415,000, respectively, from a consulting firm that was engaged by a law firm representing JPMorgan Chase Bank, N.A. The compensation was for her services as an expert in a class action regarding JPMorgan Chase Bank, N.A.’s securities lending activities. JPMorgan Chase Bank, N.A. is an affiliate of JP Morgan Investment Management, Inc., a sub-adviser to ING JPMorgan Mid Cap Value Portfolio. ING JPMorgan Mid Cap Value Portfolio is a series of the ING Partners, Inc. registrant.

(4)	Messrs. Crispin and Matthews are deemed “Interested Persons” of the Company because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

64

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	January 2005–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	January 2005–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	January 2005–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	January 2005–Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	January 2005–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

65

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005–March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

66

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contracts will remain in effect only if the Board of Directors (the “Board”) of ING Partners, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors”), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios.

The Independent Directors also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 29, 2012 meeting, the Board voted to renew the Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Directors considered each Portfolio’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios’ existing Advisory Contracts. Among other actions, the Independent Directors of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Directors to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Directors and the appointment and election of new Directors. In addition, the Independent Directors have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management and address certain unique characteristics related to new or existing ING Funds.

The Board has established (among other committees) two Investment Review Committees, which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Portfolio is assigned to an Investment Review Committee which provides oversight regarding, among other matters, the investment performance of the Adviser. The Investment Review Committees may apply a heightened level of scrutiny in cases where

67

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

performance has lagged an ING Fund’s relevant benchmark, Lipper, Inc. (“Lipper”) and/or Morningstar, Inc. (“Morningstar”) category median.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Directors review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors’ review of advisory arrangements (including the Portfolios’ Advisory Contracts). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and selected peer group of investment companies (“Selected Peer Groups”)to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts for the Portfolios for the year ending November 30, 2013, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Directors prior to the November 29, 2012 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory Contracts; (6) copies of the Form ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, had announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2016. The Board further noted that this separation may result in the Adviser’s loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on

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the Portfolios and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.

The Portfolios invest in a combination of mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). It should be noted that each Portfolio operates as a fund-of-funds and the performance of a Portfolio primarily reflects the performance of the Underlying Funds in which it invests.

The Board noted that the Portfolios benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the Investment Review Committees that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the Investment Review Committees with analyses that are developed to assist the Investment Review Committees in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the Investment Review Committees, which may vary from the perspective of the MRSG.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Company’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of each Portfolio’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and

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committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, and/or primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Portfolio asset levels as of September 30 and October 31, 2012. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board also considered that the Portfolios do not have advisory fee breakpoints but do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic and each Portfolio’s investment performance based on its investments in Underlying Funds.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and its affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser are reasonable for the services that the Adviser performs, which were considered in light of the nature, extent and quality of the services that it has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory fee rates of the Adviser primarily on the factors described

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for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Portfolios. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of fee schedule breakpoints at higher asset levels; changes in portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 29, 2012 meeting in relation to renewing each Portfolio’s current Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Index Solution Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the most recent calendar quarter, the third quintile for the year-to-date period, and the fourth quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s discussion of the reasons for underperformance for the three-year period, because the Portfolio outperformed other periods, including its analysis regarding investment portfolio weightings that resulted in underperformance vis-à-vis the Portfolio’s peer group; (2) Management’s discussion of the reasonableness of the Portfolio’s performance during certain periods; (3) Management’s representations regarding its confidence in the Adviser’s ability to execute the Portfolio’s investment mandate and its expectation that longer-term performance will improve.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and equal to the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2015 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2015 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the one-year period, the third quintile for the year-to-date period, and the fourth quintile for the three-year period.

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In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance for the three-year period, because the Portfolio outperformed other periods, including its analysis regarding the underperformance of certain of these Underlying Funds in which the Portfolio invests; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2020 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2020 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, and the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2025 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; and (3) the Portfolio is ranked in the third quintile for the most recent calendar quarter, year-to-date, and one-year periods, and the fourth quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s discussion of the reasons for underperformance, including its analysis regarding investment portfolio weightings that resulted in

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underperformance vis-à-vis the Portfolio’s peer group; (2) Management’s discussion of the reasonableness of the Portfolio’s performance during certain periods; (3) Management’s representations regarding its confidence in the Adviser’s ability to execute the Portfolio’s investment mandate and its expectation that longer-term performance will improve.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2030 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for the year-to-date period, but underperformed for the most recent calendar quarter; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2035 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods, and the fifth (lowest) quintile for the three-year period.

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In analyzing this performance data, the Board took into account: (1) Management’s discussion of the reasons for underperformance, including its analysis regarding investment portfolio weightings that resulted in underperformance vis-à-vis the Portfolio’s peer group; (2) Management’s discussion of the reasonableness of the Portfolio’s performance during certain periods; (3) Management’s representations regarding its confidence in the Adviser’s ability to execute the Portfolio’s investment mandate and its expectation that longer-term performance will improve.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2040 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for the year-to-date period, but underperformed for the most recent calendar quarter; (2) the Portfolio outperformed its primary benchmark for the year-to-date period, but underperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in the second quintile of its Morningstar Category for the year-to-date period, and the third quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) taking into account that the Portfolio commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance, and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2045 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio

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underperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) Management’s discussion of the reasons for underperformance, including its analysis regarding investment portfolio weightings that resulted in underperformance vis-à-vis the Portfolio’s peer group; (2) Management’s discussion of the reasonableness of the Portfolio’s performance during certain periods; (3) Management’s representations regarding its confidence in the Adviser’s ability to execute the Portfolio’s investment mandate and its expectation that longer-term performance will improve.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2050 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for the year-to-date period, but underperformed for the most recent calendar quarter; (2) the Portfolio outperformed its primary benchmark for the year-to-date period, but underperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date period, and the fourth quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) taking into account that the Portfolio commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance, and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating investment performance. Based on these conclusions and other factors, the Board voted to

75

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2055 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and one-year periods, but outperformed for the year-to-date period; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, and the third quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in March 2010, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UISOL (1212-021913)

Annual Report

December 31, 2012

Classes ADV, I, S, S2 and T

ING Partners, Inc.

■  ING Solution Aggressive Growth Portfolio
■  ING Solution Conservative Portfolio
■  ING Solution Growth Portfolio
■  ING Solution Income Portfolio
■  ING Solution Moderate Portfolio
■  ING Solution 2015 Portfolio
■  ING Solution 2020 Portfolio
■  ING Solution 2025 Portfolio
■  ING Solution 2030 Portfolio
■  ING Solution 2035 Portfolio
■  ING Solution 2040 Portfolio
■  ING Solution 2045 Portfolio
■  ING Solution 2050 Portfolio
■  ING Solution 2055 Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	5
Shareholder Expense Examples	22
Report of Independent Registered Public Accounting Firm	25
Statements of Assets and Liabilities	26
Statements of Operations	34
Statements of Changes in Net Assets	38
Financial Highlights	45
Notes to Financial Statements	52
Portfolios of Investments	64
Tax Information	78
Director and Officer Information	80
Advisory Contract Approval Discussion	84

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Looking Forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled “Global Trends 2030: Alternative Worlds.” The report identifies four “megatrends” that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It’s important to remember that these are projections and subject to change, but they point to the value of keeping one’s portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 4, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

2

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2012

In the early part of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The recovery from there was dramatic and the MSCI World IndexSM ended up 15.71% for the whole year, despite slow, patchy improvement in economic data, and investors’ frustration at the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. (The MSCI World IndexSM returned 15.83% for the one year ended December 31, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding less than one third of the way to 139,000 by December. The unemployment rate was still uncomfortably high at 7.7%.

By December, other economic data, from average hourly earnings growth to consumer confidence to retail sales were mostly inconclusive. Final third quarter gross domestic product (“GDP”) growth was revised up to 3.1%, but it didn’t feel like it and the next few quarters were expected to show growth at about half of this level.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 4.3% year-over-year gain, while new home sales in November were the highest since April 2010.

Also in the relative doldrums was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the shortage of good news, the MSCI World IndexSM ended December 16% above the low point in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain’s shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank (“ECB”) President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Under certain conditions, the ECB would buy without limitation the 1–3 year bonds of a country in difficulties.

In September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Then in December, “Operation Twist” was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

So the year ended with central bankers sounding increasingly determined to underpin the euro and the prices of risky assets. This was enough to drive those prices higher despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece’s next bailout tranche until November 27. In the U.S., the newly-elected Congress looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement on tax increases alone which postponed an even bigger conflict on spending and the debt ceiling until March.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 4.22% in 2012. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB, returned only 1.99% as risk appetite recovered. By contrast the Barclays Capital U.S. Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 9.82%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 15.78%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 16.00% in the fiscal year. By sector, financials led the way with a return of 28.82%, followed by consumer discretionary with a return of 23.92%. No sector incurred a loss, but defensive utilities’ slim 1.29% gain reflected improved risk appetite. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets, the dollar fell 1.76% against the euro, which rebounded after Draghi’s July pronouncements, and 4.38% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 12.79% over the yen in 2012, as Japan’s parliamentary opposition won a landslide in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index soared 21.57%, due mainly to the monetary stimulus referred to above. This was despite the effect on Japan’s export focused economy of the euro zone crisis, the slowdown in China and a return to recession. The MSCI Europe ex UK® Index rose 18.78% due to central bank initiatives, in the face of economic news that was unremittingly bad, also including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 10.19%, boosted by financials but held back by large, lagging energy and materials. The U.K. GDP grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI EAFE® Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
S&P Target Risk Aggressive Index
Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.

S&P Target Risk Conservative Index	Seeks to emphasize exposure to fixed income in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.
S&P Target Risk Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2015 Index, S&P Target Date 2020 Index, S&P Target Date 2025 Index, S&P Target Date 2030 Index, S&P Target Date 2035 Index, S&P Target Date 2040 Index and S&P Target Date 2045 Index	Each seeks to represent the market consensus for asset allocations which target an approximate 2015, 2020, 2025, 2030, 2035, 2040, 2045 and beyond 2045 retirement horizon, respectively.

4

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION PORTFOLIOS

The ING Solution Portfolios consist of ING Solution Aggressive Growth Portfolio, ING Solution Conservative Portfolio, ING Solution Growth Portfolio, ING Solution Income Portfolio, ING Solution Moderate Portfolio, ING Solution 2015 Portfolio, ING Solution 2020 Portfolio, ING Solution 2025 Portfolio, ING Solution 2030 Portfolio, ING Solution 2035 Portfolio, ING Solution 2040 Portfolio, ING Solution 2045 Portfolio, ING Solution 2050 Portfolio and ING Solution 2055 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC (“DSL” or “Investment Adviser”), under the guidance of an Investment Committee(1)(2). ING Investment Management Co. LLC (“Consultant”) is a consultant to the Investment Adviser. Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep.

Portfolio Specifics: The Investment Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus. Each Portfolio’s approximate target investment allocations among the asset classes in which the Portfolios invest are set out in the table below. Actual allocations of the Portfolios’ assets may deviate from the target percentages shown. Assets will be allocated among the Underlying Funds and markets based on judgments made by DSL. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund.

During the year, the U.S. financial markets advanced and retreated in response to the headwinds of electoral politics. Low interest rates and high levels of liquidity sustained investors’ appetite for risk assets. Among the style-specific Russell equity indexes, mid-cap stocks outperformed small- and large-caps, while value generally outperformed growth. Among fixed income assets, the top gainers were high yield and investment grade corporate bonds. In contrast, U.S. Treasury securities generally lagged the spread sectors.

We began the year with a tactical overweight to high yield bonds, offset by an underweight to core and short duration bonds. We increased our position in high yield at the beginning of January. At the end of the month, we reduced our underweight position in short duration, funded by increasing our underweight to core bonds, while remaining overweight to high yield. With spreads tightening significantly since December, we felt it prudent to reduce our overweight position in high yield at the beginning of March and moved to remove the entire position at the end of the month, taking profits.

In the middle of May, we moved to overweight U.S. large-cap equities and underweight emerging market equities in the 2025 through 2055 Portfolios. During the second quarter, as part of our annual review process, we made adjustments to our strategic asset allocation targets to reflect our revised long term capital market expectations for a range of asset classes. This resulted in modest changes in our sub-asset allocations. The most notable changes included a modest reduction in international developed markets, commodities and real estate investment trusts (“REIT”) due to our lower growth expectations for these asset classes. In contrast, we increased our allocations in U.S. equities, particularly mid-cap, as well as high yield bonds and Treasury Inflation-Protected Securities (“TIPS”) within the near-dated Portfolios.

We began the third quarter with an overweight position in large-cap U.S. equities and underweight to emerging market equities. Our investment thesis was based on our expectations that the U.S. expansion was showing signs of self-sustainability and the emerging economies, particularly China, were showing signs of slowdown. A primary risk to this position included policy moves, and announcements by the Fed in September indicated that the domestic monetary policy was virtually unlimited and open-ended. Thus, in mid-September, we removed all of our tactical positions.

In mid-November, we moved to an overweight position in large-cap value U.S. equities and underweight to large-cap growth U.S. equities, as we believed the former was more attractive from a price-to-book standpoint and should benefit from a continued U.S. cyclical recovery. In early December, we initiated an underweight to large-cap core U.S. equities and overweight to MSCI EAFE® and emerging markets. In late December, we initiated an overweight to high yield and an underweight to core U.S. fixed income given attractive valuations and improving fundamentals.

During the year, tactical moves relative to our strategic benchmarks had a positive impact overall across all portfolios. The majority of our target date Solution Portfolios outperformed their respective S&P Target Date indices in 2012. Our far-dated Portfolios were helped by having a higher equity allocation, as equities significantly outperformed bonds in 2012. Although our near-dated Portfolios have less exposure to equities, strong performance from our fixed income managers, as well as a lower allocation to short duration bonds which underperformed the majority of fixed income asset classes during the year, allowed us to outperformed S&P’s near dated indices.

The majority of our risk based Solution Portfolios outperformed their respective S&P Risk Based indices in 2012. Solution Growth Portfolio, Solution Moderate Portfolio and Solution Conservative Portfolio benefited by having a larger allocation to equities. Solution Aggressive Growth Portfolio’s slightly lower allocation to equities was a headwind relative to its S&P index however this was largely offset by solid performance from underlying managers and tactical decisions.

Solid contributions to overall relative performance were widespread from domestic and international equity and fixed income markets. The largest relative contributors for the year came from allocations within intermediate term bond (ING Intermediate Bond Portfolio and ING PIMCO Total Return Bond Portfolio), global bond (ING Global Bond Portfolio), large-cap growth (ING T. Rowe Price Growth Equity Portfolio and ING Large Cap Growth Portfolio) and foreign large-cap growth (ING International Growth Fund).

Among the largest relative detractors were large-cap blend (ING Davis New York Venture Portfolio), large-cap value (ING Large Cap Value Portfolio), mid-cap growth (ING Mid Cap Opportunities Portfolio), small-cap blend (ING Small Company Portfolio), emerging markets (ING Emerging Markets Equity Fund) and bank loans (ING Floating Rate Fund). Among the alternatives asset classes, both real estate (ING Clarion Global Real Estate Portfolio and ING Clarion Real Estate Portfolio) and commodities (ING Goldman Sachs Commodity Strategy Portfolio) were detractors.

During the period, underlying manager allocation move to increase passive exposure in the core fixed income asset class was slightly detractive. Additionally, amongst underlying fund changes, ING Thornburg Value Portfolio and ING Marsico Growth Portfolio were both removed from the suite.

Current Strategy and Outlook: Our base case for 2013 is for modest U.S. economic growth, driven by a recovery in housing, consumption and business investment. We believe pent-up demand from deleveraging will be a big driver of growth. We believe fiscal uncertainty could continue to dampen activity in early 2013, although a resolution should lead to stronger business investment growth by mid-2013. We believe Europe may swing from a mild recession in 2012 to slow growth in 2013. We believe this will benefit U.S. exports and S&P 500® earnings. We see little risk of serious inflation or deflation in 2013.

We believe the Federal Reserve will continue with its agency mortgage-backed security purchase program until late 2013 at the earliest. We see little chance of a policy reversal toward tightening before 2015. Risks remain high because of structural, cyclical and policy problems around the world.

(1)	The members of the Investment Committee are: Halvard Kvaale, CIMA, Paul Zemsky, Chief Investment Officer and CFA, and Heather Hackett, Vice President and CFA. Effective August 30, 2012, Halvard Kvaale was added as a committee member. Effective August 31, 2012, William Evans was removed as a committee member.

(2)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated April 30, 2012.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for these Portfolios may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

ING SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Period Ended December 31, 2012
1 Year
ING Solution Aggressive Growth Portfolio, Class S	15.28%
S&P Target Risk Aggressive Index	15.47%
ING Solution Conservative Portfolio, Class S	10.34%
S&P Target Risk Conservative Index	6.86%
ING Solution Growth Portfolio, Class S	13.71%
S&P Target Risk Growth Index	11.72%
ING Solution Income Portfolio, Class S	9.77%
S&P Target Date Retirement Income Index	7.78%
Russell 3000® Index	16.42%
MSCI EAFE® Index	17.32%
Barclays Capital U.S. Aggregate Bond (“BCAB”) Index	4.21%
ING Solution Moderate Portfolio, Class S	11.99%
S&P Target Risk Moderate Index	8.86%
ING Solution 2015 Portfolio, Class S	11.48%
S&P Target Date 2015 Index	10.60%
Russell 3000® Index	16.42%
MSCI EAFE® Index	17.32%
BCAB Index	4.21%
ING Solution 2020 Portfolio, Class S	11.90%
S&P Target Date 2020 Index	11.76%
ING Solution 2025 Portfolio, Class S	13.44%
S&P Target Date 2025 Index	12.79%
Russell 3000® Index	16.42%
MSCI EAFE® Index	17.32%
BCAB Index	4.21%
ING Solution 2030 Portfolio, Class S	13.62%
S&P Target Date 2030 Index	13.71%
ING Solution 2035 Portfolio, Class S	15.09%
S&P Target Date 2035 Index	14.41%
Russell 3000® Index	16.42%
MSCI EAFE® Index	17.32%
BCAB Index	4.21%
ING Solution 2040 Portfolio, Class S	15.02%
S&P Target Date 2040 Index	14.98%
ING Solution 2045 Portfolio, Class S	15.47%
S&P Target Date 2045 Index	15.43%
Russell 3000® Index	16.42%
MSCI EAFE® Index	17.32%
BCAB Index	4.21%
ING Solution 2050 Portfolio, Class S	15.01%
S&P Target Date 2045 Index	15.43%
ING Solution 2055 Portfolio, Class S	15.53%
S&P Target Date 2045 Index	15.43%

6

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION PORTFOLIOS

Target Allocations as of December 31, 2012 (as a percentage of net assets)

	ING Solution Aggressive Portfolio	ING Solution Conservative Portfolio	ING Solution Moderate Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio	ING Solution 2015 Portfolio	ING Solution 2020 Portfolio
U.S. Large Cap Stocks	39%	15%	19%	34%	23%	24%	31%
U.S. Mid Cap Stocks	16%	8%	10%	12%	6%	9%	10%
U.S. Small Cap Stocks	3%	0%	2%	2%	0%	0%	4%
Non-U.S./International Stocks	15%	2%	6%	8%	2%	8%	8%
Emerging Markets Equity	7%	0%	3%	5%	0%	0%	0%
Domestic Real Estate Investment Trusts (“REITs”)	2%	0%	2%	2%	2%	2%	2%
Commodities	3%	0%	3%	2%	2%	2%	2%
Core Fixed-Income	9%	36%	34%	20%	38%	30%	20%
Short-Term Bonds	0%	8%	5%	2%	8%	7%	6%
High Yield Bonds	3%	8%	4%	4%	2%	2%	2%
Floating Rate Bonds	2%	5%	3%	3%	3%	3%	3%
Non-U.S. Bond	1%	9%	4%	4%	5%	5%	5%
Treasury Inflation Protected Securities	0%	9%	5%	2%	9%	8%	7%
	100%	100%	100%	100%	100%	100	100%

	ING Solution 2025 Portfolio	ING Solution 2030 Portfolio	ING Solution 2035 Portfolio	ING Solution 2040 Portfolio	ING Solution 2045 Portfolio	ING Solution 2050 Portfolio	ING Solution 2055 Portfolio
U.S. Large Cap Stocks	33%	40%	42%	46%	48%	48%	48%
U.S. Mid Cap Stocks	12%	12%	12%	13%	13%	13%	13%
U.S. Small Cap Stocks	4%	4%	4%	5%	5%	5%	5%
Non-U.S./International Stocks	11%	12%	16%	16%	18%	18%	18%
Emering Markets Equity	4%	5%	7%	7%	7%	7%	7%
Domestic Real Estate Investment Trusts (“REITs”)	2%	2%	2%	2%	2%	2%	2%
Commodities	2%	2%	2%	2%	2%	2%	2%
Core Fixed-Income	16%	12%	8%	7%	5%	5%	5%
Short-Term Bonds	6%	6%	2%	0%	0%	0%	0%
High Yield Bonds	2%	2%	2%	2%	0%	0%	0%
Floating Rate Bonds	3%	3%	3%	0%	0%	0%	0%
Non-U.S. Bond	5%	0%	0%	0%	0%	0%	0%
Treasury Inflation Protected Securities	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%

As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

7

ING SOLUTION AGGRESSIVE GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010
Class ADV	15.07%	6.64%
Class I	15.62%	7.20%
Class S	15.28%	6.91%
Class S2	15.18%	6.79%
S&P Target Risk Aggressive Index	15.47%	8.72	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Aggressive Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from May 1, 2010.

8

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION CONSERVATIVE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010
Class ADV	10.19%	5.65%
Class I	10.60%	6.19%
Class S	10.34%	5.90%
Class S2	10.23%	5.74%
S&P Target Risk Conservative Index	6.86%	5.87	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Conservative Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from May 1, 2010.

9

ING SOLUTION GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes ADV, I and S July 2, 2007		Since Inception of Class S2 April 30, 2010
Class ADV	13.35%	0.84%	0.41%		—
Class I	13.86%	1.46%	1.05%		—
Class S	13.71%	1.20%	0.78%		—
Class S2	13.54%	—	—		6.57%
S&P Target Risk Growth Index	11.72%	2.21%	2.22	%(1)	7.47	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from July 1, 2007.

(2)	Since inception performance for the index is shown from May 1, 2010.

10

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	9.57%	3.10%	4.04%		—		—
Class I	10.12%	3.62%	4.57%		—		—
Class S	9.77%	3.35%	4.30%		—		—
Class S2	9.62%	—	—		8.97%		—
Class T	9.29%	2.89%	—		—		3.63%
S&P Target Date Retirement Income Index	7.78%	3.63%	4.99	%(1)	8.77	%(2)	4.7	%(3)
Russell 3000 Index	16.42%	2.04%	5.37	%(1)	15.94	%(2)	4.55	%(3)
MSCI EAFE Net Index	17.32%	(3.69)%	4.05	%(1)	8.69	%(2)	3.26	%(3)
Barclays Capital U.S. Aggregate Bond Index (BCAB)	4.21%	5.95%	5.54	%(1)	6.46	%(2)	5.52	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2005.

(2)	Since inception performance for the indices is shown from June 1, 2009.

(3)	Since inception performance for the indices is shown from September 1, 2005.

11

ING SOLUTION MODERATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes ADV, I and S July 2, 2007		Since Inception of Class S2 April 30, 2010
Class ADV	11.79%	2.17%	1.97%		—
Class I	12.23%	2.91%	2.72%		—
Class S	11.99%	2.59%	2.39%		—
Class S2	11.85%	—	—		6.37%
S&P Target Risk Moderate Index	8.86%	2.68%	2.85	%(1)	6.23	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Moderate Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from July 1, 2007.

(2)	Since inception performance for the index is shown from May 1, 2010.

12

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2015 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	11.14%	1.70%	3.91%		—		—
Class I	11.70%	2.20%	4.44%		—		—
Class S	11.48%	1.95%	4.18%		—		—
Class S2	11.22%	—	—		10.68%		—
Class T	10.98%	1.49%	—		—		3.22%
S&P Target Date 2015 Index	10.60%	3.24%	5.42	%(1)	10.94	%(2)	4.96	%(3)
Russell 3000 Index	16.42%	2.04%	5.37	%(1)	15.94	%(2)	4.55	%(3)
MSCI EAFE Net Index	17.32%	(3.69)%	4.05	%(1)	8.69	%(2)	3.26	%(3)
Barclays Capital U.S. Aggregate Bond Index (BCAB)	4.21%	5.95%	5.54	%(1)	6.46	%(2)	5.52	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2015 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2005.

(2)	Since inception performance for the indices is shown from June 1, 2009.

(3)	Since inception performance for the indices is shown from September 1, 2005.

13

ING SOLUTION 2020 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	11.76%	16.79%
Class I	12.22%	17.27%
Class S	11.90%	16.91%
Class S2	11.88%	16.89%
Class T	11.53%	16.51%
S&P Target Date 2020 Index	11.76%	17.47	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2020 Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from October 3, 2011.

14

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2025 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	13.24%	0.56%	3.64%		—		—
Class I	13.83%	1.06%	4.19%		—		—
Class S	13.44%	0.80%	3.91%		—		—
Class S2	13.33%	—	—		11.90%		—
Class T	12.95%	0.35%	—		—		2.75%
S&P Target Date 2025 Index	12.79%	2.65%	5.54	%(1)	12.45	%(2)	4.94	%(3)
Russell 3000 Index	16.42%	2.04%	5.37	%(1)	15.94	%(2)	4.55	%(3)
MSCI EAFE Net Index	17.32%	(3.69)%	4.05	%(1)	8.69	%(2)	3.26	%(3)
Barclays Capital U.S. Aggregate Bond Index (BCAB)	4.21%	5.95%	5.54	%(1)	6.46	%(2)	5.52	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2005.

(2)	Since inception performance for the indices is shown from June 1, 2009.

(3)	Since inception performance for the indices is shown from September 1, 2005.

15

ING SOLUTION 2030 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	13.48%	20.07%
Class I	13.94%	20.55%
Class S	13.62%	20.19%
Class S2	13.60%	20.17%
Class T	13.25%	19.79%
S&P Target Date 2030 Index	13.71%	20.83	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2030 Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from October 3, 2011.

16

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2035 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	14.89%	0.08%	3.76%		—		—
Class I	15.37%	0.56%	4.29%		—		—
Class S	15.09%	0.33%	4.03%		—		—
Class S2	14.97%	—	—		12.50%		—
Class T	14.59%	(0.13)%	—		—		2.79%
S&P Target Date 2035 Index	14.41%	1.93%	5.39	%(1)	13.30	%(2)	4.72	%(3)
Russell 3000 Index	16.42%	2.04%	5.37	%(1)	15.94	%(2)	4.55	%(3)
MSCI EAFE Net Index	17.32%	(3.69)%	4.05	%(1)	8.69	%(2)	3.26	%(3)
Barclays Capital U.S. Aggregate Bond Index (BCAB)	4.21%	5.95%	5.54	%(1)	6.46	%(2)	5.52	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2035 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2005.

(2)	Since inception performance for the indices is shown from June 1, 2009.

(3)	Since inception performance for the indices is shown from September 1, 2005.

17

ING SOLUTION 2040 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	14.70%	22.61%
Class I	15.34%	23.24%
Class S	15.02%	22.89%
Class S2	14.91%	22.79%
Class T	14.56%	22.41%
S&P Target Date 2040 Index	14.98%	22.84	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2040 Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from October 3, 2011.

18

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2045 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	15.23%	(0.55)%	3.76%		—		—
Class I	15.81%	(0.05)%	4.28%		—		—
Class S	15.47%	(0.31)%	4.01%		—		—
Class S2	15.37%	—	—		12.79%		—
Class T	14.98%	(0.75)%	—		—		2.60%
S&P Target Date 2045 Index	15.43%	1.46%	—	%(1)	13.65	%(2)	4.56	%(3)
Russell 3000 Index	16.42%	2.04%	5.37	%(4)	15.94	%(2)	4.55	%(3)
MSCI EAFE Net Index	17.32%	(3.69)%	4.05	%(4)	8.69	%(2)	3.26	%(3)
Barclays Capital U.S. Aggregate Bond Index (BCAB)	4.21%	5.95%	5.54	%(4)	6.46	%(2)	5.52	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The inception date of the S&P Target Date 2045 Index is May 31, 2005.

(2)	Since inception performance for the indices is shown from June 1, 2009.

(3)	Since inception performance for the indices is shown from September 1, 2005.

(4)	Since inception performance for the indices is shown from May 1, 2005.

19

ING SOLUTION 2050 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	14.78%	22.68%
Class I	15.42%	23.32%
Class S	15.01%	22.88%
Class S2	14.90%	22.78%
Class T	14.65%	22.48%
S&P Target Date 2045 Index	15.43%	23.50	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2050 Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from October 3, 2011.

20

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2055 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S, S2 and T March 8, 2010
Class ADV	15.27%	7.75%
Class I	15.80%	8.25%
Class S	15.53%	8.00%
Class S2	15.30%	7.83%
Class T	14.95%	7.49%
S&P Target Date 2045 Index	15.43%	10.26	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2055 Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2010.

21

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period (except as noted) and held for the entire period from July 1, 2012 to December 31, 2012. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2012**	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2012**
ING Solution Aggressive Growth Portfolio
Class ADV	$1,000.00	$1,075.20	0.62%	$3.23	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,078.00	0.12	0.63	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,076.50	0.37	1.93	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,075.60	0.52	2.71	1,000.00	1,022.52	0.52	2.64
ING Solution Conservative Portfolio
Class ADV	$1,000.00	$1,044.80	0.62%	$3.19	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,046.50	0.12	0.62	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,044.60	0.37	1.90	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,044.30	0.52	2.67	1,000.00	1,022.52	0.52	2.64

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

22

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2012**	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2012**
ING Solution Growth Portfolio
Class ADV	$1,000.00	$1,062.60	0.62%	$3.21	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,063.40	0.12	0.62	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,064.30	0.37	1.92	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,062.40	0.52	2.70	1,000.00	1,022.52	0.52	2.64
ING Solution Income Portfolio
Class ADV	$1,000.00	$1,041.60	0.62%	$3.18	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,044.10	0.12	0.62	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,042.30	0.37	1.90	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,041.70	0.52	2.67	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,040.40	0.82	4.21	1,000.00	1,021.01	0.82	4.17
ING Solution Moderate Portfolio
Class ADV	$1,000.00	$1,051.80	0.62%	$3.20	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,053.90	0.12	0.62	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,052.60	0.37	1.91	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,052.20	0.52	2.68	1,000.00	1,022.52	0.52	2.64
ING Solution 2015 Portfolio
Class ADV	$1,000.00	$1,049.30	0.62%	$3.19	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,053.00	0.12	0.62	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,051.30	0.37	1.91	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,050.50	0.52	2.68	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,049.40	0.82	4.22	1,000.00	1,021.01	0.82	4.17
ING Solution 2020 Portfolio
Class ADV	$1,000.00	$1,053.50	0.62%	$3.20	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,055.20	0.12	0.62	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,053.00	0.37	1.91	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,053.70	0.52	2.68	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,051.30	0.82	4.23	1,000.00	1,021.01	0.82	4.17
ING Solution 2025 Portfolio
Class ADV	$1,000.00	$1,062.80	0.62%	$3.21	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,065.90	0.12	0.62	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,064.60	0.37	1.92	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,064.20	0.52	2.70	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,062.60	0.82	4.25	1,000.00	1,021.01	0.82	4.17
ING Solution 2030 Portfolio
Class ADV	$1,000.00	$1,065.40	0.62%	$3.22	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,067.10	0.12	0.62	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,065.00	0.37	1.92	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,065.60	0.52	2.70	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,064.10	0.82	4.25	1,000.00	1,021.01	0.82	4.17

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

23

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2012**	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2012**
ING Solution 2035 Portfolio
Class ADV	$1,000.00	$1,073.10	0.62%	$3.23	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,075.30	0.12	0.63	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,074.00	0.37	1.93	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,073.10	0.52	2.71	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,071.40	0.82	4.27	1,000.00	1,021.01	0.82	4.17
ING Solution 2040 Portfolio
Class ADV	$1,000.00	$1,073.40	0.62%	$3.23	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,075.80	0.12	0.63	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,073.70	0.37	1.93	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,074.40	0.52	2.71	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,072.10	0.82	4.27	1,000.00	1,021.01	0.82	4.17
ING Solution 2045 Portfolio
Class ADV	$1,000.00	$1,077.80	0.62%	$3.24	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,079.90	0.12	0.63	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,078.80	0.37	1.93	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,077.70	0.52	2.72	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,075.90	0.82	4.28	1,000.00	1,021.01	0.82	4.17
ING Solution 2050 Portfolio
Class ADV	$1,000.00	$1,075.10	0.62%	$3.23	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,078.40	0.12	0.63	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,076.30	0.37	1.93	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,076.20	0.52	2.71	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,074.60	0.82	4.28	1,000.00	1,021.01	0.82	4.17
ING Solution 2055 Portfolio
Class ADV	$1,000.00	$1,077.00	0.62%	$3.24	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,079.60	0.12	0.63	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,078.70	0.37	1.93	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,078.30	0.52	2.72	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,075.70	0.82	4.28	1,000.00	1,021.01	0.82	4.17

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Solution Aggressive Growth Portfolio, ING Solution Conservative Portfolio, ING Solution Growth Portfolio, ING Solution Income Portfolio, ING Solution Moderate Portfolio, ING Solution 2015 Portfolio, ING Solution 2020 Portfolio, ING Solution 2025 Portfolio, ING Solution 2030 Portfolio, ING Solution 2035 Portfolio, ING Solution 2040 Portfolio, ING Solution 2045 Portfolio, ING Solution 2050 Portfolio, and ING Solution 2055 Portfolio, each a series of ING Partners, Inc., as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent and custodian of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

25

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING Solution Aggressive Growth Portfolio	ING Solution Conservative Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio
ASSETS:
Investments in securities at fair value*	$488,559	$306,547	$896,225	$4,344,437
Investments in affiliated underlying funds**	22,463,593	14,823,793	42,729,962	207,764,689
Total Investments at fair value	$22,952,152	$15,130,340	$43,626,187	$212,109,126
Cash	4,457	3,106	7,264	35,009
Receivables:
Investment in affiliated underlying funds sold	716,845	—	—	—
Fund shares sold	39,204	19,000	39,646	172,740
Dividends	158	13	191	114
Prepaid expenses	186	114	337	1,772
Reimbursement due from manager	3,154	2,288	4,783	22,732
Total assets	23,716,156	15,154,861	43,678,408	212,341,493

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	19,000	39,646	92,231
Payable for fund shares redeemed	756,049	—	—	80,509
Payable for investment management fees	1,998	1,270	3,671	17,887
Payable for administrative fees	1,998	1,270	3,671	17,887
Payable for distribution and shareholder service fees	8,038	5,205	14,411	63,905
Payable for trustee fees	103	64	191	1,091
Other accrued expenses and liabilities	607	294	426	18,141
Total liabilities	768,793	27,103	62,016	291,651
NET ASSETS	$22,947,363	$15,127,758	$43,616,392	$212,049,842

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$21,118,439	$14,400,628	$40,473,431	$215,183,690
Undistributed net investment income	456,494	441,053	973,542	6,380,545
Accumulated net realized gain (loss)	438,369	49,924	777,067	(14,044,512)
Net unrealized appreciation	934,061	236,153	1,392,352	4,530,119
NET ASSETS	$22,947,363	$15,127,758	$43,616,392	$212,049,842
__________
* Cost of investments in securities	$476,266	$298,819	$873,668	$4,234,613
** Cost of investments in affiliated underlying funds	$21,541,825	$14,595,368	$41,360,167	$203,344,394

See Accompanying Notes to Financial Statements

26

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING Solution Aggressive Growth Portfolio	ING Solution Conservative Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio
Class ADV
Net assets	$13,603,463	$9,540,657	$24,244,309	$111,796,026
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,172,207	850,660	2,464,199	10,269,574
Net asset value and redemption price per share	$11.61	$11.22	$9.84	$10.89

Class I
Net assets	$3,533	$3,413	$1,010	$25,403,276
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	301	100	2,284,013
Net asset value and redemption price per share	$11.74	$11.34	$10.10	$11.12

Class S
Net assets	$9,256,136	$5,285,469	$18,348,693	$68,702,640
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	793,112	468,793	1,844,959	6,227,439
Net asset value and redemption price per share	$11.67	$11.27	$9.95	$11.03

Class S2
Net assets	$84,231	$298,219	$1,022,380	$5,889,289
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,190	26,546	103,279	545,859
Net asset value and redemption price per share	$11.72	$11.23	$9.90	$10.79

Class T
Net assets	n/a	n/a	n/a	$258,611
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	22,904
Net asset value and redemption price per share	n/a	n/a	n/a	$11.29

See Accompanying Notes to Financial Statements

27

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING Solution Moderate Portfolio	ING Solution 2015 Portfolio	ING Solution 2020 Portfolio	ING Solution 2025 Portfolio
ASSETS:
Investments in securities at fair value*	$936,805	$15,286,602	$355	$25,537,661
Investments in affiliated underlying funds**	44,863,570	728,659,766	17,385	1,219,056,076
Total Investments at fair value	$45,800,375	$743,946,368	$17,740	$1,244,593,737
Cash	7,418	116,691	21	193,423
Receivables:
Investment in affiliated underlying funds sold	—	579,797	—	4,717,604
Fund shares sold	64,103	206,033	—	242,785
Dividends	87	1,378	—	6,711
Prepaid expenses	347	6,254	—	10,334
Reimbursement due from manager	4,906	69,918	24	123,982
Total assets	45,877,236	744,926,439	17,785	1,249,888,576

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	57,230	—	—	—
Payable for fund shares redeemed	6,873	785,830	—	4,960,389
Payable for investment management fees	3,850	62,839	2	104,909
Payable for administrative fees	3,850	62,839	2	104,909
Payable for distribution and shareholder service fees	14,401	203,281	5	333,705
Payable for trustee fees	199	3,832	2	6,275
Other accrued expenses and liabilities	584	78,135	4	119,361
Total liabilities	86,987	1,196,756	15	5,629,548
NET ASSETS	$45,790,249	$743,729,683	$17,770	$1,244,259,028

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$42,645,770	$748,151,871	$15,038	$1,212,696,817
Undistributed net investment income	1,168,298	21,930,937	439	27,474,166
Accumulated net realized gain (loss)	877,059	(47,632,885)	1,195	(68,423,839)
Net unrealized appreciation	1,099,122	21,279,760	1,098	72,511,884
NET ASSETS	$45,790,249	$743,729,683	$17,770	$1,244,259,028
__________
* Cost of investments in securities	$913,129	$14,900,514	$346	$24,893,989
** Cost of investments in affiliated underlying funds	$43,788,124	$707,766,094	$16,295	$1,147,187,864

See Accompanying Notes to Financial Statements

28

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING Solution Moderate Portfolio	ING Solution 2015 Portfolio	ING Solution 2020 Portfolio	ING Solution 2025 Portfolio
Class ADV
Net assets	$22,424,504	$297,551,501	$3,551	$494,887,512
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,152,837	26,559,246	301	43,103,423
Net asset value and redemption price per share	$10.42	$11.20	$11.80	$11.48

Class I
Net assets	$1,079	$104,662,156	$3,566	$191,143,580
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	100	9,156,351	301	16,298,152
Net asset value and redemption price per share	$10.79	$11.43	$11.85	$11.73

Class S
Net assets	$22,652,548	$312,615,532	$3,556	$512,356,682
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,136,671	27,572,524	301	44,079,594
Net asset value and redemption price per share	$10.60	$11.34	$11.81	$11.62

Class S2
Net assets	$712,118	$26,644,289	$3,555	$43,134,400
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	67,521	2,406,573	301	3,791,425
Net asset value and redemption price per share	$10.55	$11.07	$11.81	$11.38
Class T
Net assets	n/a	$2,256,205	$3,542	$2,736,854
Shares authorized	n/a	100,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	198,837	301	234,298
Net asset value and redemption price per share	n/a	$11.35	$11.77	$11.68

See Accompanying Notes to Financial Statements

29

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING Solution 2030 Portfolio	ING Solution 2035 Portfolio	ING Solution 2040 Portfolio	ING Solution 2045 Portfolio
ASSETS:
Investments in securities at fair value*	$355	$22,046,385	$355	$14,397,784
Investments in affiliated underlying funds**	17,831	1,053,760,778	18,362	686,998,158
Total Investments at fair value	$18,186	$1,075,807,163	$18,717	$701,395,942
Cash	59	529,458	46	108,754
Receivables:
Investment in affiliated underlying funds sold	—	2,761,237	—	2,587,368
Fund shares sold	—	120,540	—	183,640
Dividends	—	6,837	—	5,079
Prepaid expenses	—	8,995	—	5,877
Reimbursement due from manager	23	105,851	23	68,891
Total assets	18,268	1,079,340,081	18,786	704,355,551

LIABILITIES:
Payable for fund shares redeemed	—	2,881,778	—	2,771,008
Payable for investment management fees	2	90,554	2	59,096
Payable for administrative fees	2	90,554	2	59,096
Payable for distribution and shareholder service fees	5	283,266	6	174,887
Payable for trustee fees	2	5,410	2	3,527
Other accrued expenses and liabilities	4	104,141	4	69,543
Total liabilities	15	3,455,703	16	3,137,157
NET ASSETS	$18,253	$1,075,884,378	$18,770	$701,218,394

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$15,039	$1,020,611,676	$15,039	$647,310,070
Undistributed net investment income	354	20,010,941	312	11,684,098
Accumulated net realized gain (loss)	1,260	(35,848,262)	1,343	(17,199,608)
Net unrealized appreciation	1,600	71,110,023	2,076	59,423,834
NET ASSETS	$18,253	$1,075,884,378	$18,770	$701,218,394
__________
* Cost of investments in securities	$346	$21,490,916	$346	$14,035,439
** Cost of investments in affiliated underlying funds	$16,240	$983,206,224	$16,295	$627,936,669

See Accompanying Notes to Financial Statements

30

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING Solution 2030 Portfolio	ING Solution 2035 Portfolio	ING Solution 2040 Portfolio	ING Solution 2045 Portfolio
Class ADV
Net assets	$3,647	$411,758,364	$3,749	$239,900,777
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	34,834,637	301	20,026,945
Net asset value and redemption price per share	$12.12	$11.82	$12.45	$11.98

Class I
Net assets	$3,665	$168,154,107	$3,769	$124,166,216
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	13,949,443	301	10,168,273
Net asset value and redemption price per share	$12.17	$12.05	$12.52	$12.21

Class S
Net assets	$3,652	$456,581,462	$3,757	$313,756,745
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	38,176,811	301	25,928,411
Net asset value and redemption price per share	$12.13	$11.96	$12.48	$12.10

Class S2
Net assets	$3,651	$36,829,594	$3,753	$22,458,219
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	3,158,545	301	1,889,301
Net asset value and redemption price per share	$12.13	$11.66	$12.47	$11.89

Class T
Net assets	$3,638	$2,560,851	$3,742	$936,437
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	212,978	301	77,373
Net asset value and redemption price per share	$12.09	$12.02	$12.43	$12.10

See Accompanying Notes to Financial Statements

31

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING Solution 2050 Portfolio	ING Solution 2055 Portfolio
ASSETS:
Investments in securities at fair value*	$355	$1,015,260
Investments in affiliated underlying funds**	18,335	50,313,743
Total Investments at fair value	$18,690	$51,329,003
Cash	46	8,847
Receivables:
Fund shares sold	—	269,943
Dividends	—	360
Prepaid expenses	—	373
Reimbursement due from manager	29	6,183
Total assets	18,765	51,614,709

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	245,996
Payable for fund shares redeemed	—	23,946
Payable for investment management fees	2	4,212
Payable for administrative fees	2	4,212
Payable for distribution and shareholder service fees	6	13,123
Payable for trustee fees	2	205
Other accrued expenses and liabilities	4	2,048
Total liabilities	16	293,742
NET ASSETS	$18,749	$51,320,967

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$15,039	$47,625,432
Undistributed net investment income	296	824,549
Accumulated net realized gain	1,323	710,887
Net unrealized appreciation	2,091	2,160,099
NET ASSETS	$18,749	$51,320,967
__________
* Cost of investments in securities	$346	$989,746
** Cost of investments in affiliated underlying funds	$16,253	$48,179,158

See Accompanying Notes to Financial Statements

32

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING Solution 2050 Portfolio	ING Solution 2055 Portfolio
Class ADV
Net assets	$3,745	$19,926,835
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	1,653,864
Net asset value and redemption price per share	$12.44	$12.05

Class I
Net assets	$3,766	$8,033,591
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	660,046
Net asset value and redemption price per share	$12.51	$12.17

Class S
Net assets	$3,751	$22,055,116
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	1,821,711
Net asset value and redemption price per share	$12.46	$12.11

Class S2
Net assets	$3,749	$1,293,557
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	107,178
Net asset value and redemption price per share	$12.45	$12.07

Class T
Net assets	$3,738	$11,868
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	984
Net asset value and redemption price per share	$12.42	$12.06

See Accompanying Notes to Financial Statements

33

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Solution Aggressive Growth Portfolio	ING Solution Conservative Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$333,644	$363,141	$788,860	$5,283,685
Total investment income	333,644	363,141	788,860	5,283,685

EXPENSES:
Investment management fees	20,553	12,789	38,158	218,019
Distribution and shareholder service fees:
Class ADV	64,498	41,451	107,903	558,421
Class S	18,980	10,715	39,671	189,384
Class S2	290	1,046	3,544	25,744
Class T	—	—	—	1,479
Transfer agent fees	160	171	80	558
Administrative service fees	15,916	9,925	29,383	159,030
Shareholder reporting expense	490	245	490	8,820
Registration fees	—	—	—	420
Professional fees	7,650	7,253	8,925	22,260
Custody and accounting expense	1,376	1,021	1,478	14,455
Trustee fees	617	384	1,145	6,541
Miscellaneous expense	337	193	536	528
Total expenses	130,867	85,193	231,313	1,205,659
Net waived and reimbursed fees	(22,383)	(16,366)	(33,363)	(174,137)
Net expenses	108,484	68,827	197,950	1,031,522
Net investment income	225,160	294,314	590,910	4,252,163

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Capital gain distributions from affiliated underlying funds	435,661	191,676	712,225	2,980,899
Sale of affiliated underlying funds	414,956	153,618	676,638	4,444,522
Net realized gain	850,617	345,294	1,388,863	7,425,421
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	1,509,088	504,142	2,371,390	8,645,327
Net change in unrealized appreciation (depreciation)	1,509,088	504,142	2,371,390	8,645,327
Net realized and unrealized gain	2,359,705	849,436	3,760,253	16,070,748
Increase in net assets resulting from operations	$2,584,865	$1,143,750	$4,351,163	$20,322,911

See Accompanying Notes to Financial Statements

34

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Solution Moderate Portfolio	ING Solution 2015 Portfolio	ING Solution 2020 Portfolio	ING Solution 2025 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$943,801	$17,273,073	$335	$23,241,633
Interest	—	—	2	—
Total investment income	943,801	17,273,073	337	23,241,633

EXPENSES:
Investment management fees	39,698	766,512	18	1,254,989
Distribution and shareholder service fees:
Class ADV	99,217	1,568,977	15	2,546,940
Class S	48,637	819,256	7	1,291,084
Class S2	1,995	121,345	15	189,354
Class T	—	16,796	25	23,137
Transfer agent fees	75	856	108	1,234
Administrative service fees	30,400	560,252	14	920,170
Shareholder reporting expense	490	30,891	1,215	48,307
Registration fees	—	735	—	980
Professional fees	8,765	75,790	6,218	118,680
Custody and accounting expense	1,989	39,901	2	62,246
Trustee fees	1,191	22,996	2	37,650
Miscellaneous expense	494	12,966	327	18,995
Interest expense	—	—	—	1,167
Total expenses	232,951	4,037,273	7,966	6,514,933
Net waived and reimbursed fees	(33,611)	(610,866)	(7,893)	(988,544)
Net expenses	199,340	3,426,407	73	5,526,389
Net investment income	744,461	13,846,666	264	17,715,244

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Capital gain distributions from affiliated underlying funds	678,269	11,380,882	279	20,568,314
Sale of affiliated underlying funds	911,335	32,167,565	1,294	82,183,729
Net realized gain	1,589,604	43,548,447	1,573	102,752,043
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	1,791,163	24,397,665	99	34,300,663
Net change in unrealized appreciation (depreciation)	1,791,163	24,397,665	99	34,300,663
Net realized and unrealized gain	3,380,767	67,946,112	1,672	137,052,706
Increase in net assets resulting from operations	$4,125,228	$81,792,778	$1,936	$154,767,950

See Accompanying Notes to Financial Statements

35

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Solution 2030 Portfolio	ING Solution 2035 Portfolio	ING Solution 2040 Portfolio	ING Solution 2045 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$288	$16,331,712	$238	$8,804,975
Total investment income	288	16,331,712	238	8,804,975

EXPENSES:
Investment management fees	18	1,082,073	18	705,454
Distribution and shareholder service fees:
Class ADV	15	2,147,541	19	1,259,135
Class S	8	1,115,312	9	747,275
Class S2	16	161,545	19	105,232
Class T	26	21,366	28	10,407
Transfer agent fees	106	1,026	106	799
Administrative service fees	14	794,127	13	517,170
Shareholder reporting expense	794	42,168	1,434	28,665
Registration fees	—	980	—	735
Professional fees	6,218	102,430	6,218	67,850
Custody and accounting expense	2	54,720	2	36,750
Trustee fees	2	32,463	2	21,164
Miscellaneous expense	327	17,062	327	11,628
Interest expense	—	1,008	—	659
Total expenses	7,546	5,573,821	8,195	3,512,923
Net waived and reimbursed fees	(7,469)	(855,216)	(8,113)	(560,115)
Net expenses	77	4,718,605	82	2,952,808
Net investment income	211	11,613,107	156	5,852,167

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Capital gain distributions from affiliated underlying funds	291	18,462,031	323	12,915,613
Sale of affiliated underlying funds	1,513	65,499,161	1,576	33,091,649
Net realized gain	1,804	83,961,192	1,899	46,007,262
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	245	51,985,532	465	46,313,657
Net change in unrealized appreciation (depreciation)	245	51,985,532	465	46,313,657
Net realized and unrealized gain	2,049	135,946,724	2,364	92,320,919
Increase in net assets resulting from operations	$2,260	$147,559,831	$2,520	$98,173,086

See Accompanying Notes to Financial Statements

36

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Solution 2050 Portfolio	ING Solution 2055 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$224	$587,652
Total investment income	224	587,652

EXPENSES:
Investment management fees	18	41,029
Distribution and shareholder service fees:
Class ADV	19	83,522
Class S	9	39,756
Class S2	19	5,191
Class T	28	72
Transfer agent fees	106	421
Administrative service fees	13	32,059
Shareholder reporting expense	844	735
Professional fees	6,218	10,865
Custody and accounting expense	2	1,472
Trustee fees	2	1,231
Miscellaneous expense	327	398
Total expenses	7,605	216,751
Net waived and reimbursed fees	(7,523)	(39,982)
Net expenses	82	176,769
Net investment income	142	410,883

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Capital gain distributions from affiliated underlying funds	323	846,097
Sale of affiliated underlying funds	1,554	572,014
Net realized gain	1,877	1,418,111
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	508	3,300,440
Net change in unrealized appreciation (depreciation)	508	3,300,440
Net realized and unrealized gain	2,385	4,718,551
Increase in net assets resulting from operations	$2,527	$5,129,434

See Accompanying Notes to Financial Statements

37

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Aggressive Growth Portfolio		ING Solution Conservative Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$225,160	$207,038	$294,314	$263,605
Net realized gain (loss)	850,617	(33,237)	345,294	(61,574)
Net change in unrealized appreciation (depreciation)	1,509,088	(853,993)	504,142	(281,783)
Increase (decrease) in net assets resulting from operations	2,584,865	(680,192)	1,143,750	(79,752)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(151,645)	(13,230)	(209,461)	(20,417)
Class I	(46)	(7)	(93)	(13)
Class S	(100,666)	(7,295)	(126,586)	(8,648)
Class S2	(497)	—	(7,766)	(410)
Net realized gains:
Class ADV	(63,998)	(30,198)	—	(14,569)
Class I	(16)	(13)	—	(8)
Class S	(37,244)	(14,118)	—	(6,139)
Class S2	(309)	(144)	—	(297)
Total distributions	(354,421)	(65,005)	(343,906)	(50,501)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,063,172	11,387,885	6,490,443	8,309,839
Reinvestment of distributions	354,360	64,985	343,812	50,481
	9,417,532	11,452,870	6,834,255	8,360,320
Cost of shares redeemed	(3,646,603)	(2,018,897)	(1,982,810)	(1,829,377)
Net increase in net assets resulting from capital share transactions	5,770,929	9,433,973	4,851,445	6,530,943
Net increase in net assets	8,001,373	8,688,776	5,651,289	6,400,690

NET ASSETS:
Beginning of year or period	14,945,990	6,257,214	9,476,469	3,075,779
End of year or period	$22,947,363	$14,945,990	$15,127,758	$9,476,469
Undistributed net investment income at end of year or period	$456,494	$251,849	$441,053	$343,882

See Accompanying Notes to Financial Statements

38

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Growth Portfolio		ING Solution Income Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$590,910	$488,377	$4,252,163	$7,586,662
Net realized gain	1,388,863	30,317	7,425,421	13,553,476
Net change in unrealized appreciation (depreciation)	2,371,390	(1,384,784)	8,645,327	(20,227,049)
Increase (decrease) in net assets resulting from operations	4,351,163	(866,090)	20,322,911	913,089

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(334,534)	(40,462)	(4,960,074)	(4,429,419)
Class I	(17)	(3)	(1,228,527)	(920,437)
Class S	(262,992)	(25,988)	(3,409,285)	(3,538,958)
Class S2	(12,006)	(1,137)	(247,385)	(167,535)
Class T	—	—	(6,157)	(7,074)
Net realized gains:
Class ADV	(74,786)	(53,993)	—	—
Class I	(3)	(4)	—	—
Class S	(54,030)	(36,620)	—	—
Class S2	(2,648)	(1,730)	—	—
Total distributions	(741,016)	(159,937)	(9,851,428)	(9,063,423)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,568,794	21,875,242	39,378,212	57,588,232
Reinvestment of distributions	740,997	159,930	9,851,428	9,063,423
	17,309,791	22,035,172	49,229,640	66,651,655
Cost of shares redeemed	(5,811,125)	(2,360,044)	(65,295,921)	(75,632,988)
Net increase (decrease) in net assets resulting from capital share transactions	11,498,666	19,675,128	(16,066,281)	(8,981,333)
Net increase (decrease) in net assets	15,108,813	18,649,101	(5,594,798)	(17,131,667)

NET ASSETS:
Beginning of year or period	28,507,579	9,858,478	217,644,640	234,776,307
End of year or period	$43,616,392	$28,507,579	$212,049,842	$217,644,640
Undistributed net investment income at end of year or period	$973,542	$608,421	$6,380,545	$9,849,403

See Accompanying Notes to Financial Statements

39

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Moderate Portfolio		ING Solution 2015 Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$744,461	$603,499	$13,846,666	$23,316,926
Net realized gain	1,589,604	123,227	43,548,447	67,896,371
Net change in unrealized appreciation (depreciation)	1,791,163	(1,035,912)	24,397,665	(96,100,672)
Increase (decrease) in net assets resulting from operations	4,125,228	(309,186)	81,792,778	(4,887,375)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(380,627)	(54,404)	(12,047,820)	(9,822,823)
Class I	(21)	(6)	(4,418,680)	(2,473,021)
Class S	(379,963)	(52,759)	(13,169,730)	(11,411,661)
Class S2	(9,423)	(537)	(955,820)	(531,537)
Class T	—	—	(76,874)	(71,208)
Net realized gains:
Class ADV	(118,028)	(77,693)	—	—
Class I	(6)	(9)	—	—
Class S	(113,621)	(83,020)	—	—
Class S2	(2,771)	(783)	—	—
Total distributions	(1,004,460)	(269,211)	(30,668,924)	(24,310,250)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	19,590,728	22,239,953	109,479,661	137,506,278
Reinvestment of distributions	1,004,433	269,195	30,668,924	24,310,250
	20,595,161	22,509,148	140,148,585	161,816,528
Cost of shares redeemed	(7,114,125)	(2,376,917)	(195,131,650)	(195,024,320)
Net increase (decrease) in net assets resulting from capital share transactions	13,481,036	20,132,231	(54,983,065)	(33,207,792)
Net increase (decrease) in net assets	16,601,804	19,553,834	(3,859,211)	(62,405,417)

NET ASSETS:
Beginning of year or period	29,188,445	9,634,611	747,588,894	809,994,311
End of year or period	$45,790,249	$29,188,445	$743,729,683	$747,588,894
Undistributed net investment income at end of year or period	$1,168,298	$769,932	$21,930,937	$30,660,310

See Accompanying Notes to Financial Statements

40

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2020 Portfolio		ING Solution 2025 Portfolio
	Year Ended December 31, 2012	October 3, 2011(1) to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$264	$129	$17,715,244	$27,185,998
Net realized gain	1,573	149	102,752,043	75,738,747
Net change in unrealized appreciation (depreciation)	99	999	34,300,663	(141,949,834)
Increase (decrease) in net assets resulting from operations	1,936	1,277	154,767,950	(39,025,089)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(34)	—	(12,404,684)	(10,006,665)
Class I	(38)	—	(5,679,952)	(2,896,280)
Class S	(36)	—	(13,562,201)	(11,679,285)
Class S2	(35)	—	(998,233)	(506,920)
Class T	(32)	—	(38,170)	(90,084)
Net realized gains:
Class ADV	(64)	—	—	—
Class I	(63)	—	—	—
Class S	(64)	—	—	—
Class S2	(64)	—	—	—
Class T	(64)	—	—	—
Total distributions	(494)	—	(32,683,240)	(25,179,234)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	15,050	190,108,866	222,454,400
Reinvestment of distributions	1	—	32,683,240	25,179,234
	1	15,050	222,792,106	247,633,634
Cost of shares redeemed	—	—	(285,960,117)	(248,245,759)
Net increase (decrease) in net assets resulting from capital share transactions	1	15,050	(63,168,011)	(612,125)
Net increase (decrease) in net assets	1,443	16,327	58,916,699	(64,816,448)
NET ASSETS:
Beginning of year or period	16,327	—	1,185,342,329	1,250,158,777
End of year or period	$17,770	$16,327	$1,244,259,028	$1,185,342,329
Undistributed net investment income at end of year or period	$439	$176	$27,474,166	$32,669,695

(1)    Commencement of operations.

See Accompanying Notes to Financial Statements

41

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2030 Portfolio		ING Solution 2035 Portfolio
	Year Ended December 31, 2012	October 3, 2011(1) to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$211	$112	$11,613,107	$18,176,468
Net realized gain	1,804	125	83,961,192	67,761,565
Net change in unrealized appreciation (depreciation)	245	1,355	51,985,532	(135,905,734)
Increase (decrease) in net assets resulting from operations	2,260	1,592	147,559,831	(49,967,701)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(31)	—	(7,882,082)	(6,147,305)
Class I	(35)	—	(4,121,061)	(2,036,122)
Class S	(33)	—	(9,199,067)	(7,227,185)
Class S2	(32)	—	(692,046)	(343,641)
Class T	(29)	—	(33,809)	(36,630)
Net realized gains:
Class ADV	(98)	—	—	—
Class I	(99)	—	—	—
Class S	(98)	—	—	—
Class S2	(98)	—	—	—
Class T	(98)	—	—	—
Total distributions	(651)	—	(21,928,065)	(15,790,883)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	15,050	175,516,418	207,546,197
Reinvestment of distributions	2	—	21,928,065	15,790,882
	2	15,050	197,444,483	223,337,079
Cost of shares redeemed	—	—	(252,253,960)	(221,976,420)
Net increase (decrease) in net assets resulting from capital share transactions	2	15,050	(54,809,477)	1,360,659
Net increase (decrease) in net assets	1,611	16,642	70,822,289	(64,397,925)

NET ASSETS:
Beginning of year or period	16,642	—	1,005,062,089	1,069,460,014
End of year or period	$18,253	$16,642	$1,075,884,378	$1,005,062,089
Undistributed net investment income at end of year or period	$354	$160	$20,010,941	$21,918,040

(1)    Commencement of operations.

See Accompanying Notes to Financial Statements

42

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2040 Portfolio		ING Solution 2045 Portfolio
	Year Ended December 31, 2012	October 3, 2011(1) to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$156	$93	$5,852,167	$10,071,738
Net realized gain	1,899	145	46,007,262	54,588,797
Net change in unrealized appreciation (depreciation)	465	1,611	46,313,657	(100,288,416)
Increase (decrease) in net assets resulting from operations	2,520	1,849	98,173,086	(35,627,881)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(28)	—	(3,931,540)	(2,574,545)
Class I	(31)	—	(2,816,877)	(1,234,496)
Class S	(29)	—	(5,326,597)	(3,677,605)
Class S2	(28)	—	(349,229)	(193,691)
Class T	(25)	—	(14,182)	(13,363)
Net realized gains:
Class ADV	(102)	—	—	—
Class I	(102)	—	—	—
Class S	(102)	—	—	—
Class S2	(102)	—	—	—
Class T	(102)	—	—	—
Total distributions	(651)	—	(12,438,425)	(7,693,700)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	15,050	143,716,163	165,712,855
Reinvestment of distributions	2	—	12,438,425	7,693,699
	2	15,050	156,154,588	173,406,554
Cost of shares redeemed	—	—	(192,822,441)	(164,594,721)
Net increase (decrease) in net assets resulting from capital share transactions	2	15,050	(36,667,853)	8,811,833
Net increase (decrease) in net assets	1,871	16,899	49,066,808	(34,509,748)

NET ASSETS:
Beginning of year or period	16,899	—	652,151,586	686,661,334
End of year or period	$18,770	$16,899	$701,218,394	$652,151,586
Undistributed net investment income at end of year or period	$312	$142	$11,684,098	$12,431,489

(1)    Commencement of operations.

See Accompanying Notes to Financial Statements

43

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2050 Portfolio		ING Solution 2055 Portfolio
	Year Ended December 31, 2012	October 3, 2011(1) to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$142	$91	$410,883	$342,024
Net realized gain	1,877	176	1,418,111	284,820
Net change in unrealized appreciation (depreciation)	508	1,583	3,300,440	(1,996,890)
Increase (decrease) in net assets resulting from operations	2,527	1,850	5,129,434	(1,370,046)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(27)	—	(163,416)	(26,166)
Class I	(31)	—	(87,195)	(10,054)
Class S	(29)	—	(165,480)	(29,728)
Class S2	(28)	—	(10,411)	(1,686)
Class T	(25)	—	(39)	(2)
Net realized gains:
Class ADV	(108)	—	(193,527)	(20,674)
Class I	(108)	—	(82,199)	(6,202)
Class S	(108)	—	(174,682)	(20,458)
Class S2	(108)	—	(11,744)	(1,285)
Class T	(108)	—	(96)	(19)
Total distributions	(680)	—	(888,789)	(116,274)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	15,050	32,592,089	27,299,170
Reinvestment of distributions	2	—	888,737	116,264
	2	15,050	33,480,826	27,415,434
Cost of shares redeemed	—	—	(13,420,610)	(9,477,335)
Net increase in net assets resulting from capital share transactions	2	15,050	20,060,216	17,938,099
Net increase in net assets	1,849	16,900	24,300,861	16,451,779

NET ASSETS:
Beginning of year or period	16,900	—	27,020,106	10,568,327
End of year or period	$18,749	$16,900	$51,320,967	$27,020,106
Undistributed net investment income at end of year or period	$296	$140	$824,549	$426,491

(1)    Commencement of operations.

See Accompanying Notes to Financial Statements

44

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution Aggressive Growth Portfolio
Class ADV
12-31-12	10.25	0.11	•	1.42	1.53	0.12	0.05		—	0.17		—	11.61	15.07	0.73	0.62	0.62	0.98	13,603	70
12-31-11	10.89	0.21	•	(0.79)	(0.58)	0.02	0.04		—	0.06		—	10.25	(5.29)	0.62	0.62	0.62	1.96	9,527	83
04-30-10(5)– 12-31-10	10.00	0.11	•	0.78	0.89	—	—		—	—		—	10.89	8.90	0.62	0.62	0.62	1.57	4,677	26
Class I
12-31-12	10.34	0.16		1.44	1.60	0.15	0.05		—	0.20		—	11.74	15.62	0.23	0.12	0.12	1.42	4	70
12-31-11	10.94	0.23	•	(0.77)	(0.54)	0.02	0.04		—	0.06		—	10.34	(4.84)	0.12	0.12	0.12	2.16	3	83
04-30-10(5)– 12-31-10	10.00	0.16		0.78	0.94	—	—		—	—		—	10.94	9.40	0.12	0.12	0.12	2.50	3	26
Class S
12-31-12	10.30	0.14	•	1.42	1.56	0.14	0.05		—	0.19		—	11.67	15.28	0.48	0.37	0.37	1.29	9,256	70
12-31-11	10.92	0.23	•	(0.79)	(0.56)	0.02	0.04		—	0.06		—	10.30	(5.05)	0.37	0.37	0.37	2.20	5,379	83
04-30-10(5)– 12-31-10	10.00	0.10	•	0.82	0.92	—	—		—	—		—	10.92	9.20	0.37	0.37	0.37	1.46	1,438	26
Class S2
12-31-12	10.30	0.14	•	1.41	1.55	0.08	0.05		—	0.13		—	11.72	15.18	0.73	0.52	0.52	1.27	84	70
12-31-11	10.91	0.08	•	(0.65)	(0.57)	—	0.04		—	0.04		—	10.30	(5.18)	0.62	0.52	0.52	0.70	37	83
04-30-10(5)– 12-31-10	10.00	0.09	•	0.82	0.91	—	—		—	—		—	10.91	9.10	0.62	0.52	0.52	1.29	138	26
ING Solution Conservative Portfolio
Class ADV
12-31-12	10.44	0.24	•	0.82	1.06	0.28	—		—	0.28		—	11.22	10.19	0.75	0.62	0.62	2.19	9,541	69
12-31-11	10.50	0.39	•	(0.38)	0.01	0.04	0.03		—	0.07		—	10.44	0.09	0.62	0.62	0.62	3.67	6,411	84
04-30-10(5)– 12-31-10	10.00	0.36	•	0.14	0.50	—	—		—	—		—	10.50	5.00	0.62	0.62	0.62	5.24	1,911	51
Class I
12-31-12	10.54	0.29	•	0.82	1.11	0.31	—		—	0.31		—	11.34	10.60	0.25	0.12	0.12	2.61	3	69
12-31-11	10.54	0.40		(0.33)	0.07	0.04	0.03		—	0.07		—	10.54	0.69	0.12	0.12	0.12	3.72	3	84
04-30-10(5)– 12-31-10	10.00	0.34		0.20	0.54	—	—		—	—		—	10.54	5.40	0.12	0.12	0.12	5.03	3	51
Class S
12-31-12	10.49	0.28	•	0.80	1.08	0.30	—		—	0.30		—	11.27	10.34	0.50	0.37	0.37	2.51	5,285	69
12-31-11	10.53	0.40	•	(0.37)	0.03	0.04	0.03		—	0.07		—	10.49	0.28	0.37	0.37	0.37	3.76	2,941	84
04-30-10(5)– 2-31-10	10.00	0.29	•	0.24	0.53	—	—		—	—		—	10.53	5.30	0.37	0.37	0.37	4.23	1,098	51
Class S2
12-31-12	10.46	0.29	•	0.77	1.06	0.29	—		—	0.29		—	11.23	10.23	0.75	0.52	0.52	2.61	298	69
12-31-11	10.51	0.46	•	(0.44)	0.02	0.04	0.03		—	0.07		—	10.46	0.17	0.62	0.52	0.52	4.36	122	84
04-30-10(5)– 12-31-10	10.00	0.44	•	0.07	0.51	—	—		—	—		—	10.51	5.10	0.62	0.52	0.52	6.35	64	51
ING Solution Growth Portfolio
Class ADV
12-31-12	8.84	0.14	•	1.03	1.17	0.14	0.03		—	0.17		—	9.84	13.35	0.71	0.62	0.62	1.44	24,244	75
12-31-11	9.16	0.24	•	(0.49)	(0.25)	0.03	0.04		—	0.07		—	8.84	(2.68)	0.62	0.62	0.62	2.63	16,050	70
12-31-10	8.24	0.26	•	0.73	0.99	0.07	—		—	0.07		—	9.16	12.07	0.62	0.62	0.62	2.95	4,837	43
12-31-09	6.67	0.14		1.46	1.60	0.02	0.01		—	0.03		—	8.24	24.00	0.62	0.62	0.62	1.89	1	77
12-31-08	9.81	0.14	•	(3.28)	(3.14)	—	0.00	*	—	0.00	*	—	6.67	(32.00)	0.62	0.62	0.62	1.59	1	283
Class I
12-31-12	9.05	0.18		1.06	1.24	0.16	0.03		—	0.19		—	10.10	13.86	0.21	0.12	0.12	1.85	1	75
12-31-11	9.33	0.26		(0.47)	(0.21)	0.03	0.04		—	0.07		—	9.05	(2.17)	0.12	0.12	0.12	2.78	1	70
12-31-10	8.34	0.18		0.90	1.08	0.09	—		—	0.09		—	9.33	13.11	0.12	0.12	0.12	2.10	1	43
12-31-09	6.74	0.18		1.48	1.66	0.05	0.01		—	0.06		—	8.34	24.68	0.12	0.12	0.12	2.50	1	77
12-31-08	9.85	0.19	•	(3.30)	(3.11)	—	0.00	*	—	0.00	*	—	6.74	(31.57)	0.12	0.12	0.12	2.19	1	283

See Accompanying Notes to Financial Statements

45

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution Growth Portfolio (continued)
Class S
12-31-12	8.92	0.16	•	1.05	1.21	0.15	0.03	—	0.18	—	9.95	13.71	0.46	0.37	0.37	1.70	18,349	75
12-31-11	9.22	0.24	•	(0.47)	(0.23)	0.03	0.04	—	0.07	—	8.92	(2.46)	0.37	0.37	0.37	2.66	12,042	70
12-31-10	8.27	0.20	•	0.84	1.04	0.09	—	—	0.09	—	9.22	12.74	0.37	0.37	0.37	2.28	4,729	43
12-31-09	6.70	0.20	•	1.44	1.64	0.06	0.01	—	0.07	—	8.27	24.48	0.37	0.37	0.37	2.67	739	77
12-31-08	9.83	0.22	•	(3.35)	(3.13)	—	0.00 *	—	0.00 *	—	6.70	(31.81)	0.37	0.37	0.37	3.14	173	283
Class S2
12-31-12	8.88	0.17	•	1.02	1.19	0.14	0.03	—	0.17	—	9.90	13.54	0.71	0.52	0.52	1.75	1,022	75
12-31-11	9.20	0.19	•	(0.44)	(0.25)	0.03	0.04	—	0.07	—	8.88	(2.71)	0.62	0.52	0.52	2.04	415	70
04-30-10(5)– 12-31-10	8.68	0.12	•	0.50	0.62	0.10	—	—	0.10	—	9.20	7.28	0.62	0.52	0.52	2.10	291	43
ING Solution Income Portfolio
Class ADV
12-31-12	10.40	0.20	•	0.78	0.98	0.49	—	—	0.49	—	10.89	9.57	0.70	0.62	0.62	1.82	111,796	71
12-31-11	10.83	0.34	•	(0.34)	0.00 *	0.43	—	—	0.43	—	10.40	0.14	0.62	0.62	0.62	3.23	109,184	75
12-31-10	10.24	0.33	•	0.60	0.93	0.34	—	—	0.34	—	10.83	9.26	0.62	0.62	0.62	3.11	110,352	64
12-31-09	9.27	0.31	•	1.23	1.54	0.53	0.04	—	0.57	—	10.24	16.98	0.62	0.62	0.62	3.24	107,684	70
12-31-08	11.54	0.37	•	(2.27)	(1.90)	0.19	0.18	—	0.37	—	9.27	(16.93)	0.62	0.62	0.62	3.46	85,343	84
Class I
12-31-12	10.61	0.24		0.82	1.06	0.55	—	—	0.55	—	11.12	10.12	0.20	0.12	0.12	2.32	25,403	71
12-31-11	11.05	0.40	•	(0.35)	0.05	0.49	—	—	0.49	—	10.61	0.54	0.12	0.12	0.12	3.63	22,837	75
12-31-10	10.43	0.39	•	0.62	1.01	0.39	—	—	0.39	—	11.05	9.86	0.12	0.12	0.12	3.69	24,509	64
12-31-09	9.43	0.28	•	1.34	1.62	0.58	0.04	—	0.62	—	10.43	17.62	0.12	0.12	0.12	2.87	18,772	70
12-31-08	11.70	0.48	•	(2.35)	(1.87)	0.22	0.18	—	0.40	—	9.43	(16.49)	0.12	0.12	0.12	4.41	24,417	84
Class S
12-31-12	10.53	0.22	•	0.80	1.02	0.52	—	—	0.52	—	11.03	9.77	0.45	0.37	0.37	2.02	68,703	71
12-31-11	10.96	0.37	•	(0.34)	0.03	0.46	—	—	0.46	—	10.53	0.35	0.37	0.37	0.37	3.39	80,716	75
12-31-10	10.35	0.36	•	0.61	0.97	0.36	—	—	0.36	—	10.96	9.60	0.37	0.37	0.37	3.40	93,940	64
12-31-09	9.37	0.33		1.24	1.57	0.55	0.04	—	0.59	—	10.35	17.20	0.37	0.37	0.37	3.41	90,135	70
12-31-08	11.63	0.40	•	(2.29)	(1.89)	0.19	0.18	—	0.37	—	9.37	(16.66)	0.37	0.37	0.37	3.70	77,076	84
Class S2
12-31-12	10.32	0.21	•	0.77	0.98	0.51	—	—	0.51	—	10.79	9.62	0.70	0.52	0.52	2.00	5,889	71
12-31-11	10.75	0.33	•	(0.32)	0.01	0.44	—	—	0.44	—	10.32	0.25	0.62	0.52	0.52	3.13	4,697	75
12-31-10	10.20	0.43	•	0.51	0.94	0.39	—	—	0.39	—	10.75	9.39	0.62	0.52	0.52	4.17	5,543	64
05-28-09(5)– 12-31-09	9.59	0.31	•	0.92	1.23	0.58	0.04	—	0.62	—	10.20	13.26	0.62	0.52	0.52	5.29	3	70
Class T
12-31-12	10.70	0.19	•	0.80	0.99	0.40	—	—	0.40	—	11.29	9.29	0.95	0.82	0.82	1.69	259	71
12-31-11	11.03	0.33	•	(0.34)	(0.01)	0.32	—	—	0.32	—	10.70	0.03	0.87	0.82	0.82	2.98	210	75
12-31-10	10.42	0.30	•	0.61	0.91	0.30	—	—	0.30	—	11.03	8.95	0.87	0.82	0.82	2.83	432	64
12-31-09	9.34	0.28	•	1.26	1.54	0.42	0.04	—	0.46	—	10.42	16.85	0.87	0.82	0.82	2.93	505	70
12-31-08	11.54	0.31	•	(2.25)	(1.94)	0.08	0.18	—	0.26	—	9.34	(17.14)	0.87	0.82	0.82	2.89	623	84
ING Solution Moderate Portfolio
Class ADV
12-31-12	9.55	0.18	•	0.94	1.12	0.19	0.06	—	0.25	—	10.42	11.79	0.70	0.62	0.62	1.74	22,425	85
12-31-11	9.79	0.34	•	(0.44)	(0.10)	0.06	0.08	—	0.14	—	9.55	(0.94)	0.62	0.62	0.62	3.54	13,782	77
12-31-10	9.06	0.41	•	0.51	0.92	0.14	0.05	—	0.19	—	9.79	10.35	0.62	0.62	0.62	4.34	2,690	47
12-31-09	7.61	0.20		1.29	1.49	0.03	0.01	—	0.04	—	9.06	19.69	0.62	0.62	0.62	2.47	1	87
12-31-08	10.00	0.16		(2.55)	(2.39)	—	—	—	—	—	7.61	(23.88)	0.62	0.62	0.62	1.78	1	212

See Accompanying Notes to Financial Statements

46

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution Moderate Portfolio (continued)
Class I
12-31-12	9.86	0.23		0.97	1.20	0.21	0.06	—	0.27	—	10.79	12.23	0.20	0.12	0.12	2.16	1	85
12-31-11	10.04	0.34		(0.38)	(0.04)	0.06	0.08	—	0.14	—	9.86	(0.30)	0.12	0.12	0.12	3.39	1	77
12-31-10	9.17	0.26		0.79	1.05	0.13	0.05	—	0.18	—	10.04	11.66	0.12	0.12	0.12	2.75	1	47
12-31-09	7.69	0.24	•	1.32	1.56	0.07	0.01	—	0.08	—	9.17	20.46	0.12	0.12	0.12	2.93	1	87
12-31-08	10.04	0.21	•	(2.55)	(2.34)	0.01	—	—	0.01	—	7.69	(23.32)	0.12	0.12	0.12	2.26	1	212
Class S
12-31-12	9.70	0.21	•	0.95	1.16	0.20	0.06	—	0.26	—	10.60	11.99	0.45	0.37	0.37	2.02	22,653	85
12-31-11	9.91	0.32	•	(0.40)	(0.08)	0.05	0.08	—	0.13	—	9.70	(0.69)	0.37	0.37	0.37	3.26	15,227	77
12-31-10	9.09	0.26	•	0.74	1.00	0.13	0.05	—	0.18	—	9.91	11.19	0.37	0.37	0.37	2.74	6,911	47
12-31-09	7.64	0.25	•	1.29	1.54	0.08	0.01	—	0.09	—	9.09	20.31	0.37	0.37	0.37	2.98	1,529	87
12-31-08	10.02	0.46	•	(2.82)	(2.36)	0.02	—	—	0.02	—	7.64	(23.63)	0.37	0.37	0.37	6.07	625	212
Class S2
12-31-12	9.67	0.23	•	0.91	1.14	0.20	0.06	—	0.26	—	10.55	11.85	0.70	0.52	0.52	2.23	712	85
12-31-11	9.90	0.32	•	(0.41)	(0.09)	0.06	0.08	—	0.14	—	9.67	(0.84)	0.62	0.52	0.52	3.21	178	77
04-30-10(5)– 12-31-10	9.51	0.21	•	0.37	0.58	0.14	0.05	—	0.19	—	9.90	6.30	0.62	0.52	0.52	3.30	32	47
ING Solution 2015 Portfolio
Class ADV
12-31-12	10.48	0.18	•	0.98	1.16	0.44	—	—	0.44	—	11.20	11.14	0.70	0.62	0.62	1.62	297,552	63
12-31-11	10.92	0.30	•	(0.41)	(0.11)	0.33	—	—	0.33	—	10.48	(0.90)	0.62	0.62	0.62	2.79	312,854	74
12-31-10	10.07	0.27		0.80	1.07	0.22	—	—	0.22	—	10.92	10.82	0.62	0.62	0.62	2.54	336,038	61
12-31-09	8.63	0.21	•	1.67	1.88	0.35	0.09	—	0.44	—	10.07	22.16	0.62	0.62	0.62	2.32	310,244	60
12-31-08	12.26	0.28	•	(3.51)	(3.23)	0.17	0.23	—	0.40	—	8.63	(27.05)	0.62	0.62	0.62	2.56	231,719	59
Class I
12-31-12	10.69	0.25	•	0.99	1.24	0.50	—	—	0.50	—	11.43	11.70	0.20	0.12	0.12	2.19	104,662	63
12-31-11	11.14	0.36	•	(0.43)	(0.07)	0.38	—	—	0.38	—	10.69	(0.46)	0.12	0.12	0.12	3.38	81,565	74
12-31-10	10.25	0.32		0.83	1.15	0.26	—	—	0.26	—	11.14	11.49	0.12	0.12	0.12	3.03	75,820	61
12-31-09	8.78	0.25		1.70	1.95	0.39	0.09	—	0.48	—	10.25	22.70	0.12	0.12	0.12	2.68	65,252	60
12-31-08	12.44	0.34	•	(3.57)	(3.23)	0.20	0.23	—	0.43	—	8.78	(26.71)	0.12	0.12	0.12	3.10	51,793	59
Class S
12-31-12	10.60	0.21	•	0.99	1.20	0.46	—	—	0.46	—	11.34	11.48	0.45	0.37	0.37	1.88	312,616	63
12-31-11	11.05	0.33	•	(0.42)	(0.09)	0.36	—	—	0.36	—	10.60	(0.73)	0.37	0.37	0.37	3.00	328,277	74
12-31-10	10.17	0.29		0.83	1.12	0.24	—	—	0.24	—	11.05	11.25	0.37	0.37	0.37	2.82	380,318	61
12-31-09	8.72	0.21		1.70	1.91	0.37	0.09	—	0.46	—	10.17	22.32	0.37	0.37	0.37	2.53	345,876	60
12-31-08	12.36	0.30	•	(3.53)	(3.23)	0.18	0.23	—	0.41	—	8.72	(26.86)	0.37	0.37	0.37	2.78	265,937	59
Class S2
12-31-12	10.38	0.19	•	0.96	1.15	0.46	—	—	0.46	—	11.07	11.22	0.70	0.52	0.52	1.76	26,644	63
12-31-11	10.84	0.32	•	(0.42)	(0.10)	0.36	—	—	0.36	—	10.38	(0.83)	0.62	0.52	0.52	2.97	22,792	74
12-31-10	10.02	0.36	•	0.72	1.08	0.26	—	—	0.26	—	10.84	11.05	0.62	0.52	0.52	3.54	15,289	61
05-28-09(5)– 12-31-09	8.97	0.21	•	1.32	1.53	0.39	0.09	—	0.48	—	10.02	17.53	0.62	0.52	0.52	3.70	3	60
Class T
12-31-12	10.60	0.16	•	0.99	1.15	0.40	—	—	0.40	—	11.35	10.98	0.95	0.82	0.82	1.42	2,256	63
12-31-11	11.04	0.28	•	(0.42)	(0.14)	0.30	—	—	0.30	—	10.60	(1.12)	0.87	0.82	0.82	2.55	2,100	74
12-31-10	10.17	0.24	•	0.83	1.07	0.20	—	—	0.20	—	11.04	10.65	0.87	0.82	0.82	2.30	2,529	61
12-31-09	8.70	0.18	•	1.69	1.87	0.31	0.09	—	0.40	—	10.17	21.79	0.87	0.82	0.82	1.95	2,517	60
12-31-08	12.28	0.27		(3.54)	(3.27)	0.08	0.23	—	0.31	—	8.70	(27.17)	0.87	0.82	0.82	2.27	2,615	59
ING Solution 2020 Portfolio
Class ADV
12-31-12	10.85	0.15		1.12	1.27	0.11	0.21	—	0.32	—	11.80	11.76	45.86	0.62	0.62	1.28	4	72
10-03-11(5)– 12-31-11	10.00	0.08		0.77	0.85	—	—	—	—	—	10.85	8.50	0.62	0.62	0.62	3.31	3	15

See Accompanying Notes to Financial Statements

47

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2020 Portfolio (continued)
Class I
12-31-12	10.86	0.21		1.12	1.33	0.13	0.21	—	0.34	—	11.85	12.22	45.36	0.12	0.12	1.81	4	72
10-03-11(5)– 12-31-11	10.00	0.09		0.77	0.86	—	—	—	—	—	10.86	8.60	0.12	0.12	0.12	3.81	3	15
Class S
12-31-12	10.85	0.18		1.11	1.29	0.12	0.21	—	0.33	—	11.81	11.90	45.61	0.37	0.37	1.56	4	72
10-03-11(5)– 12-31-11	10.00	0.09		0.76	0.85	—	—	—	—	—	10.85	8.50	0.37	0.37	0.37	3.55	3	15
Class S2
12-31-12	10.85	0.16		1.13	1.29	0.12	0.21	—	0.33	—	11.81	11.88	45.86	0.52	0.52	1.39	4	72
10-03-11(5)– 12-31-11	10.00	0.08		0.77	0.85	—	—	—	—	—	10.85	8.50	0.62	0.52	0.52	3.42	3	15
Class T
12-31-12	10.84	0.13		1.12	1.25	0.11	0.21	—	0.32	—	11.77	11.53	46.11	0.82	0.82	1.11	4	72
10-03-11(5)– 12-31-11	10.00	0.08		0.76	0.84	—	—	—	—	—	10.84	8.40	0.87	0.82	0.82	3.11	3	15
ING Solution 2025 Portfolio
Class ADV
12-31-12	10.39	0.14	•	1.23	1.37	0.28	—	—	0.28	—	11.48	13.24	0.70	0.62	0.62	1.22	494,888	65
12-31-11	10.98	0.22		(0.60)	(0.38)	0.21	—	—	0.21	—	10.39	(3.37)	0.62	0.62	0.62	2.01	494,505	71
12-31-10	9.82	0.18		1.12	1.30	0.14	—	—	0.14	—	10.98	13.50	0.62	0.62	0.62	1.84	522,321	56
12-31-09	8.06	0.15	•	1.88	2.03	0.26	0.01	—	0.27	—	9.82	25.54	0.62	0.62	0.62	1.73	457,213	51
12-31-08	12.71	0.20	•	(4.41)	(4.21)	0.13	0.31	—	0.44	—	8.06	(34.05)	0.62	0.62	0.62	1.87	321,460	62
Class I
12-31-12	10.61	0.20	•	1.25	1.45	0.33	—	—	0.33	—	11.73	13.83	0.20	0.12	0.12	1.75	191,144	65
12-31-11	11.21	0.28	•	(0.62)	(0.34)	0.26	—	—	0.26	—	10.61	(2.92)	0.12	0.12	0.12	2.55	152,184	71
12-31-10	10.01	0.23		1.15	1.38	0.18	—	—	0.18	—	11.21	14.10	0.12	0.12	0.12	2.34	126,678	56
12-31-09	8.21	0.17		1.95	2.12	0.31	0.01	—	0.32	—	10.01	26.13	0.12	0.12	0.12	2.15	102,548	51
12-31-08	12.91	0.26	•	(4.49)	(4.23)	0.16	0.31	—	0.47	—	8.21	(33.72)	0.12	0.12	0.12	2.41	72,518	62
Class S
12-31-12	10.52	0.17	•	1.23	1.40	0.30	—	—	0.30	—	11.62	13.44	0.45	0.37	0.37	1.48	512,357	65
12-31-11	11.11	0.25	•	(0.61)	(0.36)	0.23	—	—	0.23	—	10.52	(3.10)	0.37	0.37	0.37	2.24	503,345	71
12-31-10	9.93	0.21		1.13	1.34	0.16	—	—	0.16	—	11.11	13.79	0.37	0.37	0.37	2.11	574,267	56
12-31-09	8.15	0.17	•	1.90	2.07	0.28	0.01	—	0.29	—	9.93	25.78	0.37	0.37	0.37	1.98	502,884	51
12-31-08	12.82	0.22	•	(4.44)	(4.22)	0.14	0.31	—	0.45	—	8.15	(33.87)	0.37	0.37	0.37	2.06	341,919	62
Class S2
12-31-12	10.32	0.15	•	1.21	1.36	0.30	—	—	0.30	—	11.38	13.33	0.70	0.52	0.52	1.40	43,134	65
12-31-11	10.92	0.24	•	(0.61)	(0.37)	0.23	—	—	0.23	—	10.32	(3.23)	0.62	0.52	0.52	2.25	32,053	71
12-31-10	9.80	0.26	•	1.04	1.30	0.18	—	—	0.18	—	10.92	13.59	0.62	0.52	0.52	2.59	20,678	56
05-28-09(5)– 12-31-09	8.44	0.16	•	1.52	1.68	0.31	0.01	—	0.32	—	9.80	20.20	0.62	0.52	0.52	2.84	3	51
Class T
12-31-12	10.49	0.11	•	1.24	1.35	0.16	—	—	0.16	—	11.68	12.95	0.95	0.82	0.82	0.93	2,737	65
12-31-11	11.06	0.19	•	(0.58)	(0.39)	0.18	—	—	0.18	—	10.49	(3.44)	0.87	0.82	0.82	1.71	3,256	71
12-31-10	9.89	0.16		1.14	1.30	0.13	—	—	0.13	—	11.06	13.28	0.87	0.82	0.82	1.65	6,215	56
12-31-09	8.10	0.13		1.89	2.02	0.22	0.01	—	0.23	—	9.89	25.14	0.87	0.82	0.82	1.48	5,399	51
12-31-08	12.72	0.16	•	(4.41)	(4.25)	0.06	0.31	—	0.37	—	8.10	(34.18)	0.87	0.82	0.82	1.45	4,423	62
ING Solution 2030 Portfolio
Class ADV
12-31-12	11.06	0.11		1.38	1.49	0.10	0.33	—	0.43	—	12.12	13.48	42.34	0.62	0.62	0.96	4	76
10-03-11(5)– 12-31-11	10.00	0.07		0.99	1.06	—	—	—	—	—	11.06	10.60	0.62	0.62	0.62	2.82	3	11
Class I
12-31-12	11.07	0.18		1.37	1.55	0.12	0.33	—	0.45	—	12.17	13.94	41.84	0.12	0.12	1.48	4	76
10-03-11(5)– 12-31-11	10.00	0.08		0.99	1.07	—	—	—	—	—	11.07	10.70	0.12	0.12	0.12	3.32	3	11

See Accompanying Notes to Financial Statements

48

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2030 Portfolio (continued)
Class S
12-31-12	11.06	0.14		1.37	1.51	0.11	0.33	—	0.44	—	12.13	13.62	42.09	0.37	0.37	1.21	4	76
10-03-11(5)– 12-31-11	10.00	0.08		0.98	1.06	—	—	—	—	—	11.06	10.60	0.37	0.37	0.37	3.10	3	11
Class S2
12-31-12	11.06	0.13		1.38	1.51	0.11	0.33	—	0.44	—	12.13	13.60	42.34	0.52	0.52	1.06	4	76
10-03-11(5)– 12-31-11	10.00	0.07		0.99	1.06	—	—	—	—	—	11.06	10.60	0.62	0.52	0.52	2.93	3	11
Class T
12-31-12	11.05	0.09		1.38	1.47	0.10	0.33	—	0.43	—	12.09	13.25	42.59	0.82	0.82	0.74	4	76
10-03-11(5)– 12-31-11	10.00	0.07		0.98	1.05	—	—	—	—	—	11.05	10.50	0.87	0.82	0.82	2.61	3	11
ING Solution 2035 Portfolio
Class ADV
12-31-12	10.48	0.10	•	1.45	1.55	0.21	—	—	0.21	—	11.82	14.89	0.70	0.62	0.62	0.86	411,758	58
12-31-11	11.19	0.17		(0.73)	(0.56)	0.15	—	—	0.15	—	10.48	(4.90)	0.62	0.62	0.62	1.54	418,753	71
12-31-10	9.90	0.14		1.26	1.40	0.11	—	—	0.11	—	11.19	14.29	0.62	0.62	0.62	1.39	453,363	56
12-31-09	7.94	0.12	•	2.08	2.20	0.23	0.01	—	0.24	—	9.90	28.00	0.62	0.62	0.62	1.35	389,542	46
12-31-08	13.19	0.15	•	(4.91)	(4.76)	0.14	0.35	—	0.49	—	7.94	(37.18)	0.62	0.62	0.62	1.38	252,226	62
Class I
12-31-12	10.69	0.16	•	1.47	1.63	0.27	—	—	0.27	—	12.05	15.37	0.20	0.12	0.12	1.39	168,154	58
12-31-11	11.41	0.24	•	(0.76)	(0.52)	0.20	—	—	0.20	—	10.69	(4.42)	0.12	0.12	0.12	2.10	140,503	71
12-31-10	10.09	0.20	•	1.27	1.47	0.15	—	—	0.15	—	11.41	14.77	0.12	0.12	0.12	1.90	115,744	56
12-31-09	8.08	0.16	•	2.13	2.29	0.27	0.01	—	0.28	—	10.09	28.68	0.12	0.12	0.12	1.82	85,142	46
12-31-08	13.38	0.21	•	(4.99)	(4.78)	0.17	0.35	—	0.52	—	8.08	(36.85)	0.12	0.12	0.12	1.96	50,607	62
Class S
12-31-12	10.61	0.13	•	1.46	1.59	0.24	—	—	0.24	—	11.96	15.09	0.45	0.37	0.37	1.15	456,581	58
12-31-11	11.32	0.21		(0.74)	(0.53)	0.18	—	—	0.18	—	10.61	(4.61)	0.37	0.37	0.37	1.77	416,250	71
12-31-10	10.01	0.16		1.28	1.44	0.13	—	—	0.13	—	11.32	14.56	0.37	0.37	0.37	1.65	477,985	56
12-31-09	8.02	0.14	•	2.11	2.25	0.25	0.01	—	0.26	—	10.01	28.35	0.37	0.37	0.37	1.59	406,568	46
12-31-08	13.29	0.17	•	(4.94)	(4.77)	0.15	0.35	—	0.50	—	8.02	(37.01)	0.37	0.37	0.37	1.59	269,288	62
Class S2
12-31-12	10.36	0.12	•	1.42	1.54	0.24	—	—	0.24	—	11.66	14.97	0.70	0.52	0.52	1.07	36,830	58
12-31-11	11.08	0.19	•	(0.73)	(0.54)	0.18	—	—	0.18	—	10.36	(4.79)	0.62	0.52	0.52	1.78	26,630	71
12-31-10	9.83	0.21	•	1.19	1.40	0.15	—	—	0.15	—	11.08	14.44	0.62	0.52	0.52	2.08	18,369	56
05-28-09(5)– 12-31-09	8.32	0.13	•	1.66	1.79	0.27	0.01	—	0.28	—	9.83	21.84	0.62	0.52	0.52	2.35	4	46
Class T
12-31-12	10.63	0.07	•	1.47	1.54	0.15	—	—	0.15	—	12.02	14.59	0.95	0.82	0.82	0.61	2,561	58
12-31-11	11.33	0.15	•	(0.73)	(0.58)	0.12	—	—	0.12	—	10.63	(5.06)	0.87	0.82	0.82	1.30	2,927	71
12-31-10	10.02	0.12		1.27	1.39	0.08	—	—	0.08	—	11.33	14.04	0.87	0.82	0.82	1.18	3,998	56
12-31-09	7.98	0.09	•	2.11	2.20	0.15	0.01	—	0.16	—	10.02	27.73	0.87	0.82	0.82	1.10	3,618	46
12-31-08	13.18	0.09	•	(4.89)	(4.80)	0.05	0.35	—	0.40	—	7.98	(37.30)	0.87	0.82	0.82	0.78	2,979	62
ING Solution 2040 Portfolio
Class ADV
12-31-12	11.23	0.08		1.57	1.65	0.09	0.34	—	0.43	—	12.45	14.70	44.95	0.62	0.62	0.63	4	64
10-03-11(5)– 12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.62	0.62	2.25	3	10
Class I
12-31-12	11.24	0.14		1.58	1.72	0.10	0.34	—	0.44	—	12.52	15.34	44.45	0.12	0.12	1.16	4	64
10-03-11(5)– 12-31-11	10.00	0.07		1.17	1.24	—	—	—	—	—	11.24	12.40	0.12	0.12	0.12	2.75	3	10
Class S
12-31-12	11.23	0.11		1.58	1.69	0.10	0.34	—	0.44	—	12.48	15.02	44.70	0.37	0.37	0.92	4	64
10-03-11(5)– 12-31-11	10.00	0.07		1.16	1.23	—	—	—	—	—	11.23	12.30	0.37	0.37	0.37	2.57	3	10

See Accompanying Notes to Financial Statements

49

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2040 Portfolio (continued)
Class S2
12-31-12	11.23	0.09		1.58	1.67	0.09	0.34	—	0.43	—	12.47	14.91	44.95	0.52	0.52	0.73	4	64
10-03-11(5)– 12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.52	0.52	2.36	3	10
Class T
12-31-12	11.22	0.05		1.58	1.63	0.08	0.34	—	0.42	—	12.43	14.56	45.20	0.82	0.82	0.43	4	64
10-03-11(5)– 12-31-11	10.00	0.05		1.17	1.22	—	—	—	—	—	11.22	12.20	0.87	0.82	0.82	2.06	3	10
ING Solution 2045 Portfolio
Class ADV
12-31-12	10.56	0.07	•	1.53	1.60	0.18	—	—	0.18	—	11.98	15.23	0.70	0.62	0.62	0.60	239,901	50
12-31-11	11.29	0.14	•	(0.76)	(0.62)	0.11	—	—	0.11	—	10.56	(5.42)	0.62	0.62	0.62	1.28	244,111	77
12-31-10	9.90	0.11		1.35	1.46	0.07	—	—	0.07	—	11.29	14.92	0.62	0.62	0.62	1.04	262,653	40
12-31-09	7.87	0.09	•	2.20	2.29	0.19	0.07	—	0.26	—	9.90	29.50	0.62	0.62	0.62	1.07	229,164	36
12-31-08	13.66	0.12	•	(5.44)	(5.32)	0.11	0.36	—	0.47	—	7.87	(40.02)	0.62	0.62	0.62	1.14	136,526	57
Class I
12-31-12	10.76	0.11		1.58	1.69	0.24	—	—	0.24	—	12.21	15.81	0.20	0.12	0.12	1.11	124,166	50
12-31-11	11.51	0.21	•	(0.80)	(0.59)	0.16	—	—	0.16	—	10.76	(5.02)	0.12	0.12	0.12	1.86	109,358	77
12-31-10	10.08	0.16	•	1.38	1.54	0.11	—	—	0.11	—	11.51	15.51	0.12	0.12	0.12	1.59	88,176	40
12-31-09	8.00	0.13	•	2.25	2.38	0.23	0.07	—	0.30	—	10.08	30.16	0.12	0.12	0.12	1.54	61,035	36
12-31-08	13.84	0.19	•	(5.53)	(5.34)	0.14	0.36	—	0.50	—	8.00	(39.70)	0.12	0.12	0.12	1.71	33,161	57
Class S
12-31-12	10.67	0.11		1.53	1.64	0.21	—	—	0.21	—	12.10	15.47	0.45	0.37	0.37	0.91	313,757	50
12-31-11	11.40	0.18	•	(0.78)	(0.60)	0.13	—	—	0.13	—	10.67	(5.14)	0.37	0.37	0.37	1.51	277,998	77
12-31-10	10.00	0.13		1.36	1.49	0.09	—	—	0.09	—	11.40	15.12	0.37	0.37	0.37	1.33	319,163	40
12-31-09	7.94	0.11	•	2.23	2.34	0.21	0.07	—	0.28	—	10.00	29.86	0.37	0.37	0.37	1.32	260,130	36
12-31-08	13.75	0.15	•	(5.48)	(5.33)	0.12	0.36	—	0.48	—	7.94	(39.86)	0.37	0.37	0.37	1.32	156,122	57
Class S2
12-31-12	10.49	0.09	•	1.51	1.60	0.20	—	—	0.20	—	11.89	15.37	0.70	0.52	0.52	0.76	22,458	50
12-31-11	11.24	0.16	•	(0.77)	(0.61)	0.14	—	—	0.14	—	10.49	(5.38)	0.62	0.52	0.52	1.49	19,318	77
12-31-10	9.89	0.18	•	1.28	1.46	0.11	—	—	0.11	—	11.24	15.00	0.62	0.52	0.52	1.74	14,341	40
05-28-09(5)– 12-31-09	8.33	0.11	•	1.75	1.86	0.23	0.07	—	0.30	—	9.89	22.72	0.62	0.52	0.52	1.93	4	36
Class T
12-31-12	10.63	0.02	•	1.57	1.59	0.12	—	—	0.12	—	12.10	14.98	0.95	0.82	0.82	0.21	936	50
12-31-11	11.35	0.11	•	(0.75)	(0.64)	0.08	—	—	0.08	—	10.63	(5.63)	0.87	0.82	0.82	0.98	1,367	77
12-31-10	9.95	0.09		1.36	1.45	0.05	—	—	0.05	—	11.35	14.68	0.87	0.82	0.82	0.83	2,329	40
12-31-09	7.88	0.07		2.21	2.28	0.14	0.07	—	0.21	—	9.95	29.26	0.87	0.82	0.82	0.80	2,142	36
12-31-08	13.62	0.10		(5.44)	(5.34)	0.04	0.36	—	0.40	—	7.88	(40.12)	0.87	0.82	0.82	0.73	1,712	57
ING Solution 2050 Portfolio
Class ADV
12-31-12	11.23	0.07		1.59	1.66	0.09	0.36	—	0.45	—	12.44	14.78	41.76	0.62	0.62	0.56	4	59
10-03-11(5)– 12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.62	0.62	2.22	3	12
Class I
12-31-12	11.24	0.13		1.60	1.73	0.10	0.36	—	0.46	—	12.51	15.42	41.26	0.12	0.12	1.09	4	59
10-03-11(5)– 12-31-11	10.00	0.07		1.17	1.24	—	—	—	—	—	11.24	12.40	0.12	0.12	0.12	2.73	3	12
Class S
12-31-12	11.23	0.10		1.59	1.69	0.10	0.36	—	0.46	—	12.46	15.01	41.51	0.37	0.37	0.84	4	59
10-03-11(5)– 12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30	0.37	0.37	0.37	2.32	3	12
Class S2
12-31-12	11.23	0.08		1.59	1.67	0.09	0.36	—	0.45	—	12.45	14.90	41.76	0.52	0.52	0.66	4	59
10-03-11(5)– 12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.52	0.52	2.34	3	12

See Accompanying Notes to Financial Statements

50

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2050 Portfolio (continued)
Class T
12-31-12	11.22	0.04		1.60	1.64	0.08	0.36	—	0.44	—	12.42	14.65	42.01	0.82	0.82	0.36	4	59
10-03-11(5)– 12-31-11	10.00	0.05		1.17	1.22	—	—	—	—	—	11.22	12.20	0.87	0.82	0.82	2.03	3	12
ING Solution 2055 Portfolio
Class ADV
12-31-12	10.66	0.09	•	1.52	1.61	0.10	0.12	—	0.22	—	12.05	15.27	0.72	0.62	0.62	0.78	19,927	55
12-31-11	11.34	0.17	•	(0.79)	(0.62)	0.03	0.03	—	0.06	—	10.66	(5.45)	0.62	0.62	0.62	1.58	11,461	81
03-08-10(5)– 12-31-10	10.02	0.15	•	1.17	1.32	—	—	—	—	—	11.34	13.17	0.62	0.62	0.62	1.72	3,923	33
Class I
12-31-12	10.74	0.14	•	1.54	1.68	0.13	0.12	—	0.25	—	12.17	15.80	0.22	0.12	0.12	1.21	8,034	55
12-31-11	11.37	0.24	•	(0.80)	(0.56)	0.04	0.03	—	0.07	—	10.74	(4.91)	0.12	0.12	0.12	2.16	4,746	81
03-08-10(5)– 12-31-10	10.02	0.18	•	1.17	1.35	—	—	—	—	—	11.37	13.47	0.12	0.12	0.12	2.11	1,648	33
Class S
12-31-12	10.70	0.13	•	1.52	1.65	0.12	0.12	—	0.24	—	12.11	15.53	0.47	0.37	0.37	1.14	22,055	55
12-31-11	11.35	0.20	•	(0.78)	(0.58)	0.04	0.03	—	0.07	—	10.70	(5.13)	0.37	0.37	0.37	1.77	10,061	81
03-08-10(5)– 12-31-10	10.02	0.15	•	1.18	1.33	—	—	—	—	—	11.35	13.27	0.37	0.37	0.37	1.80	4,717	33
Class S2
12-31-12	10.68	0.10	•	1.52	1.62	0.11	0.12	—	0.23	—	12.07	15.30	0.72	0.52	0.52	0.90	1,294	55
12-31-11	11.34	0.19	•	(0.79)	(0.60)	0.03	0.03	—	0.06	—	10.68	(5.26)	0.62	0.52	0.52	1.73	745	81
03-08-10(5)– 12-31-10	10.02	0.15	•	1.17	1.32	—	—	—	—	—	11.34	13.17	0.62	0.52	0.52	1.73	275	33
Class T
12-31-12	10.65	0.06	•	1.52	1.58	0.05	0.12	—	0.17	—	12.06	14.95	0.97	0.82	0.82	0.54	12	55
12-31-11	11.31	0.11		(0.74)	(0.63)	0.00 *	0.03	—	0.03	—	10.65	(5.56)	0.87	0.82	0.82	0.94	7	81
03-08-10(5)– 12-31-10	10.02	0.09		1.20	1.29	—	—	—	—	—	11.31	12.87	0.87	0.82	0.82	1.08	6	33

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

51

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of forty-three active separate investment series. The fourteen series included in this report are: ING Solution Aggressive Growth Portfolio (“Solution Aggressive Growth”), ING Solution Conservative Portfolio (“Solution Conservative”), ING Solution Growth Portfolio (“Solution Growth”), ING Solution Income Portfolio (“Solution Income”), ING Solution Moderate Portfolio (“Solution Moderate”), ING Solution 2015 Portfolio (“Solution 2015”), ING Solution 2020 Portfolio (“Solution 2020”), ING Solution 2025 Portfolio (“Solution 2025”), ING Solution 2030 Portfolio (“Solution 2030”), ING Solution 2035 Portfolio (“Solution 2035”), ING Solution 2040 Portfolio (“Solution 2040”), ING Solution 2045 Portfolio (“Solution 2045”), ING Solution 2050 Portfolio (“Solution 2050”) and ING Solution 2055 Portfolio (“Solution 2055”) (each, a “Portfolio” and collectively, the “Portfolios”). With the exception of Solution Aggressive Growth, Solution Conservative, Solution Growth, Solution Income and Solution Moderate, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”). When Solution 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055 Portfolios reach their respective Target Date, they may be combined with Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”). The Portfolios serve as an investment option in underlying variable insurance products offered by Directed Services LLC.

The Portfolios offer at least four of the following five classes: Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”), Service 2 Class (“Class S2”) and Class T. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC serves as the consultant (“IIM” or the “Consultant”) to the Investment Adviser. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. The valuation of each Portfolio’s investments in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the investment adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included following each Portfolio’s Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio had a significant amount of Level 3 investments.

For the year ended December 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the affiliated funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

53

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES

The Portfolios entered into an investment management agreement with the Investment Adviser. For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to 0.10% of each Portfolio’s average daily net assets.

DSL pays the Consultant a consulting fee of 0.030% of the first $500 million, 0.025% of the next $500 million, 0.020% of the next $1 billion and 0.010% of amounts over $2 billion based on each Portfolio’s average daily net assets.

The Consultant will provide tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

Effective May 1, 2012, under an Administrative Services Agreement, IFS acts as an administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each of the Portfolios a fee at an annual rate of 0.10% based on the average daily net assets of each Portfolio.

Prior to May 1, 2012, under an Administrative Services Agreement between the Portfolios and IFS, IFS provided all administrative services necessary for the Portfolios’ operations and was responsible for the supervision of the Portfolios’ other service providers. IFS also assumed all ordinary recurring direct costs of the Portfolios, such as custodian fees, director fees, transfer agency fees and accounting fees. As compensation for these services, IFS received a monthly fee from each Portfolio at an annual rate of 0.02% based on the average daily net assets of each Portfolio.

NOTE 4 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2012, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:

	Purchases	Sales
Solution Aggressive Growth	$19,958,264	$14,311,703
Solution Conservative	13,639,738	8,793,913
Solution Growth	39,683,531	28,365,536
Solution Income	154,917,204	175,733,798
Solution Moderate	46,858,061	33,560,369
Solution 2015	483,008,552	555,099,248
Solution 2020	12,344	12,445
Solution 2025	813,002,993	891,556,012
Solution 2030	13,422	13,952
Solution 2035	631,310,550	696,628,202
Solution 2040	11,663	12,230
Solution 2045	350,573,209	393,590,766
Solution 2050	10,707	11,321
Solution 2055	41,966,706	22,370,904

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV, Class S2 and Class T of the Portfolios have adopted a plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”), whereby IID is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Rule 12b-1 Plans, each Portfolio makes payments to IID at an annual rate of 0.25%, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to its Class ADV, Class S2 and Class T shares, respectively. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. The Distributor has contractually agreed to waive a portion of this fee equal to 0.05% of each applicable Portfolio’s average daily net assets attributable to the distribution fee paid by Class T shares, so that the actual fee paid is an annual rate of 0.45%.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

The Company has also adopted a Shareholder Servicing Plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to IID which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2012, the following indirect, wholly-owned subsidiary of ING U.S., Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	Solution 2015	74.57%
	Solution 2025	75.64
	Solution 2035	78.21
	Solution 2045	81.74
	Solution 2055	86.85
	Solution Aggressive Growth	98.16
	Solution Conservative	96.07
	Solution Growth	98.00
	Solution Income	65.42
	Solution Moderate	97.17

ING National Trust	Solution 2015	21.75
	Solution 2025	21.49
	Solution 2035	19.94
	Solution 2045	17.15
	Solution 2055	13.00
	Solution Income	30.04

ReliaStar Life Insurance Company	Solution 2020	99.66
	Solution 2030	99.66
	Solution 2040	99.66
	Solution 2050	99.66

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S	Class S2	Class T
Solution Aggressive Growth	0.62%	0.12%	0.37%	0.52%	N/A
Solution Conservative	0.62%	0.12%	0.37%	0.52%	N/A
Solution Growth	0.62%	0.12%	0.37%	0.52%	N/A
Solution Income	0.62%	0.12%	0.37%	0.52%	0.82%
Solution Moderate	0.62%	0.12%	0.37%	0.52%	N/A
Solution 2015	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2020	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2025	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2030	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2035	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2040	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2045	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2050	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2055	0.62%	0.12%	0.37%	0.52%	0.82%

(1)	The operating expense limits apply only at the Portfolio level and do not limit the fees payable by the underlying investment companies in which the Portfolios invest. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from manager on the accompanying Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

As of December 31, 2012, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers and the related expiration dates are as follows:

	December 31,
	2013	2014	2015	Total
Solution Aggressive Growth	$—	$—	$22,326	$22,326
Solution Conservative	—	—	16,157	16,157
Solution Growth	—	—	32,654	32,654
Solution Income	—	—	168,890	168,890
Solution Moderate	—	—	33,212	33,212
Solution 2015	—	—	585,477	585,477
Solution 2020	—	—	7,886	7,886
Solution 2025	—	—	949,131	949,131
Solution 2030	—	—	7,463	7,463
Solution 2035	—	—	821,484	821,484
Solution 2040	—	—	8,107	8,107
Solution 2045	—	—	538,375	538,375
Solution 2050	—	—	7,517	7,517
Solution 2055	—	—	38,939	38,939

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Aggressive Growth
Class ADV
12/31/12	425,057	—	19,427	(201,719)	242,765	4,731,660	—	215,644	(2,290,387)	2,656,917
12/31/11	583,117	—	4,514	(87,695)	499,936	6,273,930	—	43,428	(930,023)	5,387,335
Class I
12/31/12	—	—	—*	—	—	—	—	—	—	—
12/31/11	—	—	—*	—	—	—	—	—	—	—
Class S
12/31/12	376,802	—	12,368	(118,437)	270,733	4,261,998	—	137,910	(1,326,991)	3,072,917
12/31/11	433,197	—	2,219	(44,789)	390,627	4,612,710	—	21,413	(481,853)	4,152,270
Class S2
12/31/12	6,199	—	72	(2,640)	3,631	69,514	—	806	(29,225)	41,095
12/31/11	45,591	—	15	(54,719)	(9,113)	501,245	—	144	(607,021)	(105,632)
Solution Conservative
Class ADV
12/31/12	330,245	—	19,164	(112,598)	236,811	3,626,917	—	209,460	(1,236,024)	2,600,353
12/31/11	532,013	—	3,447	(103,503)	431,957	5,663,951	—	34,986	(1,111,163)	4,587,774
Class I
12/31/12	—	—	—*	—	—	—	—	—	—	—
12/31/11	—	—	—*	—	—	—	—	—	—	—
Class S
12/31/12	232,083	—	11,529	(55,176)	188,436	2,570,705	—	126,586	(610,322)	2,086,969
12/31/11	234,758	—	1,451	(60,127)	176,082	2,504,049	—	14,787	(636,648)	1,882,188
Class S2
12/31/12	26,583	—	709	(12,374)	14,918	292,821	—	7,766	(136,464)	164,123
12/31/11	13,048	—	69	(7,609)	5,508	141,839	—	708	(81,566)	60,981
Solution Growth
Class ADV
12/31/12	966,362	—	43,132	(361,668)	647,826	9,168,017	—	409,320	(3,440,079)	6,137,258
12/31/11	1,424,159	—	11,312	(147,016)	1,288,455	13,112,751	—	94,455	(1,344,967)	11,862,239
Class I
12/31/12	—	—	—	—	—	—	—	—	—	—
12/31/11	—	—	—	—	—	—	—	—	—	—
Class S
12/31/12	702,291	—	33,092	(240,515)	494,868	6,810,808	—	317,023	(2,294,910)	4,832,921
12/31/11	917,722	—	7,436	(87,911)	837,247	8,409,723	—	62,608	(798,034)	7,674,297
Class S2
12/31/12	62,914	—	1,536	(7,871)	56,579	589,969	—	14,654	(76,136)	528,487
12/31/11	37,687	—	342	(23,015)	15,014	352,768	—	2,867	(217,043)	138,592

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Income
Class ADV
12/31/12	1,670,433	—	465,735	(2,365,076)	(228,908)	18,112,555	—	4,960,074	(25,694,129)	(2,621,500)
12/31/11	2,569,350	—	438,123	(2,697,704)	309,769	27,823,835	—	4,429,419	(29,122,498)	3,130,756
Class I
12/31/12	1,110,318	—	113,124	(1,090,875)	132,567	12,282,871	—	1,228,527	(12,003,042)	1,508,356
12/31/11	1,319,341	—	89,363	(1,476,014)	(67,310)	14,467,537	—	920,437	(16,425,438)	(1,037,464)
Class S
12/31/12	596,573	—	316,260	(2,351,529)	(1,438,696)	6,537,486	—	3,409,285	(25,901,786)	(15,955,015)
12/31/11	1,122,253	—	345,939	(2,375,948)	(907,756)	12,190,210	—	3,538,958	(25,856,621)	(10,127,453)
Class S2
12/31/12	219,165	—	23,449	(152,001)	90,613	2,354,786	—	247,385	(1,635,698)	966,473
12/31/11	293,348	—	16,703	(370,474)	(60,423)	3,074,158	—	167,535	(3,972,390)	(730,697)
Class T
12/31/2012	8,169	—	557	(5,472)	3,254	90,514	—	6,157	(61,266)	35,405
12/31/11	2,943	—	680	(23,138)	(19,515)	32,492	—	7,074	(256,041)	(216,475)
Solution Moderate
Class ADV
12/31/12	1,045,062	—	49,323	(384,222)	710,163	10,459,780	—	498,655	(3,848,581)	7,109,854
12/31/11	1,268,557	—	14,406	(115,015)	1,167,948	12,457,626	—	132,097	(1,118,161)	11,471,562
Class I
12/31/12	—	—	—	—	—	—	—	—	—	—
12/31/11	—	—	—	—	—	—	—	—	—	—
Class S
12/31/12	830,920	—	48,014	(311,927)	567,007	8,621,260	—	493,584	(3,247,042)	5,867,802
12/31/11	979,510	—	14,584	(121,648)	872,446	9,590,980	—	135,778	(1,213,515)	8,513,243
Class S2
12/31/12	49,743	—	1,192	(1,815)	49,120	509,688	—	12,194	(18,502)	503,380
12/31/11	19,468	—	142	(4,442)	15,168	191,347	—	1,320	(45,241)	147,426
Solution 2015
Class ADV
12/31/12	2,464,342	—	1,105,305	(6,860,389)	(3,290,742)	27,286,263	—	12,047,820	(75,713,861)	(36,379,778)
12/31/11	4,286,555	—	973,520	(6,170,458)	(910,383)	46,838,887	—	9,822,823	(67,063,764)	(10,402,054)
Class I
12/31/12	4,355,419	—	398,438	(3,228,863)	1,524,994	49,258,744	—	4,418,680	(36,334,682)	17,342,742
12/31/11	3,925,243	—	240,801	(3,343,012)	823,032	43,630,595	—	2,473,021	(37,981,799)	8,121,817
Class S
12/31/12	1,981,282	—	1,195,075	(6,569,414)	(3,393,057)	22,133,385	—	13,169,730	(73,575,310)	(38,272,195)
12/31/11	3,199,911	—	1,118,790	(7,782,195)	(3,463,494)	35,164,929	—	11,411,661	(85,261,679)	(38,685,089)
Class S2
12/31/12	955,762	—	88,831	(834,527)	210,066	10,475,749	—	955,820	(9,112,794)	2,318,775
12/31/11	1,105,707	—	53,207	(373,212)	785,702	11,541,217	—	531,537	(3,993,281)	8,079,473
Class T
12/31/12	29,052	—	6,963	(35,319)	696	325,520	—	76,874	(395,003)	7,391
12/31/11	29,955	—	6,975	(67,825)	(30,895)	330,650	—	71,208	(723,797)	(321,939)
Solution 2020
Class ADV
12/31/12	—	—	—*	—	—	—	—	—	—	—
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Class I
12/31/12	—	—	—*	—	—	—	—	1	—	1
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Class S
12/31/12	—	—	—*	—	—	—	—	—	—	—
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Class S2
12/31/12	—	—	—*	—	—	—	—	—	—	—
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Class T
12/31/12	—	—	—*	—	—	—	—	—	—	—
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010

57

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2025
Class ADV
12/31/12	4,157,387	—	1,121,581	(9,748,030)	(4,469,062)	46,353,226	—	12,404,684	(108,715,233)	(49,957,323)
12/31/11	6,260,828	—	1,016,938	(7,281,465)	(3,699)	68,546,664	—	10,006,665	(78,617,916)	(64,587)
Class I
12/31/12	6,997,097	—	503,989	(5,541,984)	1,959,102	80,010,343	—	5,679,952	(62,884,740)	22,805,555
12/31/11	7,248,419	—	289,050	(4,502,712)	3,034,757	80,293,332	—	2,896,280	(52,224,601)	30,965,011
Class S
12/31/12	3,845,464	—	1,213,077	(8,828,376)	(3,769,835)	43,269,204	—	13,562,201	(99,849,737)	(43,018,332)
12/31/11	5,167,738	—	1,174,978	(10,195,514)	(3,852,798)	57,215,196	—	11,679,285	(110,373,340)	(41,478,859)
Class S2
12/31/12	1,811,007	—	91,163	(1,217,387)	684,783	20,090,234	—	998,233	(13,249,813)	7,838,654
12/31/11	1,418,291	—	51,939	(257,551)	1,212,679	14,825,010	—	506,920	(2,716,105)	12,615,825
Class T
12/31/12	34,059	—	3,390	(113,592)	(76,143)	385,859	—	38,170	(1,260,594)	(836,565)
12/31/11	147,996	—	9,072	(408,373)	(251,305)	1,574,198	—	90,084	(4,313,797)	(2,649,515)
Solution 2030
Class ADV
12/31/12	—	—	—*	—	—	—	—	—	—	—
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Class I
12/31/12	—	—	—*	—	—	—	—	1	—	1
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Class S
12/31/12	—	—	—*	—	—	—	—	1	—	1
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Class S2
12/31/12	—	—	—*	—	—	—	—	—	—	—
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Class T
12/31/12	—	—	—*	—	—	—	—	—	—	—
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Solution 2035
Class ADV
12/31/12	3,334,285	—	696,913	(9,139,858)	(5,108,660)	37,930,244	—	7,882,082	(104,004,385)	(58,192,059)
12/31/11	5,005,265	—	627,276	(6,192,834)	(560,293)	55,667,351	—	6,147,305	(67,772,610)	(5,957,954)
Class I
12/31/12	6,189,202	—	358,042	(5,742,703)	804,541	72,242,527	—	4,121,061	(66,391,679)	9,971,909
12/31/11	7,799,008	—	204,020	(5,000,537)	3,002,491	88,295,875	—	2,036,122	(59,368,376)	30,963,621
Class S
12/31/12	4,316,317	—	804,114	(6,192,267)	(1,071,836)	49,674,627	—	9,199,067	(71,543,326)	(12,669,632)
12/31/11	4,535,165	—	729,282	(8,233,063)	(2,968,616)	50,931,359	—	7,227,185	(90,604,211)	(32,445,667)
Class S2
12/31/12	1,364,124	—	62,011	(837,829)	588,306	15,307,861	—	692,046	(9,219,539)	6,780,368
12/31/11	1,146,562	—	35,464	(268,949)	913,077	12,171,079	—	343,641	(2,864,900)	9,649,820
Class T
12/31/12	31,292	—	2,935	(96,533)	(62,306)	361,159	—	33,809	(1,095,031)	(700,063)
12/31/11	43,228	—	3,681	(124,450)	(77,541)	480,533	—	36,629	(1,366,323)	(849,161)
Solution 2040
Class ADV
12/31/12	—	—	—*	—	—	—	—	—	—	—
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Class I
12/31/12	—	—	—*	—	—	—	—	—	—	—
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Class S
12/31/12	—	—	—*	—	—	—	—	—	—	—
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Class S2
12/31/12	—	—	—*	—	—	—	—	1	—	1
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010

58

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2040 (continued)
Class T
12/31/12	—	—	—*	—	—	—	—	1	—	1
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Solution 2045
Class ADV
12/31/12	2,386,050	—	343,666	(5,817,276)	(3,087,560)	27,412,823	—	3,931,540	(67,020,993)	(35,676,630)
12/31/11	3,164,971	—	261,641	(3,578,586)	(151,974)	35,425,518	—	2,574,545	(39,525,672)	(1,525,609)
Class I
12/31/12	5,134,844	—	242,000	(5,368,740)	8,104	60,469,049	—	2,816,877	(62,758,564)	527,362
12/31/11	6,982,323	—	123,326	(4,608,895)	2,496,754	79,887,475	—	1,234,496	(55,155,388)	25,966,583
Class S
12/31/12	4,081,251	—	461,577	(4,674,476)	(131,648)	47,456,346	—	5,326,597	(54,513,855)	(1,730,912)
12/31/11	3,726,034	—	370,353	(6,025,750)	(1,929,363)	42,201,768	—	3,677,605	(66,730,630)	(20,851,257)
Class S2
12/31/12	715,952	—	30,769	(698,522)	48,199	8,150,869	—	349,229	(7,690,051)	810,047
12/31/11	724,338	—	19,805	(179,354)	564,789	7,816,596	—	193,691	(1,970,290)	6,039,997
Class T
12/31/12	19,644	—	1,226	(72,015)	(51,145)	227,076	—	14,182	(838,978)	(597,720)
12/31/11	33,742	—	1,347	(111,810)	(76,721)	381,498	—	13,362	(1,212,741)	(817,881)
Solution 2050
Class ADV
12/31/12	—	—	—*	—	—	—	—	—	—	—
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Class I
12/31/12	—	—	—*	—	—	—	—	—	—	—
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Class S
12/31/12	—	—	—*	—	—	—	—	—	—	—
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Class S2
12/31/12	—	—	—*	—	—	—	—	1	—	1
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Class T
12/31/12	—	—	—*	—	—	—	—	1	—	1
10/3/11(1)–12/31/11	301	—	—	—	301	3,010	—	—	—	3,010
Solution 2055
Class ADV
12/31/12	913,499	—	31,012	(365,458)	579,053	10,605,444	—	356,943	(4,260,645)	6,701,742
12/31/11	1,007,927	—	4,713	(283,793)	728,847	11,310,580	—	46,840	(3,187,766)	8,169,654
Class I
12/31/12	718,288	—	14,603	(514,788)	218,103	8,460,850	—	169,394	(5,978,626)	2,651,618
12/31/11	600,711	—	1,627	(305,278)	297,060	6,768,482	—	16,256	(3,528,213)	3,256,525
Class S
12/31/12	1,079,888	—	29,451	(227,931)	881,408	12,590,200	—	340,162	(2,655,313)	10,275,049
12/31/11	764,515	—	5,039	(244,657)	524,897	8,607,232	—	50,185	(2,658,477)	5,998,940
Class S2
12/31/12	80,121	—	1,923	(44,634)	37,410	924,025	—	22,155	(518,154)	428,026
12/31/11	53,418	—	298	(8,180)	45,536	597,651	—	2,970	(88,889)	511,732
Class T
12/31/12	986	—	7	(680)	313	11,570	—	83	(7,872)	3,781
12/31/11	1,469	—	1	(1,316)	154	15,225	—	13	(13,990)	1,248

*	Share amount is less than 0.500.

(1)	Commencement of operations.

59

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 9 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement’’) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended December 31, 2012, the Portfolios utilized the line of credit as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Solution 2025	1	$37,130,000	1.15%
Solution 2035	1	32,090,000	1.15
Solution 2045	1	20,980,000	1.15

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2012:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Solution Aggressive Growth	$232,339	$(232,339)
Solution Conservative	146,763	(146,763)
Solution Growth	383,760	(383,760)
Solution Income	2,130,407	(2,130,407)
Solution Moderate	423,939	(423,939)
Solution 2015	8,092,885	(8,092,885)
Solution 2020	174	(174)
Solution 2025	9,772,467	(9,772,467)
Solution 2030	143	(143)
Solution 2035	8,407,859	(8,407,859)
Solution 2040	155	(155)
Solution 2045	5,838,867	(5,838,867)
Solution 2050	154	(154)
Solution 2055	413,716	(413,716)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Solution Aggressive Growth	$299,865	$54,556	$ 64,899	$ 106
Solution Conservative	343,905	—	50,494	7
Solution Growth	609,549	131,467	94,171	65,766
Solution Income	9,851,429	—	9,063,423	—
Solution Moderate	803,979	200,481	139,078	130,133
Solution 2015	30,668,924	—	24,310,250	—
Solution 2020	284	210	—	—

60

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Solution 2025	$32,683,240	$—	$25,179,234	$—
Solution 2030	443	208	—	—
Solution 2035	21,928,065	—	15,790,883	—
Solution 2040	446	205	—	—
Solution 2045	12,438,425	—	7,693,700	—
Solution 2050	475	205	—	—
Solution 2055	636,313	252,475	115,324	950

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Solution Aggressive Growth	$699,726	$489,422	$639,818	$—	—
Solution Conservative	507,388	89,375	130,395	—	—
Solution Growth	1,423,696	667,682	1,051,675	—	—
Solution Income	6,383,103	—	2,383,355	(11,897,748)	2017
Solution Moderate	1,901,281	479,711	763,569	—	—
Solution 2015	21,939,157	—	12,951,755	(35,071,071)	2017
				(4,233,809)	2018
				$(39,304,880)
Solution 2020	1,516	123	1,093	—	—
Solution 2025	27,486,300	—	48,331,440	(17,860,480)	2017
				(26,382,916)	2018
				$(44,243,396)
Solution 2030	1,445	171	1,598	—	—
Solution 2035	20,020,775	—	48,136,746	(12,874,985)	2018
Solution 2040	1,442	214	2,075	—	—
Solution 2045	11,689,926	—	46,821,402	(4,597,176)	2018
Solution 2050	1,403	217	2,090	—	—
Solution 2055	1,183,411	816,248	1,695,960	—	—

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2012, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgements by the Adviser or Consultant. There is a risk that the

61

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 11 — CONCENTRATION OF INVESTMENT RISK (continued)

Portfolios may allocate assets to as Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 12 — RESTRUCTURING PLAN

The Investment Adviser, Consultant, Administrator and Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of December 31, 2012, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced that the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock, in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership interest over time. While the base case is an initial public offering, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The investment advisory agreement for the Portfolios provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Portfolios.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Adviser, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Adviser. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

NOTE 13 — SUBSEQUENT EVENTS

It is anticipated that one or more of the transactions contemplated by the Restructuring Plan may be deemed to be a change of control, resulting in the automatic terminations of the existing investment advisory and sub-advisory agreements for the Portfolios. At a meeting held on January 10, 2013, the Board approved new advisory and sub-advisory agreements for the Portfolios that will take effect upon

62

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 13 — SUBSEQUENT EVENTS (continued)

shareholder approval or the close of the IPO, whichever is later. Information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships will be disclosed in the Portfolios’ semi-annual shareholder report to be dated June 30, 2013. A proxy statement, including disclosures regarding the Board’s considerations, is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the new investment advisory and sub-advisory agreements.

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Directors of the Company. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund complex. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund complex, and the Investment Adviser to the Portfolios to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. A proxy statement is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

On January 10, 2013, the Board of Directors for the Portfolios approved a proposal to change the advisory fee for each Portfolio to a bifurcated fee (“Bifurcated Fee”), subject to shareholder approval at a shareholder meeting scheduled for on or about April 22, 2013. Currently, each Portfolio pays an advisory fee at an annual rate equal to 0.10% of the Portfolio’s average daily net assets. If the Bifurcated Fee proposal is approved by shareholders, each Portfolio would pay an advisory fee equal to 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds and 30% of the Portfolio’s average daily net assets invested in direct investments (“Direct Investments”). Direct Investments include, but are not limited to, securities issued by investment companies outside the ING Fund Complex, including exchange traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments. If shareholders approve the Bifurcated Fee structure, DSL would be contractually obligated to limit expenses through at least May 1, 2018; the obligation includes Acquired Fund Fees and Expenses and does not extend to interest, taxes, brokerage commissions, and extraordinary expenses.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

63

ING SOLUTION AGGRESSIVE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.1%
11,016		iShares MSCI Emerging Markets Index Fund	$488,559	2.1

		Total Exchange-Traded Funds
		(Cost $476,266)	488,559	2.1

MUTUAL FUNDS: 97.9%
		Affiliated Investment Companies: 97.9%
17,196		ING Clarion Real Estate Portfolio — Class I	468,077	2.0
24,235		ING Davis New York Venture Portfolio — Class I	459,494	2.0
82,899		ING Emerging Markets Equity Fund — Class I	947,536	4.1
44,600		ING Floating Rate Fund — Class I	454,920	2.0
38,992		ING Global Bond Fund — Class I	452,694	2.0
111,864	@	ING Goldman Sachs Commodity Strategy Portfolio — Class I	654,405	2.9
36,922		ING Growth and Income Portfolio — Class I	906,063	3.9
167,357		ING International Core Fund — Class I	1,626,711	7.1
91,098		ING International Growth Fund — Class I	925,559	4.0
27,469		ING International Index Portfolio — Class I	232,391	1.0
33,484		ING JPMorgan Emerging Markets Equity Portfolio — Class I	700,825	3.1
99,088		ING Large Cap Growth Portfolio — Class I	1,466,496	6.4
92,022		ING Large Cap Value Fund — Class I	1,023,283	4.5
142,357		ING MidCap Opportunities Portfolio — Class I	1,833,555	8.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
151,339		ING MidCap Value Fund — Class I	$1,858,439	8.1
86,300		ING PIMCO High Yield Portfolio — Class I	918,237	4.0
41,309		ING PIMCO Total Return Bond Portfolio — Class I	503,974	2.2
35,545		ING Small Company Portfolio — Class I	697,742	3.0
45,404		ING T Rowe Price Capital Appreciation Portfolio — Class I	1,136,924	5.0
113,470		ING T. Rowe Price Equity Income Portfolio — Class I	1,489,855	6.5
12,318		ING T. Rowe Price Growth Equity Portfolio — Class I	788,366	3.4
84,628		ING Templeton Foreign Equity Portfolio — Class I	943,600	4.1
55,924		ING U.S. Bond Index Portfolio — Class I	613,487	2.7
118,344		ING U.S. Stock Index Portfolio — Class I	1,360,960	5.9

		Total Mutual Funds
		(Cost $21,541,825)	22,463,593	97.9

		Total Investments in Securities (Cost $22,018,091)	$22,952,152	100.0
		Liabilities in Excess of Other Assets	(4,789)	—
		Net Assets	$22,947,363	100.0

@	Non-income producing security

Cost for federal income tax purposes is $22,312,334.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$976,217
Gross Unrealized Depreciation	(336,399)
Net Unrealized Appreciation	$639,818

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$488,559	$—	$—	$488,559
Mutual Funds	22,463,593	—	—	22,463,593
Total Investments, at fair value	$22,952,152	$—	$—	$22,952,152

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

64

ING SOLUTION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.0%
6,912		iShares MSCI Emerging Markets Index Fund	$306,547	2.0

		Total Exchange-Traded Funds
		(Cost $298,819)	306,547	2.0

MUTUAL FUNDS: 98.0%
		Affiliated Investment Companies: 98.0%
122,711		ING BlackRock Inflation Protected Bond Portfolio — Class I	1,347,365	8.9
8,112		ING Davis New York Venture Portfolio — Class I	153,794	1.0
74,389		ING Floating Rate Fund — Class I	758,765	5.0
156,130		ING Global Bond Fund — Class I	1,812,666	12.0
12,364		ING Growth and Income Portfolio — Class I	303,423	2.0
123,482		ING Intermediate Bond Fund — Class I	1,248,398	8.3
31,848		ING International Core Fund — Class I	309,567	2.1
18,678		ING International Index Portfolio — Class I	158,019	1.0
10,176		ING Large Cap Growth Portfolio — Class I	150,599	1.0
27,270		ING Large Cap Value Fund — Class I	303,237	2.0
81,230		ING Limited Maturity Bond Portfolio — Class I	826,106	5.5
47,448		ING MidCap Opportunities Portfolio — Class I	611,126	4.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
50,383		ING MidCap Value Fund — Class I	$618,704	4.1
129,283		ING PIMCO High Yield Portfolio — Class I	1,375,572	9.1
135,410		ING PIMCO Total Return Bond Portfolio — Class I	1,652,008	10.9
37,472	@	ING Short Term Bond Fund Class — I	374,717	2.5
34,898		ING T. Rowe Price Equity Income Portfolio — Class I	458,212	3.0
173,841		ING U.S. Bond Index Portfolio — Class I	1,907,035	12.6
39,520		ING U.S. Stock Index Portfolio — Class I	454,480	3.0

		Total Mutual Funds
		(Cost $14,595,368)	14,823,793	98.0

		Total Investments in Securities (Cost $14,894,187)	$15,130,340	100.0
		Liabilities in Excess of Other Assets	(2,582)	—
		Net Assets	$15,127,758	100.0

@	Non-income producing security

Cost for federal income tax purposes is $14,999,945.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$262,531
Gross Unrealized Depreciation	(132,136)
Net Unrealized Appreciation	$130,395

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$306,547	$—	$—	$306,547
Mutual Funds	14,823,793	—	—	14,823,793
Total Investments, at fair value	$15,130,340	$—	$—	$15,130,340

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

65

ING SOLUTION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.0%
20,208		iShares MSCI Emerging Markets Index Fund	$896,225	2.0

		Total Exchange-Traded Funds
		(Cost $873,668)	896,225	2.0

MUTUAL FUNDS: 98.0%
		Affiliated Investment Companies: 98.0%
78,078		ING BlackRock Inflation Protected Bond Portfolio — Class I	857,302	2.0
32,801		ING Clarion Real Estate Portfolio — Class I	892,839	2.0
40,455		ING Davis New York Venture Portfolio — Class I	767,033	1.8
119,653		ING Emerging Markets Equity Fund — Class I	1,367,631	3.1
127,802		ING Floating Rate Fund — Class I	1,303,580	3.0
186,245		ING Global Bond Fund — Class I	2,162,299	5.0
142,658	@	ING Goldman Sachs Commodity Strategy Portfolio — Class I	834,549	1.9
66,115		ING Growth and Income Portfolio — Class I	1,622,467	3.7
117,850		ING Intermediate Bond Fund — Class I	1,191,459	2.7
182,478		ING International Core Fund — Class I	1,773,687	4.1
86,929		ING International Growth Fund — Class I	883,204	2.0
52,422		ING International Index Portfolio — Class I	443,494	1.0
43,134		ING JPMorgan Emerging Markets Equity Portfolio — Class I	902,805	2.1
152,950		ING Large Cap Growth Portfolio — Class I	2,263,665	5.2
156,223		ING Large Cap Value Fund — Class I	1,737,198	4.0
52,600		ING Limited Maturity Bond Portfolio — Class I	534,942	1.2

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
203,854		ING MidCap Opportunities Portfolio — Class I	$2,625,643	6.0
216,537		ING MidCap Value Fund — Class I	2,659,077	6.1
205,813		ING PIMCO High Yield Portfolio — Class I	2,189,850	5.0
220,067		ING PIMCO Total Return Bond Portfolio — Class I	2,684,812	6.2
32,440	@	ING Short Term Bond Fund Class — I	324,403	0.7
45,210		ING Small Company Portfolio — Class I	887,482	2.0
86,735		ING T Rowe Price Capital Appreciation Portfolio — Class I	2,171,843	5.0
166,620		ING T. Rowe Price Equity Income Portfolio — Class I	2,187,723	5.0
18,498		ING T. Rowe Price Growth Equity Portfolio — Class I	1,183,902	2.7
80,663		ING Templeton Foreign Equity Portfolio — Class I	899,396	2.1
272,966		ING U.S. Bond Index Portfolio — Class I	2,994,434	6.9
207,239		ING U.S. Stock Index Portfolio — Class I	2,383,243	5.5

		Total Mutual Funds
		(Cost $41,360,167)	42,729,962	98.0

		Total Investments in Securities (Cost $42,233,835)	$43,626,187	100.0
		Liabilities in Excess of Other Assets	(9,795)	—
		Net Assets	$43,616,392	100.0

@	Non-income producing security

Cost for federal income tax purposes is $42,574,512.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,462,182
Gross Unrealized Depreciation	(410,507)
Net Unrealized Appreciation	$1,051,675

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$896,225	$—	$—	$896,225
Mutual Funds	42,729,962	—	—	42,729,962
Total Investments, at fair value	$43,626,187	$—	$—	$43,626,187

ˆ    See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

66

ING SOLUTION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.0%
97,958		iShares MSCI Emerging Markets Index Fund	$4,344,437	2.0

		Total Exchange-Traded Funds
		(Cost $4,234,613)	4,344,437	2.0

MUTUAL FUNDS: 98.0%
		Affiliated Investment Companies: 98.0%
1,722,530		ING BlackRock Inflation Protected Bond Portfolio — Class I	18,913,380	8.9
160,729		ING Clarion Real Estate Portfolio — Class I	4,375,033	2.1
170,568		ING Davis New York Venture Portfolio — Class I	3,233,962	1.5
626,599		ING Floating Rate Fund — Class I	6,391,306	3.0
1,095,793		ING Global Bond Fund — Class I	12,722,152	6.0
699,603	@	ING Goldman Sachs Commodity Strategy Portfolio — Class I	4,092,676	1.9
260,463		ING Growth and Income Portfolio — Class I	6,391,773	3.0
1,943,550		ING Intermediate Bond Fund — Class I	19,649,291	9.3
447,173		ING International Core Fund — Class I	4,346,524	2.1
257,656		ING International Index Portfolio — Class I	2,179,769	1.0
357,059		ING Large Cap Growth Portfolio — Class I	5,284,469	2.5
765,711		ING Large Cap Value Fund — Class I	8,514,708	4.0
1,144,987		ING Limited Maturity Bond Portfolio — Class I	11,644,516	5.5

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
499,565		ING MidCap Opportunities Portfolio — Class I	$6,434,398	3.0
530,573		ING MidCap Value Fund — Class I	6,515,438	3.1
603,085		ING PIMCO High Yield Portfolio — Class I	6,416,820	3.0
2,160,188		ING PIMCO Total Return Bond Portfolio — Class I	26,354,288	12.4
521,090	@	ING Short Term Bond Fund Class — I	5,210,904	2.5
571,644		ING T. Rowe Price Equity Income Portfolio — Class I	7,505,686	3.6
32,981		ING T. Rowe Price Growth Equity Portfolio — Class I	2,110,781	1.0
2,727,501		ING U.S. Bond Index Portfolio — Class I	29,920,681	14.1
830,968		ING U.S. Stock Index Portfolio — Class I	9,556,134	4.5

		Total Mutual Funds
		(Cost $203,344,394)	207,764,689	98.0

		Total Investments in Securities (Cost $207,579,007)	$212,109,126	100.0
		Liabilities in Excess of Other Assets	(59,284)	—
		Net Assets	$212,049,842	100.0

@	Non-income producing security

Cost for federal income tax purposes is $209,725,771.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,240,004
Gross Unrealized Depreciation	(2,856,649)
Net Unrealized Appreciation	$2,383,355

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,344,437	$—	$—	$4,344,437
Mutual Funds	207,764,689	—	—	207,764,689
Total Investments, at fair value	$212,109,126	$—	$—	$212,109,126

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

67

ING SOLUTION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.0%
21,123		iShares MSCI Emerging Markets Index Fund	$936,805	2.0
		Total Exchange-Traded Funds
		(Cost $913,129)	936,805	2.0

MUTUAL FUNDS: 98.0%
		Affiliated Investment Companies: 98.0%
205,713		ING BlackRock Inflation Protected Bond Portfolio — Class I	2,258,727	4.9
34,560		ING Clarion Real Estate Portfolio — Class I	940,735	2.1
24,443		ING Davis New York Venture Portfolio — Class I	463,446	1.0
84,116		ING Emerging Markets Equity Fund — Class I	961,449	2.1
134,668		ING Floating Rate Fund — Class I	1,373,618	3.0
196,300		ING Global Bond Fund — Class I	2,279,047	5.0
225,575	@	ING Goldman Sachs Commodity Strategy Portfolio — Class I	1,319,616	2.9
37,237		ING Growth and Income Portfolio — Class I	913,786	2.0
327,424		ING Intermediate Bond Fund — Class I	3,310,253	7.2
192,300		ING International Core Fund — Class I	1,869,152	4.1
45,803		ING International Growth Fund — Class I	465,360	1.0
55,298		ING International Index Portfolio — Class I	467,819	1.0
22,764		ING JPMorgan Emerging Markets Equity Portfolio — Class I	476,459	1.0
69,084		ING Large Cap Growth Portfolio — Class I	1,022,442	2.2
82,317		ING Large Cap Value Fund — Class I	915,363	2.0
156,273		ING Limited Maturity Bond Portfolio — Class I	1,589,293	3.5

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
179,016		ING MidCap Opportunities Portfolio — Class I	$2,305,725	5.0
190,149		ING MidCap Value Fund — Class I	2,335,032	5.1
216,628		ING PIMCO High Yield Portfolio — Class I	2,304,926	5.0
408,542		ING PIMCO Total Return Bond Portfolio — Class I	4,984,218	10.9
67,526	@	ING Short Term Bond Fund Class — I	675,259	1.5
47,642		ING Small Company Portfolio — Class I	935,207	2.1
45,703		ING T Rowe Price Capital Appreciation Portfolio — Class I	1,144,407	2.5
122,913		ING T. Rowe Price Equity Income Portfolio — Class I	1,613,846	3.5
5,318		ING T. Rowe Price Growth Equity Portfolio — Class I	340,321	0.8
42,499		ING Templeton Foreign Equity Portfolio — Class I	473,864	1.0
524,477		ING U.S. Bond Index Portfolio — Class I	5,753,515	12.6
119,190		ING U.S. Stock Index Portfolio — Class I	1,370,685	3.0

		Total Mutual Funds
		(Cost $43,788,124)	44,863,570	98.0

		Total Investments in Securities (Cost $44,701,253)	$45,800,375	100.0
		Liabilities in Excess of Other Assets	(10,126)	—
		Net Assets	$45,790,249	100.0

@	Non-income producing security

Cost for federal income tax purposes is $45,036,806.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,233,785
Gross Unrealized Depreciation	(470,216)
Net Unrealized Appreciation	$763,569

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$936,805	$—	$—	$936,805
Mutual Funds	44,863,570	—	—	44,863,570
Total Investments, at fair value	$45,800,375	$—	$—	$45,800,375

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

68

ING SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.0%
344,681		iShares MSCI Emerging Markets Index Fund	$15,286,602	2.0

		Total Exchange-Traded Funds
		(Cost $14,900,514)	15,286,602	2.0

MUTUAL FUNDS: 98.0%
		Affiliated Investment Companies: 98.0%
5,354,376		ING BlackRock Inflation Protected Bond Portfolio — Class I	58,791,047	7.9
562,276		ING Clarion Real Estate Portfolio — Class I	15,305,155	2.1
695,508		ING Davis New York Venture Portfolio — Class I	13,186,823	1.8
2,191,320		ING Floating Rate Fund — Class I	22,351,460	3.0
3,832,189		ING Global Bond Fund — Class I	44,491,714	6.0
2,446,111	@	ING Goldman Sachs Commodity Strategy Portfolio — Class I	14,309,751	1.9
985,351		ING Growth and Income Portfolio — Class I	24,180,502	3.2
5,327,190		ING Intermediate Bond Fund — Class I	53,857,886	7.2
3,128,510		ING International Core Fund — Class I	30,409,121	4.1
1,490,329		ING International Growth Fund — Class I	15,141,746	2.0
894,670		ING International Index Portfolio — Class I	7,568,909	1.0
1,248,762		ING Large Cap Growth Portfolio — Class I	18,481,675	2.5
2,678,279		ING Large Cap Value Fund — Class I	29,782,461	4.0
3,626,240		ING Limited Maturity Bond Portfolio — Class I	36,878,857	5.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
2,621,178		ING MidCap Opportunities Portfolio — Class I	$33,760,777	4.5
2,784,241		ING MidCap Value Fund — Class I	34,190,484	4.6
2,111,505		ING PIMCO High Yield Portfolio — Class I	22,466,416	3.0
5,890,752		ING PIMCO Total Return Bond Portfolio — Class I	71,867,180	9.7
1,469,689	@	ING Short Term Bond Fund Class — I	14,696,889	2.0
1,999,658		ING T. Rowe Price Equity Income Portfolio — Class I	26,255,513	3.5
115,344		ING T. Rowe Price Growth Equity Portfolio — Class I	7,381,996	1.0
1,382,903		ING Templeton Foreign Equity Portfolio — Class I	15,419,364	2.1
7,360,527		ING U.S. Bond Index Portfolio — Class I	80,744,979	10.9
3,229,484		ING U.S. Stock Index Portfolio — Class I	37,139,061	5.0

		Total Mutual Funds
		(Cost $707,766,094)	728,659,766	98.0

		Total Investments in Securities (Cost $722,666,608)	$743,946,368	100.0
		Liabilities in Excess of Other Assets	(216,685)	—
		Net Assets	$743,729,683	100.0

@	Non-income producing security

Cost for federal income tax purposes is $730,994,613.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,664,388
Gross Unrealized Depreciation	(10,712,633)
Net Unrealized Appreciation	$12,951,755

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$15,286,602	$—	$—	$15,286,602
Mutual Funds	728,659,766	—	—	728,659,766
Total Investments, at fair value	$743,946,368	$—	$—	$743,946,368

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

69

ING SOLUTION 2020 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.0%
8		iShares MSCI Emerging Markets Index Fund	$355	2.0

		Total Exchange-Traded Funds
		(Cost $346)	355	2.0

MUTUAL FUNDS: 97.8%
		Affiliated Investment Companies: 97.8%
112		ING BlackRock Inflation Protected Bond Portfolio — Class I	1,226	6.9
13		ING Clarion Real Estate Portfolio — Class I	364	2.0
17		ING Davis New York Venture Portfolio — Class I	314	1.8
52		ING Floating Rate Fund — Class I	532	3.0
91		ING Global Bond Fund — Class I	1,060	6.0
58	@	ING Goldman Sachs Commodity Strategy Portfolio — Class I	341	1.9
27		ING Growth and Income Portfolio — Class I	665	3.7
66		ING Intermediate Bond Fund — Class I	664	3.7
74		ING International Core Fund — Class I	724	4.1
35		ING International Growth Fund — Class I	360	2.0
21		ING International Index Portfolio — Class I	181	1.0
51		ING Large Cap Growth Portfolio — Class I	748	4.2
76		ING Large Cap Value Fund — Class I	842	4.7
74		ING Limited Maturity Bond Portfolio — Class I	753	4.2
69		ING MidCap Opportunities Portfolio — Class I	893	5.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
74		ING MidCap Value Fund — Class I	$904	5.1
50		ING PIMCO High Yield Portfolio — Class I	536	3.0
90		ING PIMCO Total Return Bond Portfolio — Class I	1,097	6.2
30	@	ING Short Term Bond Fund Class — I	297	1.7
37		ING Small Company Portfolio — Class I	724	4.1
18		ING T Rowe Price Capital Appreciation Portfolio — Class I	443	2.5
58		ING T. Rowe Price Equity Income Portfolio — Class I	759	4.3
6		ING T. Rowe Price Growth Equity Portfolio — Class I	396	2.2
33		ING Templeton Foreign Equity Portfolio — Class I	366	2.1
112		ING U.S. Bond Index Portfolio — Class I	1,223	6.9
85		ING U.S. Stock Index Portfolio — Class I	973	5.5

		Total Mutual Funds
		(Cost $16,295)	17,385	97.8

		Total Investments in Securities (Cost $16,641)	$17,740	99.8
		Assets in Excess of Other Liabilities	30	0.2
		Net Assets	$17,770	100.0

@	Non-income producing security

Cost for federal income tax purposes is $16,646.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,129
Gross Unrealized Depreciation	(35)
Net Unrealized Appreciation	$1,094

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$355	$—	$—	$355
Mutual Funds	17,385	—	—	17,385
Total Investments, at fair value	$17,740	$—	$—	$17,740

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

70

ING SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.0%
575,821		iShares MSCI Emerging Markets Index Fund	$25,537,661	2.0
		Total Exchange-Traded Funds
		(Cost $24,893,989)	25,537,661	2.0

MUTUAL FUNDS: 98.0%
		Affiliated Investment Companies: 98.0%
935,252		ING Clarion Real Estate Portfolio — Class I	25,457,566	2.0
1,155,032		ING Davis New York Venture Portfolio — Class I	21,899,399	1.8
2,270,467		ING Emerging Markets Equity Fund — Class I	25,951,440	2.1
3,643,536		ING Floating Rate Fund — Class I	37,164,066	3.0
6,371,461		ING Global Bond Fund — Class I	73,972,666	5.9
4,066,714	@	ING Goldman Sachs Commodity Strategy Portfolio — Class I	23,790,276	1.9
1,888,282		ING Growth and Income Portfolio — Class I	46,338,450	3.7
2,138,038		ING Intermediate Bond Fund — Class I	21,615,562	1.7
6,503,644		ING International Core Fund — Class I	63,215,422	5.1
3,717,810		ING International Growth Fund — Class I	37,772,951	3.0
1,494,189		ING International Index Portfolio — Class I	12,640,842	1.0
1,227,679		ING JPMorgan Emerging Markets Equity Portfolio — Class I	25,695,319	2.1
4,152,443		ING Large Cap Growth Portfolio — Class I	61,456,152	4.9
4,175,326		ING Large Cap Value Fund — Class I	46,429,622	3.7
5,418,439		ING Limited Maturity Bond Portfolio — Class I	55,105,529	4.4
5,811,692		ING MidCap Opportunities Portfolio — Class I	74,854,595	6.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
6,173,805		ING MidCap Value Fund — Class I	$75,814,326	6.1
3,518,779		ING PIMCO High Yield Portfolio — Class I	37,439,811	3.0
4,765,501		ING PIMCO Total Return Bond Portfolio — Class I	58,139,109	4.7
1,839,719	@	ING Short Term Bond Fund Class — I	18,397,193	1.5
2,578,000		ING Small Company Portfolio — Class I	50,606,144	4.1
2,472,614		ING T Rowe Price Capital Appreciation Portfolio — Class I	61,914,244	5.0
4,512,780		ING T. Rowe Price Equity Income Portfolio — Class I	59,252,808	4.8
479,400		ING T. Rowe Price Growth Equity Portfolio — Class I	30,681,585	2.5
3,450,129		ING Templeton Foreign Equity Portfolio — Class I	38,468,936	3.1
6,111,219		ING U.S. Bond Index Portfolio — Class I	67,040,073	5.4
5,907,999		ING U.S. Stock Index Portfolio — Class I	67,941,990	5.5

		Total Mutual Funds
		(Cost $1,147,187,864)	1,219,056,076	98.0

		Total Investments in Securities (Cost $1,172,081,853)	$1,244,593,737	100.0
		Liabilities in Excess of Other Assets	(334,709)	—
		Net Assets	$1,244,259,028	100.0

@	Non-income producing security

Cost for federal income tax purposes is $1,196,262,297.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$76,151,936
Gross Unrealized Depreciation	(27,820,496)
Net Unrealized Appreciation	$48,331,440

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$25,537,661	$—	$—	$25,537,661
Mutual Funds	1,219,056,076	—	—	1,219,056,076
Total Investments, at fair value	$1,244,593,737	$—	$—	$1,244,593,737

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

71

ING SOLUTION 2030 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 1.9%
8		iShares MSCI Emerging Markets Index Fund	$355	1.9

		Total Exchange-Traded Funds
		(Cost $346)	355	1.9

MUTUAL FUNDS: 97.7%
		Affiliated Investment Companies: 97.7%
14		ING Clarion Real Estate Portfolio — Class I	372	2.0
19		ING Davis New York Venture Portfolio — Class I	366	2.0
50		ING Emerging Markets Equity Fund — Class I	570	3.1
53		ING Floating Rate Fund — Class I	543	3.0
59	@	ING Goldman Sachs Commodity Strategy Portfolio — Class I	348	1.9
29		ING Growth and Income Portfolio — Class I	723	4.0
18		ING Intermediate Bond Fund — Class I	180	1.0
114		ING International Core Fund — Class I	1,108	6.1
54		ING International Growth Fund — Class I	552	3.0
22		ING International Index Portfolio — Class I	185	1.0
18		ING JPMorgan Emerging Markets Equity Portfolio — Class I	376	2.1
82		ING Large Cap Growth Portfolio — Class I	1,212	6.6
85		ING Large Cap Value Fund — Class I	950	5.2
79		ING Limited Maturity Bond Portfolio — Class I	803	4.4
85		ING MidCap Opportunities Portfolio — Class I	1,093	6.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
90		ING MidCap Value Fund — Class I	$1,108	6.1
51		ING PIMCO High Yield Portfolio — Class I	547	3.0
55		ING PIMCO Total Return Bond Portfolio — Class I	670	3.7
27	@	ING Short Term Bond Fund Class — I	270	1.5
38		ING Small Company Portfolio — Class I	739	4.0
36		ING T Rowe Price Capital Appreciation Portfolio — Class I	904	5.0
87		ING T. Rowe Price Equity Income Portfolio — Class I	1,139	6.2
11		ING T. Rowe Price Growth Equity Portfolio — Class I	672	3.7
50		ING Templeton Foreign Equity Portfolio — Class I	562	3.1
69		ING U.S. Bond Index Portfolio — Class I	756	4.1
94		ING U.S. Stock Index Portfolio — Class I	1,083	5.9

		Total Mutual Funds
		(Cost $16,240)	17,831	97.7

		Total Investments in Securities (Cost $16,586)	$18,186	99.6
		Assets in Excess of Other Liabilities	67	0.4
		Net Assets	$18,253	100.0

@	Non-income producing security

Cost for federal income tax purposes is $16,588.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,619
Gross Unrealized Depreciation	(21)
Net Unrealized Appreciation	$1,598

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$355	$—	$—	$355
Mutual Funds	17,831	—	—	17,831
Total Investments, at fair value	$18,186	$—	$—	$18,186

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

72

ING SOLUTION 2035 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.1%
497,100		iShares MSCI Emerging Markets Index Fund	$22,046,385	2.1

		Total Exchange-Traded Funds
		(Cost $21,490,916)	22,046,385	2.1

MUTUAL FUNDS: 97.9%
		Affiliated Investment Companies: 97.9%
805,693		ING Clarion Real Estate Portfolio — Class I	21,930,965	2.0
1,278,783		ING Davis New York Venture Portfolio — Class I	24,245,731	2.3
3,916,007		ING Emerging Markets Equity Fund — Class I	44,759,957	4.2
3,137,566		ING Floating Rate Fund — Class I	32,003,174	3.0
3,501,798	@	ING Goldman Sachs Commodity Strategy Portfolio — Class I	20,485,517	1.9
1,841,169		ING Growth and Income Portfolio — Class I	45,182,280	4.2
263,029		ING Intermediate Bond Fund — Class I	2,659,227	0.2
11,203,962		ING International Core Fund — Class I	108,902,507	10.1
3,202,223		ING International Growth Fund — Class I	32,534,588	3.0
1,286,858		ING International Index Portfolio — Class I	10,886,823	1.0
1,587,071		ING JPMorgan Emerging Markets Equity Portfolio — Class I	33,217,390	3.1
5,005,845		ING Large Cap Growth Portfolio — Class I	74,086,510	6.9
5,513,359		ING Large Cap Value Fund — Class I	61,308,553	5.7
1,291,192		ING Limited Maturity Bond Portfolio — Class I	13,131,419	1.2
5,004,906		ING MidCap Opportunities Portfolio — Class I	64,463,194	6.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
5,318,323		ING MidCap Value Fund — Class I	$65,309,004	6.1
3,033,839		ING PIMCO High Yield Portfolio — Class I	32,280,046	3.0
1,938,346		ING PIMCO Total Return Bond Portfolio — Class I	23,647,825	2.2
796,371	@	ING Short Term Bond Fund Class — I	7,963,714	0.7
2,220,658		ING Small Company Portfolio — Class I	43,591,507	4.0
1,916,242		ING T Rowe Price Capital Appreciation Portfolio — Class I	47,982,703	4.5
5,318,909		ING T. Rowe Price Equity Income Portfolio — Class I	69,837,277	6.5
660,470		ING T. Rowe Price Growth Equity Portfolio — Class I	42,270,087	3.9
2,972,946		ING Templeton Foreign Equity Portfolio — Class I	33,148,346	3.1
2,624,440		ING U.S. Bond Index Portfolio — Class I	28,790,103	2.7
6,012,377		ING U.S. Stock Index Portfolio — Class I	69,142,331	6.4

		Total Mutual Funds
		(Cost $983,206,224)	1,053,760,778	97.9

		Total Investments in Securities (Cost $1,004,697,140)	$1,075,807,163	100.0
		Assets in Excess of Other Liabilities	77,215	—
		Net Assets	$1,075,884,378	100.0

@	Non-income producing security

Cost for federal income tax purposes is $1,027,670,417.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$73,559,096
Gross Unrealized Depreciation	(25,422,350)
Net Unrealized Appreciation	$48,136,746

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$22,046,385	$—	$—	$22,046,385
Mutual Funds	1,053,760,778	—	—	1,053,760,778
Total Investments, at fair value	$1,075,807,163	$—	$—	$1,075,807,163

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

73

ING SOLUTION 2040 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 1.9%
8		iShares MSCI Emerging Markets Index Fund	$355	1.9

		Total Exchange-Traded Funds
		(Cost $346)	355	1.9

MUTUAL FUNDS: 97.8%
		Affiliated Investment Companies: 97.8%
14		ING Clarion Real Estate Portfolio — Class I	382	2.0
22		ING Davis New York Venture Portfolio — Class I	422	2.2
68		ING Emerging Markets Equity Fund — Class I	780	4.2
61	@	ING Goldman Sachs Commodity Strategy Portfolio — Class I	357	1.9
36		ING Growth and Income Portfolio — Class I	879	4.7
195		ING International Core Fund — Class I	1,896	10.1
56		ING International Growth Fund — Class I	567	3.0
22		ING International Index Portfolio — Class I	189	1.0
28		ING JPMorgan Emerging Markets Equity Portfolio — Class I	579	3.1
100		ING Large Cap Growth Portfolio — Class I	1,475	7.9
109		ING Large Cap Value Fund — Class I	1,207	6.4
94		ING MidCap Opportunities Portfolio — Class I	1,216	6.5
100		ING MidCap Value Fund — Class I	1,232	6.6

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
53		ING PIMCO High Yield Portfolio — Class I	$562	3.0
30		ING PIMCO Total Return Bond Portfolio — Class I	366	1.9
48		ING Small Company Portfolio — Class I	949	5.1
33		ING T Rowe Price Capital Appreciation Portfolio — Class I	836	4.4
103		ING T. Rowe Price Equity Income Portfolio — Class I	1,356	7.2
13		ING T. Rowe Price Growth Equity Portfolio — Class I	828	4.4
52		ING Templeton Foreign Equity Portfolio — Class I	577	3.1
37		ING U.S. Bond Index Portfolio — Class I	410	2.2
113		ING U.S. Stock Index Portfolio — Class I	1,297	6.9

		Total Mutual Funds
		(Cost $16,295)	18,362	97.8

		Total Investments in Securities (Cost $16,641)	$18,717	99.7
		Assets in Excess of Other Liabilities	53	0.3
		Net Assets	$18,770	100.0

@	Non-income producing security

Cost for federal income tax purposes is $16,642.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,094
Gross Unrealized Depreciation	(19)
Net Unrealized Appreciation	$2,075

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$355	$—	$—	$355
Mutual Funds	18,362	—	—	18,362
Total Investments, at fair value	$18,717	$—	$—	$18,717

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

74

ING SOLUTION 2045 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.0%
324,640		iShares MSCI Emerging Markets Index Fund	$14,397,784	2.0
		Total Exchange-Traded Funds
		(Cost $14,035,439)	14,397,784	2.0

MUTUAL FUNDS: 98.0%
		Affiliated Investment Companies: 98.0%
524,585		ING Clarion Real Estate Portfolio — Class I	14,279,217	2.0
925,144		ING Davis New York Venture Portfolio — Class I	17,540,729	2.5
2,547,130		ING Emerging Markets Equity Fund — Class I	29,113,690	4.2
2,280,661	@	ING Goldman Sachs Commodity Strategy Portfolio — Class I	13,341,866	1.9
1,411,182		ING Growth and Income Portfolio — Class I	34,630,405	4.9
7,296,357		ING International Core Fund — Class I	70,920,589	10.1
2,780,594		ING International Growth Fund — Class I	28,250,839	4.0
837,515		ING International Index Portfolio — Class I	7,085,378	1.0
1,032,467		ING JPMorgan Emerging Markets Equity Portfolio — Class I	21,609,530	3.1
3,842,685		ING Large Cap Growth Portfolio — Class I	56,871,735	8.1
4,059,415		ING Large Cap Value Fund — Class I	45,140,689	6.4
3,531,637		ING MidCap Opportunities Portfolio — Class I	45,487,483	6.5
3,751,541		ING MidCap Value Fund — Class I	46,068,918	6.6

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
659,149		ING PIMCO High Yield Portfolio — Class I	$7,013,344	1.0
416,476		ING PIMCO Total Return Bond Portfolio — Class I	5,081,005	0.7
1,807,642		ING Small Company Portfolio — Class I	35,484,012	5.1
1,317,470		ING T Rowe Price Capital Appreciation Portfolio — Class I	32,989,444	4.7
3,996,895		ING T. Rowe Price Equity Income Portfolio — Class I	52,479,227	7.5
510,837		ING T. Rowe Price Growth Equity Portfolio — Class I	32,693,570	4.7
2,580,183		ING Templeton Foreign Equity Portfolio — Class I	28,769,036	4.1
928,379		ING U.S. Bond Index Portfolio — Class I	10,184,319	1.5
4,518,533		ING U.S. Stock Index Portfolio — Class I	51,963,133	7.4

		Total Mutual Funds
		(Cost $627,936,669)	686,998,158	98.0

		Total Investments in Securities (Cost $641,972,108)	$701,395,942	100.0
		Liabilities in Excess of Other Assets	(177,548)	—
		Net Assets	$701,218,394	100.0

@	Non-income producing security

Cost for federal income tax purposes is $654,574,540.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$60,883,777
Gross Unrealized Depreciation	(14,062,375)
Net Unrealized Appreciation	$46,821,402

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$14,397,784	$—	$—	$14,397,784
Mutual Funds	686,998,158	—	—	686,998,158
Total Investments, at fair value	$701,395,942	$—	$—	$701,395,942

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

75

ING SOLUTION 2050 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.9%
8		iShares MSCI Emerging Markets Index Fund	$355	1.9

		Total Exchange-Traded Funds
		(Cost $346)	355	1.9

MUTUAL FUNDS: 97.8%
		Affiliated Investment Companies: 97.8%
14		ING Clarion Real Estate Portfolio — Class I	381	2.0
25		ING Davis New York Venture Portfolio — Class I	469	2.5
68		ING Emerging Markets Equity Fund — Class I	778	4.1
61	@	ING Goldman Sachs Commodity Strategy Portfolio — Class I	356	1.9
38		ING Growth and Income Portfolio — Class I	926	4.9
195		ING International Core Fund — Class I	1,892	10.1
74		ING International Growth Fund — Class I	754	4.0
22		ING International Index Portfolio — Class I	189	1.0
28		ING JPMorgan Emerging Markets Equity Portfolio — Class I	578	3.1
103		ING Large Cap Growth Portfolio — Class I	1,517	8.1
108		ING Large Cap Value Fund — Class I	1,204	6.4
94		ING MidCap Opportunities Portfolio — Class I	1,214	6.5
100		ING MidCap Value Fund — Class I	1,229	6.6

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
18		ING PIMCO High Yield Portfolio — Class I	$187	1.0
11		ING PIMCO Total Return Bond Portfolio — Class I	136	0.7
48		ING Small Company Portfolio — Class I	947	5.1
35		ING T Rowe Price Capital Appreciation Portfolio — Class I	880	4.7
107		ING T. Rowe Price Equity Income Portfolio — Class I	1,400	7.5
14		ING T. Rowe Price Growth Equity Portfolio — Class I	872	4.7
69		ING Templeton Foreign Equity Portfolio — Class I	768	4.1
25		ING U.S. Bond Index Portfolio — Class I	272	1.4
120		ING U.S. Stock Index Portfolio — Class I	1,386	7.4

		Total Mutual Funds
		(Cost $16,253)	18,335	97.8

		Total Investments in Securities (Cost $16,599)	$18,690	99.7
		Assets in Excess of Other Liabilities	59	0.3
		Net Assets	$18,749	100.0

@	Non-income producing security

Cost for federal income tax purposes is $16,600.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,107
Gross Unrealized Depreciation	(17)
Net Unrealized Appreciation	$2,090

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$355	$—	$—	$355
Mutual Funds	18,335	—	—	18,335
Total Investments, at fair value	$18,690	$—	$—	$18,690

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

76

ING SOLUTION 2055 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.0%
22,892		iShares MSCI Emerging Markets Index Fund	$1,015,260	2.0

		Total Exchange-Traded Funds
		(Cost $989,746)	1,015,260	2.0

MUTUAL FUNDS: 98.0%
		Affiliated Investment Companies: 98.0%
38,376		ING Clarion Real Estate Portfolio — Class I	1,044,598	2.0
67,796		ING Davis New York Venture Portfolio — Class I	1,285,412	2.5
187,493		ING Emerging Markets Equity Fund — Class I	2,143,043	4.2
167,146	@	ING Goldman Sachs Commodity Strategy Portfolio — Class I	977,801	1.9
103,625		ING Growth and Income Portfolio — Class I	2,542,966	5.0
533,820		ING International Core Fund — Class I	5,188,726	10.1
203,455		ING International Growth Fund — Class I	2,067,099	4.0
61,280		ING International Index Portfolio — Class I	518,428	1.0
76,196		ING JPMorgan Emerging Markets Equity Portfolio — Class I	1,594,778	3.1
281,374		ING Large Cap Growth Portfolio — Class I	4,164,339	8.1
297,122		ING Large Cap Value Fund — Class I	3,303,997	6.4
258,477		ING MidCap Opportunities Portfolio — Class I	3,329,178	6.5
274,471		ING MidCap Value Fund — Class I	3,370,498	6.6

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
48,235		ING PIMCO High Yield Portfolio — Class I	$513,222	1.0
30,505		ING PIMCO Total Return Bond Portfolio—Class I	372,160	0.7
132,259		ING Small Company Portfolio — Class I	2,596,236	5.1
96,437		ING T Rowe Price Capital Appreciation Portfolio — Class I	2,414,790	4.7
292,483		ING T. Rowe Price Equity Income Portfolio — Class I	3,840,296	7.5
37,410		ING T. Rowe Price Growth Equity Portfolio — Class I	2,394,238	4.7
188,706		ING Templeton Foreign Equity Portfolio — Class I	2,104,070	4.1
67,998		ING U.S. Bond Index Portfolio — Class I	745,937	1.4
330,603		ING U.S. Stock Index Portfolio — Class I	3,801,931	7.4

		Total Mutual Funds
		(Cost $48,179,158)	50,313,743	98.0

		Total Investments in Securities (Cost $49,168,904)	$51,329,003	100.0
		Liabilities in Excess of Other Assets	(8,036)	—
		Net Assets	$51,320,967	100.0

@	Non-income producing security

Cost for federal income tax purposes is $49,633,043.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,209,831
Gross Unrealized Depreciation	(513,871)
Net Unrealized Appreciation	$1,695,960

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,015,260	$—	$—	$1,015,260
Mutual Funds	50,313,743	—	—	50,313,743
Total Investments, at fair value	$51,329,003	$—	$—	$51,329,003

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

77

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2012 were as follows:

Portfolio Name	Type	Per Share Amount
ING Solution Aggressive Growth Portfolio
Class ADV	NII	$0.1244
Class I	NII	$0.1530
Class S	NII	$0.1419
Class S2	NII	$0.0846
All Classes	STCG	$0.0243
All Classes	LTCG	$0.0282
ING Solution Conservative Portfolio
Class ADV	NII	$0.2764
Class I	NII	$0.3090
Class S	NII	$0.2969
Class S2	NII	$0.2921
ING Solution Growth Portfolio
Class ADV	NII	$0.1418
Class I	NII	$0.1649
Class S	NII	$0.1543
Class S2	NII	$0.1437
All Classes	LTCG	$0.0317
ING Solution Income Portfolio
Class ADV	NII	$0.4943
Class I	NII	$0.5502
Class S	NII	$0.5167
Class S2	NII	$0.5116
Class T	NII	$0.3957
ING Solution Moderate Portfolio
Class ADV	NII	$0.1893
Class I	NII	$0.2090
Class S	NII	$0.1963
Class S2	NII	$0.1996
All Classes	STCG	$0.0085
All Classes	LTCG	$0.0502
ING Solution 2015 Portfolio
Class ADV	NII	$0.4354
Class I	NII	$0.4954
Class S	NII	$0.4633
Class S2	NII	$0.4615
Class T	NII	$0.4023
ING Solution 2020 Portfolio
Class ADV	NII	$0.1140
Class I	NII	$0.1257
Class S	NII	$0.1199
Class S2	NII	$0.1170
Class T	NII	$0.1081
All Classes	STCG	$0.0718
All Classes	LTCG	$0.1395
ING Solution 2025 Portfolio
Class ADV	NII	$0.2750
Class I	NII	$0.3335
Class S	NII	$0.3023
Class S2	NII	$0.3035
Class T	NII	$0.1624
ING Solution 2030 Portfolio
Class ADV	NII	$0.1036
Class I	NII	$0.1152
Class S	NII	$0.1094
Class S2	NII	$0.1065
Class T	NII	$0.0969
All Classes	STCG	$0.1880
All Classes	LTCG	$0.1382
ING Solution 2035 Portfolio
Class ADV	NII	$0.2105
Class I	NII	$0.2707
Class S	NII	$0.2403
Class S2	NII	$0.2406
Class T	NII	$0.1545
ING Solution 2040 Portfolio
Class ADV	NII	$0.0916
Class I	NII	$0.1033
Class S	NII	$0.0974
Class S2	NII	$0.0945
Class T	NII	$0.0849
All Classes	STCG	$0.2020
All Classes	LTCG	$0.1362
ING Solution 2045 Portfolio
Class ADV	NII	$0.1799
Class I	NII	$0.2399
Class S	NII	$0.2100
Class S2	NII	$0.2026
Class T	NII	$0.1174
ING Solution 2050 Portfolio
Class ADV	NII	$0.0903
Class I	NII	$0.1020
Class S	NII	$0.0961
Class S2	NII	$0.0932
Class T	NII	$0.0836
All Classes	STCG	$0.2226
All Classes	LTCG	$0.1362
ING Solution 2055 Portfolio
Class ADV	NII	$0.1042
Class I	NII	$0.1309
Class S	NII	$0.1169
Class S2	NII	$0.1094
Class T	NII	$0.0503
All Classes	STCG	$0.0560
All Classes	LTCG	$0.0674

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

78

TAX INFORMATION (UNAUDITED) (CONTINUED)

Of the ordinary distributions made during the year ended December 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Solution Aggressive Growth Portfolio	22.74%
ING Solution Conservative Portfolio	6.79%
ING Solution Growth Portfolio	19.81%
ING Solution Income Portfolio	6.26%
ING Solution Moderate Portfolio	12.29%
ING Solution 2015 Portfolio	10.12%
ING Solution 2020 Portfolio	17.25%
ING Solution 2025 Portfolio	19.57%
ING Solution 2030 Portfolio	15.97%
ING Solution 2035 Portfolio	26.41%
ING Solution 2040 Portfolio	19.00%
ING Solution 2045 Portfolio	33.83%
ING Solution 2050 Portfolio	18.31%
ING Solution 2055 Portfolio	24.51%

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2012:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Solution Aggressive Growth Portfolio	$6,294	$0.0031	10.37%
ING Solution Conservative Portfolio	$418	$0.0003	0.81%
ING Solution Growth Portfolio	$6,726	$0.0015	4.86%
ING Solution Income Portfolio	$5,877	$0.0003	0.78%
ING Solution Moderate Portfolio	$4,403	$0.0010	3.13%
ING Solution 2015 Portfolio	$79,700	$0.0012	3.54%
ING Solution 2025 Portfolio	$232,510	$0.0022	6.62%
ING Solution 2035 Portfolio	$303,634	$0.0034	11.35%
ING Solution 2045 Portfolio	$215,931	$0.0037	14.03%
ING Solution 2055 Portfolio	$15,684	$0.0037	14.20%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

79

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Director	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	147	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	November 1997–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	147	None.

Patricia W. Chadwick(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	147	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	November 2007–Present	Retired.	147	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	January 2005–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992– December 2008).	147	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	March 2002–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	147	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2006–Present	Consultant (May 2001–Present).	147	Stillwater Mining Company (May 2002–Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/Director	January 2005–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	147	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

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DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Directors who are “Interested Persons”:

Robert W. Crispin(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	November 2007–Present	Retired.	147	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	182	ING Capital Corporation, LLC (December 2005–Present).

(1)	Subject to the Board’s retirement policy, Directors serve until their successors are duly elected and qualified. The Board’s retirement policy states that each duly elected or appointed Director who is not an “interested person” of the Company, as defined in the 1940 Act, as amended (“Independent Directors”), shall retire from service as a Director at the close of business on December 31 of the calendar year in which the Director reaches the age of 73. A majority vote of the Board may extend the retirement date of a Director if such retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Except for Mr. Mathews and for the purposes of this table “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2013.

(3)	In 2010 and 2011, Patricia Chadwick received approximately $295,000 and $415,000, respectively, from a consulting firm that was engaged by a law firm representing JPMorgan Chase Bank, N.A. The compensation was for her services as an expert in a class action regarding JPMorgan Chase Bank, N.A.’s securities lending activities. JPMorgan Chase Bank, N.A. is an affiliate of JP Morgan Investment Management, Inc., a sub-adviser to ING JPMorgan Mid Cap Value Portfolio. ING JPMorgan Mid Cap Value Portfolio is a series of the ING Partners, Inc. registrant.

(4)	Messrs. Crispin and Matthews are deemed “Interested Persons” of the Company because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

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DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	January 2005–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	January 2005–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	January 2005–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	January 2005–Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	January 2005–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

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DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005–March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

83

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contracts will remain in effect only if the Board of Directors (the “Board”) of ING Partners, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors”), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios.

The Independent Directors also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 29, 2012 meeting, the Board voted to renew the Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Directors considered each Portfolio’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios’ existing Advisory Contracts. Among other actions, the Independent Directors of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Directors to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Directors and the appointment and election of new Directors. In addition, the Independent Directors have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management and address certain unique characteristics related to new or existing ING Funds.

The Board has established (among other committees) two Investment Review Committees, which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Portfolio is assigned to an Investment Review Committee which provides oversight regarding, among other matters, the investment performance of the Adviser. The

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark, Lipper, Inc. (“Lipper”) and/or Morningstar, Inc. (“Morningstar”) category median.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Directors review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors’ review of advisory arrangements (including the Portfolios’ Advisory Contracts). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and selected peer group of investment companies (“Selected Peer Groups”) to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts for the Portfolios for the year ending November 30, 2013, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Directors prior to the November 29, 2012 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory Contracts; (6) copies of the Form ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, had announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2016. The Board further noted that this separation may result in the Adviser’s loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.

The Portfolios invest in a combination of mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). It should be noted that each Portfolio operates as a fund-of-funds and the performance of a Portfolio primarily reflects the performance of the Underlying Funds in which it invests.

The Board noted that the Portfolios benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the Investment Review Committees that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the Investment Review Committees with analyses that are developed to assist the Investment Review Committees in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the Investment Review Committees, which may vary from the perspective of the MRSG.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Company’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of each Portfolio’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser were appropriate.

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Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, and/or primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Portfolio asset levels as of September 30 and October 31, 2012. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board also considered that the Portfolios do not have advisory fee breakpoints but do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic and each Portfolio’s investment performance based on its investments in Underlying Funds.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and its affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser are reasonable for the services that the Adviser performs, which were considered in light of the nature, extent and quality of the services that it has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of

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different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory fee rates of the Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Portfolios. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of fee schedule breakpoints at higher asset levels; changes in portfolio managers; and strategy modifications

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 29, 2012 meeting in relation to renewing each Portfolio’s current Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Solution Aggressive Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Aggressive Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, but underperformed for the year-to-date period; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile if its Morningstar category for the year-to-date period, and the fourth quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and equal to the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) taking into account that the Portfolio commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance, it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution Conservative Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Conservative Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, but underperformed for the year-to-date period; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, and the second quintile for the most recent calendar quarter.

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In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and equal to the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) taking into account that the Portfolio commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance, it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and three-year periods, but underperformed for the most recent calendar quarter and one-year periods; (2) the Portfolio outperformed its primary benchmark for the year-to-date and three-year periods, but underperformed for the most recent calendar quarter and one-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the second quintile for the three-year period, the third quintile for the one-year period, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and equal to the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year, during which it underperformed, and five-year period, during which the performance was equal to the median; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, one-year, and five-year periods, but outperformed for the

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year-to-date and three-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the second quintile for the most recent calendar quarter, the third quintile for the one-year and five-year periods, and the fourth quintile for the three-year period.

In analyzing this performance data, the Board took into account Management’s representations regarding the reasonableness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is equal to the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution Moderate Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Moderate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and three-year periods, but underperformed for the most recent calendar quarter and one-year periods; (2) the Portfolio outperformed its primary benchmark for the year-to-date and three-year periods, but underperformed for the most recent calendar quarter and one-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the second quintile for the three-year period, and the fourth quintile for the most recent calendar quarter and one-year periods.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and equal to the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2015 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2015 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-

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date period, the second quintile for the three-year period, and the third quintile for the most recent calendar quarter, one-year, and five-year periods.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representation regarding competitiveness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2020 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2020 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for the year-to-date period, but underperformed for the most recent calendar quarter; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, and the fourth quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2025 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, one-year, and five-year periods, but outperformed for the year-to-date and three-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the second quintile for the three-year period, the third quintile for the five-year period, and the fourth

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quintile for the most recent calendar quarter and one-year periods.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2030 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for the year-to-date period, but underperformed for the most recent calendar quarter; (2) the Portfolio outperformed its primary benchmark for the year-to-date period, but underperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, and the fourth quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) taking into account that the Portfolio commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance, it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2035 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, one-year, and five-year periods, but outperformed for the year-to-date and three-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its

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Morningstar category for the year-to-date period, the third quintile for the one-year, three-year, and five-year periods, and the fourth quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of the Underlying Funds in which the Portfolio invests; (2) Management’s discussion of the reasonableness of the Portfolio’s performance during certain periods; and (3) Management’s representations regarding its confidence in the Adviser’s ability to execute the Portfolio’s investment mandate and its expectation that longer-term performance will improve.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2040 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for the year-to-date period, but underperformed for the most recent calendar quarter; (2) the Portfolio outperformed its primary benchmark for the year-to-date period, but underperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, and the fourth quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) taking into account that the Portfolio commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance, it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Solution 2045 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, one-year, and five-year periods, but outperformed for the year-to-date and three-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and three-year periods, the third quintile for the one-year period, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2050 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for the year-to-date period, but underperformed for the most recent calendar quarter; (2) the Portfolio outperformed its primary benchmark for the year-to-date period, but underperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in the second quintile for the year-to-date period, and the fourth quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance; (2) Management’s representations regarding the reasonableness of the Portfolio’s performance during certain periods; and (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) taking into account that the Portfolio commenced operations in October 2011, and therefore had a limited operating history for the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

purpose of analyzing its performance, it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2055 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and one-year periods, but underperformed for the year-to-date period; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in March 2010, and therefore had a limited operating history for the purpose of analyzing its performance; (2) Management’s representations regarding the reasonableness of the Portfolio’s performance during certain periods; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) taking into account that the Portfolio commenced operations in March 2010, and therefore had a limited operating history for the purpose of analyzing its performance, it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-USOL (1212-022513)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley, Peter Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                 Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $840,100 for year ended December 31, 2012 and $764,500 for year ended December 31, 2011.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $105,600 for year ended December 31, 2012 and $81,600 for year ended December 31, 2011.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $191,350 in the year ended December 31, 2012 and $161,746 in the year ended December 31, 2011.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item. None

(e) (1)                Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                        Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.                                   Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.                              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                               Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

4

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                               Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                          Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

5

VIII.                     Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                              Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.  Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

6

Last Approved:  November 17, 2011

7

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	Ö	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	Ö	Not to exceed $13,000 per audit

(1)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

8

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	Ö		Not to exceed $2,400 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter

Training courses		Ö	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	Ö		Not to exceed $9,450 per quarter

9

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2012  through December 31, 2012

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	Ö		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

10

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	Ö		Not to exceed $120,000 during the Pre-Approval Period

11

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2012  through December 31, 2012

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	Ö		Not to exceed $35,000 during the Pre-Approval Period

12

Appendix E

Prohibited Non-Audit Services
Dated:           January 1, 2012 to December 31, 2012

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

13

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

14

(e) (2)                Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                   Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                  Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,085,015 for year ended December 31, 2012 and $1,122,245 for year ended December 31, 2011.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

15

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

16

Item 6.  Schedule of Investments

Summary Schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

17

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Partners, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING American Century Small-Mid Cap Value Portfolio, ING Baron Growth Portfolio, ING Columbia Small Cap Value II Portfolio, ING Davis New York Venture Portfolio, ING Global Bond Portfolio, ING Growth and Income Portfolio (formerly, ING Thornburg Value Portfolio), ING Invesco Van Kampen Comstock Portfolio, and ING Invesco Van Kampen Equity and Income Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING Oppenheimer Global Portfolio, ING PIMCO Total Return Portfolio, ING Pioneer High Yield Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING T. Rowe Price Growth Equity Portfolio, ING Templeton Foreign Equity Portfolio, and ING UBS U.S. Large Cap Equity Portfolio, each a series of ING Partners, Inc., as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified report thereon dated February 25, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR).  In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR.  The portfolios of investments are the responsibility of management.  Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

February 25, 2013

SUMMARY PORTFOLIO OF INVESTMENTS
ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO	AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 93.6%
		Consumer Discretionary: 8.7%
31,233		ADT Corp.	1,452,022	0.6
46,500	@	American Axle & Manufacturing Holdings, Inc.	520,800	0.2
6,000		American Eagle Outfitters	123,060	0.0
8,900	@	ANN, Inc.	301,176	0.1
11,500	@	Asbury Automotive Group, Inc.	368,345	0.1
11,167		Autoliv, Inc.	752,544	0.3
49,200		Belo Corp.	377,364	0.1
3,200		Bob Evans Farms, Inc.	128,640	0.0
9,800		Brunswick Corp.	285,082	0.1
7,300	@	Cabela’s, Inc.	304,775	0.1
19,068		Carnival Corp.	701,130	0.3
8,500	@	Cavco Industries, Inc.	424,830	0.2
43,757		CEC Entertainment, Inc.	1,452,295	0.6
17,100		Chico’s FAS, Inc.	315,666	0.1
2,874		Core-Mark Holding Co., Inc.	136,084	0.1
21,900	@	CROCS, Inc.	315,141	0.1
14,300		CSS Industries, Inc.	313,027	0.1
25,500		Culp, Inc.	382,755	0.1
29,000		Dana Holding Corp.	452,690	0.2
13,300		Destination Maternity Corp.	286,748	0.1
50,000	@	Entercom Communications Corp.	349,000	0.1
192,700	@	Entravision Communications Corp.	319,882	0.1
10,300	@	Genesco, Inc.	566,500	0.2
24,035		Hasbro, Inc.	862,857	0.3
5,401	@	Helen of Troy Ltd.	180,339	0.1
74,568		International Game Technology	1,056,629	0.4
15,264		International Speedway Corp.	421,592	0.2
5,700		Lear Corp.	266,988	0.1
4,800	@	Life Time Fitness, Inc.	236,208	0.1
56,100	@	Lin TV Corp.	422,433	0.2
3,700		Lithia Motors, Inc.	138,454	0.1
68,002		Lowe’s Cos., Inc.	2,415,431	0.9
9,400		MDC Holdings, Inc.	345,544	0.1
5,700		Men’s Wearhouse, Inc.	177,612	0.1
23,238	@	Nexstar Broadcasting Group, Inc.	246,090	0.1
18,400		OfficeMax, Inc.	179,584	0.1
20,100	@	Orient-Express Hotels Ltd.	234,969	0.1
13,000	@	Rue21, Inc.	369,070	0.1
29,700	@,L	Saks, Inc.	312,147	0.1
14,500		Sotheby’s	487,490	0.2
5,800		Standard Motor Products, Inc.	128,876	0.1
7,300	@	Steiner Leisure Ltd.	351,787	0.1
2,900	L	Sturm Ruger & Co., Inc.	131,660	0.1
23,434		Target Corp.	1,386,590	0.5
6,900		True Religion Apparel, Inc.	175,398	0.1
5,800		Tupperware Corp.	371,780	0.1
5,000		Vail Resorts, Inc.	270,450	0.1
29,400	@,L	Vera Bradley, Inc.	737,940	0.3
13,800	@	WMS Industries, Inc.	241,500	0.1
			22,778,974	8.7
		Consumer Staples: 4.8%
12,426		Campbell Soup Co.	433,543	0.2
10,600	@	Central Garden & Pet Co.	110,770	0.0
12,515		Clorox Co.	916,348	0.4
28,667		ConAgra Foods, Inc.	845,677	0.3
15,100	@	Dole Food Co., Inc.	173,197	0.1
35,369		Dr Pepper Snapple Group, Inc.	1,562,602	0.6
41,191		General Mills, Inc.	1,664,528	0.6
2,300		Harris Teeter Supermarkets, Inc.	88,688	0.0
57,194	@,L	Heckmann Corp.	230,492	0.1
6,400		Inter Parfums, Inc.	124,544	0.0
5,000		J&J Snack Foods Corp.	319,700	0.1
21,495		Kellogg Co.	1,200,496	0.5
10,125		Kimberly-Clark Corp.	854,854	0.3
38,368		Kraft Foods Group, Inc.	1,744,593	0.7
2,000	@	Ralcorp Holdings, Inc.	179,300	0.1
7,500		Snyders-Lance, Inc.	180,825	0.1
36,531		Sysco Corp.	1,156,571	0.4
6,879		Village Super Market	226,044	0.1
10,100		Weis Markets, Inc.	395,617	0.2
			12,408,389	4.8
		Energy: 7.3%
6,800		Alliance Resource Partners L.P.	394,876	0.2
17,800		Alon USA Energy, Inc.	322,002	0.1
16,590		Apache Corp.	1,302,315	0.5
8,300		Berry Petroleum Co.	278,465	0.1
7,800	@	Bill Barrett Corp.	138,762	0.1
12,671	@,L	Bonanza Creek Energy, Inc.	352,127	0.1
4,100		Bristow Group, Inc.	220,006	0.1
29,570		Devon Energy Corp.	1,538,823	0.6
18,814		EQT Corp.	1,109,650	0.4
11,500		EQT Midstream Partners L.P.	358,225	0.1
8,300	@	Gulfport Energy Corp.	317,226	0.1
6,600	@	Helix Energy Solutions Group, Inc.	136,224	0.1
14,844		Helmerich & Payne, Inc.	831,412	0.3
10,899	@	Hornbeck Offshore Services, Inc.	374,272	0.1
28,300		Hugoton Royalty Trust	206,873	0.1
90,607		Imperial Oil Ltd.	3,892,266	1.5
38,300	@	Key Energy Services, Inc.	266,185	0.1
25,134		Murphy Oil Corp.	1,496,730	0.6
27,300		Pacific Coast Oil Trust	473,382	0.2
7,300	@	PBF Energy, Inc.	212,065	0.1
1,802	@	PDC Energy, Inc.	59,844	0.0
24,266		Peabody Energy Corp.	645,718	0.2
8,000	L	SandRidge Mississippian Trust II	130,160	0.1

See Accompanying Notes to Financial Statements

1

33,391	@	Southwestern Energy Co.	1,115,593	0.4
25,416		Spectra Energy Partners L.P.	793,742	0.3
8,200	@	Swift Energy Co.	126,198	0.1
36,100	@	Tetra Technologies, Inc.	273,999	0.1
3,000	@	Unit Corp.	135,150	0.1
33,600	@	Vaalco Energy, Inc.	290,640	0.1
7,700		W&T Offshore, Inc.	123,431	0.0
36,300		Western Refining, Inc.	1,023,297	0.4
			18,939,658	7.3
		Financials: 26.4%
18,390		ACE Ltd.	1,467,522	0.6
26,687		Allstate Corp.	1,072,017	0.4
15,800	@	Alterra Capital Holdings Ltd.	445,402	0.2
3,300		American Campus Communities, Inc.	152,229	0.1
12,600		American Equity Investment Life Holding Co.	153,846	0.1
16,070		American National Bankshares, Inc.	324,453	0.1
21,066		American Tower Corp.	1,627,770	0.6
30,354	@	Aon PLC	1,687,682	0.6
10,600		Apollo Commercial Real Estate Finance, Inc.	172,038	0.1
42,500		Apollo Investment Corp.	355,300	0.1
6,000		Ares Capital Corp.	105,000	0.0
8,800	@	Aspen Insurance Holdings Ltd.	282,304	0.1
14,700		Associated Estates Realty Corp.	236,964	0.1
15,700		Baldwin & Lyons, Inc.	374,602	0.1
9,800		Bancorpsouth, Inc.	142,492	0.1
49,500		BankUnited, Inc.	1,209,780	0.5
19,000		BioMed Realty Trust, Inc.	367,270	0.1
8,000		BlackRock Kelso Capital Corp.	80,480	0.0
4,100		BOK Financial Corp.	223,286	0.1
34,800		Boston Private Financial Holdings, Inc.	313,548	0.1
20,400		Brookline Bancorp., Inc.	173,400	0.1
34,000		Campus Crest Communities, Inc.	416,840	0.2
155,116		Capitol Federal Financial, Inc.	1,813,306	0.7
14,800		Capstead Mortgage Corp.	169,756	0.1
22,800		Cathay General Bancorp.	444,600	0.2
121,547		Charles Schwab Corp.	1,745,415	0.7
58,900		Chimera Investment Corp.	153,729	0.1
30,684		Chubb Corp.	2,311,119	0.9
2,300		City National Corp.	113,896	0.0
9,600		Colony Financial, Inc.	187,200	0.1
56,936		Comerica, Inc.	1,727,438	0.7
67,606		Commerce Bancshares, Inc.	2,370,266	0.9
11,300		CommonWealth REIT	178,992	0.1
5,500		Community Bank System, Inc.	150,480	0.1
9,300		Compass Diversified Trust	136,803	0.0
10,800		CreXus Investment Corp.	132,300	0.0
22,454		Cullen/Frost Bankers, Inc.	1,218,579	0.5
16,403		CVB Financial Corp.	170,591	0.1
49,900		DiamondRock Hospitality Co.	449,100	0.2
3,100		Equity Lifestyle Properties, Inc.	208,599	0.1
11,500		Fifth Street Finance Corp.	119,830	0.0
43,000		First Horizon National Corp.	426,130	0.2
13,100	@	First Industrial Realty Trust, Inc.	184,448	0.1
12,700		First Interstate Bancsystem, Inc.	195,961	0.1
53,300		First Niagara Financial Group, Inc.	422,669	0.2
13,500		Flushing Financial Corp.	207,090	0.1
16,300		FNB Corp.	173,106	0.1
4,166		Franklin Resources, Inc.	523,666	0.2
24,900		Fulton Financial Corp.	239,289	0.1
5,600		Government Properties Income Trust	134,232	0.0
5,100		Hanover Insurance Group, Inc.	197,574	0.1
6,800		Hatteras Financial Corp.	168,708	0.1
86,582		HCC Insurance Holdings, Inc.	3,221,716	1.2
26,999		HCP, Inc.	1,219,815	0.5
7,100		Healthcare Realty Trust, Inc.	170,471	0.1
12,200		Hercules Technology Growth Capital, Inc.	135,786	0.0
22,100		Heritage Financial Corp.	324,649	0.1
89,600		Hersha Hospitality Trust	448,000	0.2
6,900		Highwoods Properties, Inc.	230,805	0.1
7,800		IBERIABANK Corp.	383,136	0.1
8,799		Infinity Property & Casualty Corp.	512,454	0.2
13,200	@	Investment Technology Group, Inc.	118,800	0.0
26,500		Janus Capital Group, Inc.	225,780	0.1
121,134		Keycorp	1,019,948	0.4
10,200		Lakeland Financial Corp.	263,568	0.1
19,300		LaSalle Hotel Properties	490,027	0.2
36,900	L	Lexington Realty Trust	385,605	0.1
14,800		Mack-Cali Realty Corp.	386,428	0.1
52,875		Marsh & McLennan Cos., Inc.	1,822,601	0.7
9,933		MB Financial Corp.	196,177	0.1
9,800		Medical Properties Trust, Inc.	117,208	0.0
21,400		MFA Mortgage Investments, Inc.	173,554	0.1
10,100	L	National Bankshares, Inc.	327,139	0.1

See Accompanying Notes to Financial Statements

2

15,600	@	National Financial Partners Corp.	267,384	0.1
4,100		National Retail Properties, Inc.	127,920	0.0
15,300		Newcastle Investment Corp.	132,804	0.0
93,248		Northern Trust Corp.	4,677,320	1.8
18,529		Old National Bancorp.	219,939	0.1
14,300		Oritani Financial Corp.	219,076	0.1
22,000		Pacific Continental Corp.	214,060	0.1
42,500	@	Park Sterling Corp.	222,275	0.1
38,700		PennantPark Investment Corp.	425,507	0.2
141,176		People’s United Financial, Inc.	1,706,818	0.7
12,300	@	PHH Corp.	279,825	0.1
108,556		Piedmont Office Realty Trust, Inc.	1,959,436	0.7
7,800	@	Platinum Underwriters Holdings Ltd.	358,800	0.1
38,201		PNC Financial Services Group, Inc.	2,227,500	0.9
26,900	@	Popular, Inc.	559,251	0.2
6,300		Primerica, Inc.	189,063	0.1
22,038		Principal Financial Group, Inc.	628,524	0.2
4,000		ProAssurance Corp.	168,760	0.1
7,500		Prosperity Bancshares, Inc.	315,000	0.1
13,300		Provident Financial Services, Inc.	198,436	0.1
4,400		PS Business Parks, Inc.	285,912	0.1
32,015		Reinsurance Group of America, Inc.	1,713,443	0.7
15,400		RLJ Lodging Trust	298,298	0.1
13,509		Sabra Healthcare REIT, Inc.	293,416	0.1
3,000	@	Signature Bank	214,020	0.1
10,700		Simplicity Bancorp, Inc.	159,965	0.1
8,100		Solar Capital Ltd.	193,671	0.1
11,156		State Street Corp.	524,444	0.2
14,100		Summit Hotel Properties, Inc.	133,950	0.0
4,500		Sun Communities, Inc.	179,505	0.1
22,800	@	Sunstone Hotel Investors, Inc.	244,188	0.1
29,707		SunTrust Bank	842,193	0.3
31,300		Susquehanna Bancshares, Inc.	328,024	0.1
81,782		Symetra Financial Corp.	1,061,530	0.4
18,000		TCF Financial Corp.	218,700	0.1
18,177		Travelers Cos., Inc.	1,305,472	0.5
7,600		Trico Bancshares	127,300	0.0
5,000		United Bankshares, Inc.	121,600	0.0
17,100		United Fire Group, Inc.	373,464	0.1
57,873		UnumProvident Corp.	1,204,916	0.5
15,300		Urstadt Biddle Properties, Inc.	301,104	0.1
18,100		ViewPoint Financial Group	379,014	0.1
3,300		Waddell & Reed Financial, Inc.	114,906	0.0
9,300	@	Walter Investment Management Corp.	400,086	0.1
12,800		Washington Banking Co.	174,336	0.1
10,500		Washington Federal, Inc.	177,135	0.1
7,200		Washington Real Estate Investment Trust	188,280	0.1
4,500		Webster Financial Corp.	92,475	0.0
30,092		Westamerica Bancorp.	1,281,618	0.5
11,285		Weyerhaeuser Co.	313,949	0.1
			68,577,376	26.4
		Health Care: 10.1%
21,940		Agilent Technologies, Inc.	898,224	0.3
22,600	@	Allscripts Healthcare Solutions, Inc.	212,892	0.1
22,702		Becton Dickinson & Co.	1,775,069	0.7
156,609	@	Boston Scientific Corp.	897,370	0.3
108,878	@	CareFusion Corp.	3,111,733	1.2
15,886		Cigna Corp.	849,266	0.3
6,500	@	Community Health Systems, Inc.	199,810	0.1
19,500	@	Health Management Associates, Inc.	181,740	0.1
16,200	@	Healthsouth Corp.	341,982	0.1
45,189	@	Hospira, Inc.	1,411,704	0.5
18,480		Humana, Inc.	1,268,282	0.5
2,600	@	ICU Medical, Inc.	158,418	0.1
7,800	@	Impax Laboratories, Inc.	159,822	0.1
4,400	@	Integra LifeSciences Holdings Corp.	171,468	0.1
11,717	@	Life Technologies Corp.	575,070	0.2
61,797	@	LifePoint Hospitals, Inc.	2,332,837	0.9
2,700	@	Magellan Health Services, Inc.	132,300	0.0
28,968		Medtronic, Inc.	1,188,267	0.5
5,500		National Healthcare Corp.	258,610	0.1
11,500	@	Orthofix International NV	452,295	0.2
16,200		Owens & Minor, Inc.	461,862	0.2
43,661		Patterson Cos., Inc.	1,494,516	0.6
6,200	@	PSS World Medical, Inc.	179,056	0.1
40,724		Steris Corp.	1,414,345	0.5
35,872		Stryker Corp.	1,966,503	0.8
8,400		Utah Medical Products, Inc.	302,820	0.1
16,800	@	VCA Antech, Inc.	353,640	0.1
28,900		Young Innovations, Inc.	1,138,949	0.4
34,520		Zimmer Holdings, Inc.	2,301,103	0.9
			26,189,953	10.1
		Industrials: 13.6%
7,700		AAR Corp.	143,836	0.1
74,033	@	ABB Ltd. ADR	1,539,146	0.6
1,500		Actuant Corp.	41,865	0.0
10,800	@	Aerovironment, Inc.	234,792	0.1
6,200	@	Alaska Air Group, Inc.	267,158	0.1
25,400		Altra Holdings, Inc.	560,070	0.2
12,600		American Science & Engineering, Inc.	821,646	0.3
4,600		Applied Industrial Technologies, Inc.	193,246	0.1
10,600		Barnes Group, Inc.	238,076	0.1

See Accompanying Notes to Financial Statements

3

6,100		Belden CDT, Inc.	274,439	0.1
21,479		Brady Corp.	717,399	0.3
14,500		Briggs & Stratton Corp.	305,660	0.1
28,200		CDI Corp.	483,066	0.2
19,300		Celadon Group, Inc.	348,751	0.1
24,548		Corrections Corp. of America	870,717	0.3
4,300		Curtiss-Wright Corp.	141,169	0.1
20,746		Dynamic Materials Corp.	288,369	0.1
9,500		EMCOR Group, Inc.	328,795	0.1
8,303		Emerson Electric Co.	439,727	0.2
11,000		Encore Wire Corp.	333,410	0.1
27,439	@,L	Erickson Air-Crane, Inc.	231,311	0.1
11,500		Freightcar America, Inc.	257,830	0.1
2,700		Gardner Denver, Inc.	184,950	0.1
31,473		General Dynamics Corp.	2,180,135	0.8
6,000		Granite Construction, Inc.	201,720	0.1
130,911		Heartland Express, Inc.	1,711,007	0.7
7,900		IDEX Corp.	367,587	0.1
79,401		ITT Corp.	1,862,747	0.7
24,400	@	JetBlue Airways Corp.	139,324	0.1
9,900		Kaman Corp.	364,320	0.1
67,783		Kaydon Corp.	1,622,047	0.6
15,900		Kennametal, Inc.	636,000	0.2
22,400	@	Kforce, Inc.	320,992	0.1
59,370		Koninklijke Philips Electronics NV	1,572,138	0.6
4,187		L-3 Communications Holdings, Inc.	320,808	0.1
3,500		Lincoln Electric Holdings, Inc.	170,380	0.1
22,100		Marten Transport Ltd.	406,419	0.2
27,500	@	Metalico, Inc.	53,900	0.0
3,300	@	Moog, Inc.	135,399	0.1
3,100		Mueller Industries, Inc.	155,093	0.1
1,400		National Presto Industries, Inc.	96,740	0.0
21,973		Northrop Grumman Corp.	1,484,935	0.6
8,300	@	Orbital Sciences Corp.	114,291	0.0
17,600	@	Pike Electric Corp.	168,080	0.1
6,600		Quanex Building Products Corp.	134,706	0.1
189,034		Republic Services, Inc.	5,544,367	2.1
14,239		Rockwell Collins, Inc.	828,283	0.3
131,669		Southwest Airlines Co.	1,348,291	0.5
24,400	@	SYKES Enterprises, Inc.	371,368	0.1
1,900	@	Teledyne Technologies, Inc.	123,633	0.0
54,032		Tyco International Ltd.	1,580,436	0.6
10,500	@	UTI Worldwide, Inc.	140,700	0.1
23,256		Waste Management, Inc.	784,657	0.3
8,200		Werner Enterprises, Inc.	177,694	0.1
28,582		Woodward Governor Co.	1,089,832	0.4
			35,453,457	13.6
		Information Technology: 8.1%
17,276		Analog Devices, Inc.	726,628	0.3
243,388		Applied Materials, Inc.	2,784,359	1.1
15,300		Bel Fuse, Inc.	299,115	0.1
4,500	@	Coherent, Inc.	227,790	0.1
28,900	@	Compuware Corp.	314,143	0.1
12,100		Convergys Corp.	198,561	0.1
47,800		Cypress Semiconductor Corp.	518,152	0.2
19,800	@	Diodes, Inc.	343,530	0.1
14,500		DST Systems, Inc.	878,700	0.3
12,800	@,L	Finisar Corp.	208,640	0.1
27,700		Flir Systems, Inc.	617,987	0.2
14,800		Global Payments, Inc.	670,440	0.3
24,500	@	Ingram Micro, Inc.	414,540	0.2
29,900		Intersil Corp.	247,871	0.1
3,901	@,L	IPG Photonics Corp.	260,002	0.1
11,600		Jabil Circuit, Inc.	223,764	0.1
16,926		KLA-Tencor Corp.	808,386	0.3
9,000		Littelfuse, Inc.	555,390	0.2
22,000	@	M/A-COM Technology Solutions Holdings, Inc.	329,340	0.1
11,000	@	Mentor Graphics Corp.	187,220	0.1
17,800		Methode Electronics, Inc.	178,534	0.1
20,962		Microchip Technology, Inc.	683,152	0.3
15,600		MKS Instruments, Inc.	402,168	0.2
28,082		Molex, Inc.	626,790	0.2
37,700	@	Nanometrics, Inc.	543,634	0.2
3,300	@	NeuStar, Inc.	138,369	0.0
51,000	@	ON Semiconductor Corp.	359,550	0.1
10,300	@	Parametric Technology Corp.	231,853	0.1
10,000		Park Electrochemical Corp.	257,300	0.1
20,500	@	Polycom, Inc.	214,430	0.1
13,200	@	QLogic Corp.	128,436	0.0
20,723	@	Sandisk Corp.	902,694	0.3
4,800	@	Semtech Corp.	138,960	0.1
38,300	@	Spansion, Inc.	532,753	0.2
35,176	@	TE Connectivity Ltd.	1,305,733	0.5
100,234	@	Teradyne, Inc.	1,692,952	0.6
66,300	@	Websense, Inc.	997,152	0.4
21,922		Western Digital Corp.	931,466	0.4
			21,080,484	8.1
		Materials: 4.5%
52,647		Bemis Co., Inc.	1,761,569	0.7
4,600		Buckeye Technologies, Inc.	132,066	0.1
5,400		Carpenter Technology Corp.	278,802	0.1
22,793	@	Century Aluminum Co.	199,667	0.1
11,300	@	Clearwater Paper Corp.	442,508	0.2
7,700	@	Coeur d’Alene Mines Corp.	189,420	0.1
8,300		Compass Minerals International, Inc.	620,093	0.2
7,800		Globe Specialty Metals, Inc.	107,250	0.0
48,500	@	Graphic Packaging Holding Co.	313,310	0.1
7,300		Hawkins, Inc.	282,072	0.1
3,300		Haynes International, Inc.	171,171	0.1
12,600		Hecla Mining Co.	73,458	0.0
6,600		Innophos Holdings, Inc.	306,900	0.1
15,500	@	Intrepid Potash, Inc.	329,995	0.1
2,200		Kaiser Aluminum Corp.	135,718	0.1

See Accompanying Notes to Financial Statements

4

10,500	@	KapStone Paper and Packaging Corp.	232,995	0.1
13,001		Minerals Technologies, Inc.	519,000	0.2
36,709		Newmont Mining Corp.	1,704,766	0.7
18,269		Nucor Corp.	788,855	0.3
8,900		Olin Corp.	192,151	0.1
5,000	@	OM Group, Inc.	111,000	0.0
12,900		Schnitzer Steel Industries, Inc.	391,257	0.1
21,200		Sealed Air Corp.	371,212	0.1
6,000		Sensient Technologies Corp.	213,360	0.1
8,800		Silgan Holdings, Inc.	365,992	0.1
30,354		Sonoco Products Co.	902,424	0.3
8,200		Titanium Metals Corp.	135,382	0.1
13,900		Tredegar Corp.	283,838	0.1
10,300	@	Tronox Ltd. - CL A	187,975	0.1
1,200	@	WR Grace & Co.	80,676	0.0
			11,824,882	4.5
		Telecommunication Services: 1.6%
32,636		CenturyTel, Inc.	1,276,721	0.5
24,867		Rogers Communications, Inc. - Class B (Canadian Denominated Security)	1,128,977	0.4
67,273	@	TW Telecom, Inc.	1,713,443	0.7
			4,119,141	1.6
		Utilities: 8.5%
57,857		AGL Resources, Inc.	2,312,544	0.9
11,000		Artesian Resources Corp.	246,730	0.1
15,400		Avista Corp.	371,294	0.1
14,188		El Paso Electric Co.	452,739	0.2
75,727		Empire District Electric Co.	1,543,316	0.6
180,706		Great Plains Energy, Inc.	3,670,139	1.4
27,462		Idacorp, Inc.	1,190,478	0.4
5,200		Laclede Group, Inc.	200,772	0.1
25,064		Northeast Utilities	979,501	0.4
5,800		NorthWestern Corp.	201,434	0.1
59,978		NV Energy, Inc.	1,088,001	0.4
62,782		Pacific Gas & Electric Co.	2,522,581	1.0
54,589		Portland General Electric Co.	1,493,555	0.6
3,502		South Jersey Industries, Inc.	176,256	0.0
7,500		Southwest Gas Corp.	318,075	0.1
80,263		Westar Energy, Inc.	2,297,127	0.9
11,766		WGL Holdings, Inc.	461,110	0.2
14,885		Wisconsin Energy Corp.	548,512	0.2
78,630		Xcel Energy, Inc.	2,100,207	0.8
			22,174,371	8.5
		Total Common Stock (Cost $227,415,364)	243,546,685	93.6

EXCHANGE-TRADED FUNDS: 2.6%
10,600		iShares Russell 2000 Index Fund	893,474	0.3
118,839		iShares Russell Midcap Value Index Fund	5,970,471	2.3

		Total Exchange-Traded Funds (Cost $6,700,134)	6,863,945	2.6

PREFERRED STOCK: 1.0%
		Consumer Discretionary: 0.2%
11,100	@	Beazer Homes USA, Inc.	316,350	0.1
1,800	@,P	Callaway Golf Co.	177,975	0.1
			494,325	0.2
		Consumer Staples: 0.1%
235	@,P	Universal Corp.	268,546	0.1

		Financials: 0.7%
21,791	@	Aspen Insurance Holdings Ltd.	1,320,534	0.5
6,700	@,P	DuPont Fabros Technology, Inc.	178,086	0.1
4,236	@,P	Inland Real Estate Corp.	110,348	0.0
4,500	@,P	PS Business Parks, Inc.	118,665	0.1
			1,727,633	0.7
		Total Preferred Stock (Cost $2,168,200)	2,490,504	1.0

		Total Long-Term Investments (Cost $236,283,698)	252,901,134	97.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateral(cc)(1): 1.0%
415,955	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $415,960, collateralized by various U.S. Government Securities, 0.000%-3.375%, Market Value plus accrued interest $424,274, due 07/31/13-11/15/39)	415,955	0.2
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.4

See Accompanying Notes to Financial Statements

5

26,193	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $26,193, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $26,717, due 08/09/13-04/18/36)	26,193	0.0
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $1,000,019, collateralized by various U.S. Government Agency Obligations, 0.000%-6.101%, Market Value plus accrued interest $1,020,000, due 03/10/14-12/20/42)	1,000,000	0.4
		2,442,148	1.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.8%
7,366,307	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $7,366,307)	7,366,307	2.8

	Total Short-Term Investments (Cost $9,808,455)	9,808,455	3.8

	Total Investments in Securities (Cost $246,092,153)	$262,709,589	101.0
	Liabilities in Excess of Other Assets	(2,653,260)	(1.0)
	Net Assets	$260,056,329	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $250,981,407.

Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$20,942,795
	Gross Unrealized Depreciation	(9,214,613)
	Net Unrealized Appreciation	$11,728,182

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

6

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$22,778,974	$—	$—	$22,778,974
Consumer Staples	12,408,389	—	—	12,408,389
Energy	18,939,658	—	—	18,939,658
Financials	68,577,376	—	—	68,577,376
Health Care	26,189,953	—	—	26,189,953
Industrials	33,881,319	1,572,138	—	35,453,457
Information Technology	21,080,484	—	—	21,080,484
Materials	11,824,882	—	—	11,824,882
Telecommunication Services	4,119,141	—	—	4,119,141
Utilities	22,174,371	—	—	22,174,371
Total Common Stock	241,974,547	1,572,138	—	243,546,685
Exchange-Traded Funds	6,863,945	—	—	6,863,945
Preferred Stock	545,363	1,945,141	—	2,490,504
Short-Term Investments	7,366,307	2,442,148	—	9,808,455
Total Investments, at fair value	$256,750,162	$5,959,427	$—	$262,709,589
Other Financial Instruments+
Forward Foreign Currency Contracts	—	7,938	—	7,938
Total Assets	$256,750,162	$5,967,365	$—	$262,717,527
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(2,417)	$—	$(2,417)
Total Liabilities	$—	$(2,417)	$—	$(2,417)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING American Century Small-Mid Cap Value Portfolio :

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Credit Suisse Group AG	Swiss Franc	1,187,484	Sell	01/31/13	$1,297,797	$1,299,062	$(1,265)
UBS Warburg LLC	Canadian Dollar	4,294,880	Sell	01/31/13	4,323,071	4,315,133	7,938
UBS Warburg LLC	EU Euro	1,011,813	Sell	01/31/13	1,334,728	1,335,880	(1,152)
							$5,521

See Accompanying Notes to Financial Statements

7

SUMMARY PORTFOLIO OF INVESTMENTS
ING BARON GROWTH PORTFOLIO	AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.7%
		Consumer Discretionary: 25.0%
525,000		Ameristar Casinos, Inc.	13,776,000	1.8
590,000		Choice Hotels International, Inc.	19,835,800	2.5
200,000		Cia Hering	4,101,587	0.5
320,000		DeVry, Inc.	7,593,600	1.0
550,000		Dick’s Sporting Goods, Inc.	25,019,500	3.2
200,000		Interval Leisure Group, Inc.	3,878,000	0.5
1,125,000	@	LKQ Corp.	23,737,500	3.0
139,500	@	Lumber Liquidators	7,369,785	1.0
288,342	@	Manchester United Plc.-Cl A	4,051,205	0.5
163,000		Morningstar, Inc.	10,241,290	1.3
70,000	@	Panera Bread Co.	11,118,100	1.4
400,380	@	Penn National Gaming, Inc.	19,662,662	2.5
37,879		Strayer Education, Inc.	2,127,664	0.3
360,000	@	Under Armour, Inc.	17,470,800	2.2
475,000		Vail Resorts, Inc.	25,692,750	3.3
			195,676,243	25.0
		Consumer Staples: 5.4%
63,294	@	Boston Beer Co., Inc.	8,509,878	1.1
203,500		Church & Dwight Co., Inc.	10,901,495	1.4
185,000	@	TreeHouse Foods, Inc.	9,644,050	1.2
254,927	@	United Natural Foods, Inc.	13,661,538	1.7
			42,716,961	5.4
		Energy: 7.0%
65,000		CARBO Ceramics, Inc.	5,092,100	0.6
254,000	@	Ceres, Inc.	1,153,160	0.1
97,000	@	Core Laboratories NV	10,603,070	1.4
100,000	@	Denbury Resources, Inc.	1,620,000	0.2
140,000		Helmerich & Payne, Inc.	7,841,400	1.0
17,783	@	MPLX L.P.	554,652	0.1
100,000	@	SEACOR Holdings, Inc.	8,380,000	1.1
55,000		SM Energy Co.	2,871,550	0.4
225,000		Susser Petroleum Partners L.P.	5,661,000	0.7
212,944		Targa Resources Corp.	11,251,961	1.4
			55,028,893	7.0
		Financials: 13.4%
21,500		Alexander’s, Inc.	7,112,200	0.9
100,000		Alexandria Real Estate Equities, Inc.	6,932,000	0.9
115,000		American Assets Trust, Inc.	3,211,950	0.4
85,000		American Campus Communities, Inc.	3,921,050	0.5
195,000	@	Arch Capital Group Ltd.	8,583,900	1.1
216,448		Carlyle Group L.P.	5,634,142	0.7
375,000		Cohen & Steers, Inc.	11,426,250	1.5
490,500		Douglas Emmett, Inc.	11,428,650	1.5
160,000		Eaton Vance Corp.	5,096,000	0.6
125,000	@	Financial Engines, Inc.	3,468,750	0.4
90,934		Jefferies Group, Inc.	1,688,644	0.2
145,500		LaSalle Hotel Properties	3,694,245	0.5
238,978		Manning & Napier, Inc.	3,011,123	0.4
420,000	@	MSCI, Inc. - Class A	13,015,800	1.7
160,000		Oaktree Capital Group, LLC	7,278,400	0.9
320,000		Primerica, Inc.	9,603,200	1.2
			105,106,304	13.4
		Health Care: 8.2%
70,000	@	Brookdale Senior Living, Inc.	1,772,400	0.2
323,000	@	CFR Pharmaceuticals SA	8,162,694	1.0
490,000	@	Community Health Systems, Inc.	15,062,600	1.9
65,000	@	Edwards Lifesciences Corp.	5,861,050	0.8
122,200	@	Idexx Laboratories, Inc.	11,340,160	1.5
73,000	@	Mettler Toledo International, Inc.	14,110,900	1.8
20,000	@	Neogen Corp.	906,400	0.1
105,000		Techne Corp.	7,175,700	0.9
			64,391,904	8.2
		Industrials: 17.4%
350,000	@	Air Lease Corp.	7,525,000	1.0
316,225	@	Colfax Corp.	12,759,678	1.6
534,000	@	Copart, Inc.	15,753,000	2.0
157,000	@	CoStar Group, Inc.	14,031,090	1.8
497,967	@	Generac Holdings, Inc.	17,085,248	2.2
350,000	@	Genesee & Wyoming, Inc.	26,628,000	3.4
60,000		Landstar System, Inc.	3,147,600	0.4
106,000	@	Middleby Corp.	13,590,260	1.7
250,000	@	Mistras Group, Inc.	6,172,500	0.8
105,000		MSC Industrial Direct Co.	7,914,900	1.0
76,607	@	Rexnord Corp.	1,631,729	0.2
125,000	@	Tetra Tech, Inc.	3,306,250	0.4
50,000		Valmont Industries, Inc.	6,827,500	0.9
			136,372,755	17.4
		Information Technology: 17.5%
250,450	@	Advent Software, Inc.	5,354,621	0.7
250,000	@	Ansys, Inc.	16,835,000	2.1
865,000		Booz Allen Hamilton Holding Corp.	12,040,800	1.5
117,000	@	Concur Technologies, Inc.	7,899,840	1.0
158,250	@	Cymer, Inc.	14,310,547	1.8
85,000		Factset Research Systems, Inc.	7,485,100	1.0
405,300	@	Gartner, Inc.	18,651,906	2.4
160,000	@	Guidewire Software, Inc.	4,755,200	0.6
100,000	@	LivePerson, Inc.	1,314,000	0.2
200,000		MAXIMUS, Inc.	12,644,000	1.6
260,000		Pegasystems, Inc.	5,896,800	0.8
415,000	@	RealPage, Inc.	8,951,550	1.1
385,000	@	SS&C Technologies Holdings, Inc.	8,901,200	1.1
497,500		Totvs S.A.	9,813,932	1.3
93,612	@	Zillow, Inc.	2,597,733	0.3
			137,452,229	17.5

See Accompanying Notes to Financial Statements

8

		Materials: 0.3%
71,824	@	Caesar Stone Sdot Yam Ltd.	1,159,958	0.2
45,238	@	Intrepid Potash, Inc.	963,117	0.1
			2,123,075	0.3
		Telecommunication Services: 0.9%
100,000	@	SBA Communications Corp.	7,102,000	0.9

		Utilities: 1.6%
160,000		ITC Holdings Corp.	12,305,600	1.6

		Total Common Stock (Cost $468,765,779)	758,275,964	96.7

SHORT-TERM INVESTMENTS: 3.7%
		Mutual Funds: 3.7%
29,236,253		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $29,236,253)	29,236,253	3.7

		Total Short-Term Investments (Cost $29,236,253)	29,236,253	3.7

		Total Investments in Securities (Cost $498,002,032)	$787,512,217	100.4
		Liabilities in Excess of Other Assets	(3,368,299)	(0.4)
		Net Assets	$784,143,918	100.0

@            Non-income producing security

Cost for federal income tax purposes is $497,622,233.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$302,642,766
Gross Unrealized Depreciation	(12,752,782)
Net Unrealized Appreciation	$289,889,984

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$758,275,964	$—	$—	$758,275,964
Short-Term Investments	29,236,253	—	—	29,236,253
Total Investments, at fair value	$787,512,217	$—	$—	$787,512,217

^                  See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*                 For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

9

SUMMARY PORTFOLIO OF INVESTMENTS
ING COLUMBIA SMALL CAP VALUE II PORTFOLIO	AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 6.9%
52,000	@	Helen of Troy Ltd.	1,736,280	1.1
48,000		KB Home	758,400	0.5
99,500	@	Krispy Kreme Doughnuts, Inc.	933,310	0.6
105,000		OfficeMax, Inc.	1,024,800	0.7
58,000		Pier 1 Imports, Inc.	1,160,000	0.7
79,000		Sonic Automotive, Inc.	1,650,310	1.0
120,000	@	Sonic Corp.	1,249,200	0.8
37,000	@	Tenneco, Inc.	1,299,070	0.8
100,000	@	Tower International, Inc.	805,000	0.5
74,309	@	Zale Corp.	305,410	0.2
			10,921,780	6.9
		Consumer Staples: 2.4%
66,000	@	Dole Food Co., Inc.	757,020	0.5
35,000		Harris Teeter Supermarkets, Inc.	1,349,600	0.9
31,000		Nu Skin Enterprises, Inc.	1,148,550	0.7
11,000		Sanderson Farms, Inc.	523,050	0.3
			3,778,220	2.4
		Energy: 5.4%
105,000		Arch Coal, Inc.	768,600	0.5
24,273	@	Bill Barrett Corp.	431,817	0.3
43,000	@	Gulfport Energy Corp.	1,643,460	1.0
24,520	@	Helix Energy Solutions Group, Inc.	506,093	0.3
265,000	@	Hercules Offshore, Inc.	1,637,700	1.0
38,000	@	Hornbeck Offshore Services, Inc.	1,304,920	0.8
118,000	@	Midstates Petroleum Co., Inc.	813,020	0.5
13,392	@	PDC Energy, Inc.	444,748	0.3
39,964	@	Swift Energy Co.	615,046	0.4
33,040	@	Tesco Corp.	376,325	0.3
			8,541,729	5.4
		Financials: 34.2%
30,000	@	Alterra Capital Holdings Ltd.	845,700	0.5
66,000		American Assets Trust, Inc.	1,843,380	1.2
110,000		American Equity Investment Life Holding Co.	1,343,100	0.8
64,000	@	Amerisafe, Inc.	1,744,000	1.1
54,000		Amtrust Financial Services, Inc.	1,549,260	1.0
88,372		Apollo Investment Corp.	738,790	0.5
33,000	@	Argo Group International Holdings Ltd.	1,108,470	0.7
106,000		Brandywine Realty Trust	1,292,140	0.8
51,000		CBL & Associates Properties, Inc.	1,081,710	0.7
160,000		CNO Financial Group, Inc.	1,492,800	0.9
63,000		Community Bank System, Inc.	1,723,680	1.1
126,000		CubeSmart	1,835,820	1.1
109,167		EverBank Financial Corp.	1,627,680	1.0
125,000	@	First Industrial Realty Trust, Inc.	1,760,000	1.1
60,000		Flushing Financial Corp.	920,400	0.6
75,000		FNB Corp.	796,500	0.5
30,000		Highwoods Properties, Inc.	1,003,500	0.6
58,000		Independent Bank Corp.	1,679,100	1.0
35,500		Kilroy Realty Corp.	1,681,635	1.1
31,200		LaSalle Hotel Properties	792,168	0.5
82,333		Medley Capital Corp.	1,198,768	0.7
110,000		MFA Mortgage Investments, Inc.	892,100	0.6
100,000	@	National Financial Partners Corp.	1,714,000	1.1
80,000		Northwest Bancshares, Inc.	971,200	0.6
37,000	@	Ocwen Financial Corp.	1,279,830	0.8
40,000		Omega Healthcare Investors, Inc.	954,000	0.6
87,000		Oritani Financial Corp.	1,332,840	0.8
42,000		Pennymac Mortgage Investment Trust	1,062,180	0.7
30,000	@	Platinum Underwriters Holdings Ltd.	1,380,000	0.9
49,300		PrivateBancorp, Inc.	755,276	0.5
40,000		Prosperity Bancshares, Inc.	1,680,000	1.1
200,000		Radian Group, Inc.	1,222,000	0.8
57,800		Renasant Corp.	1,106,292	0.7
62,893		Sandy Spring Bancorp, Inc.	1,221,382	0.8
175,187		Sterling Bancorp.	1,595,954	1.0
136,233		Susquehanna Bancshares, Inc.	1,427,722	0.9
126,000		Symetra Financial Corp.	1,635,480	1.0
30,000	@	Texas Capital Bancshares, Inc.	1,344,600	0.8
130,000		Umpqua Holdings Corp.	1,532,700	1.0
31,000	@	Walter Investment Management Corp.	1,333,620	0.8
91,000	@	Western Alliance Bancorp.	958,230	0.6
25,900		Wintrust Financial Corp.	950,530	0.6
			54,408,537	34.2
		Health Care: 7.3%
53,000		Conmed Corp.	1,481,350	0.9
21,500	@	ICU Medical, Inc.	1,309,995	0.8
118,000	@	Kindred Healthcare, Inc.	1,276,760	0.8
43,000	@	LHC Group, Inc.	915,900	0.6
54,000	@	MedAssets, Inc.	905,580	0.6
190,000		Stewart Enterprises, Inc.	1,451,600	0.9
98,000	@	Symmetry Medical, Inc.	1,030,960	0.6
78,000	@	Vanguard Health Systems, Inc.	955,500	0.6
60,000	@	VCA Antech, Inc.	1,263,000	0.8

See Accompanying Notes to Financial Statements

10

23,000	@	WellCare Health Plans, Inc.	1,119,870	0.7
			11,710,515	7.3
		Industrials: 16.4%
27,000	@	Alaska Air Group, Inc.	1,163,430	0.7
28,000	@	Beacon Roofing Supply, Inc.	931,840	0.6
225,000	@	Cenveo, Inc.	607,500	0.4
54,000		Deluxe Corp.	1,740,960	1.1
33,000		EMCOR Group, Inc.	1,142,130	0.7
50,688		Geo Group, Inc.	1,429,402	0.9
77,000		Houston Wire & Cable Co.	944,790	0.6
39,100	@	Mastec, Inc.	974,763	0.6
125,000	@	Navigant Consulting, Inc.	1,395,000	0.9
65,000		Steelcase, Inc.	828,100	0.5
115,000	@	Swift Transporation Co.	1,048,800	0.7
37,000	@	Textainer Group Holdings Ltd.	1,164,020	0.7
42,000	@	Titan Machinery, Inc.	1,037,400	0.7
93,500	@	TMS International Corp.	1,170,620	0.7
45,000		Trinity Industries, Inc.	1,611,900	1.0
38,500	@	United Rentals, Inc.	1,752,520	1.1
50,000		United Stationers, Inc.	1,549,500	1.0
90,000	@	US Airways Group, Inc.	1,215,000	0.8
64,000	@	USG Corp.	1,796,480	1.1
200,000	@	Wabash National Corp.	1,794,000	1.1
40,000		Werner Enterprises, Inc.	866,800	0.5
			26,164,955	16.4
		Information Technology: 14.2%
32,000	@	Acme Packet, Inc.	707,840	0.4
17,500	@	Anixter International, Inc.	1,119,650	0.7
68,000	@	Ciena Corp.	1,067,600	0.7
43,000	@	Cirrus Logic, Inc.	1,245,710	0.8
83,000	@	Envivio, Inc.	141,100	0.1
88,000		EPIQ Systems, Inc.	1,124,640	0.7
90,000	@	Fairchild Semiconductor International, Inc.	1,296,000	0.8
212,000	@	Global Cash Access, Inc.	1,662,080	1.0
115,000		IXYS Corp.	1,051,100	0.7
136,000	@	Kulicke & Soffa Industries, Inc.	1,630,640	1.0
46,000		Lender Processing Services, Inc.	1,132,520	0.7
105,000	@	Mentor Graphics Corp.	1,787,100	1.1
100,000		Micrel, Inc.	950,000	0.6
45,000	@	NeuStar, Inc.	1,886,850	1.2
35,000	@	Perficient, Inc.	412,300	0.3
31,000	@	Rofin-Sinar Technologies, Inc.	672,080	0.4
30,000	@	Rogers Corp.	1,489,800	0.9
56,400	@	Rudolph Technologies, Inc.	758,580	0.5
112,000	@	Saba Software, Inc.	978,880	0.6
185,000	@	Silicon Image, Inc.	917,600	0.6
65,000	@	TTM Technologies, Inc.	598,000	0.4
			22,630,070	14.2
		Materials: 6.9%
168,000	@	Boise, Inc.	1,335,600	0.8
32,000	@	Clearwater Paper Corp.	1,253,120	0.8
48,000	@	KapStone Paper and Packaging Corp.	1,065,120	0.7
106,000		Metals USA Holdings Corp.	1,853,940	1.2
47,000		Neenah Paper, Inc.	1,338,090	0.8
48,000	@	OM Group, Inc.	1,065,600	0.7
42,000		Schweitzer-Mauduit International, Inc.	1,639,260	1.0
55,000		Worthington Industries	1,429,450	0.9
			10,980,180	6.9
		Utilities: 4.9%
71,000		Avista Corp.	1,711,810	1.1
34,500		New Jersey Resources Corp.	1,366,890	0.9
37,647		NRG Energy, Inc.	865,505	0.5
28,500		South Jersey Industries, Inc.	1,434,405	0.9
18,200		Southwest Gas Corp.	771,862	0.5
45,000		UIL Holdings Corp.	1,611,450	1.0
			7,761,922	4.9

		Total Common Stock (Cost $134,906,806)	156,897,908	98.6

SHORT-TERM INVESTMENTS: 1.8%
		Mutual Funds: 1.8%
2,873,744		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $2,873,744)	2,873,744	1.8

		Total Short-Term Investments (Cost $2,873,744)	2,873,744	1.8

		Total Investments in Securities (Cost $137,780,550)	$159,771,652	100.4
		Liabilities in Excess of Other Assets	(571,055)	(0.4)
		Net Assets	$159,200,597	100.0

@            Non-income producing security

Cost for federal income tax purposes is $139,448,901.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$28,604,199
Gross Unrealized Depreciation	(8,281,448)
Net Unrealized Appreciation	$20,322,751

See Accompanying Notes to Financial Statements

11

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$156,897,908	$—	$—	$156,897,908
Short-Term Investments	2,873,744	—	—	2,873,744
Total Investments, at fair value	$159,771,652	$—	$—	$159,771,652

^                  See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*                 For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

12

SUMMARY PORTFOLIO OF INVESTMENTS
ING DAVIS NEW YORK VENTURE PORTFOLIO	AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 9.8%
226,377	@	Bed Bath & Beyond, Inc.	12,656,738	3.4
115,999	@	Carmax, Inc.	4,354,603	1.1
11,900		Cie Financiere Richemont SA	934,097	0.2
150,750	@	Groupon, Inc.	735,660	0.2
26,120		Grupo Televisa SAB ADR	694,270	0.2
35,530		Harley-Davidson, Inc.	1,735,285	0.5
16,400		Hunter Douglas NV	638,379	0.2
117,500	@	Liberty Media Corp. - Interactive	2,312,400	0.6
7,903	@	Liberty Ventures	535,507	0.1
40,760	@	NetFlix, Inc.	3,781,713	1.0
22,180		Tiffany & Co.	1,271,801	0.3
147,980		Walt Disney Co.	7,367,924	2.0
			37,018,377	9.8
		Consumer Staples: 13.7%
164,370		Coca-Cola Co.	5,958,412	1.6
112,465		Costco Wholesale Corp.	11,108,168	2.9
432,717		CVS Caremark Corp.	20,921,867	5.6
38,570		Diageo PLC ADR	4,496,491	1.2
51,200		Heineken Holding NV	2,819,222	0.8
27,700		Natura Cosmeticos S.A.	793,323	0.2
12,810		Nestle S.A.	835,769	0.2
35,542		Philip Morris International, Inc.	2,972,733	0.8
44,470		Sysco Corp.	1,407,920	0.4
			51,313,905	13.7
		Energy: 8.2%
375,360		Canadian Natural Resources Ltd.	10,836,643	2.9
56,750		Devon Energy Corp.	2,953,270	0.8
33,500		EOG Resources, Inc.	4,046,465	1.1
103,500		Occidental Petroleum Corp.	7,929,135	2.1
38,790		Schlumberger Ltd.	2,687,759	0.7
49,476	@	Transocean Ltd.	2,209,104	0.6
			30,662,376	8.2
		Financials: 37.7%
49,960		ACE Ltd.	3,986,808	1.1
17,495	@	Alleghany Corp.	5,868,173	1.6
357,620		American Express Co.	20,555,998	5.5
22,150		Ameriprise Financial, Inc.	1,387,254	0.4
934,390		Bank of New York Mellon Corp.	24,013,823	6.4
120	@	Berkshire Hathaway, Inc. - Class A	16,087,200	4.3
75,848		Brookfield Asset Management, Inc. - Class A	2,779,829	0.7
203,680		Charles Schwab Corp.	2,924,845	0.8
15,950		CME Group, Inc.	808,824	0.2
19,595	@	Everest Re Group Ltd.	2,154,470	0.6
2,340		Fairfax Financial Holdings Ltd.	843,477	0.2
6,480		Fairfax Financial Holdings Ltd.	2,339,280	0.6
13,030		Goldman Sachs Group, Inc.	1,662,107	0.5
650,800		Hang Lung Group Ltd.	3,744,068	1.0
79,950		JPMorgan Chase & Co.	3,515,402	0.9
170,309		Julius Baer Group Ltd.	6,063,480	1.6
232,099		Loews Corp.	9,458,034	2.5
1,525	@	Markel Corp.	660,966	0.2
469,380		Progressive Corp.	9,903,918	2.6
663,367		Wells Fargo & Co.	22,673,884	6.0
			141,431,840	37.7
		Health Care: 3.1%
32,528		Agilent Technologies, Inc.	1,331,696	0.4
180,220	@	Express Scripts Holding Co.	9,731,880	2.6
6,670	@	Laboratory Corp. of America Holdings	577,756	0.1
			11,641,332	3.1
		Industrials: 5.2%
1,667,372		China Merchants Holdings International Co., Ltd.	5,445,208	1.4
32,790		Emerson Electric Co.	1,736,558	0.5
102,039		Iron Mountain, Inc.	3,168,311	0.8
42,657		Kuehne & Nagel International AG	5,142,692	1.4
92,370		Paccar, Inc.	4,176,048	1.1
			19,668,817	5.2
		Information Technology: 10.6%
234,552		Activision Blizzard, Inc.	2,490,942	0.7
26,179	@	Google, Inc. - Class A	18,570,597	4.9
93,030		Hewlett-Packard Co.	1,325,678	0.4
7,900		International Business Machines Corp.	1,513,245	0.4
57,300		Intel Corp.	1,182,099	0.3
148,070		Microsoft Corp.	3,957,911	1.1
128,300		Oracle Corp.	4,274,956	1.1
110,410		Texas Instruments, Inc.	3,416,085	0.9
19,900		Visa, Inc.	3,016,442	0.8
			39,747,955	10.6
		Materials: 9.0%
57,170		Air Products & Chemicals, Inc.	4,803,423	1.3
74,300		BHP Billiton PLC	2,620,833	0.7
61,680		Ecolab, Inc.	4,434,792	1.2
15,860		Martin Marietta Materials, Inc.	1,495,281	0.4
118,440		Monsanto Co.	11,210,346	3.0
78,755		Potash Corp. of Saskatchewan	3,204,541	0.8
29,400		Praxair, Inc.	3,217,830	0.9
47,832		Rio Tinto PLC	2,789,847	0.7
8,100	#,@	Sino-Forest Corp.	—	—
315,280	@,X	Sino-Forest Corp.	—	—
			33,776,893	9.0

See Accompanying Notes to Financial Statements

13

		Telecommunication Services: 0.3%
45,530		America Movil S.A.B de CV ADR	1,053,564	0.3

		Total Common Stock (Cost $308,593,532)	366,315,059	97.6

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.0%
		Materials: 0.0%
649,000	#,±	Sino-Forest Corp., 5.000%, 08/01/13	96,944	0.0

		Total Corporate Bonds/Notes (Cost $649,000)	96,944	0.0

		Total Long-Term Investments (Cost $309,242,532)	366,412,003	97.6

SHORT-TERM INVESTMENTS: 1.9%
		Commercial Paper: 1.9%
7,250,000		Bank of Nova Scotia, 0.020%, 01/02/13 (Cost $7,249,992)	7,249,992	1.9

		Total Short-Term Investments (Cost $7,249,992)	7,249,992	1.9

		Total Investments in Securities (Cost $316,492,524)	$373,661,995	99.5
		Assets in Excess of Other Liabilities	1,798,941	0.5
		Net Assets	$375,460,936	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

	Cost for federal income tax purposes is $314,575,819.

	Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$59,086,176
	Gross Unrealized Depreciation	(15,234,711)
	Net Unrealized Appreciation	$43,851,465

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

14

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$36,084,280	$934,097	$—	$37,018,377
Consumer Staples	47,658,914	3,654,991	—	51,313,905
Energy	30,662,376	—	—	30,662,376
Financials	131,624,292	9,807,548	—	141,431,840
Health Care	11,641,332	—	—	11,641,332
Industrials	9,080,917	10,587,900	—	19,668,817
Information Technology	39,747,955	—	—	39,747,955
Materials	28,366,213	5,410,680	—	33,776,893
Telecommunication Services	1,053,564	—	—	1,053,564
Total Common Stock	335,919,843	30,395,216	—	366,315,059
Corporate Bonds/Notes	—	96,944	—	96,944
Short-Term Investments	—	7,249,992	—	7,249,992
Total Investments, at fair value	$335,919,843	$37,742,152	$—	$373,661,995

^                  See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#                 The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

15

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO	AS OF DECEMBER 31, 2012

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 16.7%
			Cayman Islands: 0.3%
	470,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	540,500	0.1
	585,000		Seagate HDD Cayman, 6.875%, 05/01/20	625,219	0.2
				1,165,719	0.3
			Italy: 0.1%
	544,000		Telecom Italia Capital S.A., 5.250%, 11/15/13	560,320	0.1

			Mexico: 1.8%
MXN	8,400,000		America Movil S.A.B de CV, 8.460%, 12/18/36	718,725	0.2
MXN	1,007,437		Banco Invex S.A., 6.450%, 03/13/34	50,317	0.0
MXN	329,634		JPMorgan Hipotecaria su Casita, 6.100%, 09/25/35	40,979	0.0
MXN	77,000,000	#	Petroleos Mexicanos, 7.650%, 11/24/21	6,554,320	1.6
				7,364,341	1.8
			Netherlands: 0.3%
	200,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	212,000	0.1
	840,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	944,853	0.2
				1,156,853	0.3
			South Africa: 0.0%
ZAR	1,000,000		Transnet SOC Ltd., 10.800%, 11/06/23	143,562	0.0

			United Kingdom: 0.5%
	520,000	#	Barclays Bank PLC, 6.050%, 12/04/17	577,595	0.1
	200,000	#	Ineos Finance PLC, 8.375%, 02/15/19	216,250	0.1
	6,845	&	Intelsat Bermuda Ltd., 11.500%, 02/04/17	7,298	0.0
	260,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	283,725	0.1
	275,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	304,562	0.1
	463,000	#	Lloyds TSB Bank PLC, 6.500%, 09/14/20	511,946	0.1
				1,901,376	0.5
			United States: 13.7%
	36,000		ABI Escrow Corp., 10.250%, 10/15/18	41,400	0.0
	540,000		Abitibi-Consolidated Escrow, 6.000%, 06/20/13	—	—
	225,000		Abitibi-Consolidated Escrow, 6.000%, 06/20/13	—	—
	270,000		Abitibi-Consolidated Escrow, 6.000%, 06/20/13	—	—
	540,000		Abitibi-Consolidated Escrow, 6.000%, 06/20/13	—	—
	260,000	±	Abitibi-Consolidated Escrow, 7.750%, 06/15/11	—	—
	705,000		AES Corp., 7.375%, 07/01/21	786,075	0.2
	823,000		American International Group, Inc., 6.400%, 12/15/20	1,021,901	0.2
	400,000		Alpha Natural Resources, Inc., 6.250%, 06/01/21	368,000	0.1
	1,278,000		American Express Credit Corp., 5.125%, 08/25/14	1,369,722	0.3
	973,000		Anheuser-Busch InBev Worldwide, Inc., 1.375%, 07/15/17	983,979	0.2
	2,203,000		AT&T, Inc., 2.500%, 08/15/15	2,298,084	0.6
	905,000		Bank of America Corp., 5.625%, 07/01/20	1,073,731	0.3
	618,000		Bank of America Corp., 5.700%, 01/24/22	743,770	0.2
	382,000		Bankrate, Inc., 11.750%, 07/15/15	423,543	0.1
	185,000		BE Aerospace, Inc., 6.875%, 10/01/20	206,737	0.0
	370,000	±,X	Bowater Pulp and Paper, 10.600%, 01/15/11	—	—
	875,000	±,X	Bowater, Inc. Escrow, 6.500%, 01/15/11	—	—
	600,000		Case New Holland, Inc., 7.875%, 12/01/17	712,500	0.2
	867	&	Catalent Pharma Solutions, Inc., 9.500%, 04/15/15	889	0.0
	200,000		Chesapeake Energy Corp., 6.625%, 08/15/20	215,500	0.1
	180,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	170,550	0.0
	735,000		Citigroup, Inc., 6.010%, 01/15/15	803,488	0.2
	1,015,000		Comcast Corp., 5.700%, 05/15/18	1,221,280	0.3
	627,000		CVS Caremark Corp., 6.125%, 09/15/39	803,116	0.2
	1,233,000		Devon Energy Corp., 5.600%, 07/15/41	1,465,954	0.4
	446,000		DIRECTV Holdings, LLC / DIRECTV Financing Co., Inc., 3.500%, 03/01/16	472,736	0.1

See Accompanying Notes to Financial Statements

16

887,000		Discover Bank/Greenwood DE, 7.000%, 04/15/20	1,102,100	0.3
768,000		eBay, Inc., 2.600%, 07/15/22	776,565	0.2
1,276,000		Entergy Corp., 5.125%, 09/15/20	1,384,776	0.3
835,000		Ferro Corp., 7.875%, 08/15/18	757,763	0.2
959,000		First Horizon National Corp., 5.375%, 12/15/15	1,048,979	0.3
1,186,000		FirstEnergy Solutions Corp., 4.800%, 02/15/15	1,274,206	0.3
478,000		General Dynamics Corp., 2.250%, 11/15/22	468,215	0.1
2,079,000		General Electric Capital Corp., 2.250%, 11/09/15	2,148,320	0.5
874,000		General Electric Co., 2.700%, 10/09/22	891,713	0.2
930,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	1,060,995	0.3
715,000		Goodyear Tire & Rubber Co., 8.250%, 08/15/20	788,288	0.2
725,000	X	Greektown, LLC Escrow	—	—
623,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	782,715	0.2
710,000		HCA, Inc., 6.375%, 01/15/15	771,238	0.2
740,000		HCA, Inc., 7.250%, 09/15/20	823,250	0.2
587,000		HCP, Inc., 2.625%, 02/01/20	585,122	0.1
1,050,000	L	Hewlett-Packard Co., 2.600%, 09/15/17	1,023,626	0.2
572,000		HSBC USA, Inc., 5.000%, 09/27/20	625,000	0.2
670,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	792,292	0.2
1,165,000		Indiana Michigan Power, 7.000%, 03/15/19	1,473,108	0.4
821,000		Intel Corp., 4.250%, 12/15/42	824,028	0.2
375,000		International Lease Finance Corp., 5.875%, 05/01/13	381,563	0.1
810,000	X	Jefferson Smurfit Escrow, 10/01/12	—	—
245,000	X	Jefferson Smurfit Escrow, 06/01/13	—	—
1,087,000		JPMorgan Chase Bank NA, 5.875%, 06/13/16	1,240,309	0.3
885,000		Kellogg Co., 4.000%, 12/15/20	986,582	0.2
81	#	Kern River Funding Corp., 4.893%, 04/30/18	90	0.0
821,000		Kraft Foods, Inc., 6.500%, 08/11/17	1,003,452	0.2
442,000		Macy’s Retail Holdings, Inc., 4.300%, 02/15/43	430,494	0.1
575,000		Mediacom LLC / Mediacom Capital Corp., 7.250%, 02/15/22	621,000	0.2
607,000		MetLife, Inc., 3.048%, 12/15/22	619,765	0.1
681,000		Morgan Stanley, 4.100%, 01/26/15	710,062	0.2
240,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	253,200	0.1
765,000		News America, Inc., 4.500%, 02/15/21	874,634	0.2
797,000		Oracle Corp., 5.375%, 07/15/40	994,658	0.2
740,000		Plains Exploration & Production Co., 7.625%, 04/01/20	828,800	0.2
495,000	+	PNC Financial Services Group, Inc., 2.854%, 11/09/22	498,350	0.1
97,493	&	Radio One, Inc., 12.500%, 05/24/16	87,987	0.0
255,000	#	Sealed Air Corp., 8.375%, 09/15/21	292,613	0.1
490,000		Select Medical Corp., 7.625%, 02/01/15	491,225	0.1
430,000		SLM Corp., 8.000%, 03/25/20	493,425	0.1
195,000	L	Smithfield Foods, Inc., 7.750%, 07/01/17	228,150	0.1
475,000	X	Smurfit-Stone Container Corp. Escrow, 03/15/17	—	—
1,342,000		St. Jude Medical, Inc., 2.500%, 01/15/16	1,391,816	0.3
245,000	X	Stone Webster Escrow, 07/01/12	—	—
202,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	220,685	0.1
795,000		Symantec Corp., 4.200%, 09/15/20	835,808	0.2
445,000		The Bank of New York Mellon Corp., 3.550%, 09/23/21	485,252	0.1
6,000		Thermon Industries, Inc., 9.500%, 05/01/17	6,690	0.0
1,056,000		Time Warner, Inc., 6.500%, 11/15/36	1,321,954	0.3
1,373,000		Time Warner Cable, Inc., 5.875%, 11/15/40	1,601,224	0.4
680,000	#	Turlock Corp., 4.150%, 11/02/42	688,392	0.2
325,000	X	U.S. Oncology Escrow, 87.500%, 12/31/49	—	—
505,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	554,238	0.1
776,000		Verizon Communications, Inc., 2.450%, 11/01/22	777,002	0.2

See Accompanying Notes to Financial Statements

17

634,000		Walgreen Co., 3.100%, 09/15/22	640,083	0.2
564,000		WellPoint, Inc., 3.300%, 01/15/23	579,209	0.1
638,000		Wells Fargo & Co., 3.676%, 06/15/16	690,127	0.2
740,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	828,800	0.2
			56,242,893	13.7
		Total Corporate Bonds/Notes (Cost $64,037,264)	68,535,064	16.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 8.9%
		United States: 8.9%
300,000	#	Banc of America Re-Remic Trust, 2.959%, 12/10/30	312,488	0.1
1,237,084		Banc of America Alternative Loan Trust, 4.750%, 02/25/19	1,246,972	0.3
2,107,405		Banc of America Funding Corp., 5.500%, 02/25/35	2,168,657	0.5
440,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.189%, 09/10/47	432,835	0.1
501,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.322%, 07/10/43	514,430	0.1
1,010,000	#	BB-UBS Trust, 2.892%, 06/05/30	1,034,039	0.2
420,000	#	Bear Stearns Commercial Mortgage Securities, 5.573%, 04/12/38	427,348	0.1
372,725		Citigroup Mortgage Loan Trust, Inc., 2.672%, 05/25/35	365,691	0.1
2,800,000	^	Commercial Mortgage Pass Through Certificates, 1.951%, 12/10/45	345,912	0.1
3,593,355	^	Commercial Mortgage Pass Through Certificates, 2.222%, 11/15/45	515,250	0.1
4,387,130	^	Commercial Mortgage Pass Through Certificates, 2.260%, 05/15/45	613,045	0.1
254,935		Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, 11/25/35	267,907	0.1
367,712		Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, 09/25/35	375,535	0.1
1,087,284	#	Credit Suisse Mortgage Capital Certificates, 4.870%, 07/27/37	1,103,852	0.3
368,204		Credit Suisse Mortgage Capital Certificates, 5.589%, 09/15/40	367,541	0.1
643,692		CW Capital Cobalt Ltd., 5.723%, 05/15/46	642,250	0.2
168,730	#	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.710%, 01/27/37	101,744	0.0
340,786	#	First Union National Bank Commercial Mortgage, 6.000%, 12/12/33	342,414	0.1
3,110,000	^	GS Mortgage Securities Corp. II, 2.411%, 11/10/45	475,878	0.1
940,000	#	GS Mortgage Securities Corp. II, 3.007%, 12/10/30	962,184	0.2
1,140,000	#	GS Mortgage Securities Corp. II, 5.309%, 01/10/40	1,139,710	0.3
274,283		GSR Mortgage Loan Trust, 2.654%, 09/25/35	276,575	0.1
970,000	#	Heller Financial Commercial Mortgage Asset, 6.500%, 05/15/31	994,095	0.2
2,760,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.361%, 12/15/47	81,010	0.0
4,690,000	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.958%, 12/15/47	578,240	0.1
228,941		JP Morgan Chase Commerical Mortgage Securities Corp., 5.247%, 01/12/43	230,352	0.1
644,105		JP Morgan Commercial Mortgage Finance Corp., 8.305%, 08/15/32	659,898	0.2
769,634		JPMorgan Chase Commerical Mortgage Securities Corp., 5.305%, 01/15/49	773,549	0.2
762,627	#	JPMorgan Chase Commerical Mortgage Securities Corp., 6.135%, 07/12/37	764,521	0.2
390,112		JPMorgan Mortgage Trust, 3.041%, 07/25/35	384,418	0.1
368,000		LB-UBS Commercial Mortgage Trust, 4.943%, 10/15/36	368,708	0.1
390,000	#	LB-UBS Commercial Mortgage Trust, 5.032%, 10/15/36	387,342	0.1
970,000		LB-UBS Commercial Mortgage Trust, 5.885%, 06/15/38	936,800	0.2
377,263		MASTR Adjustable Rate Mortgages Trust, 2.991%, 04/25/36	333,942	0.1

See Accompanying Notes to Financial Statements

18

GBP	1,688,000		MBNA Credit Card Master Note Trust, 6.100%, 05/17/13	2,786,323	0.7
	824,905		Merrill Lynch Mortgage Investors, Inc., 5.250%, 08/25/36	834,056	0.2
	767,008		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.331%, 03/12/51	788,387	0.2
	1,690,000		Morgan Stanley Capital I, Inc., 5.395%, 06/15/38	1,751,633	0.4
	1,000,000		Morgan Stanley Capital I, Inc., 5.575%, 04/12/49	1,060,756	0.3
	818,000		Morgan Stanley Capital I, 5.302%, 01/14/42	836,218	0.2
	470,000		Morgan Stanley Capital I, 5.300%, 06/15/40	469,151	0.1
	1,280,000	#	Morgan Stanley Capital I, 5.418%, 01/13/41	1,281,080	0.3
	530,000	#	Morgan Stanley Reremic Trust, 5.843%, 12/17/43	542,341	0.1
	650,000	#	RBSCF Trust, 5.305%, 01/16/49	668,329	0.2
	18,670		Residential Accredit Loans, Inc., 3.480%, 04/25/35	3,510	0.0
	6,972,544	#,^	UBS-Barclays Commercial Mortgage Trust, 2.204%, 08/10/49	978,705	0.2
	600,000		Wachovia Bank Commercial Mortgage Trust, 5.383%, 12/15/43	642,107	0.2
	6,331,456	#,^	Wells Fargo Commercial Mortgage Trust, 2.163%, 10/15/45	853,552	0.2
	3,107,750	#,^	Wells Fargo Mortgage Backed Securities Trust, 2.255%, 08/15/45	411,270	0.1
	519,383		Wells Fargo Mortgage-Backed Securities Trust, 2.613%, 02/25/35	517,357	0.1
	176,840		Wells Fargo Mortgage-Backed Securities Trust, 2.695%, 02/25/34	175,526	0.0
	1,539,830		Wells Fargo Mortgage-Backed Securities Trust, 5.331%, 08/25/35	1,558,401	0.4

			Total Collateralized Mortgage Obligations (Cost $36,055,158)	36,683,834	8.9

STRUCTURED PRODUCTS: 0.3%
			Brazil: 0.2%
	1,962,500	#	Hallertau SPC 2008-2A - Doux Frangosul S.A. ARGO Avicola Credit Linked Notes, 9.264%, 09/17/13	686,875	0.2

			Mexico: 0.1%
MXN	97,261		Reforma BLN-Backed I - Class 2A Asset Backed Variable Funding Notes, 05/22/15	7,090	0.0
MXN	170,161		Reforma BLN-Backed I - Class 2B Asset Backed Variable Funding Notes, 05/22/15	12,405	0.0
MXN	2,565,617		Reforma BLN-Backed I - Class 2C Asset Backed Variable Funding Notes, 05/22/15	187,028	0.1
MXN	186,979		Reforma BLN-Backed I - Class 2D Asset Backed Variable Funding Notes, 05/22/15	13,630	0.0
MXN	135,844		Reforma BLN-Backed I - Class 2E Asset Backed Variable Funding Notes, 05/22/15	9,903	0.0
MXN	86,756		Reforma BLN-Backed I - Class 2F Asset Backed Variable Funding Notes, 05/22/15	6,324	0.0
MXN	15,977		Reforma BLN-Backed I - Class 2G Asset Backed Variable Funding Notes, 05/22/15	1,165	0.0
				237,545	0.1
			Russia: 0.0%
RUB	11,097,000	±,X	Credit Suisse International - Moitk Total Return Linked Notes, 8.990%, 03/30/11	—	—
RUB	19,450,000	±,X	Credit Suisse International - SPETSSTROY-2 Credit Linked Fully Funded Total Return Linked Notes, 8.590%, 05/24/15	—	—

See Accompanying Notes to Financial Statements

19

RUB	9,272,654		Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 08/22/34	144,987	0.0
				144,987	0.0
			Total Structured Products (Cost $3,791,424)	1,069,407	0.3

FOREIGN GOVERNMENT BONDS: 16.6%
			Austria: 1.0%
EUR	2,790,000	#	Austria Government Bond, 3.200%, 02/20/17	4,095,577	1.0

			Brazil: 4.8%
BRL	705,000		Brazil Notas do Tesouro Nacional Series F, 6.000%, 05/15/45	1,055,036	0.3
BRL	36,147,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	18,524,495	4.5
				19,579,531	4.8
			Dominican Republic: 1.0%
DOP	26,000,000		Dominican Republic International Bond, 14.000%, 10/18/19	651,739	0.1
DOP	80,000,000	#	Dominican Republic International Bond, 14.000%, 10/18/19	2,005,351	0.5
DOP	57,500,000		Dominican Republic International Bond, 15.500%, 04/19/19	1,529,720	0.4
				4,186,810	1.0
			Germany: 0.6%
EUR	2,000,000		Bundesrepublik Deutschland, 1.500%, 09/04/22	2,686,410	0.6

			Italy: 3.2%
EUR	9,065,000		Italy Buoni Poliennali Del Tesoro, 5.500%, 09/01/22	12,988,819	3.2

			Malaysia: 0.2%
MYR	1,900,000		Malaysia Government Bond, 3.892%, 03/15/27	636,143	0.2

			Netherlands: 1.9%
EUR	4,890,000	#	Netherlands Government Bond, 4.500%, 07/15/17	7,631,163	1.9

			Nigeria: 0.6%
NGN	220,000,000		Nigeria Government Bond, 15.100%, 04/27/17	1,561,486	0.4
NGN	130,000,000		Nigeria Government Bond, 16.000%, 06/29/19	981,806	0.2
				2,543,292	0.6
			Russia: 0.1%
RUB	15,015,000		Russian Federal Bond - OFZ, 8.150%, 02/03/27	544,534	0.1

			South Africa: 1.7%
ZAR	48,407,800		South Africa Government Bond, 6.250%, 03/31/36	4,640,633	1.2
ZAR	17,232,900		South Africa Government Bond, 8.750%, 02/28/48	2,160,834	0.5
				6,801,467	1.7
			South Korea: 0.6%
KRW	2,458,000,000		Korea Treasury Bond, 5.000%, 06/10/20	2,589,692	0.6

			Thailand: 0.9%
THB	42,300,000		Thailand Government Bond, 3.580%, 12/17/27	1,343,295	0.3
THB	48,600,000		Thailand Government Bond, 3.775%, 06/25/32	1,528,371	0.4
THB	28,000,000		Thailand Government Bond, 4.750%, 12/20/24	1,013,798	0.2
				3,885,464	0.9
			Total Foreign Government Bonds (Cost $65,205,365)	68,168,902	16.6

U.S. TREASURY OBLIGATIONS: 8.7%
			U.S. Treasury Bonds: 3.3%
4,180,000		L	1.625%, due 11/15/22	4,129,710	1.0
9,963,000			2.750%, due 08/15/42	9,586,279	2.3
				13,715,989	3.3
			U.S. Treasury Notes: 5.4%
9,212,000			0.250%, due 11/30/14	9,213,806	2.3
8,580,000			0.250%, due 12/15/15	8,555,204	2.1
156,000			0.625%, due 11/30/17	155,439	0.0
605,800			0.750%, due 12/31/17	606,652	0.2
2,982,000			1.000%, due 11/30/19	2,950,781	0.7
544,000			1.125%, due 12/31/19	542,045	0.1
				22,023,927	5.4
			Total U.S. Treasury Obligations (Cost $35,934,212)	35,739,916	8.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.4%
			Federal Home Loan Mortgage Corporation: 4.2%##
85,524			0.659%, due 02/15/29	86,380	0.0
35,779			0.709%, due 03/15/32	36,189	0.0
146,917			0.709%, due 01/15/33	148,265	0.0
3,788,000			1.000%, due 09/29/17	3,832,232	0.9
47,507			1.159%, due 08/15/31	48,738	0.0
31,178			1.159%, due 02/15/32	31,985	0.0
29,969			1.209%, due 02/15/32	30,676	0.0
30,742			1.209%, due 02/15/32	31,467	0.0

See Accompanying Notes to Financial Statements

20

44,010		1.209%, due 03/15/32	45,051	0.0
3,652,000	Z	2.320%, due 11/29/19	3,141,794	0.8
1,600,759		4.500%, due 01/01/42	1,727,766	0.4
14,989		5.000%, due 01/01/20	16,358	0.0
75,165		5.000%, due 02/01/20	80,962	0.0
475,303		5.000%, due 09/15/23	521,779	0.1
860,000		5.000%, due 02/15/34	973,070	0.3
870,000		5.000%, due 11/15/34	978,536	0.3
40,239		5.000%, due 12/01/34	43,708	0.0
48,844		5.500%, due 01/01/18	52,598	0.0
12,424,045	^	5.791%, due 05/15/36	1,885,093	0.5
8,744,334	^	5.841%, due 07/15/40	1,726,044	0.4
279,626	^	5.941%, due 07/15/35	44,073	0.0
40,805		6.000%, due 05/15/17	43,687	0.0
103,525		6.000%, due 02/01/34	115,136	0.0
11,909		6.500%, due 04/01/18	12,582	0.0
33,028		6.500%, due 02/01/22	36,836	0.0
36,778		6.500%, due 09/01/22	41,017	0.0
105,479		6.500%, due 04/15/28	121,616	0.0
22,482		6.500%, due 06/15/31	25,925	0.0
239,604		6.500%, due 02/15/32	276,585	0.1
153,822		6.500%, due 06/15/32	177,683	0.1
11,107		6.500%, due 08/01/32	12,886	0.0
37,473		6.500%, due 07/01/34	42,484	0.0
25,252		6.500%, due 07/01/34	28,618	0.0
142,371		6.750%, due 02/15/24	161,851	0.1
186,938		7.000%, due 09/15/26	217,579	0.1
31,329	^	7.000%, due 03/15/28	7,047	0.0
185,333	^	7.000%, due 04/15/28	45,586	0.0
295,217	^	7.441%, due 03/15/29	59,630	0.0
285,561	^	7.491%, due 03/15/29	54,759	0.0
154,549		7.500%, due 09/15/22	177,862	0.1
387,967	^	8.741%, due 08/15/29	107,892	0.0
42,693		23.617%, due 06/15/34	55,549	0.0
70,240		23.984%, due 08/15/35	102,827	0.0
			17,408,401	4.2
		Federal National Mortgage Association: 7.4%##
16,792		0.610%, due 11/25/33	16,922	0.0
20,953		0.709%, due 10/18/32	21,191	0.0
7,673,994		0.830%, due 12/25/36	7,764,958	1.9
67,014		1.210%, due 12/25/31	68,603	0.0
31,237		1.210%, due 04/25/32	31,985	0.0
9,612		1.210%, due 04/25/32	9,842	0.0
94,219		1.210%, due 09/25/32	96,484	0.0
94,231		1.210%, due 12/25/32	96,497	0.0
2,000,000		2.350%, due 09/06/22	2,012,024	0.5
2,000,000		2.400%, due 09/13/22	2,004,200	0.5
513,862		2.833%, due 10/01/36	548,520	0.2
6,047,000	W	3.000%, due 11/25/42	6,310,611	1.6
342,415		4.500%, due 08/25/25	373,005	0.1
9,345,481	^	5.000%, due 05/25/18	744,575	0.2
1,212,663		5.000%, due 07/25/40	1,316,241	0.3
181,382		5.000%, due 06/01/41	198,040	0.1
51,542		5.500%, due 09/01/19	55,848	0.0
39,595		5.500%, due 09/01/19	42,903	0.0
109,530		5.500%, due 09/01/24	120,137	0.0
79,000		5.500%, due 08/25/34	87,265	0.0
41,907		6.000%, due 03/25/17	44,753	0.0
66,209		6.000%, due 06/01/17	71,224	0.0
31,700		6.000%, due 05/01/21	34,841	0.0
81,511		6.000%, due 01/25/32	92,123	0.0
451,283		6.000%, due 11/01/34	497,992	0.1
665,403		6.000%, due 04/01/35	740,031	0.2
7,586,482	^	6.240%, due 02/25/42	1,820,152	0.5
382,678	^	6.330%, due 06/25/37	63,244	0.0
1,106,525	^	6.360%, due 06/25/36	159,011	0.1
41,696		6.500%, due 04/25/29	47,484	0.0
68,778		6.500%, due 11/25/29	78,784	0.0
232,604		6.500%, due 12/01/29	272,288	0.1
82,215		6.500%, due 10/25/31	95,047	0.0
77,405		6.500%, due 04/25/32	86,234	0.0
98,043		6.500%, due 01/01/34	112,095	0.0
51,906	^	6.540%, due 05/25/35	10,681	0.0
120,913	^	6.840%, due 10/25/22	8,187	0.0
92,427	^	6.890%, due 06/25/23	13,416	0.0
3,291		7.000%, due 09/01/14	3,416	0.0
12,039		7.000%, due 11/01/17	12,808	0.0
606		7.000%, due 02/01/31	674	0.0
98,905	^	7.000%, due 03/25/33	23,600	0.0
1,554		7.000%, due 04/01/33	1,853	0.0
72,751	^	7.000%, due 04/25/33	16,811	0.0
278,436	^	7.020%, due 09/25/36	63,290	0.0
497,175	^	7.340%, due 10/25/33	99,356	0.0
522,904	^	7.420%, due 03/25/23	60,710	0.0
55,503		7.500%, due 09/01/32	68,013	0.0
146,169		7.500%, due 01/01/33	177,551	0.1
303,889	^	7.540%, due 07/25/31	70,387	0.0
174,200	^	7.540%, due 02/25/32	36,789	0.0
92,449	^	7.740%, due 07/25/32	21,727	0.0
449,768		23.161%, due 07/25/35	558,915	0.2
110,053		23.430%, due 06/25/36	158,534	0.1
67,107		23.798%, due 03/25/36	93,950	0.0
94,028		27.237%, due 04/25/35	159,598	0.1
1,331,354		32.402%, due 11/25/36	2,154,411	0.5
185,742	^	5.500%, due 07/01/33	24,829	0.0
73,379	^	5.500%, due 06/01/35	12,068	0.0
322,141	^	6.000%, due 12/01/32	44,290	0.0
122,404	^	6.000%, due 02/01/33	20,484	0.0
170,352	^	6.000%, due 03/01/33	25,713	0.0
127,132	^	6.000%, due 03/01/33	20,619	0.0
80,539	^	6.000%, due 09/01/35	14,829	0.0
511,103	^	6.500%, due 02/01/32	97,509	0.0
78,530	^	7.000%, due 02/01/28	15,179	0.0
112,340	^	7.500%, due 01/01/24	22,628	0.0
			30,247,979	7.4
		Government National Mortgage Association: 2.8%
5,963,000	W	3.000%, due 08/15/42	6,340,346	1.6
4,203,907	^	4.000%, due 04/20/38	488,385	0.1
162,870		5.000%, due 04/15/34	179,036	0.1
10,066,186	^	5.639%, due 06/20/40	1,548,746	0.4
38,658		6.500%, due 02/20/35	44,312	0.0
95,305		8.000%, due 01/16/30	115,152	0.0
427,098		8.000%, due 02/16/30	515,900	0.1
1,365,676		21.365%, due 03/20/37	2,118,771	0.5
			11,350,648	2.8
		Total U.S. Government Agency Obligations (Cost $55,489,115)	59,007,028	14.4

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.1%
		Canada: 0.0%
3,941	@	Resolute Forest Products	52,179	0.0

		United States: 0.1%
43,083	@,L	American Media, Inc.	495,455	0.1

See Accompanying Notes to Financial Statements

21

274		Rock-Tenn Co.	19,155	0.0
			514,610	0.1
		Total Common Stock (Cost $1,299,823)	566,789	0.1

WARRANTS: —%
		Consumer Discretionary: —%
2,406	@,X	Media News Group	—	—

		Total Warrants (Cost $—)	—	—

INVESTMENT COMPANIES: 28.9%
		Emerging Markets: 28.9%
2,201,415	**	ING Emerging Markets Corporate Debt Fund Class P	23,026,804	5.6
4,997,932	**	ING Emerging Markets Hard Currency Sovereign Debt Fund Class P	52,028,477	12.7
4,200,000	**	ING Emerging Markets Local Currency Debt Fund Class P	43,722,000	10.6

		Total Investment Companies (Cost $114,575,466)	118,777,281	28.9

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.3%
		Interest Rate Swaptions: 0.3%
4,745,000	@	Call Swaption, Receive a floating rate based on 3-month-USD-LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	255,106	0.0
4,745,000	@	Call Swaption, Receive a floating rate based on 3-month-USD-LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	255,106	0.1
4,745,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month-USD-LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	297,562	0.1
4,745,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month-USD-LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	297,562	0.1
			1,105,336	0.3
		Options on Currencies: 0.0%
21,800,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.275, Exp. 01/04/13 Counterparty: Barclays Bank PLC	106	0.0
8,300,000	@	USD Put vs. MYR Call Currency Option, Strike @ 3.000, Exp. 01/16/13 Counterparty: Deutsche Bank AG	1,412	0.0
			1,518	0.0
		Total Purchased Options (Cost $1,970,949)	1,106,854	0.3

		Total Long-Term Investments (Cost $378,358,776)	389,655,075	94.9

Principal Amount†
SHORT-TERM INVESTMENTS: 7.2%
		Securities Lending Collateral(cc)(1): 1.4%
1,325,181		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,325,203, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $1,351,685, due 08/01/27-01/01/43)	1,325,181	0.4
1,325,181		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,325,196, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,351,685, due 10/01/16-12/20/42)	1,325,181	0.3
278,959		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $278,962, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $284,539, due 10/31/17-08/15/22)	278,959	0.1

See Accompanying Notes to Financial Statements

22

1,325,181			Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,325,195, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,351,685, due 08/09/13-06/20/42)	1,325,181	0.3
1,325,181			Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $1,325,206, collateralized by various U.S. Government Agency Obligations, 0.000%-6.101%, Market Value plus accrued interest $1,351,685, due 03/10/14-12/20/42)	1,325,181	0.3
				5,579,683	1.4
			Foreign Government Bonds: 3.9%
MYR	4,000,000	Z	Bank Negara Malaysia Monetary Notes, 0.029%, 04/09/13	1,297,579	0.3
MYR	14,750,000	Z	Bank Negara Malaysia Monetary Notes, 0.029%, 04/23/13	4,779,256	1.2
MXN	39,167,000	Z	Mexico Cetes, 0.045%, 09/19/13	2,934,972	0.7
MXN	95,000,000	Z	Mexico Cetes, 0.048%, 05/30/13	7,217,657	1.7
NGN	10,500,000		Nigeria Government Bond, 12.200%, 10/10/13	61,357	0.0
				16,290,821	3.9

Shares				Value	Percentage of Net Assets
			Mutual Funds: 1.9%
7,867,001			BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $7,867,001)	7,867,001	1.9

			Total Short-Term Investments (Cost $29,836,478)	29,737,505	7.2

			Total Investments in Securities (Cost $408,195,254)	$419,392,580	102.1
			Liabilities in Excess of Other Assets	(8,598,346)	(2.1)
			Net Assets	$410,794,234	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
(cc)	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
**	Investment in affiliate
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
^

Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

BRL	Brazilian Real
DOP	Dominican Peso
EUR	EU Euro
GBP	British Pound
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
RUB	Russian Ruble
THB	Thai Baht
ZAR	South African Rand

Cost for federal income tax purposes is $408,747,727.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,567,591
Gross Unrealized Depreciation	(5,922,738)
Net Unrealized Appreciation	$10,644,853

Sector Diversification	Percentage of Net Assets
Affiliated Mutual Funds	28.9%
Foreign Government Bonds	16.6
Collateralized Mortgage Obligations	8.9
Federal National Mortgage Association	6.4
U.S. Treasury Notes	5.4
Financials	4.8
Federal Home Loan Mortgage Corporation	3.7
U.S. Treasury Bonds	3.3
Government National Mortgage Association	2.8
Consumer Discretionary	2.5
Energy	2.4
U.S. Government Agency Obligations	1.5
Telecommunication Services	1.4
Information Technology	1.3

See Accompanying Notes to Financial Statements

23

Utilities	1.2
Consumer Staples	1.1
Health Care	1.0
Industrials	0.7
Materials	0.4
Interest Rate Swaptions	0.3
Structured Products	0.3
Options on Currencies	0.0
Short-Term Investments	7.2
Liabilities in Excess of Other Assets	(2.1)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Canada	$52,179	$—	$—	$52,179
United States	19,155	—	495,455	514,610
Total Common Stock	71,334	—	495,455	566,789
Warrants	—	—	—	—
Purchased Options	—	1,106,854	—	1,106,854
Corporate Bonds/Notes	—	68,443,768	91,296	68,535,064
Collateralized Mortgage Obligations	—	35,721,650	962,184	36,683,834
Structured Products	—	—	1,069,407	1,069,407
Short-Term Investments	7,867,001	21,870,504	—	29,737,505
U.S. Treasury Obligations	—	35,739,916	—	35,739,916
Foreign Government Bonds	—	68,168,902	—	68,168,902
Investment Companies	118,777,281	—	—	118,777,281
U.S. Government Agency Obligations	—	59,007,028	—	59,007,028
Total Investments, at fair value	$126,715,616	$290,058,622	$2,618,342	$419,392,580
Other Financial Instruments+
Swaps	—	37,645	—	37,645
Futures	652,719	—	—	652,719
Written Options	—	—	—	—
Forward Foreign Currency Contracts	—	6,527,515	—	6,527,515
Total Assets	$127,368,335	$296,623,782	$2,618,342	$426,610,459
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(6,199,050)	$—	$(6,199,050)
Futures	(346,230)	—	—	(346,230)
Written Options	—	(617)	—	(617)
Forward Foreign Currency Contracts	—	(7,431,588)	—	(7,431,588)
Total Liabilities	$(346,230)	$(13,631,255)	$—	$(13,977,485)

^                            See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+                           Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Global Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Barclays Bank PLC	New Zealand Dollar	7,102,323	Buy	01/11/13	$5,816,000	$5,866,212	$50,212
Barclays Bank PLC	British Pound	1,191,021	Buy	01/11/13	1,925,000	1,934,714	9,714
Barclays Bank PLC	Indonesian Rupiah	70,780,580,000	Buy	01/11/13	7,267,000	7,336,973	69,973
Barclays Bank PLC	Hungarian Forint	607,963,530	Buy	01/11/13	2,791,000	2,751,426	(39,574)
Barclays Bank PLC	British Pound	786,631	Buy	01/11/13	1,267,000	1,277,815	10,815
Barclays Bank PLC	Norwegian Krone	4,997,269	Buy	01/11/13	880,000	898,874	18,874
Barclays Bank PLC	Hungarian Forint	222,368,706	Buy	01/11/13	991,000	1,006,362	15,362

See Accompanying Notes to Financial Statements

24

Barclays Bank PLC	British Pound	2,559,018	Buy	01/11/13	4,126,000	4,156,909	30,909
Barclays Bank PLC	Polish Zloty	9,120,077	Buy	03/08/13	2,949,000	2,927,398	(21,602)
Barclays Bank PLC	Thai Baht	193,976,119	Buy	03/08/13	6,317,000	6,318,045	1,045
Barclays Bank PLC	South African Rand	14,595,841	Buy	03/08/13	1,702,000	1,706,587	4,587
Barclays Bank PLC	Canadian Dollar	3,938,939	Buy	03/08/13	3,994,000	3,954,602	(39,398)
Barclays Bank PLC	Canadian Dollar	3,258,427	Buy	03/08/13	3,298,000	3,271,384	(26,616)
Barclays Bank PLC	EU Euro	1,560,802	Buy	03/08/13	2,032,000	2,061,333	29,333
Barclays Bank PLC	EU Euro	9,036,977	Buy	03/08/13	11,721,528	11,935,034	213,506
Barclays Bank PLC	British Pound	2,020,273	Buy	01/11/13	3,239,000	3,281,762	42,762
Barclays Bank PLC	Swiss Franc	1,415,593	Buy	01/11/13	1,506,973	1,547,950	40,977
Barclays Bank PLC	Singapore Dollar	2,685,533	Buy	01/11/13	2,176,983	2,198,420	21,437
Citigroup, Inc.	Norwegian Krone	9,355,797	Buy	01/11/13	1,683,000	1,682,855	(145)
Citigroup, Inc.	Norwegian Krone	12,005,696	Buy	01/11/13	2,114,000	2,159,500	45,500
Citigroup, Inc.	British Pound	1,730,012	Buy	01/11/13	2,774,000	2,810,259	36,259
Citigroup, Inc.	Norwegian Krone	8,654,356	Buy	01/11/13	1,523,000	1,556,685	33,685
Citigroup, Inc.	Norwegian Krone	4,963,263	Buy	01/11/13	876,000	892,757	16,757
Citigroup, Inc.	New Zealand Dollar	1,828,986	Buy	01/11/13	1,507,000	1,510,663	3,663
Citigroup, Inc.	New Zealand Dollar	1,797,652	Buy	01/11/13	1,479,000	1,484,783	5,783
Citigroup, Inc.	Hungarian Forint	605,598,959	Buy	01/11/13	2,784,112	2,740,725	(43,387)
Citigroup, Inc.	Norwegian Krone	4,908,680	Buy	01/11/13	870,000	882,939	12,939
Citigroup, Inc.	British Pound	3,720,089	Buy	01/11/13	5,966,000	6,042,971	76,971
Citigroup, Inc.	Norwegian Krone	15,266,891	Buy	01/11/13	2,685,000	2,746,101	61,101
Citigroup, Inc.	EU Euro	1,306,426	Buy	01/11/13	1,695,000	1,724,548	29,548
Citigroup, Inc.	EU Euro	1,211,896	Buy	03/08/13	1,601,000	1,600,538	(462)
Citigroup, Inc.	Colombian Peso	7,348,914,000	Buy	03/08/13	4,140,000	4,135,116	(4,884)
Citigroup, Inc.	EU Euro	1,316,267	Buy	03/08/13	1,741,000	1,738,379	(2,621)
Citigroup, Inc.	Indian Rupee	104,197,313	Buy	03/08/13	1,875,000	1,878,654	3,654
Citigroup, Inc.	Norwegian Krone	15,637,793	Buy	01/11/13	2,703,000	2,812,816	109,816
Citigroup, Inc.	Indian Rupee	616,356,367	Buy	03/08/13	11,245,327	11,112,764	(132,563)
Citigroup, Inc.	Norwegian Krone	7,786,608	Buy	01/11/13	1,369,000	1,400,600	31,600
Citigroup, Inc.	British Pound	1,677,600	Buy	01/11/13	2,696,000	2,725,119	29,119
Citigroup, Inc.	British Pound	2,632,378	Buy	01/11/13	4,213,000	4,276,076	63,076
Citigroup, Inc.	Hungarian Forint	308,224,000	Buy	01/11/13	1,389,072	1,394,913	5,841
Citigroup, Inc.	Mexican Peso	19,314,747	Buy	03/08/13	1,481,720	1,485,457	3,737
Citigroup, Inc.	Hungarian Forint	2,006,690,320	Buy	01/11/13	9,148,261	9,081,566	(66,695)
Citigroup, Inc.	EU Euro	221,733	Buy	03/08/13	286,064	292,841	6,777
Citigroup, Inc.	Canadian Dollar	8,750,297	Buy	03/08/13	8,783,146	8,785,092	1,946
Citigroup, Inc.	EU Euro	32,879,932	Buy	03/08/13	42,689,758	43,424,157	734,399
Citigroup, Inc.	Israeli New Shekel	4,512,031	Buy	03/08/13	1,133,601	1,205,391	71,790
Credit Suisse Group AG	Swiss Franc	3,306,933	Buy	01/11/13	3,624,000	3,616,129	(7,871)
Credit Suisse Group AG	Norwegian Krone	24,554,237	Buy	01/11/13	4,371,000	4,416,643	45,643
Credit Suisse Group AG	Norwegian Krone	24,691,836	Buy	01/11/13	4,369,000	4,441,394	72,394
Credit Suisse Group AG	Philippine Peso	191,630,750	Buy	01/11/13	4,700,000	4,668,172	(31,828)
Credit Suisse Group AG	Norwegian Krone	10,101,683	Buy	01/11/13	1,756,000	1,817,020	61,020
Credit Suisse Group AG	Swedish Krona	15,019,006	Buy	01/11/13	2,221,000	2,309,034	88,034
Credit Suisse Group AG	Norwegian Krone	4,146,477	Buy	01/11/13	721,000	745,839	24,839
Credit Suisse Group AG	Swedish Krona	13,777,288	Buy	01/11/13	2,066,000	2,118,132	52,132
Credit Suisse Group AG	Norwegian Krone	16,430,685	Buy	01/11/13	2,867,000	2,955,436	88,436
Credit Suisse Group AG	Norwegian Krone	7,442,302	Buy	01/11/13	1,299,000	1,338,669	39,669
Credit Suisse Group AG	Canadian Dollar	1,971,094	Buy	03/08/13	1,984,000	1,978,932	(5,068)
Credit Suisse Group AG	Norwegian Krone	21,608,644	Buy	01/11/13	3,777,000	3,886,811	109,811
Credit Suisse Group AG	Canadian Dollar	2,912,898	Buy	03/08/13	2,932,000	2,924,481	(7,519)
Credit Suisse Group AG	Mexican Peso	20,581,541	Buy	03/08/13	1,580,000	1,582,882	2,882
Credit Suisse Group AG	Colombian Peso	7,195,286,000	Buy	03/08/13	3,934,000	4,048,672	114,672

See Accompanying Notes to Financial Statements

25

Credit Suisse Group AG	South Korean Won	176,247,900	Buy	03/08/13	162,000	163,997	1,997
Credit Suisse Group AG	British Pound	1,193,704	Buy	01/11/13	1,927,000	1,939,071	12,071
Credit Suisse Group AG	Canadian Dollar	14,386,621	Buy	03/08/13	14,442,369	14,443,829	1,460
Credit Suisse Group AG	Japanese Yen	4,032,463,889	Buy	03/08/13	49,143,307	46,569,228	(2,574,079)
Credit Suisse Group AG	British Pound	3,063,655	Buy	01/11/13	4,974,000	4,976,649	2,649
Credit Suisse Group AG	Norwegian Krone	9,956,665	Buy	01/11/13	1,737,000	1,790,935	53,935
Credit Suisse Group AG	Danish Krone	6,741,468	Buy	01/11/13	1,163,924	1,192,841	28,917
Credit Suisse Group AG	British Pound	1,080,240	Buy	01/11/13	1,746,522	1,754,759	8,237
Credit Suisse Group AG	Norwegian Krone	72,089,294	Buy	01/11/13	12,446,330	12,966,915	520,585
Credit Suisse Group AG	New Zealand Dollar	10,047,349	Buy	01/11/13	8,186,057	8,298,676	112,619
Credit Suisse Group AG	Swedish Krona	45,686,396	Buy	01/11/13	6,878,840	7,023,864	145,024
Deutsche Bank AG	Russian Ruble	11,886,875	Buy	01/11/13	385,000	388,493	3,493
Deutsche Bank AG	Brazilian Real	1,086,246	Buy	01/11/13	518,000	529,928	11,928
Deutsche Bank AG	British Pound	716,944	Buy	01/11/13	1,161,000	1,164,615	3,615
Deutsche Bank AG	Norwegian Krone	22,865,437	Buy	01/11/13	4,083,000	4,112,874	29,874
Deutsche Bank AG	British Pound	2,173,389	Buy	01/11/13	3,513,000	3,530,486	17,486
Deutsche Bank AG	British Pound	1,387,886	Buy	01/11/13	2,222,000	2,254,504	32,504
Deutsche Bank AG	New Zealand Dollar	3,063,390	Buy	01/11/13	2,499,000	2,530,228	31,228
Deutsche Bank AG	New Zealand Dollar	1,760,465	Buy	01/11/13	1,420,000	1,454,068	34,068
Deutsche Bank AG	New Zealand Dollar	2,505,349	Buy	01/11/13	2,020,000	2,069,310	49,310
Deutsche Bank AG	Russian Ruble	225,403,690	Buy	01/11/13	7,042,215	7,366,757	324,542
Deutsche Bank AG	Australian Dollar	1,484,379	Buy	03/08/13	1,537,000	1,534,181	(2,819)
Deutsche Bank AG	EU Euro	11,141,133	Buy	03/08/13	14,679,000	14,713,970	34,970
Deutsche Bank AG	Mexican Peso	17,752,459	Buy	03/08/13	1,370,465	1,365,304	(5,161)
Deutsche Bank AG	Hong Kong Sar Dollar	15,930,916	Buy	03/08/13	2,056,000	2,055,826	(174)
Deutsche Bank AG	Taiwan New Dollar	24,926,400	Buy	03/08/13	864,000	858,592	(5,408)
Deutsche Bank AG	Indian Rupee	95,204,320	Buy	03/08/13	1,712,000	1,716,512	4,512
Deutsche Bank AG	Norwegian Krone	35,458,341	Buy	01/11/13	6,251,000	6,377,997	126,997
Deutsche Bank AG	Mexican Peso	38,119,813	Buy	03/08/13	2,954,000	2,931,714	(22,286)
Deutsche Bank AG	Polish Zloty	857,388	Buy	03/08/13	266,429	275,208	8,779
Deutsche Bank AG	South African Rand	5,236,743	Buy	03/08/13	597,045	612,295	15,250
Deutsche Bank AG	Japanese Yen	74,725,404	Buy	03/08/13	908,000	862,972	(45,028)
Deutsche Bank AG	Mexican Peso	28,891,862	Buy	03/08/13	2,223,000	2,222,012	(988)
Deutsche Bank AG	Mexican Peso	15,734,499	Buy	03/08/13	1,206,000	1,210,107	4,107
Deutsche Bank AG	Turkish Lira	10,763,127	Buy	03/08/13	5,958,000	5,982,112	24,112
Deutsche Bank AG	Argentine Peso	19,437,670	Buy	01/11/13	3,911,000	3,930,256	19,256
Deutsche Bank AG	EU Euro	5,538,719	Buy	03/08/13	7,166,570	7,314,923	148,353
Deutsche Bank AG	Chilean Peso	644,159,125	Buy	01/11/13	1,359,526	1,343,935	(15,591)
Deutsche Bank AG	South Korean Won	9,900,715,288	Buy	03/08/13	9,028,804	9,212,527	183,723
Deutsche Bank AG	Peruvian Nuevo Sol	10,496,604	Buy	03/08/13	4,015,533	4,098,357	82,824
Deutsche Bank AG	Polish Zloty	23,715,541	Buy	03/08/13	7,173,700	7,612,308	438,608
Deutsche Bank AG	Taiwan New Dollar	11,779,086	Buy	03/08/13	405,337	405,732	395
Deutsche Bank AG	Chinese Yuan	23,047,020	Buy	08/09/13	3,660,000	3,649,925	(10,075)
HSBC	Swiss Franc	1,524,054	Buy	01/11/13	1,662,000	1,666,552	4,552
HSBC	Brazilian Real	10,447,422	Buy	01/11/13	5,061,000	5,096,802	35,802
HSBC	South Korean Won	1,725,354,000	Buy	03/08/13	1,602,000	1,605,426	3,426
HSBC	South Korean Won	1,416,937,200	Buy	03/08/13	1,316,000	1,318,447	2,447
HSBC	Thai Baht	42,569,541	Buy	03/08/13	1,378,369	1,386,543	8,174
HSBC	Malaysian Ringgit	10,571,429	Buy	03/08/13	3,425,720	3,441,521	15,801
JPMorgan Chase & Co.	British Pound	2,204,244	Buy	01/11/13	3,561,000	3,580,608	19,608
JPMorgan Chase & Co.	British Pound	312,834	Buy	01/11/13	502,000	508,172	6,172
JPMorgan Chase & Co.	New Zealand Dollar	1,836,444	Buy	01/11/13	1,485,000	1,516,823	31,823
JPMorgan Chase & Co.	British Pound	3,302,157	Buy	01/11/13	5,284,000	5,364,076	80,076
JPMorgan Chase & Co.	Mexican Peso	71,008,220	Buy	03/08/13	5,423,000	5,461,091	38,091

See Accompanying Notes to Financial Statements

26

JPMorgan Chase & Co.	Turkish Lira	8,482,312	Buy	03/08/13	4,720,000	4,714,442	(5,558)
JPMorgan Chase & Co.	Canadian Dollar	3,718,037	Buy	03/08/13	3,767,000	3,732,821	(34,179)
JPMorgan Chase & Co.	Czech Koruna	82,375,502	Buy	03/08/13	4,329,000	4,336,306	7,306
JPMorgan Chase & Co.	Mexican Peso	977,571	Buy	03/08/13	76,347	75,183	(1,164)
JPMorgan Chase & Co.	Australian Dollar	1,721,157	Buy	03/08/13	1,804,000	1,778,904	(25,096)
JPMorgan Chase & Co.	Mexican Peso	37,833,646	Buy	03/08/13	2,920,000	2,909,705	(10,295)
UBS Warburg LLC	Norwegian Krone	23,204,761	Buy	01/11/13	4,118,000	4,173,909	55,909
UBS Warburg LLC	British Pound	2,420,669	Buy	01/11/13	3,882,000	3,932,172	50,172
UBS Warburg LLC	New Zealand Dollar	2,898,399	Buy	01/11/13	2,388,000	2,393,953	5,953
UBS Warburg LLC	Norwegian Krone	10,087,227	Buy	01/11/13	1,743,000	1,814,419	71,419
UBS Warburg LLC	Australian Dollar	1,685,167	Buy	03/08/13	1,758,000	1,741,706	(16,294)
UBS Warburg LLC	Australian Dollar	3,700,795	Buy	03/08/13	3,873,000	3,824,960	(48,040)
UBS Warburg LLC	Japanese Yen	145,308,744	Buy	03/08/13	1,727,000	1,678,110	(48,890)
UBS Warburg LLC	EU Euro	1,197,145	Buy	03/08/13	1,568,000	1,581,056	13,056
UBS Warburg LLC	Australian Dollar	1,250,505	Buy	03/08/13	1,301,000	1,292,460	(8,540)
UBS Warburg LLC	British Pound	718,588	Buy	01/11/13	1,149,000	1,167,286	18,286
UBS Warburg LLC	EU Euro	4,168,389	Buy	03/08/13	5,446,000	5,505,144	59,144
UBS Warburg LLC	South African Rand	5,377,945	Buy	03/08/13	600,000	628,805	28,805
UBS Warburg LLC	Canadian Dollar	3,043,072	Buy	03/08/13	3,060,000	3,055,173	(4,827)
UBS Warburg LLC	British Pound	599,435	Buy	01/11/13	970,000	973,732	3,732
							$2,405,456

Barclays Bank PLC	British Pound	284,974	Sell	01/11/13	$463,000	$462,916	$84
Barclays Bank PLC	British Pound	1,870,339	Sell	01/11/13	2,996,000	3,038,207	(42,207)
Barclays Bank PLC	British Pound	700,542	Sell	01/11/13	1,112,000	1,137,972	(25,972)
Barclays Bank PLC	British Pound	1,431,945	Sell	01/11/13	2,276,000	2,326,073	(50,073)
Barclays Bank PLC	British Pound	2,394,077	Sell	01/11/13	3,824,000	3,888,977	(64,977)
Barclays Bank PLC	British Pound	95,865	Sell	01/11/13	153,000	155,724	(2,724)
Barclays Bank PLC	Canadian Dollar	2,635,970	Sell	03/08/13	2,643,000	2,646,452	(3,452)
Barclays Bank PLC	South African Rand	37,909,877	Sell	03/08/13	4,413,000	4,432,530	(19,530)
Barclays Bank PLC	British Pound	1,248,381	Sell	01/11/13	2,012,000	2,027,890	(15,890)
Barclays Bank PLC	Colombian Peso	736,440,000	Sell	03/08/13	408,000	414,383	(6,383)
Barclays Bank PLC	EU Euro	1,831,369	Sell	03/08/13	2,424,000	2,418,669	5,331
Barclays Bank PLC	British Pound	1,905,044	Sell	01/11/13	3,049,000	3,094,583	(45,583)
Barclays Bank PLC	EU Euro	1,672,226	Sell	03/08/13	2,193,000	2,208,489	(15,489)
Barclays Bank PLC	Polish Zloty	6,730,835	Sell	03/08/13	2,116,000	2,160,490	(44,490)
Barclays Bank PLC	British Pound	535,722	Sell	01/11/13	861,000	870,235	(9,235)
Barclays Bank PLC	Australian Dollar	1,788,117	Sell	03/08/13	1,853,772	1,848,111	5,661
Barclays Bank PLC	Mexican Peso	70,481,111	Sell	03/08/13	5,378,390	5,420,552	(42,162)
Barclays Bank PLC	Hungarian Forint	1,590,612,852	Sell	01/11/13	7,056,485	7,198,548	(142,063)
Barclays Bank PLC	South African Rand	85,617,380	Sell	03/08/13	9,501,957	10,010,626	(508,669)
Citigroup, Inc.	Brazilian Real	8,571,792	Sell	01/11/13	4,128,000	4,181,771	(53,771)
Citigroup, Inc.	Norwegian Krone	51,610,213	Sell	01/11/13	9,245,000	9,283,282	(38,282)
Citigroup, Inc.	New Zealand Dollar	4,897,111	Sell	01/11/13	4,118,000	4,044,802	73,198
Citigroup, Inc.	British Pound	1,858,040	Sell	01/11/13	2,992,000	3,018,229	(26,229)
Citigroup, Inc.	Hungarian Forint	757,221,618	Sell	01/11/13	3,484,000	3,426,916	57,084
Citigroup, Inc.	Hungarian Forint	370,553,273	Sell	01/11/13	1,695,000	1,676,992	18,008
Citigroup, Inc.	New Zealand Dollar	3,605,822	Sell	01/11/13	2,961,000	2,978,253	(17,253)
Citigroup, Inc.	Turkish Lira	8,062,410	Sell	03/08/13	4,463,000	4,481,062	(18,062)
Citigroup, Inc.	Malaysian Ringgit	5,997,502	Sell	03/08/13	1,948,000	1,952,482	(4,482)
Citigroup, Inc.	Colombian Peso	6,622,350,000	Sell	03/08/13	3,710,000	3,726,290	(16,290)
Citigroup, Inc.	Thai Baht	86,004,908	Sell	03/08/13	2,794,000	2,801,287	(7,287)
Citigroup, Inc.	EU Euro	6,234,302	Sell	03/08/13	8,238,000	8,233,572	4,428
Citigroup, Inc.	British Pound	1,534,116	Sell	01/11/13	2,459,000	2,492,043	(33,043)
Citigroup, Inc.	Swedish Krona	6,619,698	Sell	01/11/13	993,000	1,017,718	(24,718)
Citigroup, Inc.	British Pound	802,587	Sell	01/11/13	1,279,000	1,303,735	(24,735)
Citigroup, Inc.	Australian Dollar	3,942,186	Sell	03/08/13	4,118,000	4,074,451	43,549
Citigroup, Inc.	New Zealand Dollar	686,091	Sell	01/11/13	558,000	566,682	(8,682)
Citigroup, Inc.	Australian Dollar	506,189	Sell	03/08/13	524,699	523,172	1,527
Citigroup, Inc.	Israeli New Shekel	2,277,811	Sell	03/08/13	587,901	608,519	(20,618)
Credit Suisse Group AG	Swedish Krona	18,291,604	Sell	01/11/13	2,769,000	2,812,166	(43,166)
Credit Suisse Group AG	Norwegian Krone	24,150,839	Sell	01/11/13	4,310,000	4,344,083	(34,083)

See Accompanying Notes to Financial Statements

27

Credit Suisse Group AG	Norwegian Krone	24,493,499	Sell	01/11/13	4,360,000	4,405,718	(45,718)
Credit Suisse Group AG	British Pound	1,783,896	Sell	01/11/13	2,856,000	2,897,789	(41,789)
Credit Suisse Group AG	Norwegian Krone	11,718,182	Sell	01/11/13	2,039,000	2,107,784	(68,784)
Credit Suisse Group AG	Swedish Krona	12,855,128	Sell	01/11/13	1,916,000	1,976,358	(60,358)
Credit Suisse Group AG	Norwegian Krone	12,145,099	Sell	01/11/13	2,113,000	2,184,575	(71,575)
Credit Suisse Group AG	Norwegian Krone	10,669,148	Sell	01/11/13	1,865,000	1,919,091	(54,091)
Credit Suisse Group AG	Peruvian Nuevo Sol	1,036,919	Sell	03/08/13	403,000	404,861	(1,861)
Credit Suisse Group AG	Norwegian Krone	17,530,759	Sell	01/11/13	3,049,000	3,153,310	(104,310)
Credit Suisse Group AG	Swedish Krona	8,221,970	Sell	01/11/13	1,241,000	1,264,052	(23,052)
Credit Suisse Group AG	Norwegian Krone	9,448,844	Sell	01/11/13	1,658,000	1,699,592	(41,592)
Credit Suisse Group AG	Norwegian Krone	27,146,778	Sell	01/11/13	4,782,000	4,882,971	(100,971)
Credit Suisse Group AG	Norwegian Krone	23,566,581	Sell	01/11/13	4,167,000	4,238,991	(71,991)
Credit Suisse Group AG	Malaysian Ringgit	6,983,209	Sell	03/08/13	2,278,000	2,273,378	4,622
Credit Suisse Group AG	Turkish Lira	4,667,907	Sell	03/08/13	2,579,000	2,594,408	(15,408)
Credit Suisse Group AG	South Korean Won	53,353,650	Sell	03/08/13	49,000	49,645	(645)
Credit Suisse Group AG	South Korean Won	10,873,000	Sell	03/08/13	10,000	10,117	(117)
Credit Suisse Group AG	EU Euro	1,412,744	Sell	03/08/13	1,850,000	1,865,796	(15,796)
Credit Suisse Group AG	South Korean Won	8,160,675,600	Sell	03/08/13	7,502,000	7,593,435	(91,435)
Credit Suisse Group AG	Mexican Peso	92,174,604	Sell	03/08/13	7,025,551	7,088,952	(63,401)
Credit Suisse Group AG	Turkish Lira	2,360,423	Sell	03/08/13	1,293,292	1,311,916	(18,624)
Deutsche Bank AG	British Pound	716,919	Sell	01/11/13	1,159,000	1,164,575	(5,575)
Deutsche Bank AG	Russian Ruble	126,195,780	Sell	01/11/13	4,143,000	4,124,394	18,606
Deutsche Bank AG	Indonesian Rupiah	39,929,806,000	Sell	01/11/13	4,067,000	4,139,044	(72,044)
Deutsche Bank AG	New Zealand Dollar	4,829,745	Sell	01/11/13	4,059,000	3,989,161	69,839
Deutsche Bank AG	Swedish Krona	24,673,625	Sell	01/11/13	3,708,000	3,793,344	(85,344)
Deutsche Bank AG	Brazilian Real	11,131,704	Sell	01/11/13	5,316,000	5,430,631	(114,631)
Deutsche Bank AG	Hungarian Forint	302,096,703	Sell	01/11/13	1,381,915	1,367,182	14,733
Deutsche Bank AG	New Zealand Dollar	9,153,310	Sell	01/11/13	7,497,000	7,560,239	(63,239)
Deutsche Bank AG	Hungarian Forint	300,525,710	Sell	01/11/13	1,364,315	1,360,072	4,243
Deutsche Bank AG	New Zealand Dollar	3,752,957	Sell	01/11/13	3,051,000	3,099,780	(48,780)
Deutsche Bank AG	Australian Dollar	1,831,544	Sell	03/08/13	1,894,000	1,892,994	1,006
Deutsche Bank AG	Australian Dollar	1,850,237	Sell	03/08/13	1,910,000	1,912,315	(2,315)
Deutsche Bank AG	Peruvian Nuevo Sol	7,568,043	Sell	03/08/13	2,958,000	2,954,913	3,087
Deutsche Bank AG	Czech Koruna	37,937,900	Sell	03/08/13	2,002,000	1,997,078	4,922
Deutsche Bank AG	Canadian Dollar	2,698,849	Sell	03/08/13	2,713,000	2,709,581	3,419
Deutsche Bank AG	EU Euro	3,970,744	Sell	03/08/13	5,271,000	5,244,117	26,883
Deutsche Bank AG	British Pound	1,387,074	Sell	01/11/13	2,222,000	2,253,185	(31,185)
Deutsche Bank AG	Canadian Dollar	3,486,543	Sell	03/08/13	3,500,000	3,500,407	(407)
Deutsche Bank AG	Japanese Yen	347,128,872	Sell	03/08/13	4,112,000	4,008,845	103,155
Deutsche Bank AG	Indian Rupee	341,639,220	Sell	03/08/13	6,169,000	6,159,677	9,323
Deutsche Bank AG	Polish Zloty	12,868,880	Sell	03/08/13	4,148,000	4,130,704	17,296
Deutsche Bank AG	Australian Dollar	1,689,696	Sell	03/08/13	1,775,000	1,746,387	28,613
Deutsche Bank AG	Mexican Peso	968,179	Sell	03/08/13	74,764	74,461	303
Deutsche Bank AG	EU Euro	399,500	Sell	03/08/13	518,000	527,615	(9,615)
Deutsche Bank AG	Australian Dollar	758,605	Sell	03/08/13	785,000	784,057	943
Deutsche Bank AG	Polish Zloty	834,555	Sell	03/08/13	262,091	267,879	(5,788)
Deutsche Bank AG	New Zealand Dollar	1,038,305	Sell	01/11/13	857,000	857,595	(595)
Deutsche Bank AG	Czech Koruna	100,585,477	Sell	03/08/13	5,024,531	5,294,892	(270,361)
Deutsche Bank AG	Colombian Peso	1,170,158,723	Sell	03/08/13	634,301	658,430	(24,129)
HSBC	British Pound	586,606	Sell	01/11/13	953,000	952,892	108

See Accompanying Notes to Financial Statements

28

HSBC	Hungarian Forint	71,886	Sell	01/11/13	328	325	3
HSBC	Mexican Peso	53,469,412	Sell	03/08/13	4,127,000	4,112,219	14,781
HSBC	Malaysian Ringgit	6,683,880	Sell	03/08/13	2,180,000	2,175,932	4,068
HSBC	Mexican Peso	12,847,126	Sell	03/08/13	1,003,000	988,045	14,955
HSBC	Thai Baht	93,995,500	Sell	03/08/13	3,043,501	3,061,550	(18,049)
HSBC	Indonesian Rupiah	39,899,764,000	Sell	01/11/13	4,120,599	4,135,929	(15,330)
HSBC	Brazilian Real	13,330,834	Sell	01/11/13	6,506,655	6,503,482	3,173
HSBC	Thai Baht	124,801,694	Sell	03/08/13	4,032,104	4,064,947	(32,843)
JPMorgan Chase & Co.	Swedish Krona	26,337,976	Sell	01/11/13	4,029,000	4,049,222	(20,222)
JPMorgan Chase & Co.	British Pound	1,406,186	Sell	01/11/13	2,273,000	2,284,231	(11,231)
JPMorgan Chase & Co.	New Zealand Dollar	1,791,566	Sell	01/11/13	1,511,000	1,479,757	31,243
JPMorgan Chase & Co.	New Zealand Dollar	1,769,508	Sell	01/11/13	1,481,000	1,461,537	19,463
JPMorgan Chase & Co.	British Pound	1,925,878	Sell	01/11/13	3,057,000	3,128,426	(71,426)
JPMorgan Chase & Co.	New Zealand Dollar	1,794,479	Sell	01/11/13	1,477,000	1,482,162	(5,162)
JPMorgan Chase & Co.	New Zealand Dollar	3,031,924	Sell	01/11/13	2,494,000	2,504,238	(10,238)
JPMorgan Chase & Co.	British Pound	2,825,034	Sell	01/11/13	4,554,000	4,589,029	(35,029)
JPMorgan Chase & Co.	New Zealand Dollar	1,580,308	Sell	01/11/13	1,283,000	1,305,266	(22,266)
JPMorgan Chase & Co.	British Pound	1,887,073	Sell	01/11/13	3,042,000	3,065,391	(23,391)
JPMorgan Chase & Co.	Mexican Peso	94,786,759	Sell	03/08/13	7,381,916	7,289,847	92,069
JPMorgan Chase & Co.	Canadian Dollar	3,281,701	Sell	03/08/13	3,331,000	3,294,751	36,249
JPMorgan Chase & Co.	Australian Dollar	1,421,564	Sell	03/08/13	1,487,000	1,469,259	17,741
JPMorgan Chase & Co.	British Pound	5,310,936	Sell	01/11/13	8,530,000	8,627,167	(97,167)
JPMorgan Chase & Co.	Canadian Dollar	3,306,221	Sell	03/08/13	3,334,000	3,319,368	14,632
UBS Warburg LLC	Norwegian Krone	22,339,572	Sell	01/11/13	4,014,000	4,018,285	(4,285)
UBS Warburg LLC	Swedish Krona	27,356,571	Sell	01/11/13	4,174,000	4,205,822	(31,822)
UBS Warburg LLC	Norwegian Krone	23,184,929	Sell	01/11/13	4,118,000	4,170,342	(52,342)
UBS Warburg LLC	Norwegian Krone	13,088,664	Sell	01/11/13	2,312,000	2,354,297	(42,297)
UBS Warburg LLC	Norwegian Krone	10,699,134	Sell	01/11/13	1,864,000	1,924,485	(60,485)
UBS Warburg LLC	Norwegian Krone	20,351,545	Sell	01/11/13	3,538,000	3,660,693	(122,693)
UBS Warburg LLC	British Pound	770,567	Sell	01/11/13	1,240,000	1,251,721	(11,721)
UBS Warburg LLC	EU Euro	6,151,402	Sell	03/08/13	8,153,000	8,124,087	28,913
UBS Warburg LLC	New Zealand Dollar	1,562,991	Sell	01/11/13	1,263,000	1,290,963	(27,963)
UBS Warburg LLC	British Pound	824,957	Sell	01/11/13	1,320,000	1,340,073	(20,073)
UBS Warburg LLC	British Pound	4,896,945	Sell	01/11/13	7,897,000	7,954,674	(57,674)
UBS Warburg LLC	Norwegian Krone	35,355,243	Sell	01/11/13	6,251,000	6,359,452	(108,452)
UBS Warburg LLC	Norwegian Krone	23,564,014	Sell	01/11/13	4,167,000	4,238,529	(71,529)
UBS Warburg LLC	Norwegian Krone	20,735,720	Sell	01/11/13	3,676,000	3,729,796	(53,796)
UBS Warburg LLC	Norwegian Krone	10,880,898	Sell	01/11/13	1,926,000	1,957,179	(31,179)
UBS Warburg LLC	British Pound	917,569	Sell	01/11/13	1,474,000	1,490,513	(16,513)
UBS Warburg LLC	Thai Baht	54,069,583	Sell	03/08/13	1,754,555	1,761,114	(6,559)
UBS Warburg LLC	Australian Dollar	967,945	Sell	03/08/13	1,002,000	1,000,420	1,580
UBS Warburg LLC	Canadian Dollar	6,034,511	Sell	03/08/13	6,067,000	6,058,507	8,493
							$(3,309,529)

ING Global Bond Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	16	03/07/13	$2,892,080	$46,199
Australia 10-Year Bond	16	03/15/13	2,048,970	2,160
Australia 3-Year Bond	32	03/15/13	3,640,050	6,039
Canada 10-Year Bond	54	03/19/13	7,358,158	(71,422)
Euro-Bobl 5-Year	23	03/07/13	3,880,491	16,031
Euro-Schatz	194	03/07/13	28,386,840	16,879

See Accompanying Notes to Financial Statements

29

Long Gilt	153	03/26/13	29,556,621	3,514
Short Gilt	134	03/26/13	22,566,611	(26,444)
U.S. Treasury 10-Year Note	372	03/19/13	49,394,625	(223,156)
U.S. Treasury 2-Year Note	19	03/28/13	4,188,906	(641)
U.S. Treasury Ultra Long Bond	2	03/19/13	325,188	2,807
			$154,238,540	$(228,034)
Short Contracts
Euro-Bund	(24)	03/07/13	(4,613,727)	(24,567)
Medium Gilt	(150)	03/26/13	(27,861,076)	2,003
U.S. Treasury 5-Year Note	(377)	03/28/13	(46,904,101)	20,136
U.S. Treasury Long Bond	(283)	03/19/13	(41,742,500)	536,951
			$(121,121,404)	$534,523

ING Global Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Bank of America	01/02/17	BRL	49,000,000	$(1,562,171)	$—	$(1,562,171)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Deutsche Bank AG	01/02/17	BRL	27,000,000	(862,669)	—	(862,669)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Morgan Stanley	01/02/17	BRL	28,500,000	(908,610)	—	(908,610)
Receive a fixed rate equal to 4.750% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/01/17	CLP	4,800,000,000	(216,676)	—	(216,676)
Receive a fixed rate equal to 4.790% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/02/17	CLP	4,800,000,000	(200,299)	—	(200,299)
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/03/17	CLP	4,800,000,000	(183,923)	—	(183,923)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.665% Counterparty: Bank of America	04/05/17	KRW	10,000,000,000	(299,541)	—	(299,541)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.660% Counterparty: Credit Suisse Group AG	03/26/17	KRW	10,000,000,000	(296,736)	—	(296,736)
Receive a fixed rate equal to 4.755% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Credit Suisse Group AG	06/17/14	MXN	384,000,000	(81,038)	—	(81,038)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 6.305% Counterparty: UBS Warburg LLC	06/03/22	MXN	80,000,000	(256,170)	—	(256,170)
Receive a floating rate based on 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 5.095% Counterparty: Bank of America	12/01/16	PLN	33,000,000	(678,771)	—	(678,771)
Receive a floating rate based on the 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 4.800% Counterparty: Deutsche Bank AG	06/04/17	PLN	33,500,000	(637,312)	—	(637,312)
Receive a fixed rate equal to 3.240% and pay a floating rate based on the 6-month THFX Index Counterparty: Bank of America	12/06/17	THB	220,000,000	14,750	—	14,750
Receive a fixed rate equal to 3.230% and pay a floating rate based on the 6-month THFX Index Counterparty: Bank of America	12/20/17	THB	220,000,000	15,546	—	15,546
Receive a fixed rate equal to 3.230% and pay a floating rate based on the 6-month THFX Index Counterparty: HSBC	12/20/17	THB	104,000,000	7,349	—	7,349

See Accompanying Notes to Financial Statements

30

Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.792% Counterparty: JPMorgan Chase & Co.	09/26/17	USD	40,160,000	(15,134)	—	(15,134)
				$(6,161,405)	$—	$(6,161,405)

ING Global Bond Portfolio Written OTC Options on December 31, 2012:

Notional Amount	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options On Currencies
33,200,000	Barclays Bank PLC	EUR Put vs. USD Call Currency Option	1 .203 USD	01/04/13	$395,744	$—
8,300,000	Deutsche Bank AG	MYR Put vs. USD Call Currency Option	3 .150 USD	01/16/13	41,345	(617)
			Total Written OTC Options		$437,089	$(617)

See Accompanying Notes to Financial Statements

31

SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME CORE PORTFOLIO	AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.3%
		Consumer Discretionary: 10.7%
81,100		Comcast Corp. — Class A	3,031,518	2.5
36,100	@	Delphi Automotive PLC	1,380,825	1.1
35,000		Foot Locker, Inc.	1,124,200	0.9
35,000		GNC Holdings, Inc.	1,164,800	0.9
41,300		Macy’s, Inc.	1,611,526	1.3
23,700	@	Michael Kors Holdings Ltd.	1,209,411	1.0
31,500	@	Penn National Gaming, Inc.	1,546,965	1.3
40,300		Starbucks Corp.	2,160,886	1.7
			13,230,131	10.7
		Consumer Staples: 10.1%
43,500		Coca-Cola Enterprises, Inc.	1,380,255	1.1
18,900		Costco Wholesale Corp.	1,866,753	1.5
14,300		Estee Lauder Cos, Inc.	855,998	0.7
10,500		JM Smucker Co.	905,520	0.7
38,100		Kraft Foods Group, Inc.	1,732,407	1.4
51,600		Mondelez International, Inc.	1,314,252	1.1
17,500	@	Monster Beverage Corp.	925,400	0.8
28,800		Philip Morris International, Inc.	2,408,832	2.0
11,300		Whole Foods Market, Inc.	1,032,029	0.8
			12,421,446	10.1
		Energy: 11.8%
17,200	@	Cameron International Corp.	971,112	0.8
11,146	@	Continental Resources, Inc.	819,119	0.7
12,500		EOG Resources, Inc.	1,509,875	1.2
66,200		ExxonMobil Corp.	5,729,610	4.6
51,900		Halliburton Co.	1,800,411	1.5
24,100		Range Resources Corp.	1,514,203	1.2
28,200	@	Rowan Companies PLC	881,814	0.7
18,700		Royal Dutch Shell PLC - Class A ADR	1,289,365	1.1
			14,515,509	11.8
		Financials: 14.4%
32,500		Blackstone Group LP	506,675	0.4
45,600		Citigroup, Inc.	1,803,936	1.4
119,600		Fifth Third Bancorp.	1,816,724	1.5
62,700		JPMorgan Chase & Co.	2,756,919	2.2
30,500		Prudential Financial, Inc.	1,626,565	1.3
16,000		Reinsurance Group of America, Inc.	856,320	0.7
18,900		Travelers Cos., Inc.	1,357,398	1.1
68,300		US Bancorp.	2,181,502	1.8
102,100		Wells Fargo & Co.	3,489,778	2.8
57,500	@	XL Group PLC	1,440,950	1.2
			17,836,767	14.4
		Health Care: 11.7%
35,400		Abbott Laboratories	2,318,700	1.9
23,100	@	Covidien PLC	1,333,794	1.1
35,400		Eli Lilly & Co.	1,745,928	1.4
28,810	@	Express Scripts Holding Co.	1,555,740	1.2
26,200	@	Gilead Sciences, Inc.	1,924,390	1.5
21,700	@	Mylan Laboratories	596,316	0.5
146,000		Pfizer, Inc.	3,661,680	3.0
15,800	@	Watson Pharmaceuticals, Inc.	1,358,800	1.1
			14,495,348	11.7
		Industrials: 11.1%
27,000		Ametek, Inc.	1,014,390	0.8
24,500		Boeing Co.	1,846,320	1.5
22,800		Fluor Corp.	1,339,272	1.1
22,700		General Dynamics Corp.	1,572,429	1.3
58,400		General Electric Co.	1,225,816	1.0
14,900		Pall Corp.	897,874	0.7
11,200		Roper Industries, Inc.	1,248,576	1.0
9,600	@	TransDigm Group, Inc.	1,309,056	1.1
17,900		Union Pacific Corp.	2,250,388	1.8
15,000	@	Wesco International, Inc.	1,011,450	0.8
			13,715,571	11.1
		Information Technology: 18.1%
10,400		Apple, Inc.	5,543,512	4.5
23,900	@	Cognizant Technology Solutions Corp.	1,769,795	1.5
87,000	@	EMC Corp.	2,201,100	1.8
7,500	@	Google, Inc. - Class A	5,320,275	4.3
71,500		Jabil Circuit, Inc.	1,379,235	1.1
27,500		Microchip Technology, Inc.	896,225	0.7
60,100	@	NetApp, Inc.	2,016,355	1.6
96,200		Oracle Corp.	3,205,384	2.6
			22,331,881	18.1
		Materials: 3.4%
25,000		Allegheny Technologies, Inc.	759,000	0.6
25,800		Eastman Chemical Co.	1,755,690	1.4
42,900		International Paper Co.	1,709,136	1.4
			4,223,826	3.4
		Telecommunication Services: 3.4%
31,400		CenturyTel, Inc.	1,228,368	1.0
68,800		Verizon Communications, Inc.	2,976,976	2.4
			4,205,344	3.4
		Utilities: 1.6%
44,300		CenterPoint Energy, Inc.	852,775	0.7
62,000		NV Energy, Inc.	1,124,680	0.9
			1,977,455	1.6
		Total Common Stock (Cost $112,034,057)	118,953,278	96.3

See Accompanying Notes to Financial Statements

32

EXCHANGE-TRADED FUNDS: 0.8%
7,134	SPDR Trust Series 1	1,016,738	0.8

	Total Exchange-Traded Funds (Cost $1,009,306)	1,016,738	0.8

	Total Long-Term Investments (Cost $113,043,363)	119,970,016	97.1

SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
1,454,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,454,000)	1,454,000	1.2

	Total Short-Term Investments (Cost $1,454,000)	1,454,000	1.2

	Total Investments in Securities (Cost $114,497,363)	$121,424,016	98.3
	Assets in Excess of Other Liabilities	2,072,606	1.7
	Net Assets	$123,496,622	100.0

@	Non-income producing security
ADR	American Depositary Receipt

Cost for federal income tax purposes is $114,890,907.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,391,773
Gross Unrealized Depreciation	(858,664)
Net Unrealized Appreciation	$6,533,109

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$118,953,278	$—	$—	$118,953,278
Exchange-Traded Funds	1,016,738	—	—	1,016,738
Short-Term Investments	1,454,000	—	—	1,454,000
Total Investments, at fair value	$121,424,016	$—	$—	$121,424,016

^                  See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*                 For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

33

SUMMARY PORTFOLIO OF INVESTMENTS
ING INVESCO VAN KAMPEN COMSTOCK PORTFOLIO	AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Consumer Discretionary: 16.4%
86,109		Carnival Corp.	3,166,228	1.0
215,374		Comcast Corp. — Class A	8,050,680	2.4
235,345	@	General Motors Co.	6,784,996	2.0
38,204		Kohl’s Corp.	1,642,008	0.5
128,888		Lowe’s Cos., Inc.	4,578,102	1.4
70,887		Newell Rubbermaid, Inc.	1,578,653	0.5
217,075		News Corp. - Class B	5,696,048	1.7
171,582		Staples, Inc.	1,956,035	0.6
46,903		Target Corp.	2,775,251	0.8
63,777		Time Warner, Inc.	3,050,454	0.9
81,711		Time Warner Cable, Inc.	7,941,492	2.4
136,540		Viacom - Class B	7,201,120	2.2
			54,421,067	16.4
		Consumer Staples: 6.1%
80,840		Archer-Daniels-Midland Co.	2,214,208	0.7
113,758		CVS Caremark Corp.	5,500,199	1.7
32,482		Kraft Foods Group, Inc.	1,476,957	0.4
115,145		Mondelez International, Inc.	2,932,743	0.9
18,705		Procter & Gamble Co.	1,269,882	0.4
95,746		Tyson Foods, Inc.	1,857,472	0.5
106,499		Unilever NV ADR	4,078,912	1.2
14,412		Wal-Mart Stores, Inc.	983,331	0.3
			20,313,704	6.1
		Energy: 13.9%
178,638		BP PLC ADR	7,438,486	2.3
43,289		Chevron Corp.	4,681,272	1.4
189,695		Halliburton Co.	6,580,520	2.0
91,018		Murphy Oil Corp.	5,420,122	1.6
49,387	@	Noble Corp.	1,719,655	0.5
45,032		Occidental Petroleum Corp.	3,449,902	1.0
139,778		QEP Resources, Inc.	4,231,080	1.3
85,101		Royal Dutch Shell PLC - Class A ADR	5,867,714	1.8
585,685	@	Weatherford International Ltd.	6,553,815	2.0
			45,942,566	13.9
		Financials: 23.8%
26,658		Aflac, Inc.	1,416,073	0.4
197,517		Allstate Corp.	7,934,258	2.4
482,298		Bank of America Corp.	5,594,657	1.7
284,844		Bank of New York Mellon Corp.	7,320,491	2.2
318,925		Citigroup, Inc.	12,616,673	3.8
221,583		Fifth Third Bancorp.	3,365,846	1.0
25,676		Goldman Sachs Group, Inc.	3,275,230	1.0
240,544		JPMorgan Chase & Co.	10,576,720	3.2
105,998		Metlife, Inc.	3,491,574	1.1
179,497		Morgan Stanley	3,431,982	1.0
80,384		PNC Financial Services Group, Inc.	4,687,191	1.4
39,848		State Street Corp.	1,873,254	0.6
54,518		Travelers Cos., Inc.	3,915,483	1.2
70,254		US Bancorp.	2,243,913	0.7
205,750		Wells Fargo & Co.	7,032,535	2.1
			78,775,880	23.8
		Health Care: 14.4%
182,707		Bristol-Myers Squibb Co.	5,954,421	1.8
66,742		Cardinal Health, Inc.	2,748,436	0.8
76,487		GlaxoSmithKline PLC ADR	3,324,890	1.0
161,802		Merck & Co., Inc.	6,624,174	2.0
55,170		Novartis AG	3,485,270	1.1
320,880		Pfizer, Inc.	8,047,670	2.4
62,206		Roche Holding AG ADR	3,141,403	0.9
101,276		Sanofi-Aventis SA ADR	4,798,457	1.5
113,613		UnitedHealth Group, Inc.	6,162,369	1.9
55,672		WellPoint, Inc.	3,391,538	1.0
			47,678,628	14.4
		Industrials: 6.2%
76,421		Emerson Electric Co.	4,047,256	1.2
330,438		General Electric Co.	6,935,893	2.1
38,198		Honeywell International, Inc.	2,424,427	0.8
104,878		Ingersoll-Rand PLC	5,029,949	1.5
84,078		Textron, Inc.	2,084,294	0.6
			20,521,819	6.2
		Information Technology: 10.0%
185,555		Cisco Systems, Inc.	3,646,156	1.1
328,210		Corning, Inc.	4,142,010	1.2
107,677	@	eBay, Inc.	5,493,681	1.7
348,963		Hewlett-Packard Co.	4,972,723	1.5
91,275		Intel Corp.	1,883,003	0.6
276,987		Microsoft Corp.	7,403,862	2.2
283,794	@	Yahoo!, Inc.	5,647,501	1.7
			33,188,936	10.0
		Materials: 2.9%
412,192		Alcoa, Inc.	3,577,827	1.1
155,224		International Paper Co.	6,184,124	1.8
			9,761,951	2.9
		Telecommunication Services: 2.4%
53,175		AT&T, Inc.	1,792,529	0.5
73,116		Verizon Communications, Inc.	3,163,729	1.0
115,329		Vodafone Group PLC ADR	2,905,138	0.9
			7,861,396	2.4
		Utilities: 2.3%
64,371		FirstEnergy Corp.	2,688,133	0.8
169,671		PPL Corp.	4,857,681	1.5
			7,545,814	2.3
		Total Common Stock (Cost $268,220,578)	326,011,761	98.4

See Accompanying Notes to Financial Statements

34

SHORT-TERM INVESTMENTS: 1.7%
	Mutual Funds: 1.7%
5,617,801	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,617,801)	5,617,801	1.7

	Total Short-Term Investments (Cost $5,617,801)	5,617,801	1.7

	Total Investments in Securities (Cost $273,838,379)	$331,629,562	100.1
	Liabilities in Excess of Other Assets	(485,485)	(0.1)
	Net Assets	$331,144,077	100.0

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $301,000,406.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$72,535,076
Gross Unrealized Depreciation	(41,905,920)
Net Unrealized Appreciation	$30,629,156

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$54,421,067	$—	$—	$54,421,067
Consumer Staples	20,313,704	—	—	20,313,704
Energy	45,942,566	—	—	45,942,566
Financials	78,775,880	—	—	78,775,880
Health Care	44,193,358	3,485,270	—	47,678,628
Industrials	20,521,819	—	—	20,521,819
Information Technology	33,188,936	—	—	33,188,936
Materials	9,761,951	—	—	9,761,951
Telecommunication Services	7,861,396	—	—	7,861,396
Utilities	7,545,814	—	—	7,545,814
Total Common Stock	322,526,491	3,485,270	—	326,011,761
Short-Term Investments	5,617,801	—	—	5,617,801
Total Investments, at fair value	$328,144,292	$3,485,270	$—	$331,629,562
Other Financial Instruments+
Forward Foreign Currency Contracts	—	42,399	—	42,399
Total Assets	$328,144,292	$3,527,669	$—	$331,671,961
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(573,685)	$—	$(573,685)
Total Liabilities	$—	$(573,685)	$—	$(573,685)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

35

#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Invesco Van Kampen Comstock Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

The Bank of New York Mellon Corp.	EU Euro	881,693	Buy	01/15/13	$1,137,649	$1,163,921	$26,272
State Street	Swiss Franc	220,457	Buy	01/15/13	236,540	241,090	4,550
State Street	British Pound	452,896	Buy	01/15/13	724,104	735,681	11,577
							$42,399

The Bank of New York Mellon Corp.	Swiss Franc	1,533,389	Sell	01/15/13	$1,647,671	$1,676,901	$(29,230)
The Bank of New York Mellon Corp.	EU Euro	2,088,664	Sell	01/15/13	2,700,298	2,757,240	(56,942)
The Bank of New York Mellon Corp.	British Pound	2,048,490	Sell	01/15/13	3,278,557	3,327,556	(48,999)
CIBC World Markets Corp.	EU Euro	2,603,596	Sell	01/15/13	3,365,775	3,436,999	(71,224)
CIBC World Markets Corp.	British Pound	2,784,485	Sell	01/15/13	4,456,220	4,523,102	(66,882)
Citigroup, Inc.	Swiss Franc	1,536,961	Sell	01/15/13	1,651,510	1,680,808	(29,298)
Citigroup, Inc.	EU Euro	2,916,028	Sell	01/15/13	3,770,235	3,849,441	(79,206)
Citigroup, Inc.	British Pound	1,443,805	Sell	01/15/13	2,310,950	2,345,309	(34,359)
State Street	Swiss Franc	2,146,744	Sell	01/15/13	2,306,752	2,347,662	(40,910)
State Street	EU Euro	3,061,829	Sell	01/15/13	3,958,746	4,041,912	(83,166)
State Street	British Pound	1,402,555	Sell	01/15/13	2,244,834	2,278,303	(33,469)
							$(573,685)

See Accompanying Notes to Financial Statements

36

SUMMARY PORTFOLIO OF INVESTMENTS
ING INVESCO VAN KAMPEN EQUITY AND INCOME PORTFOLIO	AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 64.4%
		Consumer Discretionary: 7.7%
100,815		ADT Corp.	4,686,890	0.6
124,252		Carnival Corp.	4,568,746	0.6
268,358		Comcast Corp. — Class A	10,031,222	1.4
84,459		Home Depot, Inc.	5,223,789	0.7
79,442		Kohl’s Corp.	3,414,417	0.5
107,680		Time Warner, Inc.	5,150,335	0.7
108,301		Time Warner Cable, Inc.	10,525,774	1.5
226,218		Viacom - Class B	11,930,737	1.7
			55,531,910	7.7
		Consumer Staples: 8.0%
211,784		Archer-Daniels-Midland Co.	5,800,764	0.8
670,635		Avon Products, Inc.	9,630,318	1.3
95,788		Coca-Cola Co.	3,472,315	0.5
13,653		Energizer Holdings, Inc.	1,091,967	0.2
81,443		Kraft Foods Group, Inc.	3,703,213	0.5
140,576		Mondelez International, Inc.	3,580,471	0.5
106,379		PepsiCo, Inc.	7,279,515	1.0
138,812		Procter & Gamble Co.	9,423,947	1.3
183,262		Sysco Corp.	5,802,075	0.8
126,595		Unilever NV ADR	4,848,588	0.7
80,705		Walgreen Co.	2,986,892	0.4
			57,620,065	8.0
		Energy: 7.3%
132,467		Anadarko Petroleum Corp.	9,843,623	1.4
123,501		Baker Hughes, Inc.	5,043,781	0.7
42,217		Canadian Natural Resources Ltd.	1,215,537	0.2
88,855		Chevron Corp.	9,608,780	1.3
64,732		ConocoPhillips	3,753,809	0.5
63,597		Devon Energy Corp.	3,309,588	0.5
79,475		ExxonMobil Corp.	6,878,561	0.9
131,266		Halliburton Co.	4,553,617	0.6
49,143		Occidental Petroleum Corp.	3,764,845	0.5
147,397		Williams Cos., Inc.	4,825,778	0.7
			52,797,919	7.3
		Financials: 16.9%
80,038	@	Aon PLC	4,450,113	0.6
173,245		BB&T Corp.	5,043,162	0.7
398,765		Charles Schwab Corp.	5,726,265	0.8
56,410		Chubb Corp.	4,248,801	0.6
338,222		Citigroup, Inc.	13,380,062	1.9
138,263		Comerica, Inc.	4,194,900	0.6
292,428		Fifth Third Bancorp.	4,441,981	0.6
28,372		Goldman Sachs Group, Inc.	3,619,132	0.5
593,790		JPMorgan Chase & Co.	26,108,946	3.6
326,516		Marsh & McLennan Cos., Inc.	11,255,007	1.6
384,840		Morgan Stanley	7,358,141	1.0
94,569		Northern Trust Corp.	4,743,581	0.7
164,845		PNC Financial Services Group, Inc.	9,612,112	1.3
108,267		State Street Corp.	5,089,632	0.7
85,414		US Bancorp.	2,728,123	0.4
197,034		Wells Fargo & Co.	6,734,622	0.9
83,011	@	Willis Group Holdings PLC	2,783,359	0.4
			121,517,939	16.9
		Health Care: 9.8%
80,376		Amgen, Inc.	6,938,056	1.0
182,536		Bristol-Myers Squibb Co.	5,948,848	0.8
89,448		Cigna Corp.	4,781,890	0.7
125,014		Eli Lilly & Co.	6,165,691	0.8
45,248	@	Hospira, Inc.	1,413,548	0.2
227,302		Medtronic, Inc.	9,323,928	1.3
258,611		Merck & Co., Inc.	10,587,534	1.5
8,725		Novartis AG ADR	552,293	0.1
67,930		Novartis AG	4,291,361	0.6
379,628		Pfizer, Inc.	9,521,070	1.3
110,535		UnitedHealth Group, Inc.	5,995,418	0.8
81,715		WellPoint, Inc.	4,978,078	0.7
			70,497,715	9.8
		Industrials: 4.4%
68,373		Cintas Corp.	2,796,456	0.4
764,356		General Electric Co.	16,043,832	2.2
118,901		Ingersoll-Rand PLC	5,702,492	0.8
254,563		Tyco International Ltd.	7,445,968	1.0
			31,988,748	4.4
		Information Technology: 5.9%
127,254	@	Adobe Systems, Inc.	4,794,931	0.7
177,311	@	Amdocs Ltd.	6,026,801	0.8
647,066		Applied Materials, Inc.	7,402,435	1.0
194,901	@	eBay, Inc.	9,943,849	1.4
134,574		Intel Corp.	2,776,262	0.4
421,114		Microsoft Corp.	11,256,377	1.6
			42,200,655	5.9
		Materials: 0.9%
47,198		PPG Industries, Inc.	6,388,249	0.9

		Telecommunication Services: 1.9%
100,078		Verizon Communications, Inc.	4,330,375	0.6
359,219		Vodafone Group PLC ADR	9,048,727	1.3
			13,379,102	1.9
		Utilities: 1.6%
77,348		Edison International	3,495,356	0.5
83,087		FirstEnergy Corp.	3,469,713	0.5
93,954		Pinnacle West Capital Corp.	4,789,775	0.6
			11,754,844	1.6
		Total Common Stock (Cost $381,176,376)	463,677,146	64.4

PREFERRED STOCK: 2.0%
		Energy: 0.7%
88,000	@,P	El Paso Energy Capital Trust I	4,857,600	0.7

See Accompanying Notes to Financial Statements

37

		Financials: 0.6%
35,144	@	Keycorp	4,401,786	0.6

		Health Care: 0.4%
1,600	@	Healthsouth Corp.	1,660,400	0.2
30,451	@,P	Omnicare, Inc.	1,463,780	0.2
			3,124,180	0.4
		Industrials: 0.3%
7,890	@	Nielsen Holdings NV	445,045	0.1
179,631	#,@	Swift Mandatory Common Exchange Security Trust	1,673,819	0.2
			2,118,864	0.3
		Total Preferred Stock (Cost $11,989,887)	14,502,430	2.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 20.0%
		Consumer Discretionary: 2.1%
580,000		Advance Auto Parts, Inc., 5.750%, 05/01/20	625,353	0.1
220,000		AutoZone, Inc., 2.875%, 01/15/23	215,837	0.0
395,000		Autozone, Inc., 6.500%, 01/15/14	417,139	0.1
135,000		Comcast Corp., 6.450%, 03/15/37	173,372	0.0
550,000		Comcast Corp., 5.700%, 05/15/18	661,778	0.1
615,000		COX Communications, Inc., 4.625%, 06/01/13	625,658	0.1
340,000	#	COX Communications, Inc., 4.700%, 12/15/42	347,262	0.1
106,000		COX Communications, Inc., 5.450%, 12/15/14	115,656	0.0
60,000	#	Cox Communications, Inc., 8.375%, 03/01/39	92,153	0.0
185,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 2.400%, 03/15/17	189,627	0.0
310,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	313,828	0.1
2,785,000		International Game Technology, 3.250%, 05/01/14	2,919,028	0.4
285,000		Interpublic Group of Cos., Inc., 2.250%, 11/15/17	281,118	0.0
4,434,000		MGM Resorts International, 4.250%, 04/15/15	4,702,811	0.7
200,000		NBCUniversal Media, LLC, 2.100%, 04/01/14	203,723	0.0
125,000		NBCUniversal Media, LLC, 5.150%, 04/30/20	148,283	0.0
210,000		NBCUniversal Media, LLC, 5.950%, 04/01/41	257,698	0.0
645,000		Target Corp., 2.900%, 01/15/22	684,250	0.1
160,000		Time Warner, Inc., 5.875%, 11/15/16	187,455	0.0
445,000		Time Warner Cable, Inc., 5.875%, 11/15/40	518,969	0.1
555,000		Tupperware Brands Corp., 4.750%, 06/01/21	594,320	0.1
200,000		WPP Finance UK, 8.000%, 09/15/14	221,257	0.0
555,000		Wyndham Worldwide Corp., 5.625%, 03/01/21	619,899	0.1
			15,116,474	2.1
		Consumer Staples: 0.5%
255,000		Anheuser-Busch InBev Worldwide, Inc., 0.800%, 07/15/15	255,808	0.0
375,000		Anheuser-Busch InBev Worldwide, Inc., 3.625%, 04/15/15	400,339	0.1
240,000		Brown-Forman Corp., 2.250%, 01/15/23	237,119	0.0
240,000		Corn Products International, Inc., 6.625%, 04/15/37	295,712	0.0
614,101		CVS Pass-Through Trust, 6.036%, 12/10/28	719,975	0.1
415,000	#	FBG Finance Ltd., 5.125%, 06/15/15	455,489	0.1
295,000	#	Grupo Bimbo S.A.B de CV, 4.875%, 06/30/20	335,659	0.1
355,000		Kraft Foods, Inc., 6.875%, 01/26/39	489,896	0.1
100,000		Kraft Foods, Inc., 6.875%, 02/01/38	138,351	0.0
50,000		Wal-Mart Stores, Inc., 6.500%, 08/15/37	70,370	0.0
			3,398,718	0.5
		Energy: 0.9%
175,000		Enterprise Products Operating L.P., 5.250%, 01/31/20	208,087	0.0
300,000		Enterprise Products Operating L.P., 6.500%, 01/31/19	376,176	0.1
848,000		Helix Energy Solutions Group, Inc., 3.250%, 03/15/32	1,004,350	0.1
250,000		Hess Corp., 5.600%, 02/15/41	295,940	0.0
250,000		Husky Energy, Inc., 3.950%, 04/15/22	268,796	0.0
130,000		Noble Holding International Ltd., 2.500%, 03/15/17	134,256	0.0
1,020,000		Petroleos Mexicanos, 5.500%, 01/21/21	1,196,970	0.2
320,000		Phillips 66, 1.950%, 03/05/15	326,660	0.1
295,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/22	312,568	0.1
510,000		Southwestern Energy Co., 4.100%, 03/15/22	549,050	0.1

See Accompanying Notes to Financial Statements

38

165,000		Spectra Energy Capital, LLC, 7.500%, 09/15/38	228,888	0.0
1,841,000	#	Stone Energy Corp., 1.750%, 03/01/17	1,624,683	0.2
215,000		Texas Eastern Transmission LP, 7.000%, 07/15/32	295,110	0.0
			6,821,534	0.9
		Financials: 5.3%
165,000		Abbey National Treasury Services PLC/London, 2.875%, 04/25/14	168,502	0.0
290,000	#	Abbey National Treasury Services PLC/London, 3.875%, 11/10/14	301,041	0.0
300,000		Aegon NV, 4.625%, 12/01/15	327,240	0.0
3,071,000		Affiliated Managers Group, Inc., 3.950%, 08/15/38	3,416,487	0.5
850,000		American Tower Corp., 4.500%, 01/15/18	932,500	0.1
125,000		American Tower Corp., 4.625%, 04/01/15	132,932	0.0
500,000		Bank of America Corp., 5.650%, 05/01/18	582,184	0.1
400,000		Bank of America Corp., 5.750%, 12/01/17	466,583	0.1
165,000		Barclays Bank PLC, 2.750%, 02/23/15	170,991	0.0
305,000		Barclays Bank PLC, 5.140%, 10/14/20	318,795	0.0
525,000		Barclays Bank PLC, 6.750%, 05/22/19	641,525	0.1
260,000		Bear Stearns Cos., Inc., 7.250%, 02/01/18	326,034	0.0
430,000	#	BPCE S.A., 2.375%, 10/04/13	434,597	0.1
515,000		Charles Schwab Corp., 4.450%, 07/22/20	582,397	0.1
575,000		Citigroup, Inc., 6.125%, 11/21/17	684,842	0.1
345,000		Citigroup, Inc., 8.500%, 05/22/19	464,165	0.1
325,000		CNA Financial Corp., 5.875%, 08/15/20	383,702	0.1
590,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.750%, 01/15/20	675,634	0.1
1,065,000	#	Dexus Diversified Trust / Dexus Office Trust, 5.600%, 03/15/21	1,145,649	0.2
340,000		Digital Realty Trust L.P., 4.500%, 07/15/15	361,953	0.0
225,000	#	ERAC USA Finance, LLC, 2.750%, 07/01/13	227,423	0.0
340,000		Ford Motor Credit Co., LLC, 2.500%, 01/15/16	344,360	0.0
380,000		General Electric Capital Corp., 4.650%, 10/17/21	433,943	0.1
700,000		General Electric Capital Corp., 6.000%, 08/07/19	852,118	0.1
4,011,000	#	Goldman Sachs Group, Inc., 1.000%, 03/15/17	4,024,990	0.6
355,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	405,004	0.1
720,000		Goldman Sachs Group, Inc., 6.150%, 04/01/18	846,490	0.1
345,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	391,296	0.1
465,000	#	HBOS PLC, 6.750%, 05/21/18	502,781	0.1
450,000	#	HSBC Bank PLC, 4.125%, 08/12/20	501,195	0.1
225,000		International Lease Finance Corp., 5.875%, 08/15/22	238,516	0.0
340,000		JPMorgan Chase & Co., 4.400%, 07/22/20	384,082	0.1
775,000		JPMorgan Chase & Co., 6.000%, 01/15/18	928,521	0.1
220,000		Korea Development Bank, 4.375%, 08/10/15	238,094	0.0
510,000	#	Macquarie Bank Ltd., 5.000%, 02/22/17	558,143	0.1
430,000		Merrill Lynch & Co., Inc., 6.875%, 04/25/18	518,747	0.1
455,000		MetLife, Inc., 4.750%, 02/08/21	528,708	0.1
1,144,000		MGIC Investment Corp., 5.000%, 05/01/17	865,865	0.1
370,000		Moody’s Corp., 4.500%, 09/01/22	395,920	0.1
750,000		Morgan Stanley, 3.800%, 04/29/16	787,757	0.1
560,000		Morgan Stanley, 6.375%, 07/24/42	657,059	0.1
790,000		Morgan Stanley, 3.450%, 11/02/15	823,597	0.1
675,000		Morgan Stanley, 4.000%, 07/24/15	706,620	0.1
215,000		Morgan Stanley, 5.750%, 01/25/21	245,715	0.0
205,000	#	National Australia Bank Ltd., 3.750%, 03/02/15	217,223	0.0
165,000		National Rural Utilities Cooperative Finance Corp., 3.050%, 02/15/22	173,249	0.0
570,000	#	Nationwide Building Society, 6.250%, 02/25/20	673,631	0.1
290,000	#	Nordea Bank AB, 4.875%, 01/27/20	334,405	0.0
225,000	#	Pacific LifeCorp, 6.000%, 02/10/20	251,322	0.0
370,000		People’s United Financial, Inc., 3.650%, 12/06/22	372,256	0.1
360,000		PNC Funding Corp., 5.125%, 02/08/20	428,444	0.1
320,000		Prudential Financial, Inc., 4.750%, 09/17/15	350,965	0.0
85,000		Prudential Financial, Inc., 7.375%, 06/15/19	108,002	0.0

See Accompanying Notes to Financial Statements

39

342,000		Radian Group, Inc., 3.000%, 11/15/17	304,166	0.0
200,000	#	Santander US Debt S.A. Unipersonal, 3.724%, 01/20/15	201,006	0.0
460,000		Senior Housing Properties Trust, 4.300%, 01/15/16	477,126	0.1
190,000		Simon Property Group L.P., 4.750%, 03/15/42	203,746	0.0
705,000		SLM Corp., 3.875%, 09/10/15	725,119	0.1
775,000	#	Societe Generale, 2.500%, 01/15/14	786,734	0.1
315,000	#	Standard Chartered PLC, 3.850%, 04/27/15	332,798	0.0
225,000		UBS AG, 5.750%, 04/25/18	267,319	0.0
305,000		UBS AG, 5.875%, 12/20/17	363,300	0.1
500,000		US Bank NA/Cincinnati OH, 3.778%, 04/29/20	530,390	0.1
170,000		Ventas Realty L.P. / Ventas Capital Corp., 4.250%, 03/01/22	180,423	0.0
300,000	#	WEA Finance, LLC, 7.125%, 04/15/18	369,946	0.1
140,000		Wells Fargo & Co., 1.500%, 01/16/18	140,345	0.0
570,000		Wells Fargo & Co., 5.625%, 12/11/17	680,350	0.1
440,000		Westpac Banking Corp., 2.100%, 08/02/13	444,299	0.1
350,000		WR Berkley Corp., 4.625%, 03/15/22	375,457	0.1
			38,216,718	5.3
		Health Care: 4.1%
1,250,000	#	AbbVie, Inc., 1.200%, 11/06/15	1,259,124	0.2
225,000		Aetna, Inc., 4.125%, 11/15/42	223,343	0.0
610,000		Aetna, Inc., 3.950%, 09/01/20	665,303	0.1
1,840,000		Brookdale Senior Living, Inc., 2.750%, 06/15/18	2,124,050	0.3
1,460,000		Dendreon Corp., 2.875%, 01/15/16	1,109,600	0.2
270,000		Express Scripts, Inc., 3.125%, 05/15/16	284,814	0.1
2,930,000		Gilead Sciences, Inc., 1.625%, 05/01/16	4,946,221	0.7
80,000		GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	110,612	0.0
270,000		Humana, Inc., 4.625%, 12/01/42	272,910	0.0
3,470,000		LifePoint Hospitals, Inc., 3.500%, 05/15/14	3,584,944	0.5
210,000		Medco Health Solutions, Inc., 2.750%, 09/15/15	219,025	0.0
959,000		NuVasive, Inc., 2.750%, 07/01/17	843,920	0.1
2,071,000		Omnicare, Inc., 3.750%, 04/01/42	2,118,892	0.3
1,145,000		Omnicare, Inc., 3.250%, 12/15/35	1,147,862	0.2
1,766,000	#	Salix Pharmaceuticals Ltd., 1.500%, 03/15/19	1,709,709	0.2
2,365,000		Teleflex, Inc., 3.875%, 08/01/17	3,041,981	0.4
265,000		Teva Pharmaceutical Finance Co. BV, 2.950%, 12/18/22	268,316	0.0
2,475,000		Vertex Pharmaceuticals, Inc., 3.350%, 10/01/15	2,795,203	0.4
2,431,000	#	WellPoint, Inc., 2.750%, 10/15/42	2,626,999	0.4
			29,352,828	4.1
		Industrials: 0.9%
425,000	#	BAA Funding Ltd., 2.500%, 06/25/15	439,197	0.1
400,000		Continental Airlines 2012-1 Class A Pass Thru Trusts, 4.150%, 04/11/24	421,000	0.1
281,531		Continental Airlines 2010-1 Class A Pass Through Trust, 4.750%, 01/12/21	306,165	0.0
330,000		CSX Corp., 5.500%, 04/15/41	395,769	0.1
105,000		CSX Corp., 6.150%, 05/01/37	132,857	0.0
1,015,000		Deere & Co., 2.600%, 06/08/22	1,028,710	0.1
221,533		Delta Air Lines 2010-1 Class A Pass Through Trust, 6.200%, 07/02/18	249,779	0.0
285,000		General Electric Co., 5.250%, 12/06/17	336,310	0.1
510,000	#	Penske Truck Leasing Co. Lp / PTL Finance Corp., 2.500%, 03/15/16	511,640	0.1
545,000	#	Pentair Finance SA, 5.000%, 05/15/21	616,093	0.1
285,000		Precision Castparts Corp., 2.500%, 01/15/23	287,099	0.0
260,000		Ryder System, Inc., 3.150%, 03/02/15	268,652	0.0
570,000	#	Turlock Corp., 0.950%, 11/02/15	572,084	0.1
170,000		Union Pacific Corp., 6.125%, 02/15/20	213,028	0.0
225,000		United Parcel Service, Inc., 2.450%, 10/01/22	225,287	0.0
380,000		Waste Management, Inc., 5.000%, 03/15/14	398,990	0.1
			6,402,660	0.9
		Information Technology: 3.5%
2,081,000		Ciena Corp., 4.000%, 12/15/20	2,391,849	0.3
370,000		Hewlett-Packard Co., 2.625%, 12/09/14	374,530	0.1
2,338,000		Lam Research Corp., 1.250%, 05/15/18	2,321,926	0.3

See Accompanying Notes to Financial Statements

40

2,120,000		Linear Technology Corp., 3.000%, 05/01/27	2,218,050	0.3
1,927,000	#	Linear Technology Corp., 3.000%, 05/01/27	2,016,124	0.3
1,799,000		Micron Technology, Inc., 1.500%, 08/01/31	1,671,946	0.2
1,141,000		Novellus Systems, Inc., 2.625%, 05/15/41	1,426,250	0.2
5,189,000		SanDisk Corp., 1.000%, 05/15/13	5,150,082	0.7
4,972,000		SanDisk Corp., 1.500%, 08/15/17	5,792,380	0.8
1,466,000	#	Xilinx, Inc., 3.125%, 03/15/37	1,864,569	0.3
			25,227,706	3.5
		Materials: 1.8%
300,000	#	Anglo American Capital PLC, 9.375%, 04/08/19	390,334	0.1
570,000		ArcelorMittal, 4.250%, 08/05/15	576,050	0.1
80,000		ArcelorMittal, 7.250%, 03/01/41	74,251	0.0
460,000		ArcelorMittal, 10.350%, 06/01/19	552,005	0.1
390,000		Barrick Gold Corp., 2.900%, 05/30/16	409,415	0.1
235,000		Barrick Gold Corp., 3.850%, 04/01/22	248,967	0.0
350,000		Barrick North America Finance, LLC, 5.700%, 05/30/41	401,656	0.1
4,300,000		Cemex SAB de CV, 4.875%, 03/15/15	4,708,500	0.7
315,000		Cintas Corp. No 2, 2.850%, 06/01/16	331,261	0.0
285,000		Dow Chemical Co., 4.375%, 11/15/42	283,433	0.0
390,000		Freeport-McMoRan Copper & Gold, Inc., 1.400%, 02/13/15	389,385	0.1
735,000	#	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	722,837	0.1
195,000		International Paper Co., 6.000%, 11/15/41	231,110	0.0
285,000		Monsanto Co., 3.600%, 07/15/42	284,071	0.0
710,000		Newmont Mining Corp., 3.500%, 03/15/22	732,886	0.1
335,000		Rio Tinto Finance USA Ltd., 9.000%, 05/01/19	460,391	0.1
495,000		Southern Copper Corp., 5.250%, 11/08/42	496,476	0.1
75,000		Southern Copper Corp., 5.375%, 04/16/20	86,370	0.0
105,000		Southern Copper Corp., 6.750%, 04/16/40	127,130	0.0
420,000		Vale Overseas Ltd., 5.625%, 09/15/19	479,265	0.1
250,000		Vale SA, 5.625%, 09/11/42	271,880	0.0
320,000	#	Xstrata Finance Canada Ltd., 1.800%, 10/23/15	321,931	0.0
320,000	#	Xstrata Finance Canada Ltd., 2.450%, 10/25/17	323,350	0.0
			12,902,954	1.8
		Telecommunication Services: 0.7%
225,000		America Movil S.A.B de CV, 2.375%, 09/08/16	234,920	0.0
455,000		America Movil S.A.B de CV, 4.375%, 07/16/42	473,577	0.1
390,000		AT&T, Inc., 1.600%, 02/15/17	394,846	0.1
440,000		AT&T, Inc., 3.000%, 02/15/22	458,011	0.1
101,000		AT&T, Inc., 5.350%, 09/01/40	117,728	0.0
270,000		AT&T, Inc., 6.150%, 09/15/34	332,659	0.0
4,000		AT&T, Inc., 8.000%, 11/15/31	6,057	0.0
345,000	#	Crown Castle Towers, LLC, 3.214%, 08/15/15	359,902	0.0
165,000		Deutsche Telekom International Finance BV, 8.750%, 06/15/30	247,367	0.0
165,000		Verizon Communications, Inc., 3.000%, 04/01/16	175,786	0.0
190,000		Verizon Communications, Inc., 4.750%, 11/01/41	215,726	0.0
315,000		Verizon Communications, Inc., 6.350%, 04/01/19	398,326	0.1
280,000		Verizon Communications, Inc., 6.400%, 02/15/38	379,408	0.1
1,170,000		Virgin Media Secured Finance PLC, 6.500%, 01/15/18	1,265,062	0.2
			5,059,375	0.7
		Utilities: 0.2%
150,000	#	EDF S.A., 4.600%, 01/27/20	168,489	0.0
425,000	#	Enel Finance International S.A., 5.125%, 10/07/19	449,449	0.1
170,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	174,685	0.0
355,000		Louisville Gas & Electric Co., 1.625%, 11/15/15	365,541	0.1
			1,158,164	0.2
		Total Corporate Bonds/Notes (Cost $131,326,268)	143,657,131	20.0

MUNICIPAL BONDS: 0.1%
		Georgia: 0.1%
175,000		Municipal Electric Authority of Georgia, 6.637%, 04/01/57	207,447	0.0

See Accompanying Notes to Financial Statements

41

325,000	Municipal Electric Authority of Georgia, 6.655%, 04/01/57	383,334	0.1
		590,781	0.1
	Texas: 0.0%
230,000	Texas State Transportation Commission, 5.028%, 04/01/26	278,431	0.0

	Total Municipal Bonds (Cost $734,032)	869,212	0.1

U.S. TREASURY OBLIGATIONS: 9.5%
	U.S. Treasury Bonds: 3.3%
2,670,000	3.500%, due 02/15/39	3,007,923	0.4
2,000,000	4.250%, due 11/15/40	2,545,626	0.4
1,300,000	4.375%, due 11/15/39	1,685,735	0.2
1,800,000	4.625%, due 02/15/40	2,424,094	0.3
230,000	6.875%, due 08/15/25	353,697	0.1
400,000	1.750%, due 03/31/14	407,657	0.1
20,000	1.750%, due 05/15/22	20,153	0.0
290,000	2.000%, due 11/15/21	300,716	0.0
2,940,000	2.250%, due 01/31/15	3,060,816	0.4
1,001,000	2.500%, due 03/31/15	1,050,894	0.2
1,400,000	2.625%, due 06/30/14	1,450,149	0.2
1,500,000	2.625%, due 07/31/14	1,556,661	0.2
2,000,000	2.625%, due 04/30/16	2,145,312	0.3
3,500,000	3.125%, due 11/15/41	3,650,392	0.5
		23,659,825	3.3
	U.S. Treasury Notes: 6.2%
4,000,000	0.125%, due 07/31/14	3,993,752	0.6
5,000,000	0.250%, due 02/28/14	5,003,515	0.7
18,000,000	0.250%, due 04/30/14	18,010,548	2.5
310,000	0.625%, due 05/31/17	310,363	0.0
120,000	0.875%, due 04/30/17	121,463	0.0
1,500,000	1.875%, due 04/30/14	1,533,107	0.2
880,000	2.125%, due 11/30/14	911,316	0.1
2,630,000	2.375%, due 10/31/14	2,731,707	0.4
2,000,000	2.625%, due 11/15/20	2,193,282	0.3
10,000,000	2.750%, due 10/31/13	10,213,670	1.4
		45,022,723	6.2
	Total U.S. Treasury Obligations (Cost $65,098,943)	68,682,548	9.5

FOREIGN GOVERNMENT BONDS: 0.2%
960,000	Brazil Government International Bond, 6.000%, 01/17/17	1,135,200	0.2
100,000	Peruvian Government International Bond, 7.125%, 03/30/19	131,400	0.0

	Total Foreign Government Bonds (Cost $1,075,743)	1,266,600	0.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.0%
	Federal Home Loan Mortgage Corporation: 0.5%##
550,000	3.000%, due 07/28/14	573,433	0.1
2,400,000	4.875%, due 06/13/18	2,900,743	0.4
		3,474,176	0.5
	Federal National Mortgage Association: 0.5%##
2,130,000	4.375%, due 10/15/15	2,366,619	0.3
915,000	6.625%, due 11/15/30	1,395,054	0.2
		3,761,673	0.5
	Total U.S. Government Agency Obligations (Cost $6,375,829)	7,235,849	1.0

	Total Long-Term Investments (Cost $597,777,078)	699,890,916	97.2

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.9%
	Mutual Funds: 2.9%
20,634,137	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $20,634,137)	20,634,137	2.9

	Total Short-Term Investments (Cost $20,634,137)	20,634,137	2.9

	Total Investments in Securities (Cost $618,411,215)	$720,525,053	100.1
	Liabilities in Excess of Other Assets	(767,647)	(0.1)
	Net Assets	$719,757,406	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.

	Cost for federal income tax purposes is $619,184,604.

	Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$114,991,739
	Gross Unrealized Depreciation	(13,651,290)
	Net Unrealized Appreciation	$101,340,449

See Accompanying Notes to Financial Statements

42

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$55,531,910	$—	$—	$55,531,910
Consumer Staples	57,620,065	—	—	57,620,065
Energy	52,797,919	—	—	52,797,919
Financials	121,517,939	—	—	121,517,939
Health Care	66,206,354	4,291,361	—	70,497,715
Industrials	31,988,748	—	—	31,988,748
Information Technology	42,200,655	—	—	42,200,655
Materials	6,388,249	—	—	6,388,249
Telecommunication Services	13,379,102	—	—	13,379,102
Utilities	11,754,844	—	—	11,754,844
Total Common Stock	459,385,785	4,291,361	—	463,677,146
Preferred Stock	—	14,502,430	—	14,502,430
Corporate Bonds/Notes	—	143,657,131	—	143,657,131
Municipal Bonds	—	869,212	—	869,212
U.S. Treasury Obligations	—	68,682,548	—	68,682,548
U.S. Government Agency Obligations	—	7,235,849	—	7,235,849
Short-Term Investments	20,634,137	—	—	20,634,137
Foreign Government Bonds	—	1,266,600	—	1,266,600
Total Investments, at fair value	$480,019,922	$240,505,131	$—	$720,525,053
Other Financial Instruments+
Forward Foreign Currency Contracts	—	10,040	—	10,040
Total Assets	$480,019,922	$240,515,171	$—	$720,535,093
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(260,543)	$—	$(260,543)
Total Liabilities	$—	$(260,543)	$—	$(260,543)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Invesco Van Kampen Equity and Income Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

State Street	British Pound	392,756	Buy	01/15/13	$627,951	$637,991	$10,040
							$10,040

The Bank of New York Mellon Corp.	Swiss Franc	2,354,638	Sell	01/15/13	$2,531,488	$2,575,013	$(43,525)
The Bank of New York Mellon Corp.	EU Euro	4,168,374	Sell	01/15/13	5,392,354	5,502,659	(110,305)
State Street	British Pound	4,667,592	Sell	01/15/13	7,475,298	7,582,011	(106,713)
							$(260,543)

See Accompanying Notes to Financial Statements

43

SUMMARY PORTFOLIO OF INVESTMENTS
ING JPMORGAN MID CAP VALUE PORTFOLIO	AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.0%
		Consumer Discretionary: 20.3%
22,458	@	AMC Networks, Inc.	1,111,671	0.2
16,850	@	Autozone, Inc.	5,972,145	1.3
96,800	@	Bed Bath & Beyond, Inc.	5,412,088	1.2
86,100		Cablevision Systems Corp.	1,286,334	0.3
104,600		CBS Corp. - Class B	3,980,030	0.8
125,401	@	Clear Channel Outdoor Holdings, Inc.	880,315	0.2
61,453		Darden Restaurants, Inc.	2,769,687	0.6
149,100	@	Dish Network Corp. - Class A	5,427,240	1.2
57,250		Expedia, Inc.	3,518,012	0.8
79,800		Family Dollar Stores, Inc.	5,060,118	1.1
74,600		Gannett Co., Inc.	1,343,546	0.3
128,800		Gap, Inc.	3,997,952	0.9
75,100		Genuine Parts Co.	4,774,858	1.0
27,400	@	Jarden Corp.	1,416,580	0.3
150,900		Kohl’s Corp.	6,485,682	1.4
139,506		Marriott International, Inc.	5,199,389	1.1
60,700	@	Mohawk Industries, Inc.	5,491,529	1.2
35,400		Petsmart, Inc.	2,419,236	0.5
44,200		PVH Corp.	4,906,642	1.0
62,400		Tiffany & Co.	3,578,016	0.8
100,400		TJX Cos., Inc.	4,261,980	0.9
54,350	@	TripAdvisor, Inc.	2,280,526	0.5
17,600		VF Corp.	2,657,072	0.6
2,050		Washington Post	748,681	0.2
121,300		Williams-Sonoma, Inc.	5,309,301	1.1
59,600		Yum! Brands, Inc.	3,957,440	0.8
			94,246,070	20.3
		Consumer Staples: 5.6%
86,900		Beam, Inc.	5,308,721	1.1
35,812		Brown-Forman Corp.	2,265,109	0.5
90,900		Dr Pepper Snapple Group, Inc.	4,015,962	0.9
61,400		Energizer Holdings, Inc.	4,910,772	1.1
56,100		Hershey Co.	4,051,542	0.9
19,100		JM Smucker Co.	1,647,184	0.3
41,800	@	Ralcorp Holdings, Inc.	3,747,370	0.8
			25,946,660	5.6
		Energy: 4.8%
78,700		Devon Energy Corp.	4,095,548	0.9
85,100		EQT Corp.	5,019,198	1.1
78,000		Marathon Petroleum Corp.	4,914,000	1.1
55,100	@	PBF Energy, Inc.	1,600,655	0.3
112,400		QEP Resources, Inc.	3,402,348	0.7
98,997		Williams Cos., Inc.	3,241,162	0.7
			22,272,911	4.8
		Financials: 26.2%
15,613	@	Alleghany Corp.	5,236,912	1.1
118,000		Ameriprise Financial, Inc.	7,390,340	1.6
120,800		Annaly Capital Management, Inc.	1,696,032	0.4
201,650		Brookfield Properties Co.	3,430,066	0.7
120,000		Capitol Federal Financial, Inc.	1,402,800	0.3
351,700		Charles Schwab Corp.	5,050,412	1.1
55,500		Chubb Corp.	4,180,260	0.9
62,200		City National Corp.	3,080,144	0.7
40,500		Cullen/Frost Bankers, Inc.	2,197,935	0.5
389,100		Fifth Third Bancorp.	5,910,429	1.3
56,300		First Republic Bank	1,845,514	0.4
136,700		Hartford Financial Services Group, Inc.	3,067,548	0.7
77,900		HCP, Inc.	3,519,522	0.8
279,200		Huntington Bancshares, Inc.	1,784,088	0.4
188,600	@	Invesco Ltd.	4,920,574	1.1
198,100		Loews Corp.	8,072,575	1.7
63,861		M&T Bank Corp.	6,288,393	1.3
205,300		Marsh & McLennan Cos., Inc.	7,076,691	1.5
81,800		Northern Trust Corp.	4,103,088	0.9
257,250		Old Republic International Corp.	2,739,713	0.6
110,305	@	OneBeacon Insurance Group Ltd.	1,533,240	0.3
283,100		People’s United Financial, Inc.	3,422,679	0.7
85,900		Regency Centers Corp.	4,047,608	0.9
163,200		SunTrust Bank	4,626,720	1.0
77,200		T. Rowe Price Group, Inc.	5,028,036	1.1
175,100		UnumProvident Corp.	3,645,582	0.8
48,676		Vornado Realty Trust	3,897,974	0.8
125,600		WR Berkley Corp.	4,740,144	1.0
202,600	@	XL Group PLC	5,077,156	1.1
119,600		Zions Bancorp.	2,559,440	0.5
			121,571,615	26.2
		Health Care: 3.9%
112,980		AmerisourceBergen Corp.	4,878,476	1.0
43,700	@	CareFusion Corp.	1,248,946	0.3
102,100		Cigna Corp.	5,458,266	1.2
38,300	@	Henry Schein, Inc.	3,081,618	0.7
51,600		Humana, Inc.	3,541,308	0.7
			18,208,614	3.9
		Industrials: 9.9%
45,100		Alliant Techsystems, Inc.	2,794,396	0.6
125,600		Ametek, Inc.	4,718,792	1.0
78,900		Carlisle Cos., Inc.	4,636,164	1.0
71,300		Equifax, Inc.	3,858,756	0.8
118,800	@	Fortune Brands Home & Security, Inc.	3,471,336	0.7
90,700		IDEX Corp.	4,220,271	0.9
67,200		MSC Industrial Direct Co.	5,065,536	1.1
69,700		Regal-Beloit Corp.	4,911,759	1.1
171,517		Republic Services, Inc.	5,030,594	1.1
153,479	@,L	Rexnord Corp.	3,269,103	0.7

See Accompanying Notes to Financial Statements

44

53,041		Snap-On, Inc.	4,189,708	0.9
			46,166,415	9.9
		Information Technology: 7.0%
96,200		Amphenol Corp.	6,224,140	1.3
156,200		Analog Devices, Inc.	6,569,772	1.4
143,200	@	Arrow Electronics, Inc.	5,453,056	1.2
144,636		Jack Henry & Associates, Inc.	5,678,409	1.2
128,800	@	Synopsys, Inc.	4,100,992	0.9
130,500		Xilinx, Inc.	4,684,950	1.0
			32,711,319	7.0
		Materials: 7.5%
58,220		Airgas, Inc.	5,314,904	1.1
80,108		Albemarle Corp.	4,976,309	1.1
163,200		Ball Corp.	7,303,200	1.6
60,700		Rock-Tenn Co.	4,243,537	0.9
24,000		Sherwin-Williams Co.	3,691,680	0.8
64,100		Sigma-Aldrich Corp.	4,716,478	1.0
110,355		Silgan Holdings, Inc.	4,589,664	1.0
			34,835,772	7.5
		Telecommunication Services: 0.4%
87,887		Telephone & Data Systems, Inc.	1,945,818	0.4

		Utilities: 10.4%
222,100		CenterPoint Energy, Inc.	4,275,425	0.9
206,000		CMS Energy Corp.	5,022,280	1.1
162,900		Energen Corp.	7,345,161	1.6
191,100		NiSource, Inc.	4,756,479	1.0
254,800		NV Energy, Inc.	4,622,072	1.0
55,100		Oneok, Inc.	2,355,525	0.5
59,300		Questar Corp.	1,171,768	0.2
70,000		Sempra Energy	4,965,800	1.1
161,500		Westar Energy, Inc.	4,622,130	1.0
110,400		Wisconsin Energy Corp.	4,068,240	0.9
185,300		Xcel Energy, Inc.	4,949,363	1.1
			48,154,243	10.4
		Total Common Stock (Cost $370,739,980)	446,059,437	96.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.3%
	Securities Lending Collateral(cc)(1): 0.0%
169,948	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $169,950, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $173,347, due 10/31/17-08/15/22)	169,948	0.0
1,843	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,843, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,880, due 08/09/13-04/18/36)	1,843	0.0
		171,791	0.0

Shares
	Mutual Funds: 4.3%
19,944,540	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $19,944,540)	19,944,540	4.3

	Total Short-Term Investments (Cost $20,116,331)	20,116,331	4.3

	Total Investments in Securities (Cost $390,856,311)	$466,175,768	100.3
	Liabilities in Excess of Other Assets	(1,275,405)	(0.3)
	Net Assets	$464,900,363	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $393,946,497.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$81,980,439
Gross Unrealized Depreciation	(9,751,168)
Net Unrealized Appreciation	$72,229,271

See Accompanying Notes to Financial Statements

45

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$446,059,437	$—	$—	$446,059,437
Short-Term Investments	19,944,540	171,791	—	20,116,331
Total Investments, at fair value	$466,003,977	$171,791	$—	$466,175,768

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

46

SUMMARY PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO	AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.3%
		Australia: 0.3%
520,600	L	Iluka Resources Ltd.	5,031,083	0.3

		Belgium: 0.4%
105,981	@,L	ThromboGenics NV	5,882,393	0.4

		Brazil: 4.1%
465,700		All America Latina Logistica SA	1,890,094	0.1
2,528,300		BM&F Bovespa S.A.	17,287,521	1.1
359,200		Cia de Bebidas das Americas ADR	15,082,808	1.0
521,970		Embraer SA ADR	14,881,365	0.9
992,470		Itau Unibanco Holding S.A. ADR	16,336,056	1.0
			65,477,844	4.1
		Denmark: 1.5%
122,126		Carlsberg A/S	12,031,418	0.8
200,986	L	FLSmidth & Co. A/S	11,706,021	0.7
			23,737,439	1.5
		Finland: 0.5%
448,613		Fortum OYJ	8,398,498	0.5

		France: 6.5%
171,288		LVMH Moet Hennessy Louis Vuitton S.A.	31,612,604	2.0
149,460		PPR	28,070,346	1.8
159,670	@	Societe Generale	6,071,079	0.4
255,174		Technip S.A.	29,507,453	1.8
147,794		Total S.A.	7,690,194	0.5
			102,951,676	6.5
		Germany: 10.9%
195,104		Allianz AG	27,197,048	1.7
272,239		Bayer AG	25,961,346	1.6
476,794		Bayerische Motoren Werke AG	30,886,449	1.9
88,377		Linde AG	15,461,494	1.0
489,358		SAP AG	39,350,792	2.5
318,572		Siemens AG	34,836,225	2.2
			173,693,354	10.9
		India: 3.6%
1,886,337		DLF Ltd.	8,042,618	0.5
587,010		ICICI Bank Ltd. ADR	25,599,506	1.6
328,953		Infosys Ltd.	13,932,920	0.9
2,471,859		Zee Telefilms Ltd.	10,040,308	0.6
			57,615,352	3.6
		Italy: 2.0%
88,430	@	Brunello Cucinelli SpA	1,560,031	0.1
274,185		Lottomatica S.p.A.	6,264,790	0.4
422,727		Prysmian S.p.A.	8,438,094	0.5
126,498	L	Tod’s S.p.A.	16,061,500	1.0
			32,324,415	2.0
		Japan: 8.2%
13,197		Dai-ichi Life Insurance Co., Ltd.	18,568,955	1.2
71,500		Fanuc Ltd.	13,302,547	0.8
389,300		Hoya Corp.	7,670,742	0.5
285,800		KDDI Corp.	20,205,288	1.3
66,751		Keyence Corp.	18,511,698	1.2
104,500		Kyocera Corp.	9,474,524	0.6
337,700		Murata Manufacturing Co., Ltd.	19,921,397	1.2
151,600	L	Nidec Corp.	8,853,269	0.5
382,600		Sumitomo Mitsui Financial Group, Inc.	13,904,380	0.9
			130,412,800	8.2
		Mexico: 2.6%
2,656,926		Fomento Economico Mexicano SA de CV ADR	26,605,641	1.6
584,494		Grupo Televisa SAB ADR	15,535,851	1.0
			42,141,492	2.6
		Netherlands: 1.9%
786,873		European Aeronautic Defence and Space Co. NV	31,019,675	1.9

		South Korea: 0.4%
25,046	@	E-Mart Co. Ltd.	5,567,895	0.4

		Spain: 4.0%
2,252,442		Banco Bilbao Vizcaya Argentaria S.A.	20,927,181	1.3
219,870		Inditex S.A.	30,893,294	2.0
566,595		Repsol YPF S.A.	11,565,814	0.7
			63,386,289	4.0
		Sweden: 5.0%
802,959		Assa Abloy AB	30,225,551	1.9
4,959,915		Telefonaktiebolaget LM Ericsson	50,101,341	3.1
			80,326,892	5.0
		Switzerland: 5.4%
249,383		Credit Suisse Group	6,086,534	0.4
276,574		Nestle S.A.	18,044,648	1.1
69,720		Roche Holding AG - Genusschein	14,096,073	0.9
308,659	@	Transocean Ltd.	13,781,624	0.9
2,160,567		UBS AG - Reg	33,810,458	2.1
			85,819,337	5.4
		Taiwan: 1.0%
4,719,111		Taiwan Semiconductor Manufacturing Co., Ltd.	15,784,532	1.0

		United Kingdom: 3.7%
1,205,764		Kingfisher PLC	5,634,049	0.4
1,618,506		Prudential PLC	23,091,902	1.4
786,385		Unilever PLC	30,567,655	1.9
			59,293,606	3.7
		United States: 36.3%
242,300		3M Co.	22,497,555	1.4
618,823	@	Adobe Systems, Inc.	23,317,251	1.5
513,760		Aetna, Inc.	23,787,088	1.5
57,420		Allergan, Inc.	5,267,137	0.3
843,130		Altera Corp.	29,037,397	1.8
105,770		Amgen, Inc.	9,130,066	0.6
655,410		Carnival Corp.	24,099,426	1.5

See Accompanying Notes to Financial Statements

47

104,090		Citigroup, Inc.	4,117,800	0.3
289,250		Colgate-Palmolive Co.	30,238,195	1.9
904,040	@	eBay, Inc.	46,124,121	2.9
268,540		Emerson Electric Co.	14,221,878	0.9
413,060	@	Facebook, Inc.	10,999,788	0.7
416,650		Fidelity National Financial, Inc.	9,812,107	0.6
332,250	@,L	Fusion-io, Inc.	7,618,493	0.5
176,150	@	Gilead Sciences, Inc.	12,938,218	0.8
101,230		Goldman Sachs Group, Inc.	12,912,899	0.8
43,900	@	Google, Inc. - Class A	31,141,343	2.0
426,830		Intuit, Inc.	25,396,385	1.6
866,860	@	Juniper Networks, Inc.	17,051,136	1.1
896,320		Maxim Integrated Products	26,351,808	1.6
305,100		McDonald’s Corp.	26,912,871	1.7
391,800		McGraw-Hill Cos., Inc.	21,419,706	1.3
794,140		Microsoft Corp.	21,227,362	1.3
361,530	@,L	Theravance, Inc.	8,051,273	0.5
365,020		Tiffany & Co.	20,930,247	1.3
210,690		United Parcel Service, Inc. - Class B	15,534,174	1.0
588,360		Walt Disney Co.	29,294,444	1.8
458,000		WellPoint, Inc.	27,901,360	1.7
324,420		Zimmer Holdings, Inc.	21,625,837	1.4
			578,957,365	36.3
		Total Common Stock (Cost $1,159,678,143)	1,567,821,937	98.3

RIGHTS: 0.0%
		Spain: 0.0%
566,595	@	Repsol SA	345,521	0.0

		Total Rights (Cost $—)	345,521	0.0

		Total Long-Term Investments (Cost $1,159,678,143)	1,568,167,458	98.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.3%
	Securities Lending Collateral(cc)(1): 2.8%
10,614,191	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $10,614,365, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $10,826,475, due 08/01/27-01/01/43)	10,614,191	0.6
10,614,191	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $10,614,307, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $10,826,476, due 10/01/16-12/20/42)	10,614,191	0.7
10,614,191	Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $10,614,365, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.00%-6.500%, Market Value plus accrued interest $10,826,475, due 06/14/13-12/01/42)	10,614,191	0.7
2,233,850	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $2,233,872, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $2,278,531, due 10/31/17-08/15/22)	2,233,850	0.1
10,614,191	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $10,614,300, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $10,826,477, due 08/09/13-06/20/42)	10,614,191	0.7
		44,690,614	2.8

See Accompanying Notes to Financial Statements

48

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.5%
24,394,179	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $24,394,179)	24,394,179	1.5

	Total Short-Term Investments (Cost $69,084,793)	69,084,793	4.3

	Total Investments in Securities (Cost $1,228,762,936)	$1,637,252,251	102.6
	Liabilities in Excess of Other Assets	(42,220,165)	(2.6)
	Net Assets	$1,595,032,086	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $1,242,348,901.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$454,779,069
Gross Unrealized Depreciation	(59,875,719)
Net Unrealized Appreciation	$394,903,350

Sector Diversification	Percentage of Net Assets
Information Technology	26.0%
Consumer Discretionary	18.8
Financials	15.3
Industrials	12.1
Health Care	9.7
Consumer Staples	8.7
Energy	3.9
Materials	2.0
Telecommunication Services	1.3
Utilities	0.5
Short-Term Investments	4.3
Liabilities in Excess of Other Assets	(2.6)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

49

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$5,031,083	$—	$5,031,083
Belgium	5,882,393	—	—	5,882,393
Brazil	49,141,788	16,336,056	—	65,477,844
Denmark	—	23,737,439	—	23,737,439
Finland	—	8,398,498	—	8,398,498
France	—	102,951,676	—	102,951,676
Germany	—	173,693,354	—	173,693,354
India	25,599,506	32,015,846	—	57,615,352
Italy	—	32,324,415	—	32,324,415
Japan	—	130,412,800	—	130,412,800
Mexico	42,141,492	—	—	42,141,492
Netherlands	—	31,019,675	—	31,019,675
South Korea	—	5,567,895	—	5,567,895
Spain	—	63,386,289	—	63,386,289
Sweden	—	80,326,892	—	80,326,892
Switzerland	13,781,624	72,037,713	—	85,819,337
Taiwan	—	15,784,532	—	15,784,532
United Kingdom	—	59,293,606	—	59,293,606
United States	578,957,365	—	—	578,957,365
Total Common Stock	715,504,168	852,317,769	—	1,567,821,937
Rights	345,521	—	—	345,521
Short-Term Investments	24,394,179	44,690,614	—	69,084,793
Total Investments, at fair value	$740,243,868	$897,008,383	$—	$1,637,252,251

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

50

SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO	AS OF DECEMBER 31, 2012

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 19.1%
			Consumer Discretionary: 0.3%
1,779,004			Access Group, Inc., 1.615%, 10/27/25	1,808,147	0.2
1,000,000		#	Daimler Finance North America, LLC, 0.920%, 03/28/14	1,002,417	0.1
500,000		#	Daimler Finance North America, LLC, 1.510%, 09/13/13	502,887	0.0
				3,313,451	0.3
			Consumer Staples: 0.0%
88,718			CVS Pass-Through Trust, 6.943%, 01/10/30	111,975	0.0
300,000			Reynolds American, Inc., 7.625%, 06/01/16	359,112	0.0
				471,087	0.0
			Energy: 1.4%
63,976			Gazprom OAO, 7.201%, 02/01/20	72,158	0.0
200,000		#	Gazprom Via Gaz Capital SA, 5.092%, 11/29/15	214,776	0.0
2,000,000			Morgan Stanley Bank AG for OAO Gazprom, 9.625%, 03/01/13	2,029,902	0.2
291,000		#,L	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 06/30/21	328,103	0.0
3,100,000			Petrobras International Finance Co. - Pifco, 5.375%, 01/27/21	3,502,306	0.3
2,500,000			Petroleos Mexicanos, 8.000%, 05/03/19	3,281,250	0.3
2,791,250			Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.298%, 09/30/20	3,147,134	0.2
2,600,000			Reliance Holdings USA, Inc., 4.500%, 10/19/20	2,724,337	0.2
200,000			TNK-BP Finance SA, 7.500%, 07/18/16	232,500	0.0
300,000		#	TransCapitalInvest Ltd. for OJSC AK Transneft, 8.700%, 08/07/18	389,700	0.0
1,100,000		L	White Nights Finance BV for Gazprom, 10.500%, 03/25/14	1,208,350	0.1
500,000			White Nights Finance BV for Gazprom, 10.500%, 03/08/14	546,750	0.1
				17,677,266	1.4
			Financials: 13.3%
CAD	1,000,000		American International Group, Inc., 4.900%, 06/02/14	1,028,333	0.1
3,300,000			American International Group, Inc., 5.850%, 01/16/18	3,908,543	0.3
700,000			Allstate Life Global Funding Trusts, 5.375%, 04/30/13	711,649	0.1
1,400,000			GMAC, Inc., 6.750%, 12/01/14	1,519,000	0.1
100,000			Ally Financial, Inc., 7.500%, 09/15/20	121,125	0.0
600,000			American Express Credit Corp., 5.875%, 05/02/13	610,886	0.0
EUR	6,100,000		American General Finance Corp., 4.125%, 11/29/13	8,019,761	0.6
800,000		#	ANZ New Zealand Int’l Ltd., 6.200%, 07/19/13	821,210	0.1
700,000		#	Banco Santander Brazil SA/Cayman Islands, 2.408%, 03/18/14	697,710	0.1
300,000			Bank of America Corp., 0.640%, 08/15/16	279,960	0.0
4,400,000			Bank of America Corp., 6.500%, 08/01/16	5,083,742	0.4
300,000		#	Bank of China Hong Kong Ltd., 5.550%, 02/11/20	338,678	0.0
1,700,000			Bank of India, 4.750%, 09/30/15	1,782,238	0.1
900,000			Bank of India, 6.250%, 02/16/21	983,832	0.1
600,000		#	Bank of Montreal, 2.850%, 06/09/15	634,050	0.0
800,000		#	Bank of Nova Scotia, 1.650%, 10/29/15	823,781	0.1
500,000		#	Bank of Nova Scotia, 1.950%, 01/30/17	521,229	0.0
1,200,000		#	BBVA Bancomer SA/Texas, 6.500%, 03/10/21	1,338,000	0.1
1,900,000			Bear Stearns Cos., Inc., 6.400%, 10/02/17	2,283,521	0.2
2,200,000		#,L	BNP Paribas, 5.186%, 06/29/49	2,134,000	0.2
300,000		#	BPCE S.A., 2.375%, 10/04/13	303,207	0.0
300,000		#	CIT Group, Inc., 5.250%, 04/01/14	312,000	0.0
400,000			CitiFinancial, 6.625%, 06/01/15	444,538	0.0
2,300,000			Citigroup, Inc., 5.500%, 04/11/13	2,323,856	0.2
500,000			Citigroup, Inc., 5.850%, 07/02/13	512,820	0.0
7,700,000			Citigroup, Inc., 5.000%, 09/15/14	8,104,396	0.6
6,300,000		#	Commonwealth Bank of Australia, 0.725%, 07/12/13	6,314,692	0.5
1,100,000		#	Commonwealth Bank of Australia, 6.024%, 03/29/49	1,123,731	0.1
5,700,000		#,L	Credit Agricole S.A., 8.375%, 10/29/49	6,070,500	0.5

See Accompanying Notes to Financial Statements

51

700,000			Credit Suisse New York, 2.200%, 01/14/14	710,863	0.1
3,300,000		#	Dexia Credit Local, 0.793%, 04/29/14	3,255,840	0.3
700,000		#	DNB Bank ASA, 3.200%, 04/03/17	746,047	0.1
1,800,000			Export-Import Bank of Korea, 4.125%, 09/09/15	1,945,066	0.2
500,000			Export-Import Bank of Korea, 5.125%, 06/29/20	576,542	0.0
11,900,000		#	FIH Erhvervsbank A/S, 0.680%, 06/13/13	11,802,575	0.9
2,100,000			Ford Motor Credit Co., LLC, 12.000%, 05/15/15	2,593,500	0.2
3,500,000			Ford Motor Credit Co., LLC, 7.000%, 10/01/13	3,666,600	0.3
EUR	4,800,000		General Electric Capital Corp., 5.500%, 09/15/67	6,332,078	0.5
800,000			General Electric Capital Corp., 6.875%, 01/10/39	1,088,352	0.1
3,200,000			Goldman Sachs Group, Inc., 6.750%, 10/01/37	3,629,414	0.3
7,000,000			HSBC Holdings PLC, 5.100%, 04/05/21	8,272,425	0.6
1,800,000			ICICI Bank Ltd., 5.500%, 03/25/15	1,903,811	0.1
4,800,000		#	ICICI Bank Ltd../Dubai, 4.750%, 11/25/16	5,054,059	0.4
300,000			International Lease Finance Corp., 5.750%, 05/15/16	317,650	0.0
700,000		#	International Lease Finance Corp., 6.750%, 09/01/16	789,250	0.1
1,900,000			IPIC GMTN Ltd., 5.000%, 11/15/20	2,169,800	0.2
2,100,000			JPMorgan Chase & Co., 3.150%, 07/05/16	2,226,105	0.2
900,000			JPMorgan Chase Bank NA, 0.640%, 06/13/16	875,689	0.1
2,700,000			Korea Development Bank, 4.375%, 08/10/15	2,922,062	0.2
3,000,000		#	Macquarie Group Ltd., 7.300%, 08/01/14	3,237,357	0.3
8,000,000			Merrill Lynch & Co., Inc., 5.450%, 02/05/13	8,031,840	0.6
1,900,000			Merrill Lynch & Co., Inc., 6.875%, 04/25/18	2,292,137	0.2
500,000		#	Monumental Global Funding Ltd., 5.500%, 04/22/13	507,192	0.0
800,000			Morgan Stanley, 5.950%, 12/28/17	906,595	0.1
1,600,000			Morgan Stanley, 6.250%, 08/28/17	1,832,558	0.1
500,000		#	National Bank of Canada, 2.200%, 10/19/16	526,527	0.0
1,400,000		#,L	Nationwide Building Society, 6.250%, 02/25/20	1,654,533	0.1
300,000		#	Nordea Bank AB, 2.125%, 01/14/14	302,941	0.0
DKK	3,072,731		Nykredit Realkredit A/S, 1.319%, 10/01/38	554,497	0.0
DKK	2,615,200		Nykredit Realkredit A/S, 1.319%, 04/01/38	470,082	0.0
600,000			Principal Life Income Funding Trusts, 5.300%, 04/24/13	608,633	0.0
900,000			Principal Life Income Funding Trusts, 5.550%, 04/27/15	995,087	0.1
2,900,000		L	Qatari Diar Finance QSC, 5.000%, 07/21/20	3,400,250	0.3
DKK	2,588,856		Realkredit Danmark A/S, 1.420%, 01/01/38	469,240	0.0
DKK	8,518,604		Realkredit Danmark A/S, 1.420%, 01/01/38	1,539,507	0.1
200,000		#	Royal Bank of Scotland PLC, 4.875%, 08/25/14	210,996	0.0
600,000		#	Royal Bank of Scotland PLC, 6.990%, 10/29/49	573,000	0.0
GBP	1,600,000		Santander Issuances S.A Unipersonal, 7.300%, 07/27/19	2,627,723	0.2
900,000			Sberbank of Russia Via SB Capital SA, 5.499%, 07/07/15	977,400	0.1
1,900,000			SLM Corp., 8.450%, 06/15/18	2,232,500	0.2
8,400,000			SLM Corp., 5.000%, 10/01/13	8,641,500	0.7
700,000			SLM Corp., 5.375%, 01/15/13	701,005	0.1
1,000,000			Springleaf Finance Corp., 6.900%, 12/15/17	900,000	0.1
2,900,000		#	State Bank of India/London, 4.500%, 07/27/15	3,043,724	0.2
400,000		#	Sydney Air, 5.125%, 02/22/21	445,209	0.0
700,000		#	Temasek Financial I Ltd., 4.300%, 10/25/19	806,572	0.1
400,000		#	Turkiye Garanti Bankasi AS, 2.819%, 04/20/16	399,000	0.0
1,100,000		L	UBS Preferred Funding Trust V, 6.243%, 05/29/49	1,127,500	0.1
2,400,000		#	Westpac Banking Corp., 3.585%, 08/14/14	2,517,103	0.2
				172,560,924	13.3
			Health Care: 0.4%
2,400,000			Amgen, Inc., 6.150%, 06/01/18	2,918,110	0.2
1,900,000			HCA, Inc., 8.500%, 04/15/19	2,128,000	0.2

See Accompanying Notes to Financial Statements

52

600,000			UnitedHealth Group, Inc., 4.875%, 02/15/13	603,050	0.0
				5,649,160	0.4
			Industrials: 0.8%
7,100,000		#	Asciano Finance Ltd., 5.000%, 04/07/18	7,678,586	0.6
2,000,000		#	Noble Group Ltd., 6.750%, 01/29/20	2,117,500	0.2
500,000			Union Pacific Corp., 4.163%, 07/15/22	566,083	0.0
				10,362,169	0.8
			Information Technology: 0.1%
1,300,000			Dell, Inc., 4.700%, 04/15/13	1,315,332	0.1

			Materials: 1.2%
400,000		#	Braskem Finance Ltd., 5.750%, 04/15/21	423,000	0.0
3,800,000		#	Braskem Finance Ltd., 7.000%, 05/07/20	4,303,500	0.3
700,000		#	Corp. Nacional del Cobre de Chile - CODELCO, 7.500%, 01/15/19	904,721	0.1
3,400,000		#,L	CSN Islands XI Corp., 6.875%, 09/21/19	3,825,000	0.3
1,500,000		#,L	CSN Resources S.A., 6.500%, 07/21/20	1,635,000	0.1
3,000,000		#	Gerdau Holdings, Inc., 7.000%, 01/20/20	3,502,500	0.3
300,000		#	Gerdau Trade, Inc., 5.750%, 01/30/21	331,500	0.0
400,000			Rohm & Haas Co., 6.000%, 09/15/17	474,204	0.0
500,000			Vale Overseas Ltd., 6.875%, 11/10/39	627,776	0.1
				16,027,201	1.2
			Telecommunication Services: 0.4%
1,500,000			AT&T, Inc., 6.300%, 01/15/38	1,924,953	0.2
2,500,000			BellSouth Corp., 5.200%, 09/15/14	2,686,395	0.2
200,000		#	Qtel International Finance Ltd., 4.750%, 02/16/21	226,500	0.0
				4,837,848	0.4
			Utilities: 1.2%
6,910,000		Z	British Transco International Finance, 11/04/21	5,065,431	0.4
5,100,000		#	Comision Federal de Electricidad, 4.875%, 05/26/21	5,826,750	0.4
600,000		#,L	EDF SA, 5.500%, 01/26/14	630,299	0.1
2,100,000		#	Enel Finance International S.A., 6.250%, 09/15/17	2,336,183	0.2
200,000		#	ENN Energy Holdings Ltd., 6.000%, 05/13/21	230,712	0.0
500,000		L	Majapahit Holding BV, 7.250%, 06/28/17	595,000	0.0
1,000,000			NV Energy, Inc., 6.250%, 11/15/20	1,179,854	0.1
JPY	1,000,000		Tokyo Electric Power Co., Inc., 1.500%, 05/30/14	11,343	0.0
JPY	7,000,000		Tokyo Electric Power Co., Inc., 1.850%, 07/28/14	79,522	0.0
				15,955,094	1.2
			Total Corporate Bonds/Notes (Cost $230,456,755)	248,169,532	19.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.7%
307,514			American Home Mortgage Investment Trust, 2.526%, 02/25/45	299,435	0.0
EUR	39,792	#	Arran Residential Mortgages Funding PLC, 1.391%, 05/16/47	52,596	0.0
EUR	1,700,000	#	Arran Residential Mortgages Funding PLC, 1.591%, 05/16/47	2,285,584	0.2
800,000			Banc of America Commercial Mortgage, Inc., 5.732%, 05/10/45	918,602	0.1
383,609			Banc of America Funding Corp., 2.619%, 05/25/35	399,323	0.0
297,133			Banc of America Funding Corp., 5.621%, 01/20/47	217,204	0.0
228,325			Banc of America Mortgage Securities, Inc., 3.123%, 07/25/33	233,174	0.0
148,396		#	Banc of America Re-Remic Trust, 1.765%, 02/17/40	148,260	0.0
200,000		#	BCAP, LLC Trust, 5.430%, 03/26/37	166,000	0.0
1,600,000		#	BCRR Trust, 5.858%, 07/17/40	1,918,243	0.2
1,828,776			Bear Stearns Adjustable Rate Mortgage Trust, 2.570%, 03/25/35	1,850,609	0.2
986,891			Bear Stearns Adjustable Rate Mortgage Trust, 2.793%, 03/25/35	995,733	0.1
516,339			Bear Stearns Adjustable Rate Mortgage Trust, 3.117%, 11/25/34	503,435	0.1
521,530			Bear Stearns Adjustable Rate Mortgage Trust, 3.133%, 09/25/34	479,442	0.1
78,427			Bear Stearns Adjustable Rate Mortgage Trust, 5.369%, 02/25/36	76,259	0.0
289,886			Bear Stearns Alternative-A Trust, 2.960%, 05/25/35	266,113	0.0

See Accompanying Notes to Financial Statements

53

499,754			Bear Stearns Alternative-A Trust, 2.964%, 11/25/36	323,704	0.0
170,882			Bear Stearns Alternative-A Trust, 3.001%, 09/25/35	134,996	0.0
447,548			Bear Stearns Structured Products, Inc., 2.797%, 01/26/36	282,468	0.0
273,562			Bear Stearns Structured Products, Inc., 2.829%, 12/26/46	148,163	0.0
100,000			Bear Stearns Commercial Mortgage Securities, 5.331%, 02/11/44	113,767	0.0
300,000			Bear Stearns Commercial Mortgage Securities, 5.471%, 01/12/45	350,444	0.0
2,841,883			Citicorp Mortgage Securities, Inc., 6.000%, 01/25/37	2,909,612	0.2
399,643			Citigroup Mortgage Loan Trust, Inc., 2.689%, 08/25/35	399,921	0.0
300,000			Commercial Mortgage Pass-Through Certificates Series 2007-C1, 5.383%, 02/15/40	334,165	0.0
7,415,625			Countrywide Home Loan Mortgage Pass Through Trust, 0.410%, 04/25/46	5,511,901	0.4
139,800			Countrywide Home Loan Mortgage Pass-through Trust, 0.530%, 03/25/35	106,764	0.0
613,895		#	Countrywide Home Loan Mortgage Pass-through Trust, 0.550%, 06/25/35	527,404	0.1
600,359			Countrywide Home Loan Mortgage Pass-through Trust, 2.803%, 02/20/35	563,521	0.1
349,056			Countrywide Home Loan Mortgage Pass-through Trust, 2.934%, 11/25/34	319,448	0.0
435,061		#	Credit Suisse Mortgage Capital Certificates, 0.379%, 10/15/21	426,332	0.0
2,385,382		#	Credit Suisse Mortgage Capital Certificates, 0.439%, 10/15/21	2,329,227	0.2
100,000			Credit Suisse Mortgage Capital Certificates, 5.676%, 03/15/39	113,122	0.0
2,300,000			Credit Suisse Mortgage Capital Certificates, 5.695%, 09/15/40	2,681,982	0.2
116,317			Downey Savings & Loan Association Mortgage Loan Trust, 2.461%, 07/19/44	111,532	0.0
EUR	69,413		European Loan Conduit, 0.342%, 05/15/19	86,583	0.0
235,490			First Horizon Mortgage Pass-through Trust, 2.613%, 08/25/35	230,073	0.0
5,220,824			Granite Master Issuer PLC, 0.391%, 12/20/54	5,134,680	0.4
213,194			Greenpoint Mortgage Pass-through Certificates, 3.168%, 10/25/33	211,705	0.0
100,000			Greenwich Capital Commercial Funding Corp., 4.799%, 08/10/42	107,161	0.0
600,000			Greenwich Capital Commercial Funding Corp., 5.444%, 03/10/39	693,489	0.1
447,247		#	GS Mortgage Securities Corp. II, 1.103%, 03/06/20	447,692	0.0
421,007			GSR Mortgage Loan Trust, 2.660%, 09/25/35	424,107	0.0
41,908			GSR Mortgage Loan Trust, 2.745%, 06/25/34	41,698	0.0
846			GSR Mortgage Loan Trust, 6.000%, 03/25/32	888	0.0
175,207			Harborview Mortgage Loan Trust, 0.430%, 05/19/35	138,412	0.0
335,149			Harborview Mortgage Loan Trust, 3.075%, 07/19/35	273,567	0.0
187,481			Indymac Index Mortgage Loan Trust, 2.651%, 12/25/34	166,325	0.0
1,700,000		#	JPMorgan Chase Commercial Mortgage Securities Corp., 4.070%, 11/15/43	1,926,560	0.2
800,000			JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%, 05/15/47	918,574	0.1
2,600,000			JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%, 01/15/49	3,015,757	0.2
4,300,000			JPMorgan Chase Commercial Mortgage Securities Corp., 5.440%, 06/12/47	4,964,821	0.4
664,627			JPMorgan Mortgage Trust, 3.031%, 07/25/35	684,993	0.1
99,323			JPMorgan Mortgage Trust, 4.963%, 02/25/35	101,118	0.0

See Accompanying Notes to Financial Statements

54

211,296		Merrill Lynch Mortgage Investors, Inc., 0.420%, 02/25/36	184,477	0.0
237,863		Merrill Lynch Mortgage Investors Trust, 2.545%, 05/25/33	240,249	0.0
300,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485%, 03/12/51	348,058	0.0
189,179		MLCC Mortgage Investors, Inc., 0.460%, 11/25/35	175,705	0.0
97,169		MLCC Mortgage Investors, Inc., 1.214%, 10/25/35	95,814	0.0
7,737,121		MLCC Mortgage Investors, Inc., 2.484%, 11/25/35	7,635,223	0.6
100,000		Morgan Stanley Capital I, 5.809%, 12/12/49	119,140	0.0
4,700,000		Morgan Stanley Capital I, 5.882%, 06/11/49	5,561,155	0.4
1,965,461		Provident Funding Mortgage Loan Trust, 2.930%, 10/25/35	1,943,345	0.2
51,638		Residential Accredit Loans, Inc., 0.610%, 03/25/33	49,884	0.0
34,012		Residential Asset Securitization Trust, 0.610%, 05/25/33	32,232	0.0
6,661		Residential Funding Mortgage Securities I, 6.500%, 03/25/32	7,023	0.0
176,003		Sequoia Mortgage Trust, 0.561%, 07/20/33	174,289	0.0
288,260		Sequoia Mortgage Trust, 2.649%, 04/20/35	290,058	0.0
179,852		Structured Adjustable Rate Mortgage Loan Trust, 2.797%, 08/25/35	163,982	0.0
420,100		Structured Asset Mortgage Investments, Inc., 0.460%, 07/19/35	416,733	0.0
131,296	#	Structured Asset Securities Corp., 2.859%, 10/28/35	121,007	0.0
1,853,020		Thornburg Mortgage Securities Trust, 5.656%, 10/25/46	1,858,866	0.2
551,491	#	Wachovia Bank Commercial Mortgage Trust, 0.289%, 06/15/20	543,112	0.1
400,000		Wachovia Bank Commercial Mortgage Trust, 5.509%, 04/15/47	464,823	0.0
118,217		Washington Mutual Mortgage Pass-through Certificates, 0.520%, 01/25/45	115,783	0.0
121,486		Washington Mutual Mortgage Pass-through Certificates, 0.530%, 01/25/45	114,319	0.0
16,259		Washington Mutual Mortgage Pass-through Certificates, 1.565%, 08/25/42	15,616	0.0
32,534		Washington Mutual Mortgage Pass-through Certificates, 2.261%, 02/27/34	33,139	0.0
728,169		Washington Mutual Mortgage Pass-through Certificates, 2.511%, 07/25/46	664,487	0.1
783,716		Washington Mutual Mortgage Pass-through Certificates, 2.511%, 08/25/46	710,150	0.1
2,279,069		Washington Mutual Mortgage Pass-through Certificates, 5.146%, 02/25/37	2,160,484	0.2
289,073		Wells Fargo Mortgage-Backed Securities Trust, 2.619%, 01/25/35	289,733	0.0
463,222		Wells Fargo Mortgage-Backed Securities Trust, 2.626%, 12/25/34	479,289	0.0
227,451		Wells Fargo Mortgage-Backed Securities Trust, 2.743%, 10/25/33	232,084	0.0
		Federal Home Loan Mortgage Corporation: 0.1%
1,046,441		Freddie Mac, 1.535%, 07/25/44	1,073,212	0.1

		Total Collateralized Mortgage Obligations (Cost $68,489,405)	74,380,159	5.7

MUNICIPAL BONDS: 4.4%
		California: 1.9%
1,000,000		California Infrastructure & Economic Development Bank, 6.486%, 05/15/49	1,143,500	0.1
1,200,000		California State Public Works Board, 7.804%, 03/01/35	1,413,312	0.1
500,000		California State University, 6.434%, 11/01/30	587,205	0.1
200,000		Los Angeles County Public Works Financing Authority, 7.488%, 08/01/33	256,642	0.0

See Accompanying Notes to Financial Statements

55

300,000		Los Angeles County Public Works Financing Authority, 7.618%, 08/01/40	396,252	0.0
4,000,000		Bay Area Toll Authority, 7.043%, 04/01/50	5,761,520	0.4
3,500,000		Los Angeles Department of Airports, 6.582%, 05/15/39	4,537,505	0.4
450,000	#	Orange County Sanitation District, 9.269%, 02/01/33	474,183	0.0
6,000,000		Southern California Public Power Authority, 5.943%, 07/01/40	7,087,800	0.6
400,000		State of California, 5.650%, 04/01/39	404,892	0.0
500,000		State of California, 7.500%, 04/01/34	693,550	0.1
500,000		State of California, 7.550%, 04/01/39	717,490	0.1
100,000		State of California, 7.700%, 11/01/30	124,207	0.0
200,000		University of California, 6.398%, 05/15/31	248,640	0.0
300,000		University of California, 6.548%, 05/15/48	391,095	0.0
			24,237,793	1.9
		Illinois: 0.2%
1,000,000		Chicago Transit Authority, 6.200%, 12/01/40	1,119,070	0.1
100,000		Chicago Transit Authority, 6.300%, 12/01/21	115,963	0.0
700,000		Chicago Transit Authority, 6.899%, 12/01/40	840,231	0.0
700,000		Chicago Transit Authority, 6.899%, 12/01/40	840,231	0.1
			2,915,495	0.2
		Nebraska: 0.0%
500,000		Public Power Generation Agency, 7.242%, 01/01/41	598,515	0.0

		Nevada: 0.4%
3,300,000		City of North Las Vegas NV, 6.572%, 06/01/40	3,808,200	0.3
600,000		County of Clark NV, 6.820%, 07/01/45	851,142	0.1
			4,659,342	0.4
		New Jersey: 0.1%
600,000		New Jersey Economic Development Authority, 1.308%, 06/15/13	601,284	0.1

		New York: 1.3%
5,100,000		Metropolitan Transportation Authority, 5.000%, 11/15/42	5,738,265	0.4
1,000,000		New York City Municipal Water Finance Authority, 5.000%, 06/15/44	1,135,020	0.1
2,900,000		New York City Municipal Water Finance Authority, 5.882%, 06/15/44	3,897,484	0.3
1,000,000		New York City Municipal Water Finance Authority, 6.011%, 06/15/42	1,327,140	0.1
2,900,000		New York City Municipal Water Finance Authority, 6.282%, 06/15/42	3,394,479	0.3
1,000,000		New York State Dormitory Authority, 5.000%, 12/15/30	1,204,440	0.1
100,000		Tobacco Settlement Financing Corp., 5.875%, 05/15/39	101,999	0.0
200,000		Tobacco Settlement Financing Corp., 6.250%, 06/01/42	202,702	0.0
			17,001,529	1.3
		Ohio: 0.0%
400,000		Buckeye Tobacco Settlement Financing Authority, 5.875%, 06/01/30	364,436	0.0

		Texas: 0.5%
2,200,000		City of San Antonio TX, 5.808%, 02/01/41	2,838,440	0.2
2,900,000		City of San Antonio TX, 6.308%, 02/01/37	3,345,904	0.3
			6,184,344	0.5
		Total Municipal Bonds (Cost $47,197,888)	56,562,738	4.4

ASSET-BACKED SECURITIES: 0.5%
		Home Equity Asset-Backed Securities: 0.0%
418,183		Household Home Equity Loan Trust, 0.501%, 01/20/34	405,668	0.0

		Other Asset-Backed Securities: 0.5%
1,598,925		Countrywide Asset-Backed Certificates, 0.390%, 08/25/36	1,554,749	0.1
1,086,253		Countrywide Asset-Backed Certificates, 0.390%, 09/25/36	1,049,819	0.1
3,300,000	#	Hillmark Funding, 0.562%, 05/21/21	3,183,173	0.3
149,201		JPMorgan Mortgage Acquisition Corp., 0.270%, 03/25/47	138,159	0.0

See Accompanying Notes to Financial Statements

56

58,753		Long Beach Mortgage Loan Trust, 0.770%, 10/25/34	52,304	0.0
			5,978,204	0.5
		Total Asset-Backed Securities (Cost $6,291,429)	6,383,872	0.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 56.1%
		Federal Home Loan Mortgage Corporation: 9.8%##
201,628		0.359%, due 07/15/19	201,891	0.0
517,078		0.359%, due 08/15/19	517,795	0.0
27,100,000		0.750%, due 01/12/18	26,949,595	2.1
8,100,000		1.000%, due 03/08/17	8,211,634	0.6
32,600,000		1.000%, due 06/29/17	33,041,241	2.5
15,100,000		1.000%, due 07/28/17	15,268,727	1.2
11,200,000		1.000%, due 09/29/17	11,330,782	0.9
700,000		1.250%, due 05/12/17	716,978	0.1
11,200,000		1.250%, due 08/01/19	11,229,064	0.9
5,500,000		1.250%, due 10/02/19	5,490,095	0.4
212,415		1.360%, due 10/25/44	212,721	0.0
1,900,000		1.750%, due 05/30/19	1,967,971	0.2
296,954		1.875%, due 03/25/24	308,990	0.0
400,000		2.375%, due 01/13/22	418,244	0.0
11,577		2.384%, due 04/01/32	12,255	0.0
69,282		2.457%, due 09/01/35	73,084	0.0
7,987		3.500%, due 07/15/32	8,248	0.0
800,000		3.750%, due 03/27/19	925,917	0.1
300,522		4.500%, due 03/01/41	332,912	0.0
4,886,113		4.500%, due 09/01/41	5,273,787	0.4
600,000		5.500%, due 08/23/17	730,485	0.1
44,925		5.500%, due 03/01/23	48,897	0.0
82,957		5.500%, due 05/01/23	90,291	0.0
1,243		5.500%, due 08/15/30	1,405	0.0
649,547		5.500%, due 06/01/36	706,057	0.1
1,144,281		5.500%, due 12/01/37	1,267,075	0.1
289,703		5.500%, due 07/01/38	313,006	0.0
1,711		6.000%, due 10/01/17	1,870	0.0
11,544		6.000%, due 02/01/22	12,552	0.0
247,593		6.000%, due 03/01/23	270,448	0.0
7,954		6.000%, due 10/01/37	8,712	0.0
64,584		6.000%, due 06/01/38	71,343	0.0
48,019		6.000%, due 05/01/39	52,204	0.0
870,569		6.000%, due 08/01/39	946,442	0.1
			127,012,718	9.8
		Federal National Mortgage Association: 46.3%##
291,433		0.270%, due 07/25/37	280,170	0.0
80,177		0.330%, due 03/25/34	79,864	0.0
514,580		0.520%, due 04/25/37	517,348	0.0
1,095,128		0.660%, due 09/25/35	1,105,469	0.1
12,300,000		0.875%, due 08/28/17	12,349,544	1.0
2,300,000		0.875%, due 12/20/17	2,307,289	0.2
1,700,000		1.125%, due 04/27/17	1,732,914	0.1
6,700,000		1.250%, due 01/30/17	6,875,446	0.5
71,112		1.366%, due 10/01/44	72,119	0.0
105,647		1.366%, due 10/01/44	107,706	0.0
1,400,000		1.375%, due 11/15/16	1,443,627	0.1
655,250		1.627%, due 02/01/33	684,715	0.1
60,153		1.719%, due 04/25/24	62,083	0.0
4,065		1.875%, due 02/01/20	4,085	0.0
453,178		2.127%, due 09/01/35	475,523	0.0
900,000	^	2.310%, due 08/01/22	919,408	0.1
62,224		2.335%, due 04/01/32	62,549	0.0
8,139		2.361%, due 09/01/31	8,699	0.0
677,284		2.492%, due 11/01/34	729,364	0.1
2,608,111		2.500%, due 07/01/27	2,730,095	0.2
1,990,396		2.500%, due 10/01/27	2,083,488	0.2
319,617		2.500%, due 10/01/27	334,566	0.0
10,947,511		2.500%, due 11/01/27	11,459,535	0.9
444,893		2.500%, due 11/01/27	465,701	0.0
550,420		2.500%, due 11/01/27	576,163	0.1
148,223		2.555%, due 08/01/35	157,337	0.0
201,236		2.782%, due 02/01/35	214,822	0.0
5,200,000	^	2.790%, due 07/01/22	5,398,506	0.4
500,000	^	2.870%, due 09/01/27	492,728	0.0
188,927		2.935%, due 09/01/34	202,017	0.0
38,000,000	W	3.000%, due 09/25/26	40,119,689	3.1
5,437,250		3.000%, due 10/01/26	5,744,965	0.5
1,283,698		3.000%, due 12/01/26	1,356,347	0.1
5,904,495		3.000%, due 02/01/27	6,242,343	0.5
1,884,520		3.000%, due 02/01/27	1,992,350	0.2
9,000,000	W	3.000%, due 09/25/42	9,433,125	0.7
2,780,259		3.010%, due 06/01/22	2,973,796	0.2
3,487,776		3.156%, due 05/01/22	3,796,511	0.3
294,645		3.330%, due 11/01/21	324,038	0.0
314,296		3.500%, due 08/01/20	333,603	0.0
2,104,851		3.500%, due 09/01/20	2,234,146	0.2
12,718		3.500%, due 10/01/20	13,500	0.0
600,710		3.500%, due 11/01/25	637,798	0.1
530,185		3.500%, due 12/01/25	562,919	0.1
583,943		3.500%, due 12/01/25	619,995	0.1
325,732		3.500%, due 12/01/25	345,843	0.0
470,125		3.500%, due 01/01/26	499,150	0.0
72,776		3.500%, due 01/01/26	77,269	0.0
67,000,000	W	3.500%, due 01/25/26	71,093,278	5.5
45,667		3.500%, due 02/01/26	48,487	0.0
98,773		3.500%, due 02/01/26	104,871	0.0
215,827		3.500%, due 02/01/26	229,152	0.0
833,639		3.500%, due 04/01/26	885,107	0.1
218,959		3.500%, due 05/01/26	232,477	0.0
197,673		3.500%, due 06/01/26	209,877	0.0
967,723		3.500%, due 06/01/26	1,027,470	0.1
43,985		3.500%, due 06/01/26	46,701	0.0
949,737		3.500%, due 07/01/26	1,008,374	0.1
143,275		3.500%, due 08/01/26	152,121	0.0
570,684		3.500%, due 09/01/26	605,918	0.1
20,167		3.500%, due 09/01/26	21,412	0.0
3,097,778		3.500%, due 10/01/26	3,289,034	0.3
141,898		3.500%, due 10/01/26	150,659	0.0
348,959		3.500%, due 10/01/26	370,503	0.0
612,207		3.500%, due 10/01/26	650,004	0.1
224,451		3.500%, due 11/01/26	238,309	0.0
497,142		3.500%, due 12/01/26	527,836	0.1
4,485,377		3.500%, due 12/01/26	4,762,302	0.4
523,735		3.500%, due 01/01/27	556,070	0.1
262,401		3.500%, due 01/01/27	278,602	0.0
244,274		3.500%, due 02/01/27	259,355	0.0
35,000,000	W	3.500%, due 06/25/42	37,325,585	2.9
121,855		4.000%, due 07/01/18	130,825	0.0
6,000,000	W	4.000%, due 01/25/24	6,426,562	0.5
5,000,000	W	4.000%, due 02/25/24	5,350,781	0.4
104,459		4.000%, due 09/01/24	111,953	0.0
468,012		4.000%, due 10/01/24	501,587	0.0
87,397		4.000%, due 01/01/25	93,640	0.0
39,142		4.000%, due 02/01/25	41,938	0.0
70,520		4.000%, due 04/01/25	75,557	0.0
34,290		4.000%, due 05/01/25	36,739	0.0
28,713		4.000%, due 06/01/25	30,763	0.0
47,106		4.000%, due 10/01/25	50,986	0.0
40,999		4.000%, due 11/01/25	43,927	0.0
526,513		4.000%, due 01/01/26	564,120	0.1
38,725		4.000%, due 02/01/26	41,491	0.0
19,496		4.000%, due 02/01/26	21,224	0.0
330,553		4.000%, due 03/01/26	357,779	0.0
2,883,460		4.000%, due 04/01/26	3,090,318	0.2
23,198		4.000%, due 04/01/26	25,109	0.0
166,066		4.000%, due 04/01/26	177,979	0.0

See Accompanying Notes to Financial Statements

57

41,769		4.000%, due 04/01/26	44,765	0.0
198,126		4.000%, due 06/01/26	214,445	0.0
128,332		4.000%, due 06/01/26	137,539	0.0
124,038		4.000%, due 06/01/26	135,029	0.0
131,176		4.000%, due 07/01/26	140,586	0.0
71,000,000	W	4.000%, due 08/25/40	76,125,312	5.9
57,181		4.485%, due 12/01/36	60,522	0.0
22,983		4.500%, due 06/01/18	24,743	0.0
68,250		4.500%, due 07/01/18	73,626	0.0
150,724		4.500%, due 10/01/18	162,596	0.0
16,833		4.500%, due 03/01/19	18,117	0.0
58,636		4.500%, due 01/01/20	63,108	0.0
5,300,000	W	4.500%, due 01/25/24	5,702,469	0.4
700,000	W	4.500%, due 02/01/24	753,047	0.1
47,189		4.500%, due 03/01/24	50,796	0.0
43,405		4.500%, due 06/01/25	46,851	0.0
94,664		4.500%, due 07/01/25	101,913	0.0
464,394		4.500%, due 01/01/26	499,958	0.0
197,720		4.500%, due 07/01/26	213,665	0.0
6,450,669		4.500%, due 04/01/29	6,990,523	0.5
359,641		4.500%, due 04/01/29	389,739	0.0
5,834,884		4.500%, due 04/01/29	6,323,203	0.5
54,589		4.500%, due 05/01/29	59,158	0.0
105,848		4.500%, due 06/01/29	114,707	0.0
302,651		4.500%, due 02/01/31	329,115	0.0
366,829		4.500%, due 09/01/33	398,331	0.0
59,129		4.500%, due 03/01/35	63,985	0.0
29,751		4.500%, due 08/01/35	32,194	0.0
67,695		4.500%, due 08/01/35	73,255	0.0
26,259		4.500%, due 01/01/39	28,383	0.0
96,000,000	W	4.500%, due 01/25/39	103,728,750	8.0
113,738		4.500%, due 02/01/39	122,937	0.0
5,419		4.500%, due 02/01/39	5,857	0.0
169,233		4.500%, due 03/01/39	182,920	0.0
699,765		4.500%, due 03/01/39	756,360	0.1
569,164		4.500%, due 04/01/39	615,196	0.1
13,051		4.500%, due 04/01/39	14,106	0.0
2,763,149		4.500%, due 04/01/39	2,986,625	0.2
726,950		4.500%, due 05/01/39	796,193	0.1
295,562		4.500%, due 05/01/39	319,466	0.0
7,022,703		4.500%, due 05/01/39	7,724,988	0.6
989,071		4.500%, due 09/01/39	1,069,064	0.1
2,761,015		4.500%, due 09/01/39	2,984,318	0.2
23,019		4.500%, due 10/01/39	24,881	0.0
547,905		4.500%, due 11/01/39	592,218	0.1
147,977		4.500%, due 12/01/39	159,945	0.0
89,345		4.500%, due 12/01/39	96,571	0.0
48,030		4.500%, due 01/01/40	51,915	0.0
1,643,783		4.500%, due 03/01/40	1,781,864	0.1
363,377		4.500%, due 04/01/40	393,901	0.0
24,421		4.500%, due 05/01/40	26,473	0.0
1,007,200		4.500%, due 05/01/40	1,091,807	0.1
25,367		4.500%, due 07/01/40	27,498	0.0
4,350,914		4.500%, due 07/01/40	4,716,400	0.4
1,153,375		4.500%, due 08/01/40	1,250,261	0.1
2,201,214		4.500%, due 08/01/40	2,382,108	0.2
694,624		4.500%, due 08/01/40	752,974	0.1
1,778,417		4.500%, due 08/01/40	1,921,722	0.2
1,320,308		4.500%, due 09/01/40	1,431,217	0.1
932,478		4.500%, due 09/01/40	1,010,809	0.1
298,856		4.500%, due 10/01/40	325,265	0.0
27,229		4.500%, due 10/01/40	29,516	0.0
5,183,424		4.500%, due 10/01/40	5,618,843	0.4
665,515		4.500%, due 11/01/40	721,420	0.1
68,157		4.500%, due 11/01/40	73,882	0.0
174,705		4.500%, due 12/01/40	192,733	0.0
77,983		4.500%, due 12/01/40	84,534	0.0
168,734		4.500%, due 02/01/41	183,224	0.0
318,122		4.500%, due 03/01/41	343,851	0.0
118,316		4.500%, due 03/01/41	128,477	0.0
692,109		4.500%, due 03/01/41	768,631	0.1
31,097		4.500%, due 03/01/41	33,628	0.0
24,109		4.500%, due 04/01/41	26,180	0.0
44,520		4.500%, due 04/01/41	48,344	0.0
116,125		4.500%, due 04/01/41	126,097	0.0
448,561		4.500%, due 04/01/41	487,082	0.0
528,911		4.500%, due 04/01/41	574,332	0.1
72,218		4.500%, due 05/01/41	78,420	0.0
1,114,874		4.500%, due 05/01/41	1,210,616	0.1
301,434		4.500%, due 05/01/41	327,321	0.0
329,424		4.500%, due 05/01/41	357,096	0.0
884,472		4.500%, due 05/01/41	960,428	0.1
102,429		4.500%, due 06/01/41	111,225	0.0
26,838		4.500%, due 07/01/41	29,143	0.0
1,569,376		4.500%, due 07/01/41	1,704,150	0.1
360,231		4.500%, due 07/01/41	391,167	0.0
26,972		4.500%, due 07/01/41	29,288	0.0
1,808,219		4.500%, due 10/01/41	1,963,504	0.2
190,459		4.500%, due 10/01/41	206,815	0.0
1,459,626		4.500%, due 10/01/41	1,590,448	0.1
5,546,104		4.500%, due 10/01/41	6,021,175	0.5
423,697		4.500%, due 02/01/42	461,672	0.0
1,791,857		4.500%, due 05/01/42	1,952,456	0.2
42,636		4.500%, due 06/01/42	46,457	0.0
203,384		4.500%, due 08/01/42	221,613	0.0
481,241		4.500%, due 09/01/42	520,162	0.1
600,000		5.000%, due 02/13/17	706,700	0.1
800,000		5.000%, due 05/11/17	947,554	0.1
543,547		5.000%, due 03/01/34	591,161	0.1
998,041		5.000%, due 03/01/35	1,088,580	0.1
16,000,000	W	5.000%, due 02/01/39	17,337,504	1.3
1,700,000		5.375%, due 06/12/17	2,046,280	0.2
5,277		5.500%, due 04/01/21	5,691	0.0
45,917		5.500%, due 06/01/22	49,667	0.0
4,833		5.500%, due 11/01/22	5,227	0.0
8,302		5.500%, due 11/01/22	8,987	0.0
127,634		5.500%, due 11/01/22	138,057	0.0
71,235		5.500%, due 05/01/23	76,574	0.0
56,581		5.500%, due 06/01/23	61,990	0.0
206,935		5.500%, due 07/01/23	223,834	0.0
63,827		5.500%, due 07/01/23	69,039	0.0
135,254		5.500%, due 09/01/23	146,299	0.0
173,618		5.500%, due 02/01/24	190,432	0.0
24,729		5.500%, due 04/01/28	26,907	0.0
5,000,000	W	5.500%, due 02/15/33	5,435,157	0.4
46,474		5.500%, due 11/01/33	51,083	0.0
78,243		5.500%, due 12/01/33	86,003	0.0
75,242		5.500%, due 02/01/35	82,329	0.0
1,604		5.500%, due 12/01/36	1,745	0.0
629,596		5.500%, due 03/01/37	684,959	0.1
18,303		5.500%, due 05/01/37	19,892	0.0
28,210		5.500%, due 07/01/37	30,660	0.0
24,368		5.500%, due 08/01/37	26,484	0.0
61,029		5.500%, due 09/01/37	66,329	0.0
470,454		5.500%, due 03/01/38	519,571	0.0
118,576		5.500%, due 08/01/38	129,595	0.0
1,000,000	W	5.500%, due 01/25/39	1,086,563	0.1
4,733,965		5.500%, due 09/01/41	5,145,071	0.4
62,304		6.000%, due 06/01/17	67,024	0.0
16,337		6.000%, due 01/01/18	17,685	0.0
7,858		6.000%, due 12/01/18	8,585	0.0
109,142		6.000%, due 04/01/22	119,251	0.0
253,859		6.000%, due 06/01/22	277,372	0.0
42,338		6.000%, due 01/01/23	46,260	0.0
3,080		6.000%, due 11/01/32	3,442	0.0
4,000,000	W	6.000%, due 01/15/33	4,369,376	0.3
45,138		6.000%, due 07/01/35	49,742	0.0
40,587		6.000%, due 07/01/35	44,727	0.0
46,227		6.000%, due 10/01/35	50,942	0.0
329,036		6.000%, due 02/01/36	362,597	0.0

See Accompanying Notes to Financial Statements

58

9,787			6.000%, due 06/01/36	10,717	0.0
32,239			6.000%, due 07/01/36	35,301	0.0
12,744			6.000%, due 09/01/36	13,955	0.0
954,491			6.000%, due 09/01/36	1,045,136	0.1
401,923			6.000%, due 10/01/36	440,093	0.0
266,976			6.000%, due 11/01/36	292,330	0.0
45,734			6.000%, due 12/01/36	50,035	0.0
6,899			6.000%, due 01/01/37	7,554	0.0
77,726			6.000%, due 02/01/37	85,108	0.0
174,349			6.000%, due 03/01/37	190,906	0.0
105,215			6.000%, due 03/01/37	115,207	0.0
409,206			6.000%, due 04/01/37	448,323	0.0
21,901			6.000%, due 04/01/37	23,981	0.0
63,248			6.000%, due 05/01/37	69,254	0.0
77,302			6.000%, due 05/01/37	85,392	0.0
1,151,002			6.000%, due 05/01/37	1,260,309	0.1
7,697			6.000%, due 06/01/37	8,508	0.0
376,926			6.000%, due 07/01/37	412,721	0.0
868,110			6.000%, due 07/01/37	950,552	0.1
482,290			6.000%, due 08/01/37	528,092	0.1
21,852			6.000%, due 08/01/37	24,255	0.0
231,348			6.000%, due 08/01/37	253,319	0.0
17,322			6.000%, due 09/01/37	18,967	0.0
103,145			6.000%, due 09/01/37	112,941	0.0
339,067			6.000%, due 10/01/37	370,417	0.0
302,640			6.000%, due 10/01/37	331,380	0.0
188,456			6.000%, due 02/01/38	205,940	0.0
432,514			6.000%, due 07/01/38	472,642	0.0
4,186			6.000%, due 08/01/38	4,574	0.0
17,728			6.000%, due 08/01/38	19,373	0.0
470,321			6.000%, due 09/01/38	513,957	0.0
662,118			6.000%, due 09/01/38	723,549	0.1
331,948			6.000%, due 09/01/38	363,290	0.0
3,402			6.000%, due 09/01/38	3,718	0.0
27,868			6.000%, due 09/01/38	30,532	0.0
490,484			6.000%, due 10/01/38	535,990	0.1
203,301			6.000%, due 10/01/38	222,608	0.0
404,779			6.000%, due 10/01/38	442,334	0.0
602,527			6.000%, due 10/01/38	658,429	0.1
638,154			6.000%, due 11/01/38	698,175	0.1
19,905			6.000%, due 12/01/38	21,751	0.0
215,690			6.000%, due 04/01/40	236,038	0.0
26,402			6.500%, due 03/01/17	28,629	0.0
13,657			6.500%, due 07/01/29	15,533	0.0
1,251,565			6.500%, due 06/17/38	1,311,161	0.1
1,000,000		W	4.500%, due 02/15/40	1,073,281	0.1
6,000,000		W	6.000%, due 01/15/39	6,530,626	0.5
				602,627,078	46.3
			Government National Mortgage Association: 0.0%
18,913			0.609%, due 03/16/32	19,135	0.0

			Total U.S. Government Agency Obligations (Cost $724,085,456)	729,658,931	56.1

FOREIGN GOVERNMENT BONDS: 9.2%
EUR	1,181,114		Italy Buoni Poliennali Del Tesoro, 2.100%, 09/15/21	1,482,161	0.1
EUR	3,600,000		Italy Buoni Poliennali Del Tesoro, 2.250%, 11/01/13	4,785,672	0.4
EUR	2,800,000		Italy Buoni Poliennali Del Tesoro, 2.500%, 03/01/15	3,724,011	0.3
EUR	500,000		Italy Buoni Poliennali Del Tesoro, 3.000%, 11/01/15	671,875	0.1
EUR	300,000		Italy Buoni Poliennali Del Tesoro, 3.000%, 04/01/14	402,374	0.0
EUR	100,000		Italy Buoni Poliennali Del Tesoro, 3.000%, 04/15/15	134,257	0.0
EUR	4,800,000		Italy Buoni Poliennali Del Tesoro, 3.500%, 11/01/17	6,402,298	0.5
EUR	100,000		Italy Buoni Poliennali Del Tesoro, 3.500%, 06/01/14	135,172	0.0
EUR	7,700,000		Italy Buoni Poliennali Del Tesoro, 3.750%, 12/15/13	10,380,313	0.8
EUR	2,000,000		Italy Buoni Poliennali Del Tesoro, 3.750%, 04/15/16	2,742,912	0.2
EUR	2,400,000		Italy Buoni Poliennali Del Tesoro, 3.750%, 08/01/15	3,279,104	0.3
EUR	200,000		Italy Buoni Poliennali Del Tesoro, 4.250%, 07/01/14	273,476	0.0
EUR	100,000		Italy Buoni Poliennali Del Tesoro, 4.250%, 08/01/14	137,009	0.0
EUR	2,200,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 07/15/15	3,053,679	0.2
EUR	1,300,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 08/01/18	1,806,772	0.1
EUR	4,500,000		Italy Buoni Poliennali Del Tesoro, 4.750%, 05/01/17	6,344,311	0.5
EUR	1,600,000		Italy Buoni Poliennali Del Tesoro, 4.750%, 06/01/17	2,250,467	0.2
EUR	800,000		Italy Buoni Poliennali Del Tesoro, 4.750%, 09/15/16	1,130,049	0.1
EUR	1,300,000		Italy Buoni Poliennali Del Tesoro, 6.000%, 11/15/14	1,843,526	0.1
EUR	6,700,000	Z	Italy Certificati di Credito del Tesoro Zero Coupon, 01/31/14	8,702,890	0.7
EUR	900,000	Z	Italy Certificati di Credito del Tesoro Zero Coupon, 09/30/14	1,147,218	0.1
400,000		#	Korea Housing Finance Corp., 4.125%, 12/15/15	433,378	0.0
MXN	9,400,000		Mexican Bonos, 6.250%, 06/16/16	758,172	0.1
MXN	10,500,000		Mexican Bonos, 7.750%, 12/14/17	906,201	0.1
MXN	2,500,000		Mexican Bonos, 10.000%, 12/05/24	271,114	0.0
CAD	100,000		Province of British Columbia Canada, 4.300%, 06/18/42	119,266	0.0

See Accompanying Notes to Financial Statements

59

1,200,000			Province of Ontario Canada, 1.650%, 09/27/19	1,200,118	0.1
3,400,000			Province of Ontario Canada, 1.600%, 09/21/16	3,510,965	0.3
CAD	2,800,000		Province of Ontario Canada, 3.150%, 06/02/22	2,914,342	0.2
300,000			Province of Ontario Canada, 3.000%, 07/16/18	327,315	0.0
CAD	200,000		Province of Ontario Canada, 4.200%, 03/08/18	223,042	0.0
CAD	1,700,000		Province of Ontario Canada, 4.200%, 06/02/20	1,916,640	0.1
CAD	600,000		Province of Ontario Canada, 4.300%, 03/08/17	664,168	0.1
600,000			Province of Ontario Canada, 4.400%, 04/14/20	707,083	0.1
CAD	1,000,000		Province of Ontario Canada, 4.400%, 06/02/19	1,135,046	0.1
CAD	1,800,000		Province of Ontario Canada, 4.000%, 06/02/21	2,003,959	0.2
CAD	600,000		Province of Ontario Canada, 4.600%, 06/02/39	724,560	0.1
CAD	7,900,000		Province of Ontario Canada, 4.700%, 06/02/37	9,589,362	0.7
CAD	300,000		Province of Ontario Canada, 5.500%, 06/02/18	354,215	0.0
900,000			Province of Quebec Canada, 2.750%, 08/25/21	940,951	0.1
CAD	1,700,000		Province of Quebec Canada, 3.500%, 12/01/22	1,800,219	0.1
500,000			Province of Quebec Canada, 3.500%, 07/29/20	555,760	0.0
CAD	100,000		Province of Quebec Canada, 3.000%, 09/01/23	100,718	0.0
CAD	2,400,000		Province of Quebec Canada, 4.250%, 12/01/21	2,699,596	0.2
CAD	100,000		Province of Quebec Canada, 4.500%, 12/01/17	112,536	0.0
CAD	400,000		Province of Quebec Canada, 4.500%, 12/01/18	454,071	0.0
200,000		#	Societe Financement de l’Economie Francaise, 3.375%, 05/05/14	208,071	0.0
EUR	10,000,000		Spain Government Bond, 3.150%, 01/31/16	13,106,917	1.0
EUR	200,000		Spain Government Bond, 3.300%, 10/31/14	266,056	0.0
EUR	300,000		Spain Government Bond, 3.000%, 04/30/15	395,868	0.0
EUR	1,600,000		Spain Government Bond, 3.750%, 10/31/15	2,128,363	0.2
EUR	1,300,000		Spain Government Bond, 4.250%, 10/31/16	1,747,089	0.1
EUR	800,000		Spain Government Bond, 4.400%, 01/31/15	1,089,546	0.1
EUR	600,000		Spain Government Bond, 4.000%, 07/30/15	809,541	0.1
EUR	3,600,000	Z	Spain Letras del Tesoro, 04/16/14	4,608,176	0.4
400,000		#,L	Vnesheconombank Via VEB Finance Ltd., 5.450%, 11/22/17	446,000	0.0
200,000		#	Vnesheconombank Via VEB Finance PLC, 5.375%, 02/13/17	219,500	0.0

			Total Foreign Government Bonds (Cost $114,944,179)	120,277,470	9.2

U.S. TREASURY OBLIGATIONS: 35.1%
			Treasury Inflation Indexed Protected Securities: 6.9%
1,527,645			0.125%, due 04/15/17	1,636,370	0.1
6,029,859			0.125%, due 01/15/22	6,549,464	0.5
4,828,272			0.125%, due 07/15/22	5,239,052	0.4
1,950,008			0.625%, due 07/15/21	2,216,611	0.2
11,631,840			1.125%, due 01/15/21	13,665,597	1.1
2,439,541			1.250%, due 07/15/20	2,894,669	0.2
662,496			1.750%, due 01/15/28	858,036	0.1
3,612,926			2.000%, due 01/15/26	4,739,425	0.4
4,172,378			2.375%, due 01/15/25	5,633,687	0.4
1,949,968			2.375%, due 01/15/27	2,689,585	0.2
5,387,000		S	2.500%, due 01/15/29	7,681,528	0.6
22,310,808			3.625%, due 04/15/28	35,411,447	2.7
				89,215,471	6.9
			U.S. Treasury Bonds: 2.9%
8,600,000			1.625%, due 11/15/22	8,496,533	0.7
1,700,000			3.000%, due 05/15/42	1,725,765	0.1
15,700,000			3.625%, due 02/15/20	18,327,301	1.4
5,900,000			1.750%, due 05/15/22	5,945,171	0.5
3,000,000		S	3.125%, due 11/15/41	3,128,907	0.2
				37,623,677	2.9
			U.S. Treasury Notes: 25.3%
11,700,000			1.125%, due 05/31/19	11,766,725	0.9
134,900,000			0.375%, due 11/15/15	135,037,059	10.4
20,000,000			0.500%, due 11/15/13	20,058,600	1.5
41,700,000			0.750%, due 10/31/17	41,827,060	3.2
22,100,000			0.750%, due 12/31/17	22,131,073	1.7
30,100,000		S	0.875%, due 07/31/19	29,709,633	2.3
20,400,000			1.000%, due 08/31/19	20,267,726	1.5
10,100,000			1.000%, due 09/30/19	10,023,462	0.8
3,400,000			1.250%, due 10/31/19	3,425,765	0.3
21,200,000		S	1.500%, due 08/31/18	21,942,000	1.7
9,800,000			1.625%, due 08/15/22	9,726,500	0.7
600,000			2.625%, due 04/30/18	657,281	0.0
700,000			2.875%, due 03/31/18	775,797	0.1

See Accompanying Notes to Financial Statements

60

2,100,000			3.375%, due 11/15/19	2,412,211	0.2
				329,760,892	25.3
			Total U.S. Treasury Obligations (Cost $450,463,955)	456,600,040	35.1

Shares				Value	Percentage of Net Assets
COMMON STOCK: —%
			Consumer Discretionary: —%
60,000		@,X	General Motors Co.	—	—

			Total Common Stock (Cost $0)	—	—

PREFERRED STOCK: 0.3%
			Financials: 0.3%
3,400		@	Wells Fargo & Co.	4,165,000	0.3

			Total Preferred Stock (Cost $2,195,020)	4,165,000	0.3

			Total Long-Term Investments (Cost $1,644,124,087)	1,696,197,742	130.4

Principal Amount†
SHORT-TERM INVESTMENTS: 2.5%
			U.S. Treasury Bills: 0.0%
300,000			United States Treasury Bill, 0.140%, 12/12/13 (Cost $299,576)	299,599	0.0

			Securities Lending Collateral(cc)(1): 1.3%
3,889,317			Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $3,889,381, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $3,967,104, due 07/15/13-08/01/46)	3,889,317	0.3
3,889,317			Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $3,889,360, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,967,104, due 10/01/16-12/20/42)	3,889,317	0.3
817,698			JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $817,706, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $834,053, due 10/31/17-08/15/22)	817,698	0.1
3,889,317			Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $3,889,357, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $3,967,104, due 08/09/13-06/20/42)	3,889,317	0.3
3,889,317			Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $3,889,355, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $3,967,103, due 10/01/32-01/01/43)	3,889,317	0.3
				16,374,966	1.3
			Foreign Government Bonds: 1.2%
JPY	1,400,000,000	Z	Japan Treasury Discount Bill, 0.080%, 02/12/13	16,158,134	1.2
EUR	200,000	Z	Spain Letras del Tesoro, 1.960%, 09/20/13	260,265	0.0
				16,418,399	1.2
			Total Short-Term Investments (Cost $34,391,932)	33,092,964	2.5

			Total Investments in Securities (Cost $1,678,516,019)	$1,729,290,706	132.9
			Liabilities in Excess of Other Assets	(428,088,357)	(32.9)
			Net Assets	$1,301,202,349	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

61

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security
(cc)	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
S

All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
^

Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

CAD	Canadian Dollar
DKK	Danish Krone
EUR	EU Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso

Cost for federal income tax purposes is $1,678,898,141.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$54,618,790
Gross Unrealized Depreciation	(4,226,225)
Net Unrealized Appreciation	$50,392,565

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Total Common Stock	—	—	—	—
Preferred Stock	4,165,000	—	—	4,165,000
Corporate Bonds/Notes	—	248,169,532	—	248,169,532
Collateralized Mortgage Obligations	—	74,380,159	—	74,380,159
Municipal Bonds	—	56,562,738	—	56,562,738
Short-Term Investments	—	33,092,964	—	33,092,964
Foreign Government Bonds	—	120,277,470	—	120,277,470
U.S. Treasury Obligations	—	456,600,040	—	456,600,040
Asset-Backed Securities	—	6,383,872	—	6,383,872

See Accompanying Notes to Financial Statements

62

U.S. Government Agency Obligations	—	729,658,931	—	729,658,931
Total Investments, at fair value	$4,165,000	$1,725,125,706	$—	$1,729,290,706
Other Financial Instruments+
Futures	326,959	—	—	326,959
Swaps	1,960,244	2,720,762	—	4,681,006
Forward Foreign Currency Contracts	—	1,955,019	—	1,955,019
Total Assets	$6,452,203	$1,729,801,487	$—	$1,736,253,690
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(74,182)	$—	$(74,182)
Futures	(131,899)	—	—	(131,899)
Swaps	(7,679,238)	(328,763)	—	(8,008,001)
Forward Foreign Currency Contracts	—	(3,254,034)	—	(3,254,034)
Total Liabilities	$(7,811,137)	$(3,656,979)	$—	$(11,468,116)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Barclays Bank PLC	Singapore Dollar	3,903	Buy	01/25/13	$3,204	$3,194	$(10)
Barclays Bank PLC	Brazilian Real	205,330	Buy	02/04/13	100,000	99,839	(161)
Deutsche Bank AG	Danish Krone	104,000	Buy	02/14/13	18,445	18,413	(32)
Deutsche Bank AG	Mexican Peso	14,265,776	Buy	04/03/13	1,089,531	1,094,396	4,865
Deutsche Bank AG	Mexican Peso	1,298,420	Buy	04/03/13	100,000	99,608	(392)
Deutsche Bank AG	Mexican Peso	2,829,892	Buy	04/03/13	215,775	217,094	1,319
HSBC	Brazilian Real	616,590	Buy	02/04/13	300,000	299,810	(190)
HSBC	Mexican Peso	1,298,200	Buy	04/03/13	100,000	99,591	(409)
HSBC	Mexican Peso	3,862,170	Buy	04/03/13	300,000	296,285	(3,715)
HSBC	Brazilian Real	1,850,040	Buy	02/04/13	900,000	899,560	(440)
HSBC	Mexican Peso	4,440,153	Buy	04/03/13	343,328	340,626	(2,702)
HSBC	Brazilian Real	10,153,713	Buy	02/04/13	4,918,481	4,937,123	18,642
HSBC	Mexican Peso	1,099,628	Buy	04/03/13	82,997	84,358	1,361
HSBC	Mexican Peso	1,702,182	Buy	04/03/13	128,919	130,582	1,663
HSBC	Mexican Peso	23,606,406	Buy	04/03/13	1,787,917	1,810,960	23,043
HSBC	Mexican Peso	1,156,000	Buy	04/03/13	88,508	88,682	174
JPMorgan Chase & Co.	Mexican Peso	1,391,638	Buy	04/03/13	106,354	106,759	405
Morgan Stanley	Mexican Peso	2,575,000	Buy	04/03/13	200,000	197,541	(2,459)
Morgan Stanley	Brazilian Real	205,280	Buy	02/04/13	100,000	99,815	(185)
Morgan Stanley	Brazilian Real	205,380	Buy	02/04/13	100,000	99,864	(136)
Morgan Stanley	Mexican Peso	1,530,105	Buy	04/03/13	117,355	117,382	27
Morgan Stanley	Mexican Peso	6,394,373	Buy	04/03/13	485,544	490,543	4,999
Royal Bank of Scotland Group PLC	EU Euro	494,000	Buy	03/18/13	646,229	652,484	6,255
UBS Warburg LLC	Brazilian Real	411,100	Buy	02/04/13	200,000	199,893	(107)
UBS Warburg LLC	Mexican Peso	2,596,800	Buy	04/03/13	200,000	199,213	(787)
UBS Warburg LLC	Brazilian Real	410,540	Buy	02/04/13	200,000	199,620	(380)
UBS Warburg LLC	Brazilian Real	616,830	Buy	02/04/13	300,000	299,926	(74)
UBS Warburg LLC	Mexican Peso	29,025,605	Buy	04/03/13	2,214,850	2,226,693	11,843
UBS Warburg LLC	Mexican Peso	2,130,598	Buy	04/03/13	159,727	163,448	3,721
UBS Warburg LLC	Mexican Peso	4,771,569	Buy	04/03/13	366,874	366,049	(825)
							$65,313

Barclays Bank PLC	EU Euro	214,000	Sell	03/18/13	$282,236	$282,655	$(419)
Barclays Bank PLC	Canadian Dollar	424,000	Sell	03/21/13	429,041	425,562	3,479
BNP Paribas Bank	EU Euro	589,951	Sell	06/21/13	776,582	779,935	(3,353)
BNP Paribas Bank	EU Euro	100,000	Sell	04/01/14	126,339	132,498	(6,159)
BNP Paribas Bank	EU Euro	100,000	Sell	06/02/14	126,453	132,498	(6,045)
BNP Paribas Bank	EU Euro	100,000	Sell	07/01/14	126,500	132,498	(5,998)
BNP Paribas Bank	EU Euro	100,000	Sell	08/01/14	126,560	132,498	(5,938)
Citigroup, Inc.	Danish Krone	15,115,000	Sell	02/14/13	2,594,315	2,676,017	(81,702)
Citigroup, Inc.	Canadian Dollar	25,157,000	Sell	03/21/13	25,461,649	25,249,678	211,971

See Accompanying Notes to Financial Statements

63

Citigroup, Inc.	Japanese Yen	650,000,000	Sell	02/12/13	8,143,353	7,505,212	638,141
Citigroup, Inc.	EU Euro	200,000	Sell	04/01/14	253,470	264,995	(11,525)
Deutsche Bank AG	Japanese Yen	433,223,000	Sell	01/17/13	5,282,293	5,001,151	281,142
Deutsche Bank AG	British Pound	1,468,000	Sell	03/12/13	2,361,161	2,384,206	(23,045)
Deutsche Bank AG	EU Euro	14,200,000	Sell	08/01/13	17,884,616	18,781,507	(896,891)
HSBC	Japanese Yen	25,407,000	Sell	01/17/13	296,719	293,300	3,419
JPMorgan Chase & Co.	EU Euro	200,000	Sell	03/18/13	264,646	264,163	483
JPMorgan Chase & Co.	Mexican Peso	25,959,435	Sell	04/03/13	1,986,261	1,991,472	(5,211)
Morgan Stanley	EU Euro	26,000	Sell	03/18/13	34,249	34,341	(92)
Royal Bank of Scotland Group PLC	Japanese Yen	16,825,000	Sell	01/17/13	198,345	194,229	4,116
Royal Bank of Scotland Group PLC	EU Euro	228,000	Sell	03/18/13	298,494	301,146	(2,652)
Royal Bank of Scotland Group PLC	EU Euro	54,180,000	Sell	03/18/13	69,960,629	71,561,849	(1,601,220)
UBS Warburg LLC	EU Euro	596,000	Sell	03/18/13	785,078	787,207	(2,129)
UBS Warburg LLC	Japanese Yen	750,000,000	Sell	02/12/13	9,393,811	8,659,860	733,951
UBS Warburg LLC	EU Euro	4,400,000	Sell	01/31/13	5,401,748	5,809,245	(407,497)
UBS Warburg LLC	EU Euro	2,900,000	Sell	09/04/13	3,660,873	3,837,195	(176,322)
UBS Warburg LLC	EU Euro	485,828	Sell	09/20/13	638,123	642,955	(4,832)
							$(1,364,328)

ING PIMCO Total Return Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
3-Month Euro Euribor	18	12/15/14	$5,915,754	$15,018
3-Month Euro Euribor	5	03/16/15	1,642,357	(83)
3-Month Euro Euribor	5	06/15/15	1,641,202	82
90-Day Eurodollar	601	06/15/15	149,213,275	268,220
90-Day Eurodollar	113	09/14/15	28,031,062	38,184
90-Day Eurodollar	498	12/14/15	123,398,175	2,706
90-Day Eurodollar	142	03/14/16	35,141,450	2,620
90-Day Eurodollar	9	06/13/16	2,224,125	97
90-Day Eurodollar	6	09/19/16	1,480,500	32
U.S. Treasury 10-Year Note	15	03/19/13	1,991,719	(13)
			$350,679,619	$326,863
Short Contracts
Euro-Bund	(113)	03/07/13	(21,722,967)	(131,803)
			$(21,722,967)	$(131,803)

ING PIMCO Total Return Portfolio Centrally Cleared Credit Default Swaps Outstanding on December 31, 2012

Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection(5)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.19 Index	Buy	(5.000)	12/20/17	USD	300,000	$(1,129)	$(17)
						$(1,129)	$(17)

ING PIMCO Total Return Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2012:

Credit Default Swaps on Credit Indices - Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	5,000,000	$377,738	$319,123	$58,615
Deutsche Bank AG	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	900,000	67,993	56,292	11,701
Goldman Sachs & Co.	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	200,000	15,110	11,916	3,194
HSBC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	5,600,000	423,066	331,762	91,304
Morgan Stanley	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	3,000,000	226,643	174,229	52,414
Deutsche Bank AG	CDX.NA.IG.10 Index (30-100% Tranche)	Sell	0.530	06/20/13	USD	964,499	2,412	—	2,412

See Accompanying Notes to Financial Statements

64

Goldman Sachs & Co.	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.548	12/20/17	USD	675,149	11,041	—	11,041
Deutsche Bank AG	CMBX.NA.AAA.3 Index	Sell	0.080	12/13/49	USD	900,000	(38,730)	(51,863)	13,133
Citigroup, Inc.	MCDX.NA.18 Index	Sell	1.000	06/20/22	USD	1,600,000	(101,061)	(117,180)	16,119
Morgan Stanley	MCDX.NA.18 Index	Sell	1.000	06/20/17	USD	1,700,000	(36,992)	(49,907)	12,915
							$947,220	$674,372	$272,848

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/12 (%) (4)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Ally Financial Inc.	Sell	5.000	09/20/14	0.951	USD	3,800,000	$264,009	$147,303	$116,706
Goldman Sachs & Co.	Ally Financial Inc.	Sell	5.000	09/20/14	0.951	USD	2,000,000	138,952	77,528	61,424
Barclays Bank PLC	Berkshire Hathaway Inc.	Sell	1.000	06/20/17	1.084	USD	1,900,000	(6,936)	(43,495)	36,559
Morgan Stanley	Commonwealth of Australia	Sell	1.000	09/20/17	0.405	USD	1,000,000	27,820	11,853	15,967
Barclays Bank PLC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD	500,000	4,881	(3,393)	8,274
Barclays Bank PLC	Federative Republic of Brazil	Sell	1.000	06/20/16	0.771	USD	2,900,000	22,890	(2,837)	25,727
Barclays Bank PLC	Federative Republic of Brazil	Sell	1.000	06/20/17	0.953	USD	3,200,000	6,590	(39,296)	45,886
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD	500,000	4,881	(6,782)	11,663
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	09/20/15	0.648	USD	1,000,000	9,545	(8,438)	17,983
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	06/20/16	0.771	USD	4,800,000	37,887	(7,854)	45,741
Deutsche Bank AG	Federative Republic of Brazil	Sell	1.000	06/20/16	0.771	USD	1,100,000	8,682	(1,795)	10,477
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD	500,000	4,881	(3,169)	8,050
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	09/20/16	0.819	USD	500,000	3,338	(2,204)	5,542
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD	1,600,000	15,618	(8,344)	23,962
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD	800,000	7,809	(10,497)	18,306
HSBC	Federative Republic of Brazil	Sell	1.000	09/20/15	0.648	USD	900,000	8,591	(4,847)	13,438
HSBC	Federative Republic of Brazil	Sell	1.000	03/20/16	0.715	USD	500,000	4,560	(1,131)	5,691
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/16	0.771	USD	3,500,000	27,626	(3,424)	31,050
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/17	0.953	USD	3,600,000	7,414	(44,208)	51,622
UBS Warburg LLC	Federative Republic of Brazil	Sell	1.000	09/20/15	0.648	USD	500,000	4,773	(2,561)	7,334
BNP Paribas Bank	General Electric Capital Corp.	Sell	4.700	12/20/13	0.220	USD	600,000	26,283	—	26,283
Citigroup, Inc.	General Electric Capital Corp.	Sell	4.325	12/20/13	0.220	USD	300,000	12,041	—	12,041
Morgan Stanley	General Electric Capital Corp.	Sell	1.000	12/20/15	0.770	USD	1,700,000	11,537	(19,625)	31,162
Goldman Sachs & Co.	Japanese Government 20-Year Issue	Sell	1.000	03/20/17	0.616	USD	3,800,000	60,879	(22,818)	83,697
Goldman Sachs & Co.	Japanese Government 20-Year Issue	Sell	1.000	03/20/17	0.616	USD	100,000	1,602	(601)	2,203
Goldman Sachs & Co.	Japanese Government 20-Year Issue	Sell	1.000	03/20/17	0.616	USD	2,100,000	33,644	(14,697)	48,341
Morgan Stanley	Japanese Government 20-Year Issue	Sell	1.000	03/20/17	0.616	USD	700,000	11,214	(3,922)	15,136
Morgan Stanley	Japanese Government 20-Year Issue	Sell	1.000	06/20/17	0.673	USD	500,000	7,199	(1,161)	8,360
Citigroup, Inc.	Metlife Inc.	Sell	1.000	12/20/15	1.063	USD	2,900,000	(5,366)	(62,322)	56,956
Deutsche Bank AG	Metlife Inc.	Sell	1.000	03/20/18	1.590	USD	2,500,000	(72,873)	(105,537)	32,664
UBS Warburg LLC	Metlife Inc.	Sell	1.000	12/20/15	1.063	USD	1,600,000	(2,961)	(51,196)	48,235

See Accompanying Notes to Financial Statements

65

Barclays Bank PLC	People’s Republic of China	Sell	1.000	03/20/16	0.327	USD	1,000,000	21,623	7,490	14,133
Deutsche Bank AG	People’s Republic of China	Sell	1.000	03/20/15	0.217	USD	5,000,000	87,119	12,339	74,780
Deutsche Bank AG	People’s Republic of China	Sell	1.000	09/20/16	0.417	USD	400,000	8,635	1,568	7,067
Goldman Sachs & Co.	People’s Republic of China	Sell	1.000	09/20/16	0.417	USD	100,000	2,159	388	1,771
JPMorgan Chase & Co.	People’s Republic of China	Sell	1.000	06/20/17	0.537	USD	1,200,000	24,550	(5,571)	30,121
Morgan Stanley	People’s Republic of China	Sell	1.000	09/20/16	0.417	USD	600,000	12,952	2,216	10,736
UBS Warburg LLC	People’s Republic of China	Sell	1.000	09/20/16	0.417	USD	300,000	6,476	1,105	5,371
UBS Warburg LLC	Republic of Indonesia	Sell	1.000	09/20/16	0.867	USD	300,000	1,462	(3,429)	4,891
Deutsche Bank AG	Reynolds American Inc.	Sell	1.280	06/20/17	0.844	USD	600,000	11,465	—	11,465
HSBC	The Export-Import Bank of China	Sell	1.000	06/20/17	0.746	USD	600,000	6,709	(20,420)	27,129
Citigroup, Inc.	United Kingdom Gilt	Sell	1.000	12/20/16	0.291	USD	6,100,000	171,099	18,393	152,706
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	06/20/15	0.202	USD	600,000	11,859	2,605	9,254
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	12/20/16	0.291	USD	1,000,000	28,049	2,260	25,789
Morgan Stanley	United Kingdom Gilt	Sell	1.000	06/20/16	0.253	USD	400,000	10,357	4,779	5,578
Barclays Bank PLC	United Mexican States	Sell	1.000	03/20/15	0.451	USD	600,000	7,312	(5,836)	13,148
BNP Paribas Bank	United Mexican States	Sell	1.000	09/20/22	1.342	USD	1,300,000	(38,581)	(59,892)	21,311
Citigroup, Inc.	United Mexican States	Sell	1.000	03/20/15	0.451	USD	600,000	7,312	(5,955)	13,267
Citigroup, Inc.	United Mexican States	Sell	1.000	09/20/15	0.551	USD	1,000,000	12,194	(8,166)	20,360
Citigroup, Inc.	United Mexican States	Sell	1.000	03/20/16	0.619	USD	7,700,000	93,946	(27,805)	121,751
Deutsche Bank AG	United Mexican States	Sell	1.000	03/20/15	0.451	USD	200,000	2,437	(1,985)	4,422
Deutsche Bank AG	United Mexican States	Sell	1.000	06/20/17	0.840	USD	6,300,000	44,322	(69,431)	113,753
Goldman Sachs & Co.	United Mexican States	Sell	1.000	06/20/17	0.840	USD	400,000	2,814	(3,231)	6,045
UBS Warburg LLC	United States Treasury Note	Sell	0.250	09/20/15	0.197	EUR	5,000,000	9,509	(38,280)	47,789
								$1,232,789	(436,328)	$1,669,117

(1)

If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the  Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)

The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

ING PIMCO Total Return Portfolio Centrally Cleared Interest Rate Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.500% and pay a floating rate based on 3-month USD-LIBOR	03/18/16	USD	258,000,000	$1,960,244	$53,015

See Accompanying Notes to Financial Statements

66

Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.250%	06/15/41	USD	24,500,000	(7,678,109)	(1,731,796)
				$(5,717,865)	$(1,678,781)

ING PIMCO Total Return Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/06/16	MXN	111,000,000	$119,808	$39,394	$80,414
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/13/17	MXN	26,000,000	18,607	(16,247)	34,854
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/13/17	MXN	600,000	584	(332)	916
Receive a fixed rate equal to 8.860% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	09/12/16	MXN	5,700,000	56,493	(1)	56,494
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/06/16	MXN	16,100,000	17,377	5,110	12,267
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/13/17	MXN	13,000,000	9,304	(4,544)	13,848
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/13/17	MXN	2,000,000	(1,946)	(1,222)	(724)
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/02/22	MXN	4,300,000	(8,084)	(7,990)	(94)
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/06/16	MXN	6,000,000	6,479	2,537	3,942
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/13/17	MXN	9,000,000	6,441	(5,030)	11,471
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/02/22	MXN	8,100,000	(15,233)	(19,033)	3,800
Receive a fixed rate equal to 1.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Goldman Sachs & Co.	10/15/17	USD	52,000,000	1,395	(23,150)	24,545
Receive a fixed rate equal to 1.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Morgan Stanley	10/15/17	USD	28,500,000	765	(32,904)	33,669
				$211,990	$(63,412)	$275,402

ING PIMCO Total Return Portfolio Written Swaptions Open on December 31, 2012:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put OTC Swaption	Citigroup, Inc.	EUR-EURIBOR-Reuters	Pay	1.100%	01/21/13	EUR	2,400,000	$15,441	$(22)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.200%	02/19/13	USD	42,700,000	85,400	(13,511)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.200%	03/18/13	USD	4,400,000	16,170	(3,781)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.200%	07/11/13	USD	12,600,000	88,928	(775)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	2.000%	03/18/13	USD	6,300,000	59,204	(119)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	1.200%	02/19/13	USD	52,000,000	146,900	(16,453)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	1.200%	03/18/13	USD	23,700,000	128,712	(20,364)

See Accompanying Notes to Financial Statements

67

Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	1.400%	03/18/13	USD	2,000,000	38,800	(601)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	1.200%	03/18/13	USD	6,500,000	32,988	(5,585)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	1.750%	05/30/13	USD	17,000,000	125,332	(9,007)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	0.700%	02/19/13	USD	14,700,000	11,025	(3,964)
					Total Written Swaptions			$748,900	$(74,182)

See Accompanying Notes to Financial Statements

68

SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO	AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 80.8%
		Consumer Discretionary: 12.5%
385,000		Beazer Homes USA, Inc., 9.125%, 06/15/18	403,287	0.4
440,000	#	Brookfield Residential Properties, Inc., 6.500%, 12/15/20	453,200	0.4
200,000		Brown Shoe Co., Inc., 7.125%, 05/15/19	209,000	0.2
460,000	#,±	Buffalo Thunder Development Authority, 9.375%, 12/15/14	165,600	0.2
315,000	#	Burger King Capital Holdings, LLC / Burger King Capital Finance, Inc., 04/15/19	266,962	0.2
145,000		Cambium Learning Group, Inc., 9.750%, 02/15/17	121,075	0.1
550,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	596,062	0.6
242,949		Cengage Learning Acquisitions, Inc., 2.720%, 07/03/14	192,132	0.2
250,000		Chrysler Group, LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	273,750	0.3
541,750		Chrysler Group, LLC, 6.000%, 05/24/17	554,388	0.5
350,000		DR Horton, Inc., 2.000%, 05/15/14	555,844	0.5
650,000		DISH DBS Corp., 5.875%, 07/15/22	702,000	0.6
77,000		DynCorp International, Inc., 10.375%, 07/01/17	70,840	0.1
128,707		Federal Mogul Corp., 2.148%, 12/27/14	118,491	0.1
65,667		Federal Mogul Corp., 2.148%, 12/27/15	60,454	0.1
100,000		Ferrellgas L.P. / Ferrellgas Finance Corp., 6.500%, 05/01/21	99,500	0.1
622,000		Ford Motor Co., 4.250%, 11/15/16	988,980	0.9
105,000		Goodyear Tire & Rubber Co., 7.000%, 05/15/22	113,137	0.1
250,000		HHI Holdings, LLC - TL L, 6.000%, 10/05/18	253,750	0.2
245,000		KB Home, 7.500%, 09/15/22	268,275	0.2
250,000		KB Home, 8.000%, 03/15/20	285,000	0.3
199,000		Landry’s, Inc., 6.500%, 04/24/18	201,488	0.2
2,600,000	X	Lear Corp. Escrow	—	—
104,000	#	Lennar Corp., 2.750%, 12/15/20	191,880	0.2
1,010,000	#,±	Mashantucket Western Pequot Tribe, 8.500%, 11/15/15	70,700	0.1
145,000		MDC Partners, Inc., 11.000%, 11/01/16	160,044	0.1
110,000	#	MDC Partners, Inc., 11.000%, 11/01/16	121,412	0.1
145,000		Meritage Homes Corp., 7.000%, 04/01/22	158,413	0.1
150,000	#	MGM Resorts International, 6.750%, 10/01/20	153,562	0.1
85,000	#	MPL 2 Acquisition Canco, Inc., 9.875%, 08/15/18	79,900	0.1
655,261	#,&	Pegasus Solutions, Inc., 13.000%, 04/15/14	596,287	0.5
175,000	#	Pittsburgh Glass Works, LLC, 8.500%, 04/15/16	161,875	0.2
450,000	#	Quebecor Media, Inc., 5.750%, 01/15/23	476,438	0.4
130,000		Ryland Group, Inc., 5.375%, 10/01/22	133,413	0.1
100,000	#	Scientific Games International, Inc., 6.250%, 09/01/20	103,375	0.1
205,000		Scientific Games International, Inc., 9.250%, 06/15/19	229,088	0.2
350,000		Sitel, LLC / Sitel Finance Corp., 11.500%, 04/01/18	248,500	0.2
365,000	#	Sotheby’s, 5.250%, 10/01/22	370,475	0.3
235,000		Standard Pacific Corp., 1.250%, 08/01/32	276,713	0.3
117,000		Star Gas Partners L.P./Star Gas Finance Co., 8.875%, 12/01/17	119,340	0.1
245,000	#	Tempur-Pedic International, Inc., 6.875%, 12/15/20	253,269	0.2
766,000	#	Tower Automotive Holdings USA, LLC / TA Holdings Finance, Inc., 10.625%, 09/01/17	842,600	0.8
59,959		Univision Communications, Inc., 4.462%, 03/31/17	59,092	0.1
665,000	#	Univision Communications, Inc., 6.875%, 05/15/19	694,925	0.6
145,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	157,325	0.1
480,000		Wesco Distribution, Inc., 7.500%, 10/15/17	487,536	0.5
99,500		Wide Open West Finance, LLC, 6.250%, 07/17/18	100,798	0.1
440,000	#	Wolverine Healthcare Analytics, 10.625%, 06/01/20	470,800	0.4
			13,670,975	12.5
		Consumer Staples: 4.7%
150,000		AdvancePierre Foods - TL L, 5.750%, 07/10/17	151,969	0.1
430,000		Alliance One International, Inc., 5.500%, 07/15/14	422,475	0.4

See Accompanying Notes to Financial Statements

69

825,000		Alliance One International, Inc., 10.000%, 07/15/16	872,437	0.8
350,000	#	Corsicanto Ltd., 3.500%, 01/15/32	444,938	0.4
250,000	#	FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc., 9.875%, 02/01/20	269,375	0.3
300,000	#	Live Nation Entertainment, Inc., 7.000%, 09/01/20	314,625	0.3
575,000		Pilgrim’s Pride Corp., 7.875%, 12/15/18	585,781	0.5
425,000	#	Post Holdings, Inc., 7.375%, 02/15/22	467,766	0.4
100,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 5.750%, 10/15/20	103,500	0.1
235,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 8.250%, 02/15/21	239,700	0.2
335,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 8.500%, 05/15/18	345,050	0.3
265,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 9.875%, 08/15/19	284,875	0.3
480,000		Yankee Acquisition Corp., 9.750%, 02/15/17	501,005	0.5
81,233		Yankee Candle Co., 5.250%, 04/02/19	82,248	0.1
			5,085,744	4.7
		Energy: 16.0%
197,000		American Petroleum Tankers Parent, LLC / AP Tankers Co., 10.250%, 05/01/15	206,850	0.2
134,339		Aquilex Holdings, LLC, 8.750%, 04/01/16	134,675	0.1
380,000	#	Basic Energy Services, Inc., 7.750%, 10/15/22	372,400	0.3
205,000		Bristow Group, Inc., 6.250%, 10/15/22	220,119	0.2
100,000		Carrizo Oil & Gas, Inc., 7.500%, 09/15/20	103,250	0.1
154,000		Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	167,090	0.2
125,000		Chaparral Energy, Inc., 7.625%, 11/15/22	131,875	0.1
170,000		Chaparral Energy, Inc., 8.250%, 09/01/21	185,300	0.2
55,000		Chesapeake Energy Corp., 6.775%, 03/15/19	55,137	0.0
300,000		Chesapeake Energy Corp., 2.250%, 12/15/38	243,750	0.2
152,000		Chesapeake Energy Corp., 2.500%, 05/15/37	135,185	0.1
338,000		Chesapeake Energy Corp., 2.500%, 05/15/37	305,890	0.3
120,000		Cimarex Energy Co., 5.875%, 05/01/22	132,000	0.1
825,000		Cobalt International Energy, Inc., 2.625%, 12/01/19	836,859	0.8
175,000		Comstock Resources, Inc., 7.750%, 04/01/19	178,500	0.2
225,000		Concho Resources, Inc./Midland TX, 6.500%, 01/15/22	248,625	0.2
100,000		Continental Resources, Inc./OK, 5.000%, 09/15/22	108,250	0.1
580,000		Copano Energy, LLC / Copano Energy Finance Corp., 7.125%, 04/01/21	625,675	0.6
245,000	#	Drill Rigs Holdings, Inc., 6.500%, 10/01/17	245,000	0.2
200,000		Enterprise Products Operating L.P., 7.000%, 06/01/67	215,668	0.2
500,000		EP Energy, LLC / EP Energy Finance, Inc., 9.375%, 05/01/20	566,250	0.5
275,000		EP Energy, LLC / Everest Acquisition Finance, Inc., 7.750%, 09/01/22	292,875	0.3
75,000	#,&	EPE Holdings, LLC / EP Energy Bond Co., Inc., 8.125%, 12/15/17	74,531	0.1
255,000	#	EPL Oil & Gas, Inc., 8.250%, 02/15/18	263,288	0.2
700,000	#	Foresight Energy, LLC / Foresight Energy Corp., 9.625%, 08/15/17	752,500	0.7
410,000	#	Forest Oil Corp., 7.500%, 09/15/20	432,550	0.4
393,834		Frac Tech International, LLC, 8.500%, 05/06/16	328,605	0.3
100,000		Golar LNG Ltd., 3.750%, 03/07/17	98,900	0.1
305,000		Goodrich Petroleum Corp., 8.875%, 03/15/19	292,800	0.3
2,000	#	Green Field Energy Services, Inc., 13.250%, 11/15/16	2,010	0.0
75,000	#	Green Field Energy Services, Inc., 13.250%, 11/15/16	75,375	0.1
380,000	#	Gulfport Energy Corp., 7.750%, 11/01/20	392,350	0.4
155,000	#	Halcon Resources Corp., 8.875%, 05/15/21	165,075	0.1
170,000	#	Hiland Partners L.P. / Hiland Partners Finance Corp., 7.250%, 10/01/20	182,750	0.2

See Accompanying Notes to Financial Statements

70

200,000	#	Holly Energy Partners L.P./Holly Energy Finance Corp., 6.500%, 03/01/20	215,000	0.2
100,000		Holly Energy Partners L.P./Holly Energy Finance Corp., 8.250%, 03/15/18	109,250	0.1
150,000		James River Coal Co., 3.125%, 03/15/18	47,906	0.0
160,000		Kodiak Oil & Gas Corp., 8.125%, 12/01/19	177,200	0.2
525,000	#	Linn Energy, LLC/Linn Energy Finance Corp., 6.250%, 11/01/19	530,250	0.5
970,000		Massey Energy Co., 3.250%, 08/01/15	938,475	0.9
205,000	#	Midstates Petroleum Co., Inc. / Midstates Petroleum Co., LLC, 10.750%, 10/01/20	218,838	0.2
500,000	#	Murray Energy Corp., 10.250%, 10/15/15	487,500	0.4
620,000		Northern Oil and Gas, Inc., 8.000%, 06/01/20	635,500	0.6
365,000		Oasis Petroleum, Inc., 6.875%, 01/15/23	393,288	0.4
300,000	#	Offshore Group Investment Ltd., 7.500%, 11/01/19	304,500	0.3
352,000		Offshore Group Investments Ltd., 11.500%, 08/01/15	384,560	0.3
240,000	#	PDC Energy, Inc., 7.750%, 10/15/22	247,200	0.2
300,000	#	Penn Virginia Resource Partners L.P. / Penn Virginia Resource Finance Corp. II, 8.375%, 06/01/20	324,750	0.3
115,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	117,300	0.1
650,000		Plains Exploration & Production Co., 6.125%, 06/15/19	711,750	0.6
210,000		QR Energy L.P. / QRE Finance Corp., 9.250%, 08/01/20	221,550	0.2
785,000		Quicksilver Resources, Inc., 7.125%, 04/01/16	631,925	0.6
170,000	#	Samson Investment Co., 9.750%, 02/15/20	180,625	0.2
295,000	#	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18	303,850	0.3
110,000		SM Energy Co., 6.500%, 11/15/21	118,250	0.1
100,000	#	Stone Energy Corp., 1.750%, 03/01/17	88,250	0.1
195,000		Stone Energy Corp., 7.500%, 11/15/22	203,775	0.2
290,000	#	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.375%, 08/01/22	317,550	0.3
300,000		Tesoro Corp., 5.375%, 10/01/22	321,000	0.3
155,000	#	Unit Corp., 6.625%, 05/15/21	159,844	0.1
125,000		Vanguard Natural Resources, LLC, 7.875%, 04/01/20	131,250	0.1
130,000		Venoco, Inc., 8.875%, 02/15/19	122,525	0.1
			17,415,618	16.0
		Financials: 5.9%
70,000		Apollo Investment Corp., 5.750%, 01/15/16	72,800	0.1
300,000	#	Ausdrill Finance Pty Ltd., 6.875%, 11/01/19	300,000	0.3
250,000	#	Blue Fin Ltd. (Cat Bond), 14.061%, 05/28/13	243,750	0.2
325,000		Confie Seguros Holding II - TL 1L, 6.500%, 11/08/18	322,698	0.3
200,000	#	DFC Global Corp., 3.250%, 04/15/17	218,875	0.2
200,000		Ford Motor Credit Co., LLC, 5.875%, 08/02/21	233,084	0.2
365,000		Forest City Enterprises, Inc., 4.250%, 08/15/18	385,759	0.3
1,645,000		Forest City Enterprises, Inc., 6.500%, 02/01/17	1,620,325	1.5
14,000		Forest City Enterprises, Inc., 7.625%, 06/01/15	14,018	0.0
150,000	#	Host Hotels & Resorts L.P., 2.500%, 10/15/29	196,406	0.2
212,891		HUB International Holdings, Inc., 6.750%, 06/13/14	215,286	0.2
325,000	#	Hub International Ltd., 8.125%, 10/15/18	334,750	0.3
70,000		Janus Capital Group, Inc., 6.700%, 06/15/17	80,057	0.1
225,000	#	Liberty Mutual Group, Inc., 7.000%, 03/15/37	224,719	0.2
305,000		National Money Mart Co., 10.375%, 12/15/16	338,550	0.3
300,000	#	Onex USI Aquisition Corp., 7.750%, 01/15/21	297,000	0.3
250,000	#	Residential Reinsurance 2012 Ltd. (Cat Bond), 12.811%, 12/06/16	249,450	0.2
520,000		Sabra Health Care L.P. / Sabra Capital Corp., 8.125%, 11/01/18	557,050	0.5
75,000		Springleaf Finance Corp., 5.500%, 05/10/17	74,695	0.1
525,000	#	USB Realty Corp., 1.452%, 12/29/49	451,574	0.4
			6,430,846	5.9
		Health Care: 8.3%
250,000		Accellent, Inc., 8.375%, 02/01/17	263,750	0.2
710,000		Alere, Inc., 3.000%, 05/15/16	667,400	0.6
260,352		Ardent Health Services, 7.250%, 09/15/15	261,003	0.2

See Accompanying Notes to Financial Statements

71

150,000		Aviv Healthcare Properties L.P. / Aviv Healthcare Capital Corp., 7.750%, 02/15/19	159,750	0.1
532,000		Cubist Pharmaceuticals, Inc., 2.500%, 11/01/17	837,235	0.8
451,414		Gentiva Health Services, Inc., 6.500%, 05/23/16	445,771	0.4
228,000		Gentiva Health Services, Inc., 11.500%, 09/01/18	216,600	0.2
450,000		Hologic, Inc., 2.000%, 12/15/37	504,000	0.5
400,000	#	Hologic, Inc., 6.250%, 08/01/20	433,000	0.4
400,000		Kindred Healthcare, Inc., 8.250%, 06/01/19	391,000	0.4
332,000		Lantheus Medical Imaging, Inc., 9.750%, 05/15/17	310,420	0.3
250,000		MedAssets, Inc., 8.000%, 11/15/18	272,500	0.2
210,000		NuVasive, Inc., 2.750%, 07/01/17	184,800	0.2
425,000		PDL BioPharma, Inc., 3.750%, 05/01/15	502,031	0.5
350,000	#	Physio-Control International, Inc., 9.875%, 01/15/19	385,875	0.4
305,000	#	Salix Pharmaceuticals Ltd., 1.500%, 03/15/19	295,278	0.3
155,000	#	Sky Growth Acquisition Corp., 7.375%, 10/15/20	155,000	0.1
292,875		Surgery Center Holdings, Inc., 6.500%, 02/06/17	291,411	0.3
878,852	#,&	Surgical Care Affiliates, Inc., 8.875%, 07/15/15	894,232	0.8
100,000		United Surgical Partners International, Inc., 9.000%, 04/01/20	111,500	0.1
160,000	#	Valeant Pharmaceuticals International, 6.375%, 10/15/20	172,000	0.2
150,000	#	Vanguard Health Holding Co. II, LLC / Vanguard Holding Co. II, Inc., 7.750%, 02/01/19	156,000	0.1
16,000	Z	Vanguard Health Systems, Inc., 02/01/16	12,160	0.0
631,000		Vertex Pharmaceuticals, Inc., 3.350%, 10/01/15	712,636	0.6
430,000	#	VPI Escrow Corp., 6.375%, 10/15/20	463,325	0.4
			9,098,677	8.3
		Holding Companies-Divers: 0.6%
600,000	#	Boart Longyear Management Pty Ltd., 7.000%, 04/01/21	612,000	0.6

		Industrials: 9.2%
250,000	#	ADS Tactical, Inc., 11.000%, 04/01/18	256,250	0.2
167,276		Aeroflex, Inc., 5.750%, 05/09/18	169,158	0.2
150,000	#	Aguila 3 SA, 7.875%, 01/31/18	159,750	0.2
100,000		Aircastle Ltd., 7.625%, 04/15/20	112,250	0.1
175,000		Atkore International, Inc., 9.875%, 01/01/18	186,812	0.2
550,000	#	CEVA Group PLC, 11.500%, 04/01/18	464,750	0.4
145,000	#	CEVA Group PLC, 11.625%, 10/01/16	149,712	0.1
205,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	212,175	0.2
225,000		Coleman Cable, Inc., 9.000%, 02/15/18	243,000	0.2
100,000		Commercial Vehicle Group, Inc., 7.875%, 04/15/19	99,500	0.1
85,000		Continental Airlines, Inc., 4.500%, 01/15/15	123,037	0.1
79,825		DAE Aviation Holdings, 6.250%, 07/31/14	81,023	0.1
126,690		DAE Aviation Holdings, 6.250%, 07/31/14	128,591	0.1
49,394		DAE Aviation Holdings, Inc. - TL B1 1L, 6.250%, 11/02/18	50,135	0.0
350,000	#	FTI Consulting, Inc., 6.000%, 11/15/22	364,000	0.3
509,000		General Cable Corp., 4.500%, 11/15/29	551,629	0.5
220,000		GeoEye, Inc., 9.625%, 10/01/15	244,200	0.2
120,000		Greenbrier Cos, Inc., 3.500%, 04/01/18	109,575	0.1
270,000	#	H&E Equipment Services, Inc., 7.000%, 09/01/22	288,900	0.3
197,300		Hunter Defense Technologies, 3.510%, 08/01/14	183,489	0.2
250,000	#,&	Igloo Holdings Corp., 8.250%, 12/15/17	248,125	0.2
310,000	#	JB Poindexter & Co., Inc., 9.000%, 04/01/22	322,013	0.3
190,000	#	Liberty Tire Recycling, 11.000%, 10/01/16	176,700	0.2
465,000		MasTec, Inc., 4.000%, 06/15/14	766,087	0.7
250,000	#	Mcron Finance Sub, LLC / Mcron Finance Corp., 8.375%, 05/15/19	257,500	0.2
415,000	#	Meritor, Inc., 7.875%, 03/01/26	382,578	0.4
100,000		Monitronics International, Inc., 9.125%, 04/01/20	103,500	0.1
465,000		Mueller Water Products, Inc., 7.375%, 06/01/17	482,438	0.4
715,000		Navistar International Corp., 3.000%, 10/15/14	656,459	0.6

See Accompanying Notes to Financial Statements

72

330,000		Navistar International Corp., 8.250%, 11/01/21	320,100	0.3
255,000		New Enterprise Stone & Lime Co., 11.000%, 09/01/18	192,525	0.2
100,000		Park-Ohio Industries, Inc., 8.125%, 04/01/21	106,750	0.1
150,000	#	Silver II Borrower / Silver II US Holdings, LLC, 7.750%, 12/15/20	156,000	0.1
250,000		Terex Corp., 6.000%, 05/15/21	264,375	0.2
253,000	#	USG Corp., 8.375%, 10/15/18	282,095	0.3
381,000		Wesco International, Inc., 6.000%, 09/15/29	945,833	0.9
200,000	&	YCC Holdings, LLC / Yankee Finance, Inc., 10.250%, 02/15/16	207,520	0.2
			10,048,534	9.2
		Information Technology: 8.8%
210,000	#	Advanced Micro Devices, Inc., 7.500%, 08/15/22	173,775	0.2
316,000	#	Allen Systems Group, Inc., 10.500%, 11/15/16	237,000	0.2
250,000		Ciena Corp., 0.875%, 06/15/17	216,719	0.2
150,000		Emdeon, Inc., 11.000%, 12/31/19	174,000	0.2
350,000		Equinix, Inc., 3.000%, 10/15/14	684,469	0.6
243,189		Expert Global Solutions, Inc., 8.000%, 04/03/18	244,557	0.2
75,000	#	First Data Corp., 7.375%, 06/15/19	78,000	0.1
89,000	#	First Data Corp., 8.250%, 01/15/21	89,445	0.1
89,000		First Data Corp., 12.625%, 01/15/21	94,117	0.1
510,000		j2 Global, Inc., 8.000%, 08/01/20	532,950	0.5
571,000		Lam Research Corp., 1.250%, 05/15/18	567,074	0.5
250,000		MEMC Electronic Materials, Inc., 7.750%, 04/01/19	211,250	0.2
450,000		Mentor Graphics Corp., 4.000%, 04/01/31	531,281	0.5
265,000	#	NCR Corp., 5.000%, 07/15/22	270,631	0.3
460,000		Novellus Systems, Inc., 2.625%, 05/15/41	575,000	0.5
200,000		Nuance Communications, Inc., 2.750%, 11/01/31	218,125	0.2
550,000		Nuance Communications, Inc., 2.750%, 08/15/27	726,000	0.7
135,000	#	Nuance Communications, Inc., 5.375%, 08/15/20	141,750	0.1
606,000		ON Semiconductor Corp., 2.625%, 12/15/26	648,799	0.6
375,000		SanDisk Corp., 1.500%, 08/15/17	436,875	0.4
250,000		Seagate HDD Cayman, 7.000%, 11/01/21	269,375	0.2
210,000		Seagate HDD Cayman, 7.750%, 12/15/18	231,787	0.2
399,000		Sunpower Corp. - Class A, 4.750%, 04/15/14	378,053	0.3
255,000		SunPower Corp., 4.500%, 03/15/15	237,788	0.2
49,495		Vertafore, Inc., 5.250%, 07/31/16	50,114	0.0
65,000		ViaSat, Inc., 6.875%, 06/15/20	68,250	0.1
375,000	#	Viasystems, Inc., 7.875%, 05/01/19	369,375	0.3
545,000	#	Vishay Intertechnology, Inc., 2.250%, 05/15/41	428,506	0.4
150,000		WebMD Health Corp., 2.250%, 03/31/16	140,625	0.1
635,000		WebMD Health Corp., 2.500%, 01/31/18	534,988	0.5
54,000		Xilinx, Inc., 3.125%, 03/15/37	68,681	0.1
			9,629,359	8.8
		Materials: 8.7%
300,000		AEP Industries, Inc., 8.250%, 04/15/19	322,500	0.3
400,000	#	Algoma Acquisition Corp., 9.875%, 06/15/15	280,000	0.3
354,240	#,&	ARD Finance SA, 11.125%, 06/01/18	377,266	0.3
135,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	149,512	0.1
640,000		Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	713,600	0.7
350,000	#	Eldorado Gold Corp., 6.125%, 12/15/20	357,875	0.3
220,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	227,150	0.2
219,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.000%, 11/15/20	200,932	0.2
245,000	#	IAMGOLD Corp., 6.750%, 10/01/20	239,487	0.2
215,000	#	Ineos Finance PLC, 9.000%, 05/15/15	229,512	0.2
235,000	#	Ineos Group Holdings PLC, 8.500%, 02/15/16	235,000	0.2
150,000	#	JMC Steel Group, 8.250%, 03/15/18	157,500	0.1
200,000		Kaiser Aluminum Corp., 8.250%, 06/01/20	219,000	0.2
660,000		LyondellBasell Industries NV, 5.000%, 04/15/19	732,600	0.7
350,000	#	Midwest Vanadium Pty Ltd., 11.500%, 02/15/18	208,250	0.2
155,000		Millar Western Forest Products Ltd., 8.500%, 04/01/21	141,050	0.1

See Accompanying Notes to Financial Statements

73

225,000	#	Molycorp, Inc., 10.000%, 06/01/20	210,375	0.2
150,000	#	New Gold, Inc., 7.000%, 04/15/20	160,875	0.1
333	&	Noranda Aluminium Acquisition Corp., 4.524%, 05/15/15	315	0.0
1,400,000		Nova Chemicals Corp., 7.875%, 09/15/25	1,387,750	1.3
325,000	#	Packaging Dynamics Corp., 8.750%, 02/01/16	341,250	0.3
170,000	#	PH Glatfelter Co., 5.375%, 10/15/20	175,100	0.2
80,000	#	Prince Mineral Holding Corp., 11.500%, 12/15/19	83,200	0.1
365,000	#	Sappi Papier Holding GmbH, 7.750%, 07/15/17	399,219	0.4
235,000	#	Sappi Papier Holding GmbH, 8.375%, 06/15/19	257,619	0.2
180,000		Steel Dynamics, Inc., 5.125%, 06/15/14	196,763	0.2
185,000	#	Steel Dynamics, Inc., 6.125%, 08/15/19	197,025	0.2
185,000	#	Steel Dynamics, Inc., 6.375%, 08/15/22	197,025	0.2
480,000		Texas Industries, Inc., 9.250%, 08/15/20	517,200	0.5
250,000	#	Tronox Finance, LLC, 6.375%, 08/15/20	253,438	0.2
305,000		Xerium Technologies, Inc., 8.875%, 06/15/18	276,025	0.3
			9,444,413	8.7
		Telecommunication Services: 4.6%
450,000		Cincinnati Bell, Inc., 8.250%, 10/15/17	487,125	0.4
288,000		Cincinnati Bell, Inc., 8.375%, 10/15/20	313,200	0.3
245,000		Frontier Communications Corp., 8.500%, 04/15/20	282,975	0.3
555,000		Frontier Communications Corp., 8.750%, 04/15/22	646,575	0.6
200,000		Frontier Communications Corp., 9.250%, 07/01/21	235,500	0.2
102,406	&	Intelsat Bermuda Ltd., 11.500%, 02/04/17	109,190	0.1
690,000	#,&	Intelsat Bermuda Ltd., 11.500%, 02/04/17	735,713	0.7
150,000		Intelsat Corp., 3.210%, 02/01/14	150,234	0.1
50,000		Intelsat Jackson Holdings SA, 7.250%, 04/01/19	54,000	0.1
1,445,000	X	Millicom International Cellular S.A. Escrow	—	—
700,000		PAETEC Holding Corp., 8.875%, 06/30/17	754,250	0.7
140,000	#	tw telecom holdings inc, 5.375%, 10/01/22	147,175	0.1
460,000		Windstream Corp., 7.500%, 06/01/22	489,900	0.5
350,000		Windstream Corp., 7.750%, 10/01/21	379,750	0.3
200,000		Windstream Corp., 7.750%, 10/15/20	217,000	0.2
			5,002,587	4.6
		Utilities: 1.5%
580		AES Red Oak, LLC, 8.540%, 11/30/19	636	0.0
330,000	#	Intergen NV, 9.000%, 06/30/17	297,000	0.3
275,000		NRG Energy, Inc., 7.625%, 01/15/18	306,625	0.3
550,000		NRG Energy, Inc., 7.625%, 05/15/19	591,250	0.5
200,000		NRG Energy, Inc., 7.875%, 05/15/21	223,000	0.2
100,000	#	Texas Competitive Electric Holdings Co., LLC / TCEH Finance, Inc., 11.500%, 10/01/20	78,750	0.1
375,000		Texas Competitive Electric Holdings Co., LLC / TCEH Finance, Inc., 15.000%, 04/01/21	129,375	0.1
			1,626,636	1.5

		Total Corporate Bonds/Notes (Cost $83,537,909)	88,065,389	80.8

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.0%
1,000,000	#	Timberstar Trust, 7.530%, 10/15/36	1,037,296	1.0

		Total Collateralized Mortgage Obligations (Cost $1,008,350)	1,037,296	1.0

ASSET-BACKED SECURITIES: 0.1%
		Other Asset-Backed Securities: 0.1%
120,000		Bear Stearns Asset-Backed Securities, Inc., 0.660%, 01/25/47	54,967	0.1

		Total Asset-Backed Securities (Cost $56,577)	54,967	0.1

Shares			Value	Percentage of Net Assets
COMMON STOCK: 12.4%
		Consumer Discretionary: 0.7%
2,908		Lear Corp.	136,211	0.1
6,731		Service Corp. International	92,955	0.1
8,709		Starbucks Corp.	466,977	0.4
2,267	@	WMS Industries, Inc.	39,672	0.1
			735,815	0.7
		Consumer Staples: 0.1%
35,400	@	Alliance One International, Inc.	128,856	0.1

		Energy: 0.8%
37,081	@	Hercules Offshore, Inc.	229,161	0.2
6,900		Marathon Oil Corp.	211,554	0.2

See Accompanying Notes to Financial Statements

74

3,450		Marathon Petroleum Corp.	217,350	0.2
2,859	@	Transocean Ltd.	127,654	0.2
			785,719	0.8
		Financials: 1.4%
91,204	@	Forest City Enterprises, Inc.	1,472,945	1.3
2,445		Legg Mason, Inc.	62,885	0.1
1,476	@	Perseus Holding Corp.	3,690	0.0
			1,539,520	1.4
		Health Care: 2.9%
10,538		Aetna, Inc.	487,909	0.5
1,400	@	Alere, Inc.	25,900	0.0
3,611	@	Alere, Inc.	668,541	0.6
4,404	@	Bio-Rad Laboratories, Inc.	462,640	0.4
5,400		Cigna Corp.	288,684	0.3
11,045		Thermo Fisher Scientific, Inc.	704,450	0.6
5,850	@	Waters Corp.	509,652	0.5
			3,147,776	2.9
		Industrials: 2.7%
11,148	@	BE Aerospace, Inc.	550,711	0.5
19,600	@	Commercial Vehicle Group, Inc.	160,916	0.1
16,312	@	DigitalGlobe, Inc.	398,665	0.4
3,471	@	Eaton Corp. PLC	188,128	0.2
5,414		ESCO Technologies, Inc.	202,538	0.2
6,900		Exelis, Inc.	77,763	0.1
4,100	@	General Cable Corp.	124,681	0.1
8,355	@	GeoEye, Inc.	256,749	0.2
785	@	Horizon Lines, Inc.	1,178	0.0
3,450		ITT Corp.	80,937	0.1
2,000		Joy Global, Inc.	127,560	0.1
5,449		Kennametal, Inc.	217,960	0.2
2,900		Lennox International, Inc.	152,308	0.1
16,300	@	Orbital Sciences Corp.	224,451	0.2
6,900		Xylem, Inc.	186,990	0.2
			2,951,535	2.7
		Information Technology: 1.2%
5,800	@	Arrow Electronics, Inc.	220,864	0.2
14,400	@	Ingram Micro, Inc.	243,648	0.2
9,479	@	Itron, Inc.	422,290	0.4
21	@	Magnachip Semiconductors S.A.	—	—
32,651	@	OCZ Technology Group, Inc.	62,363	0.1
9,964	@	TE Connectivity Ltd.	369,864	0.3
			1,319,029	1.2
		Materials: 2.4%
16,600		Freeport-McMoRan Copper & Gold, Inc.	567,720	0.5
13,895		Georgia Gulf Corp.	573,586	0.5
19,753	@	LyondellBasell Industries N.V. Cl A	1,127,699	1.0
13,200	@	Owens-Illinois, Inc.	280,764	0.3
91,233	@	Polymet Mining Corp.	83,870	0.1
			2,633,639	2.4
		Telecommunication Services: 0.2%
28,800		Windstream Corp.	238,464	0.2

		Total Common Stock (Cost $8,897,948)	13,480,353	12.4

PREFERRED STOCK: 1.5%
		Energy: 0.6%
11,500	@	Petroquest Energy, Inc.	373,391	0.4
1,016	@	SandRidge Energy, Inc.	104,521	0.1
1,400	@	SandRidge Energy, Inc.	146,370	0.1
			624,282	0.6
		Financials: 0.6%
325	#,@,P	Ally Financial, Inc.	319,221	0.3
13,000	@,P	GMAC Capital Trust I	346,450	0.3
775	#,@	Perseus Holding Corp.	42,625	0.0
			708,296	0.6

		Industrials: 0.3%
2,200	@,P	General Cable Corp.	334,950	0.3

		Total Preferred Stock (Cost $2,185,695)	1,667,528	1.5

WARRANTS: 0.2%
		Energy: 0.0%
75	#,@	Green Field Energy Services, Inc.	2,325	0.0

		Industrials: 0.2%
3,874,272	@	Horizon Lines, Inc.	232,456	0.2

		Information Technology: —%
840	@	Magnachip Semiconductors S.A.	—	—

		Total Warrants (Cost $354,469)	234,781	0.2

		Total Long-Term Investments (Cost $96,040,948)	104,540,314	96.0

SHORT-TERM INVESTMENTS: 2.8%
		Mutual Funds: 2.8%
3,095,870		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $3,095,870)	3,095,870	2.8

		Total Short-Term Investments (Cost $3,095,870)	3,095,870	2.8

		Total Investments in Securities (Cost $99,136,818)	$107,636,184	98.8
		Assets in Excess of Other Liabilities	1,335,350	1.2
		Net Assets	$108,971,534	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

See Accompanying Notes to Financial Statements

75

&	Payment-in-kind
P	Preferred Stock may be called prior to convertible date.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is $99,670,065.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,068,002
Gross Unrealized Depreciation	(5,101,883)
Net Unrealized Appreciation	$7,966,119

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$735,815	$—	$—	$735,815
Consumer Staples	128,856	—	—	128,856
Energy	785,719	—	—	785,719
Financials	1,535,830	—	3,690	1,539,520
Health Care	3,147,776	—	—	3,147,776
Industrials	2,951,535	—	—	2,951,535
Information Technology	1,319,029	—	—	1,319,029
Materials	2,633,639	—	—	2,633,639
Telecommunication Services	238,464	—	—	238,464
Total Common Stock	13,476,663	—	3,690	13,480,353
Preferred Stock	—	1,624,903	42,625	1,667,528
Warrants	2,325	232,456	—	234,781
Corporate Bonds/Notes	—	87,219,652	845,737	88,065,389
Collateralized Mortgage Obligations	—	1,037,296	—	1,037,296
Asset-Backed Securities	—	54,967	—	54,967
Short-Term Investments	3,095,870	—	—	3,095,870
Total Investments, at fair value	$16,574,858	$90,169,274	$892,052	$107,636,184

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

76

SUMMARY PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO	AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Consumer Discretionary: 20.5%
11,200	@	Autozone, Inc.	3,969,616	0.6
61,300	@	Bed Bath & Beyond, Inc.	3,427,283	0.5
58,100		Brinker International, Inc.	1,800,519	0.3
132,300	@	Carmax, Inc.	4,966,542	0.7
47,100	@	Charter Communications, Inc.	3,590,904	0.5
83,200		Chico’s FAS, Inc.	1,535,872	0.2
14,400	@	Chipotle Mexican Grill, Inc.	4,283,424	0.6
72,800		Choice Hotels International, Inc.	2,447,536	0.3
49,100		Dick’s Sporting Goods, Inc.	2,233,559	0.3
97,550	@	Discovery Communications, Inc. - Class C	5,706,675	0.8
82,900	@	Dollar General Corp.	3,655,061	0.5
87,100	@	Dollar Tree, Inc.	3,532,776	0.5
6,100		DSW, Inc.	400,709	0.1
42,300	@	Fossil, Inc.	3,938,130	0.6
40,900		Gap, Inc.	1,269,536	0.2
126,900		Gentex Corp.	2,388,258	0.3
233,880	@,L	Groupon, Inc.	1,141,334	0.2
35,800		Guess ?, Inc.	878,532	0.1
29,000	@	Hyatt Hotels Corp.	1,118,530	0.2
137,100		Interpublic Group of Cos., Inc.	1,510,842	0.2
70,000		Kohl’s Corp.	3,008,600	0.4
186,600	@	Liberty Media Corp. - Interactive	3,672,288	0.5
41,600		Limited Brands, Inc.	1,957,696	0.3
28,000	@,L	Lululemon Athletica, Inc.	2,134,440	0.3
52,650	@	The Madison Square Garden, Inc.	2,335,028	0.3
104,212		Marriott International, Inc.	3,883,981	0.5
144,600		Mattel, Inc.	5,295,252	0.7
98,000		McGraw-Hill Cos., Inc.	5,357,660	0.8
41,600		Men’s Wearhouse, Inc.	1,296,256	0.2
109,619	@	Michael Kors Holdings Ltd.	5,593,858	0.8
17,592	@	NetFlix, Inc.	1,632,186	0.2
119,300		Omnicom Group, Inc.	5,960,228	0.8
52,300	@	O’Reilly Automotive, Inc.	4,676,666	0.7
97,200	@,L	Pandora Media, Inc.	892,296	0.1
15,700	@	Panera Bread Co.	2,493,631	0.3
41,700		Petsmart, Inc.	2,849,778	0.4
86,200		Ross Stores, Inc.	4,667,730	0.7
60,200	@	Royal Caribbean Cruises Ltd.	2,046,800	0.3
75,100		Sotheby’s	2,524,862	0.4
91,600		Starwood Hotels & Resorts Worldwide, Inc.	5,254,176	0.7
26,400		Strayer Education, Inc.	1,482,888	0.2
48,400		Tiffany & Co.	2,775,256	0.4
82,150	L	Tim Hortons, Inc.	4,040,137	0.6
56,600	@	Toll Brothers, Inc.	1,829,878	0.3
22,000		Tractor Supply Co.	1,943,920	0.3
57,200	@	TRW Automotive Holdings Corp.	3,066,492	0.4
39,300	@	Urban Outfitters, Inc.	1,546,848	0.2
26,800		Weight Watchers International, Inc.	1,403,248	0.2
39,800		Williams-Sonoma, Inc.	1,742,046	0.2
34,900		Wynn Resorts Ltd.	3,925,901	0.6
			145,085,664	20.5
		Consumer Staples: 5.9%
34,100		Beam, Inc.	2,083,169	0.3
44,750		Brown-Forman Corp.	2,830,438	0.4
30,000		Campbell Soup Co.	1,046,700	0.1
72,700		Church & Dwight Co., Inc.	3,894,539	0.5
35,700		Clorox Co.	2,613,954	0.4
90,900		Dr Pepper Snapple Group, Inc.	4,015,962	0.6
107,400		Flowers Foods, Inc.	2,499,198	0.4
41,000	@	Fresh Market, Inc.	1,971,690	0.3
41,700		Hershey Co.	3,011,574	0.4
21,100		JM Smucker Co.	1,819,664	0.3
56,400		Kellogg Co.	3,149,940	0.4
24,900		Lorillard, Inc.	2,905,083	0.4
59,700		McCormick & Co., Inc.	3,792,741	0.5
29,800		Mead Johnson Nutrition Co.	1,963,522	0.3
49,500		Whole Foods Market, Inc.	4,520,835	0.6
			42,119,009	5.9
		Energy: 5.8%
52,300	@	Cameron International Corp.	2,952,858	0.4
24,600		Cimarex Energy Co.	1,420,158	0.2
30,100	@	Concho Resources, Inc.	2,424,856	0.3
19,100	@	Continental Resources, Inc.	1,403,659	0.2
21,400	@	Core Laboratories NV	2,339,234	0.3
21,900	L	Diamond Offshore Drilling	1,488,324	0.2
26,900	@	Dresser-Rand Group, Inc.	1,510,166	0.2
40,800	@	Energy XXI Bermuda Ltd.	1,313,352	0.2
36,600		EQT Corp.	2,158,668	0.3
78,800	@	FMC Technologies, Inc.	3,375,004	0.5
186,500	@	Halcon Resources Corp.	1,290,580	0.2
23,400		Lufkin Industries, Inc.	1,360,242	0.2
180,700	@	McDermott International, Inc.	1,991,314	0.3
111,300	@	Nabors Industries Ltd.	1,608,285	0.2
60,700		Oceaneering International, Inc.	3,265,053	0.5
51,000		Peabody Energy Corp.	1,357,110	0.2
15,200		Pioneer Natural Resources Co.	1,620,168	0.2
46,900		QEP Resources, Inc.	1,419,663	0.2
67,700		Range Resources Corp.	4,253,591	0.6
34,300		SM Energy Co.	1,790,803	0.2
34,500	@	Southwestern Energy Co.	1,152,645	0.2
			41,495,733	5.8
		Financials: 7.1%
41,100	@	Arch Capital Group Ltd.	1,809,222	0.3
50,400	@	Axis Capital Holdings Ltd.	1,745,856	0.2
59,900		BankUnited, Inc.	1,463,956	0.2
92,200		Brown & Brown, Inc.	2,347,412	0.3
111,533		CBOE Holdings, Inc.	3,285,762	0.5
167,900	@	E*Trade Financial Corp.	1,502,705	0.2
101,700		Fifth Third Bancorp.	1,544,823	0.2
127,413		First Horizon National Corp.	1,262,663	0.2

See Accompanying Notes to Financial Statements

77

117,000	@	Forest City Enterprises, Inc.	1,889,550	0.3
43,600		HCC Insurance Holdings, Inc.	1,622,356	0.2
32,200	@	IntercontinentalExchange, Inc.	3,986,682	0.6
58,400	@	Invesco Ltd.	1,523,656	0.2
41,100		Jones Lang LaSalle, Inc.	3,449,934	0.5
112,800		Lazard Ltd.	3,365,952	0.5
82,800		Moody’s Corp.	4,166,496	0.6
55,900	@	MSCI, Inc. - Class A	1,732,341	0.2
30,200		Northern Trust Corp.	1,514,832	0.2
73,700		Progressive Corp.	1,555,070	0.2
18,500	@	RenaissanceRe Holdings Ltd.	1,503,310	0.2
23,300	@	SVB Financial Group	1,304,101	0.2
97,100		TCF Financial Corp.	1,179,765	0.2
94,300		TD Ameritrade Holding Corp.	1,585,183	0.2
69,600	@	Willis Group Holdings PLC	2,333,688	0.3
31,700		WR Berkley Corp.	1,196,358	0.2
56,800		Zions Bancorp.	1,215,520	0.2
			50,087,193	7.1
		Health Care: 14.7%
62,800	@	Alexion Pharmaceuticals, Inc.	5,891,268	0.8
86,900	@	Alkermes PLC	1,609,388	0.2
137,000		AmerisourceBergen Corp.	5,915,660	0.8
76,700	@	Ariad Pharmaceuticals, Inc.	1,471,106	0.2
68,000	@	BioMarin Pharmaceuticals, Inc.	3,349,000	0.5
91,800	@	Bruker BioSciences Corp.	1,401,786	0.2
122,650	@	Catamaran Corp.	5,778,042	0.8
37,400	@	Cerner Corp.	2,903,736	0.4
31,100		Cigna Corp.	1,662,606	0.2
51,000	@	Community Health Systems, Inc.	1,567,740	0.2
30,900	@	Covance, Inc.	1,785,093	0.3
45,400		CR Bard, Inc.	4,437,396	0.6
36,800	@	Cubist Pharmaceuticals, Inc.	1,547,808	0.2
34,400	@	DaVita, Inc.	3,802,232	0.5
74,200		Densply International, Inc.	2,939,062	0.4
17,900	@	Edwards Lifesciences Corp.	1,614,043	0.2
104,300	@	Elan Corp. PLC ADR	1,064,903	0.2
41,600	@	Henry Schein, Inc.	3,347,136	0.5
44,400	@	HMS Holdings Corp.	1,150,848	0.2
44,000	@	Hospira, Inc.	1,374,560	0.2
19,200		Humana, Inc.	1,317,696	0.2
22,500	@	Idexx Laboratories, Inc.	2,088,000	0.3
174,300	@,L	Incyte Corp., Ltd.	2,895,123	0.4
26,100	@	Jazz Pharmaceuticals PLC	1,388,520	0.2
42,500	@	Laboratory Corp. of America Holdings	3,681,350	0.5
27,500	@	Life Technologies Corp.	1,349,700	0.2
26,000	@	Medivation, Inc.	1,330,160	0.2
38,100	@	Mednax, Inc.	3,029,712	0.4
20,900	@	Mettler Toledo International, Inc.	4,039,970	0.6
51,000	@	Myriad Genetics, Inc.	1,389,750	0.2
24,500	@	Onyx Pharmaceuticals, Inc.	1,850,485	0.3
39,600	@	Pharmacyclics, Inc.	2,292,840	0.3
2,543	@	Prothena Corp. PLC	18,640	0.0
67,700		Quest Diagnostics	3,944,879	0.6
31,900	L	Questcor Pharmaceuticals, Inc.	852,368	0.1
32,600	@	Regeneron Pharmaceuticals, Inc.	5,576,882	0.8
37,200	@	Thoratec Corp.	1,395,744	0.2
38,900		Universal Health Services, Inc.	1,880,815	0.3
46,000	@	Valeant Pharmaceuticals International	2,749,420	0.4
22,100	@	Varian Medical Systems, Inc.	1,552,304	0.2
51,900	@	Vertex Pharmaceuticals, Inc.	2,176,686	0.3
16,900	@	Waters Corp.	1,472,328	0.2
21,600	@	WellCare Health Plans, Inc.	1,051,704	0.2
			103,938,489	14.7
		Industrials: 16.6%
40,700	@	Alaska Air Group, Inc.	1,753,763	0.3
84,362		Ametek, Inc.	3,169,480	0.5
113,150		Babcock & Wilcox Co.	2,964,530	0.4
72,400		CH Robinson Worldwide, Inc.	4,577,128	0.7
29,500		Clarcor, Inc.	1,409,510	0.2
60,900	@	Clean Harbors, Inc.	3,350,109	0.5
36,300	@	Copa Holdings S.A.	3,610,035	0.5
53,400	@	Copart, Inc.	1,575,300	0.2
17,000	@	CoStar Group, Inc.	1,519,290	0.2
73,500		Donaldson Co., Inc.	2,413,740	0.3
17,200		Dun & Bradstreet Corp.	1,352,780	0.2
80,900		Expeditors International Washington, Inc.	3,199,595	0.5
62,900		Fastenal Co.	2,936,801	0.4
11,700		Flowserve Corp.	1,717,560	0.3
54,100		Fluor Corp.	3,177,834	0.5
68,400	@	Fortune Brands Home & Security, Inc.	1,998,648	0.3
33,300		Graco, Inc.	1,714,617	0.2
89,900	@	Hertz Global Holdings, Inc.	1,462,673	0.2
34,600		Hubbell, Inc.	2,928,198	0.4
32,100		IDEX Corp.	1,493,613	0.2
44,400	@	IHS, Inc.	4,262,400	0.6
66,400	@	II-VI, Inc.	1,213,128	0.2
49,300		JB Hunt Transport Services, Inc.	2,943,703	0.4
24,800		Joy Global, Inc.	1,581,744	0.2
61,600		Kansas City Southern	5,142,368	0.7
54,400		Landstar System, Inc.	2,853,824	0.4
66,300		Manpower, Inc.	2,813,772	0.4
48,700	@	Nielsen Holdings NV	1,489,733	0.2
25,100		Paccar, Inc.	1,134,771	0.2
52,400		Pall Corp.	3,157,624	0.5
62,800	@	Quanta Services, Inc.	1,713,812	0.2
72,800	@	Rexnord Corp.	1,550,640	0.2
40,600	L	Ritchie Brothers Auctioneers, Inc.	848,134	0.1
72,800		Robert Half International, Inc.	2,316,496	0.3
41,800		Roper Industries, Inc.	4,659,864	0.7
60,500	@	Sensata Technologies Holdings N.V.	1,965,040	0.3
224,700		Southwest Airlines Co.	2,300,928	0.3

See Accompanying Notes to Financial Statements

78

16,500	@	Stericycle, Inc.	1,538,955	0.2
57,700	@	Terex Corp.	1,621,947	0.2
17,200	@	TransDigm Group, Inc.	2,345,392	0.3
30,300		Triumph Group, Inc.	1,978,590	0.3
28,100		Valmont Industries, Inc.	3,837,055	0.5
54,600	@	Verisk Analytics, Inc.	2,784,600	0.4
44,400	@	WABCO Holdings, Inc.	2,894,436	0.4
32,500		Wabtec Corp.	2,845,050	0.4
92,500		Waste Connections, Inc.	3,125,575	0.4
20,800		WW Grainger, Inc.	4,209,296	0.6
			117,454,081	16.6
		Information Technology: 19.9%
57,000	@	Acme Packet, Inc.	1,260,840	0.2
18,500	@	Alliance Data Systems Corp.	2,678,060	0.4
131,100		Altera Corp.	4,515,084	0.6
59,600		Amphenol Corp.	3,856,120	0.5
60,700		Analog Devices, Inc.	2,553,042	0.4
51,100	@	Ansys, Inc.	3,441,074	0.5
108,400		ARM Holdings PLC ADR	4,100,772	0.6
99,100	@	Aruba Networks, Inc.	2,056,325	0.3
247,400	@	Atmel Corp.	1,620,470	0.2
85,800	@	Autodesk, Inc.	3,033,030	0.4
66,200	@	Check Point Software Technologies	3,153,768	0.4
79,900	@	Ciena Corp.	1,254,430	0.2
33,600	@	Citrix Systems, Inc.	2,209,200	0.3
25,400	@	Commvault Systems, Inc.	1,770,634	0.2
51,200	@	Concur Technologies, Inc.	3,457,024	0.5
318,224	@,X	Coupon.com	856,023	0.1
19,495	@,X	Dropbox, Inc.	149,950	0.1
10,500	@	Equinix, Inc.	2,165,100	0.3
22,200	@	F5 Networks, Inc.	2,156,730	0.3
14,000		Factset Research Systems, Inc.	1,232,840	0.2
85,000	@	Fortinet, Inc.	1,790,950	0.3
89,900	@	Gartner, Inc.	4,137,198	0.6
88,600	@	Genpact Ltd.	1,373,300	0.2
76,500	@	Informatica Corp.	2,319,480	0.3
80,300		Intuit, Inc.	4,777,850	0.7
31,300	@,L	IPG Photonics Corp.	2,086,145	0.3
18,000	@	Itron, Inc.	801,900	0.1
83,200		Jabil Circuit, Inc.	1,604,928	0.2
157,400	@	JDS Uniphase Corp.	2,131,196	0.3
78,700	@	Juniper Networks, Inc.	1,548,029	0.2
30,400		KLA-Tencor Corp.	1,451,904	0.2
39,300	@	Lam Research Corp.	1,419,909	0.2
93,000		Linear Technology Corp.	3,189,900	0.5
15,500	@	LinkedIn Corp.	1,779,710	0.3
111,800	@	Marvell Technology Group Ltd.	811,668	0.1
74,000		Microchip Technology, Inc.	2,411,660	0.3
30,900	@	Micros Systems, Inc.	1,311,396	0.2
35,800		Motorola Solutions, Inc.	1,993,344	0.3
55,500		National Instruments Corp.	1,432,455	0.2
45,500	@	NetApp, Inc.	1,526,525	0.2
219,800	@	Nuance Communications, Inc.	4,905,936	0.7
173,500		Nvidia Corp.	2,132,315	0.3
4,000	@,L	Palo Alto Networks, Inc.	214,080	0.0
56,500		Paychex, Inc.	1,759,410	0.2
27,700	@	Rackspace Hosting, Inc.	2,057,279	0.3
99,900	@	Red Hat, Inc.	5,290,704	0.7
14,400	@	Salesforce.com, Inc.	2,420,640	0.3
33,100	@	Sandisk Corp.	1,441,836	0.2
83,200	@,L	ServiceNow, Inc.	2,498,496	0.4
39,500	@	Silicon Laboratories, Inc.	1,651,495	0.2
28,600	@	Sina Corp.	1,436,292	0.2
87,900	@	Skyworks Solutions, Inc.	1,784,370	0.3
26,600		Solera Holdings, Inc.	1,422,302	0.2
57,900	@	Teradata Corp.	3,583,431	0.5
150,000	@	TIBCO Software, Inc.	3,301,500	0.5
71,700	@	Trimble Navigation Ltd.	4,286,226	0.6
147,800	@	Vantiv, Inc.	3,018,076	0.4
120,200		Western Union Co.	1,635,922	0.2
36,500	@,L	Workday, Inc.	1,989,250	0.3
32,847	@,X	Workday, Inc. - Class B	1,700,653	0.2
111,700		Xilinx, Inc.	4,010,030	0.6
32,800	@	Zebra Technologies Corp.	1,288,384	0.2
			141,248,590	19.9
		Materials: 6.9%
15,400		Air Products & Chemicals, Inc.	1,293,908	0.2
22,000		Albemarle Corp.	1,366,640	0.2
111,500		Ball Corp.	4,989,625	0.7
36,900		Carpenter Technology Corp.	1,905,147	0.3
83,900		Celanese Corp.	3,736,067	0.5
16,300		CF Industries Holdings, Inc.	3,311,508	0.5
71,700		Compass Minerals International, Inc.	5,356,707	0.7
166,700		Eldorado Gold Corp.	2,147,096	0.3
136,300		HudBay Minerals, Inc.	1,372,541	0.2
184,100	@	Osisko Mining Corp.	1,478,323	0.2
30,900		PPG Industries, Inc.	4,182,315	0.6
85,700		Rockwood Holdings, Inc.	4,238,722	0.6
35,400		Sherwin-Williams Co.	5,445,228	0.8
21,200		Sigma-Aldrich Corp.	1,559,896	0.2
53,000		Sociedad Quimica y Minera de Chile SA ADR	3,054,920	0.4
78,700	@	Stillwater Mining Co	1,005,786	0.1
31,100		Vulcan Materials Co.	1,618,755	0.2
34,600		Walter Industries, Inc.	1,241,448	0.2
			49,304,632	6.9
		Telecommunication Services: 1.8%
100,500	@	Crown Castle International Corp.	7,252,080	1.0
81,350	@	SBA Communications Corp.	5,777,477	0.8
			13,029,557	1.8
		Utilities: 0.4%
145,500	@	Calpine Corp.	2,637,915	0.4

		Total Common Stock (Cost $553,748,582)	706,400,863	99.6

PREFERRED STOCK: 0.1%
		Information Technology: 0.1%
24,209	@,X	Dropbox, Inc. - Series A	186,209	0.0

See Accompanying Notes to Financial Statements

79

118,921	@,X	Dropbox, Inc. - Series A-1	914,709	0.1

		Total Preferred Stock (Cost $1,295,198)	1,100,918	0.1

		Total Long-Term Investments (Cost $555,043,780)	707,501,781	99.7

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
		Securities Lending Collateral(cc)(1): 2.0%
3,296,988		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $3,297,042, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $3,362,928, due 08/01/27-01/01/43)	3,296,988	0.4
3,296,988		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $3,297,024, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,362,928, due 10/01/16-12/20/42)	3,296,988	0.5
693,873		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $693,880, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $707,752, due 10/31/17-08/15/22)	693,873	0.1
3,296,988		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $3,297,022, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $3,362,928, due 08/09/13-06/20/42)	3,296,988	0.5
3,296,988		Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $3,297,021, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $3,362,928, due 10/01/32-01/01/43)	3,296,988	0.5
			13,881,825	2.0

Shares
		Affiliated Investment Companies: 0.2%
1,812,683		T. Rowe Price Reserve Investment Fund (Cost $1,812,683)	1,812,683	0.2

		Total Short-Term Investments (Cost $15,694,508)	15,694,508	2.2

		Total Investments in Securities (Cost $570,738,288)	$723,196,289	101.9
		Liabilities in Excess of Other Assets	(13,758,630)	(1.9)
		Net Assets	$709,437,659	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $571,002,938.

Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$185,551,608
	Gross Unrealized Depreciation	(33,358,257)
	Net Unrealized Appreciation	$152,193,351

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

80

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$145,085,664	$—	$—	$145,085,664
Consumer Staples	42,119,009	—	—	42,119,009
Energy	41,495,733	—	—	41,495,733
Financials	50,087,193	—	—	50,087,193
Health Care	103,938,489	—	—	103,938,489
Industrials	117,454,081	—	—	117,454,081
Information Technology	138,541,964	1,700,653	1,005,973	141,248,590
Materials	44,771,389	4,533,243	—	49,304,632
Telecommunication Services	13,029,557	—	—	13,029,557
Utilities	2,637,915	—	—	2,637,915
Total Common Stock	699,160,994	6,233,896	1,005,973	706,400,863
Preferred Stock	—	—	1,100,918	1,100,918
Short-Term Investments	1,812,683	13,881,825	—	15,694,508
Total Investments, at fair value	$700,973,677	$20,115,721	$2,106,891	$723,196,289

^                  See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#                 The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

81

SUMMARY PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO	AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Consumer Discretionary: 20.2%
202,400	@	Amazon.com, Inc.	50,830,736	4.4
28,700	@	Autozone, Inc.	10,172,141	0.9
187,400	@	Carmax, Inc.	7,034,996	0.6
148,675		Carnival PLC	5,773,416	0.5
30,900	@	Charter Communications, Inc.	2,355,816	0.2
31,700	@	Chipotle Mexican Grill, Inc.	9,429,482	0.8
71,900	@	Dollar Tree, Inc.	2,916,264	0.2
268,900		D.R. Horton, Inc.	5,318,842	0.5
75,704	@	Fossil, Inc.	7,048,042	0.6
79,400		Harley-Davidson, Inc.	3,877,896	0.3
217,600		Home Depot, Inc.	13,458,560	1.2
203,000		Las Vegas Sands Corp.	9,370,480	0.8
162,900	L	Lennar Corp.	6,299,343	0.5
117,600		Lowe’s Cos., Inc.	4,177,152	0.4
133,011		Marriott International, Inc.	4,957,320	0.4
97,800	@	MGM Resorts International	1,138,392	0.1
126,000		Nike, Inc.	6,501,600	0.6
487,800		Prada SpA	4,739,844	0.4
44,259	@	Priceline.com, Inc.	27,493,691	2.4
28,900		PVH Corp.	3,208,189	0.3
23,700		Ralph Lauren Corp.	3,553,104	0.3
104,400		Ross Stores, Inc.	5,653,260	0.5
270,800		Starbucks Corp.	14,520,296	1.3
143,000		Starwood Hotels & Resorts Worldwide, Inc.	8,202,480	0.7
23,900		Tractor Supply Co.	2,111,804	0.2
69,100	@	TripAdvisor, Inc.	2,899,436	0.2
156,800		Walt Disney Co.	7,807,072	0.7
38,900		Yum! Brands, Inc.	2,582,960	0.2
			233,432,614	20.2
		Consumer Staples: 5.3%
52,687		Anheuser-Busch InBev Worldwide, Inc.	4,588,251	0.4
188,000		Coca-Cola Co.	6,815,000	0.6
54,400		Colgate-Palmolive Co.	5,686,976	0.5
91,200		Costco Wholesale Corp.	9,007,824	0.8
214,900		CVS Caremark Corp.	10,390,415	0.9
82,900	@	Monster Beverage Corp.	4,383,752	0.3
80,691		Nestle S.A.	5,264,561	0.5
30,786		Pernod-Ricard S.A.	3,571,840	0.3
71,200		Philip Morris International, Inc.	5,955,168	0.5
61,200		Whole Foods Market, Inc.	5,589,396	0.5
			61,253,183	5.3
		Energy: 4.2%
79,700		EOG Resources, Inc.	9,626,963	0.8
32,400		EQT Corp.	1,910,952	0.2
162,300	@	FMC Technologies, Inc.	6,951,309	0.6
28,500		Occidental Petroleum Corp.	2,183,385	0.2
32,500		Pioneer Natural Resources Co.	3,464,175	0.3
143,400		Range Resources Corp.	9,009,822	0.8
117,300		Schlumberger Ltd.	8,127,717	0.7
226,100		Williams Cos., Inc.	7,402,514	0.6
			48,676,837	4.2
		Financials: 5.9%
253,400		American Express Co.	14,565,432	1.3
341,400		American Tower Corp.	26,379,978	2.3
84,008		Franklin Resources, Inc.	10,559,806	0.9
27,400	@	IntercontinentalExchange, Inc.	3,392,394	0.3
330,700	@	Invesco Ltd.	8,627,963	0.7
134,700		US Bancorp.	4,302,318	0.4
			67,827,891	5.9
		Health Care: 9.5%
84,800	@	Alexion Pharmaceuticals, Inc.	7,955,088	0.7
49,400		Allergan, Inc.	4,531,462	0.4
89,200		Baxter International, Inc.	5,946,072	0.5
71,400	@	Biogen Idec, Inc.	10,472,238	0.9
111,920	@	Catamaran Corp.	5,272,551	0.5
55,358	@	Celgene Corp.	4,357,782	0.4
23,300	@	Covidien PLC	1,345,342	0.1
66,000	@	Edwards Lifesciences Corp.	5,951,220	0.5
91,000	@	Express Scripts Holding Co.	4,914,000	0.4
138,200	@	Gilead Sciences, Inc.	10,150,790	0.9
146,300		McKesson Corp.	14,185,248	1.2
42,505		Novo-Nordisk A/S	6,921,372	0.6
32,700	@	Onyx Pharmaceuticals, Inc.	2,469,831	0.2
29,300	@	Regeneron Pharmaceuticals, Inc.	5,012,351	0.4
96,800		Stryker Corp.	5,306,576	0.5
130,900		UnitedHealth Group, Inc.	7,100,016	0.6
129,400	@	Valeant Pharmaceuticals International	7,734,238	0.7
			109,626,177	9.5
		Industrials: 12.4%
108,500		Babcock & Wilcox Co.	2,842,700	0.2
104,100		Boeing Co.	7,844,976	0.7
497,700		Danaher Corp.	27,821,430	2.4
54,700		Deere & Co.	4,727,174	0.4
337,800		Fastenal Co.	15,771,882	1.4
62,500		FedEx Corp.	5,732,500	0.5
42,600	@	IHS, Inc.	4,089,600	0.4
94,500		JB Hunt Transport Services, Inc.	5,642,595	0.5
116,800		Kansas City Southern	9,750,464	0.8
110,300		Precision Castparts Corp.	20,893,026	1.8
91,100		Roper Industries, Inc.	10,155,828	0.9
95,900		Union Pacific Corp.	12,056,548	1.0
112,900	@	United Continental Holdings, Inc.	2,639,602	0.2
134,900		United Parcel Service, Inc. - Class B	9,946,177	0.9
19,200		WW Grainger, Inc.	3,885,504	0.3
			143,800,006	12.4
		Information Technology: 35.1%
185,300	@	Accenture PLC	12,322,450	1.1
135,800	@	Akamai Technologies, Inc.	5,555,578	0.5
26,300	@	Alliance Data Systems Corp.	3,807,188	0.3

See Accompanying Notes to Financial Statements

82

206,800		Apple, Inc.	110,230,604	9.5
104,500	@	Autodesk, Inc.	3,694,075	0.3
64,500	@	Baidu.com ADR	6,468,705	0.6
225,200		Broadcom Corp.	7,478,892	0.6
40,500	@	Cognizant Technology Solutions Corp.	2,999,025	0.3
539,300	@	eBay, Inc.	27,515,086	2.4
305,700	@	EMC Corp.	7,734,210	0.7
97,891	@	Facebook, Inc.	2,606,837	0.2
36,800	@	Fiserv, Inc.	2,908,304	0.3
80,750	@	Google, Inc. - Class A	57,281,627	5.0
473,500	@	Juniper Networks, Inc.	9,313,745	0.8
71,000	@	LinkedIn Corp.	8,152,220	0.7
84,501	@,X	LivingSocial.com	150,412	0.0
72,100		Mastercard, Inc.	35,421,288	3.1
139,706	@	Nuance Communications, Inc.	3,118,238	0.3
480,700		Qualcomm, Inc.	29,813,014	2.6
84,700	@	Rackspace Hosting, Inc.	6,290,669	0.5
136,100	@	Red Hat, Inc.	7,207,856	0.6
76,616	@	Salesforce.com, Inc.	12,879,150	1.1
3,744		Samsung Electronics Co., Ltd.	5,379,378	0.5
107,900		Tencent Holdings Ltd.	3,538,765	0.3
105,900	@	Trimble Navigation Ltd.	6,330,702	0.5
44,243	@,X	Twitter, Inc.	563,656	0.1
72,209	@,X	Twitter, Inc.	919,943	0.1
115	@,X	Twitter, Inc. - Series A	1,465	0.0
1,793	@,X	Twitter, Inc. - Series B	22,843	0.0
32,286	@,X	Twitter, Inc. - Series B	411,324	0.0
8,758	@,X	Twitter, Inc. - Series C	111,577	0.0
460	@,X	Twitter, Inc. - Series C	5,860	0.0
16,982	@,X	Twitter, Inc. - Series D	216,351	0.0
5,817	@,X	Twitter, Inc. - Series F	74,108	0.0
163,100		Visa, Inc.	24,722,698	2.1
			405,247,843	35.1
		Materials: 3.5%
106,300		Ecolab, Inc.	7,642,970	0.7
185,400		Praxair, Inc.	20,292,030	1.8
77,500		Sherwin-Williams Co.	11,921,050	1.0
			39,856,050	3.5
		Telecommunication Services: 3.0%
482,612	@	Crown Castle International Corp.	34,825,282	3.0

		Total Common Stock (Cost $817,727,486)	1,144,545,883	99.1

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
		Securities Lending Collateral(cc)(1): 0.5%
1,474,946		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,474,970, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $1,504,445, due 08/01/27-01/01/43)	1,474,946	0.2
1,474,946		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,474,962, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,504,445, due 10/01/16-12/20/42)	1,474,946	0.1
310,408		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $310,411, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $316,617, due 10/31/17-08/15/22)	310,408	0.0
1,474,946		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,474,961, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,504,445, due 08/09/13-06/20/42)	1,474,946	0.1

See Accompanying Notes to Financial Statements

83

1,474,946	Royal Bank of Canada Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,474,961, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,504,445, due 10/01/32-01/01/43)	1,474,946	0.1
		6,210,192	0.5

Shares		Value	Percentage of Net Assets
	Affiliated Investment Companies: 1.2%
13,324,410	T. Rowe Price Reserve Investment Fund (Cost $13,324,410)	13,324,410	1.2

	Total Short-Term Investments (Cost $19,534,602)	19,534,602	1.7

	Total Investments in Securities (Cost $837,262,088)	$1,164,080,485	100.8
	Liabilities in Excess of Other Assets	(8,817,732)	(0.8)
	Net Assets	$1,155,262,753	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $840,964,947.

Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$336,122,242
	Gross Unrealized Depreciation	(13,006,704)
	Net Unrealized Appreciation	$323,115,538

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

84

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$222,919,354	$10,513,260	$—	$233,432,614
Consumer Staples	47,828,531	13,424,652	—	61,253,183
Energy	48,676,837	—	—	48,676,837
Financials	67,827,891	—	—	67,827,891
Health Care	102,704,805	6,921,372	—	109,626,177
Industrials	143,800,006	—	—	143,800,006
Information Technology	393,852,161	8,918,143	2,477,539	405,247,843
Materials	39,856,050	—	—	39,856,050
Telecommunication Services	34,825,282	—	—	34,825,282
Total Common Stock	1,102,290,917	39,777,427	2,477,539	1,144,545,883
Short-Term Investments	13,324,410	6,210,192	—	19,534,602
Total Investments, at fair value	$1,115,615,327	$45,987,619	$2,477,539	$1,164,080,485

^                  See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#                 The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

85

SUMMARY PORTFOLIO OF INVESTMENTS
ING TEMPLETON FOREIGN EQUITY PORTFOLIO	AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Austria: 0.1%
159,152		Telekom Austria AG	1,208,483	0.1

		Brazil: 1.2%
401,444		Petroleo Brasileiro SA ADR	7,816,115	0.7
265,220		Vale SA ADR	5,383,966	0.5
			13,200,081	1.2
		Canada: 1.3%
1,224,900		Talisman Energy, Inc.	13,853,549	1.3

		China: 4.7%
3,569,000		China Life Insurance Co., Ltd.	11,820,750	1.1
1,213,000		China Mobile Ltd.	14,274,222	1.4
32,680,000		China Telecom Corp., Ltd.	18,478,754	1.7
13,026,153		Shanghai Electric Group Co., Ltd.	5,673,826	0.5
			50,247,552	4.7
		France: 11.9%
165,050		Alstom	6,648,898	0.6
988,796		AXA S.A.	17,754,704	1.7
318,148		BNP Paribas	18,112,277	1.7
227,134		Cie Generale des Etablissements Michelin	21,763,858	2.1
905,798		France Telecom S.A.	10,048,810	0.9
265,882		Gaz de France	5,476,155	0.5
298,611		Sanofi-Aventis SA	28,317,401	2.7
350,844		Total S.A.	18,255,533	1.7
			126,377,636	11.9
		Germany: 13.3%
230,691		Bayer AG	21,999,232	2.1
632,728		Deutsche Post AG	13,936,231	1.3
487,046		E.ON AG	9,135,098	0.9
224,445		HeidelbergCement AG	13,734,254	1.3
2,127,425		Infineon Technologies AG	17,331,050	1.6
155,469		Merck KGaA	20,490,114	1.9
78,787		Muenchener Rueckversicherungs AG	14,223,315	1.3
115,626		SAP AG	9,297,845	0.9
194,730		Siemens AG	21,293,956	2.0
			141,441,095	13.3
		Hong Kong: 3.2%
3,031,900		AIA Group Ltd.	12,025,532	1.1
265,300		Cheung Kong Holdings Ltd. ADR	4,117,456	0.4
824,000		Hutchison Whampoa Ltd.	8,731,887	0.8
714,000		Swire Pacific Ltd.	8,931,377	0.9
			33,806,252	3.2
		India: 1.6%
576,682		Housing Development Finance Corp.	8,809,859	0.8
196,673		ICICI Bank Ltd. ADR	8,576,910	0.8
			17,386,769	1.6
		Italy: 3.6%
790,056		ENI S.p.A.	19,354,516	1.8
6,028,656		Intesa Sanpaolo S.p.A.	10,425,485	1.0
1,735,102	@	UniCredit SpA	8,544,479	0.8
			38,324,480	3.6
		Japan: 5.3%
1,176,200		Itochu Corp.	12,431,376	1.2
199,900		Nikon Corp.	5,901,927	0.5
1,016,800		Nissan Motor Co., Ltd.	9,648,292	0.9
325,500		Toyota Motor Corp.	15,199,596	1.4
448,000	L	Trend Micro, Inc.	13,536,367	1.3
			56,717,558	5.3
		Netherlands: 7.6%
282,948		Akzo Nobel NV	18,730,335	1.8
634,895		Koninklijke Philips Electronics NV	16,812,236	1.6
308,868		Randstad Holdings NV	11,464,354	1.1
560,376		Royal Dutch Shell PLC - Class B	19,992,255	1.9
560,714	@	SBM Offshore NV	7,907,636	0.7
141,480		Unilever NV	5,413,565	0.5
			80,320,381	7.6
		Norway: 3.9%
706,384		Statoil ASA	17,804,142	1.7
1,146,033		Telenor ASA	23,335,329	2.2
			41,139,471	3.9
		Singapore: 3.4%
1,697,582		DBS Group Holdings Ltd.	20,840,398	2.0
5,432,000		Singapore Telecommunications Ltd.	14,780,634	1.4
			35,621,032	3.4
		South Korea: 4.6%
287,688		KB Financial Group, Inc. ADR	10,327,999	1.0
16,884		Posco	5,531,037	0.5
68,200	L	POSCO ADR	5,602,630	0.5
37,761		Samsung Electronics Co., Ltd. GDR	27,105,018	2.6
			48,566,684	4.6
		Spain: 2.7%
40,669		Inditex S.A.	5,714,283	0.5
395,894		Repsol YPF S.A.	8,081,321	0.8
1,101,207		Telefonica S.A.	14,909,382	1.4
			28,704,986	2.7
		Sweden: 1.4%
1,507,940		Telefonaktiebolaget LM Ericsson	15,232,079	1.4

		Switzerland: 8.3%
203,466		Adecco S.A.	10,775,206	1.0
517,343		Credit Suisse Group	12,626,465	1.2
79,990		Nestle S.A.	5,218,825	0.5
186,227		Novartis AG	11,764,572	1.1
120,556		Roche Holding AG - Genusschein	24,374,155	2.3

See Accompanying Notes to Financial Statements

86

220,355		Swiss Re Ltd.	15,975,479	1.5
454,504		UBS AG - Reg	7,112,479	0.7
			87,847,181	8.3
		Taiwan: 1.4%
1,245,783	L	Compal Electronics, Inc. GDR	4,193,555	0.4
189,376		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,249,692	0.3
2,305,251		Taiwan Semiconductor Manufacturing Co., Ltd.	7,710,628	0.7
			15,153,875	1.4
		United Kingdom: 18.4%
1,933,195		Aviva PLC	11,962,564	1.1
2,382,593		BAE Systems PLC	13,242,966	1.3
1,504,744		BP PLC	10,462,406	1.0
650,394	@	CRH PLC	13,436,541	1.3
1,080,666		GlaxoSmithKline PLC	23,528,705	2.2
1,509,200	@	HSBC Holdings PLC	15,996,446	1.5
3,021,218	@	International Consolidated Airlines Group SA	9,161,551	0.9
3,263,744		Kingfisher PLC	15,250,160	1.4
24,546,127	@	Lloyds TSB Group PLC	19,560,782	1.8
2,010,170		Marks & Spencer Group PLC	12,627,194	1.2
1,020,294		Rexam PLC	7,300,438	0.7
460,971		Standard Chartered PLC	11,929,870	1.1
2,414,800		Tesco PLC	13,302,179	1.3
6,840,019		Vodafone Group PLC	17,218,228	1.6
			194,980,030	18.4

		Total Common Stock (Cost $914,720,374)	1,040,129,174	97.9

RIGHTS: 0.0%
		Spain: 0.0%
395,894	@	Repsol SA	241,424	0.0

		Total Rights (Cost $—)	241,424	0.0

		Total Long-Term Investments (Cost $914,720,374)	1,040,370,598	97.9

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
		Securities Lending Collateral(cc)(1): 1.7%
4,240,122		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,240,192, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $4,324,924, due 08/01/27-01/01/43)	4,240,122	0.4
4,240,122		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $4,240,168, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,324,925, due 10/01/16-12/20/42)	4,240,122	0.4
892,352		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $892,361, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $910,201, due 10/31/17-08/15/22)	892,352	0.1
4,240,122		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $4,240,166, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $4,324,925, due 08/09/13-06/20/42)	4,240,122	0.4
4,240,122		Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $4,240,164, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $4,324,924, due 10/01/32-01/01/43)	4,240,122	0.4
			17,852,840	1.7

		Total Short-Term Investments (Cost $17,852,840)	17,852,840	1.7

		Total Investments in Securities (Cost $932,573,214)	$1,058,223,438	99.6
		Assets in Excess of Other Liabilities	4,245,562	0.4
		Net Assets	$1,062,469,000	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

87

@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

	Cost for federal income tax purposes is $935,641,850.

	Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$173,378,896
	Gross Unrealized Depreciation	(50,797,308)
	Net Unrealized Appreciation	$122,581,588

Sector Diversification	Percentage of Net Assets
Financials	23.5%
Industrials	12.3
Health Care	12.3
Energy	11.6
Telecommunication Services	10.7
Information Technology	9.2
Consumer Discretionary	8.0
Materials	6.6
Consumer Staples	2.3
Utilities	1.4
Short-Term Investments	1.7
Assets in Excess of Other Liabilities	0.4
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Austria	$—	$1,208,483	$—	$1,208,483
Brazil	13,200,081	—	—	13,200,081
Canada	13,853,549	—	—	13,853,549
China	—	50,247,552	—	50,247,552
France	—	126,377,636	—	126,377,636
Germany	—	141,441,095	—	141,441,095
Hong Kong	4,117,456	29,688,796	—	33,806,252
India	8,576,910	8,809,859	—	17,386,769
Italy	—	38,324,480	—	38,324,480
Japan	—	56,717,558	—	56,717,558
Netherlands	—	80,320,381	—	80,320,381
Norway	—	41,139,471	—	41,139,471
Singapore	—	35,621,032	—	35,621,032
South Korea	15,930,629	32,636,055	—	48,566,684
Spain	—	28,704,986	—	28,704,986
Sweden	—	15,232,079	—	15,232,079
Switzerland	—	87,847,181	—	87,847,181
Taiwan	7,443,247	7,710,628	—	15,153,875
United Kingdom	—	194,980,030	—	194,980,030
Total Common Stock	63,121,872	977,007,302	—	1,040,129,174
Rights	241,424	—	—	241,424
Short-Term Investments	—	17,852,840	—	17,852,840
Total Investments, at fair value	$63,363,296	$994,860,142	$—	$1,058,223,438

See Accompanying Notes to Financial Statements

88

^                  See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#                 The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

89

SUMMARY PORTFOLIO OF INVESTMENTS
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO	AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Consumer Discretionary: 10.7%
15,300	@	Amazon.com, Inc.	3,842,442	2.8
50,400		Comcast Corp. — Class A	1,883,952	1.4
57,600		Macy’s, Inc.	2,247,552	1.6
11,000		Ralph Lauren Corp.	1,649,120	1.2
39,500		Starbucks Corp.	2,117,990	1.5
28,800		Time Warner, Inc.	1,377,504	1.0
31,800		Viacom - Class B	1,677,132	1.2
			14,795,692	10.7
		Consumer Staples: 5.1%
63,000		Archer-Daniels-Midland Co.	1,725,570	1.3
11,000		Colgate-Palmolive Co.	1,149,940	0.8
49,700		Philip Morris International, Inc.	4,156,908	3.0
			7,032,418	5.1
		Energy: 11.5%
34,800		Baker Hughes, Inc.	1,421,232	1.0
38,700		Cabot Oil & Gas Corp.	1,924,938	1.4
10,700		EOG Resources, Inc.	1,292,453	0.9
30,900		EQT Corp.	1,822,482	1.3
73,500		Halliburton Co.	2,549,715	1.9
47,700		Hess Corp.	2,526,192	1.8
126,700	@	McDermott International, Inc.	1,396,234	1.0
61,500	@	Noble Corp.	2,141,430	1.6
42,600	@,L	Ultra Petroleum Corp.	772,338	0.6
			15,847,014	11.5
		Financials: 19.0%
79,800		American Capital Agency Corp.	2,309,412	1.7
103,579		Citigroup, Inc.	4,097,585	3.0
25,900		Digital Realty Trust, Inc.	1,758,351	1.3
71,300	@	Invesco Ltd.	1,860,217	1.4
78,100		JPMorgan Chase & Co.	3,434,057	2.5
59,200		Lincoln National Corp.	1,533,280	1.1
44,700		Metlife, Inc.	1,472,418	1.1
210,100		Morgan Stanley	4,017,112	2.9
71,000		US Bancorp.	2,267,740	1.6
98,300		Wells Fargo & Co.	3,359,894	2.4
			26,110,066	19.0
		Health Care: 13.8%
42,400	@	Acorda Therapeutics, Inc.	1,054,064	0.8
13,400		Allergan, Inc.	1,229,182	0.9
32,500	@	Alnylam Pharmaceuticals, Inc.	593,125	0.4
46,400		Baxter International, Inc.	3,093,024	2.2
10,500	@	Bio-Rad Laboratories, Inc.	1,103,025	0.8
44,100	@	Bruker BioSciences Corp.	673,407	0.5
19,300	@	Cubist Pharmaceuticals, Inc.	811,758	0.6
18,300	@	Gilead Sciences, Inc.	1,344,135	1.0
35,000	@	Hospira, Inc.	1,093,400	0.8
46,300		Medtronic, Inc.	1,899,226	1.4
45,473		Merck & Co., Inc.	1,861,665	1.4
38,100		Teva Pharmaceutical Industries Ltd. ADR	1,422,654	1.0
33,800		UnitedHealth Group, Inc.	1,833,312	1.3
16,500		WellPoint, Inc.	1,005,180	0.7
			19,017,157	13.8
		Industrials: 11.3%
25,300		Boeing Co.	1,906,608	1.4
41,000		General Dynamics Corp.	2,840,070	2.1
178,600	@	Hertz Global Holdings, Inc.	2,905,822	2.1
24,700		Illinois Tool Works, Inc.	1,502,007	1.1
45,300		Norfolk Southern Corp.	2,801,352	2.0
40,300		Ryder System, Inc.	2,012,179	1.5
89,200	@	Spirit Airlines, Inc.	1,580,624	1.1
			15,548,662	11.3
		Information Technology: 19.5%
68,300	@	Adobe Systems, Inc.	2,573,544	1.8
12,600		Apple, Inc.	6,716,178	4.9
499,500	@	Atmel Corp.	3,271,725	2.4
64,800	@	Avago Technologies Ltd.	2,051,568	1.5
20,900		Broadcom Corp.	694,089	0.5
35,800	@,L	Freescale Semiconductor Holdings Ltd.	394,158	0.3
347,800	@	Micron Technology, Inc.	2,208,530	1.6
54,600	@	NetApp, Inc.	1,831,830	1.3
72,200	@	NXP Semiconductor NV	1,903,914	1.4
252,500	@	ServiceSource International, Inc.	1,477,125	1.1
100,200	@	Skyworks Solutions, Inc.	2,034,060	1.5
87,000	@	Symantec Corp.	1,636,470	1.2
			26,793,191	19.5
		Materials: 2.7%
64,900		Dow Chemical Co.	2,097,568	1.5
41,300		International Paper Co.	1,645,392	1.2
			3,742,960	2.7
		Telecommunication Services: 2.2%
104,500	@	MetroPCS Communications, Inc.	1,038,730	0.7
286,500	@,L	NII Holdings, Inc.	2,042,745	1.5
			3,081,475	2.2
		Utilities: 3.1%
31,900		Edison International	1,441,561	1.1
22,600		NextEra Energy, Inc.	1,563,694	1.1
32,100		Pacific Gas & Electric Co.	1,289,778	0.9
			4,295,033	3.1

		Total Common Stock (Cost $122,994,370)	136,263,668	98.9

See Accompanying Notes to Financial Statements

90

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
	Securities Lending Collateral(cc)(1): 2.1%
882,693	BNP Paribas Bank, Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $882,703, collateralized by various U.S. Government Agency Obligations, 3.000%-3.500%, Market Value plus accrued interest $900,347, due 09/15/42-11/15/42)	882,693	0.7
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.7
31,253	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $31,253, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $31,878, due 08/09/13-04/18/36)	31,253	0.0
1,000,000	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,000,016, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-11.250%, Market Value plus accrued interest $1,020,000, due 02/01/13-08/15/41)	1,000,000	0.7
		2,913,946	2.1

Shares
	Mutual Funds: 1.2%
1,628,560	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,628,560)	1,628,560	1.2

	Total Short-Term Investments (Cost $4,542,506)	4,542,506	3.3

	Total Investments in Securities (Cost $127,536,876)	$140,806,174	102.2
	Liabilities in Excess of Other Assets	(3,008,475)	(2.2)
	Net Assets	$137,797,699	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

	Cost for federal income tax purposes is $128,797,517.

	Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$19,094,429
	Gross Unrealized Depreciation	(7,085,772)
	Net Unrealized Appreciation	$12,008,657

See Accompanying Notes to Financial Statements

91

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$136,263,668	$—	$—	$136,263,668
Short-Term Investments	1,628,560	2,913,946	—	4,542,506
Total Investments, at fair value	$137,892,228	$2,913,946	$—	$140,806,174

^                  See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*                 For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

92

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                 Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)                  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)                  Not applicable.

18

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Partners, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2013

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 6, 2013

19